UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07873

Nuveen Municipal Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Vice President and Secretary

901 Marquette Avenue Minneapolis, Minnesota 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: September 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

It’s not what you earn, it’s what you keep.®

Semi-Annual Report September 30, 2017

Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class R6	Class I

Nuveen All-American Municipal Bond Fund	FLAAX	FACCX	FAACX	FAAWX	FAARX
Nuveen Inflation Protected Municipal Bond Fund	NITAX	NAADX	NIPCX	—	NIPIX
Nuveen Intermediate Duration Municipal Bond Fund	NMBAX	NNCCX	NNSCX	—	NUVBX
Nuveen Limited Term Municipal Bond Fund	FLTDX	FAFJX	FLTCX	—	FLTRX
Nuveen Short Term Municipal Bond Fund	FSHAX	NAAEX	NSVCX	—	FSHYX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Asset prices have steadily climbed this year, propelled by a “Goldilocks” economic scenario that enabled markets to sidestep geopolitical tensions, natural disasters, terrorism events and political noise. The U.S. economy continued to run not too hot, not too cold, with steady growth and low levels of unemployment, inflation and interest rates. Corporate earnings have been healthy and recession risk appeared low. At the same time, growth across the rest of the world has improved as well, leading to upward revisions in global growth projections.

Yet, a global synchronized recovery also brings the prospect of higher inflation. Central banks have to manage the delicate balance between too-loose financial conditions, which risks economies overheating, and too-tight conditions, which could trigger recession. The nominee for Chairman of the U.S. Federal Reserve (Fed), Jerome Powell, is largely expected to maintain the course set by Chair Janet Yellen after her term expires in February 2018. However, uncertainties about fiscal policy remain, particularly as Congress is currently working on a tax overhaul plan. Depending on the details of a tax bill and whether it passes, the Fed’s job of managing interest rates could become more complicated in the years ahead.

Meanwhile, politics will remain in the forefront. The U.S. debt ceiling debate resumes in December 2017 when the current extension of the debt limit expires, and rebuilding continues in the wake of Hurricanes Harvey, Irma and Maria. The ongoing “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks may impact key trade and political partnerships. Tensions with North Korea may continue to flare.

The magnitude of the market’s bullishness this year has been somewhat surprising. But gains may not be so easy in the coming years. Nobody can predict market shifts, which is why Nuveen encourages you to talk to your financial advisor to ensure your investment portfolio is appropriately diversified for your objectives, time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

November 22, 2017

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Portfolio Managers’

Comments

Nuveen All-American Municipal Bond Fund

Nuveen Inflation Protected Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

Nuveen Short Term Municipal Bond Fund

These Funds feature management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. Portfolio managers John V. Miller, CFA, and Timothy T. Ryan, CFA, have managed the Nuveen All-American Municipal Bond Fund since 2010 and 2016, respectively. Daniel J. Close, CFA, and Douglas M. Baker, CFA, have managed the Nuveen Inflation Protected Municipal Bond Fund since its inception in 2011. Paul L. Brennan, CFA, has managed the Nuveen Intermediate Duration Municipal Bond Fund since 2007 and the Nuveen Limited Term Municipal Bond Fund since 2006. Christopher L. Drahn, CFA, has managed the Nuveen Short Term Municipal Bond Fund since 2002.

Recently, the portfolio managers reviewed key investment strategies and the Funds’ performance for the six-month reporting period ended September 30, 2017.

How did the Funds perform during the six-month reporting period ended September 30, 2017?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the six-month, one-year- five-year, ten-year and/or since-inception periods ended September 30, 2017. The returns for each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of their corresponding benchmark and Lipper classification average.

For the reporting period, the Nuveen All-American Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund outperformed their respective benchmark indexes and Lipper peer group averages, while the Nuveen Inflation Protected Municipal Bond Fund and Nuveen Short Term Municipal Bond Fund lagged their respective benchmarks and Lipper averages.

Nuveen All-American Municipal Bond Fund

For the six-month reporting period ended September 30, 2017, the Nuveen All-American Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Index and the Lipper General & Insured Municipal Debt Funds Classification Average.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

The Fund’s duration (interest rate) and yield curve positioning were key drivers of its outperformance of the index. The portfolio had a longer-than-benchmark duration, which positioned it to more fully benefit from the positive effects of stable-to-declining longer-term interest rates. Additionally, the Fund’s overweighting in securities six years and longer added value as bonds in this maturity range outpaced shorter-maturity securities, in which the Fund was underweighted.

Credit quality positioning added to relative performance as well, as the Fund was overweight bonds with more credit risk, particularly in the A and BBB rating categories. These securities, bolstered by strong investor demand for yield and issuers’ mostly stable-to-improving credit fundamentals, generally outpaced higher quality securities, where the Fund had a smaller-than-benchmark exposure. The portfolio’s significant overweighting in non-investment grade securities was another positive performance factor, given that they generally posted higher total returns than their investment grade counterparts.

Adding to the Fund’s favorable results from below investment grade securities was positive security selection. For example, large overweightings in bonds issued by Chicago Board of Education, City of Chicago, Metropolitan Pier & Exposition Authority and State of Illinois posted strong gains after Illinois state lawmakers signed a budget bill ending a two-year legislative standoff.

The Fund’s lack of exposure to Puerto Rico bonds, most of which carry a below investment grade rating, proved beneficial as well. The island’s fiscal and economic woes deepened throughout the reporting period and were exacerbated by the extensive hurricane damage. Owning unrated American Dream bonds, issued for the development of a shopping and entertainment center in New Jersey’s Meadowlands, further boosted results. A modest exposure of FirstEnergy Solutions bonds was additive, as they staged a partial comeback from distressed levels.

In terms of sector selection, overweighting the outperforming health care, industrial development revenue/pollution control revenue (IDR/PCR), and charter school segments contributed to the Fund’s outperformance of the index. In contrast, our larger-than-index exposure to tobacco bonds detracted, as the sector lagged. Similarly, our overweight position in pre-refunded bonds hurt performance, which trailed the benchmark given their high quality and short durations.

Nuveen Inflation Protected Municipal Bond Fund

For the six-month reporting period ended September 30, 2017, the Nuveen Inflation Protected Municipal Bond Fund’s Class A Shares at NAV underperformed the Bloomberg Barclays 1–10 Year Municipal Bond Index, as well as the Lipper Intermediate Municipal Debt Funds Classification Average.

The Fund’s performance is shaped by its two portfolio components: intermediate duration municipal bonds and inflation-linked swaps. The swaps are designed to hedge the Fund against changes in realized inflation and changes in inflation expectations, which can influence municipal bond prices. For the reporting period, the Fund’s municipal bond portfolio substantially outperformed the benchmark, while its inflation-protection component was a meaningful detractor from relative performance.

In the municipal bond portfolio, duration (interest rate) positioning had the biggest positive impact on the Fund’s relative performance. During the reporting period, bonds with longer durations tended to outperform their counterparts with shorter durations. Accordingly, the combination of our underweight in the shortest-duration bonds and overweight in longer-dated bonds added significant value.

A lesser positive impact came from the Fund’s credit quality positioning. Investment grade bonds, lower rated securities generally fared better than those backed by higher credit quality issuers, as investors sought added yield in a still low interest rate environment. The Fund’s overweighting in bonds A and BBB rated, which occupy the two lowest credit tiers in the investment grade bond universe, added value, as did an underweighting in AAA rated bonds, the highest credit tier.

Sector positioning in the Fund was modestly negative during this reporting period, most notably an underweighting in the local general obligation (GO) bond category. In light of the sector’s relative outperformance, our more limited exposure to the group had a modestly negative impact on the Fund.

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The Fund’s inflation-protection component was a significant negative during the reporting period, as our inflation-linked swaps detracted from relative performance. These securities accomplished their objective of hedging against fluctuations in inflation expectations and realized inflation. However, the value of the swaps fell as the market’s perceived likelihood of future inflation decreased during the reporting period.

Nuveen Intermediate Duration Municipal Bond Fund

During the six-month reporting period ended September 30, 2017, the Nuveen Intermediate Duration Municipal Bond Fund’s Class A shares at NAV outperformed the S&P Municipal Bond Intermediate Index and the Lipper Intermediate Municipal Debt Funds Classification Average.

The Fund’s credit quality positioning aided relative performance. During the reporting period, the market favored higher yielding securities, so the combination of our overweighting in lower quality investment grade securities (A and BBB rated bonds) and underweighting in the top credit quality tiers (AAA and AA rated bonds) was beneficial. We also benefited from favorable security selection in various sectors among A and BBB rated bonds, identifying credits with good fundamentals and more incremental yield than higher rated bonds were providing.

Yield curve positioning was another positive contributor to relative performance. The Fund was overweighted in 13-year and longer securities, which were among the best performers in the intermediate municipal bond universe. This positioning more than compensated for the Fund’s overweighting in bonds maturing in two years or less, which underperformed.

On an individual security basis, holdings in Chicago general obligation (GO) bonds, Illinois state-backed securities and bonds issued by the Chicago Board of Education significantly outperformed the broader municipal market. These securities rallied after the state resolved its budget impasse and restored funding to its cities and school districts.

Sector allocation modestly detracted from performance. The Fund’s overweighting in pre-refunded bonds hurt performance, as these high quality, shorter-term bonds drew less investor interest. An overweighting in the higher education sector proved disadvantageous as well, primarily due to our emphasis of high quality issuers such as Yale University, which tended not to fare as well given that the market environment generally favored lower quality bonds.

Similarly, larger-than-benchmark exposure to the lagging tobacco sector was modestly detrimental. Partially offsetting these disappointments, however, was the Fund’s overweighting in various outperforming sectors, including transportation, health care and industrial development revenue/pollution control revenue (IDR/PCR).

Nuveen Limited Term Municipal Bond Fund

For the six-month reporting period ended September 30, 2017, the Nuveen Limited Term Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Short-Intermediate Index and the Lipper Short-Intermediate Municipal Debt Funds Classification Average.

Credit quality exposure boosted the Fund’s results in relative terms. Investors, searching for extra income, favored higher yielding securities in a continued environment of low interest rates. This meant that our overweightings in lower investment grade securities (rated A and BBB) and non-investment grade securities were beneficial. Likewise, our underweighting in the highest quality credit tiers (AAA and AA rated bonds) was helpful in light of these securities’ underperformance during the reporting period.

Favorable security selection across a variety of sectors, but particularly among A and BBB rated bonds also aided relative results. The Fund was rewarded for holding bonds that had attractive amounts of incremental yield compared to higher quality securities, as well as stable to improving fundamentals.

In addition, the Fund benefited from its holdings in certain below investment grade bonds, such as Illinois state-backed bonds, Chicago general obligation (GO) debt and Chicago Board of Education securities, all of which posted appreciable gains that far outpaced the index. These securities rallied strongly in the wake of the state enacting a budget and avoiding credit rating downgrades. We also saw good results with our IDR/PCR holdings in FirstEnergy Solutions, which rebounded somewhat from distressed levels.

NUVEEN	7

Portfolio Managers’ Comments (continued)

Yield curve positioning was another factor behind the Fund’s outperformance of the index. Overweighting bonds with maturities of seven to twelve years was helpful, given that their yields were generally stable or declined slightly during the reporting period. The positive performance effects of owning these securities more than offset the negative performance impact of overweighting bonds due two years or less, which lagged as the Federal Reserve raised interest rates.

Sector positioning produced mixed results. The Fund’s underweighting in pre-refunded bonds added value, as these high quality, shorter-term bonds lagged the index. Larger-than-benchmark exposure to sectors consisting largely of lower investment grade securities, including those in the transportation, health care and industrial development revenue/pollution control revenue (IDR/PCR) categories, were helpful as well.

In contrast, the Fund’s overweighting in the underperforming higher education sector hurt somewhat, especially given our focus on high quality issuers such as Yale University and University of Chicago. Similarly, our overweighting in the lagging tobacco sector proved modestly detrimental for relative performance.

Nuveen Short Term Municipal Bond Fund

For the six-month reporting period ended September 30, 2017, the Nuveen Short-Term Municipal Bond Fund’s Class A Shares at NAV modestly underperformed the S&P Municipal Bond Short Index and the Lipper Short Municipal Debt Funds Classification Average.

During the reporting period, yields on securities from the longer end of the short-maturity universe (two to five years) were generally stable, while yields on the shortest-maturity bonds rose. This flattening of the short-term yield curve resulted in the outperformance of bonds beyond two years. Against this backdrop, with our larger-than-benchmark exposure to bonds four years and longer, the Fund’s yield curve positioning modestly contributed to relative performance. However, the Fund’s overweighting in very short-term securities (under six months, specifically) was a slight drag, as these bonds underperformed.

The Fund’s credit quality positioning worked to its advantage. Our larger-than-index exposure to A and BBB rated securities was beneficial, given these bonds’ outperformance as investors’ appetite for yield remained strong. At the same time, an underweighting in the highest credit quality segments (AA and AAA rated bonds) also helped, since they trailed lower quality securities.

From a sector selection standpoint, the Fund received a modest boost from its underweighting in pre-refunded securities, high quality bonds that underperformed the index due to their relatively lower yields.

What strategies were used to manage the Funds during the reporting period?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management (NAM). Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen All-American Municipal Bond Fund

Throughout the reporting period, the Fund’s duration (interest rate sensitivity) remained longer than the benchmark, even as we gradually allowed it to drift downward by adding shorter-term securities. This gradual shift reflected our expectation that short-term interest rates would move modestly higher along with moderate and gradual interest rate hikes from the Federal Reserve, while longer-term rates could remain stable due to few inflation pressures. Thus, by moving the portfolio a bit shorter on the yield curve, we could take advantage of what we saw as better values among intermediate-dated securities, particularly those in the 15-year maturity range.

Similarly, relative to the benchmark, the Fund remained overweighted in bonds with more credit risk. As the reporting period progressed, however, and as lower rated bonds generally outperformed and experienced credit spread tightening, many of these securities appeared expensive. We began focusing new purchases toward higher quality securities, which, in many cases, offered comparable yields to those of lower quality bonds but with less credit risk.

8	NUVEEN

We also continued to increase the Fund’s exposure to New York and California bonds. Due to high demand, securities from these two states tend to be comparatively liquid. As such, our purchases here improved the Fund’s flexibility and, in our opinion, made the portfolio somewhat more defensive in the event of a market sell off.

Bond sales were minimal during the reporting period, given our general preference for maintaining the Fund’s existing credit quality and sector positioning. Shareholder inflows, along with the proceeds of bond calls and maturities, provided our source of new assets to invest.

Nuveen Inflation Protected Municipal Bond Fund

With substantial shareholder inflows coming into the Fund, we were actively purchasing new bonds for the portfolio throughout the six-month reporting period. We generally liked the portfolio’s existing duration and credit quality stance, so, whenever we were adding new securities, we sought to keep this positioning to the extent possible.

Our new purchases, which took place in both the primary and secondary municipal bond markets, included a variety of dedicated-tax bonds. We also added a state appropriation bond, a water/sewer issue, and two health care credits, with a focus on intermediate and longer bonds.

These purchases, which were based on what was available at the time we had assets to invest, involved bonds with credit ratings ranging from high BBB to low AA and intermediate to longer-intermediate maturities. Selling activity was minimal during this reporting period and consisted of a single floating-rate bond issue.

The Fund’s exposure to inflation-linked swaps increased during the reporting period in proportion to the growth in the Fund’s net assets. These inflation-linked swaps continued to be classified as non-exchange-cleared derivatives, a beneficial situation for the Fund, given that it enables us to use the Fund’s municipal bond positions as collateral for the swaps, if necessary.

Nuveen Intermediate Duration Municipal Bond Fund

Throughout the reporting period, we kept the Fund’s basic sector, credit and yield curve positioning intact. However, the Fund’s duration (interest rate sensitivity) drifted downward to reach a more neutral stance relative to the index, based on our view that fewer attractive longer-term bond opportunities were available in the marketplace.

Credit spreads, the difference in yields between bonds with various credit ratings, continued to narrow during the reporting period. Lower quality bond yields continued to decline to the point where, in many cases, taking on additional credit risk seemed unwarranted, in our view. As a result, our purchases tended to skew more toward higher quality bonds. That said, we were comfortable maintaining the Fund’s existing overweightings in lower investment grade and below investment grade securities, given that they still offered healthy amounts of incremental yield relative to new opportunities in the marketplace, especially in light of their issuers’ generally stable to improving credit fundamentals.

In making purchases during the reporting period, we used the proceeds of new investment inflows, as well as bond calls and maturities, to make some swaps to help support the Fund’s dividend. Specifically, we sold some of our existing short-maturity, higher quality positions for bonds available in the marketplace that carried better yields but similar risk characteristics.

Nuveen Limited Term Municipal Bond Fund

Our purchasing activity during the reporting period reflected availability in the marketplace, rather than an intent to alter the Fund’s credit quality, sector or yield curve positioning.

We kept the Fund’s exposure to credit risk roughly stable throughout the six months, maintaining overweightings in lower investment grade and below investment grade securities due to their ability to provide the Fund with income. In light of these segments’ extended period of outperformance, however, we believed that there were fewer compelling new opportunities in this part of the marketplace. Accordingly, when adding new bonds to the Fund, we generally favored higher quality bonds, which increasingly carried yields similar to lower quality alternatives. Our purchases were spread across various sectors, including tax-supported, utilities

NUVEEN	9

Portfolio Managers’ Comments (continued)

and transportation. We also swapped some existing holdings issued when bond yields were lower for newer higher yielding opportunities available in the marketplace, a strategy that helped boost the Fund’s income stream while maintaining a comparable level of risk.

Even as the portfolio’s yield curve exposure remained tilted toward longer-term securities within our investment universe, we were increasingly focused on adding shorter-term bonds, given the lack of new, attractive longer-maturity opportunities we were seeing in the marketplace. This resulted in the Fund’s duration falling slightly to a more neutral stance relative to the index.

Nuveen Short Term Municipal Bond Fund

We added names across the credit spectrum ranging from non-rated to AA rated bonds based on where we identified relative value and the potential for performance opportunity, although our purchases for the Fund during the reporting period had a bit more emphasis on the A and BBB ratings categories, which make up the lower investment grade investment universe.

We were particularly active among health care bonds, especially hospital and senior living issues, and we also purchased utility and transportation bonds. Notable additions included revenue bonds issued by New Jersey Motor Vehicle Surcharge, Clark County (Nevada) Airport, and Metropolitan Washington Airports Authority. In the health care sector, key additions were bonds issued by a California agency on behalf of Kaiser Permanente, a leading health care provider in the state. We also purchased several securities whose income is subject to the alternative minimum tax. We felt the incremental yield from these positions was attractive when viewed in the context of absolute and relative yield levels available elsewhere.

Our purchases were concentrated primarily in three- to five-year maturities. These securities carried incremental yield and we believed they offered the potential to benefit from further spread tightening and therefore, potentially outperform shorter-term securities over time. We maintained the Fund’s duration slightly long relative to the benchmark.

To fund our purchases, we often used the proceeds from bond maturities. We also traded some high quality, shorter-term securities with comparatively low yields for new investments offering higher prevailing yields with similar risk characteristics.

Note About Investment Valuations

The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. Thus, the current net asset value of a Fund’s shares might be impacted, higher or lower, if the Fund were to use a different pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Fund’s then-current municipal bond pricing service was acquired by the parent company of another pricing service, and the combination of the valuation methodologies used by the two organizations took place on October 16, 2017, subsequent to the close of the reporting period of this report. The change of valuation methodologies due to that combination had little or no impact on the net asset value of each Fund’s shares.

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Risk Considerations

and Dividend Information

Risk Considerations

Nuveen All-American Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. In addition, the Fund periodically engages in a moderate amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

Nuveen Inflation Protected Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund are subject to market risk, credit risk, interest rate risk, non-diversification risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of derivative instruments may involve a small amount of cash investment relative to the total notional principal amount of the transaction, the magnitude of losses from derivatives may be greater than the amount originally invested. There can be no assurance that the Fund’s inflation hedging strategy will be successful or perform as expected.

Nuveen Intermediate Duration Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Nuveen Limited Term Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

Nuveen Short Term Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.

NUVEEN	11

Risk Considerations and Dividend Information (continued)

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of September 30, 2017, all of the Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance, Expense Ratios

and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

NUVEEN	13

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen All-American Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.42%	1.20%	3.87%	5.33%
Class A Shares at maximum Offering Price	0.01%	(3.03)%	2.98%	4.88%
S&P Municipal Bond Index	2.82%	0.84%	3.08%	4.45%
Lipper General & Insured Municipal Debt Funds Classification Average	3.07%	0.49%	2.80%	3.99%

Class C2 Shares	4.04%	0.62%	3.31%	4.76%
Class I Shares	4.51%	1.40%	4.08%	5.53%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	3.93%	0.39%	4.71%
Class R6 Shares	4.51%	1.40%	1.06%

Since inception returns for Class C Shares and Class R6 Shares are from 2/10/14 and 6/30/16, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class R6	Class I
Expense Ratios	0.73%	1.52%	1.28%	0.49%	0.53%

Effective Leverage Ratio as of September 30, 2017

Effective Leverage Ratio	3.84%

14	NUVEEN

Nuveen Inflation Protected Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	1.72%	2.10%	1.36%	3.60%
Class A Shares at maximum Offering Price	(1.33)%	(0.97)%	0.75%	3.12%
Bloomberg Barclays 1-10 Year Municipal Bond Index	2.13%	1.00%	2.12%	3.13%
Lipper Intermediate Municipal Debt Funds Classification Average	2.58%	0.42%	2.06%	3.57%

Class C2 Shares	1.44%	1.52%	0.81%	3.03%
Class I Shares	1.81%	2.26%	1.59%	3.81%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	1.33%	1.27%	1.81%

Since inception returns for Class A, Class C2 and Class I Shares, and the index and Lipper average are from 3/08/11. Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Gross Expense Ratios	1.07%	1.87%	1.63%	0.86%
Net Expense Ratios	0.76%	1.56%	1.31%	0.56%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% (1.05% after July 31, 2019) of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of the Fund.

NUVEEN	15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.73%	0.94%	2.68%	3.83%
Class A Shares at maximum Offering Price	0.61%	(2.08)%	2.06%	3.51%
S&P Municipal Bond Intermediate Index	2.97%	0.96%	2.85%	4.61%
Lipper Intermediate Municipal Debt Funds Classification Average	2.58%	0.42%	2.06%	3.51%

Class C2 Shares	3.46%	0.30%	2.13%	3.26%
Class I Shares	3.83%	1.02%	2.88%	4.03%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	3.33%	0.04%	2.66%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.69%	1.49%	1.24%	0.49%

Effective Leverage Ratio as of September 30, 2017

Effective Leverage Ratio	0.23%

16	NUVEEN

Nuveen Limited Term Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.09%	0.51%	1.41%	2.86%
Class A Shares at maximum Offering Price	(0.47)%	(2.03)%	0.89%	2.60%
S&P Municipal Bond Short-Intermediate Index	1.64%	1.00%	1.75%	3.33%
Lipper Short-Intermediate Municipal Debt Funds Classification Average	1.36%	0.22%	1.15%	2.54%

Class C2 Shares	1.90%	0.22%	1.05%	2.50%
Class I Shares	2.28%	0.77%	1.62%	3.06%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	1.77%	(0.22)%	0.93%

Since inception returns for Class C Shares are from 2/10/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.70% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.63%	1.43%	0.98%	0.43%

Effective Leverage Ratio as of September 30, 2017

Effective Leverage Ratio	0.00%

NUVEEN	17

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Short Term Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.78%	0.76%	0.83%	1.97%
Class A Shares at maximum Offering Price	(1.77)%	(1.77)%	0.32%	1.71%
S&P Municipal Bond Short Index	0.87%	1.12%	1.03%	2.21%
Lipper Short Municipal Debt Funds Classification Average	0.89%	0.71%	0.62%	1.50%

Class I Shares	0.97%	0.94%	1.03%	2.15%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class C Shares	0.39%	(0.02)%	N/A	0.10%
Class C2 Shares	0.60%	0.40%	0.47%	0.78%

Since inception returns for Class C and Class C2 Shares are from 2/10/14 and 8/31/11, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 0.70% if redeemed within eighteen months of purchase. Class C and Class C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.71%	1.51%	1.06%	0.51%

Effective Leverage Ratio as of September 30, 2017

Effective Leverage Ratio	0.00%

18	NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK

NUVEEN	19

Yields as of September 30, 2017

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Nuveen All-American Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class R6	Class I
Dividend Yield	3.51%	2.89%	3.10%	3.85%	3.85%
SEC 30-Day Yield	2.33%	1.64%	1.89%	2.67%	2.64%
Taxable-Equivalent Yield (28.0%)[2]	3.24%	2.28%	2.63%	3.71%	3.67%

Nuveen Inflation Protected Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.91%	1.18%	1.40%	2.13%
SEC 30-Day Yield-Subsidized	1.55%	0.80%	1.05%	1.80%
SEC 30-Day Yield-Unsubsidized	1.40%	0.65%	0.90%	1.65%
Taxable-Equivalent Yield-Subsidized (28.0%)[2]	2.15%	1.11%	1.46%	2.50%
Taxable-Equivalent Yield-Unsubsidized (28.0%)[2]	1.94%	0.90%	1.25%	2.29%

Nuveen Intermediate Duration Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	2.64%	1.95%	2.21%	2.92%
SEC 30-Day Yield-Subsidized	1.81%	1.07%	1.32%	2.06%
SEC 30-Day Yield-Unsubsidized	1.81%	1.07%	1.32%	2.06%
Taxable-Equivalent Yield-Subsidized (28.0%)[2]	2.51%	1.49%	1.83%	2.86%
Taxable-Equivalent Yield-Unsubsidized (28.0%)[2]	2.51%	1.49%	1.83%	2.86%

20	NUVEEN

Nuveen Limited Term Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	1.75%	0.98%	1.42%	1.97%
SEC 30-Day Yield	1.11%	0.34%	0.79%	1.34%
Taxable-Equivalent Yield (28.0%)[2]	1.54%	0.47%	1.10%	1.86%

Nuveen Short Term Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	0.91%	0.18%	0.60%	1.13%
SEC 30-Day Yield	0.64%	(0.12)%	0.32%	0.87%
Taxable-Equivalent Yield (28.0%)[2]	0.89%	(0.17)%	0.44%	1.21%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate shown in the respective table above.

NUVEEN	21

Holding

Summaries as of September 30, 2017

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen All-American Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	100.2%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	0.8%
Other Assets Less Liabilities	0.9%
Net Assets Plus Floating Rate Obligations	101.9%
Floating Rate Obligations	(1.9)%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	16.5%
AA	27.7%
A	20.4%
BBB	17.9%
BB or Lower	9.5%
N/R (not rated)	8.0%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	16.1%
Health Care	16.1%
Transportation	12.7%
Tax Obligation/General	11.1%
U.S. Guaranteed	9.3%
Education and Civic Organizations	8.5%
Utilities	8.1%
Other	18.1%
Total	100%

States and Territories

(% of total municipal bonds)

California	17.7%
New York	13.2%
Illinois	11.9%
Texas	7.6%
Florida	4.7%
Wisconsin	3.7%
Colorado	3.5%
Ohio	2.6%
Pennsylvania	2.6%
Indiana	2.2%
Georgia	2.1%
New Jersey	2.1%
Arizona	2.0%
Washington	1.9%
Missouri	1.7%
Louisiana	1.6%
Other	18.9%
Total	100%

22	NUVEEN

Nuveen Inflation Protected Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	101.6%
Short-Term Municipal Bonds	0.9%
Other Assets Less Liabilities	(2.5)%
Net Assets	100%

Bond Credit Quality

(% of total investments)

AAA/U.S. Guaranteed	6.8%
AA	51.1%
A	28.7%
BBB	7.7%
BB or Lower	0.8%
N/R (not rated)	4.9%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	31.4%
Transportation	14.0%
Tax Obligation/General	12.3%
Health Care	11.2%
Water and Sewer	11.1%
Utilities	10.7%
Other	9.3%
Total	100%

States and Territories

(% of total municipal bonds)

California	14.0%
Colorado	9.1%
Texas	5.9%
Tennessee	5.9%
North Carolina	5.8%
Illinois	5.3%
Ohio	4.4%
New York	4.1%
Georgia	3.4%
Florida	3.1%
Louisiana	3.1%
Nevada	2.6%
Washington	2.4%
Pennsylvania	2.4%
New Jersey	2.3%
Alaska	2.2%
Connecticut	2.1%
Maryland	2.0%
Oregon	1.5%
Other	18.4%
Total	100%

NUVEEN	23

Holding Summaries as of September 30, 2017 (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	97.6%
Corporate Bonds	0.0%
Investment Companies	0.3%
Short-Term Municipal Bonds	0.8%
Other Assets Less Liabilities	1.3%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	12.5%
AA	28.9%
A	31.9%
BBB	16.8%
BB or Lower	6.8%
N/R (not rated)	3.1%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	19.3%
Health Care	16.1%
Tax Obligation/General	15.1%
Transportation	13.9%
Utilities	11.4%
U.S. Guaranteed	7.9%
Other	16.3%
Total	100%

States and Territories

(% of total municipal bonds)

Illinois	14.9%
Texas	6.3%
California	6.1%
New Jersey	5.9%
Florida	5.6%
New York	5.5%
Ohio	4.6%
Pennsylvania	4.6%
Indiana	3.4%
Wisconsin	3.2%
Louisiana	2.6%
Arizona	2.5%
District of Columbia	2.5%
Nevada	2.4%
Colorado	2.3%
Alabama	2.0%
Michigan	1.7%
Iowa	1.7%
Oklahoma	1.6%
Kentucky	1.5%
Other	19.1%
Total	100%

24	NUVEEN

Nuveen Limited Term Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	98.1%
Corporate Bonds	0.0%
Investment Companies	0.7%
Short-Term Municipal Bonds	0.8%
Other Assets Less Liabilities	0.4%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	10.3%
AA	31.4%
A	39.0%
BBB	12.8%
BB or Lower	4.7%
N/R (not rated)	1.8%
Total	100%

Portfolio Composition

(% of total investments)

Utilities	20.1%
Tax Obligation/Limited	19.9%
Tax Obligation/General	16.8%
Health Care	13.4%
Transportation	8.9%
Education and Civic Organizations	5.7%
Other	15.2%
Total	100%

States and Territories

(% of total municipal bonds)

Illinois	11.9%
Pennsylvania	6.8%
New Jersey	5.4%
Florida	5.3%
Texas	5.1%
Louisiana	5.0%
Ohio	4.8%
Indiana	4.2%
New York	4.1%
California	3.6%
Washington	3.1%
Connecticut	2.8%
Kentucky	2.6%
Arizona	2.4%
Oklahoma	2.4%
New Mexico	2.3%
Alabama	2.0%
Maryland	1.8%
Georgia	1.8%
Colorado	1.7%
Michigan	1.7%
Other	19.2%
Total	100%

NUVEEN	25

Holding Summaries as of September 30, 2017 (continued)

Nuveen Short Term Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	96.2%
Investment Companies	2.0%
Short-Term Municipal Bonds	1.8%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	9.0%
AA	40.1%
A	31.0%
BBB	11.8%
BB or Lower	2.4%
N/R (not rated)	5.7%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	18.8%
Health Care	16.7%
Transportation	13.3%
Tax Obligation/General	13.0%
Education and Civic Organizations	10.1%
Utilities	9.7%
Water and sewer	4.0%
Other	14.4%
Total	100%

States and Territories

(% of total municipal bonds)

Minnesota	9.8%
Texas	9.4%
New York	8.7%
New Jersey	5.3%
Illinois	5.3%
Colorado	5.2%
California	4.7%
Louisiana	3.9%
Missouri	3.6%
Nevada	3.4%
Pennsylvania	3.4%
Arizona	3.3%
Indiana	3.3%
Washington	2.4%
Nebraska	2.2%
Kentucky	2.2%
Florida	2.1%
Michigan	1.6%
Wisconsin	1.6%
Other	18.6%
Total	100%

26	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2017.

The beginning of the period is April 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen All-American Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,044.20	$1,039.30	$1,040.40	$1,045.10	$1,045.10
Expenses Incurred During Period	$3.54	$7.62	$6.34	$2.36	$2.51
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.61	$1,017.60	$1,018.85	$1,022.76	$1,022.61
Expenses Incurred During Period	$3.50	$7.54	$6.28	$2.33	$2.48

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.69%, 1.49%, 1.24%, 0.46%, 0.49% for Classes A, C, C2, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

NUVEEN	27

Expense Examples (continued)

Nuveen Inflation Protected Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.20	$1,013.30	$1,014.40	$1,018.10
Expenses Incurred During Period	$3.84	$7.87	$6.62	$2.83
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.26	$1,017.25	$1,018.50	$1,022.26
Expenses Incurred During Period	$3.85	$7.89	$6.63	$2.84

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.76%, 1.56%, 1.31% and 0.56% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Intermediate Duration Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,037.30	$1,033.30	$1,034.60	$1,038.30
Expenses Incurred During Period	$3.47	$7.54	$6.27	$2.45
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.66	$1,017.65	$1,018.90	$1,022.66
Expenses Incurred During Period	$3.45	$7.49	$6.23	$2.43

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.68%, 1.48%, 1.23%, and 0.48% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Limited Term Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.90	$1,017.70	$1,019.00	$1,022.80
Expenses Incurred During Period	$3.14	$7.18	$4.91	$2.13
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.96	$1,017.95	$1,020.21	$1,022.96
Expenses Incurred During Period	$3.14	$7.18	$4.91	$2.13

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.62%, 1.42%, 0.97% and 0.42% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

28	NUVEEN

Nuveen Short Term Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,007.80	$1,003.90	$1,006.00	$1,009.70
Expenses Incurred During Period	$3.62	$7.64	$5.38	$2.62
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.46	$1,017.45	$1,019.70	$1,022.46
Expenses Incurred During Period	$3.65	$7.69	$5.42	$2.64

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.72%, 1.52%, 1.07%, and 0.52% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

NUVEEN	29

Nuveen All-American Municipal Bond Fund

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 100.2%

	MUNICIPAL BONDS – 100.2%

	Alabama – 0.7%

$4,220	Infirmary Health System Special Care Facilities Financing Authority of Mobile, Alabama, Revenue Bonds, Infirmary Health System, Inc., Series 2016A, 5.000%, 2/01/41	2/26 at 100.00	A–	$4,654,913

14,175	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A3	17,278,900

500	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	519,720

2,000	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.250%, 12/01/34 (Pre-refunded 12/01/17)	12/17 at 100.00	Aaa	2,015,620
20,895	Total Alabama			24,469,153

	Alaska – 0.2%

3,855	Alaska Municipal Bond Bank, General Obligation Bonds, Refunding Three Series 2016, 5.000%, 12/01/27	No Opt. Call	AA–	4,687,719

2,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	12/17 at 100.00	B3	1,965,200
5,855	Total Alaska			6,652,919

	Arizona – 2.0%

500	Arizona School Facilities Board, Certificates of Participation, Series 2008, 5.250%, 9/01/23 (Pre-refunded 9/01/18)	9/18 at 100.00	AA– (4)	519,735

200	Arizona State University Nanotechnology LLC, Lease Revenue Refunding Bonds, Arizona State University Project, Series 2009A, 5.000%, 3/01/34 – AGC Insured	3/19 at 100.00	AA	209,460

500	Gilbert Public Facilities Municipal Property Corporation, Arizona, Revenue Bonds, Series 2009, 5.500%, 7/01/27	7/19 at 100.00	AA+	538,000

3,430	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (4)	3,455,108

245	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R (4)	278,898

465	Peoria, Arizona, Improvement District 601, Improvement Bonds, Series 2007, 4.250%, 1/01/22	1/18 at 101.00	Aa2	473,175

4,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A, 5.000%, 7/01/31	7/20 at 100.00	A+	4,396,960

	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B:
1,650	5.500%, 7/01/31 – FGIC Insured	No Opt. Call	AA	2,092,777
6,000	5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	7,849,080

745	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice Academies Charter Schools Project, Series 2012, 4.875%, 9/01/22	No Opt. Call	BB+	788,337

1,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.400%, 7/01/47 (Pre-refunded 7/01/21)	7/21 at 100.00	BB+ (4)	1,184,700

30	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and Refunding Bonds, Edkey Charter Schools Project, Series 2013:
$2,205	6.000%, 7/01/33	7/20 at 102.00	BB	$2,000,795
2,325	6.000%, 7/01/43	7/20 at 102.00	BB	1,979,249
195	6.000%, 7/01/48	7/20 at 102.00	BB	164,184

440	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2014A, 7.375%, 7/01/49	7/20 at 102.00	BB	406,463

400	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48	2/24 at 100.00	N/R	409,740

825	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.000%, 6/01/40 (Pre-refunded 6/01/19)	6/19 at 100.00	BB+ (4)	891,734

3,705	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A (4)	4,257,267

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007:
1,000	5.250%, 12/01/28	No Opt. Call	BBB+	1,206,920
13,155	5.000%, 12/01/32	No Opt. Call	BBB+	15,754,560
7,675	5.000%, 12/01/37	No Opt. Call	BBB+	9,206,162

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/22	9/18 at 100.00	A2	1,033,300

4,300	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Series 2008A, 5.000%, 7/01/21 (Pre-refunded 7/01/18)	7/18 at 100.00	AAA	4,432,741

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
2,590	6.000%, 12/01/27	12/21 at 100.00	N/R	2,806,990
1,080	6.000%, 12/01/32	12/21 at 100.00	N/R	1,157,458
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,178,012

1,000	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,174,520

802	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	12/17 at 100.00	N/R	779,319
62,532	Total Arizona			70,625,644

	Arkansas – 0.0%

	Benton County Public Facilities Board, Arkansas, Charter School Lease Revenue Bonds, BCCSO Project, Series 2010A:
500	5.750%, 6/01/30 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (4)	560,815
1,020	6.000%, 6/01/40 (Pre-refunded 6/01/20)	6/20 at 100.00	N/R (4)	1,150,754
1,520	Total Arkansas			1,711,569

	California – 17.9%

	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Windemere Ranch Infrastructure Financing Program, Refunding Subordinate Series 2017A:
1,100	5.000%, 9/02/29 – AGM Insured	9/27 at 100.00	AA	1,334,960
1,000	5.000%, 9/02/30 – AGM Insured	9/27 at 100.00	AA	1,203,550

NUVEEN	31

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second Subordinate Lien Series 2016B:
$14,510	5.000%, 10/01/35	10/26 at 100.00	BBB+	$16,637,311
4,300	5.000%, 10/01/36	10/26 at 100.00	BBB+	4,915,889
6,045	5.000%, 10/01/37	10/26 at 100.00	BBB+	6,890,514

50	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	47,315

2,350	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured (ETM)	No Opt. Call	Aaa	2,256,517

1,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2015-XF2179, 11.219%, 4/01/34 (Pre-Refunded 4/01/18) (IF) (5)	4/18 at 100.00	AA (4)	1,084,080

2,000	Brentwood Infrastructure Financing Authority, California, Infrastructure Revenue Bonds, Refunding Subordinated Series 2014B, 5.000%, 9/02/36	9/24 at 100.00	N/R	2,225,040

1,715	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2008AE, 5.000%, 12/01/21 (Pre-refunded 6/01/18)	6/18 at 100.00	AA+ (4)	1,763,003

285	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2008AE, 5.000%, 12/01/21	6/18 at 100.00	AAA	292,892

10,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A, 5.000%, 11/15/48	11/27 at 100.00	AA–	11,545,800

4,650	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/41	11/25 at 100.00	AA–	5,334,294

	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Refunding Series 2015:
4,000	5.000%, 11/15/26	11/25 at 100.00	Aa3	4,873,400
3,635	5.000%, 11/15/28	11/25 at 100.00	Aa3	4,375,159

1,670	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2017A, 5.000%, 8/15/42	8/27 at 100.00	BBB+	1,877,614

3,015	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Refunding Series 2015A, 5.000%, 2/01/40	2/25 at 100.00	A+	3,379,905

	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2017:
1,395	5.000%, 2/01/30	2/27 at 100.00	A+	1,667,876
1,105	5.000%, 2/01/31	2/27 at 100.00	A+	1,311,502

19,730	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Green Series 2017A-1, 5.000%, 11/01/27	No Opt. Call	AA–	24,835,335

5,100	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA–	5,489,997

485	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2014B, 5.000%, 10/01/44	10/24 at 100.00	AA–	541,013

2,185	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	2,467,302

2,320	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2013A, 5.000%, 8/15/52	8/23 at 100.00	AA–	2,602,738

1,495	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	BB	1,554,262

32	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$3,300	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	$3,570,963

	California Municipal Finance Authority, Revenue Bonds, Biola University, Refunding Series 2017:
470	5.000%, 10/01/29	10/27 at 100.00	Baa1	565,828
1,165	5.000%, 10/01/30	10/27 at 100.00	Baa1	1,394,330

5,000	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017B, 5.000%, 7/01/42	7/27 at 100.00	Baa2	5,615,050

	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2017A:
7,745	5.000%, 7/01/42	7/27 at 100.00	Baa2	8,725,052
4,480	5.000%, 7/01/47	7/27 at 100.00	Baa2	5,018,720

1,795	California Municipal Finance Authority, Revenue Bonds, Emerson College Issues, Series 2017B, 5.000%, 1/01/42	1/28 at 100.00	BBB+	2,072,094

	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
1,000	5.000%, 11/01/30	11/26 at 100.00	BBB–	1,158,760
1,040	5.250%, 11/01/31	11/26 at 100.00	BBB–	1,222,198

	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2017A:
1,750	5.000%, 2/01/42	2/27 at 100.00	A–	1,963,430
8,875	5.000%, 2/01/47	2/27 at 100.00	A–	9,904,677

1,100	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017, 5.000%, 10/15/37	10/26 at 100.00	BBB–	1,226,962

1,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2011D, 5.000%, 12/01/20	No Opt. Call	A+	1,120,790

1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30 (Pre-refunded 3/01/20)	3/20 at 100.00	Aaa	1,113,890

	California State University, Systemwide Revenue Bonds, Series 2016A:
1,500	5.000%, 11/01/24	No Opt. Call	Aa2	1,842,135
1,250	5.000%, 11/01/25	No Opt. Call	Aa2	1,555,300
2,000	5.000%, 11/01/26	5/26 at 100.00	Aa2	2,490,920
2,400	5.000%, 11/01/27	5/26 at 100.00	Aa2	2,970,528

17,795	California State, General Obligation Bonds, Refunding Various Purpose Series 2016, 5.000%, 9/01/31	9/26 at 100.00	AA–	21,458,991

20,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2017, 5.000%, 11/01/29	11/27 at 100.00	AA–	24,694,800

700	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 11.219%, 3/01/40 – AGM Insured (IF) (5)	3/20 at 100.00	AA	983,976

7,280	California State, General Obligation Bonds, Various Purpose Refunding Series 2015, 5.000%, 8/01/24	No Opt. Call	AA–	8,823,797

1,870	California State, General Obligation Bonds, Various Purpose Series 2008, 5.000%, 4/01/38	4/18 at 100.00	AA–	1,907,849

6,605	California State, General Obligation Bonds, Various Purpose Series 2008, 5.000%, 4/01/38 (Pre-refunded 4/01/18)	4/18 at 100.00	Aa3 (4)	6,743,837

1,400	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 3/01/30	3/20 at 100.00	AA–	1,535,898

12,000	California State, General Obligation Bonds, Various Purpose Series 2017, 5.000%, 8/01/46	8/26 at 100.00	AA–	13,901,280

NUVEEN	33

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.500%, 12/01/54	12/24 at 100.00	BB+	$1,101,180

	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
1,100	5.000%, 12/01/36	6/26 at 100.00	BB	1,220,714
1,365	5.000%, 12/01/46	6/26 at 100.00	BB	1,493,433
26,380	5.250%, 12/01/56	6/26 at 100.00	BB	29,038,840

5,800	California Statewide Communities Development Authority, Pollution Control Revenue Bonds, Southern California Edison Company, Series 2006C, 2.625%, 11/01/33 (Mandatory put 12/01/23)	No Opt. Call	Aa3	5,975,566

1,725	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 5.750%, 10/01/25	10/19 at 100.00	BBB+	1,855,617

600	California Statewide Communities Development Authority, Revenue Bonds, Front Porch Communities and Services Project, Series 2017A, 5.000%, 4/01/47	4/27 at 100.00	A–	677,418

1,575	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Tender Option Bond Trust 2016-XG0041, 16.951%, 7/01/47 (Pre-refunded 7/01/18) – AGM Insured (IF)	7/18 at 100.00	AA (4)	1,786,176

	California Statewide Communities Development Authority, Student Housing Revenue Bonds, University of California, Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC, Series 2017:
4,000	5.000%, 5/15/42	5/27 at 100.00	Baa1	4,617,480
4,000	5.000%, 5/15/47	5/27 at 100.00	Baa1	4,592,400
2,000	5.000%, 5/15/50	5/27 at 100.00	Baa1	2,281,960

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
825	5.750%, 7/01/30 (6)	12/17 at 100.00	CCC	823,441
5,300	5.750%, 7/01/35 (6)	12/17 at 100.00	CCC	5,206,985
2,000	5.500%, 7/01/39 (6)	12/17 at 100.00	CCC	1,900,120

4,955	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014A, 5.000%, 8/01/44	8/22 at 102.00	AA–	5,655,340

1,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 (Pre-refunded 7/01/18) – FGIC Insured	7/18 at 100.00	AA– (4)	1,037,280

1,050	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007B, 5.450%, 7/01/26 (Pre-refunded 7/01/18) – FGIC Insured	7/18 at 100.00	AA– (4)	1,086,771

1,050	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007C, 5.450%, 7/01/26 (Pre-refunded 7/01/18) – FGIC Insured	7/18 at 100.00	AA– (4)	1,086,771

2,000	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Election 2004 Series 2004A, 0.000%, 8/01/26 – NPFG Insured	No Opt. Call	AA+	1,610,140

	Contra Costa County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2017A:
5,000	5.000%, 8/01/34 – BAM Insured	8/27 at 100.00	AA	5,893,000
2,100	5.000%, 8/01/35 – BAM Insured	8/27 at 100.00	AA	2,467,185
1,685	5.000%, 8/01/36 – BAM Insured	8/27 at 100.00	AA	1,970,220

400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	488,972

6,170	Elk Grove Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2016, 5.000%, 9/01/46	9/26 at 100.00	N/R	6,863,816

34	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$510	Etiwanda School District, California, Special Tax Bonds, Coyote Canyon Community Facilities District 2004-1 Improvement Area 2, Series 2009, 6.500%, 9/01/32 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R (4)	$563,677

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A:
1,695	0.000%, 1/15/33	No Opt. Call	BBB–	886,909
10,000	0.000%, 1/15/35 – AGM Insured	No Opt. Call	AA	5,136,100

1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	3/18 at 100.00	A	1,406,800

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,415	5.000%, 6/01/33	12/17 at 100.00	B+	3,411,243
18,280	5.750%, 6/01/47	12/17 at 100.00	B3	18,280,000
7,750	5.125%, 6/01/47	12/17 at 100.00	B–	7,738,840

1,000	Jurupa Public Financing Authority, California, Special Tax Revenue Bonds, Superior Lien Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA	1,091,080

1,980	Kern Community College District, California, General Obligation Bonds, Safety, Repair & Improvement, Election 2002 Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	AA	1,762,497

2,750	Lammersville Joint Unified School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2014-1 Improvement Area 1 Mountain House School Facilities, Series 2017, 5.000%, 9/01/42	9/27 at 100.00	N/R	3,068,753

1,500	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38 (Pre-refunded 12/01/17)	12/17 at 100.00	BB (4)	1,519,170

	Long Beach, California, Harbor Revenue Bonds, Series 2017:
1,600	5.000%, 5/15/36 (Alternative Minimum Tax)	5/27 at 100.00	AA	1,867,264
1,400	5.000%, 5/15/37 (Alternative Minimum Tax)	5/27 at 100.00	AA	1,627,500
1,410	5.000%, 5/15/40 (Alternative Minimum Tax)	5/27 at 100.00	AA	1,632,752

850	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2013B, 5.000%, 5/15/30	5/23 at 100.00	AA–	996,515

	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2016A:
2,500	5.000%, 5/15/25 (Alternative Minimum Tax)	No Opt. Call	AA–	3,014,050
3,500	5.000%, 5/15/26 (Alternative Minimum Tax)	No Opt. Call	AA–	4,265,240
4,325	5.000%, 5/15/28 (Alternative Minimum Tax)	5/26 at 100.00	AA–	5,192,941
2,500	5.000%, 5/15/29 (Alternative Minimum Tax)	5/26 at 100.00	AA–	2,977,550
3,000	5.000%, 5/15/30 (Alternative Minimum Tax)	5/26 at 100.00	AA–	3,559,590

15,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017C, 5.000%, 7/01/47	7/27 at 100.00	Aa2	17,624,400

	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A:
2,300	5.000%, 7/01/34	1/27 at 100.00	AA+	2,753,491
2,500	5.000%, 7/01/35	1/27 at 100.00	AA+	2,981,575

1,000	Los Angeles Harbors Department, California, Revenue Bonds, Series 2009B, 5.250%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	AA (4)	1,078,860

5,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2017A, 5.000%, 7/01/26	No Opt. Call	AAA	6,276,900

2,500	Los Angeles, California, Wastewater System Revenue Bonds, Refunding Green Subordinate Lien Series 2017B, 5.000%, 6/01/35	6/27 at 100.00	AA	3,000,650

NUVEEN	35

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$500	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	$605,280

3,000	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	AA–	3,223,200

1,000	Manteca Financing Authority, California, Sewer Revenue Bonds, Series 2009, 5.750%, 12/01/36	12/19 at 100.00	AA	1,092,970

8,535	Marin Healthcare District, Marin County, California, General Obligation Bonds, 2013 Election, Series 2017A, 5.000%, 8/01/41	8/27 at 100.00	AAA	10,115,511

1,000	Modesto Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/26	7/21 at 100.00	A+	1,117,030

	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A:
2,800	7.000%, 11/01/34	No Opt. Call	A	4,002,572
2,500	6.500%, 11/01/39	No Opt. Call	A	3,531,025

13,750	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – NPFG Insured (ETM)	2/18 at 100.00	A (4)	15,455,550

	Orange County, California, Special Tax Bonds, Community Facilities District 2016-1 Esencia Village, Series 2016A:
1,250	5.000%, 8/15/41	8/26 at 100.00	N/R	1,390,338
2,000	5.000%, 8/15/46	8/26 at 100.00	N/R	2,220,700

	Palm Desert Redevelopment Agency, California, Successor Agency Redevelopment Project Area, Series 2017A:
500	5.000%, 10/01/28 – BAM Insured	4/27 at 100.00	AA	607,415
500	5.000%, 10/01/30 – BAM Insured	4/27 at 100.00	AA	597,815

1,075	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25	12/17 at 100.00	CCC+	1,032,925

1,740	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.350%, 9/01/30	3/18 at 100.00	N/R	1,757,452

3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R (4)	3,352,260

1,710	Perris Public Financing Authority, California, Tax Allocation Revenue Bonds, Housing Loan Series 2010A, 6.125%, 10/01/40	10/20 at 100.00	A	1,940,217

3,775	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/23	No Opt. Call	AA–	3,374,548

5,500	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/41	No Opt. Call	AA–	2,270,510

15,000	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/41 – AGM Insured (7)	8/36 at 100.00	AA	14,133,150

4,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	4,483,160

715	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Packard Campus Oaks, Series 2016, 5.500%, 9/01/46	9/26 at 100.00	N/R	791,398

890	Sacramento, California, Special Tax Bonds, Community Facilities District 05-1 College Square, Series 2007, 5.900%, 9/01/37	3/18 at 100.00	N/R	899,452

36	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2017A:
$2,000	5.000%, 7/01/42 (Alternative Minimum Tax)	7/27 at 100.00	A	$2,308,600
2,500	5.000%, 7/01/47	7/27 at 100.00	A	2,903,650
7,075	5.000%, 7/01/47 (Alternative Minimum Tax)	7/27 at 100.00	A	8,121,817

	San Diego Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2017A:
1,815	5.000%, 9/01/36	9/26 at 100.00	AA	2,123,586
6,160	5.000%, 9/01/40	9/26 at 100.00	AA	7,138,886

2,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series A of 2009, 4.900%, 5/01/29	11/19 at 100.00	A+	2,154,520

670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	A– (4)	738,065

13,300	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44	1/25 at 100.00	BBB–	14,579,859

9,745	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/44	1/25 at 100.00	BBB	10,768,810

8,400	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	12/17 at 100.00	A+	8,416,632

2,000	San Jose, California, Airport Revenue Bonds, Refunding Series 2017A, 5.000%, 3/01/22 (Alternative Minimum Tax)	No Opt. Call	A2	2,296,340

440	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31 (Pre-refunded 2/01/21)	2/21 at 100.00	A (4)	525,184

2,355	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38 (Pre-refunded 12/01/19)	12/19 at 100.00	A+ (4)	2,559,814

4,000	Southern California Public Power Authority, Transmission Project Revenue Bonds, Southern Transmission Subordinate Lien Refunding Series 2008A, 5.000%, 7/01/20	7/18 at 100.00	AA–	4,125,800

275	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 6.250%, 9/01/47	9/27 at 100.00	N/R	286,074

500	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 6.750%, 8/01/31	8/21 at 100.00	BBB+	595,735

4,750	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A, 5.125%, 6/01/46	12/17 at 100.00	B+	4,749,715

920	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010, 5.000%, 9/01/30 (Pre-refunded 9/01/20) – AGM Insured	9/20 at 100.00	AA (4)	1,026,370

15,000	University of California, General Revenue Bonds, Limited Project Series 2017M, 5.000%, 5/15/47	5/27 at 100.00	AA–	17,505,600

5,000	University of California, General Revenue Bonds, Series 2017AV, 5.000%, 5/15/33	5/27 at 100.00	AA	6,054,050

205	Val Verde Unified School District, Riverside County, California, Certificates of Participation, Series 2009A, 5.125%, 3/01/36 – AGC Insured	3/19 at 100.00	AA	215,100

730	Ventura County Area Housing Authority, California, Multifamily Revenue Bonds, Mira Vista Senior Apartments Project, Series 2006A, 5.000%, 12/01/22 – AMBAC Insured (Alternative Minimum Tax)	12/17 at 100.00	N/R	737,227

NUVEEN	37

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$5,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured (7)	8/26 at 100.00	AA	$5,505,350

1,500	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refunding Series 2009, 5.250%, 8/01/35 (Pre-refunded 8/01/19) – AGM Insured	8/19 at 100.00	AA (4)	1,617,990

	Westminster School District, Orange County, California, General Obligation Bonds, Series 2009-A1:
2,485	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA	2,004,078
1,405	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA	1,046,008
2,920	0.000%, 8/01/29 – AGC Insured	No Opt. Call	AA	2,075,390

	William S. Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2015-1, Series 2017:
1,425	5.000%, 9/01/42	9/26 at 100.00	N/R	1,579,498
1,205	5.000%, 9/01/47	9/26 at 100.00	N/R	1,323,849
572,910	Total California			631,612,570

	Colorado – 3.6%

1,075	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	1,079,289

2,065	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	BB	2,097,007

3,040	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc. Second Campus Project, Series 2013, 7.350%, 8/01/43	8/23 at 100.00	BB	3,518,800

1,025	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Crown Pointe Academy of Westminster Project, Chartered Through Adams County School District 50, Series 2009, 5.000%, 7/15/39	7/19 at 100.00	BBB	1,041,810

2,500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.125%, 12/01/39	12/19 at 100.00	BBB–	2,550,250

875	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38 (Pre-refunded 6/01/18)	6/18 at 102.00	N/R (4)	922,084

3,000	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.500%, 5/15/30 (Pre-refunded 5/15/19) – AGM Insured	5/19 at 100.00	AA (4)	3,216,900

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/29 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (4)	1,679,925

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012:
1,370	7.000%, 6/01/42 (8)	6/22 at 100.00	N/R	1,074,765
1,375	7.125%, 6/01/47 (8)	6/22 at 100.00	N/R	1,078,688

12,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012A, 5.000%, 12/01/33	12/22 at 100.00	BBB+	12,838,440

6,155	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A, 5.000%, 6/01/45	6/25 at 100.00	A–	6,642,230

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	BBB	816,705

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Refunding Series 2015B, 4.000%, 9/01/34	9/25 at 100.00	A3	3,088,260

38	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005B, 5.250%, 3/01/36 – AGM Insured	9/18 at 102.00	AA	$104,614

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Refunding Composite Deal Series 2010B, 5.250%, 1/01/25	1/20 at 100.00	AA–	3,243,630

1,100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-Term Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (4)	1,270,841

1,590	Colorado Housing and Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2004, 5.700%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	A–	1,644,108

540	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A, 5.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	AA	541,631

1,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 – RAAI Insured	12/22 at 100.00	N/R	1,062,760

1,995	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40	12/20 at 100.00	BBB+	2,132,894

165	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/17	No Opt. Call	N/R	164,868

1,730	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/21	11/20 at 100.00	A+	1,926,545

5,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.250%, 11/15/43 (Alternative Minimum Tax)	11/23 at 100.00	A	5,583,750

	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
510	5.000%, 12/01/31	12/26 at 100.00	Baa2	593,462
3,500	5.000%, 12/01/32	12/26 at 100.00	Baa2	4,051,425
1,200	5.000%, 12/01/33	12/26 at 100.00	Baa2	1,379,724
565	5.000%, 12/01/34	12/26 at 100.00	Baa2	646,710
300	5.000%, 12/01/35	12/26 at 100.00	Baa2	342,618

11,555	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/24 – NPFG Insured	No Opt. Call	A	9,746,874

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
20	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	13,682
395	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	258,330
20	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	11,865
25	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	14,143

9,890	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	A	7,355,193

1,160	El Paso County School District 49 Falcon, Colorado, Certificates of Participation, Series 2015, 5.000%, 12/15/28	12/25 at 100.00	Aa3	1,386,676

1,035	Erie Farm Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/45	12/21 at 103.00	N/R	1,022,207

1,926	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	2,032,835

1,365	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 6.000%, 12/01/38	12/24 at 100.00	N/R	1,412,229

NUVEEN	39

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$750	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	$799,410

3,600	Fossil Ridge Metropolitan District No. 3, In the City of Lakewood, Jefferson County, Colorado, General Obligation Limited Tax Bonds, Series 2014, 5.000%, 12/01/44	12/20 at 100.00	BBB	3,713,868

9,265	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A, 5.375%, 12/01/46	12/21 at 103.00	N/R	8,986,957

2,025	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2009, 6.375%, 12/01/37 (Pre-refunded 12/01/19) – AGC Insured	12/19 at 100.00	AA (4)	2,254,473

620	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45	12/25 at 100.00	N/R	669,104

4,300	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 4.500%, 12/01/30	12/22 at 100.00	N/R	4,375,207

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
2,170	6.250%, 11/15/28	No Opt. Call	A	2,743,509
3,580	6.500%, 11/15/38	No Opt. Call	A	5,027,215

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,025	5.250%, 7/15/24	7/20 at 100.00	BBB+	1,102,746
4,265	6.000%, 1/15/41	7/20 at 100.00	BBB+	4,679,217

575	Sterling Hills West Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007, 5.000%, 12/01/39	12/27 at 100.00	Baa2	635,289

815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	851,724
122,381	Total Colorado			125,427,486

	Connecticut – 0.8%

860	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc. Project, Series 2016A, 5.000%, 9/01/53	9/26 at 100.00	N/R	862,425

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G, 5.625%, 7/01/41	7/21 at 100.00	A	1,118,570

11,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2016CT, 5.000%, 12/01/45	6/26 at 100.00	AA–	12,435,280

1,675	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2015A, 5.000%, 8/01/35	8/25 at 100.00	AA	1,898,646

8,785	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2016A, 4.000%, 9/01/34	9/26 at 100.00	AA	9,228,994

663	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22	4/20 at 100.00	N/R	714,893

1,800	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (4)	2,148,444
25,783	Total Connecticut			28,407,252

	Delaware – 0.2%

950	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	988,285

40	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Delaware (continued)

$1,000	Delaware Economic Development Authority, Revenue Bonds, ASPIRA of Delaware Charter Operations, Inc. Project, Series 2016A, 5.000%, 6/01/46	6/26 at 100.00	BB+	$1,019,170

5,000	Delaware Transportation Authority, Transportation System Revenue Bonds, Senior Lien Series 2008, 5.000%, 7/01/19	No Opt. Call	AA+	5,347,100
6,950	Total Delaware			7,354,555

	Florida – 4.7%

	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A:
300	5.000%, 11/15/23	No Opt. Call	BBB	343,737
2,300	5.000%, 11/15/28	11/23 at 100.00	BBB	2,547,365

1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB–	1,303,887

480	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	12/17 at 100.00	N/R	480,082

855	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Series 2009B, 7.000%, 4/01/39 (Pre-refunded 4/01/19)	4/19 at 100.00	A (4)	931,805

6,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA	6,725,220

	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, The Gardens Apartments Project, Series 2015A:
1,500	4.750%, 7/04/40	7/25 at 100.00	A	1,568,190
1,380	5.000%, 7/04/50	7/25 at 100.00	A	1,446,751

4,710	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/19	No Opt. Call	AA	5,010,074

1,025	Cityplace Community Development District, Florida, Special Assessment and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	A	1,165,066

1,000	Clearwater, Florida, Water and Sewer Revenue Bonds, Series 2009A, 5.250%, 12/01/39 (Pre-refunded 12/01/19) – AGC Insured	12/19 at 100.00	AA (4)	1,091,950

1,000	Coco Palms Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2016, 5.000%, 5/01/46	5/27 at 100.00	N/R	1,008,300

2,885	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.750%, 6/15/42	12/21 at 101.00	N/R	3,173,183

1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2010A, 6.000%, 9/15/30	9/20 at 100.00	BB+	1,050,750

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2012A:
1,000	5.500%, 6/15/22	No Opt. Call	N/R	1,079,800
500	6.000%, 6/15/32	6/22 at 100.00	N/R	537,185
1,100	6.125%, 6/15/43	6/22 at 100.00	N/R	1,179,860

2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A, 8.500%, 6/15/44	6/23 at 100.00	N/R	2,341,640

1,500	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2014A, 6.125%, 6/15/44	6/24 at 100.00	N/R	1,576,755

1,570	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A, 6.125%, 6/15/46	6/25 at 100.00	N/R	1,652,080

NUVEEN	41

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$3,180	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	12/17 at 100.00	B+	$3,019,346

6,800	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A, 5.000%, 4/01/27	4/22 at 100.00	A–	7,496,592

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Rollins College Project, Series 2012A:
1,210	5.000%, 12/01/30	12/22 at 100.00	A2	1,366,163
1,000	5.000%, 12/01/31	12/22 at 100.00	A2	1,126,760
3,000	5.000%, 12/01/37	12/22 at 100.00	A2	3,357,030

1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Stoddert Arms Apartments, Series 1996O, 6.300%, 9/01/36 – AMBAC Insured (Alternative Minimum Tax)	3/18 at 100.00	N/R	1,001,490

1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 5.000%, 5/01/46	5/26 at 100.00	N/R	1,015,240

3,130	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Senior Lien Series 2015A, 5.000%, 10/01/44 (Alternative Minimum Tax)	10/24 at 100.00	AA–	3,460,403

750	Jacksonville Economic Development Commission, Florida, Industrial Development Revenue Bonds, Gerdau Ameristeel US Inc. Project, Series 2007, 5.300%, 5/01/37 (Alternative Minimum Tax)	5/18 at 100.00	BBB–	746,347

840	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	12/18 at 100.00	BB	840,244

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
875	5.500%, 6/15/32	6/22 at 100.00	BB	890,890
1,375	5.750%, 6/15/42	6/22 at 100.00	BB	1,399,228

6,875	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin Memorial Medical Center, Series 2015, 5.000%, 11/15/45	11/24 at 100.00	A–	7,439,162

	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013:
885	3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Baa2	909,709
9,500	4.200%, 12/15/25 (Alternative Minimum Tax)	6/20 at 100.00	Baa2	9,758,875

2,000	Miami Beach Health Facilities Authority, Florida, Hospital Revenue Bonds, Mount Sinai Medical Center of Florida Project, Refunding 2012, 5.000%, 11/15/29	11/22 at 100.00	Baa1	2,195,480

6,340	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured	2/24 at 100.00	AA	7,188,038

860	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Nicklaus Children’s Hospital, Refunding Series 2017, 5.000%, 8/01/36	8/27 at 100.00	A+	988,957

1,585	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/35	10/20 at 100.00	A	1,751,774

12,195	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/38 (Alternative Minimum Tax)	10/25 at 100.00	A	13,817,301

2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008A, 5.500%, 10/01/27 (Pre-refunded 10/01/18) – AGC Insured (Alternative Minimum Tax)	10/18 at 100.00	AA (4)	2,089,720

1,040	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2009, 5.625%, 6/01/34 – AGM Insured (UB) (5)	6/19 at 100.00	AA	1,120,246

22,160	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	24,707,292

42	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Orange County Health Facilities Authority, Florida, Revenue Bond, Mayflower Retirement Center, Refunding Series 2012:
$550	4.500%, 6/01/27	6/21 at 100.00	A–	$582,560
625	5.000%, 6/01/32	6/21 at 100.00	A–	665,219
750	5.000%, 6/01/36	6/21 at 100.00	A–	792,660
875	5.125%, 6/01/42	6/21 at 100.00	A–	923,869

145	Orange County, Florida, Sales Tax Revenue Bonds, Series 1989, 6.125%, 1/01/19 – FGIC Insured (ETM)	1/18 at 100.00	N/R (4)	151,392

1,010	Riverbend West Community Development District, Florida, Special Assessment Bonds, Series 2016, 5.000%, 5/01/46	5/27 at 100.00	N/R	1,014,535

830	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38 (Pre-refunded 5/01/18)	5/18 at 100.00	N/R (4)	857,979

500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.000%, 7/01/29	1/24 at 100.00	A–	564,540

535	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.000%, 10/01/28 – AMBAC Insured	10/18 at 100.00	AA–	555,453

35	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	38,962

165	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 6.610%, 5/01/39	12/17 at 100.00	N/R	165,002

290	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (7)	5/19 at 100.00	N/R	226,998

210	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (7)	5/22 at 100.00	N/R	131,187

170	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (8)	5/18 at 100.00	N/R	2

475	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (8)	5/18 at 100.00	N/R	5

15	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT, 6.650%, 5/01/40	5/18 at 100.00	N/R	15,064

100	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007A-1. RMKT, 5.250%, 5/01/39	5/18 at 100.00	N/R	96,560

	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1:
90	5.250%, 5/01/39	12/17 at 100.00	N/R	86,941
295	6.650%, 5/01/40	5/18 at 100.00	N/R	295,080

435	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (8)	5/18 at 100.00	N/R	273,624

270	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (8)	5/18 at 100.00	N/R	136,766

290	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (8)	5/18 at 100.00	N/R	3

2,415	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	12/17 at 100.00	N/R	2,415,072

250	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1, 6.125%, 5/01/42	5/22 at 100.00	N/R	260,873

NUVEEN	43

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,500	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2, 5.500%, 5/01/34	5/22 at 100.00	N/R	$1,558,410

	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Refunding Series 2017:
1,330	5.000%, 10/15/42	10/27 at 100.00	A3	1,535,485
3,000	5.000%, 10/15/47	10/27 at 100.00	A3	3,441,270

13,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc. Project, Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A–	14,627,210

	Wynnmere East Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016:
500	5.125%, 5/01/36	5/28 at 100.00	N/R	510,345
990	5.500%, 5/01/46	5/28 at 100.00	N/R	1,018,047
154,600	Total Florida			166,841,080

	Georgia – 2.1%

615	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (4)	661,943

870	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 6.750%, 1/01/20 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (4)	916,345

4,565	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.375%, 11/01/39 (Pre-refunded 11/01/19) – AGM Insured	11/19 at 100.00	Aa2 (4)	4,977,813

2,435	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	Aa2	2,647,843

	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2017A:
3,500	5.000%, 11/01/28	11/27 at 100.00	Aa2	4,354,140
5,120	5.000%, 11/01/29	11/27 at 100.00	Aa2	6,317,517
5,175	5.000%, 11/01/30	11/27 at 100.00	Aa2	6,350,708

10,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2011, 5.750%, 10/01/41	4/21 at 100.00	A+	11,283,500

1,100	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993BB, 5.250%, 1/01/25 – NPFG Insured	No Opt. Call	A1	1,272,964

1,000	Lavonia Hospital Authority, Georgia, Revenue Anticipation Certificates, Ty Cobb Regional Medical Center , Series 2010, 6.000%, 12/01/40 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	AA (4)	1,151,370

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A:
960	5.000%, 3/15/22	No Opt. Call	A+	1,088,026
1,000	5.500%, 9/15/28	No Opt. Call	A	1,219,500

22,045	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third Indenture, Refunding Series 2015C, 5.000%, 7/01/27	7/26 at 100.00	AA+	27,192,948

3,000	Municipal Electric Authority of Georgia, Project One Revenue Bonds, Subordinate Lien Series 2016A, 5.000%, 1/01/28	7/26 at 100.00	A	3,544,980

1,590	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa2	1,747,871

1,000	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Atlantic State University, Windward Commons LLC Project, Series 2009, 5.000%, 6/15/39 (Pre-refunded 6/15/19) – AGC Insured	6/19 at 100.00	AA (4)	1,067,030
63,975	Total Georgia			75,794,498

44	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Guam – 0.2%

$1,020	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	$1,077,059

2,000	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.625%, 12/01/30	12/20 at 100.00	B+	2,092,280

1,005	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	1,066,828

1,610	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	1,841,888
5,635	Total Guam			6,078,055

	Hawaii – 0.3%

1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A1	1,692,570

1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB	1,078,170

	Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue Bonds, 15 Craigside Project, Series 2009A:
935	8.750%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	1,069,818
1,250	9.000%, 11/15/44 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	1,456,587

4,545	Hawaii State, Airport System Revenue Bonds, Series 2015A, 5.000%, 7/01/45 (Alternative Minimum Tax)	7/25 at 100.00	A+	5,112,716
9,230	Total Hawaii			10,409,861

	Idaho – 0.2%

	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016:
2,300	3.500%, 9/01/33	9/26 at 100.00	BB+	2,103,580
205	5.000%, 9/01/37	9/26 at 100.00	BB+	224,030

	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B:
1,000	6.000%, 12/01/23 (Pre-refunded 12/01/18)	12/18 at 100.00	AA– (4)	1,056,850
760	6.250%, 12/01/33 (Pre-refunded 12/01/18)	12/18 at 100.00	AA– (4)	805,418

2,000	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Idaho Arts Charter School, Inc. Project, Refunding Series 2016A, 5.000%, 12/01/38	12/26 at 100.00	BBB–	2,137,920
6,265	Total Idaho			6,327,798

	Illinois – 12.0%

2,000	Bensenville, Illinois, General Obligation Bonds, Series 2011A, 5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA	2,201,300

	Champaign, Illinois, General Obligation Sales Tax Bonds, Public Safety Series 1999:
1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	A	1,375,467
1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	A	1,594,923

67,800	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement Revenues, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	80,022,306

590	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2012A, 5.000%, 12/01/42	12/22 at 100.00	B+	586,613

1,215	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Project Series 2015C, 5.250%, 12/01/39	12/24 at 100.00	B+	1,213,323

NUVEEN	45

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$35,090	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	B	$41,056,704

2,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	2,256,597

3,180	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015C, 5.000%, 1/01/46 (Alternative Minimum Tax)	1/25 at 100.00	A	3,515,331

900	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A, 5.000%, 1/01/35	1/24 at 100.00	BBB+	950,337

8,805	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	10,199,712

920	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2003B, 5.500%, 1/01/33	1/25 at 100.00	BBB+	1,014,079

13,760	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D, 5.500%, 1/01/40	1/25 at 100.00	BBB+	15,056,880

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C:
590	5.000%, 1/01/34	1/19 at 100.00	BBB+	604,703
1,815	5.000%, 1/01/40	1/19 at 100.00	BBB+	1,860,230

	Chicago, Illinois, General Obligation Bonds, Project Series 2011A:
400	5.250%, 1/01/35	1/21 at 100.00	BBB+	417,092
1,035	5.000%, 1/01/40	1/21 at 100.00	BBB+	1,069,145

1,000	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/33	1/22 at 100.00	BBB+	1,041,140

7,545	Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E, 5.500%, 1/01/42	1/25 at 100.00	BBB+	8,246,157

1,635	Chicago, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 1/01/22	1/20 at 100.00	BBB+	1,732,920

1,320	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 1/01/25	1/22 at 100.00	BBB+	1,421,389

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
2,260	5.000%, 1/01/24	No Opt. Call	BBB+	2,528,262
935	5.000%, 1/01/25	No Opt. Call	BBB+	1,052,184
2,150	5.000%, 1/01/29	1/26 at 100.00	BBB+	2,363,194
705	5.000%, 1/01/35	1/26 at 100.00	BBB+	752,580
2,175	5.000%, 1/01/38	1/26 at 100.00	BBB+	2,317,071

2,200	Chicago, Illinois, General Obligation Bonds, Series 2015A, 5.500%, 1/01/39	1/25 at 100.00	BBB+	2,408,802

715	Chicago, Illinois, General Obligation Bonds, Variable Rate Demand Series 2007F, 5.500%, 1/01/42	1/25 at 100.00	BBB+	781,445

4,440	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA–	4,763,454

2,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B–	2,149,960

	DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago and Boone Counties Community College District 523, Illinois, General Obligation Bonds, Kishwaukee Community College, Series 2011B:
1,000	0.000%, 2/01/35	2/21 at 100.00	AA–	356,780
750	0.000%, 2/01/36	2/21 at 100.00	AA–	248,707

1,610	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	1,690,500

	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007:
310	5.000%, 12/01/26	11/17 at 100.00	BBB	310,329
11,050	5.000%, 12/01/36	11/17 at 100.00	BBB	11,056,409

46	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,400	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 7.125%, 10/01/41	10/21 at 100.00	BB+	$1,536,556

2,195	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	BBB–	2,358,088

1,255	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA+	1,331,906

850	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31	12/17 at 100.00	BBB–	851,496

1,290	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc., Refunding Series 2010, 6.125%, 5/15/27	5/20 at 100.00	BBB–	1,394,245

710	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc., Refunding Series 2010, 6.125%, 5/15/27 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	801,263

1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 (Pre-refunded 2/01/18) – AMBAC Insured	2/18 at 100.00	A (4)	1,015,250

4,050	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	4,196,974

3,895	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 4.250%, 5/15/43	5/22 at 100.00	Baa1	3,811,413

10,810	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016, 5.000%, 12/01/40	6/26 at 100.00	A3	11,751,875

2,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	AA+	2,154,420

740	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	808,221

1,635	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	1,837,168

500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37 (Pre-refunded 11/15/17)	11/17 at 100.00	A (4)	503,180

10,715	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/45	11/25 at 100.00	A	11,708,280

1,545	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	1,636,557

	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A:
25	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	28,095
2,875	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	BBB– (4)	3,230,896

	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A:
895	5.500%, 7/01/28	7/23 at 100.00	A–	1,027,979
3,000	6.500%, 7/01/34	7/18 at 100.00	A–	3,104,550

3,680	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/30 (Pre-refunded 11/01/18)	11/18 at 100.00	Aaa	3,926,744

1,335	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	Aaa	1,452,360

20	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 4.000%, 11/15/39	5/25 at 100.00	A+	20,302

1,665	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (Pre-Refunded 5/01/19) (UB) (5)	5/19 at 100.00	Aaa	1,811,370

NUVEEN	47

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$3,485	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	$3,571,707

1,105	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/35	8/25 at 100.00	Baa1	1,207,876

9,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	9,963,630

925	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 (Pre-refunded 3/01/20) – AGM Insured	3/20 at 100.00	AA (4)	1,017,047

4,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41	8/21 at 100.00	AA–	4,536,400

930	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26	8/20 at 100.00	AA–	1,007,023

470	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	521,460

1,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21)	2/21 at 100.00	AA– (4)	1,715,820

4,000	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Series 2006, 4.850%, 4/20/41 (UB) (5)	12/17 at 100.00	AA+	4,003,040

7,335	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.250%, 6/15/31 – AGM Insured	6/24 at 100.00	AA	8,175,371

8,000	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/30	1/26 at 100.00	BBB	8,656,640

5,000	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/27	5/24 at 100.00	BBB	5,455,300

5,325	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/24	No Opt. Call	BBB	5,856,808

	Illinois State, General Obligation Bonds, Series 2012A:
5,520	5.000%, 3/01/25	3/22 at 100.00	BBB	5,969,162
5,910	5.000%, 3/01/26	3/22 at 100.00	BBB	6,365,484
500	5.000%, 3/01/27	3/22 at 100.00	BBB	536,400

1,440	Illinois State, General Obligation Bonds, Series 2013, 5.250%, 7/01/28	7/23 at 100.00	BBB	1,574,179

5,000	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 5.000%, 6/15/28	6/21 at 100.00	AA+	5,484,000

960	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36 (9)	12/17 at 100.00	N/R	407,616

3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/30 – ACA Insured (8)	12/17 at 100.00	N/R	2,796,300

1,630	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B, 5.250%, 1/01/36 (10)	12/17 at 100.00	D	472,048

875	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012A, 5.000%, 6/15/42 – NPFG Insured	6/22 at 100.00	BBB–	894,075

1,280	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 5.000%, 6/15/23	6/22 at 100.00	BB+	1,382,861

5,400	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B, 5.000%, 6/15/52	12/25 at 100.00	BB+	5,490,504

1,225	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 5.000%, 6/15/53	12/25 at 100.00	BB+	1,244,698

48	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	A	$7,226,673

10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AA	4,861,400

1,841	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/34 – AGM Insured	3/24 at 100.00	AA	2,010,722

845	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 4.750%, 10/01/29	10/22 at 100.00	Baa1	899,300

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
3,890	5.250%, 6/01/21	No Opt. Call	A	4,407,720
3,000	6.250%, 6/01/24	12/17 at 100.00	A	3,061,170

4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AA	5,607,489

	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
3,485	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	3,881,802
15,530	4.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	15,961,734

1,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	3/19 at 100.00	N/R	1,017,280

5,000	University of Illinois, Auxiliary Facilities System Revenue Bonds, Series 2013A, 4.000%, 4/01/32	4/23 at 100.00	A1	5,212,000

7,405	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A–	8,464,507
392,786	Total Illinois			423,432,459

	Indiana – 2.3%

425	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/32 (Pre-refunded 10/30/17)	10/17 at 100.00	BB (4)	426,526

695	Chesterton, Indiana, Economic Development Revenue Bonds, Storypoint Chesterton Project, Series 2016, 6.250%, 1/15/43	1/24 at 104.00	N/R	702,777

	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A:
3,325	5.250%, 10/15/18	No Opt. Call	A+	3,467,177
5,215	5.250%, 10/15/20	No Opt. Call	A+	5,789,902

1,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	B–	1,398,278

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Indiana Inc. Project, Series 2016:
2,475	7.000%, 12/01/34	12/24 at 100.00	N/R	2,592,315
4,920	7.250%, 12/01/44	12/24 at 100.00	N/R	5,148,288

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Northwest Indiana Inc. Project, Series 2016:
3,710	7.000%, 12/01/34	12/24 at 100.00	N/R	3,885,854
6,075	7.250%, 12/01/44	12/24 at 100.00	N/R	6,356,880

1,000	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.125%, 3/01/30 (Pre-refunded 3/02/20)	3/20 at 100.00	N/R (4)	1,094,620

3,000	Indiana Finance Authority, Hospital Revenue Bonds, Marion General Hospital Project, Series 2012A, 5.000%, 7/01/36	7/21 at 100.00	A+	3,296,550

NUVEEN	49

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$9,000	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/32 – AGM Insured	6/22 at 100.00	BBB–	$9,162,900

9,215	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	A–	9,930,913

685	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (4)	724,244

2,815	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA	2,956,257

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,530	5.000%, 4/01/26	4/22 at 100.00	Baa3	1,646,540
1,400	5.000%, 4/01/27	4/22 at 100.00	Baa3	1,500,408
1,560	5.000%, 4/01/29	4/22 at 100.00	Baa3	1,659,107

	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013:
420	5.875%, 1/01/24 (Alternative Minimum Tax)	No Opt. Call	N/R	470,446
9,185	7.000%, 1/01/44 (Alternative Minimum Tax)	1/24 at 100.00	N/R	11,002,069

5,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 8.000%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (4)	6,269,550
73,050	Total Indiana			79,481,601

	Iowa – 0.6%

2,275	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	2,523,339

500	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2008A, 5.250%, 8/15/29 (Pre-refunded 8/15/19) – AGC Insured	8/19 at 100.00	AA– (4)	539,305

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
1,180	5.000%, 12/01/19	No Opt. Call	B	1,221,017
2,750	5.500%, 12/01/22	12/18 at 100.00	B	2,811,105
5,375	5.250%, 12/01/25	12/23 at 100.00	B	5,702,123

1,015	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27	6/19 at 105.00	B	1,082,315

1,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	Aaa	1,059,240

2,530	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Senior Lien Series 2011A-2, 5.750%, 12/01/28 (Alternative Minimum Tax)	12/19 at 102.00	A	2,702,217

2,045	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	12/17 at 100.00	B+	2,045,020
18,670	Total Iowa			19,685,681

	Kansas – 0.3%

	Hutchinson, Kansas, Hospital Facilities Revenue Bonds, Hutchinson Regional Medical Center, Inc., Series 2016:
1,500	5.000%, 12/01/36	12/26 at 100.00	Baa2	1,628,535
1,320	5.000%, 12/01/41	12/26 at 100.00	Baa2	1,421,495

500	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004B, 5.000%, 9/01/22 (Pre-refunded 9/01/18)	9/18 at 100.00	AAA	518,640

50	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas (continued)

$4,540	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/29	11/19 at 100.00	AA	$4,938,203

1,875	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/22 at 100.00	BB+	1,876,050

965	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	12/17 at 100.00	BBB	995,639
10,700	Total Kansas			11,378,562

	Kentucky – 0.9%

1,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.375%, 8/15/24	8/18 at 100.00	A	1,554,615

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2010A:
2,500	5.750%, 6/01/25 (Pre-refunded 6/01/20)	6/20 at 100.00	BBB (4)	2,801,975
2,480	6.000%, 6/01/30 (Pre-refunded 6/01/20)	6/20 at 100.00	BBB (4)	2,795,828

5,655	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A, 5.000%, 7/01/37	7/25 at 100.00	BBB+	6,172,602

	Louisville/Jefferson County Metro Government, Kentucky, Health System Revenue Bonds, Norton Healthcare Inc., Series 2016A:
5,735	5.000%, 10/01/31	10/26 at 100.00	A–	6,688,444
2,785	4.000%, 10/01/35	10/26 at 100.00	A–	2,867,882

1,405	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37 (Pre-refunded 2/01/18)	2/18 at 100.00	Aaa	1,430,135

1,600	Paducah, Kentucky, Electric Plant Board Revenue Bonds, Series 2009A, 5.250%, 10/01/35 (Pre-refunded 4/01/19) – AGC Insured	4/19 at 100.00	AA (4)	1,700,608

5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	A3	5,596,100
28,660	Total Kentucky			31,608,189

	Louisiana – 1.7%

1,250	Lake Charles Harbor and Terminal District, Louisiana, Revenue Bonds, Series 2013B, 5.500%, 1/01/24 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA	1,472,200

3,055	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32 (Pre-refunded 11/01/17)	11/17 at 100.00	BBB (4)	3,070,886

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
5,000	6.750%, 12/15/37 (8)	12/17 at 100.00	N/R	3,249,500
800	6.000%, 12/15/37 (8)	12/17 at 100.00	N/R	519,920

65	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/17 (8)	No Opt. Call	N/R	42,244

27,385	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	30,224,551

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	1,104,770

NUVEEN	51

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$2,000	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	A+	$2,161,140

240	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Series 2008B, 5.750%, 7/01/18 – AGC Insured	No Opt. Call	AA	246,818

2,030	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015, 5.000%, 5/15/47	5/25 at 100.00	A3	2,262,415

1,050	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A	1,158,056

13,120	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	12/17 at 100.00	BBB	13,152,538
56,995	Total Louisiana			58,665,038

	Maine – 0.5%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,000	6.750%, 7/01/36	7/21 at 100.00	BB	2,191,320
10,390	6.750%, 7/01/41	7/21 at 100.00	BB	11,327,178

1,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,802,895

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
460	5.000%, 7/01/26	7/23 at 100.00	BBB+	525,789
1,000	5.000%, 7/01/27	7/23 at 100.00	BBB+	1,139,550
15,515	Total Maine			16,986,732

	Maryland – 0.8%

9,445	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Second Issue Series 2015, 5.000%, 6/01/22	No Opt. Call	AAA	11,015,609

14,350	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2015, 5.000%, 8/15/42 (UB) (5)	2/25 at 100.00	A	16,004,986

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 5.750%, 7/01/30	7/19 at 100.00	BB+	1,028,970
24,795	Total Maryland			28,049,565

	Massachusetts – 1.1%

4,350	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.750%, 10/15/37	10/17 at 100.00	N/R	4,357,352

8,350	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012C, 5.250%, 11/01/42 (Alternative Minimum Tax)	11/17 at 100.00	BB+	8,356,513

	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E:
1,200	5.000%, 7/01/35	7/26 at 100.00	BBB	1,340,424
5,065	5.000%, 7/01/37	7/26 at 100.00	BBB	5,621,340

1,035	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 4.875%, 1/01/24	1/23 at 100.00	BBB–	1,152,079

50	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/20 at 100.00	AA	52,963

52	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$6,665	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Trust 2015-XF0047, 16.988%, 7/01/34 (IF)	7/19 at 100.00	AA–	$7,892,493

1,525	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University, Refunding Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	1,627,083

3,025	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University, Refunding Series 2009A, 5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	3,273,262

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
1,260	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	12/17 at 100.00	N/R	1,265,733
700	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/18 at 100.00	N/R	706,454

2,335	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond Trust 2015-XF2181. Formerly Tender Option Bond Trust 2989, 11.664%, 8/01/38 (IF) (5)	8/19 at 100.00	AAA	2,815,216
35,560	Total Massachusetts			38,460,912

	Michigan – 1.5%

9,430	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	A+	8,004,938

800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, W.A. Foote Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 (Pre-refunded 6/01/20) – AGM Insured	6/20 at 100.00	AA (4)	881,552

7,665	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2003A, 5.000%, 5/15/26 – AGM Insured	5/18 at 100.00	AA	7,835,776

10,115	Michigan Finance Authority, Michigan, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2016MI, 5.000%, 12/01/45	6/26 at 100.00	AA–	11,426,612

510	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 6.125%, 5/01/21	5/18 at 100.00	BBB–	514,651

	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011:
385	6.000%, 10/01/21	No Opt. Call	BB–	383,244
500	7.000%, 10/01/31	10/21 at 100.00	BB–	499,995
1,000	7.000%, 10/01/36	10/21 at 100.00	BB–	983,520

1,550	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA	1,643,496

1,250	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	12/17 at 100.00	BBB	1,252,150

1,245	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	12/17 at 100.00	N/R	1,245,261

	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A:
750	5.375%, 10/15/41	10/21 at 100.00	Aa2	848,842
2,000	5.500%, 10/15/45	10/21 at 100.00	Aa2	2,259,940

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
500	5.625%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	A (4)	547,810
1,480	5.750%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	A (4)	1,625,395

NUVEEN	53

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$5,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/39	3/24 at 100.00	A1	$5,524,750

6,010	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.000%, 9/01/29 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	6,398,246
50,190	Total Michigan			51,876,178

	Minnesota – 1.6%

310	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 4.000%, 8/01/41	8/26 at 100.00	BB+	279,481

	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A:
150	5.000%, 7/01/36	7/24 at 102.00	N/R	152,328
270	5.000%, 7/01/47	7/24 at 102.00	N/R	271,501

4,050	City of Milaca, Minnesota Refunding Revenue Bonds, Grandview Christian Home Project, Series 2016, 5.000%, 10/01/51	10/24 at 102.00	N/R	4,054,050

	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc., Refunding Series 2015:
250	5.250%, 1/01/40	1/23 at 100.00	N/R	252,033
675	5.250%, 1/01/46	1/23 at 100.00	N/R	673,954

	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A:
1,555	5.000%, 8/01/46	8/22 at 100.00	N/R	1,573,536
1,250	5.000%, 8/01/51	8/22 at 100.00	N/R	1,260,588

1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/18 at 102.00	BB+	1,032,210

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R	1,029,060

2,575	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 5.000%, 11/01/47	11/26 at 100.00	BB	2,610,406

	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A:
3,000	6.375%, 11/15/23 (Pre-refunded 11/15/18)	11/18 at 100.00	A+ (4)	3,182,010
3,000	6.625%, 11/15/28 (Pre-refunded 11/15/18)	11/18 at 100.00	A+ (4)	3,190,230

3,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	2,871,810

4,700	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Refunding Series 2016B, 5.000%, 11/15/29	No Opt. Call	AA	5,921,248

500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2016A, 4.125%, 9/01/47	9/24 at 102.00	BBB–	496,160

16,825	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (Alternative Minimum Tax)	10/22 at 100.00	BBB–	15,312,601

	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A:
2,500	5.000%, 11/15/27 (Pre-refunded 11/15/25)	11/25 at 100.00	A+ (4)	3,085,325
2,080	5.250%, 11/15/28 (Pre-refunded 11/15/20)	11/20 at 100.00	A+ (4)	2,342,766
535	5.250%, 11/15/35 (Pre-refunded 11/15/20)	11/20 at 100.00	A+ (4)	602,587
235	5.000%, 11/15/44 (Pre-refunded 11/15/25)	11/25 at 100.00	A+ (4)	290,021

54	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$2,240	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A, 6.000%, 5/01/47	5/19 at 102.00	N/R	$2,377,491

3,750	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 2014A, 5.000%, 1/01/46	1/24 at 100.00	Aa3	4,254,787
55,450	Total Minnesota			57,116,183

	Mississippi – 0.2%

5,000	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA	5,797,700

	Missouri – 1.8%

3,185	Bi-State Development Agency, Bi-State MetroLink District, Missouri, St Clair County Metrolink Extension Project Bonds, Refunding Series 2006, 5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA	4,003,418

2,470	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	2,638,577

8,935	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	1/25 at 100.00	AA	9,247,725

1,250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 6.000%, 2/01/41	2/21 at 100.00	BBB	1,366,987

4,455	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Tender Option Bond Trust 2015-XF0046, 15.128%, 11/15/39 (Pre-Refunded 11/15/19) (IF)	11/19 at 100.00	AA+ (4)	5,572,849

2,250	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/28	1/25 at 100.00	A	2,606,490

15,100	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2015A, 4.000%, 1/01/35	1/26 at 100.00	A	15,857,869

	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2010A:
5,000	0.000%, 7/15/31 – AGC Insured	No Opt. Call	AA	3,052,300
7,000	0.000%, 7/15/32 – AGC Insured	No Opt. Call	AA	4,081,350
6,250	0.000%, 7/15/33 – AGC Insured	No Opt. Call	AA	3,470,250
7,000	0.000%, 7/15/34 – AGC Insured	No Opt. Call	AA	3,707,690
6,000	0.000%, 7/15/35 – AGC Insured	No Opt. Call	AA	3,038,700
2,000	0.000%, 7/15/36 – AGC Insured	No Opt. Call	AA	965,960

1,325	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	3/18 at 100.00	N/R	1,286,178

1,437	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	934,524
73,657	Total Missouri			61,830,867

	Nebraska – 1.2%

4,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	4,350,480

1,740	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A–	1,927,607

2,750	Nebraska Public Power District, General Revenue Bonds, Series 2008B, 5.000%, 1/01/20 (Pre-refunded 1/01/18)	1/18 at 100.00	A+ (4)	2,778,875

NUVEEN	55

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska (continued)

	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Series 2016A:
$18,465	5.000%, 2/01/46 (UB) (5)	2/26 at 100.00	A+	$20,880,037
10,000	5.000%, 2/01/49 (UB) (5)	2/26 at 100.00	A+	11,290,500
36,955	Total Nebraska			41,227,499

	Nevada – 1.2%

2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	Aa3	2,164,380

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,125	4.000%, 9/01/25	No Opt. Call	N/R	1,180,283
1,800	4.000%, 9/01/35	9/26 at 100.00	N/R	1,735,362

	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A:
2,000	7.500%, 6/15/23 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (4)	2,216,820
1,500	8.000%, 6/15/30 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (4)	1,675,020

2,500	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	Aa1	2,779,075

20,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Series 2016A, 5.000%, 6/01/46 (UB)	6/26 at 100.00	AA	23,215,800

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013:
125	4.000%, 6/01/19	No Opt. Call	N/R	127,254
110	4.000%, 6/01/20	No Opt. Call	N/R	113,155
815	4.000%, 6/01/21	No Opt. Call	N/R	846,166
370	5.000%, 6/01/23	No Opt. Call	N/R	400,170
200	4.250%, 6/01/24	6/23 at 103.00	N/R	206,634

1,765	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015, 5.000%, 12/01/31	12/25 at 100.00	N/R	1,827,128

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
335	6.500%, 9/01/20 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (4)	350,795
1,325	6.750%, 9/01/27 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (4)	1,394,960

410	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/32	7/21 at 100.00	AA	459,015
36,380	Total Nevada			40,692,017

	New Hampshire – 0.1%

3,305	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 2016-XL0025, 11.803%, 6/01/39 (Pre-Refunded 6/01/19) (IF) (5)	6/19 at 100.00	AA+ (4)	4,005,891

	New Jersey – 2.1%

4,510	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	5,052,598

1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	A3	1,556,036

2,345	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.375%, 7/01/30	7/27 at 100.00	BBB+	2,286,633

56	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$9,090	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2016AAA, 5.500%, 6/15/29	12/26 at 100.00	A–	$10,689,113

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
1,000	5.125%, 9/15/23 (Alternative Minimum Tax)	3/18 at 100.00	BB–	1,100,790
1,650	5.250%, 9/15/29 (Alternative Minimum Tax)	8/22 at 101.00	BB–	1,813,746

2,255	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB–	2,577,690

835	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31	6/20 at 100.00	Baa3	910,810

2,015	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 6.250%, 12/01/18 (ETM)	No Opt. Call	N/R (4)	2,140,837

600	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	664,518

1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A, 5.000%, 7/01/31	7/26 at 100.00	Baa2	1,158,800

1,460	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	1,628,542

1,335	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2016-XG0001, 12.530%, 6/01/30 (IF) (5)	6/19 at 100.00	AA	1,672,969

3,175	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA	3,918,490

1,000	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 5.750%, 12/01/30 (Pre-refunded 12/01/19) – AGC Insured	12/19 at 100.00	A3 (4)	1,101,910

1,760	North Hudson Sewerage Authority, New Jersey, Gross Revenue Lease Certificates, Senior Lien Series 2012A, 5.000%, 6/01/23 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (4)	2,046,810

2,000	Passaic Valley Water Commission, New Jersey, Water System Revenue Bonds, Series 2003, 5.000%, 12/15/19 – AGM Insured	No Opt. Call	AA	2,159,560

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
5,805	4.625%, 6/01/26	12/17 at 100.00	BBB	5,810,515
1,970	5.000%, 6/01/29	12/17 at 100.00	BBB–	1,970,099
6,520	4.750%, 6/01/34	12/17 at 100.00	BB–	6,373,430
16,880	5.000%, 6/01/41	12/17 at 100.00	B	16,505,264
68,540	Total New Jersey			73,139,160

	New Mexico – 0.2%

3,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB	3,124,890

3,070	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	A1	3,265,252

190	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.500%, 10/01/18	No Opt. Call	N/R	189,521
6,260	Total New Mexico			6,579,663

NUVEEN	57

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York – 13.0%

$11,125	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Refunding Series 2016A, 5.000%, 7/15/42	1/27 at 100.00	BBB–	$12,448,096

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	1,225,455
7,745	6.375%, 7/15/43 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	8,694,072

520	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 4.000%, 7/01/45	7/25 at 100.00	BBB+	520,317

	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Charter School for Applied Technologies, Series 2017A:
500	4.500%, 6/01/27	6/24 at 103.00	BBB–	542,415
250	5.000%, 6/01/35	6/24 at 103.00	BBB–	270,710

1,440	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Series 2017, 5.000%, 1/01/47	1/27 at 100.00	A+	1,663,632

2,500	Build New York City Resource Corporation, New York, Revenue Bonds, Manhattan College, Series 2017, 5.000%, 8/01/47	8/27 at 100.00	A–	2,872,600

7,500	Dormitory Authority of the State of New York State Personal Income tax Revenue Bonds (General Purpose), Series 2017A, 5.000%, 2/15/38	2/27 at 100.00	AAA	8,778,150

	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2017A:
2,000	5.000%, 7/01/30	7/27 at 100.00	Aa3	2,427,540
2,170	5.000%, 7/01/31	7/27 at 100.00	Aa3	2,622,358
2,500	5.000%, 7/01/32	7/27 at 100.00	Aa3	3,002,025

8,145	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A–	9,003,076

4,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 (Pre-refunded 7/01/20) – AGM Insured	7/20 at 100.00	AA (4)	5,545,041

2,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2017A, 5.000%, 7/01/29	7/27 at 100.00	Aa2	2,469,440

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
100	5.000%, 12/01/34	6/27 at 100.00	Baa3	109,887
300	5.000%, 12/01/36	6/27 at 100.00	Baa3	327,627

	Dormitory Authority of the State of New York, Revenue Bonds, Teachers College, Series 2017:
500	5.000%, 7/01/29	7/27 at 100.00	A+	605,680
175	5.000%, 7/01/32	7/27 at 100.00	A+	208,483

5	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2009A, 5.000%, 2/15/39 (Pre-refunded 2/15/19)	2/19 at 100.00	N/R (4)	5,274

10	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2009A, 5.000%, 2/15/39 (Pre-refunded 2/15/19)	2/19 at 100.00	AAA	10,547

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 2016-XF0525:
1,995	11.803%, 2/15/39 (IF)	2/19 at 100.00	AAA	2,322,020
2,333	11.794%, 2/15/39 (IF)	2/19 at 100.00	AAA	2,714,354

10,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series 2017A Group A, 5.000%, 3/15/28	3/27 at 100.00	AAA	12,453,000

58	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$1,365	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2017A, 6.240%, 2/01/47	2/27 at 100.00	N/R	$1,367,730

6,975	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture Fiscal 2017 Series A, 5.000%, 2/15/32	2/27 at 100.00	Aa3	8,347,122

160	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	AA–	183,267

240	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3 (4)	276,427

3,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 6.000%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	A– (4)	3,238,320

	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A:
1,000	5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA	1,110,240
1,980	5.000%, 5/01/38	5/21 at 100.00	A–	2,196,810

1,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Climate Bond Certified, Green Series 2017B-1, 5.000%, 11/15/29	11/27 at 100.00	AA	1,243,450

3,425	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Climate Bond Certified, Refunding Green Series 2017B-2, 5.000%, 11/15/28	11/27 at 100.00	AA	4,294,436

7,100	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester General Hospital Project, Series 2017, 5.000%, 12/01/46	12/26 at 100.00	A–	7,911,388

	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2017A:
1,400	5.000%, 7/01/34	7/27 at 100.00	AA–	1,670,508
1,000	5.000%, 7/01/36	7/27 at 100.00	AA–	1,180,080
1,000	5.000%, 7/01/37	7/27 at 100.00	AA–	1,175,420

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
235	5.000%, 7/01/23	No Opt. Call	A–	273,841
300	5.000%, 7/01/24	No Opt. Call	A–	354,939
210	5.000%, 7/01/26	7/24 at 100.00	A–	243,363

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
3,000	5.750%, 10/01/37 (8)	10/17 at 102.00	N/R	952,200
1,000	5.875%, 10/01/46 (8)	10/17 at 102.00	N/R	317,400

715	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	774,452

	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series DD:
5,000	5.250%, 6/15/47	12/26 at 100.00	AA+	6,001,800
1,000	5.000%, 6/15/47	12/26 at 100.00	AA+	1,167,760

	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series EE:
5,000	5.000%, 6/15/36	6/27 at 100.00	AA+	5,962,250
5,000	5.000%, 6/15/37	6/27 at 100.00	AA+	5,938,800

1,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 2015-XF0097, 12.530%, 6/15/39 (IF)	6/19 at 100.00	AA+	1,255,960

NUVEEN	59

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2018, Series 2017S-1:
$17,150	5.000%, 7/15/31	7/27 at 100.00	AA	$20,754,244
5,000	5.000%, 7/15/35	7/27 at 100.00	AA	5,931,700

10,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series C, 5.000%, 11/01/30	5/27 at 100.00	AAA	12,793,830

10,750	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series E-1, 5.000%, 2/01/43	2/27 at 100.00	AAA	12,489,457

6,885	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series F-1, 5.000%, 5/01/39	5/27 at 100.00	AAA	8,075,003

11,845	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2018 Series A-2., 5.000%, 8/01/39	8/27 at 100.00	AAA	13,938,248

	New York City, New York, General Obligation Bonds, Fiscal 2017 Series C:
10,000	5.000%, 8/01/27	2/27 at 100.00	AA	12,410,700
5,000	5.000%, 8/01/28	2/27 at 100.00	AA	6,147,050

	New York City, New York, General Obligation Bonds, Fiscal 2018 Series A:
7,970	5.000%, 8/01/27	No Opt. Call	AA	9,983,860
4,000	5.000%, 8/01/28	8/27 at 100.00	AA	4,961,560

	New York City, New York, General Obligation Bonds, Fiscal 2018 Series B-1:
11,000	5.250%, 10/01/31 (WI/DD, Settling 10/03/17)	10/27 at 100.00	AA	13,748,900
10,315	5.000%, 10/01/39 (WI/DD, Settling 10/03/17)	10/27 at 100.00	AA	12,172,938

5	New York City, New York, General Obligation Bonds, Series 1991B, 7.000%, 2/01/18 – AMBAC Insured	12/17 at 100.00	AA	5,025

7,000	New York Convention Center Development Corporation, New York, Revenue Bonds, Hotel Unit Fee Secured, Refunding Series 2015, 5.000%, 11/15/40	11/25 at 100.00	Aa3	8,051,890

13,730	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	14,988,904

New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds, Subordinated SRF Series 2017A:

10,000	5.000%, 6/15/42	6/27 at 100.00	AAA	11,868,200
15,000	5.000%, 6/15/46	6/27 at 100.00	AAA	17,704,500

1,120	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.500%, 1/01/19	No Opt. Call	AA	1,159,178

2,495	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/20 (Alternative Minimum Tax)	No Opt. Call	BB–	2,679,306

2,660	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	2,845,269

	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
8,120	4.000%, 7/01/37 – AGM Insured (Alternative Minimum Tax)	7/24 at 100.00	AA	8,426,449
14,340	5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	15,784,612

3,500	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, Covanta Energy Project, Series 2012A, 5.250%, 11/01/42 (Alternative Minimum Tax)	11/17 at 100.00	BB+	3,503,815

60	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Second Series 2017:
$6,500	5.000%, 10/15/33 (Alternative Minimum Tax)	4/27 at 100.00	AA–	$7,636,785
11,000	5.000%, 10/15/36 (Alternative Minimum Tax)	4/27 at 100.00	AA–	12,784,310
12,235	5.000%, 4/15/37 (Alternative Minimum Tax)	4/27 at 100.00	AA–	14,164,704

4,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundredth Series 2017, 5.000%, 11/15/35	11/27 at 100.00	AA–	4,822,160

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	Baa1	887,824

1,170	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic Landing At Southold, Inc. Project, Refunding Series 2010, 5.875%, 12/01/30	12/20 at 100.00	BBB–	1,287,936

	Suffolk County, New York, General Obligation Bonds, Refunding Series 2017A:
5,000	5.000%, 2/01/25 – AGM Insured	No Opt. Call	AA	6,040,700
5,000	5.000%, 2/01/26 – AGM Insured	No Opt. Call	AA	6,104,000
3,675	5.000%, 2/01/27 – AGM Insured	No Opt. Call	AA	4,529,327

1,360	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2017A2, 5.000%, 11/15/42	5/27 at 100.00	AA–	1,598,381

1,400	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010B, 5.000%, 9/01/20	No Opt. Call	A3	1,540,826

4,405	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	4,530,631

8,000	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A, 5.000%, 6/01/41	6/27 at 100.00	BBB+	8,875,120

14,885	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015, 5.000%, 12/15/37	12/25 at 100.00	AAA	17,826,723

5,200	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46	11/25 at 100.00	BBB	5,657,288
394,983	Total New York			456,991,115

	North Carolina – 0.4%

1,780	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 2016-XL0012, 15.358%, 7/01/38 (IF) (5)	7/20 at 100.00	AAA	2,306,720

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 1993B, 6.000%, 1/01/22 – FGIC Insured (ETM)	No Opt. Call	A3 (4)	1,192,570

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C, 6.750%, 1/01/24 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	1,071,940

	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Southminster Project, Refunding Series 2016:
335	5.000%, 10/01/31	10/24 at 102.00	N/R	353,586
890	5.000%, 10/01/37	10/24 at 102.00	N/R	926,659

	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A:
1,930	5.000%, 7/01/47	7/26 at 100.00	BBB–	2,119,101
1,005	5.000%, 7/01/51	7/26 at 100.00	BBB–	1,105,048
4,310	5.000%, 7/01/54	7/26 at 100.00	BBB–	4,701,693

2,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (4)	2,118,200
14,250	Total North Carolina			15,895,517

NUVEEN	61

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota – 0.3%

$2,585	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/38 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (4)	$3,009,741

2,060	Burleigh County, North Dakota, Multi-County Sales Tax Revenue Bonds, Series 2015A, 3.750%, 11/01/34 – AGM Insured	11/22 at 100.00	AA	2,103,054

	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
2,100	4.000%, 12/01/27	12/21 at 100.00	A–	2,197,524
3,535	5.000%, 12/01/32	12/21 at 100.00	A–	3,814,512
10,280	Total North Dakota			11,124,831

	Ohio – 2.6%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
9,370	5.125%, 6/01/24	12/17 at 100.00	B–	8,906,560
12,920	5.875%, 6/01/30	12/17 at 100.00	B–	12,565,992
4,060	5.750%, 6/01/34	12/17 at 100.00	B–	3,930,324
20,260	5.875%, 6/01/47	12/17 at 100.00	B–	19,488,904

3,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.250%, 11/01/29	11/20 at 100.00	A	3,297,210

2,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.750%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A (4)	2,274,460

3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/20 at 100.00	BBB–	3,259,822

	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C:
2,725	5.625%, 8/15/29 (Pre-refunded 8/15/18)	8/18 at 100.00	N/R (4)	2,836,616
525	5.625%, 8/15/29	8/18 at 100.00	A3	543,202

5,820	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	6,682,990

1,500	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/41	8/21 at 100.00	A2	1,610,745

3,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–	3,745,245

1,500	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	Caa1	686,250

2,730	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	2,825,222

1,250	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21)	No Opt. Call	Caa1	571,875

700	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20)	No Opt. Call	Caa1	320,250

4,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	Caa1	1,830,000

62	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
$2,370	5.000%, 12/01/17	No Opt. Call	BB	$2,380,120
1,250	5.000%, 12/01/22	No Opt. Call	BB	1,334,050
3,000	5.750%, 12/01/32	12/22 at 100.00	BB	3,284,850
2,000	6.000%, 12/01/42	12/22 at 100.00	BB	2,197,840

700	Toledo Lucas County Port Authority, Ohio, Revenue Bonds, Storypoint Waterville Project, Series 2016A-1, 6.125%, 1/15/34	1/24 at 104.00	N/R	714,077

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aa1	3,063,990

	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County Hospital Project, Series 2012:
2,000	5.000%, 12/01/27	12/22 at 100.00	Baa3	2,183,120
2,500	5.000%, 12/01/32	12/22 at 100.00	Baa3	2,639,550
95,720	Total Ohio			93,173,264

	Oklahoma – 0.6%

	Oklahoma Development Finance Authority, Revenue Bonds, Provident Oklahoma Education Resources Inc. – Cross Village Student Housing Project, Series 2017:
7,500	5.000%, 8/01/52	8/27 at 100.00	BBB–	8,168,400
2,500	5.250%, 8/01/57	8/27 at 100.00	BBB–	2,751,975

9,090	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2015, 5.000%, 6/01/35 (Mandatory put 6/01/25) (Alternative Minimum Tax)	6/25 at 100.00	BB–	9,836,016
19,090	Total Oklahoma			20,756,391

	Oregon – 0.6%

8,500	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Saint Charles Health System, Inc., Series 2016A, 5.000%, 1/01/48	1/26 at 100.00	A+	9,385,700

	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A:
1,855	5.400%, 10/01/44	10/24 at 100.00	N/R	1,989,005
1,600	5.500%, 10/01/49	10/24 at 100.00	N/R	1,703,824

935	Oregon Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.125%, 9/01/30 (Pre-refunded 9/01/20)	9/20 at 100.00	N/R (4)	1,067,022

885	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A, 5.150%, 7/01/42 (Alternative Minimum Tax)	1/20 at 100.00	Aaa	909,957

7,155	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2010-20C, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/20 at 100.00	AA–	7,832,435
20,930	Total Oregon			22,887,943

	Pennsylvania – 2.6%

315	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	B	310,874

1,125	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011, 6.750%, 11/01/31	11/21 at 100.00	BBB	1,253,824

1,750	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (Mandatory put 7/01/21)	No Opt. Call	Caa1	800,625

NUVEEN	63

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A:
$5,800	4.375%, 1/01/35 (Mandatory put 7/01/22)	No Opt. Call	B1	$5,705,344
450	3.500%, 4/01/41 (Mandatory put 6/01/20)	No Opt. Call	Caa1	205,875

2,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory put 6/01/20)	No Opt. Call	Caa1	915,000

100	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	106,065

900	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	957,393

1,545	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015, 5.000%, 1/01/38	1/25 at 100.00	BBB+	1,663,548

2,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.125%, 10/01/34 (Pre-refunded 10/01/18)	10/18 at 100.00	BBB (4)	2,103,640

705	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (4)	789,388

910	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 2017-XF2454, 15.358%, 8/01/24 (Pre-refunded 8/01/20) (IF) (5)	8/20 at 100.00	N/R (4)	1,305,986

	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
1,860	5.250%, 1/15/45	1/25 at 100.00	Baa2	2,002,067
1,310	5.250%, 1/15/46	1/25 at 100.00	Baa2	1,409,206

3,990	Montgomery County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2007A, 5.250%, 7/01/42 (Alternative Minimum Tax)	7/18 at 100.00	AA–	4,095,017

1,650	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	1,772,430

1,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	B+	1,023,670

2,465	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (4)	2,674,278

	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015:
5,555	5.000%, 12/31/38 (Alternative Minimum Tax)	6/26 at 100.00	BBB	6,169,383
3,750	5.000%, 6/30/42 (Alternative Minimum Tax)	6/26 at 100.00	BBB	4,143,937

1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (4)	1,350,204

7,405	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	A1	8,412,969

15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 6.250%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	19,306,500

480	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 5.750%, 11/15/30	11/20 at 100.00	BB	499,142

64	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30 (Pre-refunded 8/01/20)	8/20 at 100.00	A (4)	$2,219,660

260	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA	281,226

2,380	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41 (Pre-refunded 8/01/20)	8/20 at 100.00	A+ (4)	2,738,071

8,875	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Refunding Series 2012, 5.000%, 11/01/28	11/22 at 100.00	A+	10,209,534

2,400	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/30 – AGM Insured	8/20 at 100.00	AA	2,601,384

3,000	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds, Series 2011, 5.000%, 6/01/28	6/21 at 100.00	AA–	3,355,470

1,600	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Delaware County Community College, Series 2008, 5.000%, 10/01/24 (Pre-refunded 4/01/18) – AGM Insured	4/18 at 100.00	A1 (4)	1,632,928
83,780	Total Pennsylvania			92,014,638

	South Carolina – 0.4%

480	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 1990, 6.000%, 5/01/20	No Opt. Call	AA–	510,096

5,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series 2016B, 5.000%, 12/01/56	12/26 at 100.00	A+	5,550,150

70	South Carolina Public Service Authority, Revenue Obligation Bonds, Santee Cooper Electric System, Series 2008A, 5.375%, 1/01/28 (Pre-refunded 1/01/19)	1/19 at 100.00	A+ (4)	73,901

1,930	South Carolina Public Service Authority, Revenue Obligation Bonds, Santee Cooper Electric System, Series 2008A, 5.375%, 1/01/28 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	2,037,559

2,165	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A, 5.000%, 12/01/31	6/26 at 100.00	A+	2,496,959

2,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.500%, 12/01/33	12/23 at 100.00	A+	2,285,780
11,645	Total South Carolina			12,954,445

	South Dakota – 0.3%

2,500	Rapid City, South Dakota, Airport Customer Facility Charge Revenue Bonds, Recovery Zone Facility Bond Series 2010B, 7.000%, 12/01/30	12/20 at 102.00	N/R	2,759,275

1,000	Rapid City, South Dakota, Airport Revenue Bonds, Passenger Facility Charge Supported, Refunding Series 2011A, 7.000%, 12/01/35	12/19 at 100.00	Baa3	1,076,450

910	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	1,020,392

6,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.500%, 8/01/38 (Pre-refunded 8/01/18) – AGC Insured	8/18 at 100.00	AA+ (4)	7,006,770
11,160	Total South Dakota			11,862,887

	Tennessee – 0.6%

3,670	Blount County Public Building Authority, Tennessee, Local Government Public Improvement Loan Bonds, Washington County, Series 2007B-12-A, 4.375%, 6/01/35 (Pre-refunded 6/01/19) – SYNCORA GTY Insured	6/19 at 100.00	AA (4)	3,873,391

NUVEEN	65

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic Health Initiatives, Series 2008D:
$510	6.000%, 10/01/23	10/18 at 100.00	BBB+	$534,633
1,500	6.125%, 10/01/28	10/18 at 100.00	BBB+	1,574,010

3,000	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.625%, 10/01/39	10/19 at 100.00	N/R	3,149,730

1,000	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/17 – SYNCORA GTY Insured	No Opt. Call	A	1,008,120

1,440	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012, 5.000%, 11/01/26	11/21 at 100.00	A	1,580,918

5,240	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/46 (UB) (5)	7/26 at 100.00	A3	5,832,225

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009A:
215	5.000%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	231,921
785	5.000%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	AA (4)	846,779

635	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement & Refunding Series 2009, 5.250%, 12/01/39 (Pre-refunded 12/01/19) – AGM Insured	12/19 at 100.00	AA (4)	691,947

1,365	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement & Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA	1,456,400

1,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/21	No Opt. Call	A	1,128,860
20,360	Total Tennessee			21,908,934

	Texas – 7.7%

	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education, Series 2016A:
125	5.000%, 12/01/46	12/26 at 100.00	BBB–	135,561
740	5.000%, 12/01/51	12/26 at 100.00	BBB–	796,307

5,280	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Combined Venue Tax Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA	5,601,605

3,635	Brazos County Health Facilities Development Corporation, Texas, Franciscan Services Corporation Obligated Group-St Joseph Regional, Revenue Bonds, Series 2008, 5.000%, 1/01/23 (Pre-refunded 7/01/18)	7/18 at 100.00	N/R (4)	3,747,212

430	Brownsville, Texas, Utility System Revenue Bonds, Refunding Series 2008, 5.000%, 9/01/27 – AGM Insured	9/18 at 100.00	AA	444,384

1,745	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/25 (Pre-refunded 1/01/20)	1/20 at 100.00	BBB+ (4)	1,923,182

3,400	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+ (4)	3,942,980

2,100	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc. – Raul Yzaguirre School for Success, Refunding Series 2009A, 8.750%, 2/15/28	2/18 at 100.00	B+	2,131,815

2,745	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	BBB+	2,975,443

66	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,250	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2013, 6.000%, 8/15/33	8/23 at 100.00	BBB+	$1,465,350

2,500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2014A, 4.250%, 12/01/34	12/24 at 100.00	BBB–	2,544,775

9,700	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2015A, 5.000%, 12/01/50	6/25 at 100.00	BBB–	10,341,461

12,265	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Series 2016A, 5.000%, 12/01/46 (UB) (5)	12/25 at 100.00	AA+	14,136,271

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2011C:
3,500	5.000%, 11/01/24	11/20 at 100.00	A+	3,887,765
1,500	5.000%, 11/01/25	11/20 at 100.00	A+	1,665,225

20	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B, 5.000%, 11/01/35	11/20 at 100.00	A+	22,090

5,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012E, 5.000%, 11/01/42 (Alternative Minimum Tax)	11/21 at 100.00	A+	5,497,200

1,760	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38 (Pre-refunded 2/15/18)	2/18 at 100.00	BBB– (4)	1,794,707

1,720	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa3	1,769,381

1,075	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	1,123,880

8,585	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/33	6/23 at 100.00	Baa3	9,278,582

2,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.250%, 12/01/35 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (4)	2,145,440

3,000	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28	7/20 at 100.00	A	3,145,470

1,270	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011A, 5.000%, 7/01/25 (Alternative Minimum Tax)	7/21 at 100.00	A+	1,415,936

1,135	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/30 (Alternative Minimum Tax)	7/25 at 100.00	BB–	1,251,837

1,500	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015C, 5.000%, 7/15/20 (Alternative Minimum Tax)	No Opt. Call	BB–	1,609,380

250	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/24 at 100.00	BB–	275,058

8,755	Houston, Texas, Combined Utility System Revenue Bonds, Refunding First Lien Series 2017B, 5.000%, 11/15/37	11/27 at 100.00	Aa2	10,392,010

1,955	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	A2	2,178,887

335	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/34	9/24 at 100.00	A2	378,604

2,635	Humble Independent School District, Harris County, Texas, General Obligation Bonds, Series 2008A, 5.250%, 2/15/22 (Pre-refunded 2/15/18) – AGC Insured	2/18 at 100.00	Aa1 (4)	2,678,056

NUVEEN	67

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015:
$1,360	5.000%, 8/15/30	8/25 at 100.00	BBB+	$1,515,094
1,280	5.000%, 8/15/35	8/25 at 100.00	BBB+	1,395,494

6,720	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/28 (Alternative Minimum Tax)	11/22 at 100.00	A3	7,499,923

	Lubbock Educational Facilities Authority, Texas, Revenue Bonds, Lubbock Christian University, Refunding & Improvement Series 2007:
1,000	5.125%, 11/01/27 (Pre-refunded 11/01/17)	11/17 at 100.00	BBB (4)	1,003,880
2,500	5.250%, 11/01/37 (Pre-refunded 11/01/17)	11/17 at 100.00	BBB (4)	2,509,975

1,315	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31 (Alternative Minimum Tax)	10/18 at 103.00	BB–	1,378,554

4,590	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45 (Alternative Minimum Tax)	1/26 at 102.00	N/R	4,122,692

	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy at Willow Bend Project, Series 2016:
665	5.000%, 11/01/46	11/23 at 103.00	N/R	682,064
805	5.000%, 11/01/51	11/23 at 103.00	N/R	827,451

	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communities Crestview Project, Series 2016:
1,100	5.000%, 11/15/36	11/24 at 102.00	N/R	1,142,416
1,550	5.000%, 11/15/46	11/24 at 102.00	N/R	1,589,897

755	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Wesleyan Homes, Inc. Project, Series 2014, 5.500%, 1/01/43	1/25 at 100.00	N/R	776,744

5,505	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Westminster Project, Series 2016, 4.000%, 11/01/36	11/24 at 102.00	N/R	5,403,818

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, L.L.C. – Texas A&M University-Corpus Christi Project, Series 2016A:

30	5.000%, 4/01/31	4/26 at 100.00	BBB–	33,356
360	5.000%, 4/01/36	4/26 at 100.00	BBB–	393,336
65	5.000%, 4/01/48	4/26 at 100.00	BBB–	70,036

6,625	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A, 4.100%, 4/01/34 – AGM Insured	4/24 at 100.00	AA	6,856,809

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, L.L.C. – Texas A&M University – San Antonio Project, Series 2016A:

1,275	5.000%, 4/01/31	4/26 at 100.00	BBB–	1,418,603
1,290	5.000%, 4/01/36	4/26 at 100.00	BBB–	1,409,454
2,445	5.000%, 4/01/48	4/26 at 100.00	BBB–	2,634,414

1,250	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – Stephenville II, L.L.C. – Tarleton State University Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	BBB–	1,353,712

3,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project, Series 2014A, 5.000%, 4/01/34	4/24 at 100.00	Baa3	3,248,910

68	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$4,500	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD – College Station Properties LLC – Texas A&M University Project, Series 2015A, 5.000%, 7/01/47	7/25 at 100.00	BBB–	$4,856,400

2,000	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/33 (Pre-refunded 1/01/18) (UB) (5)	1/18 at 100.00	A– (4)	2,024,360

10,880	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C, 0.000%, 9/01/45 (7)	9/31 at 100.00	AA+	12,754,406

2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41	9/21 at 100.00	AA+	2,297,280

560	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.000%, 1/01/28	1/19 at 100.00	A1	594,255

2,440	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.000%, 1/01/28 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	2,591,792

4,410	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A, 5.000%, 1/01/34	1/25 at 100.00	A2	5,033,530

2,695	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010D-1, 5.000%, 10/01/30	10/20 at 100.00	AAA	2,991,342

	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A:
655	5.000%, 2/01/29	2/24 at 100.00	Ba2	685,687
1,805	5.000%, 2/01/34	2/24 at 100.00	Ba2	1,893,752
385	5.125%, 2/01/39	2/24 at 100.00	Ba2	396,088

645	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A	798,220

10,000	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Series 2009A, 5.250%, 2/01/25 (Pre-refunded 2/01/19)	2/19 at 100.00	Aa1 (4)	10,571,000

4,000	San Antonio, Texas, Electric and Gas System Revenue Bonds, Series 2008, 5.000%, 2/01/25 (Pre-refunded 2/01/18)	2/18 at 100.00	Aa1 (4)	4,055,960

9,030	Southwest Higher Education Authority Inc., Texas, Revenue Bonds, Southern Methodist University, Refunding Series 2009, 5.000%, 10/01/36 (Pre-refunded 10/01/19)	10/19 at 100.00	AA– (4)	9,746,350

	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010:
70	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	78,716
870	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	AA– (4)	978,332

3,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources System, Series 2016A, 5.000%, 2/15/41	8/26 at 100.00	AA	3,446,850

180	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 5.625%, 12/15/17	No Opt. Call	BBB+	181,469

3,670	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/27	12/22 at 100.00	A3	4,151,944

5,270	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016, 5.000%, 12/31/40 (Alternative Minimum Tax)	12/25 at 100.00	Baa3	5,789,306

845	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	939,648

7,800	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	8,819,226

NUVEEN	69

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$7,300	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013, 6.750%, 6/30/43 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	$8,446,830

1,750	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 2015-XF0075, 16.146%, 8/01/34 (IF)	8/19 at 100.00	AAA	2,226,210

	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B:
16,500	0.000%, 8/15/36	8/24 at 59.60	A–	7,534,230
7,000	0.000%, 8/15/37	8/24 at 56.94	A–	3,045,350

11,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/42	8/24 at 100.00	BBB+	12,170,400

150	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	11/20 at 100.00	N/R	168,741

600	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (4)	704,472

500	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 5.250%, 9/01/24 (Pre-refunded 9/01/19)	9/19 at 100.00	BBB (4)	539,785

1,030	Viridian Municipal Management District, Texas, Reinvest Zone 6 Tax Increment Revenue Bonds, Refunding Road Improvement Series 2015, 6.000%, 12/01/32 – BAM Insured	12/24 at 100.00	AA	1,287,572

1,135	Viridian Municipal Management District, Texas, Reinvest Zone 6 Tax Increment Revenue Bonds, Refunding Utility Improvement Series 2015, 6.000%, 12/01/31 – BAM Insured	12/24 at 100.00	AA	1,424,822
262,070	Total Texas			271,186,811

	Utah – 1.0%

20,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017A, 5.000%, 7/01/42 (Alternative Minimum Tax)	7/27 at 100.00	A+	23,013,400

	Utah State Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012:
575	5.600%, 7/15/22	No Opt. Call	BB+	614,997
850	6.300%, 7/15/32	7/22 at 100.00	BB+	925,259

1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Navigator Pointe Academy Project, Series 2010A, 5.625%, 7/15/40	7/20 at 100.00	BBB	1,045,460

1,250	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.250%, 7/15/30	7/20 at 100.00	BBB–	1,328,337

1,135	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BB	1,187,017

	Utah State Charter School Finance Authority, Revenue Bonds, George Washington Academy Project, Series 2011A:
2,035	7.750%, 7/15/31 (Pre-refunded 7/15/21)	7/21 at 100.00	BBB– (4)	2,432,578
3,520	8.000%, 7/15/41 (Pre-refunded 7/15/21)	7/21 at 100.00	BBB– (4)	4,332,416
30,365	Total Utah			34,879,464

	Vermont – 0.1%

	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A:
1,815	6.125%, 1/01/28 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (4)	2,094,474
1,000	6.250%, 1/01/33 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (4)	1,157,960
2,815	Total Vermont			3,252,434

70	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia – 0.9%

$430	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Berkeley Apartments, Series 2000, 5.850%, 12/01/20 (Alternative Minimum Tax)	11/17 at 100.00	AA	$431,462

2,000	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Refunding Series 2011C, 5.000%, 10/01/26 (Alternative Minimum Tax)	10/21 at 100.00	AA–	2,255,960

3,745	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B, 0.000%, 10/01/31 – AGC Insured	No Opt. Call	AA	2,303,587

10,070	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	12/17 at 100.00	B–	9,812,409

1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.000%, 7/01/45	7/25 at 100.00	BB+	1,059,210

5,500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB	5,930,650

	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
3,515	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	3,885,903
6,515	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	7,252,889
32,775	Total Virginia			32,932,070

	Washington – 1.9%

6,220	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	A1 (4)	7,036,748

960	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2016-XL0006, 11.794%, 6/01/34 (IF) (5)	6/19 at 100.00	AA	1,213,709

2,450	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	2,612,312

695	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	875,054

	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016:
3,825	5.000%, 12/01/30	12/26 at 100.00	Baa2	4,260,247
1,950	5.000%, 12/01/31	12/26 at 100.00	Baa2	2,156,739
4,000	5.000%, 12/01/32	12/26 at 100.00	Baa2	4,394,600
1,120	5.000%, 12/01/37	12/26 at 100.00	Baa2	1,206,117

2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	2,170,640

3,535	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.250%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/ R (4)	3,984,157

	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012:
2,775	5.000%, 12/01/27 (Pre-refunded 12/01/21)	12/21 at 100.00	N/ R (4)	3,201,184
2,435	5.000%, 12/01/42 (Pre-refunded 12/01/21)	12/21 at 100.00	N/ R (4)	2,808,967

1,600	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/28	5/24 at 100.00	A+	1,842,752

NUVEEN	71

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

	Washington Health Care Facilities Authority, Revenue Bonds, Yakima Valley Memorial Hospital Association, Series 2016:
$6,000	5.000%, 12/01/41	12/26 at 100.00	Baa3	$6,552,900
5,930	5.000%, 12/01/46	12/26 at 100.00	Baa3	6,433,398

845	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24	7/19 at 100.00	Baa1	907,378

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
1,155	6.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,259,608
2,000	7.000%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Baa1 (4)	2,205,300

3,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.375%, 10/01/29 (Pre-refunded 10/01/19)	10/19 at 100.00	Baa1 (4)	3,256,500

	Washington State Housing Finance Commission, Nonprofit Refunding Revenue Bonds, Wesley Homes at Lea Hill Project, Series 2016:
1,155	5.000%, 7/01/41	7/26 at 100.00	N/R	1,194,640
2,000	5.000%, 7/01/46	7/26 at 100.00	N/R	2,032,460
3,805	5.000%, 7/01/51	7/26 at 100.00	N/R	3,845,029

1,100	Washington State Housing Finance Commission, Non-Profit Revenue Bonds, Emerald Heights Project, Refunding 2013, 5.000%, 7/01/28	7/23 at 100.00	A–	1,210,869

2,340	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community, Refunding Series 2012, 5.000%, 1/01/48	1/23 at 100.00	BBB–	2,415,044
62,895	Total Washington			69,076,352

	West Virginia – 0.1%

1,020	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	Baa1	1,078,844

1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/28	10/18 at 100.00	N/R	1,022,340

1,585	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding & Improvement Series 2013A, 4.000%, 6/01/41	6/26 at 100.00	A	1,635,387
3,605	Total West Virginia			3,736,571

	Wisconsin – 3.7%

5,000	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2011-144A, 6.500%, 2/01/31	2/19 at 102.00	BBB+	5,393,850

1,250	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A, 5.000%, 2/01/36	2/26 at 100.00	N/R	1,202,013

2,155	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A, 5.000%, 6/15/46	6/26 at 100.00	N/R	2,072,291

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A:
240	5.500%, 10/01/22	No Opt. Call	BB+	262,094
375	6.000%, 10/01/32	10/22 at 100.00	BB+	401,869

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation, Inc. of North Carolina Project, Series 2014A:
1,080	5.000%, 10/01/34	10/22 at 100.00	BB+	1,107,367
500	5.125%, 10/01/45	10/22 at 100.00	BB+	509,490

72	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood Classical Preparatory School in Albuquerque, New Mexico, Series 2012A:
$1,610	6.000%, 12/01/32	12/22 at 100.00	N/R	$1,652,939
5,000	6.250%, 12/01/42	12/22 at 100.00	N/R	5,143,700

1,940	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	2,076,595

3,845	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (Alternative Minimum Tax)	8/26 at 100.00	N/R	3,757,949

10,000	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 6.750%, 12/01/42	12/27 at 100.00	N/R	11,564,500

1,575	Public Finance Authority of Wisconsin, Revenue Bonds, Carolina International School, Series 2013A, 7.000%, 8/01/43	8/23 at 100.00	BB+	1,746,958

5,000	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C, 4.300%, 11/01/30 (Alternative Minimum Tax)	5/26 at 100.00	BBB–	5,211,400

2,550	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	Aa3	3,048,882

1,455	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.250%, 4/15/24	4/20 at 100.00	A+	1,579,650

1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa2 (4)	1,386,063

625	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2016, 5.000%, 7/01/36	7/26 at 100.00	Baa2	673,619

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health, Inc. Obligated Group, Series 2017A, 4.000%, 4/01/39	4/27 at 100.00	AA–	2,059,040

13,950	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	15,220,287

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B:
1,000	5.000%, 2/15/40	2/22 at 100.00	A–	1,077,610
35	4.500%, 2/15/40	2/22 at 100.00	A–	36,654

5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2016A, 5.000%, 2/15/46	2/26 at 100.00	A–	5,498,400

18,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A3	19,623,420

7,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (4)	8,199,100

435	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	482,132

595	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/39 (Pre-refunded 2/15/19)	2/19 at 100.00	N/R (4)	640,720

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A:
2,980	5.000%, 7/01/34	7/24 at 100.00	A–	3,256,067
2,100	4.350%, 7/01/36	7/21 at 100.00	A–	2,132,466

NUVEEN	73

Nuveen All-American Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)		Ratings (3)	Value

	Wisconsin (continued)

$3,450	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/43	8/23 at 100.00		A	$3,664,245

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014:
5,000	5.000%, 12/01/34	12/22 at 102.00		N/R	5,216,900
4,435	5.000%, 12/01/44	12/22 at 102.00		N/R	4,563,881
4,225	5.250%, 12/01/49	12/22 at 102.00		N/R	4,404,224

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014:
1,880	5.250%, 10/01/39	10/22 at 102.00		N/R	1,995,206
1,000	5.375%, 10/01/44	10/22 at 102.00		N/R	1,062,880
3,500	5.500%, 10/01/49	10/22 at 102.00		N/R	3,734,500
122,010	Total Wisconsin				131,658,961

	Wyoming – 0.4%

2,000	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00		A	2,128,200

4,500	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 6.350%, 9/15/31 (Pre-refunded 3/15/21)	3/21 at 100.00		A3 (4)	5,287,680

	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
800	5.500%, 12/01/27	12/21 at 100.00		BBB+	889,736
2,500	6.000%, 12/01/36	12/21 at 100.00		BBB+	2,776,400

3,650	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00		BBB	4,085,079
13,450	Total Wyoming				15,167,095
$3,263,182	Total Municipal Bonds (cost $3,311,549,470)				3,533,186,060

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$136	Las Vegas Monorail Company, Senior Interest Bonds (11), (12)	5.500%	7/15/19	N/R	$86,093

37	Las Vegas Monorail Company, Senior Interest Bonds (11), (12)	5.500%	7/15/55	N/R	18,747
$173	Total Corporate Bonds (cost $13,580)				104,840
	Total Long-Term Investments (cost $3,311,563,050)				3,533,290,900

Principal Amount (000)	Description (1)	Optional Call Provision (2)		Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.8%

	MUNICIPAL BONDS – 0.8%

	New York – 0.4%

$15,000	New York State Housing Finance Agency, Variable Rate Demand Obligations, Affordable Housing Revenue Bonds, Series 2015A, 0.900%, 5/01/49 (13)	11/17 at 100.00		VMIG-1	$15,000,000

74	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provision (2)	Ratings (3)	Value

	North Carolina – 0.4%

$15,000	University of North Carolina Chapel Hill, Variable Rate Demand Obligations, Revenue Bonds, University of North Carolina Hospitals at Chapel Hill, Variable Rate Demand Series 2001B, 0.920%, 2/15/31 (13)	1/18 at 100.00	A-1	$15,000,000
$30,000	Total Short-Term Investments (cost $30,000,000)			30,000,000
	Total Investments (cost $3,341,563,050) – 101.0%			3,563,290,900
	Floating Rate Obligations – (1.9)%			(67,370,000)
	Other Assets Less Liabilities – 0.9%			31,381,502
	Net Assets – 100%			$3,527,302,402

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.

(7)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.

(8)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(9)	On January 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 7.125% to 5.700% and again on November 11, 2015, further reduced the security’s interest rate of accrual from 5.700% to 4.275%.

(10)	On May 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.250% to 2.100%.

(11)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.

(12)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(13)	Investment has maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

ETM	Escrowed to maturity.

IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

NUVEEN	75

Nuveen Inflation Protected Municipal Bond Fund

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 101.6%

	MUNICIPAL BONDS – 101.6%

	Alabama – 1.1%

$1,000	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/34	No Opt. Call	A3	$1,197,410

	Alaska – 2.2%

2,000	Alaska Municipal Bond Bank, General Obligation Bonds, 2016 Master Resolution Series 2017A, 5.000%, 10/01/27	No Opt. Call	AA–	2,428,840

	Arizona – 0.4%

390	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/19	No Opt. Call	BBB+	407,940

	California – 14.4%

1,000	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 10/01/27 – AGM Insured (4)	10/23 at 100.00	AA	1,190,630

65	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2017A, 5.000%, 8/15/32	8/27 at 100.00	BBB+	75,317

500	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Series 2017, 5.000%, 2/01/28	2/27 at 100.00	A+	606,025

850	California Municipal Finance Authority, Revenue Bonds, University of San Diego, Refunding Series 2012A, 5.000%, 10/01/31	10/22 at 100.00	A1	988,711

1,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2015, 5.000%, 9/01/25	No Opt. Call	AA–	1,228,350

1,025	Eastern Municipal Water District Financing Authority, California, Water and Wastewater Revenue Bonds, Series 2016B, 5.000%, 7/01/28	7/26 at 100.00	AA+	1,263,425

1,665	Eastern Municipal Water District Financing Authority, California, Water and Wastewater Revenue Bonds, Series 2017D, 5.250%, 7/01/42	7/27 at 100.00	AA+	2,023,741

470	El Camino Community College District, California, General Obligation Bonds, Election of 2002 Series 2012C, 0.000%, 8/01/21	No Opt. Call	Aa1	443,906

555	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2013A, 5.000%, 6/01/21	No Opt. Call	A+	630,214

830	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 5.000%, 6/01/21	12/17 at 100.00	N/R	827,991

2,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017B, 5.000%, 7/01/28	1/27 at 100.00	Aa2	2,473,200

130	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Refunding Bonds, LAXFUEL Corporation at Los Angeles International Airport, Series 2012, 5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	A	144,708

1,000	San Francisco City and County Public Utilities Commission, California, Water Revenue Bonds, Series 2011A, 5.000%, 11/01/21	No Opt. Call	AA–	1,153,320

800	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013A, 5.000%, 8/01/25	8/22 at 100.00	N/R	909,032

76	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,500	San Joaquin County Transportation Authority, California, Sales Tax Revenue, Limited Tax Measure K Series 2017, 5.000%, 3/01/31	3/27 at 100.00	AA	$1,825,695
13,390	Total California			15,784,265

	Colorado – 9.3%

555	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012A, 5.000%, 11/15/22 (Alternative Minimum Tax) (4)	No Opt. Call	A+	642,024

	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
1,000	5.000%, 12/01/30	12/26 at 100.00	Baa2	1,167,510
1,250	5.000%, 12/01/35	12/26 at 100.00	Baa2	1,427,575

1,000	Denver Urban Renewal Authority, Colorado, Tax Increment Revenue Bonds, Stapleton Senior Refunding Series 2013A-1, 5.000%, 12/01/23	12/22 at 100.00	AA–	1,150,400

1,000	Denver West Metropolitan District, Jefferson County, Colorado, General Obligation Refunding Bonds, Series 2012A, 4.000%, 12/01/20 – AGM Insured (4)	No Opt. Call	AA	1,076,720

525	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	A	490,628

1,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/20 – NPFG Insured	No Opt. Call	A	956,620

1,250	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/19	No Opt. Call	N/R	1,311,837

1,055	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.500%, 11/15/38	No Opt. Call	A	1,481,484

500	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 5.250%, 7/15/24	7/20 at 100.00	BBB+	537,925
9,135	Total Colorado			10,242,723

	Connecticut – 2.1%

500	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2016A, 5.000%, 9/01/26	No Opt. Call	AA	602,500

1,500	University of Connecticut, General Obligation Bonds, Series 2017A, 5.000%, 1/15/36	1/27 at 100.00	AA–	1,709,055
2,000	Total Connecticut			2,311,555

	District of Columbia – 1.4%

295	District of Columbia, Revenue Bonds, Association of American Medical Colleges, Series 2011A, 5.000%, 10/01/24	10/23 at 100.00	AA	345,483

1,000	District of Columbia, Revenue Bonds, Georgetown University, Refunding Series 2017, 5.000%, 4/01/31	4/27 at 100.00	A	1,201,910
1,295	Total District of Columbia			1,547,393

	Florida – 3.2%

1,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2015, 5.000%, 10/01/33	10/25 at 100.00	A1	1,159,910

1,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Baa2	1,027,920

NUVEEN	77

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$620	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/22	No Opt. Call	AA	$713,087

500	Tallahassee, Florida, Energy System Revenue Bonds, Refunding Series 2017, 5.000%, 10/01/25	No Opt. Call	AA	613,460
3,120	Total Florida			3,514,377

	Georgia – 3.5%

1,350	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project, Series 2016D, 5.000%, 1/01/27	No Opt. Call	A2	1,621,107

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
188	5.500%, 7/15/23	7/21 at 100.00	N/R	190,032
374	5.500%, 7/15/30	7/21 at 100.00	N/R	377,208
410	5.500%, 1/15/36	7/21 at 100.00	N/R	413,984

1,000	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/20	No Opt. Call	A	1,069,450

110	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.500%, 9/15/26	No Opt. Call	A	131,945
3,432	Total Georgia			3,803,726

	Illinois – 5.4%

305	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2001A, 5.500%, 1/01/30 – NPFG Insured	No Opt. Call	A	358,314

1,000	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2017, 5.000%, 11/15/33	11/27 at 100.00	AAA	1,174,490

335	Illinois Finance Authority, Revenue Bonds, Alexian Brothers Health System, Refunding Series 2005B, 5.250%, 1/01/22 (Pre-refunded 4/14/18) – AGM Insured	4/18 at 100.00	A2 (5)	342,695

325	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2012A, 5.000%, 3/01/22	No Opt. Call	AA–	370,458

330	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 5.000%, 10/01/22	No Opt. Call	BBB–	346,820

600	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 12/01/19	No Opt. Call	AA–	649,650

165	Madison, Macoupin, Jersey, Calhoun, Morgan, Scott, and Greene Counties Community College District 536, Illinois, General Obligation Bonds, Lewis & Clark Community College, Refunding Series 2017A, 5.000%, 11/01/32 – AGM Insured	11/26 at 100.00	AA	189,098

535	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.000%, 6/01/19	No Opt. Call	A	567,689

915	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2016A, 5.000%, 6/01/21	No Opt. Call	AA	1,030,674

1,065	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/22 – AGM Insured (4)	No Opt. Call	AA	921,001
5,575	Total Illinois			5,950,889

	Indiana – 1.4%

500	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/24	5/23 at 100.00	A	579,615

615	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Refunding Series 2012A, 5.000%, 5/01/22	No Opt. Call	AA–	708,738

78	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$235	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2017A, 5.000%, 8/15/26	No Opt. Call	AA	$287,913
1,350	Total Indiana			1,576,266

	Iowa – 1.2%

1,125	Dubuque, Iowa, General Obligation Bonds, Sales Tax Increment, Second Lien Series 2014, 5.000%, 6/01/25 (4)	6/24 at 100.00	Aa3	1,329,097

	Kansas – 1.1%

1,025	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Improvement Series 2012B, 5.000%, 9/01/23	9/22 at 100.00	A+	1,180,913

	Kentucky – 0.9%

65	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2010A, 5.500%, 6/01/21 (Pre-refunded 6/01/20)	6/20 at 100.00	BBB (5)	72,425

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1:
380	5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA	386,848
525	6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	534,319
970	Total Kentucky			993,592

	Louisiana – 3.1%

600	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, LOOP Inc. Project, Variable Rate Series 2010B-1A, 2.000%, 10/01/40 (Mandatory put 10/01/22)	No Opt. Call	BBB+	600,000

1,000	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/23	No Opt. Call	AA–	1,177,500

500	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012, 5.000%, 12/01/27 – AGM Insured	12/22 at 100.00	AA	568,030

1,015	Regional Transit Authority, Louisiana, Sales Tax Revenue Bonds, Series 2010, 5.000%, 12/01/19 – AGM Insured (4)	No Opt. Call	AA	1,096,220
3,115	Total Louisiana			3,441,750

	Maine – 1.1%

	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013:
185	5.000%, 7/01/25	7/23 at 100.00	BBB	201,663
1,000	5.000%, 7/01/33	7/23 at 100.00	BBB	1,046,710
1,185	Total Maine			1,248,373

	Maryland – 2.1%

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2017A, 5.000%, 5/15/42	5/27 at 100.00	A	2,267,820

	Massachusetts – 0.5%

530	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/21 – AMBAC Insured (Alternative Minimum Tax)	12/17 at 100.00	N/R	534,887

	Michigan – 0.5%

45	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 6.000%, 10/01/21	No Opt. Call	BB–	44,795

NUVEEN	79

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$500	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2010, 5.000%, 10/01/27 (Pre-refunded 10/01/20)	10/20 at 100.00	AAA	$557,730
545	Total Michigan			602,525

	Minnesota – 0.6%

550	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A, 5.000%, 12/01/27	12/26 at 100.00	Aa3	672,996

	Missouri – 1.1%

1,000	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/24	No Opt. Call	A	1,176,190

	Nebraska – 1.5%

500	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	543,810

935	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Children’s Hospital Obligated Group, Series 2017, 5.000%, 11/15/35	5/27 at 100.00	AA–	1,085,245
1,435	Total Nebraska			1,629,055

	Nevada – 2.6%

390	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/23 – AGM Insured	7/19 at 100.00	AA	416,122

1,000	Clark County, Nevada, Sales & Excise Tax Revenue Bonds, Streets and Highways Series 2016, 5.000%, 7/01/29	No Opt. Call	AA	1,245,180

1,000	Truckee Meadows Water Authority, Nevada, Water Revenue Bonds, Refunding Series 2017, 5.000%, 7/01/27	No Opt. Call	AA+	1,242,630
2,390	Total Nevada			2,903,932

	New Jersey – 2.3%

2,000	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding Series 2015, 5.000%, 3/01/25	No Opt. Call	A	2,388,660

165	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 4.875%, 9/15/19 (Alternative Minimum Tax)	No Opt. Call	BB–	170,498
2,165	Total New Jersey			2,559,158

	New York – 4.2%

490	Dormitory Authority of the State of New York, Revenue Bonds, Teachers College, Series 2017, 5.000%, 7/01/27	No Opt. Call	A+	604,292

1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014E, 5.000%, 2/15/26	2/25 at 100.00	AAA	1,208,440

110	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/30 (Alternative Minimum Tax)	7/24 at 100.00	BBB	123,930

1,250	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Eighth Series 2013, 5.000%, 12/01/22 (Alternative Minimum Tax) (4)	No Opt. Call	AA–	1,457,650

1,000	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A, 5.000%, 6/01/28	6/27 at 100.00	A–	1,188,040
3,850	Total New York			4,582,352

80	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina – 5.9%

$1,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Refunding Series 2016A, 5.000%, 6/01/28	No Opt. Call	AA	$1,247,840

835	North Carolina Turnpike Authority, Monroe Connector System State Appropriation Bonds, Series 2011, 5.000%, 7/01/21 (4)	No Opt. Call	AA	949,846

590	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A, 5.000%, 7/01/23	No Opt. Call	BBB–	679,704

1,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Senior Lien Series 2017, 5.000%, 1/01/26 – AGM Insured	No Opt. Call	AA	1,203,600

2,000	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2017A, 5.000%, 5/01/28 (Alternative Minimum Tax)	5/27 at 100.00	Aa3	2,430,920
5,425	Total North Carolina			6,511,910

	North Dakota – 1.0%

1,000	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2017A, 5.000%, 12/01/37	12/27 at 100.00	A–	1,126,490

	Ohio – 4.5%

670	Cleveland, Ohio, Water Revenue Bonds, Series 2017BB, 5.000%, 1/01/26	No Opt. Call	AA+	825,681

190	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	204,356

1,000	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 5.000%, 10/01/22	No Opt. Call	Aa3	1,143,240

2,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2017A, 5.000%, 12/01/28	6/27 at 100.00	AAA	2,492,500

200	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21	No Opt. Call	Baa1	237,332
4,060	Total Ohio			4,903,109

	Oklahoma – 0.7%

630	Oklahoma State Turnpike Authority, Turnpike System Revenue Bonds, Second Senior Series 2017A, 5.000%, 1/01/37	1/26 at 100.00	AA–	729,994

	Oregon – 1.5%

415	Metro, Oregon, Dedicated Tax Revenue Bonds, Oregon Convention Center Hotel, Series 2017, 5.000%, 6/15/25	No Opt. Call	Aa3	502,773

1,000	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2014-22, 5.000%, 7/01/24 (Alternative Minimum Tax)	No Opt. Call	AA–	1,186,590
1,415	Total Oregon			1,689,363

	Pennsylvania – 2.6%

840	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/24	1/23 at 100.00	A–	942,791

1,500	Norristown Area School District, Pennsylvania, Installment Purchase Certificates of Participation, Series 2012, 5.000%, 4/01/32	4/22 at 100.00	A3	1,600,125

170	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Philadelphia University, Refunding Series 2013, 5.000%, 6/01/21	No Opt. Call	BBB+	187,700

NUVEEN	81

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$5	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/24 – AGM Insured	9/22 at 100.00	AA–	$5,778
2,515	Total Pennsylvania			2,736,394

	Tennessee – 6.0%

2,000	Memphis & Shelby County Economic Development Growth Engine Industrial Development Board, Tennessee, Tourism Development Zone Revenue Bonds, Refunding Series 2017B, 5.000%, 11/01/27	11/26 at 100.00	AA–	2,444,840

1,305	Sullivan County, Tennessee, General Obligation Bonds, School Series 2017, 5.000%, 5/01/26	No Opt. Call	Aa2	1,618,396

2,000	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Series 2017A, 5.000%, 11/01/27	No Opt. Call	AA+	2,527,560
5,305	Total Tennessee			6,590,796

	Texas – 6.1%

1,000	Aldine Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Series 2017, 5.000%, 2/15/26	No Opt. Call	AAA	1,231,640

1,000	Austin, Texas, Water and Wastewater System Revenue Bonds, Refunding Series 2016A, 5.000%, 11/15/41	11/26 at 100.00	AA	1,166,450

365	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien Series 2013, 5.000%, 1/01/23	No Opt. Call	BBB	420,933

1,000	Dallas, Texas, General Obligation Bonds, Refunding & Improvement Series 2014, 5.000%, 2/15/22	No Opt. Call	AA	1,135,700

215	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	224,776

855	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/23 – NPFG Insured	No Opt. Call	A	699,253

1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/28	11/24 at 100.00	A2	1,163,600

230	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/31 – NPFG Insured	11/24 at 66.52	A	118,717

500	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 4.000%, 12/01/21	No Opt. Call	B1	512,815
6,165	Total Texas			6,673,884

	Utah – 1.0%

935	Utah Transit Authority, Sales Tax Revenue Bonds, Refunding Series 2012, 5.000%, 6/15/22	No Opt. Call	AA	1,077,195

	Vermont – 1.0%

1,000	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, University of Vermont Medical Center Project, Series 2016A, 5.000%, 12/01/35	6/26 at 100.00	A–	1,131,290

	Virginia – 0.2%

185	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	204,521

82	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington – 1.6%

$500	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 4.000%, 12/01/19 (ETM)	No Opt. Call	N/R (5)	$531,125

1,000	Washington State, General Obligation Bonds, Various Purpose Series 2017D, 5.000%, 2/01/29	2/27 at 100.00	AA+	1,224,210
1,500	Total Washington			1,755,335

	West Virginia – 0.2%

235	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company, Series 2003L, 1.625%, 10/01/22 (Mandatory put 10/01/18)	No Opt. Call	A–	236,405

	Wisconsin – 1.3%

1,015	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian HealthCare, Inc., Series 2013B, 5.000%, 7/01/24	7/23 at 100.00	A	1,179,745

260	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.250%, 5/01/20	5/19 at 100.00	Aa2	277,446
1,275	Total Wisconsin			1,457,191

	Wyoming – 0.8%

755	Consolidated Wyoming Municipalities Electric Power System Joint Powers Board, Wyoming, Electric Facilities Improvement Lease Revenue Bonds, Gillette Electrical System Project, Series 2014A, 5.000%, 6/01/24	No Opt. Call	A+	896,925
$96,972	Total Long-Term Investments (cost $108,163,245)			111,608,826

Principal Amount (000)	Description (1)	Optional Call Provision (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.9%

	MUNICIPAL BONDS – 0.9%

	Washington – 0.9%

$1,000	Washington State Health Care Facilities Authority, Variable Rate Demand Obligations, Revenue Bonds, Catholic Health Initiative, Tender Option Bond Floater 2016-XM0424, 1.290%, 2/01/41 (6)	2/21 at 100.00	VMIG-3	$1,000,000
$1,000	Total Short-Term Investments (cost $1,000,000)			1,000,000
	Total Investments (cost $109,163,245) – 102.5%			112,608,826
	Other Assets Less Liabilities – (2.5)% (7)			(2,774,607)
	Net Assets – 100%			$109,834,219

Investments in Derivatives as of September 30, 2017

Consumer Price Index Swaps (OTC Uncleared)

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (8)	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup Inc.	$4,000,000	Receive	CPURNSA	2.120%	Annually	8/22/17	8/22/29	$29,772	$484	$29,288
JP Morgan Chase Bank, N.A.	5,000,000	Receive	CPURNSA	2.600	Annually	2/05/13	2/05/18	(346,377)	—	(346,377)
JP Morgan Chase Bank, N.A.	4,000,000	Receive	CPURNSA	2.560	Annually	12/28/12	12/28/18	(315,642)	—	(315,642)
JP Morgan Chase Bank, N.A.	3,500,000	Receive	CPURNSA	2.509	Annually	2/08/13	2/08/19	(247,782)	—	(247,782)
JP Morgan Chase Bank, N.A.	4,500,000	Receive	CPURNSA	2.645	Annually	12/28/12	12/28/19	(413,359)	—	(413,359)
JP Morgan Chase Bank, N.A.	5,500,000	Receive	CPURNSA	2.645	Annually	9/30/13	9/30/21	(492,017)	—	(492,017)
JP Morgan Chase Bank, N.A.	8,000,000	Receive	CPURNSA	2.777	Annually	2/19/13	2/19/22	(914,064)	—	(914,064)
JP Morgan Chase Bank, N.A.	4,000,000	Receive	CPURNSA	1.953	Annually	6/01/17	6/01/20	(3,461)	—	(3,461)

NUVEEN	83

Nuveen Inflation Protected Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Investments in Derivatives as of September 30, 2017 (continued)

Consumer Price Index Swaps (OTC Uncleared) (continued)

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (8)	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
JP Morgan Chase Bank, N.A.	$5,000,000	Receive	CPURNSA	2.190%	Annually	1/05/17	1/05/21	$(53,007)	$—	$(53,007)
JP Morgan Chase Bank, N.A.	3,500,000	Receive	CPURNSA	1.920	Annually	7/07/17	7/07/21	6,316	—	6,316
JP Morgan Chase Bank, N.A.	5,000,000	Receive	CPURNSA	2.190	Annually	3/02/17	3/02/23	(67,843)	—	(67,843)
JP Morgan Chase Bank, N.A.	4,750,000	Receive	CPURNSA	2.228	Annually	2/16/17	2/16/24	(76,516)	—	(76,516)
JP Morgan Chase Bank, N.A.	2,000,000	Receive	CPURNSA	2.195	Annually	3/29/17	3/29/25	(32,051)	—	(32,051)
JP Morgan Chase Bank, N.A.	4,000,000	Receive	CPURNSA	2.329	Annually	1/30/17	1/30/26	(98,041)	—	(98,041)
JP Morgan Chase Bank, N.A.	4,000,000	Receive	CPURNSA	2.270	Annually	3/09/17	3/09/26	(81,949)	—	(81,949)
JP Morgan Chase Bank, N.A.	5,500,000	Receive	CPURNSA	2.265	Annually	3/15/17	3/15/26	(112,317)	—	(112,317)
JP Morgan Chase Bank, N.A.	2,000,000	Receive	CPURNSA	2.320	Annually	3/29/17	3/29/29	(48,145)	—	(48,145)
Morgan Stanley Capital Services LLC	3,800,000	Receive	CPURNSA	2.595	Annually	11/05/13	11/05/18	(248,639)	—	(248,639)
Morgan Stanley Capital Services LLC	3,000,000	Receive	CPURNSA	1.970	Annually	4/26/17	4/26/20	(15,150)	—	(15,150)
Morgan Stanley Capital Services LLC	3,000,000	Receive	CPURNSA	2.283	Annually	9/15/14	9/15/21	(161,410)	—	(161,410)
Morgan Stanley Capital Services LLC	5,000,000	Receive	CPURNSA	2.178	Annually	3/13/17	3/13/23	(68,407)	—	(68,407)
Morgan Stanley Capital Services LLC	5,000,000	Receive	CPURNSA	2.205	Annually	1/28/17	1/28/24	(69,892)	—	(69,892)
Morgan Stanley Capital Services LLC	3,000,000	Receive	CPURNSA	2.650	Annually	8/07/13	8/07/24	(324,416)	—	(324,416)
Morgan Stanley Capital Services LLC	3,000,000	Receive	CPURNSA	2.108	Annually	4/26/17	4/26/25	(25,819)	—	(25,819)
Morgan Stanley Capital Services LLC	3,000,000	Receive	CPURNSA	2.310	Annually	1/28/17	1/28/27	(67,065)	—	(67,065)
Morgan Stanley Capital Services LLC	4,000,000	Receive	CPURNSA	2.233	Annually	4/19/17	4/19/27	(68,013)	—	(68,013)
Morgan Stanley Capital Services LLC	3,500,000	Receive	CPURNSA	2.350	Annually	2/09/17	2/09/29	(88,405)	—	(88,405)
Total	$110,550,000							$(4,403,699)	$484	$(4,404,183)
Total interest rate swap premiums paid									$484
Total interest rate swap premiums received									$—
Total unrealized appreciation on credit default swaps										$35,604
Total unrealized depreciation on credit default swaps										$(4,439,787)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Investment has maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(8)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

ETM	Escrowed to maturity.

CPURNSA	US CPI Urban Consumers Non-Seasonally Adjusted

See accompanying notes to financial statements.

84	NUVEEN

Nuveen Intermediate Duration Municipal Bond Fund

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 97.9%

	MUNICIPAL BONDS – 97.6%

	Alabama – 2.0%

$7,630	Alabama State Port Authority, Docks Facilities Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/31 – AGM Insured (Alternative Minimum Tax)	10/27 at 100.00	AA	$8,911,840

31,725	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016A, 4.000%, 7/01/46 (Mandatory put 6/01/21)	3/21 at 100.59	A1	34,317,884

27,715	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%, 8/01/47	4/22 at 100.52	A1	30,559,390

1,130	Huntsville, Alabama, Electric System Revenue Warrants, Refunding Series 2007, 4.000%, 12/01/18 (Pre-refunded 12/01/17) – AGM Insured	12/17 at 100.00	Aa1 (4)	1,136,260

2,685	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.000%, 4/15/27	4/25 at 100.00	N/R	2,801,422

795	Mobile, Alabama, General Obligation Warrants, Refunding & Improvement Series 2008B, 5.000%, 2/15/20	2/18 at 100.00	Aa2	807,068

1,205	Mobile, Alabama, General Obligation Warrants, Refunding & Improvement Series 2008B, 5.000%, 2/15/20 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R (4)	1,223,690

	Montgomery Medical Clinic Board, Alabama, Health Care Facility Revenue Bonds, Jackson Hospital & Clinic, Series 2015:
2,080	5.000%, 3/01/23	No Opt. Call	BBB	2,365,917
3,555	5.000%, 3/01/24	No Opt. Call	BBB	4,099,057
2,235	5.000%, 3/01/25	No Opt. Call	BBB	2,601,026
1,725	5.000%, 3/01/26	No Opt. Call	BBB	2,014,334

1,000	The Improvement District of the City of Mobile – McGowin Park Project, Alabama, Sales Tax Revenue Bonds, Series 2016A, 5.000%, 8/01/25	No Opt. Call	N/R	1,056,510

1,500	University of Alabama, Birmingham, Hospital Revenue Bonds, Birmingham Hospital, Series 2008A, 5.000%, 9/01/18 (ETM)	No Opt. Call	A1 (4)	1,556,100

4,000	University of Alabama, Birmingham, Hospital Revenue Bonds, Birmingham Hospital, Series 2008A, 5.750%, 9/01/22 (Pre-refunded 9/01/18)	9/18 at 100.00	A1 (4)	4,177,120

8,100	University of Alabama, Tuscaloosa, General Revenue Bonds, Series 2017B, 3.000%, 7/01/36	7/27 at 100.00	AA	7,794,549
97,080	Total Alabama			105,422,167

	Alaska – 0.2%

3,000	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011, 5.000%, 4/01/21	4/20 at 100.00	A1	3,283,680

6,025	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	12/17 at 100.00	B3	5,920,165

5,065	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc. Project, Refunding Series 2003B, 5.000%, 1/01/21	No Opt. Call	A1	5,620,985
14,090	Total Alaska			14,824,830

	Arizona – 2.5%

4,120	Arizona Board of Regents, Certificates of Participation, University of Arizona Projects, Refunding Series 2007B, 4.500%, 6/01/18 – AMBAC Insured	12/17 at 100.00	Aa3	4,131,577

NUVEEN	85

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
$1,235	5.000%, 2/01/20	No Opt. Call	BBB+	$1,329,255
6,255	5.000%, 2/01/27	2/22 at 100.00	BBB+	6,859,296

	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A:
10,270	5.000%, 7/01/25	7/22 at 100.00	A1	11,428,969
16,235	5.000%, 7/01/26	7/22 at 100.00	A1	17,986,107
16,760	5.000%, 7/01/27	7/22 at 100.00	A1	18,480,917

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
55	5.000%, 7/01/18 – AGM Insured	No Opt. Call	AA	56,668
5,165	5.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	5,517,924
5,015	5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	5,535,707
6,130	5.000%, 7/01/21 – AGM Insured	1/20 at 100.00	AA	6,650,989
7,500	5.000%, 7/01/22 – AGM Insured	1/20 at 100.00	AA	8,135,700

6,000	Gilbert Public Facilities Municipal Property Corporation, Arizona, Revenue Bonds, Series 2009, 5.500%, 7/01/27	7/19 at 100.00	AA+	6,456,000

2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/26	5/22 at 100.00	A	2,226,720

1,355	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/21	5/20 at 100.00	A+	1,481,245

	Northern Arizona University, System Revenue Bonds, Refunding Series 2014:
385	5.000%, 6/01/22	No Opt. Call	A+	441,861
500	5.000%, 6/01/23	No Opt. Call	A+	584,725

	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A:
2,045	5.000%, 7/01/22	7/20 at 100.00	A+	2,248,539
10,400	5.000%, 7/01/40	7/20 at 100.00	A+	11,358,152

520	Phoenix Civic Improvement Corporation, Arizona, Water System Revenue Bonds, Junior Lien Series 2014A, 5.000%, 7/01/23	No Opt. Call	AAA	617,313

2,650	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A–	2,793,868

2,670	Pima County, Arizona, Sewer Revenue Bonds, Series 2010, 5.000%, 7/01/24 (Pre-refunded 7/01/20) – AGM Insured	7/20 at 100.00	AA (4)	2,951,044

645	Regional Public Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds, Maricopa County Public Transportation Fund Series 2014, 5.250%, 7/01/23	No Opt. Call	AA+	773,755

3,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2009A, 5.000%, 1/01/25	1/19 at 100.00	Aa1	3,148,140

3,925	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 2015-XF2192, 11.735%, 12/01/24 (IF) (5)	12/21 at 100.00	AA	5,652,353

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/20	9/18 at 100.00	A2	1,035,460

1,350	Sedona-Oak Creek Joint Unified School District 9, Coconino and Yavapi Counties, Arizona, General Obligation Bonds, School Improvement Project 2007, Series 2009B, 5.375%, 7/01/28 (Pre-refunded 7/01/19)	7/19 at 100.00	Aa2 (4)	1,452,748

86	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$4,850	The Industrial Development Authority of the City of Phoenix, Arizona Education Facility Revenue Bonds, Legacy Traditional Schools East Mesa and Cadence (Nevada) Campuses, Series 2017A, 4.000%, 7/01/22	7/19 at 101.00	N/R	$4,791,849
122,035	Total Arizona			134,126,881

	Arkansas – 0.8%

1,000	Arkansas State University, Student Fee Revenue Bonds, Jonesboro Campus, Series 2013, 5.000%, 12/01/33	12/23 at 100.00	A1	1,145,210

1,490	Conway, Arkansas, Restaurant Gross Receipts Tax Revenue Bonds, Series 2007, 5.000%, 12/01/22 – AGM Insured	11/17 at 100.00	AA	1,494,947

	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A:
6,730	5.000%, 11/01/17 – AGM Insured	10/17 at 100.00	AA	6,752,949
4,965	4.500%, 11/01/19 – AGM Insured	12/17 at 100.00	AA	4,979,150

4,540	Independence County, Arkansas, Pollution Control Revenue Bonds, Arkansas Power and Light Company Project, Series 2013, 2.375%, 1/01/21	No Opt. Call	A	4,678,879

	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014:
500	5.000%, 7/01/22	No Opt. Call	A+	575,810
800	5.000%, 7/01/23	No Opt. Call	A+	938,408
1,610	5.000%, 7/01/26	7/24 at 100.00	A+	1,909,299
1,485	5.000%, 7/01/28	7/24 at 100.00	A+	1,742,113
1,935	5.000%, 7/01/29	7/24 at 100.00	A+	2,257,487
1,000	5.000%, 7/01/30	7/24 at 100.00	A+	1,164,280
4,585	5.000%, 7/01/34	7/24 at 100.00	A+	5,293,245

	Magnolia, Arkansas, Sales and Use Tax Revenue Bonds, Series 2007:
575	5.000%, 8/01/21 – CIFG Insured	12/17 at 100.00	AA	576,541
1,130	5.000%, 8/01/22 – CIFG Insured	12/17 at 100.00	AA	1,132,859
1,185	5.000%, 8/01/23 – CIFG Insured	12/17 at 100.00	AA	1,187,856
1,245	5.000%, 8/01/24 – CIFG Insured	12/17 at 100.00	AA	1,247,888

1,000	North Little Rock Health Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 1996B, 5.750%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	A+ (4)	1,055,020

	Pulaski County Public Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 2014:
2,125	5.000%, 12/01/25	12/24 at 100.00	A+	2,508,690
1,780	5.000%, 12/01/27	12/24 at 100.00	A+	2,063,910

1,000	University of Arkansas, Various Facilities Revenue Bonds, UAMS Campus, Series 2014A, 5.000%, 3/01/21	No Opt. Call	Aa2	1,127,880
40,680	Total Arkansas			43,832,421

	California – 6.0%

1,525	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, Children’s Hospital & Research Center at Oakland, Refunding Series 2007A, 4.500%, 12/01/18 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (4)	1,534,760

1,565	ABC Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2003A, 4.900%, 2/01/20 – NPFG Insured	No Opt. Call	A+	1,700,466

1,860	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 10/01/23	No Opt. Call	A	2,215,744

920	Apple Valley Redevelopment Agency, California, Tax Allocation Bonds, Project Area 2 Series 2007, 4.500%, 6/01/18 – AMBAC Insured	12/17 at 100.00	BBB+	922,355

NUVEEN	87

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,670	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Fixed Rate Series 2017S-7, 3.250%, 4/01/36	4/27 at 100.00	AA	$1,638,053

	California Department of Water Resources, Power Supply Revenue Bonds, Refunding Series 2008H:
1,270	5.000%, 5/01/22 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	Aa1 (4)	1,301,648
580	5.000%, 5/01/22 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	Aa1 (4)	594,454

8,105	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Refunding Series 2016A, 3.000%, 3/01/39	3/26 at 100.00	A	7,326,515

515	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2009C, 5.125%, 3/01/20	3/19 at 100.00	A	543,804

	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2017A:
1,200	5.000%, 8/15/35	8/27 at 100.00	BBB+	1,372,908
1,845	5.000%, 8/15/36	8/27 at 100.00	BBB+	2,102,488

2,330	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital of Orange County, Series 2009A, 5.750%, 11/01/18	No Opt. Call	A+	2,389,834

2,560	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2016B-3, 2.000%, 10/01/36 (Mandatory put 10/01/25)	10/25 at 100.00	AA–	2,522,598

3,530	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory put 11/03/25) (Alternative Minimum Tax)	No Opt. Call	A–	3,641,583

16,835	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2015A-1, 3.375%, 7/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	18,100,992

12,305	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management, Inc. Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	12,928,002

2,245	California State Public Works Board, Lease Revenue Bonds, California State University Monterey Bay Campus Library Project, Series 2009D, 6.000%, 4/01/25 (Pre-refunded 4/01/19)	4/19 at 100.00	Aaa	2,415,844

1,400	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2010B-1, 5.375%, 3/01/25	3/20 at 100.00	Aa3	1,536,710

5,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.250%, 10/01/24 (Pre-refunded 10/01/19)	10/19 at 100.00	Aaa	5,427,650

	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
2,070	5.000%, 7/01/20 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	2,217,094
3,830	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	4,118,782
2,195	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	2,360,503

15	California State, General Obligation Bonds, Various Purpose Series 2001, 5.000%, 11/01/18	12/17 at 100.00	AA–	15,053

1,000	California State, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 12/01/23 (Pre-refunded 12/01/17)	12/17 at 100.00	Aaa	1,007,440

1,450	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/29	12/24 at 100.00	BB+	1,642,067

800	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/25	7/24 at 100.00	A–	950,952

1,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Henry Mayo Newhall Memorial Hospital, Series 2007B, 5.200%, 10/01/37 (Pre-refunded 10/01/18) – AMBAC Insured	10/18 at 100.00	AA– (4)	1,043,770

88	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$705	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.000%, 7/01/22 (6)	12/17 at 100.00	CCC	$704,062

	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A:
7,475	0.000%, 11/01/26	11/21 at 66.91	BBB+	4,462,425
4,095	0.000%, 11/01/28	11/21 at 56.33	BBB+	2,049,752

	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
2,725	5.000%, 1/01/22	No Opt. Call	BBB	2,972,975
2,860	5.000%, 1/01/23	No Opt. Call	BBB	3,153,636
1,635	5.000%, 1/01/24	1/23 at 100.00	BBB	1,792,827
1,325	5.000%, 1/01/25	1/23 at 100.00	BBB	1,438,804

	Desert Sands Unified School District, Riverside County, California, General Obligation Bonds, Election 2001, Series 2008:
510	5.250%, 8/01/23 (Pre-refunded 8/01/18)	8/18 at 100.00	Aa2 (4)	528,987
2,025	5.000%, 8/01/24 (Pre-refunded 8/01/18)	8/18 at 100.00	Aa2 (4)	2,096,179

2,100	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 4.550%, 6/01/22 – AGM Insured	6/18 at 100.00	AA	2,147,943

19,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	12/17 at 100.00	B+	18,979,100

1,300	Grant Joint Union High School District, Sacramento County, California, General Obligation Bonds, Capital Appreciation Election 2006 Series 2008, 0.000%, 8/01/26 – AGM Insured	No Opt. Call	A1	1,038,401

	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C:
1,000	5.000%, 9/01/30	9/24 at 100.00	N/R	1,128,590
1,015	5.000%, 9/01/32	9/24 at 100.00	N/R	1,132,943
465	5.000%, 9/01/34	9/24 at 100.00	N/R	514,969

5,745	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured	10/17 at 100.00	AA	5,760,684

2,015	Las Virgenes Unified School District, Los Angeles County, California, General Obligation Bonds, 2006 Election, Series 2009B, 0.000%, 8/01/27	No Opt. Call	Aa1	1,569,121

845	Long Beach Financing Authority, California, Revenue Bonds, Series 1992, 6.000%, 11/01/17 – AMBAC Insured	No Opt. Call	N/R	848,076

	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014B:
1,015	5.000%, 7/01/25	1/24 at 100.00	Aa2	1,217,310
5,000	5.000%, 7/01/43	1/24 at 100.00	Aa2	5,719,550

	Los Angeles, California, Special Tax Bonds, Community Facilities District 4, Playa Vista Phase I, Series 2014:
1,075	5.000%, 9/01/24	No Opt. Call	BBB+	1,288,624
1,250	5.000%, 9/01/25	9/24 at 100.00	BBB+	1,476,200
1,000	5.000%, 9/01/26	9/24 at 100.00	BBB+	1,169,290

	Menifee Union School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2016A:
400	5.000%, 9/01/29 – BAM Insured	9/25 at 100.00	AA	476,100
630	5.000%, 9/01/30 – BAM Insured	9/25 at 100.00	AA	746,859

4,770	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28 (7)	2/28 at 100.00	Aa1	4,590,028

NUVEEN	89

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$12,205	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 6.125%, 11/01/29	No Opt. Call	A	$15,506,697

10,265	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.125%, 11/01/29	No Opt. Call	A	13,041,888

2,000	North Monterey County Unified School District, California, General Obligation Bonds, Election of 2013, Series 2014A, 4.000%, 5/01/44	5/24 at 100.00	A+	2,070,260

855	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.000%, 12/01/21	12/20 at 100.00	BB	910,532

8,000	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40 (7)	8/30 at 100.00	A	9,158,160

	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A:
1,815	0.000%, 8/01/21 – AGC Insured	No Opt. Call	AA	1,701,327
2,095	0.000%, 8/01/22 – AGC Insured	No Opt. Call	AA	1,911,667
4,085	0.000%, 8/01/23 – AGC Insured	No Opt. Call	AA	3,607,913

7,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Refunding Series 2011, 6.000%, 10/01/25 – AGM Insured	10/21 at 100.00	AA	8,223,110

	Port of Oakland, California, Revenue Bonds, Refunding Inter Lien Series 2007B:
2,530	5.000%, 11/01/18 (Pre-refunded 11/01/17) – NPFG Insured	11/17 at 100.00	A (4)	2,539,538
1,230	5.000%, 11/01/19 (Pre-refunded 11/01/17) – NPFG Insured	11/17 at 100.00	A (4)	1,234,637

5,350	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/34	No Opt. Call	AA–	3,007,502

2,410	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 4.000%, 10/01/37 – AGM Insured	10/24 at 100.00	AA	2,522,426

	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B:
2,115	0.000%, 10/01/34	No Opt. Call	A	1,122,536
2,000	0.000%, 10/01/36	No Opt. Call	A	967,080

5,000	Sacramento County, California, Airport System Revenue Bonds, Senior Lien Series 2010, 5.000%, 7/01/40	7/20 at 100.00	A	5,440,800

1,000	San Bernardino Community College District, California, General Obligation Bonds, Election 2002 Series 2008A, 6.500%, 8/01/27 (Pre-refunded 8/01/18)	8/18 at 100.00	Aa2 (4)	1,048,180

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
5,000	5.000%, 1/15/29	1/25 at 100.00	BBB	5,627,900
26,000	5.000%, 1/15/34	1/25 at 100.00	BBB	28,843,360

2,770	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Refunding Series 2006D, 5.000%, 8/01/23 – AMBAC Insured	12/17 at 100.00	A+	2,779,252

2,250	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24	No Opt. Call	A	2,740,095

2,255	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 – NPFG Insured (ETM)	No Opt. Call	A (4)	2,729,520

1,000	Santa Ana Unified School District, Orange County, California, General Obligation Bonds, Series 2008A, 5.250%, 8/01/28	8/18 at 100.00	Aa3	1,035,580

35	Santa Monica-Malibu Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2012 Series 2017C, 3.125%, 7/01/42	7/27 at 100.00	AA	33,796

90	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Santa Paula Utility Authority, California, Water Enterprise Revenue Bonds, Refunding Series 2010:
$2,510	5.000%, 2/01/28	2/20 at 100.00	A+	$2,710,097
2,630	5.000%, 2/01/29	2/20 at 100.00	A+	2,834,614
2,765	5.000%, 2/01/30	2/20 at 100.00	A+	2,979,453

	South Bayside Waste Management Authority, California, Solida Waste Enterprise Revenue Bonds, Shoreway Environmental Center, Series 2009A:
2,500	5.250%, 9/01/24	9/19 at 100.00	A1	2,691,800
1,200	6.250%, 9/01/29	9/19 at 100.00	A1	1,315,920

	Tulare Local Health Care District, California, General Obligation Bonds, Series 2009B-1:
1,180	6.000%, 8/01/22	8/19 at 100.00	Ba2	1,266,069
1,410	6.125%, 8/01/23	8/19 at 100.00	Ba2	1,512,338
1,585	6.250%, 8/01/24	8/19 at 100.00	Ba2	1,699,960
1,265	6.375%, 8/01/25	8/19 at 100.00	Ba2	1,356,738
500	6.500%, 8/01/26	8/19 at 100.00	Ba2	536,375

	University of California, General Revenue Bonds, Limited Project Series 2017M:
3,000	5.000%, 5/15/29	5/27 at 100.00	AA–	3,711,750
3,000	5.000%, 5/15/30	5/27 at 100.00	AA–	3,678,150
5,000	5.000%, 5/15/31	5/27 at 100.00	AA–	6,077,900

2,030	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa3	1,814,658

3,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31 – AGC Insured (7)	8/26 at 100.00	AA	3,303,210

	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A:
1,540	5.000%, 7/01/24	No Opt. Call	Baa1	1,776,867
1,415	5.000%, 7/01/25	No Opt. Call	Baa1	1,641,343
1,450	3.250%, 7/01/27	7/25 at 100.00	Baa1	1,472,896
1,435	3.500%, 7/01/28	7/25 at 100.00	Baa1	1,473,759
1,355	3.750%, 7/01/29	7/25 at 100.00	Baa1	1,407,682

2,500	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/25	No Opt. Call	AA–	3,251,650

995	Whittier Public Financing Authority, California, Tax Allocation Revenue Bonds, Whittier Redevelopment Agency, Series 2007A, 5.000%, 11/01/21 (Pre-refunded 11/01/17) – AMBAC Insured	11/17 at 100.00	A– (4)	998,781
305,130	Total California			319,891,270

	Colorado – 2.2%

1,125	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2008, 5.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	Aa2 (4)	1,185,098

9,355	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/29	12/22 at 103.00	N/R	10,092,922

1,705	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Regis University Project, Refunding Series 2016, 3.125%, 10/01/31	10/25 at 100.00	Baa2	1,594,857

1,000	Colorado Health Facilities Authority, Colorado, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003B, 6.000%, 5/15/26 (Pre-refunded 5/15/19) – AGM Insured	5/19 at 100.00	AA (4)	1,080,350

16,795	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, Parkview Medical Center, Series 2016, 3.125%, 9/01/42	9/26 at 100.00	A3	14,634,323

NUVEEN	91

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A:
$16,830	5.000%, 9/01/26	12/17 at 100.00	BBB+	$16,883,856
65	4.500%, 9/01/38	12/17 at 100.00	BBB+	65,179

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-7, 4.350%, 9/01/20 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	AA (4)	739,667

1,525	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 5.125%, 10/01/17	No Opt. Call	BBB+	1,525,336

4,045	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B-1, 5.000%, 7/01/29	11/22 at 100.00	BBB+	4,411,396

1,920	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/18	No Opt. Call	BBB+	1,943,846

335	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.500%, 6/01/33	6/23 at 100.00	BBB	380,614

1,145	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-Term Care National Obligated Group Project, Series 2010A, 5.250%, 11/15/20 (ETM)	No Opt. Call	N/R (4)	1,214,066

10,000	Colorado Health Facilities Authority, Retirement Facilities Revenue Bonds, Liberty Heights, Series 1990B, 0.000%, 7/15/20 (ETM)	No Opt. Call	AA+ (4)	9,608,800

1,510	Colorado State Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation, Series 2008, 5.250%, 11/01/23 (Pre-refunded 11/01/18)	11/18 at 100.00	Aa2 (4)	1,580,321

1,500	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010, 5.500%, 9/01/25	3/20 at 100.00	BBB–	1,550,820

11,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	A+	12,561,560

10,670	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Airlines, Inc. Project, Refunding Series 2017, 5.000%, 10/01/32 (Alternative Minimum Tax)	10/23 at 100.00	BB–	11,633,288

10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	A	3,777,400

	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Refunding Series 2010:
1,525	5.000%, 12/15/20	No Opt. Call	Aa2	1,707,207
2,215	5.000%, 12/15/21	No Opt. Call	Aa2	2,546,320
1,530	5.000%, 12/15/22	12/21 at 100.00	Aa2	1,756,838

3,670	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A, 5.125%, 12/01/31	12/21 at 103.00	N/R	3,596,600

760	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 5.700%, 12/01/17	6/17 at 100.00	BBB–	762,804

	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
1,335	5.000%, 12/01/19	No Opt. Call	N/R	1,401,042
500	5.000%, 12/01/20	No Opt. Call	N/R	533,305

1,000	Pueblo County School District 60, Pueblo, Colorado, General Obligation Bonds, Refunding Series 2009, 5.000%, 12/15/22	No Opt. Call	Aa2	1,172,890

1,325	Rangeview Library District, Adams County, Colorado, Certificates of Participation, Rangeview Library Projects, Series 2008, 4.500%, 12/15/20 (Pre-refunded 12/15/18) – AGC Insured	12/18 at 100.00	AA (4)	1,380,385

92	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$975	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	BBB+	$1,069,692

	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010A:
2,190	4.250%, 12/01/23	12/20 at 100.00	A	2,367,346
2,030	4.000%, 12/01/24	12/20 at 100.00	A	2,169,116

1,000	Spring Mesa Metropolitan District, Jefferson County, Colorado, General Obligation Bonds, Refunding Series 2015, 3.750%, 12/01/44 – AGM Insured	12/25 at 100.00	AA	967,920

1,000	Walker Field Public Airport Authority, Colorado, Airport Revenue Bonds, Series 2007, 5.000%, 12/01/22 (Pre-refunded 12/01/17)	12/17 at 100.00	Baa2 (4)	1,007,260

1,240	Westminster, Colorado, Special Purpose Sales and Use Tax Revenue Bonds, Series 2007D, 5.000%, 12/01/23 (Pre-refunded 12/01/17) – AGM Insured	12/17 at 100.00	AA (4)	1,249,027
123,545	Total Colorado			120,151,451

	Connecticut – 0.6%

500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc. Project, TEMPS-50 Series 2016B-2, 2.875%, 9/01/20	12/17 at 100.00	N/R	497,840

14,140	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U1, 1.000%, 7/01/33 (Mandatory put 2/06/19)	No Opt. Call	AAA	14,118,366

12,070	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U2, 1.000%, 7/01/33 (Mandatory put 2/06/19)	No Opt. Call	AAA	12,051,533

2,070	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	1/18 at 100.00	A–	2,076,417

1,000	New Britain, Connecticut, General Obligation Bonds, Refunding Series 2016A, 5.000%, 3/01/19 – BAM Insured (ETM)	No Opt. Call	AA (4)	1,056,440

	Stratford, Connecticut, General Obligation Bonds, Series 2014:
350	5.000%, 12/15/24	12/22 at 100.00	AA	408,244
495	5.000%, 12/15/26	12/22 at 100.00	AA	569,062
30,625	Total Connecticut			30,777,902

	Delaware – 0.1%

	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
1,000	4.000%, 7/01/22	No Opt. Call	BBB	1,057,640
3,995	5.000%, 7/01/28	7/23 at 100.00	BBB	4,316,637
4,995	Total Delaware			5,374,277

	District of Columbia – 2.5%

3,880	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/30	10/22 at 100.00	BB+	4,011,726

6,710	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	7,538,014

154,565	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	12/17 at 100.00	N/R	22,568,036

10,165	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/18 – AGM Insured	No Opt. Call	AAA	10,627,304

NUVEEN	93

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	District of Columbia (continued)

	District of Columbia, Hospital Revenue Bonds, Sibley Memorial Hospital, Series 2009:
$420	6.500%, 10/01/20 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	$465,352
1,715	6.500%, 10/01/23 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	1,900,186
825	6.500%, 10/01/24 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	914,084

3,740	District of Columbia, Revenue Bonds, The Catholic University of America, Series 2010, 5.000%, 10/01/23	10/18 at 100.00	A	3,884,514

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2016A:
44,660	5.000%, 10/01/31 (Alternative Minimum Tax)	10/26 at 100.00	AA–	52,627,344
24,280	5.000%, 10/01/32 (Alternative Minimum Tax)	10/26 at 100.00	AA–	28,463,687
250,960	Total District of Columbia			133,000,247

	Florida – 5.5%

12,505	Broward County School Board, Florida, Certificates of Participation, Series 2015A, 5.000%, 7/01/25	No Opt. Call	Aa3	15,157,686

	Broward County, Florida, Airport System Revenue Bonds, Series 2015A:
10,000	5.000%, 10/01/34 (Alternative Minimum Tax)	10/25 at 100.00	A+	11,345,500
15,135	5.000%, 10/01/35 (Alternative Minimum Tax)	10/25 at 100.00	A+	17,125,555

	Cape Coral, Florida, Utility Improvement Assessment Bonds, Refunding Various Areas Series 2017:
990	2.250%, 9/01/23 – AGM Insured	No Opt. Call	AA	1,011,265
1,490	2.500%, 9/01/24 – AGM Insured	No Opt. Call	AA	1,518,846
1,425	2.750%, 9/01/25 – AGM Insured	No Opt. Call	AA	1,458,730
990	2.750%, 9/01/26 – AGM Insured	No Opt. Call	AA	1,000,326
745	3.000%, 9/01/27 – AGM Insured	No Opt. Call	AA	757,382

	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2015:
9,685	5.000%, 10/01/32	10/25 at 100.00	A1	11,286,705
7,325	5.000%, 10/01/33	10/25 at 100.00	A1	8,496,341

	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1:
16,445	5.000%, 6/01/22	12/21 at 100.00	AA	18,769,665
14,635	5.000%, 6/01/25	12/24 at 100.00	AA	17,504,484

	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1:
4,595	5.000%, 6/01/18	No Opt. Call	AA	4,716,262
275	5.000%, 6/01/19	No Opt. Call	AA	292,520

	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1:
85	5.000%, 6/01/18	No Opt. Call	AA	87,243
370	5.000%, 6/01/19	No Opt. Call	AA	393,573
4,545	5.000%, 6/01/20	No Opt. Call	AA	4,990,001
1,600	5.000%, 6/01/21	No Opt. Call	AA	1,804,832

	City of Orlando, Florida, Senior Tourist Development Tax Refunding Revenue Bonds, 6th Cent Contract Payments, Series 2017A:
4,000	5.000%, 11/01/32 – AGM Insured	11/27 at 100.00	AA	4,707,120
2,000	5.000%, 11/01/33 – AGM Insured	11/27 at 100.00	AA	2,338,340

94	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University, Refunding Series 2013:
$2,925	4.750%, 11/01/23	No Opt. Call	BBB–	$3,079,557
1,860	6.000%, 11/01/33	11/23 at 100.00	BBB–	2,097,727

1,890	Dade County Housing Finance Authority, Florida, Multifamily Mortgage Revenue Bonds, Siesta Pointe Apartments Project, Series 1997A, 5.750%, 9/01/29 – AGM Insured (Alternative Minimum Tax)	3/18 at 100.00	AA+	1,903,721

1,000	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University Project, Refunding Series 2013A, 6.000%, 4/01/42	4/23 at 100.00	A–	1,158,900

1,000	Escambia County, Florida, Pollution Control Revenue Bonds, Gulf Power Company, Refunding Series 1997, 2.100%, 7/01/22 (Mandatory put 4/11/19)	No Opt. Call	A2	1,009,030

370	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2017A, 5.000%, 6/15/27	6/26 at 100.00	N/R	378,632

3,275	Florida Governmental Utility Authority, Utility Revenue Bonds, Lake Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	A–	3,392,965

2,700	Florida Governmental Utility Authority, Utility Revenue Bonds, Pasco Aqua Utility System, Series 2013A, 4.250%, 10/01/33	10/22 at 100.00	A3	2,788,479

	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2016:
1,250	5.000%, 4/01/32	4/26 at 100.00	A–	1,434,425
1,750	5.000%, 4/01/33	4/26 at 100.00	A–	1,995,525
1,500	5.000%, 4/01/34	4/26 at 100.00	A–	1,703,250
1,500	5.000%, 4/01/35	4/26 at 100.00	A–	1,699,665

	Florida Municipal Power Agency, Power Supply Revenue Bonds, All Requirements Project, Refunding Series 2016A:
12,000	5.000%, 10/01/30	10/26 at 100.00	A+	14,365,680
8,045	5.000%, 10/01/31	10/26 at 100.00	A+	9,600,581

1,500	Florida State Department of Children and Families, Certificates of Participation, South Florida Evaluation Treatment Project, Series 2005, 5.000%, 10/01/25	12/17 at 100.00	AA+	1,504,905

2,240	Jacksonville, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/20	No Opt. Call	AA	2,486,310

1,940	Jacksonville, Florida, Special Revenue Bonds, Series 20120C, 5.000%, 10/01/24	10/22 at 100.00	AA–	2,255,832

7,005	Lee County, Florida, Airport Revenue Bonds, Refunding Series 2011A, 5.375%, 10/01/32 – AGM Insured (Alternative Minimum Tax)	8/21 at 100.00	AA	7,840,416

6,000	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2015A, 5.000%, 4/01/35	4/25 at 100.00	A–	6,775,320

	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
2,415	5.000%, 7/01/24	No Opt. Call	A	2,867,281
1,250	5.000%, 7/01/27	7/24 at 100.00	A	1,470,300

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A:
925	5.000%, 10/01/20 (Alternative Minimum Tax)	No Opt. Call	A	1,023,244
5,015	5.000%, 10/01/22 (Alternative Minimum Tax)	No Opt. Call	A	5,775,976

6,290	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/41	10/20 at 100.00	A	6,792,319

NUVEEN	95

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
$1,975	5.000%, 4/01/21	4/20 at 100.00	AA–	$2,155,337
5,015	5.250%, 4/01/30	4/20 at 100.00	AA–	5,457,624

5,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%, 10/01/29 – AGM Insured	10/20 at 100.00	AA	5,526,400

605	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008, 5.500%, 10/01/28	10/18 at 100.00	BBB	627,930

1,495	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008, 5.500%, 10/01/28 (Pre-refunded 10/01/18)	10/18 at 100.00	BBB (4)	1,563,845

2,525	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31	12/24 at 100.00	BBB+	2,795,352

4,235	Palm Beach County School Board, Florida, Certificates of Participation, Series 2014B, 5.000%, 8/01/22	No Opt. Call	Aa3	4,926,957

175	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/25 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R (4)	200,708

9,825	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+	11,167,193

3,860	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2016, 2.750%, 5/01/31	5/26 at 100.00	AA	3,563,822

4,810	South Florida Water Management District, Certificates of Participation, Series 2015, 5.000%, 10/01/33	4/26 at 100.00	AA	5,598,070

23,190	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Refunding Series 2007, 5.000%, 8/15/27	12/17 at 100.00	AA–	23,266,759

	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
585	5.000%, 9/01/22	No Opt. Call	A+	675,078
2,600	5.000%, 9/01/23	9/22 at 100.00	A+	2,982,252
1,245	3.125%, 9/01/24	9/22 at 100.00	A+	1,307,736
1,290	5.000%, 9/01/25	9/22 at 100.00	A+	1,475,515
1,500	5.000%, 9/01/27	9/22 at 100.00	A+	1,699,635
1,980	5.000%, 9/01/28	9/22 at 100.00	A+	2,235,598
5,760	4.000%, 9/01/33	9/22 at 100.00	A+	5,998,406

350	Vero Beach, Florida, Electric Refunding Revenue Bonds, Series 2003A, 4.000%, 12/01/19 – AGM Insured	12/18 at 100.00	A1	361,057
262,505	Total Florida			293,747,690

	Georgia – 1.2%

	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B:
2,095	5.000%, 1/01/23	1/22 at 100.00	AA–	2,413,922
1,500	5.000%, 1/01/28	1/22 at 100.00	AA–	1,697,070

	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Refunding Subordinate Lien Series 2014A:
11,070	5.000%, 1/01/27	1/24 at 100.00	AA–	13,170,975
4,280	5.000%, 1/01/29	1/24 at 100.00	AA–	5,047,875
6,750	5.000%, 1/01/30	1/24 at 100.00	AA–	7,965,405

2,000	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Refunding Series 2007, 4.375%, 12/01/18 – AGC Insured	12/17 at 100.00	AA	2,009,760

96	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$1,865	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (4)	$2,007,355

	Chatham County Hospital Authority, Georgia, Seven Mill Tax Pledge Refunding and Improvement Revenue Bonds, Memorial Health University Medical Center, Inc., Series 2012A:
2,000	5.000%, 1/01/18	No Opt. Call	AA	2,020,480
3,340	5.000%, 1/01/23	1/22 at 100.00	AA	3,851,454
5,560	5.000%, 1/01/24	1/22 at 100.00	AA	6,361,696
8,990	5.000%, 1/01/25	1/22 at 100.00	AA	10,230,440

1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BB	1,366,850

3,050	Georgia State, General Obligation Bonds, Refunding Series 2009I, 5.000%, 7/01/19	No Opt. Call	AAA	3,262,860

200	Glynn-Brunswick Memorial Hospital Authority, Georgia, Revenue Bonds, Southeast Georgia Health Systems, Anticipation Certificates Series 2008A, 5.250%, 8/01/23	8/18 at 100.00	A2	206,550

1,805	Glynn-Brunswick Memorial Hospital Authority, Georgia, Revenue Bonds, Southeast Georgia Health Systems, Anticipation Certificates Series 2008A, 5.250%, 8/01/23 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (4)	1,870,323

2,785	Municipal Gas Authority of Georgia, Gas Revenue Bonds, Gas Portfolio III Project, Series 2014U, 5.000%, 10/01/21	No Opt. Call	AA–	3,164,289
58,540	Total Georgia			66,647,304

	Guam – 0.1%

4,060	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	4,490,888

	Hawaii – 1.0%

5,005	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.250%, 7/01/30	7/20 at 100.00	A1	5,391,987

1,025	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010B, 5.625%, 7/01/30	7/20 at 100.00	A1	1,118,183

	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health Systems, Series 2015A:
5,500	5.000%, 7/01/26	7/25 at 100.00	AA–	6,579,430
4,510	5.000%, 7/01/27	7/25 at 100.00	AA–	5,361,578
7,825	5.000%, 7/01/28	7/25 at 100.00	AA–	9,241,481
9,180	5.000%, 7/01/29	7/25 at 100.00	AA–	10,774,474

15,450	Hawaiian Electric Company Inc. and Its Subsidiaries, Special Purpose Revenue Bonds, Department of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	16,151,430
48,495	Total Hawaii			54,618,563

	Idaho – 0.4%

560	Boise City, Idaho, Airport Revenue Bonds, Aircraft Maintenance Facilities Project, Subordinate Series 2015, 3.750%, 9/01/32 (Alternative Minimum Tax)	9/25 at 100.00	A2	577,433

3,095	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B, 6.000%, 12/01/23 (Pre-refunded 12/01/18)	12/18 at 100.00	AA– (4)	3,270,951

NUVEEN	97

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Idaho (continued)

	Madison County School District 321, Idaho, General Obligation Bonds, Sales Tax and Credit Enhancement Guaranty, Refunding Series 2014BX:
$2,595	5.000%, 8/15/21	No Opt. Call	Aaa	$2,969,121
2,710	5.000%, 8/15/22	No Opt. Call	Aaa	3,173,356

9,285	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project, Refunding Series 2016, 2.750%, 10/01/24	No Opt. Call	BB+	9,005,243

1,000	University of Idaho, General Revenue Bonds, Series 2007B, 4.500%, 4/01/41 (Mandatory put 4/01/18) – AGM Insured	No Opt. Call	AA	1,016,070
19,245	Total Idaho			20,012,174

	Illinois – 14.6%

2,370	Bartlett, Illinois, Tax Increment Revenue Bonds, Bartlett Quarry Redev Project, Senior Lien Series 2016, 4.000%, 1/01/24	1/22 at 100.00	N/R	2,322,197

	Bolingbrook, Illinois, General Obligation Bonds, Refunding Series 2013A:
2,800	0.000%, 1/01/30	7/23 at 72.73	A2	1,635,032
2,550	0.000%, 1/01/31	7/23 at 68.94	A2	1,403,699
2,750	0.000%, 1/01/32	7/23 at 65.28	A2	1,427,773
4,000	0.000%, 1/01/33	7/23 at 61.69	A2	1,953,520

	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016:
433	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	431,350
448	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	445,572
966	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	952,379
1,055	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	1,020,691
973	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	949,356

	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
587	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	584,764
612	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	608,683
968	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	954,351
1,427	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	1,389,227
1,452	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	1,411,170

14,340	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Alternative Revenue, Project Series 2015G, 9.000%, 3/01/32	12/17 at 100.00	B	14,489,566

29,475	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement Revenues, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	34,788,458

10,900	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 7.000%, 12/01/42	12/27 at 100.00	N/R	13,143,329

16,120	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding SIFMA Index Series 2013A-2, 9.000%, 3/01/35	12/17 at 100.00	B	16,287,164

19,585	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A, 7.000%, 12/01/46	12/27 at 100.00	N/R	23,580,144

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011:
3,530	5.250%, 12/01/25	12/21 at 100.00	AA	3,923,313
3,235	5.250%, 12/01/26	12/21 at 100.00	AA	3,584,606

	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2015A:
5,700	5.000%, 1/01/33 (Alternative Minimum Tax)	1/25 at 100.00	A	6,426,237
4,225	5.000%, 1/01/34 (Alternative Minimum Tax)	1/25 at 100.00	A	4,745,731

98	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$17,605	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	$20,393,632

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C:
1,745	5.000%, 1/01/26	1/19 at 100.00	BBB+	1,799,409
2,555	5.000%, 1/01/27	1/19 at 100.00	BBB+	2,634,665

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
6,570	5.000%, 1/01/23	No Opt. Call	BBB+	7,271,545
7,600	5.000%, 1/01/24	No Opt. Call	BBB+	8,502,120
4,440	5.000%, 1/01/25	No Opt. Call	BBB+	4,996,465
1,940	5.000%, 1/01/26	No Opt. Call	BBB+	2,189,988

1,525	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/24	12/23 at 100.00	A+	1,702,053

1,410	Cook County Community High School District 219, Niles Township, Illinois, General Obligation Bonds, Refunding Series 2007A, 5.000%, 12/01/26 – AGM Insured	12/17 at 100.00	AA+	1,419,955

3,465	Cook County High School District 205 Thornton Township, Illinois, General Obligation Bonds, Series 2008, 5.250%, 12/01/21 – AGC Insured	12/18 at 100.00	AA	3,626,850

1,175	Cook County School District 88, Bellwood, Illinois, General Obligation Bonds, Refunding Series 2004B, 5.000%, 12/01/17 – AGM Insured	11/17 at 100.00	A2	1,179,089

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
2,600	5.000%, 11/15/20	No Opt. Call	AA–	2,847,104
2,770	5.000%, 11/15/21	No Opt. Call	AA–	3,098,494
2,400	5.000%, 11/15/22	No Opt. Call	AA–	2,731,944

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A:
5,250	5.000%, 11/15/20	No Opt. Call	AA–	5,748,960
2,250	5.000%, 11/15/21	No Opt. Call	AA–	2,516,828

	Grundy and Will Counties Community Unit School District 1 Coal City, Illinois, General Obligation Bonds, Series 2008:
460	5.875%, 2/01/19	8/18 at 100.00	Aa3	478,773
625	5.875%, 2/01/22	8/18 at 100.00	Aa3	649,938
760	5.875%, 2/01/24	8/18 at 100.00	Aa3	790,256

	Grundy and Will Counties Community Unit School District 1 Coal City, Illinois, General Obligation Bonds, Series 2008:
1,090	5.875%, 2/01/19 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (4)	1,135,170
1,475	5.875%, 2/01/22 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (4)	1,536,124
1,785	5.875%, 2/01/24 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (4)	1,858,970

500	Huntley, Illinois, Special Tax Bonds, Special Service Area 10, Refunding Series 2017, 2.800%, 3/01/25 (WI/DD, Settling 10/18/17) – BAM Insured	No Opt. Call	AA	501,530

	Huntley, Illinois, Special Tax Bonds, Special Service Area 9, Refunding Series 2017:
875	2.400%, 3/01/23 (WI/DD, Settling 10/18/17) – BAM Insured	No Opt. Call	AA	877,555
925	2.600%, 3/01/24 (WI/DD, Settling 10/18/17) – BAM Insured	No Opt. Call	AA	927,831
1,025	3.000%, 3/01/26 (WI/DD, Settling 10/18/17) – BAM Insured	No Opt. Call	AA	1,030,043
1,055	3.150%, 3/01/27 (WI/DD, Settling 10/18/17) – BAM Insured	3/26 at 100.00	AA	1,058,323

1,515	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/18 – AGC Insured	No Opt. Call	Aa3	1,509,864

1,245	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/18 – AGM Insured (ETM)	No Opt. Call	Aa3 (4)	1,241,888

NUVEEN	99

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,035	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2014, 5.000%, 8/01/23	No Opt. Call	AA+	$1,217,512

3,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42	6/22 at 100.00	AA+	3,243,330

2,000	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2016, 5.000%, 3/01/30	3/26 at 100.00	AA–	2,334,880

13,685	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	BBB–	14,806,896

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
475	5.000%, 9/01/26	9/24 at 100.00	BBB–	530,509
1,205	5.000%, 9/01/27	9/24 at 100.00	BBB–	1,337,369
775	5.000%, 9/01/29	9/24 at 100.00	BBB–	851,392
2,450	5.000%, 9/01/34	9/24 at 100.00	BBB–	2,632,035
2,480	4.625%, 9/01/39	9/24 at 100.00	BBB–	2,538,925
7,015	5.000%, 9/01/42	9/24 at 100.00	BBB–	7,387,637

	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A:
1,200	6.000%, 2/01/25 (Pre-refunded 2/01/18) – AMBAC Insured	2/18 at 100.00	A (4)	1,220,328
1,280	6.000%, 2/01/26 (Pre-refunded 2/01/18) – AMBAC Insured	2/18 at 100.00	A (4)	1,301,683
500	6.000%, 2/01/28 (Pre-refunded 2/01/18) – AMBAC Insured	2/18 at 100.00	A (4)	508,470

1,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.500%, 2/01/23	2/19 at 100.00	Baa3	1,036,980

	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013:
1,390	5.000%, 5/15/23	5/22 at 100.00	Baa1	1,543,234
1,120	5.000%, 5/15/25	5/22 at 100.00	Baa1	1,228,685
1,175	5.000%, 5/15/26	5/22 at 100.00	Baa1	1,281,996

5,135	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016, 5.000%, 12/01/24	No Opt. Call	A3	5,991,877

	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Refunding Series 2016A:
2,370	5.000%, 7/01/33	7/26 at 100.00	A	2,674,095
3,170	5.000%, 7/01/34	7/26 at 100.00	A	3,563,904
5,000	5.000%, 7/01/35	7/26 at 100.00	A	5,605,200

15	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Series 2008A, 5.500%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	A (4)	15,507

4,265	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A, 7.000%, 11/15/29 (Pre-refunded 5/15/19)	5/19 at 100.00	A2 (4)	4,673,459

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A:
1,000	5.000%, 11/15/27	11/25 at 100.00	A	1,167,020
1,885	5.000%, 11/15/28	11/25 at 100.00	A	2,185,846
2,000	5.000%, 11/15/29	11/25 at 100.00	A	2,300,180

	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C:
2,200	3.625%, 2/15/32	2/27 at 100.00	BBB	2,193,818
10,000	3.750%, 2/15/34	2/27 at 100.00	BBB	9,951,200
33,975	4.000%, 2/15/41	2/27 at 100.00	BBB	34,613,390

4,000	Illinois Finance Authority, Revenue Bonds, Roosevelt University Project, Refunding Series 2009, 5.750%, 4/01/24	10/19 at 100.00	Ba1	4,253,560

100	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007:
$500	5.250%, 4/01/22	12/17 at 100.00	Ba2	$500,205
3,600	5.400%, 4/01/27	12/17 at 100.00	Ba2	3,600,432

2,030	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 6.750%, 11/01/24 (Pre-refunded 11/01/18)	11/18 at 100.00	Aaa	2,155,373

1,525	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.375%, 11/01/29 (Pre-refunded 5/01/19)	5/19 at 100.00	Aaa	1,653,207

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
2,215	5.000%, 8/15/35	8/25 at 100.00	Baa1	2,421,217
5,000	5.000%, 8/15/44	8/25 at 100.00	Baa1	5,313,950

5,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	5,535,350

	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Refunding Series 2017C:
650	5.000%, 3/01/32	3/27 at 100.00	A+	745,648
2,750	5.000%, 3/01/33	3/27 at 100.00	A+	3,135,440
1,650	5.000%, 3/01/34	3/27 at 100.00	A+	1,874,087
1,200	4.000%, 3/01/35	3/27 at 100.00	A+	1,228,392

1,870	Illinois Health Facilities Authority, Revenue Bonds, Advocate Healthcare Network, Series 2003A. Remarketing 07/21/16, 1.375%, 11/15/22	7/21 at 101.00	AA+	1,851,188

	Illinois State, General Obligation Bonds, February Series 2014:
4,000	5.000%, 2/01/23	No Opt. Call	BBB	4,369,040
3,155	5.000%, 2/01/24	No Opt. Call	BBB	3,464,222
4,630	5.000%, 2/01/25	2/24 at 100.00	BBB	5,065,590
4,675	5.000%, 2/01/26	2/24 at 100.00	BBB	5,112,346
6,000	5.000%, 2/01/27	2/24 at 100.00	BBB	6,536,220

12,200	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/26	No Opt. Call	BBB	13,480,268

	Illinois State, General Obligation Bonds, Refunding Series 2010:
1,865	5.000%, 1/01/18	No Opt. Call	BBB	1,880,125
6,040	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA	6,273,325
5,060	5.000%, 1/01/19	No Opt. Call	BBB	5,232,394

	Illinois State, General Obligation Bonds, Refunding Series 2012:
7,750	5.000%, 8/01/20	No Opt. Call	BBB	8,267,235
6,460	5.000%, 8/01/21	No Opt. Call	BBB	6,983,777
15,265	5.000%, 8/01/22	No Opt. Call	BBB	16,621,753
2,795	5.000%, 8/01/23	No Opt. Call	BBB	3,065,584
270	5.000%, 8/01/25	8/22 at 100.00	BBB	293,890

10,000	Illinois State, General Obligation Bonds, Series 2006A, 5.000%, 6/01/18	No Opt. Call	BBB	10,207,100

1,100	Illinois State, General Obligation Bonds, Series 2009A, 5.000%, 9/01/34	9/18 at 100.00	BBB	1,112,122

	Illinois State, General Obligation Bonds, Series 2012A:
7,840	4.000%, 1/01/20	No Opt. Call	BBB	8,103,110
12,160	4.000%, 1/01/22	No Opt. Call	BBB	12,696,378

	Illinois State, General Obligation Bonds, Series 2013:
4,200	5.500%, 7/01/25	7/23 at 100.00	BBB	4,706,226
2,760	5.500%, 7/01/26	7/23 at 100.00	BBB	3,091,145
1,000	5.500%, 7/01/27	7/23 at 100.00	BBB	1,112,200

NUVEEN	101

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
$1,765	5.000%, 12/01/21	No Opt. Call	AA–	$2,021,719
3,345	5.000%, 12/01/22	No Opt. Call	AA–	3,902,310
4,110	5.000%, 1/01/33	1/23 at 100.00	AA–	4,615,078

6,795	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2016A, 5.000%, 12/01/31	1/26 at 100.00	AA–	7,927,930

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014B:
11,000	5.000%, 1/01/36	1/24 at 100.00	AA–	12,548,800
6,000	5.000%, 1/01/37	1/24 at 100.00	AA–	6,829,920

11,560	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014D, 5.000%, 1/01/24	No Opt. Call	AA–	13,708,888

10,550	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B, 5.000%, 1/01/37	1/26 at 100.00	AA–	12,032,697

	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Series 2007A:
8,570	9.000%, 1/01/22 – AGM Insured	No Opt. Call	AA+	11,102,863
1,250	9.000%, 1/01/23 – AGM Insured	No Opt. Call	AA+	1,694,088
5,150	9.000%, 1/01/25 – AGM Insured	No Opt. Call	AA+	7,507,927

	Kendall County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007:
360	5.250%, 1/01/24 (Pre-refunded 1/01/18) – NPFG Insured	1/18 at 100.00	A (4)	363,982
2,910	5.250%, 1/01/24 (Pre-refunded 1/01/18) – NPFG Insured	1/18 at 100.00	A (4)	2,942,272

	Kendall, Kane, and Will Counties Community Unit School District 308 Oswego, Illinois, General Obligation Bonds, Refunding Series 2016:
5,000	5.000%, 2/01/34	2/26 at 100.00	AA	5,705,000
3,465	5.000%, 2/01/35	2/26 at 100.00	AA	3,942,650

	LaSalle and Bureau Counties High School District 120 LaSalle-Peru, Illinois, General Obligation Bonds, School Building Series 2017:
1,485	5.000%, 12/01/30 – BAM Insured	12/26 at 100.00	AA	1,745,514
1,065	5.000%, 12/01/31 – BAM Insured	12/26 at 100.00	AA	1,246,753
1,645	5.000%, 12/01/32 – BAM Insured	12/26 at 100.00	AA	1,915,635
1,725	5.000%, 12/01/33 – BAM Insured	12/26 at 100.00	AA	1,996,774
1,815	5.000%, 12/01/34 – BAM Insured	12/26 at 100.00	AA	2,091,533

2,100	Madison and Jersey Counties Community Unit School District 11, Alton, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/19 – AGM Insured	No Opt. Call	AA	2,012,241

1,500	Madison, Macoupin, Jersey, Calhoun, Morgan, Scott, and Greene Counties Community College District 536, Illinois, General Obligation Bonds, Lewis & Clark Community College, Refunding Series 2017A, 5.000%, 11/01/31 – AGM Insured	11/26 at 100.00	AA	1,733,190

	McCook, Cook County, Illinois, General Obligation Bonds, Series 2008:
500	5.000%, 12/01/26	12/18 at 100.00	A–	515,920
1,000	5.100%, 12/01/28	12/18 at 100.00	A–	1,032,990

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B:
3,750	5.000%, 12/15/28	6/22 at 100.00	BBB–	4,015,725
1,700	0.000%, 12/15/51	No Opt. Call	BBB–	239,377

25,375	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/29 – NPFG Insured	No Opt. Call	A	16,106,274

102	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,270	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2011., 0.000%, 12/01/24	No Opt. Call	A	$1,795,139

1,494	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/29 – AGM Insured	3/24 at 100.00	AA	1,663,659

	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012:
295	5.000%, 10/01/23	10/22 at 100.00	Baa1	332,456
325	5.000%, 10/01/24	10/22 at 100.00	Baa1	368,566

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
7,635	5.250%, 6/01/21	No Opt. Call	A	8,651,142
12,395	5.500%, 6/01/23	6/21 at 100.00	A	13,998,541

	Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood Grove Special Service Areas 1, 3 & 4, Refunding Series 2017:
1,285	3.700%, 3/01/29 – BAM Insured	3/27 at 100.00	AA	1,322,137
1,075	3.800%, 3/01/30 – BAM Insured	3/27 at 100.00	AA	1,103,799
1,400	4.000%, 3/01/33 – BAM Insured	3/27 at 100.00	AA	1,432,004

	Saint Clair County, Illinois, General Obligation Bonds, Refunding Alternate Revenue Source Series 2009:
360	4.500%, 10/01/20	10/19 at 100.00	AA	381,701
370	5.000%, 10/01/22	10/19 at 100.00	AA	395,204

	Saint Clair County, Illinois, General Obligation Bonds, Refunding Alternate Revenue Source Series 2009:
640	4.500%, 10/01/20 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	684,032
730	5.000%, 10/01/22 (Pre-refunded 10/01/19)	10/19 at 100.00	N/R (4)	787,451

	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013:
2,565	7.125%, 11/01/43 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (4)	3,388,647
2,415	7.625%, 11/01/48 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (4)	3,260,322

2,840	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Southwestern Illinois Flood District Council Project, Series 2016B, 4.000%, 10/15/40	10/25 at 100.00	A	2,898,760

1,000	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 5.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	1,006,550

	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
7,805	5.000%, 3/01/33	3/25 at 100.00	A	8,836,587
13,960	5.000%, 3/01/34 – AGM Insured	3/25 at 100.00	AA	15,785,270
10,990	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	12,241,321

	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012:
3,205	4.000%, 11/01/21	No Opt. Call	A+	3,511,302
2,830	4.000%, 11/01/22	No Opt. Call	A+	3,131,876

	Will and Kendall Counties Community Consolidated School District 202 Plainfield, Illinois, General Obligation Bonds, Series 2016C:
9,760	5.000%, 1/01/22	No Opt. Call	Aa2	11,085,213
3,355	5.000%, 1/01/23	No Opt. Call	Aa2	3,885,493
3,295	5.000%, 1/01/24	No Opt. Call	Aa2	3,873,437
4,215	5.000%, 1/01/25	No Opt. Call	Aa2	5,017,873

NUVEEN	103

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$5,675	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2013B, 0.000%, 1/01/30	No Opt. Call	Ba1	$2,802,088

3,870	Will County School District 86, Joliet, Illinois, General Obligation Bonds, Series 2002, 0.000%, 11/01/17 - AGM Insured	No Opt. Call	AA	3,866,556

13,255	Will County, Illinois, General Obligation Bonds, Alternate Revenue Source Series 2016, 5.000%, 11/15/41	11/25 at 100.00	AA+	15,164,383

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
535	6.250%, 6/01/24	6/18 at 100.00	AA	553,265
1,005	5.750%, 6/01/25	6/18 at 100.00	AA	1,035,823
335	5.750%, 6/01/26	6/18 at 100.00	AA	345,228

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
325	5.750%, 6/01/25 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (4)	335,501
85	5.750%, 6/01/26 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (4)	87,746

5,915	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, Limited Tax General Obligation Lease Certificates, Series 2011, 7.000%, 10/15/22	10/19 at 103.00	BBB+	6,422,211

	Winnebago-Boone Counties School District 205 Rockford, Illinois, General Obligation Bonds, Series 2013:
4,070	0.000%, 2/01/25	No Opt. Call	A+	3,282,455
3,855	0.000%, 2/01/26	No Opt. Call	A+	2,956,322
736,075	Total Illinois			785,781,244

	Indiana – 3.4%

710	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/17 (ETM)	9/17 at 100.00	BB (4)	710,163

540	Carmel Redevelopment Authority, Indiana, County Option Income Tax Lease Rental Revenue Bonds, Refunding Series 2014A, 4.000%, 1/01/18	No Opt. Call	AA	544,174

	Carmel Redevelopment Authority, Indiana, County Option Income Tax Lease Rental Revenue Bonds, Refunding Series 2014B:
500	4.000%, 1/01/18	No Opt. Call	AA	503,865
1,000	4.000%, 1/01/19	No Opt. Call	AA	1,036,560
435	5.000%, 1/01/20	No Opt. Call	AA	472,075
1,000	5.000%, 7/01/20	No Opt. Call	AA	1,102,390
500	5.000%, 1/01/21	No Opt. Call	AA	559,115

3,500	Indiana Finance Authority, Educational Facilities Revenue Bonds, University of Indianapolis Project, Series 2017, 5.000%, 10/01/43	4/27 at 100.00	BBB+	3,826,620

6,750	Indiana Finance Authority, Hospital Revenue Bonds, Deaconess Health System Obligated Group, Series 2016A, 5.000%, 3/01/44	9/26 at 100.00	A+	7,530,975

	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
1,130	3.500%, 10/01/26	10/23 at 100.00	BBB+	1,168,070
500	5.000%, 10/01/29	10/23 at 100.00	BBB+	562,920

4,000	Indiana Finance Authority, Lease Appropriation Bonds, Stadium Project, Refunding Series 2015A, 5.250%, 2/01/37	8/25 at 100.00	AA+	4,700,680

5,300	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.250%, 10/01/24 – AGM Insured	10/21 at 100.00	AA	6,095,424

104	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A:
$715	5.000%, 10/01/22	No Opt. Call	AA	$828,506
620	5.000%, 10/01/23	No Opt. Call	AA	731,681
625	5.000%, 10/01/24	No Opt. Call	AA	748,575
1,220	5.000%, 10/01/25	10/24 at 100.00	AA	1,455,289
1,710	5.000%, 10/01/26	10/24 at 100.00	AA	2,032,113

8,000	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project, First Lien Series 2014A, 2.950%, 10/01/22	7/22 at 100.00	A+	8,442,640

1,275	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health Subordinate Credit Group, Series 2005A-8, 1.250%, 11/01/27 (Mandatory put 5/01/20)	No Opt. Call	AA+	1,269,403

	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2013A:
2,750	5.250%, 1/01/33	7/23 at 100.00	A+	3,167,285
2,500	5.250%, 1/01/34	7/23 at 100.00	A+	2,873,550

2,800	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 7/01/21 – NPFG Insured	No Opt. Call	AA–	3,207,428

5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	AA–	5,924,050

	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2013A:
7,900	5.250%, 8/15/28	8/23 at 100.00	AA	9,237,233
10,000	5.250%, 8/15/29	8/23 at 100.00	AA	11,668,600

	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2017A:
12,190	5.000%, 8/15/26	No Opt. Call	AA	14,934,700
6,430	5.000%, 8/15/27	No Opt. Call	AA	7,962,655

	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
500	5.000%, 10/01/27	10/24 at 100.00	A	581,445
720	5.000%, 10/01/28	10/24 at 100.00	A	832,889
1,000	5.000%, 10/01/29	10/24 at 100.00	A	1,151,770
1,360	5.000%, 10/01/31	10/24 at 100.00	A	1,556,574
1,215	5.000%, 10/01/33	10/24 at 100.00	A	1,379,001

2,985	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured	No Opt. Call	A	3,165,921

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
1,675	5.000%, 4/01/21	No Opt. Call	Baa3	1,814,427
940	5.000%, 4/01/22	No Opt. Call	Baa3	1,032,618
2,015	5.000%, 4/01/24	4/22 at 100.00	Baa3	2,193,851

NUVEEN	105

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012:
$500	4.250%, 2/01/18	No Opt. Call	N/R	$502,625
500	4.250%, 8/01/18	No Opt. Call	N/R	506,305
500	4.500%, 2/01/19	No Opt. Call	N/R	511,100
500	4.500%, 8/01/19	No Opt. Call	N/R	514,810
500	4.750%, 2/01/20	No Opt. Call	N/R	521,000
500	4.750%, 8/01/20	No Opt. Call	N/R	524,715
250	4.750%, 2/01/21	No Opt. Call	N/R	263,478
500	4.750%, 8/01/21	No Opt. Call	N/R	529,775
500	5.000%, 2/01/22	No Opt. Call	N/R	536,305
500	5.000%, 8/01/22	2/22 at 100.00	N/R	534,640
500	5.000%, 8/01/23	2/22 at 100.00	N/R	530,670
500	5.000%, 2/01/24	2/22 at 100.00	N/R	528,530

960	Southwind Housing Inc., Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	11/17 at 100.00	N/R (4)	1,084,992

	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014:
1,040	5.000%, 2/01/25	8/24 at 100.00	A	1,231,755
1,000	5.000%, 2/01/26	8/24 at 100.00	A	1,188,830
1,805	5.000%, 2/01/27	8/24 at 100.00	A	2,131,940
1,750	5.000%, 2/01/29	8/24 at 100.00	A	2,044,350
2,700	5.000%, 2/01/31	8/24 at 100.00	A	3,131,001

19,905	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2015, 5.000%, 11/01/45 (Mandatory put 11/01/22) (Alternative Minimum Tax)	No Opt. Call	A1	22,706,828

20,625	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2016A, 5.000%, 3/01/46 (Mandatory put 3/01/23)	No Opt. Call	A1	23,621,606
157,545	Total Indiana			180,150,490

	Iowa – 1.7%

1,000	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.500%, 6/15/30 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	1,115,820

	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011:
1,015	5.250%, 6/15/25 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	1,125,797
2,000	5.250%, 6/15/26 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	2,218,320
3,135	5.250%, 6/15/27 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	3,477,217
2,000	5.375%, 6/15/28 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	2,224,980
2,035	5.500%, 6/15/29 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	2,270,694

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,830	5.000%, 1/01/23 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	AA (4)	2,054,468
1,890	5.000%, 1/01/24 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	AA (4)	2,121,827
1,520	5.000%, 1/01/25 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	AA (4)	1,706,443
1,000	5.000%, 1/01/26 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	AA (4)	1,122,660

10,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2013A, 5.250%, 2/15/44	2/23 at 100.00	AA–	11,015,400

	Iowa Finance Authority, Healthcare Revenue Bonds, Genesis Health System, Series 2013:
8,655	5.000%, 7/01/27	7/23 at 100.00	A1	9,907,898
6,820	5.000%, 7/01/28	7/23 at 100.00	A1	7,769,685

106	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
$6,445	5.000%, 12/01/19	No Opt. Call	B	$6,669,028
8,210	5.500%, 12/01/22	12/18 at 100.00	B	8,392,426
1,925	5.250%, 12/01/25	12/23 at 100.00	B	2,042,155

4,770	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26	6/18 at 105.00	B	5,055,007

1,250	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Refunding Series 2010, 5.500%, 9/01/25 (Pre-refunded 9/01/20)	9/20 at 100.00	N/R (4)	1,407,600

2,000	Iowa State, Special Obligation Bonds, Prison Infrastructure Fund, Refunding Series 2010, 4.500%, 6/15/22 (Pre-refunded 6/15/20)	6/20 at 100.00	AA (4)	2,183,460

	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
12,145	5.375%, 6/01/38	12/17 at 100.00	B+	12,144,150
2,315	5.500%, 6/01/42	12/17 at 100.00	B+	2,314,768
15	5.625%, 6/01/46	12/17 at 100.00	B+	15,000

1,940	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	12/17 at 100.00	B+	1,951,543
83,915	Total Iowa			90,306,346

	Kansas – 0.9%

14,655	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993A, 2.950%, 12/01/23	4/23 at 101.00	A	15,398,302

10,000	Burlington, Kansas, Environmental Improvement Revenue Bonds, Kansas City Power and Light Company Project, Refunding Series 1993B, 2.950%, 12/01/23	4/23 at 101.00	A	10,507,200

765	Johnson County Unified School District 512, Shawnee Mission, Kansas, General Obligation Bonds, Refunding Series 1996, 4.875%, 10/01/19	No Opt. Call	Aaa	794,430

2,200	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/23	11/19 at 100.00	AA	2,405,634

3,175	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009D, 5.000%, 11/15/29 (Pre-refunded 11/15/17)	11/17 at 100.00	AA (4)	3,191,859

1,850	Kansas Development Finance Authority, Revenue Bonds, Kansas State Projects, Series 2007K, 4.500%, 11/01/19 – NPFG Insured	11/17 at 100.00	Aa3	1,855,754

20	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-2, 6.700%, 6/01/29	No Opt. Call	Aaa	20,159

10,160	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2011A-IV, 5.000%, 11/15/29 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (4)	11,683,594

	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A:
1,915	5.000%, 9/01/21	No Opt. Call	A+	2,175,325
660	5.000%, 9/01/22	No Opt. Call	A+	764,782
1,505	5.000%, 9/01/23	No Opt. Call	A+	1,776,216
46,905	Total Kansas			50,573,255

	Kentucky – 1.5%

2,460	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.625%, 8/15/27	8/18 at 100.00	A	2,541,918

NUVEEN	107

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$1,795	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2015A, 4.500%, 6/01/46	6/25 at 100.00	BBB	$1,842,962

8,175	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA	8,322,313

20,700	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 83, Series 2004, 5.000%, 10/01/18 – AMBAC Insured	No Opt. Call	A1	21,520,962

7,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/28	6/21 at 100.00	A1	7,773,430

495	Logan/Todd Regional Water Commission, Kentucky, Revenue Bonds, Refunding Series 2016A, 2.500%, 7/01/30 – AGM Insured	7/26 at 100.00	AA	474,101

	Louisville Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Refunding Series 2014A:
1,320	5.000%, 7/01/26 (Alternative Minimum Tax)	7/24 at 100.00	A+	1,524,811
3,280	5.000%, 7/01/28 (Alternative Minimum Tax)	7/24 at 100.00	A+	3,746,154

3,760	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/35	6/22 at 100.00	BBB+	3,951,309

10,080	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/35 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (4)	11,712,658

1,135	Louisville-Jefferson County Metro Government, Kentucky, Revenue Bonds, Bellarmine University Inc. Project, Refunding & Improvement Series 2008A, 6.000%, 5/01/28	5/18 at 100.00	Baa3	1,160,594

2,105	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2005A, 2.200%, 2/01/35 (Mandatory put 8/01/19)	8/19 at 100.00	A1	2,133,586

	Murray, Kentucky, Hospital Facilities Revenue Bonds, Murray-Calloway County Public Hospital Corporation Project, Refunding Series 2016:
1,005	5.000%, 8/01/25	No Opt. Call	Baa3	1,134,585
1,060	5.000%, 8/01/26	No Opt. Call	Baa3	1,201,266
1,110	5.000%, 8/01/27	8/26 at 100.00	Baa3	1,248,328
1,165	5.000%, 8/01/28	8/26 at 100.00	Baa3	1,301,433
1,230	5.000%, 8/01/29	8/26 at 100.00	Baa3	1,365,718
2,935	5.000%, 8/01/37	8/26 at 100.00	Baa3	3,165,163

	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011:
1,255	6.000%, 3/01/22	3/21 at 100.00	A3	1,427,701
1,320	6.250%, 3/01/23	3/21 at 100.00	A3	1,506,556
1,300	6.250%, 3/01/24	3/21 at 100.00	A3	1,478,477
74,685	Total Kentucky			80,534,025

	Louisiana – 2.6%

5,035	De Soto Parrish, Louisiana, Pollution Control Revenue Bonds, Southwestern Electric Power Company Project, Refunding Series 2010, 1.600%, 1/01/19	No Opt. Call	A–	5,038,474

	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2014B:
970	5.000%, 2/01/23	No Opt. Call	AA	1,129,487
540	5.000%, 2/01/24	No Opt. Call	AA	638,739
800	5.000%, 2/01/25	No Opt. Call	AA	957,496

585	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.250%, 7/01/31	7/21 at 100.00	BB	624,751

108	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$475	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/24 (Pre-refunded 6/01/22) – AGM Insured	6/22 at 100.00	AA (4)	$553,104

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2016A:
17,435	5.000%, 6/01/25	No Opt. Call	A1	20,843,717
16,260	5.000%, 6/01/26	No Opt. Call	A1	19,549,561

245	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006-C1, 5.875%, 6/01/23 (Pre-refunded 6/01/18)	6/18 at 100.00	AA (4)	253,154

5	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006C-3, 6.125%, 6/01/25 (Pre-refunded 6/01/18) – AGC Insured	6/18 at 100.00	AA (4)	5,175

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A:
2,280	5.000%, 2/01/28	2/24 at 100.00	AA–	2,657,796
2,850	5.000%, 2/01/29	2/24 at 100.00	AA–	3,307,767
2,000	5.000%, 2/01/30	2/24 at 100.00	AA–	2,311,120

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
2,000	6.750%, 12/15/37 (8)	12/17 at 100.00	N/R	1,299,800
320	6.000%, 12/15/37 (8)	12/17 at 100.00	N/R	207,968

30	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/17 (8)	No Opt. Call	N/R	19,497

1,000	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Refunding Series 2017, 5.000%, 7/01/37	7/27 at 100.00	A–	1,105,590

2,210	Louisiana Public Facilities Authority, Revenue Bonds, Entergy Louisiana, LLC Project, Refunding Series 2016A, 3.375%, 9/01/28	3/21 at 100.00	A	2,246,531

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2016:
1,030	5.000%, 5/15/30	5/26 at 100.00	A3	1,198,426
2,965	5.000%, 5/15/32	5/26 at 100.00	A3	3,390,922
3,660	5.000%, 5/15/33	5/26 at 100.00	A3	4,153,112

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2016:
15	5.000%, 5/15/30 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (4)	18,656
30	5.000%, 5/15/32 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (4)	37,313
40	5.000%, 5/15/33 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (4)	49,750

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017:
1,250	5.000%, 5/15/28	5/27 at 100.00	A3	1,484,588
1,000	5.000%, 5/15/29	5/27 at 100.00	A3	1,178,770
1,155	5.000%, 5/15/30	5/27 at 100.00	A3	1,353,383
1,750	5.000%, 5/15/31	5/27 at 100.00	A3	2,037,560

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
1,050	5.000%, 7/01/22	No Opt. Call	AA–	1,213,096
2,750	5.000%, 7/01/29	7/23 at 100.00	AA–	3,164,067
5,000	5.000%, 7/01/31	7/23 at 100.00	AA–	5,720,800
3,835	5.000%, 7/01/32	7/23 at 100.00	AA–	4,372,322

NUVEEN	109

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Louisiana State, Unclaimed Property Special Revenue Bonds, Interstate 49 North Project, Series 2013:
$1,165	5.000%, 9/01/29	9/23 at 100.00	A+	$1,311,837
5,070	5.000%, 9/01/31	9/23 at 100.00	A+	5,665,877
4,000	5.000%, 9/01/32	9/23 at 100.00	A+	4,454,000

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012:
4,140	5.000%, 12/01/19	No Opt. Call	AA–	4,468,799
3,940	5.000%, 12/01/20	No Opt. Call	AA–	4,374,385
5,400	5.000%, 12/01/21	No Opt. Call	AA–	6,148,548

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015:
1,000	5.000%, 12/01/22	No Opt. Call	AA–	1,158,490
870	5.000%, 12/01/23	No Opt. Call	AA–	1,021,319
1,020	5.000%, 12/01/24	No Opt. Call	AA–	1,213,841
470	5.000%, 12/01/25	No Opt. Call	AA–	563,060
730	5.000%, 12/01/27	12/25 at 100.00	AA–	861,648

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
1,200	5.000%, 6/01/20	No Opt. Call	A	1,313,616
100	5.000%, 6/01/24	No Opt. Call	A	118,249
500	5.000%, 6/01/25	6/24 at 100.00	A	585,250
500	5.000%, 6/01/26	6/24 at 100.00	A	579,645
525	5.000%, 6/01/27	6/24 at 100.00	A	603,939
330	5.000%, 6/01/28	6/24 at 100.00	A	377,240
570	5.000%, 6/01/29	6/24 at 100.00	A	649,355

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015:
385	5.000%, 6/01/30	6/25 at 100.00	A	445,957
775	5.000%, 6/01/32	6/25 at 100.00	A	890,219
1,000	5.000%, 6/01/33	6/25 at 100.00	A	1,144,220
650	5.000%, 6/01/35	6/25 at 100.00	A	739,434

500	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Refunding Series 2013B, 5.000%, 4/01/30 (Alternative Minimum Tax)	4/23 at 100.00	A–	547,945

6,585	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	6,964,691
121,995	Total Louisiana			138,324,056

	Maine – 0.3%

1,100	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	BBB	1,133,726

	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A:
4,185	4.000%, 7/01/41	7/26 at 100.00	BBB	3,724,190
5,555	4.000%, 7/01/46	7/26 at 100.00	BBB	4,826,517

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
1,000	6.750%, 7/01/36	7/21 at 100.00	BB	1,095,660
3,850	6.750%, 7/01/41	7/21 at 100.00	BB	4,197,270

630	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2007B, 4.125%, 7/01/18 – FGIC Insured	1/18 at 100.00	AA	634,807

110	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2007B, 4.125%, 7/01/18 (Pre-refunded 1/01/18) – FGIC Insured	1/18 at 100.00	A1 (4)	110,889

110	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maine (continued)

	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013:
$500	4.000%, 7/01/18	No Opt. Call	BBB+	$510,680
225	4.000%, 7/01/20	No Opt. Call	BBB+	240,440
290	5.000%, 7/01/22	No Opt. Call	BBB+	332,468
17,445	Total Maine			16,806,647

	Maryland – 0.9%

	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2016:
1,235	3.250%, 1/01/31	1/26 at 100.00	N/R	1,205,002
3,365	5.000%, 1/01/37	1/26 at 100.00	N/R	3,739,323

	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
1,160	5.000%, 9/01/26	No Opt. Call	BBB–	1,379,704
1,760	5.000%, 9/01/27	No Opt. Call	BBB–	2,110,240
2,655	5.000%, 9/01/29	9/27 at 100.00	BBB–	3,135,183

	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2013A:
500	5.000%, 7/01/21	No Opt. Call	AA	569,165
1,000	5.000%, 7/01/26	1/24 at 100.00	AA	1,181,040
1,715	5.000%, 7/01/27	1/24 at 100.00	AA	2,018,298

250	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	267,550

	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016:
520	5.000%, 6/01/27 – AGM Insured	6/26 at 100.00	AA	628,820
1,000	5.000%, 6/01/28 – AGM Insured	6/26 at 100.00	AA	1,198,180
1,000	5.000%, 6/01/29 – AGM Insured	6/26 at 100.00	AA	1,188,230
895	5.000%, 6/01/30 – AGM Insured	6/26 at 100.00	AA	1,055,393
1,870	5.000%, 6/01/35 – AGM Insured	6/26 at 100.00	AA	2,159,831

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2016A:
750	5.000%, 7/01/32	7/26 at 100.00	BBB	841,380
2,250	5.000%, 7/01/33	7/26 at 100.00	BBB	2,513,295
1,650	5.000%, 7/01/34	7/26 at 100.00	BBB	1,835,180
2,000	5.000%, 7/01/35	7/26 at 100.00	BBB	2,218,080
1,570	5.000%, 7/01/36	7/26 at 100.00	BBB	1,733,735

1,260	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.250%, 7/01/24	7/19 at 100.00	A2	1,337,011

740	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2010, 5.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	795,123

7,825	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014, 5.250%, 7/01/25	7/24 at 100.00	BBB	9,256,271

2,475	Maryland State, General Obligation Bonds, State & Local Facilities Loan, First Series 2011A, 5.000%, 3/15/19	No Opt. Call	AAA	2,619,639

2,155	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 45 Series 2017C-3, 2.500%, 11/01/24 (WI/DD, Settling 11/01/17)	5/20 at 100.00	BB	2,160,043

1,480	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 70 Series 2017C-2, 3.000%, 11/01/25 (WI/DD, Settling 11/01/17)	5/20 at 100.00	BB	1,485,683

NUVEEN	111

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

$980	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 85 Series 2017C-1, 3.500%, 11/01/26 (WI/DD, Settling 11/01/17)	5/20 at 100.00	BB	$983,734
44,060	Total Maryland			49,615,133

	Massachusetts – 0.6%

1,685	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 – FGIC Insured	No Opt. Call	Aa1	1,868,025

10,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Refunding Senior Lien Series 2004B, 5.250%, 7/01/20	No Opt. Call	AA	11,120,300

	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A:
835	5.000%, 7/01/26	7/24 at 100.00	BBB–	917,381
680	5.000%, 7/01/27	7/24 at 100.00	BBB–	743,648
925	5.000%, 7/01/28	7/24 at 100.00	BBB–	1,006,918
960	5.000%, 7/01/29	7/24 at 100.00	BBB–	1,039,920

2,500	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.650%, 10/15/28	10/17 at 100.00	N/R	2,504,175

1,530	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Series 2016E, 3.375%, 7/01/36	7/26 at 100.00	BBB	1,408,426

	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007:
360	5.000%, 10/01/17	No Opt. Call	N/R	360,061
515	5.000%, 10/01/18	10/17 at 100.00	N/R	515,968
450	5.250%, 10/01/37	10/17 at 100.00	N/R	450,207

	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University, Series 2010:
915	4.500%, 7/01/21	7/20 at 100.00	Baa2	971,190
1,765	4.500%, 7/01/22	7/20 at 100.00	Baa2	1,866,611
1,705	4.625%, 7/01/23	7/20 at 100.00	Baa2	1,813,745

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010:
500	5.125%, 10/15/22 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (4)	541,645
2,595	5.500%, 10/15/26 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (4)	2,830,782

1,080	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University, Refunding Series 2009A, 6.000%, 7/01/24	7/19 at 100.00	BBB	1,167,210

1,940	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University, Refunding Series 2009A, 6.000%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	2,107,635

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
50	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	12/17 at 100.00	N/R	50,191
1,465	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/18 at 100.00	N/R	1,478,507
32,455	Total Massachusetts			34,762,545

	Michigan – 1.7%

790	Algonac Community Schools, Saint Clair County, Michigan, General Obligation Bonds, School Building & Site Series 2008-I, 4.000%, 5/01/19 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	Aa1 (4)	804,094

112	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996B:
$3,050	0.000%, 7/01/22	No Opt. Call	BB	$2,430,697
2,650	0.000%, 7/01/23	No Opt. Call	BB	1,990,998
2,880	0.000%, 7/01/24	No Opt. Call	BB	2,022,250

2,675	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2003A, 5.000%, 5/15/20 – AGM Insured	5/18 at 100.00	AA	2,742,758

355	Marquette, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A, 5.000%, 7/01/30	7/26 at 100.00	A	414,810

4,850	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C, 5.000%, 7/01/34	7/25 at 100.00	A–	5,402,851

3,540	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/23	11/19 at 100.00	AA+	3,806,597

1,850	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/18 – AMBAC Insured	12/17 at 100.00	N/R	1,853,441

5,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A, 5.000%, 10/15/28	10/21 at 100.00	Aa2	5,634,650

5,425	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-II-A, 5.000%, 10/15/28	10/21 at 100.00	Aa2	6,113,595

1,600	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/23	11/19 at 100.00	AA+	1,723,024

4,750	Romulus Community Schools, Wayne County, Michigan, General Obligation Bonds, Refunding Series 2013, 5.000%, 5/01/22	No Opt. Call	Aa1	5,394,195

	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D:
1,000	5.000%, 9/01/26	3/24 at 100.00	A1	1,158,600
2,000	5.000%, 9/01/27	3/24 at 100.00	A1	2,303,020
2,555	5.000%, 9/01/28	3/24 at 100.00	A1	2,919,241
3,770	5.000%, 9/01/29	3/24 at 100.00	A1	4,289,167
5,000	5.000%, 9/01/30	3/24 at 100.00	A1	5,663,300
2,270	5.000%, 9/01/31	3/24 at 100.00	A1	2,561,627

	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011:
4,885	5.000%, 5/01/20	No Opt. Call	Aa1	5,341,015
4,845	5.000%, 5/01/21	11/20 at 100.00	Aa1	5,383,909
3,845	5.000%, 5/01/22	11/20 at 100.00	Aa1	4,258,645

	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Refunding Series 2015F:
3,750	5.000%, 12/01/32 (Alternative Minimum Tax)	12/25 at 100.00	A	4,295,700
5,295	5.000%, 12/01/33 (Alternative Minimum Tax)	12/25 at 100.00	A	6,032,541
5,000	5.000%, 12/01/34 (Alternative Minimum Tax)	12/25 at 100.00	A	5,669,400

1,300	Western Michigan University, General Revenue Bonds, Refunding Series 2008, 5.000%, 11/15/23 (Pre-refunded 5/15/18) – AGM Insured	5/18 at 100.00	AA (4)	1,333,072
84,930	Total Michigan			91,543,197

	Minnesota – 0.4%

1,710	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A, 5.000%, 2/01/27	2/20 at 100.00	AA+	1,854,085

NUVEEN	113

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$500	Center City, Minnesota, Health Care Facilities Revenue Bonds, Hazelden Betty Ford Foundation Project, Series 2014, 5.000%, 11/01/29	11/24 at 100.00	Baa1	$565,460

2,155	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.375%, 11/15/23 (Pre-refunded 11/15/18)	11/18 at 100.00	A+ (4)	2,285,744

2,650	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 5.000%, 8/01/18 (ETM)	No Opt. Call	N/R (4)	2,739,305

1,270	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 4.250%, 8/01/20 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (4)	1,304,430

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A:
2,580	5.000%, 1/01/25	1/24 at 100.00	A+	3,047,883
2,005	5.000%, 1/01/32	1/24 at 100.00	A+	2,313,610

425	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 4.000%, 1/01/28	1/23 at 100.00	A–	457,504

650	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Olmsted Medical Center Project, Series 2013, 5.000%, 7/01/33	7/23 at 100.00	A	726,603

	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B:
2,060	5.000%, 5/01/23	No Opt. Call	A1	2,422,210
1,510	5.000%, 5/01/24	No Opt. Call	A1	1,807,228

490	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.000%, 11/15/24	11/19 at 100.00	AA–	529,078

520	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009A-1, 5.000%, 11/15/24 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (4)	563,363

385	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	12/17 at 100.00	N/R	385,678
18,910	Total Minnesota			21,002,181

	Mississippi – 0.8%

5,370	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/17 at 100.00	BBB+	5,419,511

10,000	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company Project, First Series 2010, 1.625%, 12/01/40 (Mandatory put 1/12/18)	No Opt. Call	BBB+	10,011,600

15,000	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2016A, 5.000%, 9/01/46	9/26 at 100.00	BBB+	16,386,450

8,860	Mississippi State, General Obligation Bonds, Series 2013B, 5.000%, 12/01/28 (Pre-refunded 12/01/23)	12/23 at 100.00	AA (4)	10,657,162
39,230	Total Mississippi			42,474,723

	Missouri – 0.9%

1,515	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	BBB–	1,750,461

	Great Rivers Greenway Metropolitan Park & Recreation District, Missouri, Sales Tax Appropriation Bonds, Gateway Arch Project, Series 2014:
1,100	3.000%, 12/30/24	12/23 at 100.00	A+	1,170,356
2,000	4.125%, 12/30/33	12/23 at 100.00	A+	2,144,440

114	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,000	Grundy County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Wright Memorial Hospital, Series 2009, 5.600%, 9/01/21	9/19 at 100.00	BBB–	$1,060,700

505	Kansas City, Missouri, Special Obligation Bonds, East Village Project, Series 2008B, 5.000%, 4/15/22 (Pre-refunded 4/15/18) – AGC Insured	4/18 at 100.00	AA (4)	516,297

2,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Crackerneck Creek Project, Series 2008B, 5.125%, 3/01/22 (Pre-refunded 3/01/18)	3/18 at 100.00	A– (4)	2,035,720

1,400	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33	5/23 at 100.00	BBB+	1,542,002

220	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2015B, 4.000%, 5/01/32	11/23 at 100.00	BBB	225,738

1,390	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2014, 4.250%, 10/01/32	10/23 at 100.00	A–	1,476,194

430	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 4.400%, 2/01/19	No Opt. Call	BBB	447,015

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Iatan 2 Project, Refunding Series 2014A:
1,320	5.000%, 1/01/25	1/24 at 100.00	A2	1,558,537
2,525	5.000%, 1/01/26	1/24 at 100.00	A2	2,968,264
1,000	5.000%, 1/01/32	1/24 at 100.00	A2	1,150,150

4,150	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A, 5.000%, 1/01/23	No Opt. Call	A	4,799,433

17,305	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A	18,565,150

7,370	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 2012, 5.000%, 6/01/18	No Opt. Call	BBB–	7,535,530

385	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.100%, 11/01/19	11/17 at 100.00	N/R	385,366

1,195	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	BBB–	1,371,047
46,810	Total Missouri			50,702,400

	Montana – 0.6%

28,165	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2016, 2.000%, 8/01/23	No Opt. Call	A2	27,912,360

2,500	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Composite Deal Series 2010B, 5.000%, 1/01/24	1/20 at 100.00	AA–	2,697,925
30,665	Total Montana			30,610,285

	Nebraska – 0.8%

1,130	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.125%, 1/01/23	1/20 at 100.00	AA	1,198,715

9,350	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/44	5/24 at 100.00	BBB+	9,990,194

655	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2008, 5.750%, 11/01/28 (Pre-refunded 11/01/18)	11/18 at 100.00	A– (4)	689,243

NUVEEN	115

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska (continued)

$665	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012, 4.000%, 6/15/23	6/22 at 100.00	AA–	$734,911

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2015:
890	5.000%, 12/15/21	No Opt. Call	AA–	1,021,551
370	5.000%, 12/15/22	No Opt. Call	AA–	431,949

	Lancaster County Hospital Authority 1, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010:
735	4.750%, 1/01/19	No Opt. Call	AA	767,031
1,000	5.125%, 1/01/23	1/20 at 100.00	AA	1,079,150

5,910	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/32	11/21 at 100.00	A–	6,427,952

	Nebraska Public Power District, General Revenue Bonds, Series 2012A:
1,465	5.000%, 1/01/23	1/22 at 100.00	A+	1,676,238
1,500	5.000%, 1/01/24	1/22 at 100.00	A+	1,715,625
950	5.000%, 1/01/25	1/22 at 100.00	A+	1,085,717

645	Papillion-LaVista School District 27, Sarpy County, Nebraska, General Obligation Bonds, Series 2014, 5.000%, 12/01/22	No Opt. Call	Aa2	756,224

8,000	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/32	7/26 at 100.00	A2	9,303,920

	Scotts Bluff County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Regional West Medical Center Project, Refunding & Improvement Series 2016A:
3,660	5.250%, 2/01/28	2/27 at 100.00	N/R	4,130,237
1,355	5.250%, 2/01/29	2/27 at 100.00	N/R	1,521,191
38,280	Total Nebraska			42,529,848

	Nevada – 2.3%

3,230	Clark County School District, Nevada, General Obligation Bonds, Series 2008A, 5.000%, 6/15/24 (Pre-refunded 6/15/18)	6/18 at 100.00	AA– (4)	3,322,410

	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
2,000	5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	A+	2,303,740
1,025	5.000%, 7/01/23 (Alternative Minimum Tax)	1/23 at 100.00	A+	1,189,882
1,905	5.000%, 7/01/24 (Alternative Minimum Tax)	1/23 at 100.00	A+	2,201,075

21,050	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	23,224,254

25,495	Clark County, Nevada, General Obligation Bonds, Limited Tax Bond Bank Additionally Secured by SNWA/Southern Nevada Water Authority Pledged Revenues, Series 2008, 5.000%, 6/01/38 (Pre-refunded 6/01/18)	6/18 at 100.00	AA+ (4)	26,210,645

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,750	4.000%, 9/01/32	9/26 at 100.00	N/R	1,727,670
2,275	4.000%, 9/01/35	9/26 at 100.00	N/R	2,193,305

	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C:
1,550	5.000%, 6/01/23	6/21 at 100.00	Aa1	1,751,887
1,000	5.000%, 6/01/24	6/21 at 100.00	Aa1	1,129,490
12,450	5.000%, 6/01/25	6/21 at 100.00	Aa1	14,052,564

116	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B:
$2,125	5.000%, 6/01/24	6/22 at 100.00	Aa1	$2,469,696
1,545	5.000%, 6/01/25	6/22 at 100.00	Aa1	1,792,772
2,000	5.000%, 6/01/26	6/22 at 100.00	Aa1	2,319,100

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013:
90	4.000%, 6/01/19	No Opt. Call	N/R	91,623
50	4.000%, 6/01/20	No Opt. Call	N/R	51,434
365	5.000%, 6/01/22	No Opt. Call	N/R	391,010

4,685	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2012B, 5.000%, 8/01/22	No Opt. Call	AA+	5,464,209

11,150	Nevada State, General Obligation Bonds, Capital Improvement & Cultural Affairs, Refunding Series 2013D-1, 5.000%, 3/01/22	No Opt. Call	AA+	12,875,908

3,100	Nevada State, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/18	No Opt. Call	AAA	3,246,599

7,010	Washoe County, Nevada, Gas and Water Facilities Revenue Bonds, Sierra Pacific Power Company, Refunding Series 2016B, 3.000%, 3/01/36 (Mandatory put 6/01/22)	No Opt. Call	A+	7,360,079

	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011:
3,265	5.000%, 7/01/22	7/21 at 100.00	AA	3,683,312
4,710	5.000%, 7/01/23	7/21 at 100.00	AA	5,331,814

1,510	Washoe County, Nevada, Highway Revenue, Motor Vehicle Fuel Tax Bonds, Series 2013, 5.000%, 2/01/43	2/19 at 100.00	A+	1,578,916
115,335	Total Nevada			125,963,394

	New Hampshire – 0.1%

895	Business Finance Authority of the State of New Hampshire, Water Facility Revenue Bonds, Pennichuck Water Works, Inc. Project ,Series 2015A, 4.250%, 1/01/36 (Alternative Minimum Tax)	1/26 at 100.00	A+	921,984

5,725	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Refunding Series 2009, 5.250%, 6/01/39 (Pre-refunded 6/01/19)	6/19 at 100.00	AA+ (4)	6,129,872

1,840	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Series 2016, 5.000%, 10/01/38	10/26 at 100.00	Baa1	2,029,189

1,245	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Southern New Hampshire Medical Center, Series 2016, 3.500%, 10/01/34	10/26 at 100.00	A–	1,246,905
9,705	Total New Hampshire			10,327,950

	New Jersey – 5.8%

	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
2,500	5.000%, 2/15/30	2/24 at 100.00	BBB+	2,799,575
1,045	5.000%, 2/15/34	2/24 at 100.00	BBB+	1,149,542

8,535	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)	No Opt. Call	BBB–	9,341,558

NUVEEN	117

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
$5,155	5.000%, 6/15/19	No Opt. Call	BBB+	$5,423,782
5,905	5.000%, 6/15/20	No Opt. Call	BBB+	6,361,988
13,995	5.000%, 6/15/21	No Opt. Call	BBB+	15,391,281
2,465	5.000%, 6/15/22	No Opt. Call	BBB+	2,752,197
1,100	5.000%, 6/15/22	No Opt. Call	AA	1,239,953
7,180	5.000%, 6/15/23	6/22 at 100.00	BBB+	7,952,640
2,965	5.000%, 6/15/24	6/22 at 100.00	BBB+	3,266,926
7,615	5.000%, 6/15/25	6/22 at 100.00	BBB+	8,337,511
4,950	5.000%, 6/15/26	6/22 at 100.00	BBB+	5,387,085
925	4.250%, 6/15/27	6/22 at 100.00	BBB+	958,476
4,625	5.000%, 6/15/28	6/22 at 100.00	BBB+	4,988,062

	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013:
1,350	5.000%, 1/01/28 (Alternative Minimum Tax)	1/24 at 100.00	BBB	1,495,584
2,215	5.000%, 1/01/31 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	2,471,209

7,985	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.375%, 7/01/30	7/27 at 100.00	BBB+	7,786,253

25,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2015XX, 5.000%, 6/15/27	6/25 at 100.00	A–	27,808,000

375	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2016C, 3.000%, 7/01/41	7/26 at 100.00	A–	345,368

4,125	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Inspira Health Obligated Group Issue, Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	A2	4,687,196

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Refunding Series 2016:
1,000	5.000%, 7/01/35	7/26 at 100.00	BBB–	1,105,080
5,925	5.000%, 7/01/41	7/26 at 100.00	BBB–	6,459,198

	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2017-1A:
4,330	3.500%, 12/01/29 (Alternative Minimum Tax)	12/26 at 100.00	Aaa	4,295,317
11,705	3.750%, 12/01/31 (Alternative Minimum Tax)	12/26 at 100.00	Aaa	11,785,647
11,975	4.000%, 12/01/32 (Alternative Minimum Tax)	12/26 at 100.00	Aaa	12,279,883
5,000	3.750%, 12/01/33 (Alternative Minimum Tax)	12/26 at 100.00	Aaa	4,969,800

20,000	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-2, 5.000%, 6/15/30	6/18 at 100.00	A+	20,454,000

1,440	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/31 – FGIC Insured	No Opt. Call	A	823,651

10,630	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A–	11,958,325

3,695	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.500%, 6/15/31	6/21 at 100.00	A–	4,052,380

14,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA, 5.000%, 6/15/22	No Opt. Call	A–	15,537,060

20,200	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013A, 5.000%, 6/15/20	No Opt. Call	A–	21,814,586

118	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
$1,810	5.250%, 6/15/33	6/25 at 100.00	A–	$1,997,896
1,850	5.250%, 6/15/34	6/25 at 100.00	A–	2,034,944

5,615	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	6,089,468

	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding Series 2012Q:
4,505	3.000%, 1/01/20	No Opt. Call	Baa1	4,602,804
2,950	3.000%, 1/01/21	No Opt. Call	Baa1	3,019,030

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
5,925	4.500%, 6/01/23	12/17 at 100.00	BBB+	5,930,629
3,430	4.625%, 6/01/26	12/17 at 100.00	BBB	3,433,258
20,705	5.000%, 6/01/29	12/17 at 100.00	BBB–	20,706,035
11,300	4.750%, 6/01/34	12/17 at 100.00	BB–	11,045,976
18,570	5.000%, 6/01/41	12/17 at 100.00	B	18,157,746
296,570	Total New Jersey			312,496,899

	New Mexico – 0.2%

14,850	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	A1	15,794,460

	New York – 5.0%

4,060	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	4,523,043

	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Refunding Series 2014:
300	5.000%, 1/01/24	No Opt. Call	A+	358,704
500	5.000%, 1/01/25	No Opt. Call	A+	606,465

5,130	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.000%, 7/01/24	7/19 at 100.00	Baa2	5,440,314

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
1,900	5.000%, 12/01/25	No Opt. Call	Baa3	2,175,234
1,400	5.000%, 12/01/27	6/27 at 100.00	Baa3	1,607,928
1,300	5.000%, 12/01/29	6/27 at 100.00	Baa3	1,467,297
1,500	5.000%, 12/01/32	6/27 at 100.00	Baa3	1,668,870

7,050	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.500%, 7/01/20 – FGIC Insured	No Opt. Call	AA	7,887,469

6,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A, 5.000%, 2/15/21	No Opt. Call	AAA	7,495,526

	Dormitory Authority of the State of New York, State University Educational Facilities Revenue Bonds, Third General Resolution, Series 2012A:
10,045	5.000%, 5/15/24	5/22 at 100.00	AA	11,615,134
9,285	5.000%, 5/15/25	5/22 at 100.00	AA	10,727,332

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
110	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	101,089
1,055	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	943,455

NUVEEN	119

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$5,400	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/34	9/24 at 100.00	A–	$6,182,946

200	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 4/01/19 (ETM)	No Opt. Call	A– (4)	212,048

415	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 6.250%, 4/01/33 (Pre-refunded 4/01/19)	4/19 at 100.00	A– (4)	447,802

	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A:
135	5.250%, 4/01/20	4/19 at 100.00	A–	142,941
545	5.250%, 4/01/21	4/19 at 100.00	A–	576,550
1,745	5.500%, 4/01/22	4/19 at 100.00	A–	1,850,346
260	5.000%, 4/01/23	4/19 at 100.00	A–	272,771

90	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.250%, 4/01/20 (Pre-refunded 4/01/19)	4/19 at 100.00	N/R (4)	95,772

1,235	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	A–	1,421,596

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
655	5.000%, 7/01/30	7/24 at 100.00	A–	742,469
2,455	5.000%, 7/01/32	7/24 at 100.00	A–	2,759,518

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
1,500	5.000%, 7/01/28	7/24 at 100.00	A–	1,717,170
1,000	5.000%, 7/01/29	7/24 at 100.00	A–	1,138,480

10,000	New York City, New York, General Obligation Bonds, Fiscal 2003 Series C-A. RMKT, 5.000%, 8/01/19	No Opt. Call	AA	10,720,200

20,000	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/20	No Opt. Call	AA	22,152,200

15,440	New York City, New York, General Obligation Bonds, Fiscal 2016 Series C, 5.000%, 8/01/19	No Opt. Call	AA	16,551,989

6,995	New York City, New York, General Obligation Bonds, Fiscal 2018 Series A, 5.000%, 8/01/19	No Opt. Call	AA	7,498,780

50	New York City, New York, General Obligation Bonds, Fiscal Series 2007C-1, 5.000%, 10/01/18	10/17 at 100.00	AA	50,173

27,690	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	29,368,014

	New York Transportation Development Corporation, New York, Special Facility Revenue Refunding Bonds, Terminal One Group Association, L.P. Project, Series 2015:
2,005	5.000%, 1/01/22 (Alternative Minimum Tax)	No Opt. Call	A–	2,264,888
2,065	5.000%, 1/01/23 (Alternative Minimum Tax)	No Opt. Call	A–	2,358,127

	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
1,390	5.000%, 7/01/30 (Alternative Minimum Tax)	7/24 at 100.00	BBB	1,566,030
2,045	4.000%, 7/01/32 (Alternative Minimum Tax)	7/24 at 100.00	BBB	2,142,342
8,075	4.000%, 7/01/33 (Alternative Minimum Tax)	7/24 at 100.00	BBB	8,431,350
7,315	5.000%, 7/01/34 (Alternative Minimum Tax)	7/24 at 100.00	BBB	8,062,154
6,260	4.000%, 7/01/35 – AGM Insured (Alternative Minimum Tax)	7/24 at 100.00	AA	6,530,870
10,050	5.000%, 7/01/41 (Alternative Minimum Tax)	7/24 at 100.00	BBB	11,102,134
2,045	4.000%, 7/01/41 (Alternative Minimum Tax)	7/24 at 100.00	BBB	2,063,610
27,480	5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	30,248,335

120	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$1,000	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2014A, 5.125%, 7/01/31 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	$1,070,500

10,025	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/25	12/23 at 100.00	AA–	11,988,396

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	Baa1	887,824

	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
2,435	5.000%, 7/01/28	7/24 at 100.00	A–	2,787,539
2,695	5.000%, 7/01/29	7/24 at 100.00	A–	3,068,204
4,200	5.000%, 7/01/30	7/24 at 100.00	A–	4,760,868
2,100	5.000%, 7/01/31	7/24 at 100.00	A–	2,370,081
1,335	5.000%, 7/01/32	7/24 at 100.00	A–	1,500,593
3,080	5.000%, 7/01/33	7/24 at 100.00	A–	3,448,029
242,505	Total New York			267,171,499

	North Carolina – 0.8%

610	North Carolina Capital Facilities Finance Agency, Revenue Bonds, The Methodist University, Series 2012, 3.750%, 3/01/24	3/22 at 100.00	BBB	647,253

795	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 5.250%, 6/01/20	6/18 at 100.00	BBB+	815,185

105	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 5.250%, 6/01/20 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (4)	108,073

1,700	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 2008A, 5.250%, 1/01/22 (Pre-refunded 1/01/18) – AGC Insured	1/18 at 100.00	AAA	1,718,938

2,055	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2009A, 5.500%, 1/01/26 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	2,171,128

	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012B:
5,020	5.000%, 1/01/20 (ETM)	No Opt. Call	AAA	5,458,397
10,040	5.000%, 1/01/21 (ETM)	No Opt. Call	AAA	11,288,675

3,570	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/26 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	3,748,607

1,430	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/26	1/19 at 100.00	A	1,498,039

11,600	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2015C, 5.000%, 1/01/29	1/26 at 100.00	A	13,807,828

200	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014, 4.000%, 4/01/19	No Opt. Call	Aa3	208,806
37,125	Total North Carolina			41,470,929

NUVEEN	121

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota – 0.4%

	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
$120	5.000%, 7/01/23 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	$136,267
1,240	5.000%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,408,094
2,835	5.000%, 7/01/27 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	3,219,313
1,485	5.000%, 7/01/28 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,686,307
1,000	5.000%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,135,560
2,955	5.000%, 7/01/35 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	3,355,580

2,750	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	3,221,982

	North Dakota Board of Higher Education, Housing and Auxiliary Facilities Revenue Bonds, North Dakota State University, Series 2017A:
365	3.000%, 4/01/33	4/27 at 100.00	AA–	354,112
1,705	3.125%, 4/01/34	4/27 at 100.00	AA–	1,658,249
1,395	3.250%, 4/01/35	4/27 at 100.00	AA–	1,362,664
1,850	3.250%, 4/01/36	4/27 at 100.00	AA–	1,792,299

	North Dakota Board of Higher Education, Housing and Auxiliary Facilities Revenue Bonds, North Dakota State University, Series 2017B:
1,260	3.125%, 4/01/34	4/27 at 100.00	AA–	1,225,451
1,280	3.250%, 4/01/35	4/27 at 100.00	AA–	1,250,330
150	3.250%, 4/01/36	4/27 at 100.00	AA–	145,322
20,390	Total North Dakota			21,951,530

	Ohio – 4.6%

1,900	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A, 5.000%, 5/01/33	5/22 at 100.00	AA–	2,081,355

1,260	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 4.750%, 12/01/21 (Pre-refunded 6/01/18)	6/18 at 100.00	AA (4)	1,292,710

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
3,300	5.375%, 6/01/24	12/17 at 100.00	B–	3,217,335
71,975	5.125%, 6/01/24	12/17 at 100.00	B–	68,415,116
11,965	5.875%, 6/01/30	12/17 at 100.00	B–	11,637,159
5,155	5.750%, 6/01/34	12/17 at 100.00	B–	4,990,349

5,450	Cincinnati, Ohio, General Obligation Bonds, Various Purpose, Refunding & Improvement Series 2016A, 4.000%, 12/01/19	No Opt. Call	AA	5,791,879

	Cleveland, Ohio, Airport System Revenue Bonds, Refunding Series 2016A:
1,250	5.000%, 1/01/25 – AGM Insured	No Opt. Call	AA	1,495,525
1,525	5.000%, 1/01/28 – AGM Insured	1/25 at 100.00	AA	1,770,998
2,230	5.000%, 1/01/29 – AGM Insured	1/25 at 100.00	AA	2,573,755
2,000	5.000%, 1/01/30 – AGM Insured	1/25 at 100.00	AA	2,298,340
1,800	5.000%, 1/01/31 – AGM Insured	1/25 at 100.00	AA	2,057,040

3,240	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/21 – AGM Insured	1/19 at 100.00	AA	3,385,022

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,700	5.000%, 12/01/22 (Pre-refunded 12/01/19)	12/19 at 100.00	AA+ (4)	1,844,126
1,780	5.000%, 12/01/23 (Pre-refunded 12/01/19)	12/19 at 100.00	AA+ (4)	1,930,908

470	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.500%, 8/15/24	8/18 at 100.00	A3	487,019

122	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$2,435	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.500%, 8/15/24 (Pre-refunded 8/15/18)	8/18 at 100.00	N/R (4)	$2,532,083

7,450	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/27	2/23 at 100.00	BB+	8,027,300

	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
775	4.000%, 10/01/18	No Opt. Call	Aa3	795,166
870	4.000%, 10/01/19	No Opt. Call	Aa3	913,430
1,150	4.000%, 10/01/20	No Opt. Call	Aa3	1,229,442
1,205	5.000%, 10/01/21	No Opt. Call	Aa3	1,353,119
965	5.000%, 10/01/22	No Opt. Call	Aa3	1,103,227

840	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20	No Opt. Call	Caa1	384,300

4,260	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (Mandatory put 3/01/19)	No Opt. Call	Caa1	1,948,950

11,500	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/18	No Opt. Call	B1	11,427,550

28,210	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	Caa1	12,906,075

915	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (Mandatory put 7/02/18)	No Opt. Call	Caa1	418,613

3,440	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33 (Mandatory put 6/01/20)	No Opt. Call	Caa1	1,573,800

240	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	Caa1	109,800

7,500	Ohio State, General Obligation Bonds, Highway Capital Improvement Series 2012Q, 5.000%, 5/01/21	No Opt. Call	AAA	8,500,950

7,000	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011B, 4.000%, 9/15/21	No Opt. Call	AA+	7,748,860

24,230	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2014A, 5.000%, 9/15/19	No Opt. Call	AA+	26,085,291

8,160	Ohio State, General Obligation Bonds, Refunding Higher Education Series 2012C, 5.000%, 8/01/21	No Opt. Call	AA+	9,316,435

5,170	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Refunding Series 2016A, 5.000%, 1/15/41	1/26 at 100.00	A	5,731,721

8,240	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21)	No Opt. Call	Caa1	3,769,800

3,565	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19	No Opt. Call	Caa1	1,630,988

2,315	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (Mandatory put 6/03/19)	No Opt. Call	Caa1	1,059,113

NUVEEN	123

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$8,415	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33 (Mandatory put 7/01/20)	No Opt. Call	Caa1	$3,849,862

12,010	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Series 2014, 5.000%, 6/01/21	No Opt. Call	AAA	13,646,843

500	Richland County, Ohio, General Obligation Bonds, Correctional Facilities Improvement Refunding Series 2008, 5.875%, 12/01/24 (Pre-refunded 12/01/18) – AGC Insured	12/18 at 100.00	A2 (4)	528,955

2,935	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 5.375%, 3/01/27	3/25 at 100.00	N/R	3,077,494
271,295	Total Ohio			244,937,803

	Oklahoma – 1.6%

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
2,290	4.500%, 9/01/21	No Opt. Call	A+	2,549,434
1,415	4.000%, 9/01/23	9/21 at 100.00	A+	1,529,007

	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016:
2,940	5.000%, 6/01/21	No Opt. Call	A+	3,316,379
7,450	5.000%, 6/01/22	No Opt. Call	A+	8,569,884
3,030	5.000%, 6/01/23	No Opt. Call	A+	3,545,221

	Comanche County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Elgin Public Schools Project, Series 2017A:
1,470	5.000%, 12/01/28	12/27 at 100.00	A	1,774,011
1,410	5.000%, 12/01/31	12/27 at 100.00	A	1,671,893

	Garfield County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Enid Public Schools Project, Series 2016A:
3,165	5.000%, 9/01/30	9/26 at 100.00	A	3,721,312
3,145	5.000%, 9/01/31	9/26 at 100.00	A	3,682,418

	Lincoln County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Stroud Public Schools Project, Series 2016:
1,000	5.000%, 9/01/20	No Opt. Call	A	1,094,670
2,115	5.000%, 9/01/22	No Opt. Call	A	2,410,973
1,000	5.000%, 9/01/23	No Opt. Call	A	1,157,460
1,870	5.000%, 9/01/24	No Opt. Call	A	2,190,032
2,490	5.000%, 9/01/26	No Opt. Call	A	2,939,893

	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014:
750	5.000%, 9/01/22	No Opt. Call	A–	851,190
500	3.000%, 9/01/23	No Opt. Call	A–	520,300
600	5.000%, 9/01/24	No Opt. Call	A–	700,182
1,505	5.000%, 9/01/25	No Opt. Call	A–	1,773,056

	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A:
3,210	5.625%, 6/01/38 – BAM Insured (Alternative Minimum Tax)	6/23 at 100.00	AA	3,660,716
3,070	5.625%, 6/01/43 – BAM Insured (Alternative Minimum Tax)	6/23 at 100.00	AA	3,483,897

124	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2016:
$3,350	5.000%, 9/01/25	9/23 at 100.00	AA–	$3,941,342
10,675	5.000%, 9/01/26	9/23 at 100.00	AA–	12,478,755

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2015:
6,150	5.000%, 9/01/25	No Opt. Call	AA–	7,403,739
7,845	5.000%, 9/01/26	9/25 at 100.00	AA–	9,431,651
72,445	Total Oklahoma			84,397,415

	Oregon – 0.8%

2,500	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Bonds, Convertible Deferred Interest Series 2017D, 0.000%, 6/15/36	6/27 at 100.00	AA+	2,838,550

1,190	Clackamas Community College District, Oregon, General Obligation Bonds, Deferred Interest Series 2017A, 0.000%, 6/15/40 (7)	6/27 at 100.00	Aa1	1,226,664

4,145	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/20 – FGIC Insured	No Opt. Call	Aa1	4,565,303

7,500	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Refunding Series 2015D, 5.000%, 4/01/21	No Opt. Call	AAA	8,482,425

4,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2009A, 5.000%, 11/15/22 (Pre-refunded 5/15/19)	5/19 at 100.00	AAA	4,259,360

11,120	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2013A, 5.000%, 11/15/38	11/23 at 100.00	AAA	13,083,792

	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project, Refunding Series 2016A:
3,425	5.000%, 5/15/32	5/26 at 100.00	A+	3,953,443
1,925	5.000%, 5/15/33	5/26 at 100.00	A+	2,204,664
35,805	Total Oregon			40,614,201

	Pennsylvania – 4.5%

2,265	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	AA–	2,329,575

1,000	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/25	12/22 at 100.00	AA–	1,159,120

1,300	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41 (Mandatory put 6/01/20)	No Opt. Call	Caa1	594,750

3,480	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory put 6/01/20)	No Opt. Call	Caa1	1,592,100

5,420	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	Caa1	2,479,650

1,315	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 4.125%, 8/01/20 (Pre-refunded 8/01/19)	8/19 at 100.00	Aa2 (4)	1,388,351

NUVEEN	125

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008:
$535	5.250%, 10/01/20 (Pre-refunded 10/01/18)	10/18 at 100.00	BBB (4)	$558,048
565	5.375%, 10/01/21 (Pre-refunded 10/01/18)	10/18 at 100.00	BBB (4)	590,046

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010:
1,000	5.000%, 10/01/21	10/20 at 100.00	BBB	1,093,670
1,050	5.000%, 10/01/25	10/20 at 100.00	BBB	1,139,681

	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A:
200	4.000%, 6/01/19	No Opt. Call	Ba1	203,294
410	5.000%, 6/01/22	No Opt. Call	Ba1	443,513
790	5.000%, 6/01/24	6/23 at 100.00	Ba1	858,619
520	5.000%, 6/01/25	6/23 at 100.00	Ba1	561,480
370	5.125%, 6/01/26	6/23 at 100.00	Ba1	401,069
460	5.375%, 6/01/28	6/23 at 100.00	Ba1	497,361

8,075	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016A, 1.800%, 9/01/29 (Mandatory put 9/01/22)	No Opt. Call	A	8,037,371

10,520	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016B, 1.800%, 2/15/27 (Mandatory put 8/15/22)	No Opt. Call	A	10,440,574

3,140	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	3,267,641

5,900	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1996A, 2.600%, 3/01/34 (Mandatory put 9/01/20)	No Opt. Call	BBB	5,950,740

7,355	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2005A, 3.750%, 12/01/40 (Mandatory put 7/01/20)	No Opt. Call	Caa1	3,364,913

3,095	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2006A, 2.550%, 11/01/41 (Mandatory put 12/03/18)	No Opt. Call	Caa1	1,415,963

2,625	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (4)	2,847,862

	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Guaranteed Series 2013B:
1,975	5.500%, 1/01/25	1/24 at 100.00	AA	2,361,527
2,265	5.500%, 1/01/26	1/24 at 100.00	AA	2,677,728
2,260	5.500%, 1/01/27	1/24 at 100.00	AA	2,657,444

	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C:
500	5.500%, 1/01/25 – AGM Insured	1/24 at 100.00	AA	597,855
1,095	5.500%, 1/01/26 – AGM Insured	1/24 at 100.00	AA	1,294,531
2,505	5.500%, 1/01/28 – AGM Insured	1/24 at 100.00	AA	2,929,673
2,050	5.500%, 1/01/29 – AGM Insured	1/24 at 100.00	AA	2,387,245
1,255	5.500%, 1/01/31 – AGM Insured	1/24 at 100.00	AA	1,451,269

10,500	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2017A, 1.700%, 8/01/37 (Mandatory put 8/03/20) (Alternative Minimum Tax)	No Opt. Call	A–	10,477,530

126	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B:
$2,275	5.000%, 1/01/21	1/19 at 100.00	Aaa	$2,388,523
9,575	5.000%, 7/01/21	1/18 at 100.00	Aaa	9,830,269
4,035	5.000%, 1/01/22	12/17 at 100.00	Aaa	4,070,710

19,820	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-120, 3.100%, 10/01/36	10/25 at 100.00	AA+	18,939,001

	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-121:
7,500	2.800%, 10/01/31	10/25 at 100.00	AA+	7,290,900
12,245	3.100%, 10/01/36	10/25 at 100.00	AA+	11,867,487

2,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A, 0.000%, 12/01/34 (7)	No Opt. Call	AA–	1,855,620

16,080	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38 (7)	12/27 at 100.00	A–	19,909,130

	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2:
5,875	5.000%, 6/01/25	No Opt. Call	A3	6,987,079
12,580	5.000%, 6/01/29	6/26 at 100.00	A3	14,681,741
11,420	5.000%, 6/01/35	6/26 at 100.00	A3	12,919,332

12,005	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/24	No Opt. Call	A1	14,418,965

1,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2016A-1, 5.000%, 12/01/29	6/26 at 100.00	A1	1,180,540

7,445	Philadelphia Authority For Industrial Development, Pennsylvania, Revenue Bonds, Cultural and Commercial Corridors Program, Refunding Series 2016A, 5.000%, 12/01/29	12/25 at 100.00	A+	8,525,418

3,015	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/30 (Pre-refunded 8/01/20)	8/20 at 100.00	A (4)	3,346,137

2,650	Quakertown General Authority Health Facilities Revenue USDA Loan Anticipation Notes and Revenue Bonds for LifeQuest Obligated Group, Pennsylvania, Series 2017A, 3.125%, 7/01/21	7/19 at 100.00	N/R	2,651,272

11,050	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 1.662%, 12/01/24 (3-Month LIBOR* 67% + 0.78% spread) (13)	12/17 at 100.00	AA–	10,758,170

2,355	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 3.375%, 6/01/26	No Opt. Call	BB+	2,239,629

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013:
1,400	5.000%, 12/01/19	No Opt. Call	BBB	1,502,284
730	5.000%, 12/01/20	No Opt. Call	BBB	802,328
1,105	5.000%, 12/01/21	No Opt. Call	BBB	1,235,688
1,625	5.000%, 12/01/22	No Opt. Call	BBB	1,842,116
1,705	5.000%, 12/01/23	6/23 at 100.00	BBB	1,935,806
1,795	5.000%, 12/01/24	6/23 at 100.00	BBB	2,018,908

60	Trinity Area School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/19 – AGM Insured	No Opt. Call	A2	63,204

105	Trinity Area School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/19 – AGM Insured (ETM)	No Opt. Call	A2 (4)	111,262
237,245	Total Pennsylvania			241,421,712

NUVEEN	127

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Rhode Island – 0.3%

$4,340	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.500%, 9/01/28 (Pre-refunded 9/01/23)	9/23 at 100.00	BB (4)	$5,252,615

104,145	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	12/17 at 100.00	CCC+	10,742,557
108,485	Total Rhode Island			15,995,172

	South Carolina – 0.9%

2,015	Anderson County School District 5, South Carolina, General Obligation Bonds, Refunding Series 2016, 5.000%, 3/01/20	No Opt. Call	Aa1	2,202,314

5,770	Greenville Hospital System Board of Trustees, South Carolina, Hospital Revenue Bonds, Series 2014B, 5.000%, 5/01/34	5/24 at 100.00	AA–	6,495,520

	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Bon Secours Health System Obligated Group, Series 2012:
1,850	5.000%, 11/01/20	No Opt. Call	A	2,055,554
7,500	5.000%, 11/01/27	11/22 at 100.00	A	8,531,400
1,225	5.000%, 11/01/29	11/22 at 100.00	A	1,382,951

	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, FMU Student Housing LLC – Francis Marion University Project, Series 2014A:
1,910	5.000%, 8/01/27	8/24 at 100.00	Baa3	2,079,188
3,925	5.000%, 8/01/32	8/24 at 100.00	Baa3	4,191,508

1,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding & Improvement Series 2009, 5.000%, 8/01/18	No Opt. Call	BBB+	1,030,240

3,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A, 5.000%, 12/01/31	6/25 at 100.00	A+	3,412,770

	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A:
7,000	5.000%, 12/01/29	6/26 at 100.00	A+	8,122,590
3,835	5.000%, 12/01/31	6/26 at 100.00	A+	4,423,021

500	Spartanburg Regional Health Services District Inc., South Carolina, Hospital Revenue Bonds, Refunding Series 2008D, 5.250%, 4/15/20	4/18 at 100.00	AA	511,540

1,450	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Revenue Refunding Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A	1,606,107
40,980	Total South Carolina			46,044,703

	South Dakota – 0.1%

	South Dakota Building Authority, Revenue Bonds, Series 2013B:
525	5.000%, 6/01/22	No Opt. Call	AA+	608,575
1,000	5.000%, 6/01/24	6/23 at 100.00	AA+	1,174,250

2,410	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Regional Health, Refunding Series 2017, 5.000%, 9/01/31	9/27 at 100.00	A1	2,848,162

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2009, 5.000%, 11/01/24	11/19 at 100.00	A+	1,070,690

1,500	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.125%, 8/01/28 (Pre-refunded 8/01/18) – AGC Insured	8/18 at 100.00	AA+ (4)	1,552,380
6,435	Total South Dakota			7,254,057

128	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee – 1.3%

$2,265	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.125%, 10/01/28	10/18 at 100.00	BBB+	$2,376,755

2,265	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/28	10/24 at 100.00	BBB+	2,555,011

3,460	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.125%, 10/01/29	10/19 at 100.00	N/R	3,616,150

985	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Refunding & Improvement Series 2008, 5.250%, 4/01/23	4/18 at 100.00	A+	1,004,956

2,665	Jackson, Tennessee, Hospital Revenue Bonds, Jackson-Madison County General Hospital Project, Refunding & Improvement Series 2008, 5.250%, 4/01/23 (Pre-refunded 4/01/18)	4/18 at 100.00	N/R (4)	2,724,509

	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2017:
3,160	5.000%, 4/01/29	4/27 at 100.00	BBB+	3,638,456
2,500	5.000%, 4/01/30	4/27 at 100.00	BBB+	2,861,375
2,725	5.000%, 4/01/31	4/27 at 100.00	BBB+	3,097,943

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A:
1,400	4.000%, 1/01/22	No Opt. Call	A	1,528,604
3,180	5.000%, 1/01/23	No Opt. Call	A	3,670,769
1,300	4.000%, 1/01/23	No Opt. Call	A	1,435,902
1,805	5.000%, 1/01/24	1/23 at 100.00	A	2,075,750

	Memphis and Shelby County Port Commission, Tennessee, Port Development Revenue Bonds, Series 2011:
1,480	5.250%, 4/01/23	4/21 at 100.00	AA–	1,667,501
1,560	5.250%, 4/01/24	4/21 at 100.00	AA–	1,754,501
1,240	5.250%, 4/01/25	4/21 at 100.00	AA–	1,394,603

3,175	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2007C, 5.000%, 11/01/17 – NPFG Insured	No Opt. Call	AA–	3,186,367

4,430	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009A, 5.125%, 11/01/24	11/19 at 100.00	AA–	4,773,546

	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B:
1,000	5.500%, 11/01/20	11/19 at 100.00	AA–	1,088,430
1,860	5.250%, 11/01/25	11/19 at 100.00	AA–	2,012,167

8,255	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	A3	9,374,708

12,060	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/20	No Opt. Call	A	13,322,561
62,770	Total Tennessee			69,160,564

	Texas – 6.2%

1,085	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A, 5.000%, 1/01/30	1/27 at 100.00	BBB+	1,268,745

3,370	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 1/01/33	1/23 at 100.00	BBB+	3,707,371

NUVEEN	129

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$3,405	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+ (4)	$3,948,778

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
1,945	5.000%, 1/01/32	7/25 at 100.00	BBB+	2,228,231
1,390	5.000%, 1/01/33	7/25 at 100.00	BBB+	1,585,156
1,165	5.000%, 1/01/34	7/25 at 100.00	BBB+	1,325,106

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016:
2,000	5.000%, 1/01/33	1/26 at 100.00	BBB+	2,296,800
2,000	5.000%, 1/01/34	1/26 at 100.00	BBB+	2,290,500
1,650	5.000%, 1/01/35	1/26 at 100.00	BBB+	1,881,891
1,625	5.000%, 1/01/36	1/26 at 100.00	BBB+	1,848,291

1,060	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 3.750%, 8/15/22	No Opt. Call	BBB+	1,106,576

2,800	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, Refunding School Building Series 2012, 5.000%, 2/15/26	2/21 at 100.00	AAA	3,139,024

5,200	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, Refunding School Building Series 2012, 5.000%, 2/15/26 (Pre-refunded 2/15/21)	2/21 at 100.00	Aaa	5,862,272

975	Dallas, Texas, General Obligation Bonds, Refunding & Improvements Series 2007, 4.500%, 2/15/27 – NPFG Insured	12/17 at 100.00	AA–	977,730

2,440	El Paso County, Texas, General Obligation Bonds, Refunding Series 2007, 5.000%, 2/15/18 – NPFG Insured (ETM)	No Opt. Call	AA (4)	2,477,942

2,000	Fort Bend Independent School District, Fort Bend County, Texas, General Obligation Bonds, School Building Series 2009, 4.550%, 2/15/25	8/19 at 100.00	AA+	2,123,420

7,400	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53	10/23 at 100.00	AA+	8,399,222

	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University Project, Improvement and Refunding Series 2010:
875	4.000%, 3/01/21	No Opt. Call	A–	941,938
550	4.000%, 3/01/22	3/21 at 100.00	A–	588,665
800	4.000%, 3/01/23	3/21 at 100.00	A–	852,400
440	4.250%, 3/01/25	3/21 at 100.00	A–	467,491

1,825	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Refunding Series 2013A, 5.000%, 12/01/23	12/22 at 100.00	A+	2,110,174

	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A:
5,215	5.000%, 12/01/26	12/24 at 100.00	A+	6,155,056
4,025	5.000%, 12/01/27	12/24 at 100.00	A+	4,718,789
3,000	5.000%, 12/01/28	12/24 at 100.00	A+	3,499,350
6,115	5.000%, 12/01/29	12/24 at 100.00	A+	7,097,619

5,035	Harris County Flood Control District, Texas, General Obligation Bonds, Refunding Contract Tax Series 2014A, 5.000%, 10/01/25	10/24 at 100.00	Aaa	6,084,546

1,950	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.125%, 12/01/31 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (4)	2,088,957

5,650	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, St. Luke’s Episcopal Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)	2/18 at 100.00	AA+ (4)	6,025,329

130	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Series 2009A:
$5,120	5.000%, 11/01/22 (Pre-refunded 11/01/19)	11/19 at 100.00	AA+ (4)	$5,534,106
5,385	5.000%, 11/01/23 (Pre-refunded 11/01/19)	11/19 at 100.00	AA+ (4)	5,820,539
5,660	5.000%, 11/01/24 (Pre-refunded 11/01/19)	11/19 at 100.00	AA+ (4)	6,117,781

2,320	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 2016-XG0054, 11.785%, 11/01/41 (IF) (5)	11/21 at 100.00	AA+	3,170,767

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
285	5.000%, 11/15/22	No Opt. Call	A3	326,094
425	5.000%, 11/15/23	No Opt. Call	A3	494,254

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
4,795	5.000%, 11/15/24 – AGM Insured	No Opt. Call	AA	5,781,907
4,500	5.000%, 11/15/25 – AGM Insured	11/24 at 100.00	AA	5,372,820
4,095	5.000%, 11/15/26 – AGM Insured	11/24 at 100.00	AA	4,862,772
11,540	5.000%, 11/15/27 – AGM Insured	11/24 at 100.00	AA	13,646,050

	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010:
2,270	5.000%, 7/01/19	No Opt. Call	A	2,361,231
2,380	5.000%, 7/01/20	No Opt. Call	A	2,524,990

	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011B:
1,900	5.000%, 7/01/25	7/21 at 100.00	A+	2,144,891
2,025	5.000%, 7/01/26	7/21 at 100.00	A+	2,286,002

	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2012B:
18,675	5.000%, 7/01/31	7/22 at 100.00	A+	21,231,234
5,000	5.000%, 7/01/32	7/22 at 100.00	A+	5,667,350

1,955	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/24 at 100.00	BB–	2,150,950

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B:
905	5.250%, 9/01/24	12/17 at 100.00	A2	908,158
985	5.250%, 9/01/25	12/17 at 100.00	A2	988,339
610	5.250%, 9/01/26	12/17 at 100.00	A2	612,013

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
8,000	0.000%, 9/01/22 – AMBAC Insured	No Opt. Call	A2	7,115,920
3,815	0.000%, 9/01/23 – AMBAC Insured	No Opt. Call	A2	3,300,700

2,000	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series 2014, 5.000%, 8/01/32	8/24 at 100.00	AA–	2,326,100

	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015:
1,000	5.000%, 11/01/26 (Alternative Minimum Tax)	11/25 at 100.00	A1	1,184,970
2,025	5.000%, 11/01/27 (Alternative Minimum Tax)	11/25 at 100.00	A1	2,394,684
1,570	5.000%, 11/01/28 (Alternative Minimum Tax)	11/25 at 100.00	A1	1,843,431
2,000	5.000%, 11/01/29 (Alternative Minimum Tax)	11/25 at 100.00	A1	2,336,680
2,000	5.000%, 11/01/30 (Alternative Minimum Tax)	11/25 at 100.00	A1	2,324,300

NUVEEN	131

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$2,720	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	A3	$2,961,019

	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
3,045	5.000%, 12/01/25	No Opt. Call	B1	3,300,902
2,720	5.250%, 12/01/28	12/25 at 100.00	B1	2,971,872

1,310	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31 (Alternative Minimum Tax)	10/18 at 103.00	BB–	1,373,312

	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
4,360	5.000%, 8/15/24	8/22 at 100.00	Aa2	5,032,704
4,710	5.000%, 8/15/25	8/22 at 100.00	Aa2	5,400,486
3,930	5.000%, 8/15/26	8/22 at 100.00	Aa2	4,474,855
7,025	5.000%, 8/15/27	8/22 at 100.00	Aa2	7,979,135

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
2,370	0.000%, 9/01/43 (7)	9/31 at 100.00	AA+	2,552,869
9,130	0.000%, 9/01/45 (7)	9/31 at 100.00	AA+	10,702,916

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D:
8,655	5.250%, 9/01/25	9/21 at 100.00	AA+	9,938,796
5,040	5.250%, 9/01/26	9/21 at 100.00	AA+	5,787,583

305	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 6.000%, 1/01/24	1/18 at 100.00	A1	308,907

2,205	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 6.000%, 1/01/24 (Pre-refunded 1/01/18)	1/18 at 100.00	N/R (4)	2,233,246

1,000	Plano Independent School District, Collin County, Texas, General Obligation Bonds, Series 2008A, 5.000%, 2/15/25 (Pre-refunded 2/15/18)	2/18 at 100.00	Aaa	1,015,590

870	Sunnyvale School District, Texas, General Obligation Bonds, School Building Series 2007, 4.400%, 2/15/20	12/17 at 100.00	AAA	872,471

4,830	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	AA–	5,319,859

1,285	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.125%, 9/01/33	9/23 at 100.00	A	1,430,655

50	Teague Independent School District, Freestone County, Texas, Unlimited Tax General Obligation Bonds, School Building Series 2008, 5.000%, 2/15/19	2/18 at 100.00	AAA	50,780

2,160	Teague Independent School District, Freestone County, Texas, Unlimited Tax General Obligation Bonds, School Building Series 2008, 5.000%, 2/15/19 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R (4)	2,193,588

5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/21	No Opt. Call	A3	5,680,750

4,750	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016, 5.000%, 12/31/40 (Alternative Minimum Tax)	12/25 at 100.00	Baa3	5,218,065

3,250	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Refunding Series 2014A, 5.000%, 10/01/22	No Opt. Call	AAA	3,811,990

16,250	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/31	8/24 at 100.00	BBB+	18,417,587

132	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011:
$2,675	3.500%, 8/15/18	No Opt. Call	A	$2,718,389
2,900	4.000%, 8/15/19	No Opt. Call	A	3,022,177
3,015	4.000%, 8/15/20	No Opt. Call	A	3,192,131
3,135	4.000%, 8/15/21	No Opt. Call	A	3,365,673

1,000	Victoria, Texas, Utility System Revenue Refunding Bonds, Series 2007, 4.400%, 12/01/19 – AMBAC Insured	12/17 at 100.00	AA–	1,005,730

8,830	Williamson County, Texas, General Obligation Bonds, Limited Tax Refunding Series 2012, 5.000%, 2/15/26	2/22 at 100.00	AAA	10,185,317
298,755	Total Texas			334,445,756

	Utah – 0.5%

6,345	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	6,703,619

	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
3,340	5.000%, 9/01/23	9/22 at 100.00	A	3,795,676
2,000	5.000%, 9/01/25	9/22 at 100.00	A	2,287,620
2,265	5.000%, 9/01/26	9/22 at 100.00	A	2,577,796

10,000	Utah State, General Obligation Bonds, Series 2009A, 5.000%, 7/01/22 (Pre-refunded 7/01/18)	7/18 at 100.00	AAA	10,309,400
23,950	Total Utah			25,674,111

	Virginia – 0.6%

10,755	Fairfax County, Virginia, General Obligation Bonds, Refunding Public Improvement Series 2016A, 4.000%, 10/01/19	No Opt. Call	AAA	11,389,653

3,520	Madison County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Woodberry Forest School, Refunding Series 2016A, 3.000%, 10/01/46	10/25 at 100.00	Aa1	3,309,997

750	Roanoke Economic Development Authority, Virginia, Residential Care Facility Mortgage Revenue Refunding Bonds, Virginia Lutheran Homes Brandon Oaks Project, Series 2012, 5.000%, 12/01/32	12/22 at 100.00	N/R	736,035

	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2016:
1,000	5.000%, 6/15/30	6/26 at 100.00	A–	1,147,920
1,185	3.125%, 6/15/31	6/26 at 100.00	A–	1,173,209
1,000	5.000%, 6/15/33	6/26 at 100.00	A–	1,126,940
195	5.000%, 6/15/34	6/26 at 100.00	A–	218,969

710	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	BB+	752,039

6,835	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	7,609,132

3,650	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 2.150%, 10/01/40 (Mandatory put 9/01/20)	No Opt. Call	A2	3,715,080
29,600	Total Virginia			31,178,974

	Washington – 1.1%

340	Douglas County Public Utility District 1, Washington, Revenue Bonds, Wells Hydroelectric, Series 1963, 4.000%, 9/01/18 (ETM)	No Opt. Call	AA (4)	348,078

NUVEEN	133

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$10,000	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 3, Refunding Series 2017A, 5.000%, 7/01/28	7/27 at 100.00	Aa1	$12,421,200

265	King County School District 412 Shoreline, Washington, General Obligation Bonds, Series 2008, 5.750%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	AA+ (4)	279,927

2,265	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016, 5.000%, 12/01/37	12/26 at 100.00	Baa2	2,439,156

6,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	6,502,620

	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2015:
1,435	5.000%, 1/01/26	7/25 at 100.00	A	1,710,979
1,250	5.000%, 1/01/27	7/25 at 100.00	A	1,480,637

	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A:
1,295	5.000%, 11/15/22	No Opt. Call	A+	1,505,204
2,020	5.000%, 11/15/24	5/24 at 100.00	A+	2,420,566

	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2017:
5,120	5.000%, 8/15/29	8/27 at 100.00	BBB	5,971,866
1,500	5.000%, 8/15/32	8/27 at 100.00	BBB	1,720,215
7,000	5.000%, 8/15/34	8/27 at 100.00	BBB	7,951,650

1,330	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24	7/19 at 100.00	Baa1	1,428,181

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
1,840	6.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	2,006,649
2,000	6.750%, 7/01/29 (Pre-refunded 7/01/19)	7/19 at 100.00	Baa1 (4)	2,197,000

3,250	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.125%, 10/01/24 (Pre-refunded 10/01/19)	10/19 at 100.00	Baa1 (4)	3,511,787

4,415	Whidbey Island Public Hospital District, Island County, Washington, General Obligation Bonds, Whidbey General Hospital, Series 2013, 5.500%, 12/01/33	12/22 at 100.00	Baa2	4,712,880
51,325	Total Washington			58,608,595

	West Virginia – 0.4%

5,995	West Virginia Economic Development Authority, Energy Revenue Bonds, Morgantown Energy Associates Project, Refunding Series 2016, 2.875%, 12/15/26 (Alternative Minimum Tax)	No Opt. Call	Baa3	5,873,781

10,335	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	A–	10,272,473

1,015	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/25	9/24 at 100.00	Baa1	1,166,073

1,525	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding Series 2008E, 5.375%, 6/01/28 (Pre-refunded 12/01/18)	12/18 at 100.00	A (4)	1,602,989
18,870	Total West Virginia			18,915,316

134	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin – 3.2%

$24,400	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 6.500%, 12/01/37	12/27 at 100.00	N/R	$27,959,716

5,500	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2016A-1, 2.625%, 11/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	5,624,630

5,400	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2016A-2, 2.875%, 5/01/27 (Alternative Minimum Tax)	5/26 at 100.00	A–	5,447,142

	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A:
335	5.000%, 4/01/20	No Opt. Call	AA–	366,591
470	5.000%, 4/01/22	No Opt. Call	AA–	541,529

	Wisconsin Health & Educational Facs Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A:
590	5.000%, 12/01/26	11/24 at 100.00	AA–	697,799
3,855	5.000%, 12/01/27	11/24 at 100.00	AA–	4,514,976

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A:
1,020	5.000%, 7/15/25	7/21 at 100.00	A+	1,133,424
14,395	5.000%, 7/15/27 – AGM Insured	7/21 at 100.00	A+	15,868,760

2,060	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.000%, 6/01/30 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa2 (4)	2,324,071

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Children’s Hospital of Wisconsin Inc., Series 2008B:
1,455	4.350%, 8/15/19	No Opt. Call	AA	1,541,864
8,670	5.500%, 8/15/29	2/20 at 100.00	AA	9,380,506

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2017C:
1,920	3.250%, 2/15/33	2/27 at 100.00	A–	1,858,790
1,455	3.500%, 2/15/36	2/27 at 100.00	A–	1,408,847
5,000	5.000%, 2/15/47	2/27 at 100.00	A–	5,531,600

835	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A3	861,996

3,850	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A1	4,160,233

1,775	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/24 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (4)	2,077,229

4,365	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	4,837,948

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc., Series 2015:
825	5.000%, 12/15/23	No Opt. Call	AA–	975,488
1,225	5.000%, 12/15/25	12/24 at 100.00	AA–	1,451,282

8,145	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.000%, 5/01/27	5/19 at 100.00	Aa2	8,776,808

NUVEEN	135

Nuveen Intermediate Duration Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
$855	6.000%, 5/01/27 (Pre-refunded 5/01/19)		5/19 at 100.00	N/R (4)	$922,973
250	6.000%, 5/01/33 (Pre-refunded 5/01/19)		5/19 at 100.00	N/R (4)	269,875
1,805	6.000%, 5/01/33 (Pre-refunded 5/01/19)		5/19 at 100.00	Aa2 (4)	1,948,498
495	5.750%, 5/01/33 (Pre-refunded 5/01/19)		5/19 at 100.00	N/R (4)	532,402
4,740	5.750%, 5/01/33 (Pre-refunded 5/01/19)		5/19 at 100.00	Aa2 (4)	5,098,154
35,170	6.000%, 5/01/36 (Pre-refunded 5/01/19)		5/19 at 100.00	Aa2 (4)	37,966,015

5,715	Wisconsin State, General Obligation Bonds, Refunding Series 2014-2, 5.000%, 5/01/24		5/22 at 100.00	Aa1	6,627,228

85	Wisconsin State, General Obligation Bonds, Refunding Series 2014-2, 5.000%, 5/01/24 (Pre-refunded 5/01/22)		5/22 at 100.00	N/R (4)	98,733

	Wisconsin State, Transportation Revenue Bonds, Series 2014-1:
1,110	5.000%, 7/01/24 (Pre-refunded 7/01/19)		7/19 at 100.00	AA+ (4)	1,186,257
3,355	5.000%, 7/01/25 (Pre-refunded 7/01/19)		7/19 at 100.00	AA+ (4)	3,585,489
4,000	5.000%, 7/01/26 (Pre-refunded 7/01/19)		7/19 at 100.00	AA+ (4)	4,274,800
155,125	Total Wisconsin				169,851,653

	Wyoming – 0.1%

5,500	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding Series 2013A, 5.000%, 9/01/30		9/23 at 100.00	BBB–	5,930,540
$5,110,955	Total Municipal Bonds (cost $5,045,689,362)				5,242,241,673

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$210	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/19	N/R	$132,624

57	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/55	N/R	28,880
$267	Total Corporate Bonds (cost $20,922)				161,504

Shares	Description (1), (12)				Value

	INVESTMENTS COMPANIES – 0.3%

15,000,000	Eaton Vance Municipal Income Trust				$15,001,800
	Total Investment Companies (cost $15,000,000)				15,001,800
	Total Long-Term Investments (cost $5,060,710,284)				5,257,404,977

Principal Amount (000)	Description (1)		Optional Call Provision (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.8%

	MUNICIPAL BONDS – 0.8%

	Utah – 0.4%

$20,000	Murray City, Utah, Variable Rate Demand Obligations, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2003B, 9.000%, 5/15/36 (11)		11/17 at 100.00	A-1+	$20,000,000

136	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provision (2)	Ratings (3)	Value

	New York – 0.4%

$21,450	New York City Transitional Finance Authority, New York, Variable Rate Demand Obligations, Future Tax Secured Revenue Bonds, Subordinate Lien Series 2010G-5, 0.950%, 5/01/34 (11)	12/17 at 100.00	A-1	$21,450,000

3,550	New York City, New York, Variable Rate Demand Obligations, General Obligation Bonds, Fiscal 2008 Series J3, 0.950%, 8/01/23 (11)	12/17 at 100.00	A-1	3,550,000
25,000	Total New York			25,000,000
$45,000	Total Short-Term Investments (cost $45,000,000)			45,000,000
	Total Investments (cost $5,105,710,284) – 98.7%			5,302,404,977
	Other Assets Less Liabilities – 1.3%			70,361,491
	Net Assets – 100%			$5,372,766,468

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.

(7)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.

(8)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(9)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.

(10)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(11)	Investment has maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(12)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(13)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

ETM	Escrowed to maturity.

IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

LIBOR	London Inter-Bank Offered Rate.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NUVEEN	137

Nuveen Limited Term Municipal Bond Fund

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.8%

	MUNICIPAL BONDS – 98.1%

	Alabama – 2.0%

$58,420	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016A, 4.000%, 7/01/46 (Mandatory put 6/01/21)	3/21 at 100.59	A1	$63,194,667

10,935	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%, 8/01/47	4/22 at 100.52	A1	12,057,259

6,000	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Series 2007A, 1.850%, 6/01/34 (Mandatory put 3/24/20)	No Opt. Call	A+	6,048,300

11,710	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Series 2008, 1.625%, 7/15/34 (Mandatory put 10/02/18)	No Opt. Call	A+	11,745,013
87,065	Total Alabama			93,045,239

	Alaska – 0.4%

	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015:
1,655	5.000%, 1/01/24 (Alternative Minimum Tax)	No Opt. Call	Baa2	1,886,998
3,565	5.000%, 1/01/26 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	4,068,164

	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011:
2,680	5.000%, 4/01/18	No Opt. Call	A1	2,733,922
1,360	5.000%, 4/01/19	No Opt. Call	A1	1,436,459

3,640	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	12/17 at 100.00	Ba2	3,703,700

3,635	Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Inc. Project, Refunding Series 2003C, 5.000%, 1/01/21	No Opt. Call	A1	4,034,014
16,535	Total Alaska			17,863,257

	Arizona – 2.4%

3,380	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Series 2015B, 5.000%, 7/01/20	No Opt. Call	AA	3,735,779

2,000	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/18	No Opt. Call	BBB+	2,024,540

810	Arizona State, Certificates of Participation, Department of Administration Series 2010B, 5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA	810,186

7,785	Arizona State, Certificates of Participation, Series 2008A, 5.000%, 9/01/21 (Pre-refunded 3/01/18) – AGM Insured	3/18 at 100.00	AA (4)	7,920,926

	Arizona State, Certificates of Participation, Series 2010A:
11,935	5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA	11,937,745
2,975	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA	3,205,443

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
5,140	5.000%, 7/01/18 – AGM Insured	No Opt. Call	AA	5,295,896
95	5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	104,864

138	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Chandler, Arizona, General Obligation Bonds, Refunding Series 2014:
$4,030	5.000%, 7/01/23	No Opt. Call	AAA	$4,807,427
1,500	5.000%, 7/01/24	No Opt. Call	AAA	1,823,175

1,200	Coconino County, Arizona, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding Series 2017B, 1.600%, 3/01/39 (Mandatory put 5/21/20)	No Opt. Call	A+	1,202,820

	Dysart Unified School District Number 89, Maricopa County, Arizona, General Obligation Bonds, Refunding Series 2014:
675	5.000%, 7/01/18	No Opt. Call	AAA	694,899
335	5.000%, 7/01/19	No Opt. Call	AAA	356,983
575	5.000%, 7/01/20	No Opt. Call	AAA	632,063
765	5.000%, 7/01/21	No Opt. Call	AAA	864,198

6,110	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Series 2017C, 5.000%, 1/01/48 (Mandatory put 10/18/24) (WI/DD, Settling 10/18/17)	No Opt. Call	AA–	7,240,411

11,000	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico Palo Verde Project, Series 2010A, 2.400%, 6/01/43 (Mandatory put 6/01/20)	No Opt. Call	BBB+	11,150,370

1,090	Maricopa County School District 33 Buckeye Elementary, Arizona, General Obligation Bonds, Refunding Series 2016, 3.000%, 7/01/20 – BAM Insured	No Opt. Call	AA	1,136,968

	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, Refunding School Improvement Series 2015:
500	4.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	524,150
575	4.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	616,555
1,565	4.000%, 7/01/21 – AGM Insured	No Opt. Call	AA	1,710,921
750	4.000%, 7/01/22 – AGC Insured	No Opt. Call	AA	830,287

1,270	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, School Improvement Project of 2013, Series 2014A, 4.000%, 7/01/24	No Opt. Call	A+	1,431,887

800	Maricopa County Unified School District 60 Higley, Arizona, General Obligation Bonds, School Improvement Project of 2013, Series 2016C, 2.000%, 7/01/20 – AGM Insured	No Opt. Call	AA	814,664

1,250	Maricopa County Unified School District 90 Saddle Mountain, Arizona, General Obligation Bonds, School Improvement Project 2013, Series 2014, 5.000%, 7/01/18 – MAC Insured	No Opt. Call	AA	1,286,850

	Mesa, Arizona, General Obligation Bonds, Refunding Series 2012:
1,425	4.000%, 7/01/20	No Opt. Call	Aa2	1,532,003
2,225	4.000%, 7/01/21	No Opt. Call	Aa2	2,445,319
2,055	4.000%, 7/01/22	No Opt. Call	Aa2	2,296,976

	Mesa, Arizona, Street and Highway User Revenue Bonds, Refunding Series 2012:
2,415	5.000%, 7/01/21	No Opt. Call	AA	2,738,586
4,030	5.000%, 7/01/22	No Opt. Call	AA	4,673,027

3,615	Mesa, Arizona, Street and Highway User Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/26	7/25 at 100.00	AA	4,307,489

	Mesa, Arizona, Utility System Revenue Bonds, Refunding Series 2012:
5,370	5.000%, 7/01/20	No Opt. Call	Aa2	5,927,567
6,115	5.000%, 7/01/21	No Opt. Call	Aa2	6,946,395

295	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A–	311,016

NUVEEN	139

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Pinal County, Arizona, Pledged Revenue Obligations, Refunding Series 2014:
$1,295	5.000%, 8/01/22	No Opt. Call	AA	$1,491,283
2,000	5.000%, 8/01/23	No Opt. Call	AA	2,345,920
2,000	5.000%, 8/01/24	No Opt. Call	AA	2,380,620

1,000	Pinal County, Arizona, Pledged Revenue Obligations, Series 2014, 5.000%, 8/01/24	No Opt. Call	AA	1,190,310

435	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.500%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R	434,900
102,385	Total Arizona			111,181,418

	Arkansas – 0.5%

720	Bryant School District 25, Saline County, Arkansas, General Obligation Bonds, Refunding & Construction Series 2017A, 3.000%, 2/01/20	No Opt. Call	Aa2	746,827

	Crittenden County, Arkansas, Sales and Use Tax Revenue Bonds, Series 2017:
1,000	5.000%, 3/01/19 (WI/DD, Settling 10/26/17)	No Opt. Call	A	1,049,930
1,200	5.000%, 3/01/20 (WI/DD, Settling 10/26/17)	No Opt. Call	A	1,299,396
1,400	5.000%, 3/01/21 (WI/DD, Settling 10/26/17)	No Opt. Call	A	1,558,732

3,010	Jefferson County, Arkansas, Pollution Control Revenue Refunding Bonds, Entergy Arkansas, Inc. Project, Series 2013, 1.550%, 10/01/17	No Opt. Call	A	3,010,120

	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Bonds, Series 2014:
500	5.000%, 7/01/19	No Opt. Call	A+	532,900
670	5.000%, 7/01/21	No Opt. Call	A+	758,192

	Pulaksi County Public Facilities Board, Arkansas, Health Facilities Revenue Bonds, CARTI Project, Series 2013:
630	4.000%, 7/01/18	No Opt. Call	N/R	634,694
890	4.000%, 7/01/19	No Opt. Call	N/R	902,024
995	4.000%, 7/01/20	No Opt. Call	N/R	1,011,845
1,020	4.000%, 7/01/21	No Opt. Call	N/R	1,037,758
1,075	4.000%, 7/01/22	No Opt. Call	N/R	1,091,243
1,180	5.250%, 7/01/27	7/23 at 100.00	N/R	1,208,544
470	5.250%, 7/01/28	7/23 at 100.00	N/R	479,189

	Pulaski County Public Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 2014:
500	5.000%, 12/01/22	No Opt. Call	A+	581,665
1,740	5.000%, 12/01/23	No Opt. Call	A+	2,056,036
2,000	5.000%, 12/01/24	No Opt. Call	A+	2,397,720
19,000	Total Arkansas			20,356,815

	California – 3.6%

22,105	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2016B-3, 2.000%, 10/01/36 (Mandatory put 10/01/25)	10/25 at 100.00	AA–	21,782,046

4,000	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013C, 5.000%, 7/01/43 (Mandatory put 10/15/19)	No Opt. Call	AA–	4,309,640

3,315	California Infrastructure and Economic Development Bank, Revenue Bonds, Pacific Gas and Electric Company, Refunding Series 2010E, 1.750%, 11/01/26 (Mandatory put 6/01/22)	No Opt. Call	A2	3,331,608

	California Infrastructure and Economic Development Bank, Revenue Bonds, Pacific Gas and Electric Company, Refunding Series 2008:
6,800	1.050%, 12/01/18	No Opt. Call	A2	6,809,792
3,500	1.750%, 11/01/26 (Mandatory put 6/01/22)	No Opt. Call	A2	3,520,685

140	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2017A:
$1,565	5.000%, 2/01/22	No Opt. Call	A–	$1,775,054
2,600	5.000%, 2/01/23	No Opt. Call	A–	3,001,570
1,920	5.000%, 2/01/24	No Opt. Call	A–	2,248,570
1,700	5.000%, 2/01/25	No Opt. Call	A–	2,009,298
2,000	5.000%, 2/01/26	No Opt. Call	A–	2,384,540
1,500	5.000%, 2/01/27	No Opt. Call	A–	1,805,220

3,365	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory put 11/03/25) (Alternative Minimum Tax)	No Opt. Call	A–	3,471,368

5,875	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2015A-1, 3.375%, 7/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	6,316,800

6,490	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management, Inc. Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	6,818,589

3,675	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 5.000%, 11/01/17	No Opt. Call	A+	3,688,855

	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
260	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	279,604
125	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	134,425

20,655	California Statewide Communities Development Authority, Health Facility Revenue Bonds, Community Hospital of the Monterey Peninsula, Series 2012A, 1.870%, 6/01/23	12/17 at 100.00	N/R	20,722,955

765	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 5.000%, 7/01/24	No Opt. Call	A–	912,002

	California Statewide Communities Development Authority, Student Housing Revenue Bonds, University of California, Irvine East Campus Apartments, CHF-Irvine, LLC, Refunding Series 2016:
2,050	5.000%, 5/15/18	No Opt. Call	Baa1	2,101,927
1,000	5.000%, 5/15/19	No Opt. Call	Baa1	1,063,790
1,000	5.000%, 5/15/20	No Opt. Call	Baa1	1,099,170

1,485	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging-Fountainview Gonda, Series 2014B, 3.000%, 8/01/21	12/17 at 100.00	AA–	1,487,138

	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012:
2,260	4.000%, 1/01/18	No Opt. Call	BBB	2,272,837
2,350	5.000%, 1/01/19	No Opt. Call	BBB	2,429,195
2,470	5.000%, 1/01/20	No Opt. Call	BBB	2,611,210
2,590	5.000%, 1/01/21	No Opt. Call	BBB	2,791,139

3,510	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	12/17 at 100.00	B+	3,506,139

500	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/21	No Opt. Call	N/R	561,525

2,760	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2013B, 5.000%, 7/01/22	No Opt. Call	AA+	3,232,236

190	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AA+ (4)	196,114

NUVEEN	141

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$15,000	Los Angeles, California, General Obligation Bonds, Tax & Revenue Anticipation Notes, Series 2017, 5.000%, 6/28/18	No Opt. Call	SP-1+	$15,456,600

13,020	Metropolitan Water District of Southern California, Water Revenue Bonds, Refunding Series 2014C-2, 3.000%, 7/01/25 (Mandatory put 10/01/20)	7/20 at 100.00	AAA	13,649,517

2,700	New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2014A, 5.000%, 8/01/25 – BAM Insured	8/24 at 100.00	AA	3,257,442

4,700	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	BBB–	4,956,009

110	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	Aaa	129,521

3,535	Southern California Public Power Authority, Transmission Project Revenue Bonds, Southern Transmission Project, Subordinate Refunding Series 2015C, 5.000%, 7/01/24	No Opt. Call	AA–	4,319,381

	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A:
565	4.000%, 7/01/18	No Opt. Call	Baa1	575,650
1,315	5.000%, 7/01/19	No Opt. Call	Baa1	1,392,532
1,225	4.000%, 7/01/20	No Opt. Call	Baa1	1,299,149
1,130	5.000%, 7/01/22	No Opt. Call	Baa1	1,273,736
980	5.000%, 7/01/23	No Opt. Call	Baa1	1,120,160
158,660	Total California			166,104,738

	Colorado – 1.7%

2,750	Broomfield, Colorado, Sewer Activity Enterprise, Sewer and Wastewater Reclamation Revenue Bonds, Refunding Series 2012, 4.000%, 12/01/20	No Opt. Call	A2	2,955,507

	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017:
765	5.000%, 12/01/20	No Opt. Call	N/R	825,863
1,000	5.000%, 12/01/21	No Opt. Call	N/R	1,084,380
1,425	5.000%, 12/01/22	No Opt. Call	N/R	1,556,257

1,000	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, 5.000%, 6/01/20	No Opt. Call	BBB	1,084,960

7,245	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2014E, 5.000%, 11/15/24	5/24 at 100.00	AA	8,656,688

16,975	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D-3, 5.000%, 10/01/38 (Mandatory put 11/12/21)	No Opt. Call	BBB+	18,793,362

3,025	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.125%, 10/01/28	10/18 at 100.00	BBB+	3,171,894

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A:
7,575	5.000%, 2/01/19	No Opt. Call	BBB+	7,915,193
5,205	5.000%, 2/01/20	No Opt. Call	BBB+	5,582,362
4,830	5.000%, 2/01/21	No Opt. Call	BBB+	5,307,349

142	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
$300	3.000%, 6/01/18	No Opt. Call	A–	$303,201
500	4.000%, 6/01/19	No Opt. Call	A–	519,585
1,000	4.000%, 6/01/20	No Opt. Call	A–	1,056,810
2,000	5.000%, 6/01/21	No Opt. Call	A–	2,217,240
2,300	5.000%, 6/01/22	No Opt. Call	A–	2,592,238
500	5.000%, 6/01/23	No Opt. Call	A–	570,825

250	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 2.000%, 8/01/19 – AGM Insured	No Opt. Call	AA	253,670

	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A:
825	3.500%, 12/01/21	No Opt. Call	N/R	849,799
530	4.500%, 12/01/27	12/22 at 103.00	N/R	555,827

1,500	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/19	No Opt. Call	A	1,618,545

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Refunding Series 2015A:
1,060	5.000%, 9/01/19	No Opt. Call	A–	1,134,274
1,175	5.000%, 9/01/20	No Opt. Call	A–	1,293,428

	Gardens on Havana Metropolitan District 3, Arapahoe County, Colorado, Special Revenue Bonds, Refunding Series 2017A:
2,950	3.625%, 12/01/21	No Opt. Call	N/R	3,029,060
3,705	4.625%, 12/01/27	12/22 at 103.00	N/R	3,909,812

	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013:
1,000	5.000%, 12/01/17	No Opt. Call	N/R	1,004,880
1,000	5.000%, 12/01/18	No Opt. Call	N/R	1,031,730
72,390	Total Colorado			78,874,739

	Connecticut – 2.8%

19,085	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2015A, 1.375%, 7/01/35 (Mandatory put 7/11/18)	No Opt. Call	AAA	19,135,575

19,740	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2016A-1, 1.000%, 7/01/42 (Mandatory put 7/01/19)	No Opt. Call	AAA	19,695,388

4,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2017A-2, 5.000%, 7/01/42 (Mandatory put 7/01/22)	No Opt. Call	AAA	5,225,895

20,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2017B-2, 5.000%, 7/01/37 (Mandatory put 7/01/20)	No Opt. Call	AAA	22,082,200

25,660	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U1, 1.000%, 7/01/33 (Mandatory put 2/06/19)	No Opt. Call	AAA	25,620,740

18,100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U2, 1.000%, 7/01/33 (Mandatory put 2/06/19)	No Opt. Call	AAA	18,072,307

5,000	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes Series 2013A, 5.000%, 10/01/20	No Opt. Call	AA	5,514,700

NUVEEN	143

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut (continued)

$655	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	1/18 at 100.00	A–	$657,030

	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2014B:
1,915	4.000%, 8/01/19 – AGM Insured	No Opt. Call	AA	2,001,960
2,000	5.000%, 8/01/20 – AGM Insured	No Opt. Call	AA	2,184,740

875	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twenty-Ninth Series 2014, 5.000%, 8/01/22	No Opt. Call	AA–	1,017,082

	Stratford, Connecticut, General Obligation Bonds, Series 2014:
395	3.000%, 12/15/19	No Opt. Call	AA	408,489
525	5.000%, 12/15/21	No Opt. Call	AA	592,032

	West Haven, Connecticut, General Obligation Bonds, Series 2012:
2,095	5.000%, 8/01/22 – AGM Insured	No Opt. Call	AA	2,369,256
2,000	5.000%, 8/01/23 – AGM Insured	8/22 at 100.00	AA	2,257,640
1,000	5.000%, 8/01/25 – AGM Insured	8/22 at 100.00	AA	1,137,810
123,545	Total Connecticut			127,972,844

	Delaware – 0.2%

	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013:
1,810	5.000%, 7/01/18	No Opt. Call	BBB	1,847,576
1,905	5.000%, 7/01/19	No Opt. Call	BBB	1,993,278
2,000	5.000%, 7/01/20	No Opt. Call	BBB	2,137,220
275	5.000%, 7/01/21	No Opt. Call	BBB	299,178
5,990	Total Delaware			6,277,252

	District of Columbia – 1.3%

1,115	District of Columbia, Income Tax Secured Revenue Bonds, Series 2009D, 5.000%, 12/01/17	No Opt. Call	AAA	1,123,173

10,050	District of Columbia, Revenue Bonds, Georgetown University, Series 2001C, 5.250%, 4/01/34 (Mandatory put 4/01/23) (Pre-refunded 10/01/18)	10/18 at 100.00	A (4)	10,481,949

21,745	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2017, 5.000%, 10/01/18 (Alternative Minimum Tax)	No Opt. Call	AA–	22,603,058

	Washington Metropolitan Area Transit Authority, District of Columbia, Gross Revenue Bonds, Series 2016A:
22,365	5.000%, 7/01/18	No Opt. Call	AA–	23,050,264
3,000	4.000%, 7/01/19	7/18 at 100.00	AA–	3,069,600
58,275	Total District of Columbia			60,328,044

	Florida – 4.4%

	Broward County School Board, Florida, Certificates of Participation, Series 2015A:
2,535	5.000%, 7/01/19	No Opt. Call	Aa3	2,708,217
4,000	5.000%, 7/01/20	No Opt. Call	Aa3	4,409,560

	Broward County, Florida, Airport System Revenue Bonds, Series 2015A:
5,000	5.000%, 10/01/24 (Alternative Minimum Tax)	No Opt. Call	A+	5,899,850
5,000	5.000%, 10/01/25 (Alternative Minimum Tax)	No Opt. Call	A+	5,949,750
2,295	5.000%, 10/01/26 (Alternative Minimum Tax)	10/25 at 100.00	A+	2,706,195
4,110	5.000%, 10/01/27 (Alternative Minimum Tax)	10/25 at 100.00	A+	4,813,920

144	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Cape Coral, Florida, Utility Improvement Assessment Bonds, Refunding Various Areas Series 2017:
$740	1.400%, 9/01/18 – AGM Insured	No Opt. Call	AA	$741,436
990	1.650%, 9/01/19 – AGM Insured	No Opt. Call	AA	997,138
990	1.900%, 9/01/20 – AGM Insured	No Opt. Call	AA	1,006,305
1,005	2.000%, 9/01/21 – AGM Insured	No Opt. Call	AA	1,028,175
1,260	2.125%, 9/01/22 – AGM Insured	No Opt. Call	AA	1,286,044

	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1:
3,250	5.000%, 6/01/18	12/17 at 100.00	AA	3,273,270
5,030	5.000%, 6/01/20	12/19 at 100.00	AA	5,437,983
18,050	5.000%, 6/01/22	12/21 at 100.00	AA	20,601,548
3,775	5.000%, 6/01/25	12/24 at 100.00	AA	4,515,164

	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1:
3,840	5.000%, 6/01/18	No Opt. Call	AA	3,941,338
365	5.000%, 6/01/19	No Opt. Call	AA	388,254

	City of Orlando, Florida, Senior Tourist Development Tax Refunding Revenue Bonds, 6th Cent Contract Payments, Series 2017A:
2,000	5.000%, 11/01/29 – AGM Insured	11/27 at 100.00	AA	2,384,320
5,500	5.000%, 11/01/30 – AGM Insured	11/27 at 100.00	AA	6,529,435

6,600	Escambia County, Florida, Pollution Control Revenue Bonds, Gulf Power Company Project, Refunding Series 2003, 1.150%, 6/01/23 (Mandatory put 6/21/18)	No Opt. Call	A2	6,601,386

2,095	Escambia County, Florida, Pollution Control Revenue Bonds, Gulf Power Company, Refunding Series 1997, 2.100%, 7/01/22 (Mandatory put 4/11/19)	No Opt. Call	A2	2,113,918

5,880	Florida Municipal Power Agency, Power Supply Revenue Bonds, All Requirements Project, Refunding Series 2016A, 5.000%, 10/01/20	No Opt. Call	A+	6,532,092

2,655	Florida Municipal Power Agency, Revenue Bonds, Saint Lucie Project, Refunding Series 2011A, 5.000%, 10/01/20	No Opt. Call	A2	2,949,439

2,200	Hillsborough County School District, Florida, Sales Tax Revenue Refunding Bonds, Series 2015B, 5.000%, 10/01/20 – AGM Insured	No Opt. Call	AA	2,443,298

	Manatee County School District, Florida, Sales Tax Revenue Bonds, Series 2017:
1,000	5.000%, 10/01/21 – AGM Insured	No Opt. Call	AA	1,140,800
3,100	5.000%, 10/01/23 – AGM Insured	No Opt. Call	AA	3,662,278
2,525	5.000%, 10/01/25 – AGM Insured	No Opt. Call	AA	3,054,745
2,275	5.000%, 10/01/26 – AGM Insured	No Opt. Call	AA	2,773,612
2,000	5.000%, 10/01/27 – AGM Insured	4/27 at 100.00	AA	2,442,000
2,750	5.000%, 10/01/28 – AGM Insured	4/27 at 100.00	AA	3,327,802
2,300	5.000%, 10/01/29 – AGM Insured	4/27 at 100.00	AA	2,765,474

2,525	Manatee County, Florida, Revenue Bonds, Refunding & Improvement Series 2013, 5.000%, 10/01/20	No Opt. Call	AA+	2,805,426

355	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Baa2	364,912

NUVEEN	145

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Refunding Series 2014B:
$3,040	5.000%, 7/01/20	No Opt. Call	A	$3,338,224
2,275	5.000%, 7/01/21	No Opt. Call	A	2,564,653
1,775	5.000%, 7/01/22	No Opt. Call	A	2,041,498
4,000	5.000%, 7/01/23	No Opt. Call	A	4,682,520

	Miami-Dade County Industrial Development Authority, Florida, Solid Waste Revenue Bonds, Waste Management Inc. of Florida Projects 1 & 2, Series 2004:
3,725	3.750%, 12/01/18	No Opt. Call	A–	3,838,203
4,000	3.750%, 12/01/18	No Opt. Call	A–	4,121,560

2,770	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2015D, 5.000%, 2/01/20	No Opt. Call	A+	3,010,658

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition, Series 2010E:
1,705	5.000%, 4/01/18	No Opt. Call	AA–	1,739,475
1,790	5.000%, 4/01/19	No Opt. Call	AA–	1,894,787
1,880	5.000%, 4/01/20	No Opt. Call	AA–	2,057,528

3,675	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/17 – AGM Insured	No Opt. Call	AA	3,675,919

7,730	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.000%, 10/01/20	No Opt. Call	A	8,197,047

10,000	Orlando Utilities Commission, Florida, Utility System Revenue Bonds, Refunding Series 2017A, 5.000%, 10/01/27 (Mandatory put 10/01/20)	No Opt. Call	AA	11,093,400

915	Orlando-Orange County Expressway Authority, Florida, Senior Lien Revenue Bonds, Series 1988, 7.625%, 7/01/18 – AMBAC Insured (ETM)	No Opt. Call	A (4)	956,770

85	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/25 (Pre-refunded 10/01/21)	10/21 at 100.00	N/R (4)	97,487

4,915	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+	5,586,438

	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2014:
550	5.000%, 9/01/20	No Opt. Call	A+	607,937
500	5.000%, 9/01/22	No Opt. Call	A+	578,185
510	5.000%, 9/01/23	No Opt. Call	A+	599,398

2,360	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperative, Series 2007B, 5.350%, 3/15/42 (Mandatory put 5/01/18) – AMBAC Insured	No Opt. Call	A–	2,416,900

3,060	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015, 5.000%, 5/01/19	No Opt. Call	AA	3,244,946

1,620	South Florida Water Management District, Certificates of Participation, Series 2015, 5.000%, 10/01/19	No Opt. Call	AA	1,741,792

5,730	Tampa Bay, Florida, Regional Water Supply Authority, Utility System Revenue Bonds, Series 2015A, 5.000%, 10/01/26	10/25 at 100.00	AA+	6,991,058

	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
1,085	5.000%, 9/01/18	No Opt. Call	A+	1,124,320
3,475	5.000%, 9/01/19	No Opt. Call	A+	3,720,995
865	5.000%, 9/01/20	No Opt. Call	A+	953,931
770	5.000%, 9/01/21	No Opt. Call	A+	871,840

146	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$545	Tampa, Florida, Revenue Bonds, University of Tampa, Refunding Series 2015, 5.000%, 4/01/21	No Opt. Call	A–	$607,926

110	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 6.610%, 5/01/39	12/17 at 100.00	N/R	110,001

340	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (5)	5/19 at 100.00	N/R	266,135

115	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (5)	5/22 at 100.00	N/R	71,841

165	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.375%, 5/01/18 (6)	No Opt. Call	N/R	2

460	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (6)	5/18 at 100.00	N/R	289,349

280	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (6)	5/18 at 100.00	N/R	141,831

305	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (6)	5/18 at 100.00	N/R	3
185,120	Total Florida			204,829,641

	Georgia – 1.8%

2,780	Buford, Georgia, General Obligation Bonds, Series 2015, 4.000%, 1/01/19	No Opt. Call	Aa2	2,877,745

15,250	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Vogtle Plant, First Series 2008, 1.650%, 11/01/48 (Mandatory put 6/18/21)	No Opt. Call	A+	14,943,475

	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Vogtle Plant, First Series 2012:
7,000	1.850%, 12/01/49 (Mandatory put 8/22/19)	No Opt. Call	AA–	7,002,380
3,000	1.850%, 12/01/49 (Mandatory put 8/22/19)	No Opt. Call	AA–	3,001,020

3,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company, Fourth Series 1994, 2.200%, 10/01/32 (Mandatory put 4/02/19)	No Opt. Call	A+	3,019,350

3,000	Cobb County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Georgia Waste Management Project, Series 2004B, 1.875%, 4/01/33 (Mandatory put 10/01/19)	No Opt. Call	A–	3,028,680

1,515	DeKalb County, Georgia, Water and Sewerage Revenue Bonds, Refunding Second Resolution Series 2013, 5.000%, 10/01/22	No Opt. Call	Aa3	1,766,399

8,000	Floyd County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company Plant Hammond Project, First Series 2010, 2.350%, 7/01/22 (Mandatory put 12/11/20)	No Opt. Call	A+	8,097,280

20	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1991V, 6.600%, 1/01/18 – NPFG Insured	No Opt. Call	A+	20,280

2,105	Georgia State, General Obligation Bonds, Series 2009B, 4.000%, 1/01/21 (Pre-refunded 1/01/19)	1/19 at 100.00	AAA	2,182,759

11,440	Georgia State, General Obligation Bonds, Series 2009D, 5.000%, 5/01/20 (Pre-refunded 5/01/19)	5/19 at 100.00	AAA	12,161,978

55	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Refunding Series 1992N, 6.250%, 7/01/18 – NPFG Insured (ETM)	No Opt. Call	Aa1 (4)	57,218

2,000	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Scherer Plant, Series 2009, 2.350%, 10/01/48 (Mandatory put 12/11/20)	No Opt. Call	A+	2,024,320

NUVEEN	147

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$3,750	Monroe County Development Authority, Georgia, Pollution Control Revenue Bonds, Gulf Power Company – Scherer Project, First Series 2010-1, 1.400%, 6/01/49 (Mandatory put 9/19/19)	No Opt. Call	A2	$3,752,363

7,630	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/18	No Opt. Call	A	7,710,802

3,005	Municipal Gas Authority of Georgia, Gas Revenue Bonds, Gas Portfolio III Project, Series 2014U, 5.000%, 10/01/19	No Opt. Call	AA–	3,229,984

5,270	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Agnes Scott College, Refunding Series 2015B, 2.500%, 6/01/30 (Mandatory put 6/01/19)	3/19 at 100.00	A+	5,338,141

	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Refunding Series 2012C:
500	5.000%, 10/01/17	No Opt. Call	Baa2	500,095
580	5.000%, 10/01/20	No Opt. Call	Baa2	630,953
79,900	Total Georgia			81,345,222

	Hawaii – 1.0%

15,530	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc. and Subsidiary Projects, Series 2017A, 3.100%, 5/01/26 (Alternative Minimum Tax)	No Opt. Call	A–	15,816,528

	Hawaii State, General Obligation Bonds, Series 2011DZ:
6,295	5.000%, 12/01/18	No Opt. Call	AA+	6,590,550
120	5.000%, 12/01/18 (ETM)	No Opt. Call	N/R (4)	125,713

	Hawaii State, General Obligation Bonds, Series 2013EH:
3,165	5.000%, 8/01/21	No Opt. Call	AA+	3,611,012
6,840	5.000%, 8/01/21 (ETM)	No Opt. Call	N/R (4)	7,815,863
65	5.000%, 8/01/21 (ETM)	No Opt. Call	N/R (4)	74,274

2,600	Hawaii State, General Obligation Bonds, Series 2016FE, 5.000%, 10/01/20	No Opt. Call	AA+	2,896,088

1,490	Hawaiian Electric Company Inc. and Its Subsidiaries, Special Purpose Revenue Bonds, Department of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	1,557,646

5,740	Honolulu City and County, Hawaii, General Obligation Bonds, Refunding Series 2017D, 5.000%, 9/01/30	9/27 at 100.00	Aa1	7,050,614

2,150	Honolulu City and County, Hawaii, Wastewater System Revenue Bonds, First Bond Resolution, Refunding Senior Series 2015B, 5.000%, 7/01/26	7/25 at 100.00	Aa2	2,614,679
43,995	Total Hawaii			48,152,967

	Idaho – 0.4%

10,470	Idaho State, Tax Anticipation Notes, Series 2017, 4.000%, 6/29/18	No Opt. Call	SP-1+	10,707,983

9,240	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project, Refunding Series 2016, 2.750%, 10/01/24	No Opt. Call	BB+	8,961,599
19,710	Total Idaho			19,669,582

148	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois – 11.7%

	Adams County School District 172, Quincy, Illinois, General Obligation Bonds, Series 2016:
$600	3.000%, 2/01/18 – AGM Insured	No Opt. Call	AA	$603,456
250	4.000%, 2/01/19 – AGM Insured	No Opt. Call	AA	258,493
250	4.000%, 2/01/20 – AGM Insured	No Opt. Call	AA	264,050
250	4.000%, 2/01/21 – AGM Insured	No Opt. Call	AA	268,750
580	4.000%, 2/01/22 – AGM Insured	No Opt. Call	AA	630,483
1,290	5.000%, 2/01/25 – AGM Insured	No Opt. Call	AA	1,518,653
1,455	5.000%, 2/01/27 – AGM Insured	2/26 at 100.00	AA	1,710,527

1,015	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010, 5.000%, 11/01/20 (ETM)	11/18 at 100.00	BBB– (4)	1,077,372

2,645	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010, 5.125%, 11/01/25 (Pre-refunded 11/01/20)	11/20 at 100.00	BBB– (4)	2,953,142

423	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016, 2.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	421,257

	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
298	1.200%, 3/01/18 – BAM Insured	No Opt. Call	AA	297,836
320	1.500%, 3/01/19 – BAM Insured	No Opt. Call	AA	319,722
393	1.700%, 3/01/20 – BAM Insured	No Opt. Call	AA	392,568
238	1.700%, 3/01/20 – BAM Insured	No Opt. Call	AA	237,738
482	1.900%, 3/01/21 – BAM Insured	No Opt. Call	AA	481,470
297	2.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	295,776

19,250	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 6.750%, 12/01/30	12/27 at 100.00	N/R	23,154,285

1,405	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/17 – FGIC Insured	No Opt. Call	A	1,399,478

5,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2013A, 5.000%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	A	5,555,600

13,000	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2016B, 5.000%, 1/01/20	No Opt. Call	A	14,110,980

	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015B:
2,755	5.000%, 1/01/20	No Opt. Call	A	2,990,442
1,875	5.000%, 1/01/21	No Opt. Call	A	2,096,044

3,510	Chicago, Illinois, General Obligation Bonds, Modern Schools Across Chicago Program, Series 2007J, 5.000%, 12/01/21 – AMBAC Insured	12/17 at 100.00	BBB+	3,521,653

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C:
1,670	5.000%, 1/01/26	1/19 at 100.00	BBB+	1,722,071
2,395	5.000%, 1/01/27	1/19 at 100.00	BBB+	2,469,676

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
6,230	5.000%, 1/01/23	No Opt. Call	BBB+	6,895,239
7,230	5.000%, 1/01/24	No Opt. Call	BBB+	8,088,201
4,205	5.000%, 1/01/25	No Opt. Call	BBB+	4,732,013
1,840	5.000%, 1/01/26	No Opt. Call	BBB+	2,077,102

2,025	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.000%, 12/01/20	No Opt. Call	A+	2,193,439

NUVEEN	149

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Cook County High School District 212 Leyden, Illinois, General Obligation Bonds, Limited Tax Series 2016C:
$1,000	5.000%, 12/01/23 – BAM Insured	No Opt. Call	AA	$1,169,550
1,800	5.000%, 12/01/25 – BAM Insured	12/24 at 100.00	AA	2,103,372

	Cook County Township High School District 225 Northfield, Illinois, General Obligation Bonds, Series 2016A:
3,905	5.000%, 12/01/19	No Opt. Call	AAA	4,230,052
5,400	5.000%, 12/01/20	No Opt. Call	AAA	6,033,150
3,375	5.000%, 12/01/22	No Opt. Call	AAA	3,946,016

7,195	Cook County, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 11/15/17	No Opt. Call	AA–	7,230,759

4,750	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/22	11/20 at 100.00	AA–	5,211,937

3,315	Cook County, Illinois, General Obligation Bonds, Refunding Series 2011A, 5.000%, 11/15/18	No Opt. Call	AA–	3,449,622

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C:
3,445	5.000%, 11/15/27	11/22 at 100.00	AA–	3,796,390
3,000	5.000%, 11/15/33	11/22 at 100.00	AA–	3,238,680

	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A:
1,800	5.000%, 11/15/18	No Opt. Call	AA–	1,873,098
2,940	5.000%, 11/15/19	No Opt. Call	AA–	3,143,918

375	Huntley, Illinois, Special Tax Bonds, Special Service Area 10, Refunding Series 2017, 1.550%, 3/01/19 (WI/DD, Settling 10/18/17) – BAM Insured	No Opt. Call	AA	375,161

	Huntley, Illinois, Special Tax Bonds, Special Service Area 9, Refunding Series 2017:
725	1.550%, 3/01/19 (WI/DD, Settling 10/18/17) – BAM Insured	No Opt. Call	AA	725,312
760	1.800%, 3/01/20 (WI/DD, Settling 10/18/17) – BAM Insured	No Opt. Call	AA	760,585
795	2.000%, 3/01/21 (WI/DD, Settling 10/18/17) – BAM Insured	No Opt. Call	AA	795,087
835	2.200%, 3/01/22 (WI/DD, Settling 10/18/17) – BAM Insured	No Opt. Call	AA	835,768

10,695	Illinois Development Finance Authority, Revenue Bonds, St Vincent de Paul Center Project, Series 2000A, 1.875%, 11/15/39 (Mandatory put 3/01/19)	No Opt. Call	AA+	10,773,287

10,000	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 1998B, 1.650%, 7/01/25 (Mandatory put 2/01/19)	No Opt. Call	AA+	10,048,400

13,220	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 2001B-1, 1.100%, 7/01/36 (Mandatory put 2/15/18)	No Opt. Call	AA+	13,229,254

19,475	Illinois Finance Authority, Gas Supply Refunding Revenue Bonds, The Peoples Gas Light and Coke Company Project, Series 2010B, 1.875%, 2/01/33 (Mandatory put 8/01/20)	No Opt. Call	Aa3	19,681,630

11,300	Illinois Finance Authority, Midwestern Disaster Area Industrial Development Revenue Bonds, Cargill, Incorporated Project, Series 2012, 1.750%, 11/01/38 (Mandatory put 11/06/17)	No Opt. Call	A	11,302,712

1,010	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2014, 5.000%, 8/01/20	No Opt. Call	AA+	1,114,798

1,330	Illinois Finance Authority, Revenue Bonds, Alexian Brothers Health System, Refunding Series 2005B, 5.000%, 1/01/20 (Pre-refunded 4/14/18) – AGM Insured	4/18 at 100.00	A2 (4)	1,358,755

950	Illinois Finance Authority, Revenue Bonds, Alexian Brothers Health System, Series 2010, 5.000%, 2/15/21	2/20 at 100.00	A2	1,026,846

10,080	Illinois Finance Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2012E-1, 2.250%, 11/15/42 (Mandatory put 4/29/22)	No Opt. Call	AA+	10,267,286

150	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012:
$1,090	5.000%, 9/01/18	No Opt. Call	BBB–	$1,120,825
930	5.000%, 9/01/19	No Opt. Call	BBB–	983,066
8,665	5.000%, 9/01/27	9/22 at 100.00	BBB–	9,375,357

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
325	5.000%, 9/01/19	No Opt. Call	BBB–	343,545
770	5.000%, 9/01/20	No Opt. Call	BBB–	832,801
350	5.000%, 9/01/21	No Opt. Call	BBB–	385,606
625	5.000%, 9/01/22	No Opt. Call	BBB–	697,437
620	5.000%, 9/01/23	No Opt. Call	BBB–	698,994
2,240	5.000%, 9/01/24	No Opt. Call	BBB–	2,543,027
865	5.000%, 9/01/25	9/24 at 100.00	BBB–	972,770

2,055	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008B, 5.500%, 8/15/21 (Pre-refunded 8/15/18)	8/18 at 100.00	AA (4)	2,135,453

	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016:
2,500	5.000%, 12/01/21	No Opt. Call	A3	2,810,625
2,755	5.000%, 12/01/22	No Opt. Call	A3	3,144,805

	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Refunding Series 2016A:
855	5.000%, 7/01/21	No Opt. Call	A	958,865
1,000	5.000%, 7/01/23	No Opt. Call	A	1,158,790
920	5.000%, 7/01/24	No Opt. Call	A	1,081,506

1,175	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Series 2008A, 5.000%, 7/01/18	No Opt. Call	A	1,207,924

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A:
1,715	5.000%, 11/15/20	No Opt. Call	A	1,896,053
1,100	5.000%, 11/15/21	No Opt. Call	A	1,245,860

	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C:
4,145	5.000%, 2/15/20	No Opt. Call	BBB	4,444,020
5,605	5.000%, 2/15/21	No Opt. Call	BBB	6,152,889
5,395	5.000%, 2/15/22	No Opt. Call	BBB	6,034,631
4,000	5.000%, 2/15/23	No Opt. Call	BBB	4,544,400

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A:
1,185	5.000%, 11/15/17	No Opt. Call	A+	1,191,044
1,000	5.000%, 11/15/18	No Opt. Call	A+	1,041,910
1,190	5.000%, 11/15/20	No Opt. Call	A+	1,317,556

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2005:
875	5.000%, 8/15/18 – AGM Insured (ETM)	No Opt. Call	AA (4)	905,441
405	5.250%, 8/15/19 – AGM Insured (ETM)	No Opt. Call	AA (4)	436,521

830	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Refunding Series 2017C, 5.000%, 3/01/25	No Opt. Call	A+	972,046

	Illinois Finance Authority, Revenue Bonds, Swedish Covenant Hospital, Series 2016A:
1,000	5.000%, 8/15/19	No Opt. Call	BBB	1,056,380
1,400	5.000%, 8/15/21	No Opt. Call	BBB	1,539,034
1,000	5.000%, 8/15/22	No Opt. Call	BBB	1,113,280
1,000	5.000%, 8/15/24	No Opt. Call	BBB	1,134,920
2,000	5.000%, 8/15/25	No Opt. Call	BBB	2,280,700
3,000	5.000%, 8/15/26	No Opt. Call	BBB	3,437,850

NUVEEN	151

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2014A:
$1,045	5.000%, 10/01/19	No Opt. Call	AA+	$1,125,622
2,200	5.000%, 10/01/20	No Opt. Call	AA+	2,444,662

5,345	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/20	No Opt. Call	AA+	5,939,417

	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Refunding Series 2015A:
3,000	5.000%, 2/01/18	No Opt. Call	A1	3,040,350
3,000	5.000%, 2/01/19	No Opt. Call	A1	3,149,940
4,035	5.000%, 2/01/20	No Opt. Call	A1	4,369,945
10,820	5.000%, 2/01/21	No Opt. Call	A1	12,059,106
5,035	5.000%, 2/01/22	No Opt. Call	A1	5,728,873
2,600	5.000%, 2/01/25	No Opt. Call	A1	3,098,212

	Illinois State, General Obligation Bonds, February Series 2014:
655	5.000%, 2/01/19	No Opt. Call	BBB	678,646
1,390	5.000%, 2/01/20	No Opt. Call	BBB	1,469,286
4,175	5.000%, 2/01/22	No Opt. Call	BBB	4,522,443

3,320	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/21	No Opt. Call	BBB	3,558,476

	Illinois State, General Obligation Bonds, October Series 2016:
10,000	5.000%, 2/01/20	No Opt. Call	BBB	10,570,400
8,000	5.000%, 2/01/21	No Opt. Call	BBB	8,586,000

1,290	Illinois State, General Obligation Bonds, Refunding Series 2007B, 5.250%, 1/01/20	No Opt. Call	BBB	1,368,445

	Illinois State, General Obligation Bonds, Refunding Series 2010:
4,995	5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA	5,038,906
22,220	5.000%, 1/01/18	No Opt. Call	BBB	22,400,204
14,720	5.000%, 1/01/24	1/20 at 100.00	BBB	15,409,338

4,120	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/20	No Opt. Call	BBB	4,394,969

1,000	Illinois State, General Obligation Bonds, Series 2007A, 5.000%, 6/01/22 – AGM Insured	12/17 at 100.00	AA	1,019,800

	Illinois State, General Obligation Bonds, Series 2013:
4,120	5.000%, 7/01/21	No Opt. Call	BBB	4,449,971
3,075	5.500%, 7/01/25	7/23 at 100.00	BBB	3,445,630

	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Junior Lien Series 2013:
4,600	5.000%, 6/15/18	No Opt. Call	AA+	4,725,258
6,220	5.000%, 6/15/19	No Opt. Call	AA+	6,594,444

	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2014A:
1,615	5.000%, 12/01/20	No Opt. Call	AA–	1,803,099
1,750	5.000%, 12/01/21	No Opt. Call	AA–	2,004,537
2,100	5.000%, 12/01/22	No Opt. Call	AA–	2,449,881

11,910	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014D, 5.000%, 1/01/24	No Opt. Call	AA–	14,123,950

	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Refunding Series 2016:
2,500	5.000%, 1/01/26	No Opt. Call	AA+	3,025,725
5,030	5.000%, 1/01/27	1/26 at 100.00	AA+	6,024,783

152	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Kane, Cook and DuPage Counties School District 46, Elgin, Illinois, General Obligation Bonds, Refunding Series 2015C:
$1,000	4.000%, 1/01/18	No Opt. Call	AA–	$1,007,670
1,250	5.000%, 1/01/19	No Opt. Call	AA–	1,310,113

	LaSalle and Bureau Counties High School District 120 LaSalle-Peru, Illinois, General Obligation Bonds, School Building Series 2017:
980	5.000%, 12/01/21 – BAM Insured	No Opt. Call	AA	1,114,427
1,000	5.000%, 12/01/22 – BAM Insured	No Opt. Call	AA	1,156,930
1,035	5.000%, 12/01/23 – BAM Insured	No Opt. Call	AA	1,218,361
1,235	5.000%, 12/01/26 – BAM Insured	No Opt. Call	AA	1,496,672

1,900	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2009A, 0.000%, 12/01/22 – AGC Insured	12/18 at 79.62	AA	1,486,161

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
6,455	5.000%, 6/01/18	No Opt. Call	A	6,620,442
10,815	5.000%, 6/01/19	No Opt. Call	A	11,475,796
6,015	5.250%, 6/01/20	No Opt. Call	A	6,621,553
280	5.250%, 6/01/21	No Opt. Call	A	317,265

3,545	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	AA	3,877,273

2,975	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured	No Opt. Call	AA	3,194,109

	Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood Grove Special Service Areas 1, 3 & 4, Refunding Series 2017:
1,010	2.850%, 3/01/22 – BAM Insured	No Opt. Call	AA	1,031,250
1,135	3.200%, 3/01/24 – BAM Insured	No Opt. Call	AA	1,171,672
1,000	3.300%, 3/01/25 – BAM Insured	No Opt. Call	AA	1,033,370
1,260	3.450%, 3/01/26 – BAM Insured	No Opt. Call	AA	1,300,106
1,210	3.600%, 3/01/28 – BAM Insured	3/27 at 100.00	AA	1,245,949

	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Hospital Sisters Services, Inc. Obligated Group, Series 2017A:
2,365	5.000%, 2/15/26	No Opt. Call	AA–	2,802,998
3,500	5.000%, 2/15/27	No Opt. Call	AA–	4,166,120

	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
2,665	5.000%, 3/01/19	No Opt. Call	A	2,803,367
2,495	5.000%, 3/01/20	No Opt. Call	A	2,706,302
2,125	5.000%, 3/01/21	No Opt. Call	A	2,366,931
2,550	5.000%, 3/01/22	No Opt. Call	A	2,895,397

2,415	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012, 4.000%, 11/01/19	No Opt. Call	A+	2,548,066

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
1,090	5.750%, 6/01/26	6/18 at 100.00	AA	1,123,278
1,035	5.750%, 6/01/27	6/18 at 100.00	AA	1,066,454

	Winnebago-Boone Counties School District 205 Rockford, Illinois, General Obligation Bonds, Series 2013:
1,450	0.000%, 2/01/21	No Opt. Call	A+	1,350,588
6,220	0.000%, 2/01/22	No Opt. Call	A+	5,615,105
6,820	0.000%, 2/01/23	No Opt. Call	A+	5,950,723
505,951	Total Illinois			542,349,638

NUVEEN	153

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana – 4.2%

	Carmel Local Public Improvement Bond Bank, Indiana, Multipurpose Revenue Bonds, Series 2016:
$700	4.000%, 7/15/18	No Opt. Call	AA+	$716,492
750	5.000%, 1/15/19	No Opt. Call	AA+	788,250
1,215	5.000%, 7/15/19	No Opt. Call	AA+	1,299,965
1,000	5.000%, 1/15/20	No Opt. Call	AA+	1,087,810
815	5.000%, 7/15/20	No Opt. Call	AA+	901,178

	Hamilton Southeastern Consolidated School Building Corporation, Hamilton County, Indiana, First Mortgage Bonds, Refunding Series 2015D:
1,190	5.000%, 1/15/18	No Opt. Call	AA+	1,204,137
1,250	5.000%, 7/15/18	No Opt. Call	AA+	1,289,513
2,250	5.000%, 1/15/19	No Opt. Call	AA+	2,363,850
2,000	5.000%, 1/15/20	No Opt. Call	AA+	2,174,120
1,000	5.000%, 7/15/20	No Opt. Call	AA+	1,104,310

	Hobart Building Corporation, Indiana, First Mortgage Revenue Bonds, Refunding Series 2016:
1,515	3.000%, 1/15/18	No Opt. Call	AA+	1,523,984
1,655	4.000%, 7/15/19	No Opt. Call	AA+	1,735,996
1,890	3.000%, 1/15/20	No Opt. Call	AA+	1,960,440
1,540	4.000%, 7/15/20	No Opt. Call	AA+	1,649,263
1,590	4.000%, 1/15/21	No Opt. Call	AA+	1,720,730
2,200	5.000%, 1/15/22	No Opt. Call	AA+	2,504,744

1,800	Indiana Development Finance Authority, Solid Waste Disposal Revenue Refunding Bonds, Waste Management Inc. Project, Series 2001, 1.750%, 10/01/31 (Mandatory put 10/01/18) (Alternative Minimum Tax)	No Opt. Call	A–	1,807,974

360	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	B–	359,618

635	Indiana Finance Authority, Hospital Revenue Bonds, Beacon Health System Obligated Group, Series 2013A, 5.000%, 8/15/18	No Opt. Call	AA–	656,863

	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010:
1,495	5.000%, 3/01/19 (ETM)	No Opt. Call	N/R (4)	1,579,886
2,120	5.000%, 3/01/20 (ETM)	No Opt. Call	N/R (4)	2,316,715

	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
1,075	4.000%, 10/01/20	No Opt. Call	BBB+	1,151,067
435	4.000%, 10/01/21	No Opt. Call	BBB+	473,141
130	5.000%, 10/01/23	No Opt. Call	BBB+	151,726

	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Refunding Series 2012A:
865	5.000%, 5/01/19	No Opt. Call	AA–	916,710
765	5.000%, 5/01/20	No Opt. Call	AA–	837,369
2,000	5.000%, 5/01/21	No Opt. Call	AA–	2,252,400

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A:
370	5.000%, 10/01/17	No Opt. Call	AA	370,085
535	5.000%, 10/01/18	No Opt. Call	AA	556,357
375	5.000%, 10/01/19	No Opt. Call	AA	403,076
785	5.000%, 10/01/20	No Opt. Call	AA	868,869

154	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2015A:
$1,400	5.000%, 10/01/19	No Opt. Call	AA	$1,504,818
680	5.000%, 10/01/20	No Opt. Call	AA	751,590
590	5.000%, 10/01/23	No Opt. Call	AA	694,076
1,000	5.000%, 10/01/24	No Opt. Call	AA	1,191,230
1,800	5.000%, 10/01/25	10/24 at 100.00	AA	2,142,936
1,240	5.000%, 10/01/26	10/24 at 100.00	AA	1,473,579
800	5.000%, 10/01/27	10/24 at 100.00	AA	944,408

3,720	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-10, 1.500%, 11/01/27 (Mandatory put 5/01/20)	No Opt. Call	AA	3,715,908

3,370	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-4, 1.500%, 10/01/27 (Mandatory put 5/01/20)	No Opt. Call	AA+	3,366,293

260	Indiana State University Board of Trustees, Indiana State University Housing and Dining System Revenue Bonds, Series 2014, 4.000%, 4/01/22	No Opt. Call	AA–	287,027

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006:
1,630	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	AA–	1,749,593
3,690	5.500%, 1/01/20 – NPFG Insured	No Opt. Call	AA–	4,029,849

8,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/24 – NPFG Insured	No Opt. Call	AA–	9,624,000

10,200	Indianapolis, Indiana, Gas Utility Distribution System Revenue Bonds, Refunding 2nd Lien Series 2017A, 5.000%, 8/15/25	No Opt. Call	AA	12,386,064

	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A:
250	4.000%, 10/01/17	No Opt. Call	A	250,043
300	4.000%, 10/01/18	No Opt. Call	A	308,325
285	5.000%, 10/01/19	No Opt. Call	A	305,543
350	5.000%, 10/01/20	No Opt. Call	A	386,194
450	5.000%, 10/01/21	No Opt. Call	A	509,598
460	5.000%, 10/01/22	No Opt. Call	A	531,231
610	5.000%, 10/01/23	No Opt. Call	A	714,109
420	5.000%, 10/01/24	No Opt. Call	A	498,809
505	5.000%, 10/01/25	10/24 at 100.00	A	594,723
760	5.000%, 10/01/26	10/24 at 100.00	A	889,124

	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2016A:
1,910	5.000%, 10/01/21	No Opt. Call	A	2,162,960
4,400	5.000%, 10/01/22	No Opt. Call	A	5,075,620
10,000	5.000%, 10/01/23	No Opt. Call	A	11,725,200

	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A:
400	4.000%, 4/01/18	No Opt. Call	Baa3	403,780
550	3.000%, 4/01/19	No Opt. Call	Baa3	555,869

11,500	Mount Vernon, Indiana, Environmental Improvement Revenue Bonds, Southern Indiana Gas and Electric Company Project, Refunding Series 2015, 2.375%, 9/01/55 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	Aa3	11,666,405

1,000	Richmond Hospital Authority, Indiana, Revenue Bonds, Reid Hospital Project, Refunding Series 2015A, 5.000%, 1/01/22	No Opt. Call	A	1,120,470

NUVEEN	155

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$2,665	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company Project, Series 2008D, 2.050%, 4/01/25 (Mandatory put 6/01/21)	No Opt. Call	A–	$2,680,031

	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014:
250	4.000%, 2/01/18	No Opt. Call	A	252,335
520	4.000%, 2/01/19	No Opt. Call	A	538,002
800	5.000%, 2/01/20	No Opt. Call	A	862,752
640	5.000%, 2/01/21	No Opt. Call	A	709,171
1,595	4.000%, 2/01/24	No Opt. Call	A	1,784,821

7,500	Warrick County, Indiana, Environmental Improvement Revenue Bonds, Southern Indiana Gas and Electric Company, Series 2015, 2.375%, 9/01/55 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	Aa3	7,608,525

32,285	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2008, 1.850%, 6/01/44 (Mandatory put 10/01/19)	No Opt. Call	A1	32,459,662

10,000	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2015, 5.000%, 11/01/45 (Mandatory put 11/01/22) (Alternative Minimum Tax)	No Opt. Call	A1	11,407,600

10,320	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2016A, 5.000%, 3/01/46 (Mandatory put 3/01/23)	No Opt. Call	A1	11,819,393

	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Refunding Series 2014B:
2,020	3.000%, 7/15/19	No Opt. Call	AA–	2,088,640
1,240	4.000%, 1/15/20	No Opt. Call	AA–	1,320,253
178,670	Total Indiana			193,817,197

	Iowa – 0.8%

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,150	4.000%, 1/01/18 – AGM Insured (ETM)	No Opt. Call	AA (4)	1,159,039
1,330	5.000%, 1/01/19 – AGM Insured (ETM)	No Opt. Call	AA (4)	1,396,540
1,380	5.000%, 1/01/20 – AGM Insured (ETM)	No Opt. Call	AA (4)	1,500,198

1,245	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011, 5.000%, 1/01/22 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	AA (4)	1,397,712

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
9,730	5.000%, 12/01/19	No Opt. Call	B	10,068,215
7,270	5.500%, 12/01/22	12/18 at 100.00	B	7,431,539
4,900	5.250%, 12/01/25	12/23 at 100.00	B	5,198,214

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016:
2,000	5.875%, 12/01/26	6/18 at 105.00	B	2,119,500
4,775	5.875%, 12/01/27	6/19 at 105.00	B	5,091,678

3,330	Iowa State, Special Obligation Bonds, I-Jobs Program, Series 2009A, 5.000%, 6/01/18 (ETM)	No Opt. Call	AA (4)	3,422,008
37,110	Total Iowa			38,784,643

156	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas – 0.2%

	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
$165	5.000%, 1/01/20	No Opt. Call	AA–	$178,947
200	5.000%, 1/01/23	1/20 at 100.00	AA–	216,672

1,080	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/20 (ETM)	No Opt. Call	N/R (4)	1,174,316

1,295	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/23 (Pre-refunded 1/01/20)	1/20 at 100.00	N/R (4)	1,407,186

	Topeka Public Building Commission, Kansas, Revenue Bonds, Kansas Department of Administration – 10th and Jackson Projects, Series 2007A:
2,245	5.000%, 6/01/25 – NPFG Insured	6/18 at 102.00	A+	2,346,429
2,945	5.000%, 6/01/26 – NPFG Insured	6/18 at 102.00	A+	3,077,525

	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A:
625	4.000%, 9/01/18	No Opt. Call	A+	641,988
2,000	5.000%, 9/01/20	No Opt. Call	A+	2,211,280
10,555	Total Kansas			11,254,343

	Kentucky – 2.6%

18,500	Carroll County, Kentucky, Pollution Control Revenue Bonds, Kentucky Utilities Company Project, Refunding Series 2016A, 1.050%, 9/01/42 (Mandatory put 9/01/19)	No Opt. Call	A1	18,342,380

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A:
1,500	5.000%, 6/01/21	No Opt. Call	BBB	1,646,130
1,375	5.000%, 6/01/22	No Opt. Call	BBB	1,530,911
6,000	5.000%, 6/01/24	No Opt. Call	BBB	6,814,380
4,200	5.000%, 6/01/25	No Opt. Call	BBB	4,790,814

8,705	Kentucky Economic Development Finance Authority, Revenue Bonds, Catholic Health Initiatives, Refunding Series 2009B, 2.700%, 5/01/39 (Mandatory put 11/10/21)	No Opt. Call	BBB+	8,916,444

6,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 112, Refunding Series 2016B, 5.000%, 11/01/19	No Opt. Call	A1	6,450,360

3,750	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.000%, 6/01/18	No Opt. Call	A1	3,846,075

	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A:
5,025	5.000%, 12/01/19	No Opt. Call	BBB+	5,355,344
2,100	3.500%, 12/01/20	No Opt. Call	BBB+	2,194,206
3,025	5.000%, 12/01/23	6/22 at 100.00	BBB+	3,349,371
2,970	5.000%, 12/01/24	6/22 at 100.00	BBB+	3,268,158

4,000	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007A, 1.250%, 6/01/33 (Mandatory put 6/03/19)	No Opt. Call	A1	4,002,840

6,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Refunding Series 2007B, 1.250%, 6/01/33 (Mandatory put 6/03/19)	No Opt. Call	A1	6,504,615

13,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 1.350%, 11/01/27 (Mandatory put 5/01/18) (Alternative Minimum Tax)	No Opt. Call	A1	13,507,830

NUVEEN	157

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$10,000	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.500%, 10/01/33 (Mandatory put 4/01/19)	No Opt. Call	A1	$10,023,800

2,015	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2005A, 2.200%, 2/01/35 (Mandatory put 8/01/19)	8/19 at 100.00	A1	2,042,364

	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011:
1,025	5.000%, 3/01/18	No Opt. Call	A3	1,040,836
2,670	5.250%, 3/01/19	No Opt. Call	A3	2,811,110
1,135	6.000%, 3/01/20	No Opt. Call	A3	1,253,846
1,205	6.000%, 3/01/21	No Opt. Call	A3	1,377,122

3,090	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 1.350%, 11/01/27 (Mandatory put 5/01/18) (Alternative Minimum Tax)	No Opt. Call	A1	3,091,792

3,250	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2002A, 1.050%, 9/01/26 (Mandatory put 3/01/18)	No Opt. Call	A1	3,249,675

3,875	Warren County, Kentucky, Hospital Refunding Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2013, 5.000%, 4/01/23	No Opt. Call	A+	4,385,841
115,415	Total Kentucky			119,796,244

	Louisiana – 4.9%

14,075	De Soto Parrish, Louisiana, Pollution Control Revenue Bonds, Southwestern Electric Power Company Project, Refunding Series 2010, 1.600%, 1/01/19	No Opt. Call	A–	14,084,712

2,140	East Baton Rouge Parish, Louisiana, Sales Tax Revenue Bonds, Road & Street Improvement, Refunding Series 2015, 5.000%, 8/01/22	No Opt. Call	AA–	2,464,360

9,385	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Variable Rate Demand Obligation Series 2011A, 1.369%, 2/01/46 (Mandatory put 8/01/18) (1-Month LIBOR* 70% reference rate + 0.50% spread), (11)	2/18 at 100.00	AA	9,381,246

	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Bonds, Refunding Series 2014:
2,500	5.000%, 7/15/19	No Opt. Call	AA+	2,667,975
2,070	5.000%, 7/15/20	No Opt. Call	AA+	2,278,697

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2015:
1,745	5.000%, 6/01/18	No Opt. Call	A1	1,790,335
2,350	5.000%, 6/01/19	No Opt. Call	A1	2,497,298
2,095	5.000%, 6/01/20	No Opt. Call	A1	2,296,623
2,000	5.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	2,258,340
2,100	5.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	2,425,731

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2016A:
33,375	5.000%, 6/01/23	No Opt. Call	A1	39,050,085
9,000	5.000%, 6/01/24	No Opt. Call	A1	10,689,210

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Parish Road Improvements Project, Series 2015:
1,545	5.000%, 8/01/19	No Opt. Call	AA	1,649,488
2,245	5.000%, 8/01/24	No Opt. Call	AA	2,668,429

158	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$350	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Livingston Parish North Park Project, Series 2008, 6.100%, 10/01/19	10/18 at 100.00	A+	$366,926

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
2,700	6.500%, 12/15/17 (6)	No Opt. Call	N/R	1,754,730
435	6.000%, 12/15/37 (6)	12/17 at 100.00	N/R	282,706

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Woman’s Hospital Foundation Project, Refunding Series 2017A:
1,000	3.000%, 10/01/22	No Opt. Call	A	1,054,610
1,800	5.000%, 10/01/23	No Opt. Call	A	2,100,816
1,070	5.000%, 10/01/24	No Opt. Call	A	1,263,135
1,500	4.000%, 10/01/25	No Opt. Call	A	1,674,435

	Louisiana Public Facilities Authority, Revenue Bonds, Hurricane Recovery Program, Refunding Series 2014:
1,785	5.000%, 6/01/19	No Opt. Call	A1	1,895,492
5,015	5.000%, 6/01/20	No Opt. Call	A1	5,488,165

1,040	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017, 5.000%, 5/15/22	No Opt. Call	A3	1,189,032

	Louisiana Public Facilities Authority, Revenue Bonds, Tulane University, Refunding Series 2016A:
1,180	5.000%, 12/15/20	No Opt. Call	A	1,305,941
1,530	5.000%, 12/15/21	No Opt. Call	A	1,732,771

	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology Foundation, Inc. – Student Housing Project, Refunding Series 2014:
585	5.000%, 9/01/21 – AGM Insured	No Opt. Call	AA	662,132
580	5.000%, 9/01/22 – AGM Insured	No Opt. Call	AA	669,111
1,445	5.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	1,697,413
1,565	5.000%, 9/01/24 – AGM Insured	No Opt. Call	AA	1,862,209

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
620	5.000%, 7/01/18	No Opt. Call	AA–	638,228
1,600	5.000%, 7/01/19	No Opt. Call	AA–	1,705,856
1,115	5.000%, 7/01/20	No Opt. Call	AA–	1,226,288
7,245	5.000%, 7/01/26	7/23 at 100.00	AA–	8,436,006

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Second Lien Series 2017C:
2,500	5.000%, 5/01/29	11/27 at 100.00	AA	3,065,950
3,000	5.000%, 5/01/30	11/27 at 100.00	AA	3,653,160
3,070	5.000%, 5/01/31	11/27 at 100.00	AA	3,714,025

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Refunding Series 2012A-1:
80	5.000%, 5/01/19	No Opt. Call	AA	85,005
85	5.000%, 5/01/20	No Opt. Call	AA	93,415
3,560	5.000%, 5/01/21	No Opt. Call	AA	4,028,852

7,000	Louisiana State, General Obligation Bonds, Refunding Series 2014C, 5.000%, 8/01/22	No Opt. Call	AA–	8,121,540

	Louisiana State, General Obligation Bonds, Series 2012A:
10,000	5.000%, 8/01/19	No Opt. Call	Aa3	10,709,800
900	5.000%, 8/01/19 (ETM)	No Opt. Call	N/R (4)	965,277

6,000	Louisiana State, General Obligation Bonds, Series 2014A, 5.000%, 2/01/20	No Opt. Call	AA–	6,530,760

6,245	Louisiana State, General Obligation Bonds, Series 2015A, 5.000%, 5/01/23	No Opt. Call	AA–	7,347,867

NUVEEN	159

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012:
$2,860	5.000%, 12/01/19	No Opt. Call	AA–	$3,087,141
2,500	5.000%, 12/01/20	No Opt. Call	AA–	2,775,625
3,600	5.000%, 12/01/21	No Opt. Call	AA–	4,099,032

	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015:
750	4.000%, 12/01/17	No Opt. Call	AA–	754,005
885	4.000%, 12/01/18	No Opt. Call	AA–	914,329
1,025	4.000%, 12/01/19	No Opt. Call	AA–	1,084,522
1,500	5.000%, 12/01/20	No Opt. Call	AA–	1,665,375
2,000	5.000%, 12/01/21	No Opt. Call	AA–	2,277,240

7,900	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A+	8,752,015

1,000	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/18	No Opt. Call	A	1,025,620

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015:
1,000	5.000%, 6/01/24	No Opt. Call	A	1,182,490
525	5.000%, 6/01/26	6/25 at 100.00	A	620,051

1,100	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/19	No Opt. Call	A–	1,184,414

6,410	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	6,779,601

2,295	Shreveport, Louisiana, General Obligation Bonds, Series 2014, 5.000%, 9/01/21	No Opt. Call	A+	2,596,678

	Shreveport, Louisiana, Revenue Bonds, Independence Stadium Project, Refunding Series 2016:
580	5.000%, 3/01/19 – BAM Insured	No Opt. Call	AA	610,195
1,000	3.000%, 3/01/21 – BAM Insured	No Opt. Call	AA	1,046,790
1,000	5.000%, 3/01/22 – BAM Insured	No Opt. Call	AA	1,139,560

	Terrebonne Levee and Conservation District, Louisiana, Public Improvement Sales Tax Bonds, Series 2013:
1,710	5.000%, 7/01/21	No Opt. Call	A+	1,909,779
1,680	5.000%, 7/01/22	No Opt. Call	A+	1,907,119
204,545	Total Louisiana			226,935,763

	Maryland – 1.8%

6,240	Baltimore County, Maryland, General Obligation Bonds, Refunding Consolidated Public Improvement Series 2009, 5.000%, 8/01/18	No Opt. Call	AAA	6,452,909

5,000	Maryland Economic Development Corporation, Revenue Bonds, Constellation Energy Group, Inc. Projects, Adjustable Mode, Refunding Series 2006B, 2.550%, 12/01/25 (Mandatory put 6/01/20)	No Opt. Call	BBB	4,998,250

	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland, College Park Project, Refunding Series 2016:
835	4.000%, 6/01/18 – AGM Insured	No Opt. Call	AA	851,566
675	4.000%, 6/01/19 – AGM Insured	No Opt. Call	AA	706,975
660	4.000%, 6/01/20 – AGM Insured	No Opt. Call	AA	707,335
725	4.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	792,773

160	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
$540	5.000%, 7/01/21	No Opt. Call	BBB	$608,753
1,000	5.000%, 7/01/22	No Opt. Call	BBB	1,147,180
250	5.000%, 7/01/23	No Opt. Call	BBB	290,878
500	5.000%, 7/01/24	No Opt. Call	BBB	587,775

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2014:
6,190	5.000%, 7/01/18	No Opt. Call	BBB	6,363,877
4,000	5.000%, 7/01/19	No Opt. Call	BBB	4,245,880

5,155	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Second Series 2008, 5.000%, 7/15/18	No Opt. Call	AAA	5,321,764

13,530	Maryland State, General Obligation Bonds, State & Local Facilities Loan, Third Series 2009C, 5.000%, 11/01/17	No Opt. Call	AAA	13,581,008

27,740	Maryland State, General Obligation Bonds, State and Local Facilities Loan, Second Series 2015A-2, 5.000%, 8/01/20	No Opt. Call	AAA	30,782,523

1,845	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 45 Series 2017C-3, 2.500%, 11/01/24 (WI/DD, Settling 11/01/17)	5/20 at 100.00	BB	1,849,317

1,270	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 70 Series 2017C-2, 3.000%, 11/01/25 (WI/DD, Settling 11/01/17)	5/20 at 100.00	BB	1,274,877

845	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, TEMPS 85 Series 2017C-1, 3.500%, 11/01/26 (WI/DD, Settling 11/01/17)	5/20 at 100.00	BB	848,219
77,000	Total Maryland			81,411,859

	Massachusetts – 1.6%

	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A:
595	5.000%, 7/01/19	No Opt. Call	BBB–	623,096
375	5.000%, 7/01/20	No Opt. Call	BBB–	400,211
555	5.000%, 7/01/21	No Opt. Call	BBB–	601,104
690	5.000%, 7/01/22	No Opt. Call	BBB–	755,847
625	5.000%, 7/01/23	No Opt. Call	BBB–	691,650
735	5.000%, 7/01/24	No Opt. Call	BBB–	819,503
795	5.000%, 7/01/25	7/24 at 100.00	BBB–	879,008

5,090	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East, Series 2009C, 6.250%, 11/15/32	5/19 at 100.00	AA–	5,484,984

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Refunding Series 2009A:
760	5.000%, 11/15/18	No Opt. Call	AAA	794,618
310	5.000%, 11/15/18 (ETM)	No Opt. Call	N/R (4)	324,325

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series 2010C:
1,815	5.000%, 7/01/18	No Opt. Call	BBB–	1,864,459
1,000	5.000%, 7/01/19	No Opt. Call	BBB–	1,060,580
1,000	5.000%, 7/01/20	No Opt. Call	BBB–	1,091,270

NUVEEN	161

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$4,100	Massachusetts Health and Educational Facilities Authority, Variable Rate Demand Revenue Bonds, University of Massachusetts Issue, Series 2000A, 1.150%, 11/01/30 (Mandatory put 4/01/19)	No Opt. Call	Aa2	$4,103,526

20,105	Massachusetts State, General Obligation Bonds, Consolidated Loan Series 2014D-1, 1.050%, 8/01/43 (Mandatory put 7/01/20)	No Opt. Call	Aa1	19,944,964

12,900	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2002C, 5.500%, 11/01/17 – AGM Insured	No Opt. Call	Aa1	12,954,567

3,200	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2015C, 5.000%, 7/01/19	No Opt. Call	Aa1	3,422,144

14,000	Massachusetts State, General Obligation Bonds, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	Aa1	16,645,440

2,420	Norwood, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2009A, 4.000%, 8/15/18	No Opt. Call	AA+	2,484,130
71,070	Total Massachusetts			74,945,426

	Michigan – 1.7%

1,500	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation Bonds, Building Authority Stadium Refunding Series 2012, 5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA	1,595,040

1,780	Lake Orion Community School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2012, 4.000%, 5/01/18	No Opt. Call	AA–	1,810,705

	Marquette, Michigan, Electric Utility System Revenue Bonds, Refunding Series 2016A:
1,100	5.000%, 7/01/20	No Opt. Call	A	1,204,775
1,100	5.000%, 7/01/21	No Opt. Call	A	1,237,907

4,575	Michigan Finance Authority, Revenue Bonds, Ascension Senior Credit Group, Refunding Series 2016E-1, 1.100%, 11/15/46 (Mandatory put 8/15/19)	No Opt. Call	AA+	4,564,203

8,790	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/21	7/18 at 100.00	AAA	9,061,963

3,195	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/17	No Opt. Call	AA+	3,211,934

18,555	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010F-1, 2.000%, 11/15/47 (Mandatory put 5/30/18)	No Opt. Call	AA+	18,659,650

185	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009B-2, 4.375%, 10/01/19	10/18 at 100.00	AA	186,563

6,030	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/20	11/19 at 100.00	AA+	6,513,365

1,605	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/21 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa1 (4)	1,719,003

8,000	Michigan Strategic Fund, Limited Obligation Pollution Control Revenue Refunding Bonds, Detroit Edison Company, Series 1995CC, 1.450%, 9/01/30 (Mandatory put 9/01/21)	No Opt. Call	Aa3	7,898,240

8,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Edison Project, Refunding Series 2008ET-2, 1.450%, 8/01/29 (Mandatory put 9/01/21)	No Opt. Call	Aa3	7,898,240

	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, Refunding Series 2012A:
1,100	4.000%, 5/01/19	No Opt. Call	Aa1	1,148,323
1,000	5.000%, 5/01/21	No Opt. Call	Aa1	1,125,700

162	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General Obligation Bonds, School Building & Site Series 2013A:
$765	5.000%, 5/01/19	No Opt. Call	Aa3	$810,609
1,000	5.000%, 5/01/20	No Opt. Call	Aa3	1,093,350

2,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D, 5.000%, 9/01/22	No Opt. Call	A1	2,882,400

4,975	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011, 5.000%, 5/01/19	No Opt. Call	Aa1	5,271,609
75,755	Total Michigan			77,893,579

	Minnesota – 0.4%

	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A:
745	4.000%, 2/01/23	2/20 at 100.00	AA+	793,000
1,615	5.000%, 2/01/25	2/20 at 100.00	AA+	1,751,887
1,690	5.000%, 2/01/26	2/20 at 100.00	AA+	1,832,399

1,680	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014A, 5.000%, 1/01/24	No Opt. Call	A+	1,998,847

4,000	Minnesota State, General Obligation Bonds, State Trunk Highway Series 2009E, 4.500%, 8/01/18	No Opt. Call	AAA	4,118,080

895	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2013A, 5.000%, 1/01/23	No Opt. Call	A–	1,039,444

5,000	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2017, 5.000%, 1/01/21 (WI/DD, Settling 10/03/17)	No Opt. Call	A–	5,579,000

2,870	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System, Refunding Series 2014B, 5.000%, 5/01/22	No Opt. Call	A1	3,307,445
18,495	Total Minnesota			20,420,102

	Mississippi – 0.5%

20,860	Mississippi Business Finance Corporation, Revenue Bonds, Mississippi Power Company Project, First Series 2010, 1.625%, 12/01/40 (Mandatory put 1/12/18)	No Opt. Call	BBB+	20,884,198

3,680	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2015A, 5.000%, 9/01/24	No Opt. Call	BBB+	4,278,258
24,540	Total Mississippi			25,162,456

	Missouri – 1.4%

	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson Shoppes Redevelopment Project, Refunding Series 2017A:
745	3.000%, 11/01/20	No Opt. Call	N/R	753,337
765	4.000%, 11/01/22	No Opt. Call	N/R	798,262
755	4.000%, 11/01/23	No Opt. Call	N/R	783,078

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A:
300	5.000%, 3/01/19	No Opt. Call	BBB–	314,109
325	5.000%, 3/01/20	No Opt. Call	BBB–	348,605

NUVEEN	163

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

	Metropolitan St. Louis Sewerage District, Missouri, Wastewater System Revenue Bonds, Series 2011B:
$2,520	4.000%, 5/01/23	5/21 at 100.00	AAA	$2,761,870
2,695	4.000%, 5/01/24	5/21 at 100.00	AAA	2,941,727

	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013:
550	5.000%, 5/01/19	No Opt. Call	BBB+	579,304
440	5.000%, 5/01/20	No Opt. Call	BBB+	476,269
1,000	5.000%, 5/01/21	No Opt. Call	BBB+	1,108,390
2,545	4.000%, 5/01/22	No Opt. Call	BBB+	2,763,234
1,320	5.000%, 5/01/23	No Opt. Call	BBB+	1,516,627

	Missouri Joint Municipal Electric Utility Commission, Power Project Revenue Bonds, Plum Point Project, Refunding Series 2014A:
2,420	5.000%, 1/01/25	No Opt. Call	A	2,882,752
5,000	5.000%, 1/01/26	1/25 at 100.00	A	5,871,650

765	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2013, 5.000%, 7/01/18	No Opt. Call	A–	786,963

	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2015:
1,700	5.000%, 7/01/20	No Opt. Call	A–	1,861,925
1,725	5.000%, 7/01/21	No Opt. Call	A–	1,937,899
1,000	5.000%, 7/01/22	No Opt. Call	A–	1,144,230
1,085	5.000%, 7/01/23	No Opt. Call	A–	1,261,757

12,055	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A	12,450,886

20,000	Saint Louis, Missouri, General Fund Revenue Bonds, Tax & Revenue Anticipation Notes Series 2017, 3.000%, 6/01/18	No Opt. Call	SP-1+	20,282,800
59,710	Total Missouri			63,625,674

	Montana – 0.6%

26,700	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2016, 2.000%, 8/01/23	No Opt. Call	A2	26,460,501

	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefis Health System Obligated Group, Refunding Series 2016:
365	5.000%, 2/15/19	No Opt. Call	A–	383,235
1,295	5.000%, 2/15/21	No Opt. Call	A–	1,443,161
28,360	Total Montana			28,286,897

	Nebraska – 1.1%

4,550	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014, 5.000%, 5/15/21	No Opt. Call	BBB+	5,076,526

	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015:
925	4.000%, 11/01/18	No Opt. Call	A–	952,010
1,000	5.000%, 11/01/22	No Opt. Call	A–	1,146,180

	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012:
600	4.000%, 6/15/18	No Opt. Call	AA–	612,606
830	5.000%, 6/15/19	No Opt. Call	AA–	884,456

164	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nebraska (continued)

	Lancaster County School District 1, Lincoln, Nebraska, General Obligation Bonds, Refunding Series 2009:
$3,220	3.000%, 1/15/18	No Opt. Call	AAA	$3,239,964
2,520	3.000%, 1/15/19	No Opt. Call	AAA	2,585,873

1,000	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 3.500%, 11/01/27	11/21 at 100.00	A–	1,023,600

1,720	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2, 5.000%, 1/01/24	1/22 at 100.00	A+	1,967,250

1,645	Papio-Missouri River Natural Resources District, Nebraska, Flood Protection and Water Quality Enhancement Revenue Bonds, Series 2017, 5.000%, 12/15/22	6/22 at 100.00	AA–	1,902,410

	Public Power Generation Agency, Nebraska, Whelan Energy Center Unit 2 Revenue Bonds, Refunding Series 2015A:
6,340	5.000%, 1/01/18	No Opt. Call	A2	6,402,639
2,125	5.000%, 1/01/19	No Opt. Call	A2	2,224,471
2,500	5.000%, 1/01/20	No Opt. Call	A2	2,703,750

3,130	University of Nebraska Facilities Corporation, UNMC Cancer Center Bonds, Series 2014A, 5.000%, 2/15/21	No Opt. Call	Aa1	3,520,311

17,560	Washington County, Nebraska, Wastewater and Solid Waste Disposal Facilities Revenue Bonds, Cargill Inc. Project, Variable Rate Demand Series 2012, 2.375%, 9/01/30 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	A	17,986,884
49,665	Total Nebraska			52,228,930

	Nevada – 0.5%

	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
1,000	5.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	A+	1,099,240
2,000	5.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	A+	2,261,700

3,750	Clark County, Nevada, Pollution Control Revenue Bonds, Nevada Power Company Project, Refunding Series 2017, 1.600%, 1/01/36 (Mandatory put 5/21/20)	No Opt. Call	A+	3,764,625

1,825	Humboldt County, Nevada, Pollution Control Revenue Bonds, Sierra Pacific Power Company Projects, Refunding Series 2016A, 1.250%, 10/01/29 (Mandatory put 6/03/19)	No Opt. Call	A+	1,825,694

5,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/24	6/21 at 100.00	Aa1	5,647,450

155	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013, 4.000%, 6/01/18	No Opt. Call	N/R	156,127

10,000	Washoe County, Nevada, Gas Facilities Revenue Bonds, Sierra Pacific Power Company Projects, Refunding Series 2016A, 1.500%, 8/01/31 (Mandatory put 6/03/19) (Alternative Minimum Tax)	No Opt. Call	A+	9,953,000
23,730	Total Nevada			24,707,836

	New Hampshire – 0.2%

	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Series 2016:
450	5.000%, 10/01/18	No Opt. Call	Baa1	465,291
600	5.000%, 10/01/19	No Opt. Call	Baa1	638,568
1,265	5.000%, 10/01/20	No Opt. Call	Baa1	1,381,355
1,185	5.000%, 10/01/21	No Opt. Call	Baa1	1,320,931
3,500	Total New Hampshire			3,806,145

NUVEEN	165

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey – 5.3%

$3,890	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	12/17 at 100.00	A	$3,959,047

1,950	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)	No Opt. Call	BBB–	2,134,275

	Millville, New Jersey, General Obligation Bonds, Improvement Series 2011:
1,445	5.000%, 11/01/19 – AGM Insured	No Opt. Call	AA	1,556,670
920	5.000%, 11/01/20 – AGM Insured	No Opt. Call	AA	1,022,028

	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
8,510	5.000%, 6/15/18	No Opt. Call	BBB+	8,700,369
5,000	5.000%, 6/15/19	No Opt. Call	BBB+	5,260,700
245	4.000%, 6/15/19	No Opt. Call	BBB+	253,671
10,990	5.000%, 6/15/20	No Opt. Call	BBB+	11,840,516
2,825	5.000%, 6/15/21	No Opt. Call	BBB+	3,106,850
1,425	5.000%, 6/15/22	No Opt. Call	BBB+	1,591,027
520	5.000%, 6/15/22	No Opt. Call	AA	586,160
6,565	5.000%, 6/15/23	6/22 at 100.00	BBB+	7,271,460
4,520	5.000%, 6/15/24	6/22 at 100.00	BBB+	4,980,272
8,570	5.000%, 6/15/25	6/22 at 100.00	BBB+	9,383,122
6,000	5.000%, 6/15/26	6/22 at 100.00	BBB+	6,529,800
775	4.250%, 6/15/27	6/22 at 100.00	BBB+	803,047

3,195	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.375%, 7/01/30	7/27 at 100.00	BBB+	3,115,476

25,320	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2015XX, 5.000%, 6/15/21	No Opt. Call	A–	27,791,738

17,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2016BBB, 5.000%, 6/15/22	No Opt. Call	A–	18,858,440

	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit Corporation Projects, Refunding Series 2017B:
5,000	5.000%, 11/01/20	No Opt. Call	A–	5,439,150
5,000	5.000%, 11/01/21	No Opt. Call	A–	5,523,100

2,010	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University Issue, Series 2007A, 5.250%, 7/01/21 – NPFG Insured	No Opt. Call	AA	2,132,087

350	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	387,636

	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
4,060	5.000%, 7/01/18	No Opt. Call	BB+	4,140,104
4,260	5.000%, 7/01/19	No Opt. Call	BB+	4,447,227

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack University Medical Center, Refunding Series 2010B:
1,880	5.000%, 1/01/20 (ETM)	No Opt. Call	N/R (4)	2,047,282
1,155	5.000%, 1/01/20 (ETM)	No Opt. Call	A+ (4)	1,257,772

410	New Jersey Highway Authority, Senior Revenue Bonds, Garden State Parkway, Series 1989, 6.000%, 1/01/19 – NPFG Insured (ETM)	No Opt. Call	Aaa	425,510

10,000	New Jersey Transit Corporation, Grant Anticipation Notes, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Series 2014A, 5.000%, 9/15/18	No Opt. Call	A	10,322,400

166	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-2:
$25,000	5.000%, 6/15/21	6/18 at 100.00	A+	$25,660,750
7,500	5.000%, 6/15/24	6/18 at 100.00	A+	7,675,650

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D:
5,090	5.000%, 12/15/17	No Opt. Call	A–	5,130,975
9,750	5.000%, 12/15/18	No Opt. Call	A–	10,146,922

6,135	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/19	No Opt. Call	A+	6,436,351

1,125	Parsippany-Troy Hills Township, New Jersey, General Obligation Bonds, Refunding Series 2012, 4.000%, 7/15/20	No Opt. Call	AA	1,212,784

1,700	Passaic Valley Sewer Commissioners, New Jersey, Sewer Revenue Bonds, Series 2010G, 5.750%, 12/01/22	No Opt. Call	A3	2,019,991

4,215	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	4,571,167

	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding Series 2012Q:
3,080	3.000%, 1/01/18	No Opt. Call	Baa1	3,091,981
4,850	3.000%, 1/01/19	No Opt. Call	Baa1	4,916,397

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
6,710	5.000%, 6/01/18	12/17 at 100.00	Aa1	6,793,607
4,150	4.500%, 6/01/23	12/17 at 100.00	BBB+	4,153,942
10,475	4.625%, 6/01/26	12/17 at 100.00	BBB	10,484,951
233,570	Total New Jersey			247,162,404

	New Mexico – 2.3%

11,060	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan and Four Corners Projects, Refunding Series 2016A, 1.875%, 4/01/33 (Mandatory put 10/01/21)	No Opt. Call	BBB+	11,015,428

26,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan and Four Corners Projects, Refunding Series 2016B, 1.875%, 4/01/33 (Mandatory put 10/01/21)	No Opt. Call	BBB+	25,895,220

3,500	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Refunding Series 2010B, 2.125%, 6/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB+	3,521,245

7,285	Farmington, New Mexico, Pollution Control Revenue Bonds, Southern California Edison Company – Four Corners Project, Refunding Series 2005A, 1.875%, 4/01/29 (Mandatory put 4/01/20)	No Opt. Call	Aa3	7,369,870

10,100	Farmington, New Mexico, Pollution Control Revenue Bonds, Southern California Edison Company – Four Corners Project, Refunding Series 2005B, 1.875%, 4/01/29 (Mandatory put 4/01/20)	No Opt. Call	Aa3	10,230,189

15,355	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	A1	16,331,578

NUVEEN	167

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico (continued)

	San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds, Refunding Series 2015A:
$845	4.000%, 6/15/18	No Opt. Call	A+	$862,753
1,340	5.000%, 6/15/19	No Opt. Call	A+	1,424,715
1,305	5.000%, 6/15/20	No Opt. Call	A+	1,429,719
1,455	5.000%, 6/15/21	No Opt. Call	A+	1,638,475
1,510	5.000%, 6/15/22	No Opt. Call	A+	1,734,386
1,565	5.000%, 6/15/23	No Opt. Call	A+	1,831,488
1,625	5.000%, 6/15/24	No Opt. Call	A+	1,928,160
1,690	5.000%, 6/15/25	No Opt. Call	A+	2,028,727
1,760	5.000%, 6/15/26	6/25 at 100.00	A+	2,109,114

14,955	State of New Mexico, State Severance Tax Revenue Bonds, Series 2014A, 5.000%, 7/01/23 (Pre-refunded 7/01/19)	7/19 at 100.00	Aa2 (4)	15,995,868
101,350	Total New Mexico			105,346,935

	New York – 4.0%

500	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue Bonds, Refunding Series 2014, 5.000%, 1/01/22	No Opt. Call	A+	574,100

	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A:
1,620	5.000%, 8/15/19	No Opt. Call	AA	1,739,054
5	5.000%, 8/15/19 (ETM)	No Opt. Call	N/R (4)	5,376

1,275	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2012-1, 5.000%, 7/01/23	1/22 at 100.00	AA	1,472,548

355	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2014, 5.000%, 7/01/23	No Opt. Call	A–	416,419

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
1,500	4.000%, 12/01/19	No Opt. Call	Baa3	1,562,610
1,000	4.000%, 12/01/20	No Opt. Call	Baa3	1,055,410
1,200	4.000%, 12/01/21	No Opt. Call	Baa3	1,278,828
1,000	5.000%, 12/01/22	No Opt. Call	Baa3	1,120,120
2,000	5.000%, 12/01/23	No Opt. Call	Baa3	2,263,480

12,280	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A, 5.000%, 12/15/21	No Opt. Call	AAA	14,122,860

5	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2012A, 5.000%, 12/15/21 (ETM)	No Opt. Call	N/R (4)	5,787

3,335	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A, 5.000%, 2/15/21	No Opt. Call	AAA	3,750,574

16,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2016D, 5.000%, 2/15/20	No Opt. Call	AAA	17,463,360

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
400	0.000%, 6/01/19 – AGM Insured	No Opt. Call	AA	390,668
515	0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA	485,166
640	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	588,154
1,315	0.000%, 6/01/23 – AGM Insured	No Opt. Call	AA	1,175,965

168	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A:
$610	5.000%, 4/01/18 (ETM)	No Opt. Call	A– (4)	$622,633
3,805	5.000%, 4/01/19 (ETM)	No Opt. Call	A– (4)	4,034,213

1,250	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.500%, 4/01/22	4/19 at 100.00	A–	1,325,462

1,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012B, 5.000%, 9/01/21	No Opt. Call	A–	1,138,410

5,135	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012H, 5.000%, 11/15/20	No Opt. Call	AA–	5,742,265

	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B:
2,010	5.000%, 7/01/23	No Opt. Call	A–	2,342,213
1,000	5.000%, 7/01/24	No Opt. Call	A–	1,183,130
650	5.000%, 7/01/25	7/24 at 100.00	A–	760,552
1,000	5.000%, 7/01/26	7/24 at 100.00	A–	1,158,870
1,500	5.000%, 7/01/27	7/24 at 100.00	A–	1,727,715

16,875	New York City, New York, General Obligation Bonds, Fiscal 2014 Series J, 5.000%, 8/01/19	No Opt. Call	AA	18,090,337

13,980	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 2005A, 2.375%, 7/01/26 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	A	14,237,512

28,580	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	30,311,948

6,960	New York State Thruway Authority, Local Highway and Bridge Service Contract Bonds, Series 2009, 5.000%, 4/01/18	No Opt. Call	AA	7,103,794

8,150	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009C, 5.000%, 12/15/18	No Opt. Call	AAA	8,549,757

	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014:
500	5.000%, 7/01/25	7/24 at 100.00	A–	585,040
500	5.000%, 7/01/27	7/24 at 100.00	A–	575,905

16,130	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2012B, 4.000%, 11/15/20	No Opt. Call	AA–	17,600,733

	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A:
1,285	5.000%, 6/01/20	No Opt. Call	A	1,398,812
3,000	5.000%, 6/01/21	No Opt. Call	A	3,351,270
2,500	5.000%, 6/01/22	No Opt. Call	A	2,850,875
3,335	5.000%, 6/01/23	No Opt. Call	A	3,855,327
1,900	5.000%, 6/01/26	No Opt. Call	A	2,261,513

	Yonkers, New York, General Obligation Bonds, Refunding Series 2012C:
2,440	3.000%, 8/15/22	No Opt. Call	A	2,592,476
2,510	3.000%, 8/15/23	No Opt. Call	A	2,640,721
171,550	Total New York			185,511,962

	North Carolina – 0.6%

2,125	Fayetteville Public Works Commission, North Carolina, Revenue Bonds, Refunding Series 2009A, 5.000%, 3/01/18	No Opt. Call	AA	2,161,975

NUVEEN	169

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina (continued)

$3,050	Mecklenburg County Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Refunding Series 2009, 5.000%, 3/01/18	No Opt. Call	AA+	$3,102,155

	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015A:
2,065	5.000%, 1/01/25	No Opt. Call	A	2,489,130
3,005	5.000%, 1/01/26	No Opt. Call	A	3,654,651
2,800	5.000%, 1/01/27	1/26 at 100.00	A	3,381,784

615	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015B, 5.000%, 1/01/23	No Opt. Call	A	719,980

	North Carolina State, Capital Improvement Limited Obligation Bonds, Series 2009A:
1,080	5.000%, 5/01/19	No Opt. Call	AA+	1,147,748
5,205	5.000%, 5/01/20	5/19 at 100.00	AA+	5,530,365

3,605	North Carolina State, Capital Improvement Limited Obligation Bonds, Series 2009A, 5.000%, 5/01/21 (Pre-refunded 5/01/19)	5/19 at 100.00	AA+ (4)	3,831,718

235	Wilmington, North Carolina, Limited Obligation Bonds, Refunding Series 2014A, 5.000%, 6/01/20	No Opt. Call	AA+	259,001
23,785	Total North Carolina			26,278,507

	North Dakota – 0.8%

1,115	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A, 5.000%, 7/01/21 (ETM)	No Opt. Call	N/R (4)	1,266,149

100	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A, 5.000%, 7/01/22 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	113,556

2,470	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System, Series 2007, 5.500%, 12/01/17 (ETM)	No Opt. Call	A– (4)	2,490,056

	Williston, North Dakota, County-Wide Public Safety Sales Tax Revenue Bonds, Series 2015A:
1,795	4.000%, 7/15/18	No Opt. Call	A	1,832,803
1,000	4.000%, 7/15/19	No Opt. Call	A	1,045,410
2,105	4.000%, 7/15/20	No Opt. Call	A	2,241,657
2,185	4.000%, 7/15/21	No Opt. Call	A	2,365,896
2,275	4.000%, 7/15/22	No Opt. Call	A	2,486,962
2,365	5.000%, 7/15/23	7/22 at 100.00	A	2,677,464
2,485	5.000%, 7/15/24	7/22 at 100.00	A	2,794,532
5,485	5.000%, 7/15/25	7/22 at 100.00	A	6,117,420

	Williston, North Dakota, General Obligation Bonds, Refunding Improvement Series 2014:
800	4.000%, 5/01/18	No Opt. Call	A	811,328
725	4.000%, 5/01/19	No Opt. Call	A	749,868
800	4.000%, 5/01/20	No Opt. Call	A	836,992
800	4.000%, 5/01/21	No Opt. Call	A	850,752

6,035	Williston, North Dakota, Sales Tax Revenue Bonds, Series 2013A, 4.000%, 5/01/20 – AGM Insured	12/17 at 100.00	AA	6,049,484
32,540	Total North Dakota			34,730,329

170	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio – 4.7%

	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012:
$2,000	5.000%, 11/15/21	No Opt. Call	AA–	$2,273,760
2,655	5.000%, 11/15/22	5/22 at 100.00	AA–	3,039,178

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
10,190	5.375%, 6/01/24	12/17 at 100.00	B–	9,934,740
72,375	5.125%, 6/01/24	12/17 at 100.00	B–	68,795,332
5,875	5.875%, 6/01/30	12/17 at 100.00	B–	5,714,025
6,270	5.750%, 6/01/34	12/17 at 100.00	B–	6,069,736

	Chillicothe, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated Group Project, Refunding & Improvement Series 2017:
1,000	5.000%, 12/01/21	No Opt. Call	A–	1,132,410
1,000	5.000%, 12/01/22	No Opt. Call	A–	1,151,020
1,225	5.000%, 12/01/24	No Opt. Call	A–	1,441,752
1,000	5.000%, 12/01/25	No Opt. Call	A–	1,183,840

	Cleveland, Ohio, Airport System Revenue Bonds, Refunding Series 2016A:
350	5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA	353,595
550	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA	577,088
725	5.000%, 1/01/20 – AGM Insured	No Opt. Call	AA	786,959
950	5.000%, 1/01/21 – AGM Insured	No Opt. Call	AA	1,062,965

3,220	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA	3,253,069

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,470	5.000%, 12/01/19	No Opt. Call	AA+	1,590,378
1,540	5.000%, 12/01/20	12/19 at 100.00	AA+	1,660,182

1,620	Cleveland, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/21 (Pre-refunded 12/01/19)	12/19 at 100.00	AA+ (4)	1,757,344

	Cuyahoga County, Ohio, Certificates of Participation, Convention Hotel Project, Series 2014:
4,650	5.000%, 12/01/17	No Opt. Call	AA–	4,682,969
5,515	5.000%, 12/01/20	No Opt. Call	AA–	6,146,412

	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013:
1,015	5.000%, 6/15/19	No Opt. Call	Baa2	1,064,410
1,000	5.000%, 6/15/21	No Opt. Call	Baa2	1,092,290

1,000	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Bonds, Columbus City & Franklin County Lessees, Refunding Anticipation Series 2014, 5.000%, 12/01/23	No Opt. Call	Aa1	1,184,130

	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Hospital Medical Center, Refunding Series 2014S:
1,170	5.000%, 5/15/21	No Opt. Call	AA	1,325,259
340	5.000%, 5/15/22	No Opt. Call	AA	393,309
1,040	5.000%, 5/15/23	No Opt. Call	AA	1,224,850

1,600	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2014, 5.000%, 2/01/20	No Opt. Call	A	1,729,024

NUVEEN	171

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A:
$2,590	5.000%, 1/01/20	No Opt. Call	AA	$2,813,776
1,700	5.000%, 1/01/23	No Opt. Call	AA	1,979,939

2,175	Marysville, Union County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.000%, 12/01/20 – AMBAC Insured	No Opt. Call	Aa3	2,344,476

3,035	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.125%, 10/01/28	10/18 at 100.00	BBB+	3,179,557

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
1,630	5.000%, 2/15/18	No Opt. Call	BB+	1,646,414
1,000	5.000%, 2/15/19	No Opt. Call	BB+	1,034,910
270	5.000%, 2/15/20	No Opt. Call	BB+	285,568
2,000	5.000%, 2/15/21	No Opt. Call	BB+	2,147,060

1,100	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C, 4.000%, 10/01/17	No Opt. Call	Aa3	1,100,176

4,505	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20	No Opt. Call	Caa1	2,061,037

8,745	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (Mandatory put 3/01/19)	No Opt. Call	Caa1	4,000,838

3,235	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/18	No Opt. Call	B1	3,214,619

34,830	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	Caa1	15,934,725

430	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (Mandatory put 7/02/18)	No Opt. Call	Caa1	196,725

2,525	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20)	No Opt. Call	Caa1	1,155,188

4,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	4,139,520

1,220	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 2014, 2.250%, 9/01/33 (Mandatory put 9/01/18)	No Opt. Call	A3	1,229,650

6,685	Ohio State, General Obligation Bonds, Infrastructure Improvement Series 2013B, 5.000%, 8/01/21	No Opt. Call	AA+	7,632,398

6,450	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011A, 5.000%, 9/15/21	No Opt. Call	AA+	7,388,668

12,625	Ohio State, General Obligation Bonds, Refunding Common Schools Series 2011C, 5.000%, 9/15/20	No Opt. Call	AA+	14,051,372

515	Ohio State, Hospital Facility Revenue Bonds, Cleveland Clinic Health System Obligated Group, Refunding Series 2009B, 5.000%, 1/01/18	No Opt. Call	AA	520,289

4,730	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21)	No Opt. Call	Caa1	2,163,975

172	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$960	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19	No Opt. Call	Caa1	$439,200

1,655	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (Mandatory put 6/03/19)	No Opt. Call	Caa1	757,162

865	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20)	No Opt. Call	Caa1	395,737

7,085	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33 (Mandatory put 7/01/20)	No Opt. Call	Caa1	3,241,387

2,230	University of Toledo, Ohio, General Receipts Bonds, Series 2009, 4.000%, 6/01/18	No Opt. Call	A1	2,274,377

1,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.100%, 7/01/18 (Alternative Minimum Tax) (6)	No Opt. Call	N/R	10
251,135	Total Ohio			217,948,779

	Oklahoma – 2.4%

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012:
1,420	4.000%, 9/01/18	No Opt. Call	A+	1,458,468
1,435	4.000%, 9/01/19	No Opt. Call	A+	1,509,333
2,685	4.500%, 9/01/20	No Opt. Call	A+	2,922,730

	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2017:
1,015	3.000%, 9/01/19	No Opt. Call	A+	1,048,363
3,770	4.000%, 9/01/24	No Opt. Call	A+	4,246,377

6,440	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2013, 5.000%, 6/01/18	No Opt. Call	A+	6,609,952

	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016:
6,015	5.000%, 6/01/19	No Opt. Call	A+	6,398,216
6,460	5.000%, 6/01/23	No Opt. Call	A+	7,558,458

	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Noble Public Schools Project, Series 2017:
1,315	4.000%, 9/01/20	No Opt. Call	A	1,410,061
1,000	5.000%, 9/01/29	9/27 at 100.00	A	1,190,370

	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2014:
1,870	5.000%, 7/01/18	No Opt. Call	A+	1,925,277
2,655	5.000%, 7/01/19	No Opt. Call	A+	2,832,089

1,000	Comanche County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Elgin Public Schools Project, Series 2017A, 5.000%, 12/01/24	No Opt. Call	A	1,192,240

	Creek County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Sapulpa Public Schools Project, Series 2015:
1,955	4.000%, 9/01/18	No Opt. Call	A+	2,007,961
2,150	5.000%, 9/01/20	No Opt. Call	A+	2,371,041
1,000	5.000%, 9/01/23	No Opt. Call	A+	1,175,290

NUVEEN	173

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

$1,735	Garfield County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Enid Public Schools Project, Series 2016A, 5.000%, 9/01/26	No Opt. Call	A	$2,104,121

	Kay County Public Buildings Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Ponca City Public Schools Project, Series 2016:
7,860	5.000%, 9/01/18	No Opt. Call	A–	8,127,083
2,500	5.000%, 9/01/20	No Opt. Call	A–	2,744,200
4,395	5.000%, 9/01/21	No Opt. Call	A–	4,931,673

	Okarche Economic Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Okarche Public Schools Project, Series 2016:
1,035	5.000%, 9/01/21	No Opt. Call	A–	1,155,132
1,000	5.000%, 9/01/27	9/26 at 100.00	A–	1,180,960
1,000	5.000%, 9/01/28	9/26 at 100.00	A–	1,172,310

2,920	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Midwest City-Del City Public Schools Project, Series 2012, 4.000%, 3/01/18	No Opt. Call	A+	2,956,909

1,970	Oklahoma Development Finance Authority, Solid Waste Disposal Revenue Bonds, Series 2004A, 2.375%, 12/01/21	No Opt. Call	A–	2,029,198

	Pontotoc County Educational Facilities Authority, Oklahoma, Facilities Lease Revenue Bonds, Ada Public Schools Project, Series 2014:
475	4.000%, 9/01/18	No Opt. Call	A–	486,495
525	5.000%, 9/01/19	No Opt. Call	A–	559,750
685	5.000%, 9/01/20	No Opt. Call	A–	749,986
745	5.000%, 9/01/21	No Opt. Call	A–	834,370

	Rogers County Industrial Development Authority, Oklahoma, Capital Improvement Revenue Bonds, Refunding Series 2017:
765	3.000%, 4/01/21	No Opt. Call	A–	799,639
800	3.000%, 4/01/22	No Opt. Call	A–	839,256
825	3.000%, 4/01/23	No Opt. Call	A–	867,380
850	3.000%, 4/01/24	No Opt. Call	A–	890,749
725	4.000%, 4/01/25	No Opt. Call	A–	801,502
770	4.000%, 4/01/26	4/25 at 100.00	A–	842,265
715	4.000%, 4/01/27	4/25 at 100.00	A–	777,019

	Stillwater Utilities Authority, Oklahoma, Utility System and Sales Tax Revenue Bonds, Series 2014A:
225	4.000%, 10/01/18	No Opt. Call	AA–	231,737
175	4.000%, 10/01/19	No Opt. Call	AA–	185,092
570	5.000%, 10/01/20	No Opt. Call	AA–	633,931
645	5.000%, 10/01/21	No Opt. Call	AA–	737,035

7,575	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2011, 5.000%, 9/01/19	No Opt. Call	AA–	8,110,780

1,555	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2012, 4.000%, 9/01/22	No Opt. Call	AA–	1,721,354

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2016:
1,035	5.000%, 9/01/22	No Opt. Call	AA–	1,194,369
6,135	5.000%, 9/01/23	No Opt. Call	AA–	7,210,404

174	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma (continued)

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Glenpool Public Schools Project, Series 2017A:
$570	5.000%, 9/01/22	No Opt. Call	A+	$657,769
765	5.000%, 9/01/23	No Opt. Call	A+	899,097
600	5.000%, 9/01/24	No Opt. Call	A+	714,378
1,280	5.000%, 9/01/25	No Opt. Call	A+	1,540,941

	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2015:
2,100	5.000%, 9/01/21	No Opt. Call	AA–	2,377,746
2,000	5.000%, 9/01/22	No Opt. Call	AA–	2,307,960

1,650	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Owasso Public Schools Project, Series 2016, 4.000%, 9/01/18	No Opt. Call	A+	1,694,699
101,360	Total Oklahoma			110,923,515

	Oregon – 1.1%

	Clackamas and Washington Counties School District 3JT, Oregon, General Obligation Bonds, Refunding Series 2015:
11,045	5.000%, 6/15/25	No Opt. Call	AA+	13,490,805
5,000	5.000%, 6/15/26	6/25 at 100.00	AA+	6,073,050

	Clackamas County School District 12, North Clackamas, Oregon, General Obligation Bonds, Series 2017B:
1,200	5.000%, 6/15/21	No Opt. Call	AA+	1,363,764
2,355	5.000%, 6/15/25	No Opt. Call	AA+	2,882,167
2,330	5.000%, 6/15/27	No Opt. Call	AA+	2,916,950
2,000	5.000%, 6/15/28	6/27 at 100.00	AA+	2,486,820

1,770	Gilliam County, Oregon, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2007, 1.500%, 10/01/18	No Opt. Call	A–	1,776,000

1,050	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2009A, 5.000%, 11/15/22 (Pre-refunded 5/15/19)	5/19 at 100.00	AAA	1,118,082

20,000	Oregon State, General Obligation Bonds, Full Faith & Credit Tax Anticipation Notes, Series 2017A, 5.000%, 9/28/18 (WI/DD, Settling 10/03/17)	No Opt. Call	SP-1+	20,783,400
46,750	Total Oregon			52,891,038

	Pennsylvania – 6.8%

410	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Jefferson Regional Medical Center, Series 2006B, 5.000%, 5/01/18	12/17 at 100.00	Baa3	410,763

7,600	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	AA–	7,816,676

	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2011:
6,550	5.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	6,596,309
4,400	5.000%, 12/01/18 – AGM Insured	No Opt. Call	AA	4,600,552

5,965	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014C-73, 5.000%, 12/01/19	No Opt. Call	AA–	6,442,737

	Allentown School District, Lehigh County, Pennsylvania, General Obligation Bonds, Refunding Series 2016:
1,750	4.000%, 2/15/20 – AGM Insured	No Opt. Call	AA	1,857,940
1,650	4.000%, 2/15/21 – AGM Insured	No Opt. Call	AA	1,788,336

NUVEEN	175

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$6,530	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory put 6/01/20)	No Opt. Call	Caa1	$2,987,475

4,865	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	Caa1	2,225,738

2,055	Berks County, Pennsylvania, General Obligation Bonds, Refunding Series 2008, 5.000%, 11/15/21 (Pre-refunded 11/15/18)	11/18 at 100.00	Aa1 (4)	2,149,181

1,000	Bucks County Water and Sewer Authority, Pennsylvania, Sewer System Revenue Bonds, Refunding Series 2016, 4.000%, 6/01/19 – BAM Insured	No Opt. Call	AA	1,046,910

1,080	Centre County, Pennsylvania, General Obligation Bonds, Series 2012A, 3.000%, 7/01/19	No Opt. Call	AA	1,114,992

40	Centre County, Pennsylvania, General Obligation Bonds, Series 2012A, 3.000%, 7/01/19 (ETM)	No Opt. Call	N/R (4)	41,332

7,910	Coatesville Area School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2014A, 4.000%, 8/15/19 – BAM Insured	No Opt. Call	AA	8,293,556

	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014:
450	4.000%, 5/01/18	No Opt. Call	Baa3	455,580
450	5.000%, 5/01/19	No Opt. Call	Baa3	470,714

500	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2010, 5.000%, 12/01/18	No Opt. Call	A+	522,910

3,435	Lancaster County, Pennsylvania, General Obligation Bonds, Series 2009A, 5.000%, 11/01/18 – AGM Insured	No Opt. Call	A1	3,578,033

6,925	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016A, 1.800%, 9/01/29 (Mandatory put 9/01/22)	No Opt. Call	A1	6,892,730

9,025	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2016B, 1.800%, 2/15/27 (Mandatory put 8/15/22)	No Opt. Call	A1	8,956,861

1,075	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.500%, 12/15/19	No Opt. Call	N/R	1,103,810

1,080	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 4.000%, 5/01/19	No Opt. Call	A	1,125,587

1,400	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2016, 5.000%, 7/01/20	No Opt. Call	A+	1,529,374

3,450	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/23	6/22 at 100.00	A+	3,940,866

	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
1,665	5.000%, 1/15/18	No Opt. Call	Baa2	1,680,551
1,310	5.000%, 1/15/19	No Opt. Call	Baa2	1,361,955
1,235	5.000%, 1/15/20	No Opt. Call	Baa2	1,318,116

5,000	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Exelon Generation Company, LLC Project, Refunding Series 2001B, 2.500%, 10/01/30 (Mandatory put 4/01/20)	No Opt. Call	BBB	5,029,050

176	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$6,250	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1994A, 2.550%, 6/01/29 (Mandatory put 6/01/20)	No Opt. Call	BBB	$6,247,813

5,000	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1996A, 2.600%, 3/01/34 (Mandatory put 9/01/20)	No Opt. Call	BBB	5,043,000

7,500	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1999A, 2.500%, 10/01/30 (Mandatory put 4/01/20)	No Opt. Call	BBB	7,490,925

504	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23, (Cash 5.000%, PIK 5.000%) (6)	12/17 at 100.00	N/R	151,028

63	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23, (Cash 5.000%, PIK 5.000%) (12)	12/17 at 100.00	N/R	18,879

7,145	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2005A, 3.750%, 12/01/40 (Mandatory put 7/01/20)	No Opt. Call	Caa1	3,268,838

2,495	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2006A, 2.550%, 11/01/41 (Mandatory put 12/03/18)	No Opt. Call	CCC+	1,141,463

37,800	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2009, 1.550%, 12/01/33 (Mandatory put 12/03/18)	No Opt. Call	A–	37,791,306

	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B:
335	5.000%, 1/01/20	7/19 at 100.00	Aaa	358,561
365	5.000%, 7/01/20	7/19 at 100.00	Aaa	390,473
5,750	5.000%, 7/01/21	1/18 at 100.00	Aaa	5,903,295
12,380	5.000%, 1/01/22	12/17 at 100.00	Aaa	12,489,563

1,900	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2008A, 6.750%, 10/01/18 (Alternative Minimum Tax)	No Opt. Call	AA–	2,001,840

1,600	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 2.000%, 11/01/41	5/19 at 100.00	A–	1,600,064

2,535	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges & Universities of Pennsylvania Financing Program, York College Project, Series 2014T-3, 1.350%, 5/01/34 (Mandatory put 5/01/18)	No Opt. Call	A–	2,536,470

6,800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Association of Independent Colleges and Universities of Pennsylvania Financing Program-Messiah College Project, Series 2001-14, 1.500%, 11/01/31 (Mandatory put 5/01/18)	5/18 at 100.00	A	6,800,408

	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2:
2,390	5.000%, 6/01/21	No Opt. Call	A3	2,691,092
15,000	5.000%, 6/01/22	No Opt. Call	A3	17,208,000
23,660	5.000%, 6/01/23	No Opt. Call	A3	27,536,454
12,485	5.000%, 6/01/24	No Opt. Call	A3	14,763,388
8,095	5.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	9,614,351
5,580	5.000%, 6/01/25	No Opt. Call	A3	6,636,238

NUVEEN	177

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$17,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series 2016, 5.000%, 6/01/20	No Opt. Call	A3	$19,161,625

	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Fourteenth Series 2016:
6,400	5.000%, 10/01/19	No Opt. Call	A	6,892,416
3,475	5.000%, 10/01/20	No Opt. Call	A	3,854,957
4,000	5.000%, 10/01/21	No Opt. Call	A	4,555,640

1,455	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	A (4)	1,587,856

1,525	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2011D, 5.000%, 9/01/18	No Opt. Call	A+	1,569,972

	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Bonds, Refunding Series 2015A:
1,120	4.000%, 12/01/18	No Opt. Call	A+	1,156,176
2,300	5.000%, 12/01/19	No Opt. Call	A+	2,477,606
3,305	5.000%, 12/01/20	No Opt. Call	A+	3,659,626
1,675	5.000%, 12/01/21	No Opt. Call	A+	1,899,684
1,500	5.000%, 12/01/22	No Opt. Call	A+	1,731,255

2,285	Quakertown General Authority Health Facilities Revenue USDA Loan Anticipation Notes and Revenue Bonds for LifeQuest Obligated Group, Pennsylvania, Series 2017A, 3.125%, 7/01/21	7/19 at 100.00	N/R	2,286,097

2,035	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 3.375%, 6/01/26	No Opt. Call	BB+	1,935,305

2,505	University of Pittsburgh of the Commonwealth System of Higher Education, Pennsylvania, University Capital Project Bonds, Series 2009B, 5.500%, 9/15/21 (Pre-refunded 3/15/19)	3/19 at 100.00	AA+ (4)	2,669,378
305,517	Total Pennsylvania			312,459,676

	Rhode Island – 0.2%

	Rhode Island Economic Development Corporation, Airport Revenue Bonds, Refunding Series 2013B:
700	5.000%, 7/01/19	No Opt. Call	BBB+	738,647
1,165	5.000%, 7/01/20	No Opt. Call	BBB+	1,260,169
1,360	5.000%, 7/01/21	No Opt. Call	BBB+	1,504,269

520	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, University of Rhode Island Auxiliary Enterprise, Refunding Series 2013C, 4.000%, 9/15/18	No Opt. Call	A+	534,617
3,745	Total Rhode Island			4,037,702

	South Carolina – 0.8%

	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Building Equity Sooner Series 2012:
3,375	5.000%, 12/01/21	No Opt. Call	AA	3,861,472
4,910	5.000%, 12/01/22	No Opt. Call	AA	5,722,752

	Greenwood Fifty School Facilities, Inc., South Carolina, Installment Purchase Revenue Refunding Bonds, Greenwood School District 50 Project, Series 2016:
1,000	4.000%, 12/01/18 – BAM Insured	No Opt. Call	AA	1,033,140
1,745	5.000%, 12/01/19 – BAM Insured	No Opt. Call	AA	1,883,064

178	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

	Kershaw County Public Schools Foundation, South Carolina, Installment Purchase Revenue Bonds, Kershaw County School District, Refunding Series 2015:
$925	5.000%, 12/01/18	No Opt. Call	A1	$967,384
1,050	5.000%, 12/01/19	No Opt. Call	A1	1,130,493
600	5.000%, 12/01/20	No Opt. Call	A1	663,330

960	McCormick County, South Carolina, Hospital Facilities Revenue Refunding and Improvement Bonds, McCormick Health Care Center Project, Series 2006, 8.000%, 3/01/21 (ETM)	No Opt. Call	N/R (4)	1,106,794

	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, FMU Student Housing LLC – Francis Marion University Project, Series 2014A:
1,020	5.000%, 8/01/22	No Opt. Call	Baa3	1,112,167
1,035	5.000%, 8/01/24	No Opt. Call	Baa3	1,146,563

	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A:
1,450	5.250%, 8/01/24	8/23 at 100.00	BBB+	1,669,443
2,850	5.250%, 8/01/25	8/23 at 100.00	BBB+	3,241,447
3,500	5.250%, 8/01/26	8/23 at 100.00	BBB+	3,940,265
2,000	5.000%, 8/01/27	8/23 at 100.00	BBB+	2,201,640

1,100	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/21	No Opt. Call	A+	1,245,178

1,240	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A, 5.000%, 12/01/22	No Opt. Call	A+	1,423,198

	Sumter Two School Facilities, Inc., South Carolina, Installment Purchase Revenue Refunding Bonds, Sumter County School District 2 Project, Series 2016:
850	4.000%, 12/01/17 – BAM Insured	No Opt. Call	AA	854,344
1,500	5.000%, 12/01/19 – BAM Insured	No Opt. Call	AA	1,611,090
1,000	5.000%, 12/01/20 – BAM Insured	No Opt. Call	AA	1,102,390
32,110	Total South Carolina			35,916,154

	South Dakota – 0.2%

	Deadwood, South Dakota, Certificates of Participation, Refunding Series 2012:
1,580	3.000%, 11/01/17	No Opt. Call	A+	1,582,686
770	3.000%, 11/01/18	No Opt. Call	A+	784,438

415	South Dakota Building Authority, Revenue Bonds, Series 2013B, 5.000%, 6/01/20	No Opt. Call	AA+	456,670

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B:
400	4.000%, 11/01/19	No Opt. Call	A+	423,288
320	4.000%, 11/01/20	No Opt. Call	A+	345,802
500	4.000%, 11/01/21	No Opt. Call	A+	548,410
650	5.000%, 11/01/24	No Opt. Call	A+	778,414

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015:
650	5.000%, 11/01/20	No Opt. Call	A+	722,014
800	5.000%, 11/01/21	No Opt. Call	A+	912,104
1,130	5.000%, 11/01/22	No Opt. Call	A+	1,312,416
7,215	Total South Dakota			7,866,242

NUVEEN	179

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee – 0.6%

	First Utility District of Knox County, Tennessee, Water and Sewer Revenue Bonds, Series 2012A:
$710	4.000%, 12/01/20	No Opt. Call	AA+	$772,338
740	4.000%, 12/01/21	No Opt. Call	AA+	818,647

	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Refunding Series 2015:
2,190	4.000%, 9/01/19	No Opt. Call	AA	2,305,282
1,510	4.000%, 9/01/20	No Opt. Call	AA	1,625,304

	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A:
1,030	5.000%, 1/01/19	No Opt. Call	A	1,075,969
2,500	5.000%, 1/01/20	No Opt. Call	A	2,695,025
1,500	4.000%, 1/01/21	No Opt. Call	A	1,614,225

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
1,335	3.000%, 11/01/17	No Opt. Call	A	1,337,109
250	3.000%, 11/01/18	No Opt. Call	A	254,078
1,070	4.000%, 11/01/19	No Opt. Call	A	1,122,986
810	4.000%, 11/01/20	No Opt. Call	A	864,975
500	4.000%, 11/01/21	No Opt. Call	A	541,790
1,030	5.000%, 11/01/22	11/21 at 100.00	A	1,147,997

	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue Bonds, Subordinate Lien Refunding Series 2012:
2,615	5.000%, 7/01/21	No Opt. Call	A+	2,971,555
1,870	5.000%, 7/01/22	No Opt. Call	A+	2,171,650

2,500	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Baptist Memorial Healthcare, Series 2004A, 5.000%, 9/01/18	No Opt. Call	BBB+	2,586,375

265	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/18	No Opt. Call	A	275,086

	West Wilson Utility District, Wilson County, Tennessee, Water Revenue Bonds, Refunding & Improvement Series 2015:
1,680	3.000%, 6/01/18	No Opt. Call	AA	1,701,991
1,100	4.000%, 6/01/19	No Opt. Call	AA	1,152,976
1,260	4.000%, 6/01/20	No Opt. Call	AA	1,352,660
26,465	Total Tennessee			28,388,018

	Texas – 5.1%

20,415	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series 2012A, 5.000%, 8/15/23	No Opt. Call	AAA	24,325,902

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016:
1,040	5.000%, 1/01/21	No Opt. Call	BBB+	1,155,565
1,430	5.000%, 1/01/22	No Opt. Call	BBB+	1,626,053
2,500	5.000%, 1/01/23	No Opt. Call	BBB+	2,895,300
3,560	5.000%, 1/01/24	No Opt. Call	BBB+	4,194,107

	Corpus Christi Business and Job Development Corporation, Texas, Sales Tax Revenue Bonds, Arena Project, Refunding Series 2014:
1,000	5.000%, 9/01/21	No Opt. Call	AA	1,131,850
650	5.000%, 9/01/22	No Opt. Call	AA	749,755

180	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B:
$2,595	5.000%, 11/01/20	No Opt. Call	A+	$2,888,365
5,000	5.000%, 11/01/21	11/20 at 100.00	A+	5,563,600

3,020	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2014A, 5.000%, 12/01/24	No Opt. Call	A+	3,631,761

9,000	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Refunding Series 2015A, 5.000%, 8/15/19	No Opt. Call	AA+	9,660,150

6,105	Harris County, Texas, General Obligation Bonds, Refunding Road Series 2009A, 5.250%, 10/01/18	No Opt. Call	AAA	6,366,782

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
700	5.000%, 11/15/19	No Opt. Call	A3	751,912
575	5.000%, 11/15/20	No Opt. Call	A3	633,524
480	5.000%, 11/15/21	No Opt. Call	A3	539,765

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A:
11,635	5.000%, 11/15/22 – AGM Insured	No Opt. Call	AA	13,596,079
8,630	5.000%, 11/15/23 – AGM Insured	No Opt. Call	AA	10,282,645
5,205	5.000%, 11/15/24 – AGM Insured	No Opt. Call	AA	6,276,293

2,250	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2011B, 5.000%, 7/01/20	No Opt. Call	A+	2,468,160

2,915	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2014C, 5.000%, 5/15/20	No Opt. Call	AA	3,202,069

11,565	Houston, Texas, General Obligation Bonds, Public Improvement Refunding Series 2009A, 5.000%, 3/01/20	3/19 at 100.00	AA	12,217,150

	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015:
500	5.000%, 11/01/18 (Alternative Minimum Tax)	No Opt. Call	A1	520,600
1,000	5.000%, 11/01/19 (Alternative Minimum Tax)	No Opt. Call	A1	1,075,700
1,000	5.000%, 11/01/20 (Alternative Minimum Tax)	No Opt. Call	A1	1,107,900
1,000	5.000%, 11/01/21 (Alternative Minimum Tax)	No Opt. Call	A1	1,132,750
1,000	5.000%, 11/01/22 (Alternative Minimum Tax)	No Opt. Call	A1	1,150,790
1,455	5.000%, 11/01/23 (Alternative Minimum Tax)	No Opt. Call	A1	1,698,873
1,500	5.000%, 11/01/24 (Alternative Minimum Tax)	No Opt. Call	A1	1,771,890

3,125	Lubbock Health Facilities Development Corporation, Texas, Revenue Bonds, St. Joseph Health System, Refunding Series 2008B, 5.000%, 7/01/18	No Opt. Call	AA–	3,216,625

	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
845	3.000%, 12/01/18	No Opt. Call	B1	845,211
1,510	4.000%, 12/01/21	No Opt. Call	B1	1,548,701

	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
1,715	5.000%, 8/15/19	No Opt. Call	Aa2	1,837,537
2,785	5.000%, 8/15/21	No Opt. Call	Aa2	3,169,191
2,000	5.000%, 8/15/22	No Opt. Call	Aa2	2,326,300
5,615	5.000%, 8/15/23	8/22 at 100.00	Aa2	6,520,980

7,650	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/24	9/21 at 100.00	AA+	8,702,487

NUVEEN	181

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2014A:
$4,020	5.000%, 1/01/22	No Opt. Call	A1	$4,612,186
4,945	5.000%, 1/01/23	No Opt. Call	A1	5,780,952
7,040	5.000%, 1/01/24	No Opt. Call	A1	8,376,122

15,100	San Antonio, Texas, Electric and Gas System Revenue Bonds, Refunding Series 2012, 5.000%, 2/01/21	No Opt. Call	Aa1	16,974,816

5,500	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/20	No Opt. Call	A3	6,097,520

	Texas Southmost College District, Texas, General Obligation Bonds, Refunding Limited Tax Series 2014A:
2,485	5.000%, 2/15/18	No Opt. Call	AA–	2,522,499
2,560	5.000%, 2/15/19	No Opt. Call	AA–	2,692,506
2,745	5.000%, 2/15/20	No Opt. Call	AA–	2,979,670

10,000	Texas State, General Obligation Bonds, Tax & Revenue Anticipation Note Series 2017, 4.000%, 8/30/18	No Opt. Call	SP-1+	10,273,500

2,695	Texas State, Public Financing Authority, General Obligation Bonds, Refunding Series 2009A, 5.000%, 10/01/17	No Opt. Call	AAA	2,695,647

6,000	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Series 2017A, 5.000%, 4/15/19 (WI/DD, Settling 10/12/17)	No Opt. Call	AAA	6,359,160

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A:
6,815	5.250%, 11/01/18	11/17 at 100.00	B+	6,815,341
7,550	5.250%, 11/01/20	11/17 at 100.00	B+	7,550,378
210,425	Total Texas			234,512,619

	Utah – 0.2%

2,000	Salt Lake County, Utah, Research Facility Revenue Bonds, Huntsman Cancer Foundation, Series 2013A-1, 5.000%, 12/01/33 (Mandatory put 12/15/20) (Pre-refunded 12/17/18)	12/18 at 100.00	N/R (4)	2,046,820

	Utah Associated Municipal Power Systems, Revenue Bonds, Horse Butte Wind Project, Series 2012A:
515	5.000%, 9/01/18	No Opt. Call	A	532,665
1,250	5.000%, 9/01/19	No Opt. Call	A	1,336,100
1,090	5.000%, 9/01/20	No Opt. Call	A	1,194,498
2,065	5.000%, 9/01/21	No Opt. Call	A	2,313,832
6,920	Total Utah			7,423,915

	Vermont – 0.0%

	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, University of Vermont Medical Center Project, Series 2016A:
500	3.000%, 12/01/17	No Opt. Call	A–	501,730
700	3.000%, 12/01/18	No Opt. Call	A–	714,203
725	4.000%, 12/01/19	No Opt. Call	A–	765,578
1,925	Total Vermont			1,981,511

	Virginia – 1.0%

10,550	Halifax County Industrial Development Authority, Virginia, Recovery Zone Facility Revenue Bonds, Virginia Electric & Power Company Project, Series 2010A, 2.150%, 12/01/41 (Mandatory put 9/01/20)	No Opt. Call	A2	10,744,225

182	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$1,000	Hanover County, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2009, 5.000%, 7/15/19	No Opt. Call	AAA	$1,071,260

6,480	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Refunding Series 2008A, 1.750%, 11/01/35 (Mandatory put 5/16/19)	No Opt. Call	A2	6,523,222

1,680	Peninsula Ports Authority of Virginia, Coal Terminal Revenue Bonds, Dominion Terminal Associates Project-DETC Issue, Refunding Series 2003, 1.550%, 10/01/33 (Mandatory put 10/01/19)	No Opt. Call	BBB+	1,677,194

	Virginia Small Business Financing Authority, Revenue Bonds, Hampton University, Refunding Series 2014:
1,000	5.000%, 10/01/17	No Opt. Call	A	1,000,220
1,000	5.000%, 10/01/18	No Opt. Call	A	1,036,940
1,000	5.000%, 10/01/19	No Opt. Call	A	1,071,460

10,150	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2009A, 2.150%, 10/01/40 (Mandatory put 9/01/20)	No Opt. Call	A2	10,330,974

11,990	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.875%, 11/01/40 (Mandatory put 6/01/20)	No Opt. Call	A2	12,105,104

2,790	York County Economic Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company Project, Refunding Series 2009A, 1.875%, 5/01/33 (Mandatory put 5/16/19)	No Opt. Call	A2	2,816,003
47,640	Total Virginia			48,376,602

	Washington – 3.1%

10,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2015A, 5.000%, 7/01/23	No Opt. Call	Aa1	11,883,500

5,000	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 1, Refunding Series 2015C, 5.000%, 7/01/25	No Opt. Call	Aa1	6,127,000

	Energy Northwest, Washington, Electric Revenue Bonds, Nuclear Project 1, Refunding Series 2017A:
4,500	5.000%, 7/01/26	No Opt. Call	Aa1	5,575,275
9,945	5.000%, 7/01/27	No Opt. Call	Aa1	12,427,272

	King County Public Hospital District 1, Washington, Limited Tax General Obligation Bonds, Refunding Series 2016:
6,485	5.000%, 12/01/23	No Opt. Call	A	7,539,591
7,285	5.000%, 12/01/24	No Opt. Call	A	8,574,008

	Port of Seattle, Washington, Revenue Bonds, Refunding Intermediate Lien Series 2015B:
2,010	5.000%, 3/01/19	No Opt. Call	AA–	2,122,862
1,005	5.000%, 3/01/20	No Opt. Call	AA–	1,098,254

	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds, Refunding Series 2013B:
1,100	5.000%, 12/01/18	No Opt. Call	A+	1,149,742
1,520	5.000%, 12/01/20	No Opt. Call	A+	1,692,520
2,095	5.000%, 12/01/21	No Opt. Call	A+	2,391,631

3,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	3,251,310

NUVEEN	183

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2015:
$1,500	5.000%, 1/01/21	No Opt. Call	A	$1,666,170
3,730	5.000%, 1/01/22	No Opt. Call	A	4,231,498
1,950	5.000%, 1/01/24	No Opt. Call	A	2,289,807
1,310	5.000%, 1/01/25	No Opt. Call	A	1,557,590

1,065	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/21	No Opt. Call	A+	1,213,067

10,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012B, 4.000%, 10/01/42 (Mandatory put 10/01/21)	No Opt. Call	AA–	10,956,000

10,825	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Refunding Series 2012B, 5.000%, 10/01/42 (Mandatory put 10/01/21)	No Opt. Call	AA–	12,278,906

2,600	Washington State Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005D, 1.250%, 11/01/17	No Opt. Call	A–	2,600,650

6,000	Washington State Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2008, 2.125%, 6/01/20	6/19 at 100.00	A–	6,050,160

3,495	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Bayview Manor Senior Project, TEMPS 70 Series 2016B, 2.800%, 7/01/21	12/17 at 100.00	N/R	3,408,605

20,135	Washington State, General Obligation Bonds, Refunding Various Purpose Series 2013R-13C, 5.000%, 7/01/21	No Opt. Call	AA+	22,920,275

8,715	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008B, 5.000%, 7/01/19 (Pre-refunded 7/01/18)	7/18 at 100.00	AA+ (4)	8,984,642
125,270	Total Washington			141,990,335

	West Virginia – 0.6%

6,210	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company, Series 2003L, 1.625%, 10/01/22 (Mandatory put 10/01/18)	No Opt. Call	A–	6,247,136

4,345	West Virginia Economic Development Authority, Energy Revenue Bonds, Morgantown Energy Associates Project, Refunding Series 2016, 2.875%, 12/15/26 (Alternative Minimum Tax)	No Opt. Call	Baa3	4,257,144

10,590	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Refunding Series 2015A, 1.900%, 3/01/40 (Mandatory put 4/01/19)	No Opt. Call	A–	10,620,605

6,765	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	A–	6,724,072

1,030	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2014A, 5.000%, 9/01/24	No Opt. Call	Baa1	1,193,894

135	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail and Corrections Facility, Series 1998A, 5.375%, 7/01/18 – AMBAC Insured	No Opt. Call	N/R	138,324
29,075	Total West Virginia			29,181,175

	Wisconsin – 1.6%

2,100	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary’s Woods at Marylhurst Inc., TEMPS 50 Series 2017B-3, 3.000%, 11/15/22	11/18 at 100.00	N/R	2,125,137

980	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary’s Woods at Marylhurst Inc., TEMPS 70 Series 2017B-2, 3.500%, 11/15/23	5/19 at 100.00	N/R	995,827

184	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$840	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary’s Woods at Marylhurst Inc., TEMPS 85 Series 2017B-1, 3.950%, 11/15/24	11/19 at 100.00	N/R	$856,657

5,165	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2016A-3, 2.000%, 7/01/29 (Mandatory put 6/01/21) (Alternative Minimum Tax)	No Opt. Call	A–	5,204,874

950	Wisconsin Health & Educational Facs Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2014A, 5.000%, 12/01/19	No Opt. Call	AA–	1,027,055

7,730	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2013B-5, 1.375%, 11/15/38 (Mandatory put 12/03/19)	No Opt. Call	AA+	7,728,222

3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2013B-1, 4.000%, 11/15/43 (Mandatory put 3/01/18)	No Opt. Call	AA+	3,038,100

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010B:
5,000	5.000%, 7/15/18	No Opt. Call	A+	5,141,050
5,680	5.000%, 7/15/19	No Opt. Call	A+	6,026,139

2,845	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/27 – AGM Insured	7/21 at 100.00	A+	3,136,271

1,525	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hospital Sisters Services, Inc., Refunding Series 2012B, 5.000%, 8/15/18	No Opt. Call	AA–	1,577,109

6,285	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hospital Sisters Services, Inc., Refunding Series 2014A, 5.000%, 11/15/22	No Opt. Call	AA–	7,338,869

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Medical College of Wisconsin, Inc., Series 2010:
1,555	5.000%, 12/01/17	No Opt. Call	AA–	1,565,279
1,635	5.000%, 12/01/18	No Opt. Call	AA–	1,703,130
1,710	5.000%, 12/01/19	No Opt. Call	AA–	1,837,583

1,675	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A3	1,729,153

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C:
755	5.000%, 8/15/18 (ETM)	No Opt. Call	N/R (4)	782,097
420	5.000%, 8/15/20 (ETM)	No Opt. Call	N/R (4)	466,616
1,480	5.000%, 8/15/21 (ETM)	No Opt. Call	N/R (4)	1,693,061

55	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/23 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (4)	64,365

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
7,230	5.250%, 5/01/20	5/19 at 100.00	Aa2	7,715,133
35	5.375%, 5/01/25	5/19 at 100.00	Aa2	37,412
2,550	5.750%, 5/01/29	5/19 at 100.00	Aa2	2,736,507

	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
5	5.375%, 5/01/25 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (4)	5,348
290	5.750%, 5/01/29 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (4)	311,912

	Wisconsin State, Transportation Revenue Bonds, Series 2014-1:
5,000	5.000%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	5,343,500
675	5.000%, 7/01/22 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	721,373
1,770	5.000%, 7/01/23 (Pre-refunded 7/01/19)	7/19 at 100.00	AA+ (4)	1,891,599

NUVEEN	185

Nuveen Limited Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)		Ratings (3)	Value

	Wisconsin (continued)

	WPPI Energy, Wisconsin, Power Supply System Revenue Bonds, Refunding Series 2014A:
$670	5.000%, 7/01/25	7/24 at 100.00		A1	$792,704
1,000	5.000%, 7/01/26	7/24 at 100.00		A1	1,183,820
725	5.000%, 7/01/27	7/24 at 100.00		A1	852,774
71,335	Total Wisconsin				75,628,676
$4,286,323	Total Municipal Bonds (cost $4,485,986,908)				4,529,984,584

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 0.0%

	Transportation – 0.0%

$130	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$81,792

35	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/55	N/R	17,809
$165	Total Corporate Bonds (cost $12,901)				99,601

Shares	Description (1), (10)				Value

	INVESTMENT COMPANIES – 0.7%

5,150,000	Eaton Vance Municipal Bond Fund II Institutional Munifund Term Preferred Shares iMTPs				$5,150,051

15,000,000	Eaton Vance Municipal Income Trust				15,001,800

14,450,000	Eaton Vance Pennsylvania Municipal Bond Fund Institutional Munifund Term Preferred Shares iMTPs				14,450,145
	Total Investments Companies ($34,600,000)				34,601,996
	Total Long-Term Investments (cost $4,520,599,809)				4,564,686,181

Principal Amount (000)	Description (1)	Optional Call Provisions (2)		Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.8%

	MUNICIPAL BONDS – 0.8%

	National – 0.0%

$46	BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class C, Variable Rate Demand Obligations, Series 2014, 1.640%, 11/15/17 (9)	No Opt. Call		N/R	$46,022

	Florida – 0.8%

37,970	Miami-Dade County School Board, Florida, Certificates of Participation, Tender Option Bond Floater 2013-005, 1.170%, 5/01/37 (9)	No Opt. Call		A-2	37,970,000
$38,016	Total Short-Term Investments (cost $38,016,030)				38,016,022
	Total Investments (cost $4,558,615,839) – 99.6%				4,602,702,203
	Other Assets Less Liabilities – 0.4%				20,579,873
	Net Assets – 100%				$4,623,282,076

186	NUVEEN

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.

(6)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	Investment has maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(10)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(11)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(12)	On July 1, 2017, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.000% to 2.000%.

ETM	Escrowed to maturity.

LIBOR	London Inter-Bank Offered Rate.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

See accompanying notes to financial statements.

NUVEEN	187

Nuveen Short Term Municipal Bond Fund

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.2%

	MUNICIPAL BONDS – 96.2%

	Alabama – 0.9%

$4,000	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2017A, 4.000%, 8/01/47	4/22 at 100.52	A1	$4,410,520

1,000	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Refunding Bonds, Alabama Power Company Barry Plan, Series 2008, 1.625%, 7/15/34 (Mandatory put 10/02/18)	No Opt. Call	A1	1,002,990
5,000	Total Alabama			5,413,510

	Alaska – 1.0%

	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015:
2,535	5.000%, 1/01/19 (Alternative Minimum Tax)	No Opt. Call	Baa2	2,641,647
1,660	5.000%, 1/01/20 (Alternative Minimum Tax)	No Opt. Call	Baa2	1,779,902

1,350	Alaska State, International Airport System Revenue Bonds, Refunding Series 2016C, 5.000%, 10/01/20 (Alternative Minimum Tax)	No Opt. Call	A1	1,494,234

25	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	12/17 at 100.00	Ba2	25,438
5,570	Total Alaska			5,941,221

	Arizona – 3.3%

2,400	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A, 5.000%, 2/01/19	No Opt. Call	BBB+	2,510,400

1,545	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/19	No Opt. Call	A+	1,631,226

	Kyrene Elementary School District 28, Maricopa County, Arizona, School Improvement Bonds, Project 2010, Series 2013B:
1,500	3.000%, 7/01/18	No Opt. Call	Aa1	1,522,965
1,775	4.000%, 7/01/19	No Opt. Call	Aa1	1,865,827

1,500	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Refunding Series 2016A, 5.000%, 1/01/20	No Opt. Call	AA–	1,628,550

660	Maricopa County School District 14 Creighton Elementary, Arizona, General Obligation Bonds, Series 2014B, 3.000%, 7/01/18	No Opt. Call	A1	669,451

1,100	Maricopa County Unified School District 11, Peoria, Arizona, General Obligation Bonds, School Improvement, Series 2014, 2.000%, 7/01/18	No Opt. Call	AA–	1,108,756

3,195	Pinal County, Arizona, Pledged Revenue Obligations, Refunding Series 2014, 3.000%, 8/01/19	No Opt. Call	AA	3,297,080

1,200	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.250%, 12/01/20	No Opt. Call	BBB+	1,314,996

1,070	Sun Devil Energy LLC, Arizona, Revenue Refunding Bonds, Arizona State University Project, Series 2008, 5.000%, 7/01/18	No Opt. Call	AA–	1,101,875

1,325	Vistancia Community Facilities District, Peoria, Arizona, General Obligation Bonds, Refunding Series 2015, 4.000%, 7/15/18	No Opt. Call	A1	1,356,535

188	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$455	Yuma & La Paz Counties Community College District, Arizona, General Obligation Bonds, Refunding Series 2014, 4.000%, 7/01/18	No Opt. Call	Aa3	$465,137

500	Yuma County Elementary School District 1, Arizona, General Obligation Bonds, School Improvement Project 2014, Series 2015A, 4.000%, 7/01/18 – BAM Insured	No Opt. Call	AA	510,795

830	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2014A, 5.000%, 8/01/19	No Opt. Call	A–	882,871
19,055	Total Arizona			19,866,464

	Arkansas – 0.8%

3,280	North Little Rock Health Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 1996B, 5.375%, 12/01/19 (Pre-refunded 12/01/18)	12/18 at 100.00	A+ (4)	3,446,165

1,535	University of Arkansas, Fayetteville, Various Facilities Revenue Bonds, Refunding Series 2015A, 5.000%, 11/01/19	No Opt. Call	Aa2	1,660,486
4,815	Total Arkansas			5,106,651

	California – 4.6%

5,605	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2017C, 5.000%, 8/01/31 (Mandatory put 11/01/22)	No Opt. Call	AA–	6,572,588

2,095	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013B, 5.000%, 7/01/43 (Mandatory put 10/17/17)	No Opt. Call	AA–	2,099,337

685	California Infrastructure and Economic Development Bank, Revenue Bonds, Pacific Gas and Electric Company, Refunding Series 2010E, 1.750%, 11/01/26 (Mandatory put 6/01/22)	No Opt. Call	A2	688,432

	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Refunding Series 2016:
695	5.000%, 8/01/19	No Opt. Call	BBB	739,466
550	5.000%, 8/01/20	No Opt. Call	BBB	601,205

2,875	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Substance Abuse Treatment Facility & Corcoran II State Prison, Series 2014G, 5.000%, 1/01/20	No Opt. Call	A+	3,129,466

1,365	Carson Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project Area 1, Refunding Series 2014A, 4.000%, 10/01/17	No Opt. Call	A	1,365,246

4,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2017A-1, 5.000%, 6/01/21	No Opt. Call	BBB+	4,495,240

2,990	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Bond Anticipation Notes Series 2017, 0.000%, 4/01/22	No Opt. Call	Aa1	2,807,251

360	Orange City, California, Special Tax Bonds, Community Facilities District 91-2, Serrano Heights Public Improvements, Refunding Series 2013, 3.000%, 10/01/17	No Opt. Call	A	360,043

275	Rio Elementary School District, California, Special Tax Bonds, Community Facilities District 1, Refunding Series 2014, 4.000%, 9/01/18	No Opt. Call	N/R	281,628

510	Riverside County Transportation Commission, California, Sales Tax Revenue Bonds, Limited Tax Series 2013A, 5.000%, 6/01/18	No Opt. Call	AA+	524,249

420	Salinas Valley Solid Waste Authority, California, Revenue Bonds, Refunding Series 2014A, 5.000%, 8/01/18 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA	433,587

350	San Benito Health Care District, San Benito County, California, Revenue Bonds, Refunding Series 2013, 4.000%, 3/01/18	No Opt. Call	AA–	354,340

NUVEEN	189

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Refunding Series 2016C, 5.000%, 8/01/21	No Opt. Call	A–	$1,138,830

970	Sulphur Springs Union School District, Los Angeles County, California, General Obligation Bonds, Anticipation Notes Series 2014A, 0.000%, 1/01/18 (ETM)	No Opt. Call	N/R (4)	967,701

280	Twin Rivers Unified School District, Sacramento and Placer Counties, California, General Obligation Bonds, Refunding Series 2014A, 4.000%, 8/01/18 – BAM Insured	No Opt. Call	AA	287,367

985	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 5.000%, 12/01/18 (ETM)	No Opt. Call	A+ (4)	1,032,763

260	Val Verde Unified School District Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 2014, 4.000%, 10/01/18 – BAM Insured	No Opt. Call	AA	267,917
26,270	Total California			28,146,656

	Colorado – 4.8%

	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2017A:
1,100	5.000%, 12/01/19	No Opt. Call	Aa2	1,192,554
1,400	5.000%, 12/01/20	No Opt. Call	Aa2	1,567,328

710	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 2.700%, 12/01/19	No Opt. Call	N/R	716,120

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, The Classical Academy Project, Refunding & Improvement Series 2014:
375	3.000%, 12/01/17	No Opt. Call	A	376,241
250	3.000%, 12/01/18	No Opt. Call	A	254,828

235	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, The Classical Academy Project, Refunding Series 2015A, 4.000%, 12/01/18	No Opt. Call	A	242,262

470	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Vanguard School Project, Refunding & Improvement Series 2016, 4.000%, 6/15/20	No Opt. Call	A	498,863

1,685	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Regis University Project, Refunding Series 2016, 5.000%, 10/01/19	No Opt. Call	Baa2	1,790,902

1,200	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017, 5.000%, 6/01/21	No Opt. Call	BBB	1,330,344

625	Colorado Health Facilities Authority, Colorado, Hospital Revenue Bonds, Boulder Community Hospital Project, Refunding Series 2010A, 4.000%, 10/01/18	No Opt. Call	A	641,550

2,035	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009B-3, 1.875%, 7/01/39 (Mandatory put 11/06/19)	No Opt. Call	BBB+	2,040,596

450	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods Project, Refunding Series 2016, 4.000%, 1/01/19	No Opt. Call	N/R	460,868

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
300	3.000%, 6/01/18	No Opt. Call	A–	303,201
600	4.000%, 6/01/19	No Opt. Call	A–	623,502

375	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 2.000%, 8/01/18 – AGM Insured	No Opt. Call	AA	377,854

75	Denver City & County Housing Authority, Colorado, Capital Fund Program Revenue Bonds, Three Tower Rehabilitation, Series 2007, 4.550%, 11/01/17 – AGM Insured (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	75,214

190	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,730	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2011A, 5.250%, 11/15/18 (Alternative Minimum Tax)	No Opt. Call	A+	$1,808,127

555	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012A, 4.000%, 11/15/17 (Alternative Minimum Tax)	No Opt. Call	A+	557,220

375	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/17	No Opt. Call	A	376,973

1,000	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016, 4.000%, 12/01/21	No Opt. Call	Baa2	1,088,510

	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015:
225	5.000%, 12/01/17	No Opt. Call	N/R	226,159
100	5.000%, 12/01/19	No Opt. Call	N/R	105,817

800	Jefferson County School District R-1, Colorado, Certificates of Participation, Jefferson County School Finance Corporation, Series 2016, 3.000%, 12/15/19	No Opt. Call	Aa3	827,504

4,000	Moffat County, Colorado, Pollution Control Revenue Bonds, Tri-State Generation and Transmission Association, Inc. Project, Refunding Series 2009, 2.000%, 3/01/36 (Mandatory put 10/03/22)	No Opt. Call	A	3,989,440

1,060	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 4.000%, 12/01/19	No Opt. Call	N/R	1,109,788

	Pueblo Urban Renewal Authority, Colorado, State Sales Tax Increment Revenue Bonds, Regional Tourism Project, Series 2017:
500	2.500%, 6/01/19	No Opt. Call	N/R	501,625
700	2.750%, 6/01/20	No Opt. Call	N/R	702,681
2,040	3.000%, 6/01/21	No Opt. Call	N/R	2,050,547

510	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013B, 3.000%, 12/01/17	No Opt. Call	A	511,780

1,365	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2017C-1, 4.000%, 11/15/47 (Mandatory put 3/01/20)	9/19 at 100.00	AA–	1,436,690

1,530	Weld County School District RE1, Colorado, General Obligation Bonds, Series 2017, 5.000%, 12/15/20 – AGM Insured	No Opt. Call	AA	1,707,159
28,375	Total Colorado			29,492,247

	Connecticut – 0.3%

1,795	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2015A, 1.375%, 7/01/35 (Mandatory put 7/11/18)	No Opt. Call	AAA	1,799,757

	District of Columbia – 0.7%

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2017:
2,475	5.000%, 10/01/20 (Alternative Minimum Tax)	No Opt. Call	AA–	2,744,057
1,205	5.000%, 10/01/21 (Alternative Minimum Tax)	No Opt. Call	AA–	1,370,868
3,680	Total District of Columbia			4,114,925

	Florida – 2.0%

600	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A, 4.000%, 11/15/17	No Opt. Call	BBB	601,884

425	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Refunding Series 2014, 5.000%, 4/01/18	No Opt. Call	A	433,020

NUVEEN	191

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,195	Lee County, Florida, Transportation Facilities Revenue Bonds, Refunding Series 2014, 5.000%, 10/01/18 – AGM Insured	No Opt. Call	AA	$1,243,075

1,035	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami Jewish Health System Inc. Project, Series 2017, 5.000%, 7/01/22	No Opt. Call	N/R	1,140,549

1,000	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014, 3.000%, 12/01/17	No Opt. Call	BBB+	1,003,040

3,505	Saint Johns County School Board, Florida, Certificates of Participation, Master Lease Program, Refunding Series 2015, 5.000%, 7/01/18	No Opt. Call	Aa3	3,610,746

1,000	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015, 5.000%, 5/01/21	No Opt. Call	AA	1,127,700

1,720	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014B, 4.000%, 7/01/18	No Opt. Call	A–	1,755,174

1,450	Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial HealthCare Inc. Project, Series 2016A, 5.000%, 12/01/18	No Opt. Call	Baa1	1,506,246
11,930	Total Florida			12,421,434

	Georgia – 1.4%

1,500	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project, Series 2016D, 5.000%, 1/01/21	No Opt. Call	A2	1,665,150

515	La Grange-Troup County Hospital Authority, Georgia, Revenue Anticipation Certificates, Wellstar Health System, Inc., Series 2017A, 5.000%, 4/01/20	No Opt. Call	A	561,489

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
529	5.500%, 7/15/23	7/21 at 100.00	N/R	534,323
1,035	5.500%, 7/15/30	7/21 at 100.00	N/R	1,044,843
1,136	5.500%, 1/15/36	7/21 at 100.00	N/R	1,147,056

225	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012B, 4.000%, 10/01/18	No Opt. Call	Baa2	230,092

3,000	State Road and Tollway Authority, Georgia, Federal Highway Reimbursement Revenue Bonds, Series 2017B2, 5.000%, 6/01/20	No Opt. Call	AA	3,295,110
7,940	Total Georgia			8,478,063

	Hawaii – 1.1%

3,000	Hawaii State, General Obligation Bonds, Series 2016FE, 5.000%, 10/01/21	No Opt. Call	AA+	3,438,180

3,000	Honolulu City and County, Hawaii, General Obligation Bonds, Refunding Series 2009A, 5.000%, 4/01/34 (Pre-refunded 4/01/19)	4/19 at 100.00	Aa1 (4)	3,179,340
6,000	Total Hawaii			6,617,520

	Idaho – 0.5%

	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016:
800	4.000%, 9/01/19	No Opt. Call	BB+	821,840
1,565	4.000%, 9/01/20	No Opt. Call	BB+	1,624,001
630	5.000%, 9/01/21	No Opt. Call	BB+	682,347
2,995	Total Idaho			3,128,188

	Illinois – 5.2%

1,390	Arlington Heights, Illinois, General Obligation Bonds, Series 2014, 3.000%, 12/01/18	No Opt. Call	Aa1	1,422,554

660	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	A	599,511

192	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$6,100	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2015, 5.000%, 6/01/18	No Opt. Call	A	$6,249,877

2,000	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5337 State of Good Repair Formula Funds, Refunding Series 2017, 5.000%, 6/01/20	No Opt. Call	A+	2,184,020

	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015B:
1,840	5.000%, 1/01/19	No Opt. Call	A	1,930,620
475	5.000%, 1/01/20	No Opt. Call	A	515,594

160	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A, 4.500%, 12/01/20	No Opt. Call	N/R	160,883

	Illinois Finance Authority, Revenue Bonds, Benedictine University Project, Series 2013A:
1,000	4.000%, 10/01/17	No Opt. Call	BBB	1,000,140
500	5.000%, 10/01/19	No Opt. Call	BBB	530,615

340	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 5.000%, 9/01/19	No Opt. Call	BBB–	359,400

220	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.250%, 2/01/19	No Opt. Call	Baa3	226,230

1,095	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/20	No Opt. Call	A	1,210,599

1,195	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 5.000%, 7/01/18	No Opt. Call	A–	1,227,289

1,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 5.000%, 11/15/19	No Opt. Call	A+	1,076,020

5,375	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/21	No Opt. Call	BBB	5,768,719

3,065	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/21	No Opt. Call	BBB	3,285,159

2,845	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013B, 5.000%, 12/01/17	No Opt. Call	AA–	2,865,626

	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014:
505	3.000%, 3/01/18 – AGM Insured	No Opt. Call	AA	507,949
535	3.000%, 3/01/19 – AGM Insured	No Opt. Call	AA	544,175
30,300	Total Illinois			31,664,980

	Indiana – 3.2%

1,045	Greater Clark County School Building Corporation, Jeffersonville, Indiana, First Mortgage Bonds, Refunding Series 2014B, 5.000%, 7/15/18	No Opt. Call	AA+	1,077,531

1,165	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.000%, 3/01/18 (ETM)	No Opt. Call	N/R (4)	1,185,061

920	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding Series 2014A, 4.000%, 12/01/18	No Opt. Call	AA	952,347

435	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/18	No Opt. Call	AA	452,365

3,000	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2011A-2, 4.000%, 11/15/36 (Mandatory put 3/01/19)	No Opt. Call	AA+	3,119,250

NUVEEN	193

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$5,335	IPS Multi-School Building Corporation, Indiana, First Mortgage Revenue Bonds, Series 2014, 5.000%, 7/15/18	No Opt. Call	AA+	$5,504,120

1,335	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company Project, Series 2008D, 2.050%, 4/01/25 (Mandatory put 6/01/21)	No Opt. Call	A–	1,342,529

6,000	Rockport, Indiana, Pollution Control Revenue Refunding Bonds, Indiana Michigan Power Company Project, Series 2009A, 1.750%, 6/01/25 (Mandatory put 6/01/18)	No Opt. Call	A–	6,015,960
19,235	Total Indiana			19,649,163

	Iowa – 1.0%

2,520	Iowa Finance Authority, Healthcare Revenue Bonds, Gensisi Health System, Refunding Series 2010, 5.000%, 7/01/20	No Opt. Call	A1	2,775,856

145	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	B	150,040

125	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27	6/19 at 105.00	B	133,290

1,135	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Drake University Project, Refunding Series 2016, 3.000%, 4/01/19	No Opt. Call	A–	1,164,533

1,130	Johnston Community School District, Iowa, School Infrastructure Sales, Services and Use Tax Revenue Bonds, Series 2014, 5.000%, 7/01/19 – AGM Insured	No Opt. Call	AA	1,203,134

700	Xenia Rural Water District, Iowa, Water Revenue Bonds, Refunding Capital Loan Note Series 2016, 3.000%, 12/01/19	No Opt. Call	BBB+	720,069
5,755	Total Iowa			6,146,922

	Kansas – 0.1%

500	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A, 4.000%, 9/01/18	No Opt. Call	A+	513,590

	Kentucky – 2.1%

10,000	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Refunding Series 2016C, 5.000%, 5/15/20	No Opt. Call	AA	10,992,994

1,155	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/18	No Opt. Call	BBB+	1,197,308

910	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2001B, 1.350%, 11/01/27 (Mandatory put 5/01/18) (Alternative Minimum Tax)	No Opt. Call	A1	910,528
12,065	Total Kentucky			13,100,830

	Louisiana – 2.5%

700	De Soto Parrish, Louisiana, Pollution Control Revenue Bonds, Southwestern Electric Power Company Project, Refunding Series 2010, 1.600%, 1/01/19	No Opt. Call	A–	700,483

1,940	Ernest N. Morial-New Orleans Exhibition Hall Authority, Louisiana, Special Tax Bonds, Refunding Series 2014, 5.000%, 7/15/18	No Opt. Call	AA+	2,000,722

500	Evangeline Parish Road & Drainage Sales Tax District 1, Louisiana, Sales and Use Tax Revenue Bonds, Series 2013, 3.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	501,770

194	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2015:
$1,295	5.000%, 6/01/18	No Opt. Call	A1	$1,328,644
1,800	5.000%, 6/01/19	No Opt. Call	A1	1,912,824
505	5.000%, 6/01/20	No Opt. Call	A1	553,601

2,400	Louisiana Offshore Terminal Authority, Deepwater Port Revenue Bonds, LOOP Inc. Project, Variable Rate Series 2010B-1, 2.000%, 10/01/40 (Mandatory put 10/01/22)	No Opt. Call	BBB+	2,400,000

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015:
360	3.000%, 5/15/18	No Opt. Call	A3	364,248
595	4.000%, 5/15/19	No Opt. Call	A3	621,257

	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A:
2,275	5.000%, 7/01/19	No Opt. Call	AA–	2,425,514
2,250	5.000%, 7/01/20	No Opt. Call	AA–	2,474,573
14,620	Total Louisiana			15,283,636

	Maryland – 0.3%

	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
850	5.000%, 7/01/18	No Opt. Call	BBB	874,863
915	5.000%, 7/01/19	No Opt. Call	BBB	974,384
1,765	Total Maryland			1,849,247

	Massachusetts – 1.1%

715	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care, Series 2016I, 5.000%, 7/01/21	No Opt. Call	BBB+	797,711

	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds Issue K Series 2017A:
375	4.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	AA	398,636
1,000	4.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	AA	1,078,010

1,550	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2016J, 4.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	AA	1,647,697

	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2014:
1,500	4.000%, 1/01/18 (Alternative Minimum Tax)	No Opt. Call	AA	1,510,740
1,255	3.000%, 1/01/19 (Alternative Minimum Tax)	No Opt. Call	AA	1,280,050
6,395	Total Massachusetts			6,712,844

	Michigan – 1.6%

750	Brighton Area School District, Livingston County, Michigan, General Obligation Bonds, School Building & Site Series 2013II, 5.000%, 5/01/18	No Opt. Call	Aa1	767,325

1,210	Michigan Finance Authority, Hospital Revenue Bonds, Beaumont Health Credit Group, Refunding Series 2015A, 4.000%, 8/01/18	No Opt. Call	A1	1,239,004

2,115	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2015, 5.000%, 12/01/18	No Opt. Call	AA–	2,211,402

1,025	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding Series 2010F-3, 1.400%, 11/15/47 (Mandatory put 6/29/18)	No Opt. Call	AA+	1,026,835

NUVEEN	195

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$1,000	Michigan State, Grant Anticipation Bonds, Refunding Federal Highway Series 2016, 5.000%, 3/15/21	No Opt. Call	AA	$1,124,960

	Saginaw Valley State University, Michigan, General Revenue Bonds, Refunding Series 2016A:
1,325	5.000%, 7/01/19	No Opt. Call	A1	1,410,264
1,000	5.000%, 7/01/20	No Opt. Call	A1	1,096,390

690	Western Michigan University, General Revenue Bonds, Refunding Series 2013, 5.000%, 11/15/17	No Opt. Call	A1	693,629
9,115	Total Michigan			9,569,809

	Minnesota – 9.7%

	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A:
150	3.000%, 8/01/18	No Opt. Call	BB+	150,368
240	3.000%, 8/01/22	No Opt. Call	BB+	236,270

	Brainerd, Minnesota, Electric Utility Revenue Bonds, Series 2014A:
360	3.000%, 12/01/17	No Opt. Call	AA	361,152
365	3.000%, 12/01/18	No Opt. Call	AA	372,161
380	3.000%, 12/01/20 – AGM Insured	No Opt. Call	AA	397,788

	Chippewa County, Minnesota, Gross Revenue Hospital Bonds, Montevideo Hospital Project, Refunding Series 2016:
635	3.000%, 3/01/19	No Opt. Call	N/R	642,379
745	3.000%, 3/01/20	No Opt. Call	N/R	757,829

135	Columbus, Minnesota, Senior Housing Revenue Bonds, Richfield Senior Housing, Inc., Refunding Series 2015, 2.000%, 1/01/18	No Opt. Call	N/R	135,014

805	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A, 2.500%, 8/01/21	No Opt. Call	N/R	791,605

440	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2016A, 4.000%, 7/01/21	No Opt. Call	BB+	462,374

1,200	Duluth Independent School District 709, Minnesota, Certificates of Participation, Refunding Series 2016A, 3.000%, 2/01/20	No Opt. Call	Aa2	1,244,712

1,670	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 3.000%, 11/01/21	No Opt. Call	BB	1,657,692

2,090	Hopkins Independent School District 270, Hennepin County, Minnesota, General Obligation Bonds, Crossover Refunding Series 2015C, 5.000%, 2/01/20	No Opt. Call	Aa2	2,276,909

300	Maple Grove, Minnesota, Health Care Facilities Revenue Refunding Bonds, North Memorial Health Care, Series 2015, 4.000%, 9/01/18	No Opt. Call	Baa1	307,593

2,985	Minneapolis Special School District 1, Hennepin County, Minnesota, Certificates of Participation, Refunding Series 2013D, 5.000%, 2/01/18	No Opt. Call	AA+	3,025,566

2,055	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, Long-Term Facilities Maintenance Series 2016B, 5.000%, 2/01/20	No Opt. Call	AA+	2,242,765

2,250	Minneapolis Special School District 1, Hennepin County, Minnesota, General Obligation Bonds, School Building Series 2016A, 5.000%, 2/01/20	No Opt. Call	AA+	2,455,583

1,145	Minneapolis, Minnesota, Multi-Family Housing Revenue Bonds, Plymouth Stevens House Limited Partnership Project, Series 2016B, 2.000%, 12/01/17	4/17 at 100.00	N/R	1,145,321

280	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Refunding Series 2015, 2.350%, 3/01/18	No Opt. Call	N/R	280,020

196	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2015:
$460	2.400%, 3/01/18	No Opt. Call	N/R	$459,568
605	3.000%, 3/01/20	No Opt. Call	N/R	604,189

600	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2014B, 5.000%, 1/01/18 (Alternative Minimum Tax)	No Opt. Call	A+	606,036

	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2016C:
350	4.000%, 1/01/20	No Opt. Call	AA–	372,950
200	4.000%, 1/01/21	No Opt. Call	AA–	218,026

300	Minnesota Higher Education Facilities Authority, Revenue Bonds, Augsburg College, Series 2014-8-C, 2.000%, 5/01/18	No Opt. Call	Baa3	299,910

475	Minnesota Higher Education Facilities Authority, Revenue Bonds, College of St. Benedict, Series 2016-8K, 3.000%, 3/01/20	No Opt. Call	Baa1	491,464

2,055	Minnesota Higher Education Facilities Authority, Revenue Bonds, Gustavus Adolfus College, Series 2010-7B, 5.000%, 10/01/18 (ETM)	No Opt. Call	A3 (4)	2,138,721

690	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2014C, 1.400%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	AA+	690,669

	Minnesota Housing Finance Agency, Residential Housing Finance Bonds, Series 2017A:
500	1.400%, 7/01/19 (Alternative Minimum Tax)	No Opt. Call	AA+	499,910
1,580	1.700%, 1/01/21 (Alternative Minimum Tax)	No Opt. Call	AA+	1,577,993

2,210	Minnesota Public Facilities Authority, State Clean Water Revolving Fund Revenue Bonds, Series 2010C, 5.000%, 3/01/21 (Pre-refunded 3/01/20)	3/20 at 100.00	AAA	2,417,851

2,210	Minnesota State, General Obligation Bonds, Various Purpose Series 2013A, 5.000%, 8/01/21	No Opt. Call	AAA	2,524,107

	Moorhead, Minnesota, Educational Facilities Revenue Bonds, The Concordia College Corporation Project, Series 2016:
1,910	5.000%, 12/01/18	No Opt. Call	Baa1	1,982,504
2,020	5.000%, 12/01/19	No Opt. Call	Baa1	2,156,067

220	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Refunding Series 2013A, 3.000%, 12/01/17	No Opt. Call	BBB–	220,150

	Rochester, Minnesota, Health Care Facilities Revenue Bonds, Mayo Clinic, Series 2011:
8,945	4.500%, 11/15/38 (Mandatory put 11/15/21)	No Opt. Call	AA	10,076,271
990	4.000%, 11/15/38 (Mandatory put 11/15/18)	No Opt. Call	AA	1,022,819

1,295	Saint Cloud Independent School District 742, Stearns County, Minnesota, General Obligation Bonds, Refunding Series 2015C, 5.000%, 2/01/20	No Opt. Call	Aa2	1,412,379

295	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 3.000%, 4/01/21	No Opt. Call	CCC–	258,039

2,590	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Park Nicollet Health Services, Refunding Series 2009, 5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	2,803,053

155	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community of Peace Academy Project, Refunding Series 2015A, 2.750%, 12/01/20	No Opt. Call	BBB–	156,361

	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes Bloomington Project, Refunding Series 2017:
820	3.000%, 9/01/20	No Opt. Call	N/R	837,458
500	3.000%, 9/01/21	No Opt. Call	N/R	509,655
500	3.000%, 9/01/22	No Opt. Call	N/R	505,920

NUVEEN	197

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$500	Sartell, Minnesota, Health Care Facilities Revenue Bonds, Country Manor Campus LLC Project, Refunding Series 2017, 3.000%, 9/01/22 (WI/DD, Settling 10/12/17)	No Opt. Call	N/R	$499,090

1,555	Sauk Rapids Independent School District 047, Benton County, Minnesota, General Obligation Bonds, Refunding School Building Series 2015A, 5.000%, 2/01/20	No Opt. Call	AA+	1,694,810

120	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A, 3.625%, 10/01/21	No Opt. Call	N/R	119,000

	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A:
1,365	5.000%, 11/15/18 (ETM)	No Opt. Call	A+ (4)	1,427,244
1,330	5.000%, 11/15/19 (ETM)	No Opt. Call	A+ (4)	1,438,555
55,575	Total Minnesota			58,963,870

	Mississippi – 0.2%

1,000	Mississippi Development Bank, Special Obligation Bonds, Municipal Energy Agency of Mississippi, Power Supply Project, Refunding Series 2015A, 5.000%, 3/01/19 – AGM Insured	No Opt. Call	AA	1,052,700

	Missouri – 3.3%

1,740	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/18	No Opt. Call	AA+	1,810,000

400	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A, 5.000%, 3/01/21	No Opt. Call	BBB–	437,324

300	Cape Girardeau County Reorganized School District R2, Missouri, Certificates of Participation, Refunding Series 2014, 3.000%, 4/01/18 – BAM Insured	No Opt. Call	AA	302,904

1,020	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2015, 3.250%, 5/15/28	5/23 at 100.00	A–	1,034,596

180	Curators of the University of Missouri, System Facilities Revenue Bonds, Series 2007A, 5.000%, 11/01/35 (Pre-refunded 11/01/17)	11/17 at 100.00	AA+ (4)	180,682

520	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2016A, 2.375%, 3/01/21	No Opt. Call	N/R	510,047

1,000	Jackson County, Missouri, Special Obligation Bonds, Rirr Right of Way Project, Series 2016, 5.000%, 12/01/20	No Opt. Call	A1	1,113,170

1,245	Jackson County, Missouri, Special Obligation Bonds, Truman Sports Complex Project, Refunding Series 2014, 5.000%, 12/01/19	No Opt. Call	A1	1,345,459

1,000	Kansas City Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Plaza Library Project, Refunding Series 2014, 3.000%, 3/01/18	No Opt. Call	N/R	1,004,240

1,300	Kansas City, Missouri, Special Obligation Bonds, Kansas City Missouri Projects, Series 2016A, 5.000%, 10/01/20	No Opt. Call	AA–	1,436,864

285	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2014A, 4.000%, 2/01/18	No Opt. Call	BBB	287,619

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016B, 4.000%, 2/01/20	No Opt. Call	N/R	1,052,540

	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015:
780	2.500%, 5/01/18	No Opt. Call	N/R	781,942
775	2.750%, 5/01/19	No Opt. Call	N/R	781,448
500	3.000%, 5/01/20	No Opt. Call	N/R	507,695
300	3.250%, 5/01/21	No Opt. Call	N/R	306,267

198	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,000	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Refunding Series 2016B, 5.000%, 12/01/21	No Opt. Call	AA	$1,143,190

640	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016, 4.000%, 11/15/20	No Opt. Call	N/R	657,485

170	Saint Louis Industrial Development Authority, Missouri, Tax Increment Bonds, Southtown Redevelopment Project, Refunding Series 2015, 3.000%, 11/01/22	No Opt. Call	N/R	169,942

530	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, City Parks, Series 2014, 4.000%, 6/15/18 – AGM Insured	No Opt. Call	AA	540,807

1,135	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A	1,172,273

1,745	Springfield, Missouri, Special Obligation Bonds, Refunding Series 2017B, 5.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	Aa2	1,961,048

195	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.100%, 11/01/19	11/17 at 100.00	N/R	195,185

1,525	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 2.850%, 9/01/18	3/18 at 100.00	A–	1,534,089
19,285	Total Missouri			20,266,816

	Montana – 0.3%

1,740	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Composite Deal Series 2010B, 5.000%, 1/01/19	No Opt. Call	AA–	1,825,260

	Nebraska – 2.2%

690	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 12/01/21	No Opt. Call	A	784,358

6,380	Central Plains Energy Project, Nebraska, Gas Supply Revenue Bonds, Refunding Series 2014, 5.000%, 8/01/39 (Mandatory put 12/01/19)	12/19 at 100.00	A1	6,870,619

	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Refunding Series 2017A:
650	3.000%, 7/01/18	No Opt. Call	BBB	657,833
1,000	4.000%, 7/01/20	No Opt. Call	BBB	1,061,080
1,555	5.000%, 7/01/22	No Opt. Call	BBB	1,752,796

1,000	Nebraska State Colleges Facilities Corporation, Building Bonds, CSC Rangeland Center and WCS U.S. Conn Library Projects, Series 2014, 5.000%, 6/15/18	No Opt. Call	AA+	1,027,570

1,235	University of Nebraska Facilities Corporation, UNMC Cancer Center Bonds, Series 2014A, 4.000%, 2/15/18	No Opt. Call	Aa1	1,249,462
12,510	Total Nebraska			13,403,718

	Nevada – 3.4%

5,240	Clark County, Nevada, Airport Revenue Bonds, Junior Lien Series 2014B, 5.000%, 7/01/18	No Opt. Call	A+	5,398,091

3,000	Clark County, Nevada, Airport Revenue Bonds, Junior Subordinate Lien Notes Series 2017C, 5.000%, 7/01/21 (Alternative Minimum Tax)	No Opt. Call	A+	3,385,500

2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2017B, 5.000%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	Aa3	2,198,480

NUVEEN	199

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
$1,185	3.000%, 9/01/18	No Opt. Call	N/R	$1,194,753
1,890	4.000%, 9/01/20	No Opt. Call	N/R	1,975,466
795	2.000%, 9/01/21	No Opt. Call	N/R	776,643

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-4C Green Valley Properties, Refunding Series 2014:
1,480	4.000%, 11/01/17	No Opt. Call	N/R	1,483,330
1,035	4.000%, 11/01/18	No Opt. Call	N/R	1,060,544

1,080	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015, 3.500%, 12/01/19	No Opt. Call	N/R	1,094,202

1,790	Nevada State, General Obligation Bonds, Capital Improvement & Refunding Series 2015E, 5.000%, 2/01/21	No Opt. Call	AA+	2,011,513
19,495	Total Nevada			20,578,522

	New Hampshire – 0.1%

1,030	New Hampshire Business Finance Authority, Water Facility Revenue Bonds, Pennichuck Water Works Inc., Refunding Series 2014A, 4.000%, 1/01/18 (Alternative Minimum Tax)	No Opt. Call	A+	1,036,355

	New Jersey – 5.2%

1,000	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A, 5.000%, 2/15/18	No Opt. Call	BBB+	1,013,660

	Lacey Township School District, Ocean County, New Jersey, General Obligation Bonds, Refunding Series 2016:
1,585	4.000%, 4/01/19 – BAM Insured	No Opt. Call	AA	1,650,540
1,665	4.000%, 4/01/20 – BAM Insured	No Opt. Call	AA	1,772,492
1,330	5.000%, 4/01/21 – BAM Insured	No Opt. Call	AA	1,490,092

7,000	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 5.000%, 7/01/23 – BAM Insured	No Opt. Call	AA	8,076,527

2,585	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AHS Hospital Corporation, Refunding Series 2016, 5.000%, 7/01/19	No Opt. Call	AA–	2,754,628

2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A, 5.000%, 7/01/19	No Opt. Call	Baa2	2,121,860

2,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2014-1A-1, 4.000%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	Aaa	2,009,540

2,000	New Jersey Transit Corporation, Grant Anticipation Notes, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Series 2014A, 5.000%, 9/15/18	No Opt. Call	A	2,064,480

4,365	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1, 5.000%, 6/15/20	No Opt. Call	A+	4,705,121

3,100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/18	No Opt. Call	A–	3,226,201

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
915	4.500%, 6/01/23	12/17 at 100.00	BBB+	915,869
110	4.625%, 6/01/26	12/17 at 100.00	BBB	110,105
29,655	Total New Jersey			31,911,115

200	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico – 0.9%

$5,130	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	A1	$5,456,268

	New York – 8.5%

1,135	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 5.000%, 7/01/18	No Opt. Call	BBB+	1,167,143

380	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School for Excellence, Series 2013A, 3.000%, 4/01/18	No Opt. Call	BBB–	381,634

1,625	Chautauqua County Capital Resource Corporation, New York, Multi-Mode Revenue Bonds, Jamestown Center City Development Corporation Project, Guaranteed by the Gebbie Foundation, Series 2013, 1.300%, 11/01/31 (Mandatory put 11/01/18)	No Opt. Call	AA–	1,626,040

1,770	Chautauqua County Capital Resource Corporation, New York, Multi-Mode Revenue Bonds, Jamestown Center City Development Corporation Project, Guaranteed by the Gebbie Foundation, Series 2013, 1.500%, 11/01/31 (Mandatory put 4/30/20)	No Opt. Call	AA–	1,788,762

5,000	Chautauqua County Capital Resource Corporation, New York, Multi-Mode Revenue Bonds, Jamestown Center City Development Corporation Project, Guaranteed by the Gebbie Foundation, Series 2013, 1.700%, 11/01/31 (Mandatory put 11/01/19)	No Opt. Call	AA–	5,001,200

1,375	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center, Series 2015, 5.000%, 7/01/18	No Opt. Call	A–	1,416,484

1,435	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2014A, 5.000%, 10/01/18 – AGM Insured	No Opt. Call	AA	1,493,017

4,015	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2014A, 5.000%, 2/15/19	No Opt. Call	AAA	4,237,712

2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2014 Series B-1, 5.000%, 11/01/18	No Opt. Call	AAA	2,086,620

2,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series J, 5.000%, 8/01/18	No Opt. Call	AA	2,067,240

1,765	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 1994B, 2.000%, 2/01/29 (Mandatory put 5/01/20)	No Opt. Call	A–	1,786,727

1,960	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	2,078,776

	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
5,000	5.000%, 8/01/19 (Alternative Minimum Tax)	No Opt. Call	BB–	5,257,500
1,985	5.000%, 8/01/20 (Alternative Minimum Tax)	No Opt. Call	BB–	2,131,632

620	Niagara Falls, New York, General Obligation Bonds, Series 2014, 2.000%, 3/01/18 – AGM Insured	No Opt. Call	AA	621,705

6,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Eighty-Sixth Series 2014, 5.000%, 10/15/18 (Alternative Minimum Tax)	No Opt. Call	AA–	6,245,940

5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Ninety-Seventh Series 2016, 5.000%, 11/15/19 (Alternative Minimum Tax)	No Opt. Call	AA–	5,405,600

665	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/18	No Opt. Call	A–	684,192

1,880	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2015, 4.000%, 8/01/19	No Opt. Call	A3	1,971,970

NUVEEN	201

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series A:
$3,055	4.000%, 6/01/19	No Opt. Call	A	$3,180,102
1,225	5.000%, 6/01/20	No Opt. Call	A	1,333,498
49,890	Total New York			51,963,494

	North Carolina – 0.9%

	North Carolina Central University, General Revenue Bonds, Refunding Series 2016:
2,195	4.000%, 10/01/19	No Opt. Call	A3	2,309,030
2,250	4.000%, 10/01/20	No Opt. Call	A3	2,412,990

700	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Southminster Project, Refunding Series 2016, 4.000%, 10/01/19	No Opt. Call	N/R	718,613
5,145	Total North Carolina			5,440,633

	North Dakota – 0.7%

3,000	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 5.250%, 11/01/18	No Opt. Call	A+	3,135,690

815	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2017A, 5.000%, 12/01/19	No Opt. Call	A–	876,720
3,815	Total North Dakota			4,012,410

	Ohio – 1.3%

1,000	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Refunding & Improvement Series 2016, 5.000%, 11/15/19	No Opt. Call	A–	1,066,000

685	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	Caa1	313,388

280	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 2014, 2.250%, 9/01/33 (Mandatory put 9/01/18)	No Opt. Call	A3	282,215

1,000	Ohio State Higher Educational Facility Commission, Higher Education Facility Revenue Bonds, Xavier University 2008C, 5.000%, 5/01/18 (ETM)	No Opt. Call	A3 (4)	1,024,300

4,000	Ohio Water Development Authority, Ohio, Solid Waste Revenue Refunding Bonds, Waste Management, Inc. Project, Series 2002, 1.700%, 11/01/22 (Mandatory put 11/01/18) (Alternative Minimum Tax)	No Opt. Call	A–	4,007,000

1,230	University of Toledo, Ohio, General Receipts Bonds, Refunding Series 2010, 5.000%, 6/01/18	No Opt. Call	A1	1,262,693
8,195	Total Ohio			7,955,596

	Oklahoma – 1.1%

1,000	Canadian County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Mustang Public Schools Project, Series 2012, 4.000%, 9/01/18	No Opt. Call	A+	1,027,090

1,005	Cleveland County Educational Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Moore Public Schools Project, Series 2016, 5.000%, 6/01/20	No Opt. Call	A+	1,102,565

1,070	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Refunding Series 2015A, 5.000%, 8/15/18	No Opt. Call	AA–	1,108,242

	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Refunding Series 2015B:
860	4.000%, 6/01/18 – BAM Insured (Alternative Minimum Tax)	No Opt. Call	AA	875,764
1,000	5.000%, 6/01/20 – BAM Insured	No Opt. Call	AA	1,087,560

1,200	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2015A, 4.000%, 6/01/18 – BAM Insured (Alternative Minimum Tax)	No Opt. Call	AA	1,221,996
6,135	Total Oklahoma			6,423,217

202	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon – 0.4%

$2,295	Multnomah County School District 1J, Portland, Oregon, General Obligation Bonds, Series 2013B, 5.000%, 6/15/20	No Opt. Call	Aa1	$2,533,565

	Pennsylvania – 3.3%

1,115	Corry Area School District, Erie County, Pennsylvania, General Obligation Bonds, Refunding Series 2014, 3.000%, 12/15/18	No Opt. Call	AA	1,140,311

500	East Hempfield Township Industrial Development Authority, Pennsylvania, Revenue Bonds, Willow Valley Communities Project, Refunding Series 2016, 4.000%, 12/01/18	No Opt. Call	N/R	515,945

500	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc. – Student Housing Project at Millersville University, Series 2014, 2.250%, 7/01/18	No Opt. Call	BBB–	501,750

350	Economy Municipal Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2013, 3.000%, 12/15/17	No Opt. Call	AA	351,509

250	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A, 4.000%, 6/01/18	No Opt. Call	Ba1	251,363

1,000	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013, 5.000%, 5/01/18	No Opt. Call	BBB	1,015,580

1,000	Manheim Township School District, Lancaster County, Pennsylvania, General Obligation Bonds, Libor Index Rate Mode, Series 2014A, 1.244%, 5/01/25 (Mandatory put 11/07/17) (Pre-refunded 11/07/17) (1-Month LIBOR reference rate + 0.40% spread) (7)	11/17 at 100.00	Aa2 (4)	998,380

5,045	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Series 2016, 5.000%, 6/01/21	No Opt. Call	A3	5,680,569

	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Bonds, Refunding Series 2015A:
620	4.000%, 12/01/18	No Opt. Call	A+	640,026
1,515	5.000%, 12/01/19	No Opt. Call	A+	1,631,988

1,275	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014B, 4.000%, 9/01/18 – BAM Insured	No Opt. Call	AA	1,308,941

2,760	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Refunding Bonds, Series 2002A, 5.500%, 9/01/18 – AGM Insured	No Opt. Call	AA	2,870,317

635	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012A, 5.000%, 9/01/19	No Opt. Call	AA–	680,663

430	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Refunding Series 2014A, 5.000%, 6/01/18	No Opt. Call	Aa3	441,262

	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Harrisburg Area Community College Project, Series 2014B2:
1,105	3.000%, 10/01/17	No Opt. Call	AA	1,105,122
1,255	4.000%, 10/01/18	No Opt. Call	AA	1,287,530
19,355	Total Pennsylvania			20,421,256

	Rhode Island – 0.7%

1,535	Rhode Island Commerce Corporation, Grant Anticipation Bonds, Rhode Island Department of Transportation, Refunding Series 2016A, 5.000%, 6/15/20	No Opt. Call	AA–	1,689,007

	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, University of Rhode Island Auxiliary Enterprise, Refunding Series 2016B:
675	5.000%, 9/15/19	No Opt. Call	A+	725,078
375	5.000%, 9/15/20	No Opt. Call	A+	415,560

1,525	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group, Refunding Series 2016, 5.000%, 5/15/20	No Opt. Call	BBB+	1,657,995
4,110	Total Rhode Island			4,487,640

NUVEEN	203

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Dakota – 0.4%

	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project, Refunding Series 2016:
$300	2.650%, 11/01/20	No Opt. Call	N/R	$298,305
200	3.000%, 11/01/21	No Opt. Call	N/R	198,032

585	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project, Series 2017, 3.100%, 11/01/22	No Opt. Call	N/R	591,043

485	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/19	No Opt. Call	A+	523,213

1,015	South Dakota Housing Development Authority, Multiple Purpose Revenue Bonds, Series 2013A, 1.600%, 5/01/18	No Opt. Call	Aa3	1,017,233
2,585	Total South Dakota			2,627,826

	Tennessee – 1.0%

1,000	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2012A, 5.000%, 1/01/21	No Opt. Call	A	1,107,750

1,290	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B, 5.500%, 11/01/20	11/19 at 100.00	AA–	1,404,075

3,500	Metropolitan Government of Nashville-Davidson County, Tennessee, Exempt Facilities Revenue Bonds, Waste Management Inc., Series 2001, 1.450%, 8/01/31 (Mandatory put 8/01/18) (Alternative Minimum Tax)	No Opt. Call	A–	3,499,930
5,790	Total Tennessee			6,011,755

	Texas – 9.2%

1,150	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A, 5.000%, 1/01/21	No Opt. Call	BBB+	1,273,142

5,720	Brazosport Independent School District, Brazoria County, Texas, General Obligation Bonds, School Building Series 2015, 5.000%, 2/15/20	No Opt. Call	Aaa	6,242,408

1,000	Corpus Christi Business and Job Development Corporation, Texas, Sales Tax Revenue Bonds, Arena Project, Refunding Series 2014, 4.000%, 9/01/18	No Opt. Call	AA	1,027,090

1,525	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2014D, 5.000%, 11/01/18 (Alternative Minimum Tax)	No Opt. Call	A+	1,587,601

3,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Refunding Series 2010A, 5.000%, 6/01/19	No Opt. Call	A+	3,188,370

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
590	4.000%, 11/15/17	No Opt. Call	A3	592,266
2,415	4.000%, 11/15/18	No Opt. Call	A3	2,488,561

1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/20	No Opt. Call	A2	1,107,190

2,260	Houston Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Schoolhouse Series 2016A, 5.000%, 2/15/21	No Opt. Call	AAA	2,543,427

5,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2014C, 4.000%, 5/15/21	No Opt. Call	AA	5,473,150

410	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2014, 5.000%, 9/01/18	No Opt. Call	A2	424,420

500	Laredo Community College District, Webb County, Texas, General Obligation Bonds, Series 2014, 5.000%, 8/01/18	No Opt. Call	AA–	516,510

204	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds, Series 2017:
$1,000	5.000%, 11/01/19 (Alternative Minimum Tax)	No Opt. Call	A1	$1,075,700
1,500	5.000%, 11/01/20 (Alternative Minimum Tax)	No Opt. Call	A1	1,661,850

4,480	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2011A, 5.000%, 5/15/20	No Opt. Call	A1	4,916,934

1,000	Lubbock, Texas, General Obligation Bonds, Tax & Waterworks System Surplus Revenue Certificates of Obligation, Series 2015, 5.000%, 2/15/21	No Opt. Call	AA+	1,122,230

4,000	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, Central Power & Light Company Project, Refunding Series 1996, 1.750%, 5/01/30 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	A–	3,989,400

375	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 3.000%, 12/01/18	No Opt. Call	B1	375,094

	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communities Crestview Project, Series 2016:
345	2.000%, 11/15/19	No Opt. Call	N/R	339,515
615	4.000%, 11/15/21	No Opt. Call	N/R	636,058

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A:

125	4.000%, 4/01/18 – AGM Insured	No Opt. Call	AA	126,638
325	4.000%, 4/01/19 – AGM Insured	No Opt. Call	AA	336,482

1,500	North Harris County Regional Water Authority, Texas, Water Revenue Bonds, Refunding Senior Lien Series 2016, 5.000%, 12/15/20	No Opt. Call	AA–	1,675,140

1,425	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Series 2009A, 4.375%, 9/01/18 – AGC Insured	No Opt. Call	AA	1,466,083

2,605	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2014A, 5.000%, 4/01/19	No Opt. Call	AAA	2,760,727

	Texas State University System, Financing Revenue Bonds, Refunding Series 2017A:
3,000	5.000%, 3/15/19	No Opt. Call	Aa2	3,170,820
2,000	5.000%, 3/15/20	No Opt. Call	Aa2	2,185,680

2,500	Texas State, General Obligation Bonds, Public Finance Authority, Refunding Series 2014A, 5.000%, 10/01/20	No Opt. Call	AAA	2,786,275

1,000	Travis County, Texas, General Obligation Bonds, Refunding Limited Tax Series 2016A, 5.000%, 3/01/21	No Opt. Call	AAA	1,126,440
52,365	Total Texas			56,215,201

	Utah – 0.2%

	West Valley City Municipal Building Authority, Salt Lake County, Utah, Lease Revenue Bonds, Refunding Series 2016:
660	2.000%, 2/01/19 – AGM Insured	No Opt. Call	AA	667,042
575	3.000%, 2/01/20 – AGM Insured	No Opt. Call	AA	598,115
1,235	Total Utah			1,265,157

	Vermont – 0.4%

2,715	Vermont Student Assistance Corporation, Education Student Loan Revenue Notes Series 2012A, 2.550%, 6/15/18 (Alternative Minimum Tax)	No Opt. Call	AAA	2,734,358

NUVEEN	205

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia – 0.3%

$425	Peninsula Ports Authority of Virginia, Coal Terminal Revenue Bonds, Dominion Terminal Associates Project-DETC Issue, Refunding Series 2003, 1.550%, 10/01/33 (Mandatory put 10/01/19)	No Opt. Call	BBB+	$424,290

1,160	Wise County Industrial Development Authority, Virginia, Solid Waste and Sewage Disposal Revenue Bonds, Virginia Electric and Power Company, Series 2010A, 1.875%, 11/01/40 (Mandatory put 6/01/20)	No Opt. Call	A2	1,171,136
1,585	Total Virginia			1,595,426

	Washington – 2.3%

4,185	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2014A, 5.000%, 7/01/18	No Opt. Call	Aa1	4,313,228

	Port Everett, Washington, Revenue Bonds, Refunding Series 2016:
200	3.000%, 12/01/19	No Opt. Call	A1	207,416
200	4.000%, 12/01/20	No Opt. Call	A1	216,292
225	4.000%, 12/01/21	No Opt. Call	A1	247,775

860	Port of Pasco, Washington, Airport and General Port Revenue Bonds, Series 2014A, 3.000%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	A–	862,632

1,500	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015C, 5.000%, 4/01/19 (Alternative Minimum Tax)	No Opt. Call	AA–	1,586,760

	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Regional Health, Improvement & Refunding Series 2013A:
1,425	4.000%, 12/01/17	No Opt. Call	Baa2	1,430,515
610	5.000%, 12/01/18	No Opt. Call	Baa2	631,118

1,775	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016, 4.000%, 12/01/21	No Opt. Call	Baa2	1,895,185

470	Washington Health Care Facilities Authority, Revenue Bonds, PeaceHealth, Refunding Series 2014A, 5.000%, 11/15/18	No Opt. Call	A+	490,130

1,400	Washington State Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005D, 1.250%, 11/01/17	No Opt. Call	A–	1,400,350

500	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.000%, 7/01/19	No Opt. Call	Baa1	538,825

500	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 5.000%, 1/01/18 (ETM)	No Opt. Call	A (4)	505,280
13,850	Total Washington			14,325,506

	West Virginia – 0.1%

1,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	A–	993,950

	Wisconsin – 1.6%

2,855	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2016A-3, 2.000%, 7/01/29 (Mandatory put 6/01/21) (Alternative Minimum Tax)	No Opt. Call	A–	2,877,041

1,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian HealthCare, Inc., Series 2017, 5.000%, 7/01/21	No Opt. Call	A	1,175,927

530	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital, Series 2015, 3.000%, 12/01/18	No Opt. Call	A+	541,565

206	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity Sponsored Ministry, Series 2017A:
$150	5.000%, 9/01/19	No Opt. Call	BBB+	$159,761
330	5.000%, 9/01/21	No Opt. Call	BBB+	368,834

820	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Hospital Sisters Services, Inc., Refunding Series 2014A, 5.000%, 11/15/18	No Opt. Call	AA–	856,088

100	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014, 2.750%, 10/01/17	No Opt. Call	N/R	100,006

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014:
375	4.000%, 5/01/18	No Opt. Call	BBB+	380,614
300	4.000%, 5/01/19	No Opt. Call	BBB+	310,767

450	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc., Series 2015, 5.000%, 12/15/18	No Opt. Call	AA–	470,912

	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2015A:
1,000	1.850%, 3/01/19 (Alternative Minimum Tax)	No Opt. Call	AA	1,004,910
1,260	1.950%, 9/01/19 (Alternative Minimum Tax)	No Opt. Call	AA	1,270,459
9,220	Total Wisconsin			9,516,884
$557,880	Total Municipal Bonds (cost $584,421,823)			588,036,155

Shares	Description (1), (6)			Value

	INVESTMENT COMPANIES – 2.0%

6,525,000	Eaton Vance Michigan Municipal Bond Fund Institutional Munifund Term Preferred Shares iMTPs			$6,525,065

875,000	Eaton Vance Municipal Bond Fund II Institutional Munifund Term Preferred Shares iMTPs			875,009

5,000,000	Eaton Vance New York Municipal Bond Fund Institutional Munifund Term Preferred Shares iMTPs			5,000,600
	Total Investment Companies (cost $12,400,000)			12,400,674
	Total Long-Term Investments (cost $596,821,823)			600,436,829

Principal Amount (000)	Description (1)	Optional Call Provision (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 1.8%

	MUNICIPAL BONDS – 1.8%

	National – 0.0%

$46	BB&T Municipal Trust Pool Tax Exempt Lease Certificates Class C, Variable Rate Demand Obligations, Series 2014, 1.640%, 11/15/17 (SIFMA reference rate + 0.70% spread), (5), (7)	No Opt. Call	N/R	$46,022

	Colorado – 0.3%

1,750	Colorado Health Facilities Authority, Colorado, Variable Rate Demand Obligations, Revenue Bonds, Catholic Health Initiatives, Series 2008-C2, 2.091%, 10/01/39 (1-Month LIBOR reference rate + 1.25% spread), (5), (7)	5/20 at 100.00	BBB+	1,751,522

	Louisiana – 1.3%

8,000	St. Bernard Parish, Louisiana, Variable Rate Demand Obligations, Exempt Facility Revenue Bonds, Mobil Oil Corporation, Series 1996, 0.950%, 11/01/26 (5)	12/17 at 100.00	A-1+	8,000,000

NUVEEN	207

Nuveen Short Term Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provision (2)	Ratings (3)	Value

	Missouri – 0.2%

$1,000	Missouri Environmental Improvement and Energy Resources Authority, Variable Rate Demand Obligations, Revenue Bonds, Kansas City Power & Light Company Project, Series 2008, 2.875%, 5/01/38 (5)	No Opt. Call	BBB+	$1,009,100
$10,796	Total Short-Term Investments (cost $10,809,512)			10,806,644
	Total Investments (cost $607,631,335) – 100.0%			611,243,473
	Other Assets Less Liabilities – (0.0)%			(233,895)
	Net Assets – 100%			$611,009,578

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment has maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(7)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

ETM	Escrowed to maturity.

LIBOR	London Inter-Bank Offered Rate.

SIFMA	Securities Industry and Financial Markets Association Municipal Swap Index.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

208	NUVEEN

Statement of

Assets and Liabilities	September 30, 2017 (Unaudited)

	All-American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Assets
Long-term investments, at value (cost $3,311,563,050, $108,163,245, $5,060,710,284, $4,520,599,809 and $596,821,823, respectively)	$3,533,290,900	$111,608,826	$5,257,404,977	$4,564,686,181	$600,436,829
Short-term investments, at value (cost $30,000,000, $1,000,000, $45,000,000, $38,016,030 and $10,809,512, respectively)	30,000,000	1,000,000	45,000,000	38,016,022	10,806,644
Cash	3,696,616	1,600,110	—	13,280,961	2,406,400
Cash collateral at broker for investments in swaps(1)	—	227,286	—	—	—
Consumer price index swaps premiums paid	—	484	—	—	—
Unrealized appreciation on consumer price index swaps	—	35,604	—	—	—
Receivable for:
Interest	47,972,343	1,340,574	64,362,198	51,007,767	6,755,878
Investments sold	7,934,378	425,000	33,236,005	5,011,567	—
Shares sold	8,947,323	333,555	10,807,392	13,624,116	1,119,249
Other assets	419,079	29,669	637,312	385,682	82,835
Total assets	3,632,260,639	116,601,108	5,411,447,884	4,686,012,296	621,607,835
Liabilities
Cash overdraft	—	—	16,545,455	—	—
Floating rate obligations	67,370,000	—	—	—	—
Unrealized depreciation on consumer price index swaps	—	4,439,787	—	—	—
Payable for:
Dividends	2,873,605	14,097	4,231,278	1,937,244	240,539
Investments purchased	26,035,072	1,783,942	8,995,000	51,358,843	6,899,668
Shares redeemed	6,016,495	436,204	5,286,749	6,582,261	3,035,594
Accrued expenses:
Management fees	1,184,186	27,407	1,775,111	1,332,687	206,447
Directors/Trustees fees	362,628	681	600,308	351,651	34,683
12b-1 distribution and service fees	502,091	8,934	183,344	417,151	41,494
Other	614,160	55,837	1,064,171	750,383	139,832
Total liabilities	104,958,237	6,766,889	38,681,416	62,730,220	10,598,257
Net assets	$3,527,302,402	$109,834,219	$5,372,766,468	$4,623,282,076	$611,009,578
Class A Shares
Net assets	$1,286,378,330	$27,450,421	$549,853,791	$1,103,326,652	$170,223,307
Shares outstanding	110,579,688	2,567,452	59,510,767	100,217,852	16,897,110
Net asset value (“NAV”) per share	$11.63	$10.69	$9.24	$11.01	$10.07
Offering price per share (NAV per share plus maximum sales charge of 4.20%, 3.00%, 3.00%, 2.50% and 2.50%, respectively, of offering price)	$12.14	$11.02	$9.53	$11.29	$10.33
Class C Shares
Net assets	$175,313,392	$1,546,835	$47,176,336	$102,063,258	$9,235,140
Shares outstanding	15,069,019	144,739	5,104,669	9,307,951	918,700
NAV and offering price per share	$11.63	$10.69	$9.24	$10.97	$10.05
Class C2 Shares
Net assets	$237,348,637	$5,060,453	$72,591,315	$326,794,136	$10,712,822
Shares outstanding	20,400,521	473,227	7,846,608	29,764,548	1,064,444
NAV and offering price per share	$11.63	$10.69	$9.25	$10.98	$10.06
Class R6 Shares
Net assets	$6,212,343	$—	$—	$—	$—
Shares outstanding	531,736	—	—	—	—
NAV and offering price per share	$11.68	$—	$—	$—	$—
Class I Shares
Net assets	$1,822,049,700	$75,776,510	$4,703,145,026	$3,091,098,030	$420,838,309
Shares outstanding	155,982,079	7,068,711	507,655,832	281,892,443	41,737,886
NAV and offering price per share	$11.68	$10.72	$9.26	$10.97	$10.08
Net assets consist of:
Capital paid-in	$3,373,831,658	$115,714,326	$5,179,760,834	$4,588,445,818	$607,318,278
Undistributed (Over-distribution of) net investment income	6,972,291	19,094	12,191,832	6,625,606	741,193
Accumulated net realized gain (loss)	(75,256,397)	(4,940,599)	(15,880,891)	(15,875,712)	(662,031)
Net unrealized appreciation (depreciation)	221,727,850	(958,602)	196,694,693	44,086,364	3,612,138
Net assets	$3,527,302,402	$109,834,219	$5,372,766,468	$4,623,282,076	$611,009,578
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	2 billion
Par value per share	$0.01	$0.01	$0.001	$0.01	$0.0001

(1)	Cash pledged to collateralize the net payment obligations for investments in swaps is in addition to the Fund’s securities pledged as collateral as noted in the Fund’s Portfolio of Investments.

See accompanying notes to financial statements.

NUVEEN	209

Statement of

Operations	Six Months Ended September 30, 2017 (Unaudited)

	All-American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Investment Income	$76,053,413	$1,481,818	$94,110,961	$57,457,577	$5,432,125
Expenses
Management fees	6,962,106	234,266	10,670,530	8,090,545	1,282,028
12b-1 service fees – Class A Shares	1,217,753	28,374	531,272	1,107,950	182,222
12b-1 distribution and service fees – Class C Shares	846,974	7,419	232,236	541,813	49,475
12b-1 distribution and service fees – Class C2 Shares	933,098	19,290	291,955	967,447	30,913
Shareholder servicing agent fees	732,263	34,759	1,226,531	876,605	110,511
Interest expense	474,107	—	—	—	—
Custodian fees	182,937	24,703	269,826	246,501	101,862
Directors/Trustees fees	51,706	1,725	79,816	70,646	9,678
Professional fees	85,025	20,685	93,272	85,630	28,219
Shareholder reporting expenses	95,098	9,214	180,450	127,341	18,929
Federal and state registration fees	150,235	50,352	110,706	137,000	58,732
Other	45,700	5,750	81,598	94,164	10,104
Total expenses before fee waiver/expense reimbursement	11,777,002	436,537	13,768,192	12,345,642	1,882,673
Fee waiver/expense reimbursement	—	(96,119)	—	—	—
Net expenses	11,777,002	340,418	13,768,192	12,345,642	1,882,673
Net investment income (loss)	64,276,411	1,141,400	80,342,769	45,111,935	3,549,452
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments:
Investments	(907,093)	(21,872)	1,190,069	358,859	36,316
Swaps	—	(710)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	80,864,175	1,939,369	115,470,307	52,296,575	2,161,602
Swaps	—	(1,324,214)	—	—	—
Net realized and unrealized gain (loss)	79,957,082	592,573	116,660,376	52,655,434	2,197,918
Net increase (decrease) in net assets from operations	$144,233,493	$1,733,973	$197,003,145	$97,767,369	$5,747,370

See accompanying notes to financial statements.

210	NUVEEN

Statement of

Changes in Net Assets	(Unaudited)

	All-American			Inflation Protected
	Six Months Ended 9/30/17	Eleven Months Ended 3/31/17	Year Ended 4/30/16	Six Months Ended 9/30/17	Eleven Months Ended 3/31/17	Year Ended 4/30/16
Operations
Net investment income (loss)	$64,276,411	$109,754,345	$97,394,761	$1,141,400	$1,051,237	$1,114,018
Net realized gain (loss) from:
Investments	(907,093)	(18,948,368)	5,224,271	(21,872)	(77,951)	3,608
Futures contracts	—	—	—	—	—	—
Swaps	—	—	—	(710)	(530,237)	(861,457)
Change in net unrealized appreciation (depreciation) of:
Investments	80,864,175	(122,209,365)	52,524,525	1,939,369	(803,079)	1,027,350
Swaps	—	—	—	(1,324,214)	1,562,798	(179,459)
Net increase (decrease) in net assets from operations	144,233,493	(31,403,388)	155,143,557	1,733,973	1,202,768	1,104,060
Distributions to Shareholders
From net investment income:
Class A Shares	(21,949,940)	(41,647,815)	(39,053,373)	(298,129)	(538,208)	(545,362)
Class C Shares	(2,395,033)	(3,965,886)	(2,207,822)	(9,694)	(14,007)	(19,201)
Class C2 Shares	(3,780,055)	(8,241,009)	(10,127,396)	(39,694)	(93,512)	(133,687)
Class R6 Shares(1)	(128,636)	(186,761)	—	—	—	—
Class I Shares	(32,973,791)	(54,333,898)	(47,715,010)	(753,078)	(489,993)	(443,595)
From accumulated net realized gains:
Class A Shares	—	—	—	—	—	—
Class C Shares	—	—	—	—	—	—
Class C2 Shares	—	—	—	—	—	—
Class R6 Shares(1)	—	—	—	—	—	—
Class I Shares	—	—	—	—	—	—
Decrease in net assets from distributions to shareholders	(61,227,455)	(108,375,369)	(99,103,601)	(1,100,595)	(1,135,720)	(1,141,845)
Fund Share Transactions
Proceeds from sale of shares	497,739,857	1,259,722,294	793,145,702	27,673,750	73,972,211	9,670,740
Proceeds from shares issued to shareholders due to reinvestment of distributions	44,591,218	76,790,471	68,074,039	1,016,910	1,046,198	1,081,857
	542,331,075	1,336,512,765	861,219,741	28,690,660	75,018,409	10,752,597
Cost of shares redeemed	(323,349,858)	(983,985,170)	(405,292,419)	(12,360,786)	(24,805,289)	(21,552,502)
Net increase (decrease) in net assets from Fund share transactions	218,981,217	352,527,595	455,927,322	16,329,874	50,213,120	(10,799,905)
Net increase (decrease) in net assets	301,987,255	212,748,838	511,967,278	16,963,252	50,280,168	(10,837,690)
Net assets at the beginning of period	3,225,315,147	3,012,566,309	2,500,599,031	92,870,967	42,590,799	53,428,489
Net assets at the end of period	$3,527,302,402	$3,225,315,147	$3,012,566,309	$109,834,219	$92,870,967	$42,590,799
Undistributed (Over-distribution of) net investment income at the end of period	$6,972,291	$3,923,335	$2,696,684	$19,094	$(21,711)	$64,009

1	Class R6 Shares for All-American were established on June 30, 2016.

See accompanying notes to financial statements.

NUVEEN	211

Statement of Changes in Net Assets (Unaudited) (continued)

	Intermediate Duration				Limited Term
	Six Months Ended 9/30/17	Eleven Months Ended 3/31/17	Year Ended 4/30/16	Six Months Ended 9/30/17	Eleven Months Ended 3/31/17	Year Ended 4/30/16
Operations
Net investment income (loss)	$80,342,769	$139,562,317	$134,948,487	$45,111,935	$77,526,782	$79,946,662
Net realized gain (loss) from:
Investments	1,190,069	(8,110,898)	4,569,565	358,859	(3,931,727)	2,714,425
Futures contracts	—	—	617,735	—	—	—
Swaps	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	115,470,307	(211,349,065)	80,907,551	52,296,575	(126,322,479)	25,392,818
Swaps	—	—	—	—	—	—
Net increase (decrease) in net assets from operations	197,003,145	(79,897,646)	221,043,338	97,767,369	(52,727,424)	108,053,905
Distributions to Shareholders
From net investment income:
Class A Shares	(7,256,184)	(27,985,894)	(20,944,763)	(9,742,001)	(20,535,108)	(21,389,495)
Class C Shares	(453,012)	(796,069)	(490,682)	(512,658)	(984,833)	(767,472)
Class C2 Shares	(860,730)	(1,928,864)	(2,384,876)	(2,430,730)	(5,530,934)	(7,246,079)
Class R6 Shares	—	—	—	—	—	—
Class I Shares	(67,664,878)	(110,079,083)	(109,851,125)	(29,272,062)	(52,230,761)	(49,746,560)
From accumulated net realized gains:
Class A Shares	—	(1,046,205)	—	—	—	—
Class C Shares	—	(41,639)	—	—	—	—
Class C2 Shares	—	(83,316)	—	—	—	—
Class R6 Shares	—	—	—	—	—	—
Class I Shares	—	(3,689,947)	—	—	—	—
Decrease in net assets from distributions to shareholders	(76,234,804)	(145,651,017)	(133,671,446)	(41,957,451)	(79,281,636)	(79,149,606)
Fund Share Transactions
Proceeds from sale of shares	610,271,720	2,121,948,192	1,634,898,252	653,238,179	2,254,821,137	1,619,746,263
Proceeds from shares issued to shareholders due to reinvestment of distributions	51,198,966	96,724,626	86,140,928	30,327,102	55,429,294	53,543,471
	661,470,686	2,218,672,818	1,721,039,180	683,565,281	2,310,250,431	1,673,289,734
Cost of shares redeemed	(531,648,856)	(2,063,831,985)	(1,093,585,011)	(718,420,329)	(2,081,012,574)	(1,167,892,771)
Net increase (decrease) in net assets from Fund share transactions	129,821,830	154,840,833	627,454,169	(34,855,048)	229,237,857	505,396,963
Net increase (decrease) in net assets	250,590,171	(70,707,830)	714,826,061	20,954,870	97,228,797	534,301,262
Net assets at the beginning of period	5,122,176,297	5,192,884,127	4,478,058,066	4,602,327,206	4,505,098,409	3,970,797,147
Net assets at the end of period	$5,372,766,468	$5,122,176,297	$5,192,884,127	$4,623,282,076	$4,602,327,206	$4,505,098,409
Undistributed (Over-distribution of) net investment income at the end of period	$12,191,832	$8,083,867	$9,476,392	$6,625,606	$3,471,122	$5,295,771

See accompanying notes to financial statements.

212	NUVEEN

	Short Term
	Six Months Ended 9/30/17	Eleven Months Ended 3/31/17	Year Ended 4/30/16
Operations
Net investment income (loss)	$3,549,452	$6,401,387	$7,396,872
Net realized gain (loss) from:
Investments	36,316	(68,245)	(325,327)
Futures contracts	—	—	—
Swaps	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	2,161,602	(4,831,090)	708,617
Swaps	—	—	—
Net increase (decrease) in net assets from operations	5,747,370	1,502,052	7,780,162
Distributions to Shareholders
From net investment income:
Class A Shares	(865,138)	(1,658,567)	(1,597,461)
Class C Shares	(8,841)	(14,338)	(16,789)
Class C2 Shares	(33,424)	(68,591)	(86,239)
Class R6 Shares	—	—	—
Class I Shares	(2,392,377)	(4,461,060)	(5,170,312)
From accumulated net realized gains:
Class A Shares	—	—	—
Class C Shares	—	—	—
Class C2 Shares	—	—	—
Class R6 Shares	—	—	—
Class I Shares	—	—	—
Decrease in net assets from distributions to shareholders	(3,299,780)	(6,202,556)	(6,870,801)
Fund Share Transactions
Proceeds from sale of shares	90,417,083	433,191,112	251,309,993
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,791,356	3,346,466	3,366,594
	92,208,439	436,537,578	254,676,587
Cost of shares redeemed	(123,422,954)	(441,460,355)	(326,957,476)
Net increase (decrease) in net assets from Fund share transactions	(31,214,515)	(4,922,777)	(72,280,889)
Net increase (decrease) in net assets	(28,766,925)	(9,623,281)	(71,371,528)
Net assets at the beginning of period	639,776,503	649,399,784	720,771,312
Net assets at the end of period	$611,009,578	$639,776,503	$649,399,784
Undistributed (Over-distribution of) net investment income at the end of period	$741,193	$491,521	$292,690

See accompanying notes to financial statements.

NUVEEN	213

Financial

Highlights (Unaudited)

All-American

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/88)
Year Ended 3/31:
2018(i)	$11.34	$0.22	$0.28	$0.50	$(0.21)	$—	$(0.21)	$11.63
2017(h)	11.80	0.39	(0.46)	(0.07)	(0.39)	—	(0.39)	11.34
Year Ended 4/30:
2016	11.57	0.43	0.23	0.66	(0.43)	—	(0.43)	11.80
2015	11.23	0.46	0.36	0.82	(0.48)	—	(0.48)	11.57
2014	11.76	0.49	(0.56)	(0.07)	(0.46)	—	(0.46)	11.23
2013	11.36	0.47	0.41	0.88	(0.48)	—	(0.48)	11.76
2012	10.24	0.54	1.13	1.67	(0.55)	—	(0.55)	11.36
Class C (2/14)
Year Ended 3/31:
2018(i)	11.35	0.17	0.27	0.44	(0.16)	—	(0.16)	11.63
2017(h)	11.80	0.31	(0.46)	(0.15)	(0.30)	—	(0.30)	11.35
Year Ended 4/30:
2016	11.58	0.33	0.23	0.56	(0.34)	—	(0.34)	11.80
2015	11.24	0.36	0.37	0.73	(0.39)	—	(0.39)	11.58
2014(e)	10.99	0.02	0.32	0.34	(0.09)	—	(0.09)	11.24
Class C2 (6/93)(f)
Year Ended 3/31:
2018(i)	11.35	0.19	0.27	0.46	(0.18)	—	(0.18)	11.63
2017(h)	11.80	0.33	(0.45)	(0.12)	(0.33)	—	(0.33)	11.35
Year Ended 4/30:
2016	11.58	0.36	0.23	0.59	(0.37)	—	(0.37)	11.80
2015	11.24	0.40	0.36	0.76	(0.42)	—	(0.42)	11.58
2014	11.76	0.43	(0.55)	(0.12)	(0.40)	—	(0.40)	11.24
2013	11.37	0.40	0.41	0.81	(0.42)	—	(0.42)	11.76
2012	10.24	0.48	1.14	1.62	(0.49)	—	(0.49)	11.37
Class R6 (6/16)
Year Ended 3/31:
2018(i)	11.39	0.23	0.28	0.51	(0.22)	—	(0.22)	11.68
2017(g)	12.09	0.34	(0.71)	(0.37)	(0.33)	—	(0.33)	11.39
Class I (2/97)
Year Ended 3/31:
2018(i)	11.39	0.23	0.28	0.51	(0.22)	—	(0.22)	11.68
2017(h)	11.85	0.41	(0.46)	(0.05)	(0.41)	—	(0.41)	11.39
Year Ended 4/30:
2016	11.62	0.45	0.24	0.69	(0.46)	—	(0.46)	11.85
2015	11.28	0.49	0.35	0.84	(0.50)	—	(0.50)	11.62
2014	11.80	0.51	(0.55)	(0.04)	(0.48)	—	(0.48)	11.28
2013	11.40	0.49	0.41	0.90	(0.50)	—	(0.50)	11.80
2012	10.28	0.55	1.14	1.69	(0.57)	—	(0.57)	11.40

214	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

4.42%	$1,286,378	0.72	%*	0.69	%*	3.78	%*	10%
(0.66)	1,136,311	0.73	*	0.70	*	3.66	*	24

5.85	1,170,705	0.70		0.70		3.68		13
7.38	989,477	0.71		0.71		4.01		18
(0.42)	907,137	0.72		0.72		4.46		13
7.83	1,230,356	0.72		0.72		4.01		17
16.68	969,745	0.78		0.77		4.98		18

3.93	175,313	1.52	*	1.49	*	2.98	*	10
(1.38)	163,496	1.52	*	1.49	*	2.87	*	24

5.04	116,024	1.50		1.50		2.86		13
6.54	48,472	1.51		1.51		3.09		18
3.06	4,923	1.50	*	1.50	*	3.39	*	13

4.04	237,349	1.27	*	1.24	*	3.24	*	10
(1.07)	264,617	1.28	*	1.25	*	3.11	*	24

5.22	308,100	1.25		1.25		3.13		13
6.82	328,649	1.26		1.26		3.47		18
(0.90)	353,220	1.27		1.27		3.91		13
7.17	494,747	1.27		1.27		3.45		17
16.14	361,364	1.33		1.32		4.43		18

4.51	6,212	0.49	*	0.46	*	4.02	*	10
(3.04)	6,674	0.49	*	0.46	*	3.95	*	24

4.51	1,822,050	0.52	*	0.49	*	3.98	*	10
(0.47)	1,654,217	0.53	*	0.50	*	3.86	*	24

6.05	1,417,738	0.50		0.50		3.88		13
7.57	1,134,001	0.51		0.51		4.21		18
(0.14)	962,101	0.52		0.52		4.66		13
8.03	1,283,660	0.52		0.52		4.22		17
16.71	1,120,747	0.56		0.55		5.13		18
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the period June 30, 2016 (commencement of operations) through March 31, 2017.
(h)	For the eleven months ended March 31, 2017.
(i)	For the six months ended September 30, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	215

Financial Highlights (Unaudited) (continued)

Inflation Protected

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (3/11)
Year Ended 3/31:
2018(h)	$10.62	$0.11	$0.07	$0.18	$(0.11)	$—	$(0.11)	$10.69
2017(g)	10.66	0.22	(0.02)	0.20	(0.24)	—	(0.24)	10.62
Year Ended 4/30:
2016	10.63	0.26	0.03	0.29	(0.26)	—	(0.26)	10.66
2015	10.77	0.27	(0.14)	0.13	(0.27)	—	(0.27)	10.63
2014	11.31	0.26	(0.55)	(0.29)	(0.25)	—	(0.25)	10.77
2013	11.01	0.24	0.35	0.59	(0.28)	(0.01)	(0.29)	11.31
2012	10.36	0.33	0.66	0.99	(0.34)	—	(0.34)	11.01
Class C (2/14)
Year Ended 3/31:
2018(h)	10.62	0.07	0.07	0.14	(0.07)	—	(0.07)	10.69
2017(g)	10.66	0.14	(0.02)	0.12	(0.16)	—	(0.16)	10.62
Year Ended 4/30:
2016	10.62	0.17	0.04	0.21	(0.17)	—	(0.17)	10.66
2015	10.76	0.18	(0.14)	0.04	(0.18)	—	(0.18)	10.62
2014(e)	10.61	0.02	0.17	0.19	(0.04)	—	(0.04)	10.76
Class C2 (3/11)(f)
Year Ended 3/31:
2018(h)	10.62	0.09	0.06	0.15	(0.08)	—	(0.08)	10.69
2017(g)	10.66	0.17	(0.03)	0.14	(0.18)	—	(0.18)	10.62
Year Ended 4/30:
2016	10.62	0.20	0.04	0.24	(0.20)	—	(0.20)	10.66
2015	10.76	0.21	(0.14)	0.07	(0.21)	—	(0.21)	10.62
2014	11.30	0.21	(0.57)	(0.36)	(0.18)	—	(0.18)	10.76
2013	11.00	0.18	0.35	0.53	(0.22)	(0.01)	(0.23)	11.30
2012	10.36	0.27	0.66	0.93	(0.29)	—	(0.29)	11.00
Class I (3/11)
Year Ended 3/31:
2018(h)	10.65	0.13	0.06	0.19	(0.12)	—	(0.12)	10.72
2017(g)	10.69	0.23	(0.02)	0.21	(0.25)	—	(0.25)	10.65
Year Ended 4/30:
2016	10.64	0.28	0.05	0.33	(0.28)	—	(0.28)	10.69
2015	10.78	0.29	(0.15)	0.14	(0.28)	—	(0.28)	10.64
2014	11.32	0.29	(0.57)	(0.28)	(0.26)	—	(0.26)	10.78
2013	11.01	0.26	0.36	0.62	(0.30)	(0.01)	(0.31)	11.32
2012	10.37	0.35	0.65	1.00	(0.36)	—	(0.36)	11.01

216	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

1.72%	$27,450	0.95	%*	1.96	%*	0.76	%*	2.15	%*	2%
1.87	27,684	1.07	*	1.94	*	0.76	*	2.25	*	11

2.83	21,289	1.05		2.15		0.77		2.44		1
1.14	24,104	0.99		2.26		0.77		2.48		20
(2.53)	28,862	0.96		2.29		0.77		2.49		19
5.39	61,926	1.01		1.87		0.77		2.11		9
9.74	7,339	1.46		2.44		0.78		3.13		14

1.33	1,547	1.75	*	1.16	*	1.56	*	1.35	*	2
1.10	1,292	1.87	*	1.13	*	1.56	*	1.44	*	11

2.05	956	1.85		1.36		1.57		1.64		1
0.31	1,344	1.80		1.41		1.57		1.65		20
1.79	238	1.69	*	1.66	*	1.59	*	1.75	*	19

1.44	5,060	1.50	*	1.41	*	1.31	*	1.60	*	2
1.35	5,179	1.63	*	1.39	*	1.31	*	1.71	*	11

2.34	5,827	1.60		1.61		1.32		1.90		1
0.59	7,697	1.54		1.72		1.32		1.94		20
(3.10)	10,221	1.52		1.76		1.32		1.96		19
4.81	15,064	1.57		1.33		1.32		1.58		9
9.07	4,209	2.03		1.87		1.33		2.57		14

1.81	75,777	0.75	*	2.16	*	0.56	*	2.35	*	2
2.03	58,716	0.86	*	2.11	*	0.56	*	2.40	*	11

3.19	14,519	0.85		2.35		0.57		2.64		1
1.31	20,284	0.78		2.46		0.57		2.68		20
(2.36)	24,960	0.77		2.52		0.57		2.72		19
5.65	35,046	0.82		2.10		0.57		2.35		9
9.82	6,704	1.22		2.64		0.58		3.28		14

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the eleven months ended March 31, 2017.
(h)	For the six months ended September 30, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	217

Financial Highlights (Unaudited) (continued)

Intermediate Duration

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/95)
Year Ended 3/31:
2018(i)	$9.03	$0.13	$0.21	$0.34	$(0.13)	$—	$(0.13)	$9.24
2017(h)	9.40	0.23	(0.36)	(0.13)	(0.23)	(0.01)	(0.24)	9.03
Year Ended 4/30:
2016	9.22	0.26	0.18	0.44	(0.26)	—	(0.26)	9.40
2015	9.13	0.26	0.10	0.36	(0.27)	—	(0.27)	9.22
2014	9.38	0.29	(0.26)	0.03	(0.28)	—	(0.28)	9.13
2013	9.25	0.30	0.14	0.44	(0.31)	—	(0.31)	9.38
2012	8.84	0.34	0.42	0.76	(0.35)	—	(0.35)	9.25
Class C (2/14)
Year Ended 3/31:
2018(i)	9.03	0.10	0.20	0.30	(0.09)	—	(0.09)	9.24
2017(h)	9.40	0.16	(0.35)	(0.19)	(0.17)	(0.01)	(0.18)	9.03
Year Ended 4/30:
2016	9.23	0.18	0.18	0.36	(0.19)	—	(0.19)	9.40
2015	9.14	0.19	0.10	0.29	(0.20)	—	(0.20)	9.23
2014(f)	9.05	0.01	0.12	0.13	(0.04)	—	(0.04)	9.14
Class C2 (6/95)(g)
Year Ended 3/31:
2018(i)	9.04	0.11	0.20	0.31	(0.10)	—	(0.10)	9.25
2017(h)	9.41	0.18	(0.35)	(0.17)	(0.19)	(0.01)	(0.20)	9.04
Year Ended 4/30:
2016	9.24	0.21	0.17	0.38	(0.21)	—	(0.21)	9.41
2015	9.15	0.22	0.09	0.31	(0.22)	—	(0.22)	9.24
2014	9.41	0.24	(0.27)	(0.03)	(0.23)	—	(0.23)	9.15
2013	9.27	0.25	0.15	0.40	(0.26)	—	(0.26)	9.41
2012	8.87	0.29	0.41	0.70	(0.30)	—	(0.30)	9.27
Class I (11/76)
Year Ended 3/31:
2018(i)	9.05	0.14	0.21	0.35	(0.14)	—	(0.14)	9.26
2017(h)	9.42	0.25	(0.36)	(0.11)	(0.25)	(0.01)	(0.26)	9.05
Year Ended 4/30:
2016	9.25	0.28	0.17	0.45	(0.28)	—	(0.28)	9.42
2015	9.16	0.28	0.10	0.38	(0.29)	—	(0.29)	9.25
2014	9.41	0.31	(0.26)	0.05	(0.30)	—	(0.30)	9.16
2013	9.27	0.32	0.15	0.47	(0.33)	—	(0.33)	9.41
2012	8.86	0.36	0.41	0.77	(0.36)	—	(0.36)	9.27

218	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

3.73%	$549,854	0.68	%*	0.68	%*	2.88	%*	8%
(1.40)	505,589	0.69	*	0.69	*	2.70	*	24

4.83	1,076,822	0.68		0.68		2.77		18
3.95	773,091	0.70		0.70		2.86		19
0.39	876,456	0.70		0.70		3.20		17
4.83	512,139	0.70		0.70		3.24		15
8.68	450,036	0.72		0.72		3.70		10

3.33	47,176	1.48	*	1.48	*	2.08	*	8
(2.10)	45,483	1.49	*	1.49	*	1.91	*	24

3.91	35,070	1.48		1.48		1.99		18
3.14	17,706	1.50		1.50		2.03		19
1.49	2,412	1.49	*	1.49	*	2.17	*	17

3.46	72,591	1.23	*	1.23	*	2.33	*	8
(1.86)	85,193	1.24	*	1.24	*	2.16	*	24

4.17	101,168	1.24		1.24		2.28		18
3.40	112,700	1.25		1.25		2.32		19
(0.25)	126,951	1.25		1.25		2.65		17
4.39	158,004	1.25		1.25		2.69		15
7.96	134,478	1.27		1.27		3.14		10

3.83	4,703,145	0.48	*	0.48	*	3.08	*	8
(1.22)	4,485,912	0.49	*	0.49	*	2.91	*	24

4.91	3,979,824	0.49		0.49		3.02		18
4.14	3,574,561	0.50		0.50		3.07		19
0.59	3,210,180	0.50		0.50		3.40		17
5.13	3,520,696	0.50		0.50		3.44		15
8.87	3,039,743	0.52		0.52		3.91		10
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the eleven months ended March 31, 2017.
(i)	For the six months ended September 30, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	219

Financial Highlights (Unaudited) (continued)

Limited Term

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain(Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/87)
Year Ended 3/31:
2018(i)	$10.88	$0.10	$0.13	$0.23	$(0.10)	$—	$(0.10)	$11.01
2017(h)	11.17	0.17	(0.28)	(0.11)	(0.18)	—	(0.18)	10.88
Year Ended 4/30:
2016	11.10	0.20	0.08	0.28	(0.21)	—	(0.21)	11.17
2015	11.12	0.21	(0.02)	0.19	(0.21)	—	(0.21)	11.10
2014	11.27	0.22	(0.16)	0.06	(0.21)	—	(0.21)	11.12
2013	11.20	0.24	0.07	0.31	(0.24)	—	(0.24)	11.27
2012	10.85	0.29	0.34	0.63	(0.28)	—	(0.28)	11.20
Class C (2/14)
Year Ended 3/31:
2018(i)	10.83	0.06	0.13	0.19	(0.05)	—	(0.05)	10.97
2017(h)	11.12	0.09	(0.28)	(0.19)	(0.10)	—	(0.10)	10.83
Year Ended 4/30:
2016	11.06	0.12	0.07	0.19	(0.13)	—	(0.13)	11.12
2015	11.08	0.15	(0.02)	0.13	(0.15)	—	(0.15)	11.06
2014(f)	11.06	0.01	0.04	0.05	(0.03)	—	(0.03)	11.08
Class C2 (12/95)(g)
Year Ended 3/31:
2018(i)	10.85	0.08	0.13	0.21	(0.08)	—	(0.08)	10.98
2017(h)	11.13	0.14	(0.28)	(0.14)	(0.14)	—	(0.14)	10.85
Year Ended 4/30:
2016	11.06	0.17	0.06	0.23	(0.16)	—	(0.16)	11.13
2015	11.08	0.17	(0.02)	0.15	(0.17)	—	(0.17)	11.06
2014	11.23	0.18	(0.16)	0.02	(0.17)	—	(0.17)	11.08
2013	11.15	0.20	0.08	0.28	(0.20)	—	(0.20)	11.23
2012	10.81	0.25	0.34	0.59	(0.25)	—	(0.25)	11.15
Class I (2/97)
Year Ended 3/31:
2018(i)	10.83	0.11	0.14	0.25	(0.11)	—	(0.11)	10.97
2017(h)	11.12	0.19	(0.28)	(0.09)	(0.20)	—	(0.20)	10.83
Year Ended 4/30:
2016	11.05	0.23	0.06	0.29	(0.22)	—	(0.22)	11.12
2015	11.06	0.23	(0.01)	0.22	(0.23)	—	(0.23)	11.05
2014	11.21	0.24	(0.16)	0.08	(0.23)	—	(0.23)	11.06
2013	11.13	0.26	0.08	0.34	(0.26)	—	(0.26)	11.21
2012	10.79	0.31	0.33	0.64	(0.30)	—	(0.30)	11.13

220	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

2.09%	$1,103,327	0.62	%*	0.62	%*	1.87	%*	0.62	%*	0.62	%*	1.87	%*	11%
(0.99)	1,094,434	0.63	*	0.63	*	1.72	*	0.63	*	0.63	*	1.72	*	26

2.50	1,208,642	0.63		0.63		1.84		0.63		0.63		1.84		20
1.72	1,168,646	0.64		0.64		1.89		0.64		0.64		1.89		20
0.55	1,279,131	0.65		0.65		1.99		0.65		0.65		1.99		20
2.79	1,438,077	0.66		0.66		2.10		0.66		0.66		2.10		12
5.88	1,113,802	0.66		0.66		2.63		0.66		0.66		2.63		12

1.77	102,063	1.42	*	1.42	*	1.08	*	1.42	*	1.42	*	1.08	*	11
(1.74)	112,035	1.43	*	1.43	*	0.92	*	1.43	*	1.43	*	0.92	*	26

1.71	90,330	1.43		1.43		1.04		1.36		1.36		1.11		20
1.18	51,973	1.43		1.43		1.07		1.18		1.18		1.32		20
0.49	9,695	1.43	*	1.43	*	1.10	*	1.18	*	1.18	*	1.35	*	20

1.90	326,794	0.97	*	0.97	*	1.53	*	0.97	*	0.97	*	1.53	*	11
(1.25)	383,282	0.98	*	0.98	*	1.37	*	0.98	*	0.98	*	1.37	*	26

2.12	461,558	0.98		0.98		1.50		0.98		0.98		1.50		20
1.34	528,287	0.99		0.99		1.54		0.99		0.99		1.54		20
0.17	623,242	1.00		1.00		1.64		1.00		1.00		1.64		20
2.51	721,302	1.01		1.01		1.76		1.01		1.01		1.76		12
5.45	641,602	1.01		1.01		2.29		1.01		1.01		2.29		12

2.28	3,091,098	0.42	*	0.42	*	2.07	*	0.42	*	0.42	*	2.07	*	11
(0.85)	3,012,577	0.43	*	0.43	*	1.92	*	0.43	*	0.43	*	1.92	*	26

2.68	2,744,568	0.43		0.43		2.04		0.43		0.43		2.04		20
1.99	2,221,891	0.44		0.44		2.09		0.44		0.44		2.09		20
0.72	1,781,216	0.45		0.45		2.19		0.45		0.45		2.19		20
3.07	1,549,809	0.46		0.46		2.31		0.46		0.46		2.31		12
6.00	1,196,319	0.46		0.46		2.83		0.46		0.46		2.83		12
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. During the fiscal years ended April 30, 2014 through April 30, 2016, the Adviser agreed to waive 0.25% of the 12b-1 distribution and/or service fees for Class C Shares through August 31, 2015. After August 31, 2015, the Adviser is no longer waiving fees or reimbursing expenses for Class C Shares.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the eleven months ended March 31, 2017.
(i)	For the six months ended September 30, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	221

Financial Highlights (Unaudited) (continued)

Short Term

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain(Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (10/02)
Year Ended 3/31:
2018(i)	$10.04	$0.05		$0.03	$0.08	$(0.05)	$—	$(0.05)	$10.07
2017(h)	10.12	0.09		(0.08)	0.01	(0.09)	—	(0.09)	10.04
Year Ended 4/30:
2016	10.11	0.10		— **	0.10	(0.09)	—	(0.09)	10.12
2015	10.15	0.10		(0.04)	0.06	(0.10)	—	(0.10)	10.11
2014	10.20	0.12		(0.05)	0.07	(0.12)	—	(0.12)	10.15
2013	10.19	0.15		0.04	0.19	(0.18)	—	(0.18)	10.20
2012	9.98	0.20		0.21	0.41	(0.20)	—	(0.20)	10.19
Class C (2/14)
Year Ended 3/31:
2018(i)	10.02	0.01		0.03	0.04	(0.01)	—	(0.01)	10.05
2017(h)	10.11	0.02		(0.09)	(0.07)	(0.02)	—	(0.02)	10.02
Year Ended 4/30:
2016	10.10	0.03		0.01	0.04	(0.03)	—	(0.03)	10.11
2015	10.14	0.06		(0.04)	0.02	(0.06)	—	(0.06)	10.10
2014(f)	10.15	—	**	0.01	0.01	(0.02)	—	(0.02)	10.14
Class C2 (8/11)(g)
Year Ended 3/31:
2018(i)	10.03	0.03		0.03	0.06	(0.03)	—	(0.03)	10.06
2017(h)	10.11	0.06		(0.08)	(0.02)	(0.06)	—	(0.06)	10.03
Year Ended 4/30:
2016	10.10	0.06		0.01	0.07	(0.06)	—	(0.06)	10.11
2015	10.14	0.06		(0.04)	0.02	(0.06)	—	(0.06)	10.10
2014	10.18	0.08		(0.03)	0.05	(0.09)	—	(0.09)	10.14
2013	10.18	0.11		0.03	0.14	(0.14)	—	(0.14)	10.18
2012(d)	10.13	0.10		0.06	0.16	(0.11)	—	(0.11)	10.18
Class I (10/02)
Year Ended 3/31:
2018(i)	10.04	0.06		0.04	0.10	(0.06)	—	(0.06)	10.08
2017(h)	10.13	0.11		(0.10)	0.01	(0.10)	—	(0.10)	10.04
Year Ended 4/30:
2016	10.11	0.12		0.01	0.13	(0.11)	—	(0.11)	10.13
2015	10.15	0.12		(0.04)	0.08	(0.12)	—	(0.12)	10.11
2014	10.20	0.14		(0.05)	0.09	(0.14)	—	(0.14)	10.15
2013	10.19	0.18		0.03	0.21	(0.20)	—	(0.20)	10.20
2012	9.98	0.23		0.20	0.43	(0.22)	—	(0.22)	10.19

222	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

0.78%	$170,223	0.72	%*	1.01	%*	0.72	%*	1.01	%*	14%
0.08	187,573	0.71	*	0.97	*	0.71	*	0.97	*	44

1.01	174,484	0.71		0.97		0.71		0.97		24
0.57	184,317	0.71		0.97		0.71		0.97		36
0.74	201,145	0.71		1.16		0.71		1.16		35
1.88	101,836	0.73		1.49		0.73		1.49		30
4.15	34,793	0.73		2.01		0.73		2.01		39

0.39	9,235	1.52	*	0.22	*	1.52	*	0.22	*	14
(0.73)	10,069	1.51	*	0.17	*	1.51	*	0.17	*	44

0.41	6,971	1.51		0.17		1.38		0.30		24
0.22	4,615	1.50		0.16		1.05		0.61		36
0.08	822	1.57	*	0.18	*	1.08	*	0.63	*	35

0.60	10,713	1.07	*	0.66	*	1.07	*	0.66	*	14
(0.25)	12,097	1.06	*	0.62	*	1.06	*	0.62	*	44

0.65	13,325	1.06		0.62		1.06		0.62		24
0.22	16,524	1.06		0.63		1.06		0.63		36
0.48	28,134	1.06		0.82		1.06		0.82		35
1.42	10,618	1.08		1.10		1.08		1.10		30
1.61	1,026	1.07	*	1.49	*	1.07	*	1.49	*	39

0.97	420,838	0.52	*	1.21	*	0.52	*	1.21	*	14
0.14	430,038	0.51	*	1.17	*	0.51	*	1.17	*	44

1.29	454,620	0.51		1.16		0.51		1.16		24
0.75	515,315	0.50		1.17		0.50		1.17		36
0.92	497,363	0.51		1.37		0.51		1.37		35
2.06	383,339	0.53		1.74		0.53		1.74		30
4.33	304,109	0.53		2.27		0.53		2.27		39
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. During the fiscal years ended April 30, 2014 through April 30, 2016, the Advisor agreed to waive 0.45% of the 12b-1 distribution and/or service fees for Class C Shares through August 31, 2015. After August 31, 2015, the Adviser is no longer waiving fees or reimbursing expenses for Class C Shares.
(d)	For the period August 31, 2011 (commencement of operations) through April 30, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(g)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(h)	For the eleven months ended March 31, 2017.
(i)	For the six months ended September 30, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	223

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Municipal Trust and Nuveen Investment Funds, Inc. (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, as amended. Nuveen Municipal Trust is comprised of Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen Inflation Protected Municipal Bond Fund (“Inflation Protected”), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”), among others, and Nuveen Investment Funds, Inc. is comprised of Nuveen Short Term Municipal Bond Fund (“Short Term”), among others, (each a “Fund” and collectively, the “Funds”), as diversified funds. Nuveen Municipal Trust was organized as a Massachusetts business trust on July 1, 1996. Nuveen Investment Funds, Inc. was incorporated in the State of Maryland on August 20, 1987. The Funds, with the exception of Inflation Protected, were each organized as a series of predecessor trusts or corporations prior to that date.

The end of the reporting period for the Funds is September 30, 2017, and the period covered by these Notes to Financial Statements is the six months ended September 30, 2017 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

All-American’s, Intermediate Duration’s and Limited Term’s investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Inflation Protected’s investment objective is to provide after-tax total return, protected from inflation, through a combination of federally tax-exempt income and inflation-linked investments. Short Term’s investment objective is to provide current income that is exempt from federal income tax to the extent consistent with preservation of capital.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	All-American	Intermediate Duration	Limited Term	Short Term
Outstanding when-issued/delayed delivery purchase commitments	$26,035,072	$8,995,000	$51,358,843	$499,535

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Investment Income, is comprised of interest income, which reflects the amortization of premiums and includes accretion of

224	NUVEEN

discounts for financial reporting purposes, and is recorded on an accrual basis. Investment Income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% (0.70% for Limited Term and Short Term) if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue Class C2 Shares upon the exchange of Class C2 Shares from another Nuveen mutual fund or for the purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% (0.35% for Limited Term and Short Term) annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

Neither Trust pays compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Funds’ Board of Directors/Trustees (the “Board”) has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under each Trust’s organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Arrangements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

NUVEEN	225

Notes to Financial Statements (Unaudited) (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on valuation date and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

All-American	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$3,533,186,060	$—		$3,533,186,060
Corporate Bonds	—	—	104,840	***	104,840
Short-Term Investments*:
Municipal Bonds	—	30,000,000	—		30,000,000
Total	$—	$3,563,186,060	$104,840		$3,563,290,900

226	NUVEEN

Inflation Protected	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$111,608,826	$—		$111,608,826
Short-Term Investments*:
Municipal Bonds	—	1,000,000	—		1,000,000
Investments in Derivatives:
Consumer Price Index Swaps**	—	(4,404,183)	—		(4,404,183)
Total	$—	$108,204,643	$—		$108,204,643

Intermediate Duration
Long-Term Investments*:
Municipal Bonds	$—	$5,242,241,673	$—		$5,242,241,673
Corporate Bonds	—	—	161,504	***	161,504
Investment Companies	15,001,800	—	—		15,001,800
Short-Term Investments*:
Municipal Bonds	—	45,000,000	—		45,000,000
Total	$15,001,800	$5,287,241,673	$161,504		$5,302,404,977

Limited Term
Long-Term Investments*:
Municipal Bonds	$—	$4,529,984,584	$—		$4,529,984,584
Corporate Bonds	—	—	99,601	***	99,601
Investment Companies	34,601,996	—	—		34,601,996
Short-Term Investments*:
Municipal Bonds	—	38,016,022	—		38,016,022
Total	$34,601,996	$4,568,000,606	$99,601		$4,602,702,203

Short Term
Long-Term Investments*:
Municipal Bonds	$—	$588,036,155	$—		$588,036,155
Investment Companies	12,400,674	—	—		12,400,674
Short-Term Investments*:
Municipal Bonds	—	10,806,644	—		10,806,644
Total	$12,400,674	$598,842,799	$—		$611,243,473
*	Refer to the Fund’s Portfolio of Investments for state and/or industry classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

NUVEEN	227

Notes to Financial Statements (Unaudited) (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund, other than Inflation Protected, is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	All-American	Intermediate Duration	Limited Term	Short Term
Floating rate obligations: self-deposited Inverse Floaters	$67,370,000	$—	$—	$—
Floating rate obligations: externally-deposited Inverse Floaters	73,407,500	12,490,000	—	—
Total	$140,777,500	$12,490,000	$—	$—

228	NUVEEN

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	All-American	Intermediate Duration	Limited Term	Short Term
Average floating rate obligations outstanding	$67,370,000	$—	$—	$—
Average annual interest rate and fees	1.40%	—%	—%	—%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, All-American had outstanding borrowings under such liquidity facilities in the amount of $10,375,433, which is recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities. There were no loans outstanding under such facilities for Intermediate Duration, Limited Term and Short Term as of the end of the reporting period.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations-Recourse Trusts	All-American	Intermediate Duration	Limited Term	Short Term
Maximum exposure to Recourse Trusts: self-deposted Inverse Floaters	$52,370,000	$—	$—	$—
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	29,525,000	12,490,000	—	—
Total	$81,895,000	$12,490,000	$—	$—

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

In addition to the inverse floating rate securities in which certain Funds may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

NUVEEN	229

Notes to Financial Statements (Unaudited) (continued)

Consumer Price Index Swaps

Inflation Protected seeks to hedge inflation risk by investing in inflation-linked instruments, such as Consumer Price Index (“CPI”) swaps, in amounts sufficient to approximate the duration characteristics of the Fund’s underlying municipal bond portfolio. A CPI swap is a fixed maturity, over-the-counter (“OTC”) derivative in which the Fund pays to the counterparty a predetermined fixed annualized rate over the life of the CPI swap and receives in return the “realized” rate of inflation as measured by the CPI for All Urban Consumers Non-Seasonally Adjusted over the life of the swap. The Fund will benefit from a CPI swap if actual inflation during the swap’s period is greater than the level of inflation expected for that period at the time the swap was entered into, and conversely the Fund will lose money on a CPI swap if actual inflation turns out to be less than expected.

The amount of the payment obligation is based on the notional amount of the CPI swap contract and the termination date of the swap (which is akin to a bond’s maturity). CPI swap contracts are valued daily. The amount recorded on these transactions, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on consumer price index swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.”

Upon the termination of a swap contract, a realized gain or loss is recognized. When a CPI swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from swaps.” Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the current fiscal period, Inflation Protected continued to invest in CPI swap contracts to hedge against fluctuations in inflation expectations, which can influence bond prices, and realized inflation.

The average notional amount of CPI swap contracts outstanding during the current fiscal period, was as follows:

Inflation Protected
Average notional amount of CPI swap contracts outstanding*	$100,883,333
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Asset and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Inflation Protected
Inflation	Swaps (OTC Uncleared)	Unrealized appreciation on consumer price index swaps	$35,604	Unrealized depreciation on consumer price index swaps	$(4,439,787)

The following table presents the Funds’ swap contracts subject to netting agreements and the collateral delivered related to those swap contracts, as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on CPI Swaps**	Gross Unrealized (Depreciation) on CPI Swaps**	Net Unrealized Appreciation (Depreciation) on CPI Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Inflation Protected
	Citigroup Inc.	$29,288	$—	$29,288	$—	$29,288
	JPMorgan Chase Bank, N.A.	6,316	(3,302,571)	(3,296,255)	3,296,255	—
	Morgan Stanley Capital Services LLC	—	(1,137,216)	(1,137,216)	1,137,216	—
		$35,604	$(4,439,787)	$(4,404,183)	$4,433,471	$29,288
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Inflation Protected	Inflation	Swaps	$(710)	$(1,324,214)

230	NUVEEN

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

The Funds have an effective registration statement on file with the Securities and Exchange Commission (SEC) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 9/30/17		Eleven Months Ended 3/31/17		Year Ended 4/30/16
All-American	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	17,815,527	$205,959,798	37,999,803	$442,060,802	26,189,331	$303,700,651
Class C	2,165,437	25,035,294	7,259,171	85,069,956	6,352,698	73,700,023
Class C2	127,093	1,465,463	331,347	3,809,662	330,060	3,816,081
Class R6[1]	5,943	69,525	116,958	1,400,000	—	—
Class R6[1] – exchanges	—	—	495,487	5,990,428	—	—
Class I	22,847,859	265,209,777	62,111,274	721,391,446	35,359,487	411,928,947
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,597,300	18,478,723	3,110,684	36,106,685	2,885,157	33,420,518
Class C	175,009	2,024,859	285,221	3,305,584	152,654	1,772,587
Class C2	249,224	2,882,943	503,999	5,859,456	612,128	7,088,017
Class R6[1]	9,628	111,816	14,326	166,100	—	—
Class I	1,815,922	21,092,877	2,690,658	31,352,646	2,216,983	25,792,917
	46,808,942	542,331,075	114,918,928	1,336,512,765	74,098,498	861,219,741
Shares redeemed:
Class A	(8,995,106)	(103,950,257)	(40,166,554)	(458,318,918)	(15,366,035)	(177,885,059)
Class C	(1,680,021)	(19,391,013)	(2,966,393)	(33,868,387)	(861,607)	(9,980,363)
Class C2	(3,299,763)	(38,093,542)	(3,621,728)	(41,664,533)	(3,223,474)	(37,255,560)
Class R6[1]	(69,699)	(817,313)	(40,907)	(483,094)	—	—
Class I	(13,898,900)	(161,097,733)	(38,761,129)	(443,659,810)	(15,518,674)	(180,171,437)
Class I – exchanges	—	—	(495,487)	(5,990,428)	—	—
	(27,943,489)	(323,349,858)	(86,052,198)	(983,985,170)	(34,969,790)	(405,292,419)
Net increase (decrease)	18,865,453	$218,981,217	28,866,730	$352,527,595	39,128,708	$455,927,322
[1]	Class R6 Shares were established on June 30, 2016.

NUVEEN	231

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 9/30/17		Eleven Months Ended 3/31/17		Year Ended 4/30/16
Inflation Protected	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	643,792	$6,859,185	2,315,556	$24,480,823	446,907	$4,685,786
Class C	32,562	346,163	80,018	842,887	14,811	155,125
Class C2	3,498	37,218	31,025	325,548	2	6
Class I	1,907,691	20,431,184	4,566,554	48,322,953	461,989	4,829,823
Shares issued to shareholders due to reinvestment of distributions:
Class A	27,344	291,841	49,301	522,551	50,564	530,547
Class C	908	9,694	1,316	13,951	1,826	19,135
Class C2	3,603	38,460	8,557	90,731	12,313	129,111
Class I	63,263	676,915	39,434	418,965	38,368	403,064
	2,682,661	28,690,660	7,091,761	75,018,409	1,026,780	10,752,597
Shares redeemed:
Class A	(709,851)	(7,565,036)	(1,754,855)	(18,478,960)	(769,441)	(8,045,793)
Class C	(10,399)	(111,115)	(49,345)	(523,974)	(53,564)	(559,729)
Class C2	(21,414)	(228,357)	(98,517)	(1,038,851)	(190,400)	(1,998,117)
Class I	(416,313)	(4,456,278)	(450,647)	(4,763,504)	(1,047,187)	(10,948,863)
	(1,157,977)	(12,360,786)	(2,353,364)	(24,805,289)	(2,060,592)	(21,552,502)
Net increase (decrease)	1,524,684	$16,329,874	$4,738,397	$50,213,120	(1,033,812)	$(10,799,905)

	Six Months Ended 9/30/17		Eleven Months Ended 3/31/17		Year Ended 4/30/16
Intermediate Duration	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	8,682,311	$79,883,722	41,376,836	$384,506,154	69,529,013	$648,344,302
Class C	652,262	6,005,258	2,673,614	24,789,149	2,228,982	20,656,289
Class C2	43,762	402,055	310,995	2,852,997	167,761	1,552,886
Class I	56,880,938	523,980,685	186,605,560	1,709,799,892	104,009,468	964,344,775
Shares issued to shareholders due to reinvestment of distributions:
Class A	678,861	6,248,097	2,960,538	27,262,792	2,068,713	19,160,080
Class C	42,293	389,254	76,930	707,393	45,037	417,557
Class C2	69,462	639,886	148,298	1,368,438	172,693	1,599,448
Class I	4,762,093	43,921,729	7,300,097	67,386,003	7,006,982	64,963,843
	71,811,982	661,470,686	241,452,868	2,218,672,818	185,228,649	1,721,039,180
Shares redeemed:
Class A	(5,850,549)	(53,791,935)	(102,952,998)	(931,127,729)	(40,835,311)	(376,294,309)
Class C	(625,910)	(5,752,684)	(1,443,916)	(13,134,125)	(462,697)	(4,281,899)
Class C2	(1,690,079)	(15,543,539)	(1,782,596)	(16,389,743)	(1,789,899)	(16,530,799)
Class I	(49,552,115)	(456,560,698)	(120,729,024)	(1,103,180,388)	(75,263,910)	(696,478,004)
	(57,718,653)	(531,648,856)	(226,908,534)	(2,063,831,985)	(118,351,817)	(1,093,585,011)
Net increase (decrease)	14,093,329	$129,821,830	$14,544,334	$154,840,833	66,876,832	$627,454,169

232	NUVEEN

	Six Months Ended 9/30/17		Eleven Months Ended 3/31/17		Year Ended 4/30/16
Limited Term	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	12,288,721	$135,062,744	47,422,509	$524,377,480	32,531,866	$361,340,996
Class C	700,640	7,669,289	5,265,190	58,093,111	4,483,492	49,594,953
Class C2	64,374	704,361	467,997	5,085,379	338,009	3,733,436
Class I	46,557,557	509,801,785	152,428,720	1,667,265,167	109,078,079	1,205,076,878
Shares issued to shareholders due to reinvestment of distributions:
Class A	742,299	8,161,696	1,615,106	17,787,521	1,664,294	18,481,106
Class C	39,142	428,739	75,134	823,460	56,544	625,394
Class C2	171,627	1,881,862	360,817	3,964,384	463,720	5,131,676
Class I	1,812,554	19,854,805	2,996,973	32,853,929	2,650,428	29,305,295
	62,376,914	683,565,281	210,632,446	2,310,250,431	151,266,432	1,673,289,734
Shares redeemed:
Class A	(13,429,711)	(147,553,805)	(56,637,874)	(619,794,841)	(31,279,111)	(347,089,036)
Class C	(1,773,783)	(19,424,255)	(3,119,390)	(34,010,053)	(1,119,931)	(12,377,432)
Class C2	(5,808,863)	(63,683,775)	(6,943,314)	(75,929,386)	(7,107,002)	(78,576,547)
Class I	(44,583,876)	(487,758,494)	(124,123,411)	(1,351,278,294)	(66,050,033)	(729,849,756)
	(65,596,233)	(718,420,329)	(190,823,989)	(2,081,012,574)	(105,556,077)	(1,167,892,771)
Net increase (decrease)	(3,219,319)	$(34,855,048)	$19,808,457	$229,237,857	45,710,355	$505,396,963

	Six Months Ended 9/30/17		Eleven Months Ended 3/31/17		Year Ended 4/30/16
Short Term	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,071,018	$20,858,534	18,893,178	$189,445,892	6,266,698	$63,318,982
Class C	145,290	1,460,810	1,157,740	11,573,839	559,288	5,643,547
Class C2	3,976	40,000	351,135	3,513,712	210,818	2,123,006
Class I	6,751,840	68,057,739	22,775,653	228,657,669	17,816,471	180,224,458
Shares issued to shareholders due to reinvestment of distributions:
Class A	75,492	760,315	142,957	1,438,305	135,272	1,367,482
Class C	776	7,795	1,221	12,254	1,422	14,344
Class C2	3,275	32,949	6,744	67,827	8,423	85,048
Class I	98,241	990,297	181,416	1,828,080	187,817	1,899,720
	9,149,908	92,208,439	43,510,044	436,537,578	25,186,209	254,676,587
Shares redeemed:
Class A	(3,938,766)	(39,679,521)	(17,580,287)	(176,491,569)	(7,399,275)	(74,778,844)
Class C	(232,692)	(2,339,202)	(843,425)	(8,446,447)	(328,066)	(3,310,902)
Class C2	(149,323)	(1,500,671)	(468,855)	(4,713,142)	(537,926)	(5,430,070)
Class I	(7,927,922)	(79,903,560)	(25,016,819)	(251,809,197)	(24,080,228)	(243,437,660)
	(12,248,703)	(123,422,954)	(43,909,386)	(441,460,355)	(32,345,495)	(326,957,476)
Net increase (decrease)	(3,098,795)	$(31,214,515)	(399,342)	$(4,922,777)	(7,159,286)	$(72,280,889)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Purchases	$575,885,195	$21,434,125	$575,084,705	$555,567,253	$109,230,250
Sales and maturities	347,387,309	2,248,314	423,117,920	516,969,269	85,082,282

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

NUVEEN	233

Notes to Financial Statements (Unaudited) (continued)

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2017.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Tax cost of investments	$3,270,805,662	$109,139,108	$5,102,099,163	$4,556,498,529	$607,503,644
Gross unrealized:
Appreciation	242,550,016	3,598,939	240,664,740	80,819,640	4,436,506
Depreciation	(17,435,300)	(129,221)	(40,358,926)	(34,615,966)	(696,677)
Net unrealized appreciation (depreciation) of investments	$225,114,716	$3,469,718	$200,305,814	$46,203,674	$3,739,829

Inflation Protected
Tax cost of swaps	$484
Net unrealized appreciation (depreciation) of swaps	$(4,404,183)

Permanent differences, primarily due to treatment of notional principal contracts, taxable market discount and expiration of capital loss carryforwards, resulted in reclassifications among the Funds’ components of net assets as of March 31, 2017, the Funds’ last tax year end, as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Capital paid-in	$(22,698,037)	$—	$(1)	$(1,071,726)	$(312,109)
Undistributed (Over-distribution of) net investment income	(152,325)	(1,237)	(164,932)	(69,795)	—
Accumulated net realized gain (loss)	22,850,362	1,237	164,933	1,141,521	312,109

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2017, the Funds’ last tax year end, were as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Undistributed net tax-exempt income[1]	$9,577,289	$99,152	$16,409,061	$7,540,671	$946,157
Undistributed net ordinary income[2]	396,013	—	168,880	180,503	3,083
Undistributed net long-term capital gains	—	—	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period March 1, 2017 through March 31, 2017, and paid on April 3, 2017.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax years ended March 31, 2017 and April 30, 2016, was designated for purposes of the dividends paid deduction as follows:

2017	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income	$106,997,405	$1,036,389	$140,256,245	$78,601,677	$6,183,889
Distributions from net ordinary income[2]	516,939	13,029	2,038,150	639,919	32,272
Distributions from net long-term capital gains	—	—	3,122,926	—	—

2016	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Distributions from net tax-exempt income	$97,888,700	$1,165,182	$132,211,966	$77,997,772	$6,918,991
Distributions from net ordinary income[2]	637,634	—	143,197	381,557	191
Distributions from net long-term capital gains	—	—	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

234	NUVEEN

As of March 31, 2017, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	All- American[3]	Inflation Protected	Limited Term	Short Term
Expiration:
March 31, 2018	$14,897,930	$—	$543,730	$—
March 31, 2019	881,168	—	1,598,268	—
Not subject to expiration	58,538,462	4,918,017	13,476,574	698,454
Total	$74,317,560	$4,918,017	$15,618,572	$698,454
[3]	A portion of All-American’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

As of March 31, 2017, the Funds’ last tax year end, the following Funds’ capital loss carryforwards expired as follows:

	All- American	Limited Term	Short Term
Expired capital loss carryforwards	$22,698,037	$1,071,726	$312,109

During the Funds’ last tax year ended March 31, 2017, Intermediate Duration utilized $3,973,702 of its capital loss carryforwards.

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

Intermediate Duration
Post-October capital losses[4]	$16,027,657
Late-year ordinary losses[5]	—
[4]	Capital losses incurred from November 1, 2016 through March 31, 2017, the Funds’ last tax year end.
[5]	Ordinary losses incurred from January 1, 2017 through March 31, 2017 and/or specified losses incurred from November 1, 2016 through March 31, 2017.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

For the period April 1, 2017 through July 31, 2017, the annual Fund-level fee, payable monthly, for each Fund was calculated according to the following schedule:

Average Daily Net Assets	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
For the first $125 million	0.3000%	0.3000%	0.3000%	0.2500%	0.2500%
For the next $125 million	0.2875	0.2875	0.2875	0.2375	0.2375
For the next $250 million	0.2750	0.2750	0.2750	0.2250	0.2250
For the next $500 million	0.2625	0.2625	0.2625	0.2125	0.2125
For the next $1 billion	0.2500	0.2500	0.2500	0.2000	0.2000
For net assets over $2 billion	—	0.2250	—	—	0.1750
For the next $3 billion	0.2250	—	0.2250	0.1750	—
For net assets over $5 billion	0.2125	—	0.2125	0.1625	—

Effective August 1, 2017 the annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
For the first $125 million	0.3000%	0.3000%	0.3000%	0.2500%	0.2500%
For the next $125 million	0.2875	0.2875	0.2875	0.2375	0.2375
For the next $250 million	0.2750	0.2750	0.2750	0.2250	0.2250
For the next $500 million	0.2625	0.2625	0.2625	0.2125	0.2125
For the next $1 billion	0.2500	0.2500	0.2500	0.2000	0.2000
For the next $3 billion	0.2250	0.2250	0.2250	0.1750	0.1750
For the next $5 billion	0.2000	0.2000	0.2000	0.1500	0.1500
For net assets of $10 billion and greater	0.1875	0.1875	0.1875	0.1375	0.1375

NUVEEN	235

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and for All-American, Intermediate Duration and Short Term, making, as appropriate, an upward adjustment to that rate based upon the percentage of the fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2017, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
All-American	0.1646%
Inflation Protected	0.1599
Intermediate Duration	0.1650
Limited Term	0.1599
Short Term	0.1781

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. The expense limitation expiring July 31, 2019, may be terminated or modified prior to that date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Inflation Protected	0.60%	July 31, 2019	1.05%
Intermediate Duration	N/A	N/A	0.75
N/A	– Not applicable.

Other Transactions with Affiliates

Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the following Fund engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	All- American
Purchases	$5,948,032
Sales	—

236	NUVEEN

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Sales charges collected	$1,223,162	$8,874	$304,391	$301,044	$43,862
Paid to financial intermediaries	1,160,722	8,780	293,800	289,649	42,164

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
Commission advances	$1,267,150	$16,299	$372,921	$465,573	$51,122

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and Class C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
12b-1 fees retained	$294,371	$3,343	$71,545	$178,092	$10,677

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	All- American	Inflation Protected	Intermediate Duration	Limited Term	Short Term
CDSC retained	$61,445	$491	$35,219	$96,931	$32,743

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

The Unsecured Credit Line was not renewed after its scheduled termination date on July 27, 2017.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Fund utilized this facility. The Fund’s maximum oustanding balance during the utilization period was as follows:

Limited Term
Maximum Outstanding Balance	$13,500,000

NUVEEN	237

Notes to Financial Statements (Unaudited) (continued)

During the current fiscal period, and during the Fund’s utilization period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

Limited Term
Average daily balance outstanding	$11,923,077
Average annual interest rate	2.24%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable. None of the other Funds utilized this facility during the current fiscal period.

9. New Accounting Pronouncements

Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

238	NUVEEN

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodians

State Street Bank & Trust
Company

One Lincoln Street

Boston, MA 02111

U.S. Bank National Association

1555 North RiverCenter Drive

Suite 302

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	239

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Bloomberg Barclays 1-10 Year Municipal Bond Index: An unmanaged index comprised of investment-grade municipal bonds with maturity dates of more than 1 year and less than 10 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.

Industrial Development Revenue Bond (IDR) – A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

Inflation Linked Swap: A contractual agreement between two counterparties under which one party agrees to make periodic interest payments to the other for an agreed period of time based on a fixed rate (alternatively, a floating rate based on an interest rate index), while the other party agrees to make periodic payments based on a floating rate of interest based on the Consumer Price Index.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper General & Insured Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

240	NUVEEN

Lipper Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short-Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short-Intermediate Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturities between 6 months and 3.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Bond Short-Intermediate Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that mature between 1 and 7.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Weighted Average Maturity: The average time to maturity of debt securities held in a Fund.

Weighted Average Portfolio Duration: The weighted average duration, including the effects of leverage, of a fund’s bonds and loans, which is a measure of the fund’s price sensitivity expressed in years.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

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Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Directors or Trustees (as the case may be) (each, a “Board,” and each Director or Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the applicable advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of its respective Fund(s), including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and Nuveen Asset Management, LLC, the Funds’ sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; payments to intermediaries such as 12b-1 fees, sub-transfer agency fees and other payments; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on any performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”) and with a more focused subset of the Peer Universe (the “Peer Group”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining

242	NUVEEN

and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to open-end Nuveen funds, such initiatives also included, but were not limited to, (a) implementing the multi-class solutions platform through the launch of several multi-asset income funds; (b) creating new share classes on several funds, including Nuveen All-American Municipal Bond Fund (the “All-American Fund”), to potentially attract new clients and respond to regulatory developments; (c) reviewing the pricing of the open-end product line which resulted in the reduction of the management fee and/or temporary expense cap for various funds; (d) lowering the sales load breakpoints on certain municipal open-end funds to make them more competitive in the marketplace; (e) modifying the investment policies of various funds; and (f) creating a new product line of exchange-traded funds (“ETFs”).

With respect to municipal funds, the Independent Board Members also appreciated, in particular, the astute portfolio management of the municipal funds with respect to the Puerto Rico debt crisis.

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Funds. The Sub-Adviser generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize

NUVEEN	243

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members. The Independent Board Members also noted that although the open-end funds offer multiple classes and the performance data was based on Class A shares, the performance of the other classes of a fund should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

In reviewing the performance of the Nuveen municipal funds, the Board recognized the challenged and volatile conditions of the municipal market in the fourth quarter of 2016 which impacted the performance of many of the municipal funds. The Board further considered that the municipal market had generally rebounded in the first quarter of 2017. In reviewing the performance of the municipal funds, the Board considered the impact of the market conditions.

For the All-American Fund, the Board noted that the Fund had performed well against its Performance Peer Group, ranking in the second quartile in the one-year period and first quartile in the three- and five-year periods. Although the Fund underperformed its benchmark in the one-year period, the Fund outperformed its benchmark in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Inflation Protected Municipal Bond Fund (the “Inflation Protected Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-year period, the third quartile in the three-year period and second quartile in the five-year period. The Board also noted that the Fund outperformed its benchmark in these periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Intermediate Duration Municipal Bond Fund (the “Intermediate Fund”), the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the one-year period and underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in the second quartile in the three-year period and first quartile in the five-year period. The Board was satisfied with the Fund’s overall performance.

For Nuveen Limited Term Municipal Bond Fund (the “Limited Term Fund”), the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the one-year period and underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in the third quartile in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Short Term Municipal Bond Fund (the “Short Term Fund”), the Board noted that, although the Fund underperformed its benchmark in the one-, three- and five-year periods, it ranked in its Performance Peer Group in the third quartile in the one-year period, second quartile in the three-year period, and first quartile in the five-year period. The Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross management fees and after taking into effect any expense limitation arrangement and/or fee waivers (to the extent applicable), the net management fees paid by the Funds. The Board further considered the net total expense ratio of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratio with those of a Peer Universe and/or Peer Group, as applicable. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe or Peer

244	NUVEEN

Group; changes each year of funds comprising the Peer Universe and Peer Group; and levels of expense reimbursements and fee waivers. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted that the All-American Fund, the Intermediate Fund and the Limited Term Fund each had a net management fee that was in line with its respective peer average and a net expense ratio below its respective peer average, the Inflation Protected Fund had a net management fee and net expense ratio below the peer average, and the Short Term Fund had a net management fee slightly higher than its peer average but a net expense ratio in line with the peer average.

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. In this regard, the Board was aware that as a result of a review of the pricing of the Nuveen open-end funds, the management fees and/or expense caps of various open-end funds had been reduced in 2016. The Independent Board Members also took into account any expense reimbursements and/or fee waivers provided by Nuveen. In addition, the Independent Board Members recognized that the fund-level breakpoint schedules of the Nuveen open-end funds recently were revised resulting in the addition of more breakpoints in the management fee schedules of the funds. The Board recognized that the revised schedules would provide for the potential of additional savings for shareholders if the respective fund’s assets under management grow and actual savings for the Intermediate Fund given its level of assets under management and the applicable revised schedule.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include municipal separately managed accounts and passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex.

The Board recognized that each Fund had an affiliated sub-adviser. In reviewing the fee rates assessed to other clients, with respect to affiliated sub-advisers, the Board reviewed, among other things, the range of fees and average fee rates assessed for managed accounts.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, product distribution, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. With respect to affiliated sub-advisers, the Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.

Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. As noted, the Board had recently approved revised fund-level breakpoint schedules for the Nuveen open-end funds which resulted in additional breakpoints added to the breakpoint schedules and therefore the potential for additional savings as a fund’s asset level grows and immediate savings for the Intermediate Fund.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Inflation Protected Fund and the Intermediate Fund through their temporary and/or permanent expense caps. The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee waivers and expense reimbursements (if applicable), as well as fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year. In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the

246	NUVEEN

funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the principal underwriter for the open-end funds providing distribution and shareholder services to the funds for which it may be compensated through sales charges and distribution fees and shareholder services fees pursuant to the funds’ Rule 12b-1 distribution and service plan or otherwise. The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the calendar year ending December 31, 2016.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
, 333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-NAT-0917D        304535-INV-B-11/18

Mutual Funds

Nuveen Municipal Bond Funds

It’s not what you earn, it’s what you keep.®

Semi-Annual Report September 30, 2017

Class / Ticker Symbol
Fund Name	Class A	Class C	Class C2	Class R6	Class I

Nuveen High Yield Municipal Bond Fund	NHMAX	NHCCX	NHMCX	NHMFX	NHMRX
Nuveen Short Duration High Yield Municipal Bond Fund	NVHAX	NVCCX	NVHCX	—	NVHIX
Nuveen Strategic Municipal Opportunities Fund	NSAOX	NSCOX	—	—	NSIOX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Asset prices have steadily climbed this year, propelled by a “Goldilocks” economic scenario that enabled markets to sidestep geopolitical tensions, natural disasters, terrorism events and political noise. The U.S. economy continued to run not too hot, not too cold, with steady growth and low levels of unemployment, inflation and interest rates. Corporate earnings have been healthy and recession risk appeared low. At the same time, growth across the rest of the world has improved as well, leading to upward revisions in global growth projections.

Yet, a global synchronized recovery also brings the prospect of higher inflation. Central banks have to manage the delicate balance between too-loose financial conditions, which risks economies overheating, and too-tight conditions, which could trigger recession. The nominee for Chairman of the U.S. Federal Reserve (Fed), Jerome Powell, is largely expected to maintain the course set by Chair Janet Yellen after her term expires in February 2018. However, uncertainties about fiscal policy remain, particularly as Congress is currently working on a tax overhaul plan. Depending on the details of a tax bill and whether it passes, the Fed’s job of managing interest rates could become more complicated in the years ahead.

Meanwhile, politics will remain in the forefront. The U.S. debt ceiling debate resumes in December 2017 when the current extension of the debt limit expires, and rebuilding continues in the wake of Hurricanes Harvey, Irma and Maria. The ongoing “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks may impact key trade and political partnerships. Tensions with North Korea may continue to flare.

The magnitude of the market’s bullishness this year has been somewhat surprising. But gains may not be so easy in the coming years. Nobody can predict market shifts, which is why Nuveen encourages you to talk to your financial advisor to ensure your investment portfolio is appropriately diversified for your objectives, time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

November 22, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen High Yield Municipal Bond Fund

Nuveen Short Duration High Yield Municipal Bond Fund

Nuveen Strategic Municipal Opportunities Fund

These Funds feature management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. John V. Miller, CFA, has managed the Nuveen High Yield Municipal Bond Fund since 2000. John, along with Timothy T. Ryan, CFA, and Steven M. Hlavin, have managed the Nuveen Short Duration High Yield Municipal Bond Fund since its inception in 2013, while John and Tim have managed the Nuveen Strategic Municipal Opportunities Bond Fund since its inception in 2014.

Recently, the portfolio managers reviewed key investment strategies and the Funds’ performance for the six-month reporting period ended September 30, 2017.

How did the Funds perform during the six-month reporting period ended September 30, 2017?

The tables in the Fund Performance, Expense Ratios and Effective Leverage Ratios section of this report provide each Fund’s total return performance information for the six-month, one-year- five-year, ten-year and/or since-inception periods ended September 30, 2017. The returns for each Fund’s Class A Shares at net asset value (NAV) are compared with the performance of their corresponding benchmark and Lipper classification average.

For the reporting period, all three Funds outperformed their respective benchmark index and peer group average.

Nuveen High Yield Municipal Bond Fund

For the six-month reporting period ended September 30, 2017, the Nuveen High Yield Municipal Bond Fund’s Class A Shares at NAV significantly outperformed the S&P Municipal Yield Index. The Fund also outperformed the Lipper High Yield Municipal Debt Funds Classification Average.

With interest rates generally holding steady throughout the reporting period, the Fund’s strong results relative to the S&P index were primarily derived from the positive effects of portfolio positioning and individual bond selection.

The Fund benefited from a lack of exposure to bonds of certain municipal borrowers experiencing serious credit challenges, including U.S. territories Puerto Rico and the U.S. Virgin Islands, as well as Hartford, Connecticut, all of whose bonds performed poorly for the reporting period. By not owning these securities represented in the index, the Fund benefited in relative terms.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

Another modest boost to performance came from underweighting tobacco securitization debt. After a long period of strength, this sector produced positive performance but nevertheless failed to keep pace with the index during this reporting period, making our smaller exposure to the category a positive for the Fund’s results.

We saw solid contributions from a number of individual portfolio holdings which included the Chicago Board of Education bonds, followed closely by City of Chicago general obligation debt. Entering the reporting period, we saw these bonds as undervalued, their low prices reflecting a city coming off a credit rating downgrade as well as excess supply of the bonds in the marketplace. As the reporting period progressed, budgetary progress at the state level lifted investors’ optimism about the issuers’ credit quality, while a boost in demand for the bonds helped absorb the excess supply. The Fund experienced a strong total return from both securities.

Several other bonds were notable relative contributors. Among land-backed issues, we benefited from owning American Dream bonds in New Jersey’s Meadowlands. These bonds came into the reporting period priced relatively inexpensively, in our opinion, due to several investor concerns. These concerns eased over time, however, reflecting substantial lease-up activity and the fully financed nature of the project.

Among corporate-backed industrial development revenue bonds, a sector where the Fund had several positive investments, our position in debt issued for truck manufacturer Navistar was a standout. These securities benefited from improved financial results, a major equity investment from Volkswagen and a recent debt refinancing that will save substantial money for the company.

Also of note, the Fund benefited from its position in health care bonds for Loma Linda University Medical Center. This health care facility operator saw its bonds gain in price, as investors gained more confidence in the issuer’s financial position.

Impact of Nuveen High Yield Municipal Bond Fund Leveraging Strategy on Performance

One important factor impacting the returns of the Nuveen High Yield Municipal Bond Fund relative to its comparative benchmarks was the Fund’s use of leverage (more detail is provided later in the report) through its investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total returns, particularly in the recent market environment where short term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been lower than the interest the Fund has been earning on its portfolio of long term bonds that it has bought with the proceeds of that leverage. However, use of leverage also exposes the Fund to additional price volatility. When the Fund uses leverage, it will experience a greater increase in its NAV if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its NAV if the bonds acquired through leverage decline in value, which will make the Fund’s NAV more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease, unlike unlevered funds, when short-term interest rates increase and increase when short-term interest rates decrease, and leverage would serve to reduce the Fund’s income if short-term interest rates were to rise such that they exceed the net income earned on the bonds purchased with the proceeds of leverage. As of September 30, 2017 the effective leverage was 20.6%, which is within our expected range and regularly monitored.

The Fund’s use of leverage through inverse floating rate securities had a positive impact on performance over this reporting period.

Nuveen Short Duration High Yield Municipal Bond Fund

For the six-month reporting period ended September 30, 2017, the Nuveen Short Duration High Yield Municipal Bond Fund’s Class A Shares at NAV outperformed the S&P Short Duration Municipal Yield Index, which has 80% of its market value in bonds rated BBB/Baa or lower. The Fund also outpaced the Lipper High Yield Municipal Debt Funds Classification Average. Note that the Lipper average includes bonds across the entire yield curve, while the Fund focuses on short-duration investments.

Security selection contributed most to relative performance, led by the Fund’s exposure to the general obligation bonds of the City of Chicago, as well as Chicago Board of Education bonds for the Chicago Public Schools. We increased our exposure to these securities at the beginning of the reporting period, based on our view that the State of Illinois would ultimately resolve its two-year budget stalemate and thus reform education spending, putting the Chicago school district on parity with the rest of the state. In fact,

6	NUVEEN

the state passed a budget in July 2017, causing the bonds to post large gains and our overweighting to bolster the Fund’s returns. Our security selection in the industrial development revenue (IDR) and transportation sectors was also favorable.

Avoidance of Puerto Rico bonds further boosted the Fund’s results. We did not foresee any fundamental change in the issuer’s underlying credit quality, despite Congress’ passage of financial reform legislation in summer 2016. In fact, we saw significant downside in the island’s bonds, even as the U.S. territory began to restructure its debt. During the reporting period, Puerto Rico’s bonds suffered steep declines with the catastrophic infrastructure damage caused by two hurricanes within the span of just two weeks.

Sector positioning also lifted the Fund’s relative performance. In addition to advantageous security selection in the IDR sector, we benefited from our overweighting in that sector, as well as in hospital bonds, two categories that outperformed the index for the reporting period. The Fund’s overweightings in the transportation and charter school sectors also contributed to performance, as both outpaced the index. In contrast, a slight overweighting in tobacco bonds was a modest detractor. The strong rally in tobacco bonds prior to and early in the reporting period seemed to have matured in the second half of the reporting period, especially among short and intermediate maturity securities.

To a lesser extent, yield curve positioning was a modest contributor to the Fund’s performance relative to the index. Early in the reporting period, when the short-duration yield curve was still relatively steep, we maintained a larger-than-benchmark exposure to bonds maturing in seven to ten years. We saw this market segment as a source of attractive incremental yield relative to shorter-term securities, and, in fact, this added yield contributed to the relative outperformance of these bonds for the reporting period.

Nuveen Strategic Municipal Opportunities Fund

For the six-month reporting period ended September 30, 2017, the Nuveen Strategic Municipal Opportunities Fund’s Class A Shares at NAV outperformed the S&P Municipal Bond Index and the Lipper General & Insured Municipal Debt Funds Classification Average.

Credit quality positioning was the biggest driver of the Fund’s outperformance of the index, with the portfolio’s significant overweighting in non-investment grade securities providing the biggest boost. These higher yielding bonds were in strong demand by investors seeking yield, given the low interest rate environment and issuers’ mostly stable to improving credit fundamentals.

Similar trends boosted lower investment grade bonds, particularly in the A and BBB rating categories, in which the Fund also had a larger-than-benchmark exposure. They generally outpaced higher quality securities, where the portfolio had more limited exposure.

Sector selection produced mixed results. Overweighting the strong performing industrial development revenue/pollution control revenue (IDR/PCR) segment contributed to the Fund’s outperformance of the index. Likewise, the Fund’s overweighting in dedicated-tax bonds, led by our Chicago and Illinois holdings, was advantageous. In contrast, our overweighting in tobacco bonds detracted, as the sector lagged. The Fund’s underweighting in toll road bonds also hurt to a lesser extent, as these securities outpaced the benchmark.

Advantageous security selection among bonds with more credit risk also added value. The Fund’s large overweightings in bonds issued by the Chicago Board of Education, City of Chicago and the Metropolitan Pier and Exposition Authority posted strong gains after state lawmakers signed a budget bill ending a two-year legislative standoff. Owning unrated American Dream bonds, issued for the development of a shopping and entertainment center in New Jersey’s Meadowlands, further boosted results. Modest exposure to FirstEnergy Nuclear Generation Corporation IDR/PCR bonds was also additive, as these securities staged a partial comeback from distressed levels.

The Fund’s Treasury futures detracted from performance. We employed these derivative securities to hedge the portfolio’s duration while enabling us to continue to own positions we otherwise found attractive. As bond yields declined, our futures position detracted from results.

What strategies were used to manage these Funds during the reporting period ended September 30, 2017?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen Asset Management (NAM). Our municipal bond portfolios are managed with a value-oriented approach and close input from NAM’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

NUVEEN	7

Portfolio Managers’ Comments (continued)

Nuveen High Yield Municipal Bond Fund

Although valuations have risen in recent years, we continued to find decent value opportunities in the municipal marketplace, reflecting generally above-average credit spreads and below-average issuer defaults.

Throughout the reporting period, the Fund received a large and consistent stream of new investment inflows. With these proceeds, as well as those of bond calls, we invested across several market areas in both the primary and secondary municipal bond marketplaces. Our purchases, which continued to reflect our thorough bond-by-bond credit research, emphasized those issues we believed provided our shareholders with a favorable risk/reward trade-off.

In the new issue market, we found selected value opportunities in sectors where we often invest, with new purchases taking place among real estate-backed, charter school, health care and industrial development revenue bonds. We did not add exposure to tobacco bonds in light of the category’s strong run in prior reporting periods and our belief that the Fund was already sufficiently allocated to the category. At the end of the reporting period, the Fund’s roughly 9% stake in the sector represented an underweighting relative to the index.

Most of our purchases in the secondary municipal bond market consisted of adding to existing holdings that we continued to believe offered our shareholders good total return potential. These purchases included bonds issued for the Chicago Board of Education, City of Chicago, American Dream project and Navistar International Corporation, among others.

During the reporting period, the Fund managed the duration of its portfolio in part through shorting interest rate futures contracts, a technique that enabled us to achieve our duration management objectives without otherwise having to sell long-dated positions we found attractive. The interest rate futures had a negligible impact on performance during the reporting period.

During the current reporting period, the Fund used credit default swap contracts to purchase credit protection on certain credits, or to take on credit risk on other credits and earn a commensurate credit spread. The use of credit default swap contracts had a negligible impact on the Fund’s performance during the reporting period. We also invested in forward interest rate swap contracts to manage the duration of the portfolio, and these investments had a negligible impact on the Fund’s performance.

Nuveen Short Duration High Yield Municipal Bond Fund

In seeking high current income exempt from regular federal income taxes, the Fund invests in predominantly lower rated municipal bonds while maintaining a weighted-average effective portfolio duration of less than 4.5 years. When appropriate, the Fund may also use leverage in an opportunistic manner through the use of inverse floating rate securities.

By design, the duration of the Fund is controlled to limit the impact of interest rate movements on performance, making this a potential option for investors who wish to add exposure to high yield municipal bonds to their portfolios, while limiting their interest rate risk. Consistent with this mandate the Fund’s duration remained relatively stable and close to four years throughout the reporting period.

Throughout the reporting period, we continued to emphasize bonds at the longer end of our short-duration investment universe, as we wished to take advantage of the higher yields that bonds with maturities from seven to ten years were offering. We simultaneously underweighted shorter-maturity bonds, which we believed would be more vulnerable to potential increases in the federal funds rate. To help achieve our target duration, we periodically employed floating rate securities, as well as higher yielding fixed-coupon bonds with short call dates.

Throughout the reporting period, we generally maintained or increased the Fund’s overweightings in lower rated bonds, favoring sectors that we believed offered the best overall value for shareholders and that would continue to recover from depressed prices late in 2016. The vast majority of our purchases occurred in such sectors as dedicated tax (including City of Chicago and Chicago Board of Education bonds), charter schools, health care, industrial development revenue, and land-secured.

We typically funded these purchases with shareholder inflows, as well as the proceeds from bond maturities and calls. We also sold some of the portfolio’s more highly rated, lower yielding credits. In their place, we selectively added higher yielding bonds. These trades helped us improve the portfolio’s yield and support the Fund’s dividend.

8	NUVEEN

During the reporting period, the Fund periodically used credit default swap contracts to take on credit risk for our Chicago-related holdings and earn a commensurate credit spread. This strategy helped the Fund’s performance. We also invested in forward interest rate swaps and interest rate futures contracts to manage the duration of the portfolio, and these investments had a negligible impact on the Fund’s performance.

Nuveen Strategic Municipal Opportunities Fund

The Nuveen Strategic Municipal Opportunities Fund has latitude, within its prospectus limits, to take advantage of changing market opportunities across the municipal bond landscape. The Fund is able to invest across any credit quality or maturity range, and may utilize derivative strategies or leverage.

Many of these tools are available to managers of other Nuveen municipal bond funds, but not to the same degree, we are able to respond quickly to the opportunities we believe are in our shareholders’ best interests.

We made some notable changes to the Fund’s credit quality positioning during the reporting period. Initially, we added to our overweightings among lower rated investment grade and non-investment grade bonds. This approach was based on our view that these securities were offering good value after having been unduly punished during the fourth quarter of 2016, when riskier assets sold off.

By the second half of the reporting period, after these securities had rallied strongly, we altered this approach. While we continued to remain overweighted in both categories, we selectively reduced our allocation to these lower rated bonds. This entailed selling securities we believed had reached their full value and, as a result, offered limited additional upside potential. Our selling was particularly pronounced among BBB rated bonds, the lowest of the investment grade tiers.

We generally reinvested the proceeds of these sales in AA rated bonds or higher. In many cases, these higher quality securities offered yields comparable to those on lower quality securities, but without the added credit risk. The strong performance of lower quality securities had caused their yields to slip, and the incremental amount of income they were offering relative to higher quality securities was unusually small.

New additions to the Fund typically were short- and intermediate-term securities. We emphasized this area of the yield curve to move the Fund’s duration to a neutral stance relative to the index, compared with its slightly longer-than-index duration at the beginning of the reporting period. This move reflected our view that security selection, rather than duration management, was likely to be a more productive area of emphasis in the future. We also held cash-equivalent variable-rate paper, which, in our opinion, would afford us ample liquidity to purchase new bonds when better opportunities appear.

During the reporting period, the Fund used credit default swap contracts to purchase credit protection on certain credits, or to take on credit risk on other credits and earn a commensurate credit spread. The use of credit default swaps had a negative impact on the Fund’s performance during the reporting period.

Note About Investment Valuations

The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. Thus, the current net asset value of a Fund’s shares might be impacted, higher or lower, if the Fund were to use a different pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Fund’s then-current municipal bond pricing service was acquired by the parent company of another pricing service, and the combination of the valuation methodologies used by the two organizations took place on October 16, 2017, subsequent to the close of the reporting period of this report. The change of valuation methodologies due to that combination had little or no impact on the net asset value of each Fund’s shares.

NUVEEN	9

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen High Yield Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due.

The Fund concentrates in non-investment-grade and unrated bonds with long maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund oftentimes engages in a significant amount of portfolio leverage and in doing so, assumes a high level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share net asset value (NAV), market price, distributions and returns. There is no assurance that the Fund’s leveraging strategy will be successful.

Nuveen Short Duration High Yield Municipal Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due.

The Fund concentrates in non-investment-grade and unrated bonds with shorter maturities and durations which carry heightened credit risk, liquidity risk, and potential for default. In addition, the Fund may engage in a moderate amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk.

The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share net asset value (NAV), market price, distributions and returns. There is no assurance that the Fund’s leveraging strategy will be successful.

Nuveen Strategic Municipal Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The Fund is subject to interest rate risk; as interest rates rise, bond prices fall. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. The use of derivatives involves substantial financial risks and transaction costs. Investments in below investment grade or high yield securities are subject to liquidity risk and heightened credit risk. The Fund’s use of inverse floaters creates effective leverage. The Fund periodically engages in a significant amount of portfolio leverage and in doing so, assumes a higher level of risk in pursuit of its objectives. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility, interest rate risk and credit risk. These and other risk considerations, such as alternative minimum tax, call, defaulted bond, income, municipal bond market liquidity, municipal lease obligations, other investment companies, political and economic, tax, and zero coupon bonds risks, are described in detail in the Fund’s prospectus.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of

10	NUVEEN

the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of September 30, 2017, the Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

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12	NUVEEN

Fund Performance, Expense Ratios

and Effective Leverage Ratios

The Fund Performance, Expense Ratios and Effective Leverage Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Leverage is created whenever a Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for each Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. A Fund may from time to time borrow, on a typically transient basis, in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 8—Borrowing Arrangements, are excluded from the calculation of a Fund’s effective leverage ratio.

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Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen High Yield Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.07%	2.35%	6.19%	4.18%
Class A Shares at maximum Offering Price	1.63%	(1.94)%	5.29%	3.73%
S&P Municipal Yield Index	2.81%	0.98%	4.87%	5.02%
Lipper High Yield Municipal Debt Funds Classification Average	3.98%	0.98%	4.19%	4.06%

Class C2 Shares	5.78%	1.72%	5.61%	3.60%
Class I Shares	6.16%	2.55%	6.41%	4.37%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class C Shares	5.65%	1.51%	7.17%
Class R6 Shares	6.22%	2.55%	2.57%

Since inception returns for Class C Shares are from 2/10/14. Since inception returns for Class R6 Shares are from 6/30/16. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $500,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), of 1% if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class R6	Class I
Expense Ratios	0.88%	1.68%	1.43%	0.66%	0.68%

Effective Leverage Ratio as of September 30, 2017

Effective Leverage Ratio	20.57%

14	NUVEEN

Nuveen Short Duration High Yield Municipal Bond Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	4.78%	1.76%	3.74%
Class A Shares at maximum Offering Price	2.16%	(0.78)%	3.18%
S&P Short Duration Municipal Yield Index	3.04%	1.79%	3.52%
Lipper High Yield Municipal Debt Funds Classification Average	3.98%	0.98%	3.88%

Class C Shares	4.25%	0.81%	3.90%
Class C2 Shares	4.50%	1.19%	3.19%
Class I Shares	4.87%	1.94%	3.95%

Since inception returns for Class A, Class C2, and Class I Shares, and the index and Lipper average, are from 2/01/13. Since inception returns for Class C Shares are from 2/10/14. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), of 0.70% if redeemed within eighteen months of purchase. Class C and C2 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class C2	Class I
Expense Ratios	0.81%	1.62%	1.37%	0.62%

Effective Leverage Ratio as of September 30, 2017

Effective Leverage Ratio	1.37%

NUVEEN	15

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)

Nuveen Strategic Municipal Opportunities Fund

Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	5.35%	0.58%	4.32%
Class A Shares at maximum Offering Price	2.19%	(2.44)%	3.19%
S&P Municipal Bond Index	2.82%	0.84%	2.98%
Lipper General & Insured Municipal Debt Funds Classification Average	3.07%	0.49%	2.70%

Class C Shares	4.93%	(0.25)%	3.47%
Class I Shares	5.44%	0.66%	4.49%

Since inception returns are from 12/16/14. Index and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	0.98%	1.78%	0.78%
Net Expense Ratios	0.83%	1.63%	0.63%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.64% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to July 31, 2019 only with the approval of the Board of Trustees of the Fund.

Effective Leverage Ratio as of September 30, 2017

Effective Leverage Ratio	1.76%

16	NUVEEN

Yields as of September 30, 2017

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. If the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Nuveen High Yield Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class R6	Class I
Dividend Yield	4.89%	4.31%	4.55%	5.28%	5.28%
SEC 30-Day Yield	4.14%	3.52%	3.78%	4.56%	4.53%
Taxable-Equivalent Yield (28.0%)[2]	5.75%	4.89%	5.25%	6.33%	6.29%

Nuveen Short Duration High Yield Municipal Bond Fund

	Share Class
	Class A1	Class C	Class C2	Class I
Dividend Yield	3.45%	2.72%	3.01%	3.72%
SEC 30-Day Yield – Subsidized	3.18%	2.46%	2.71%	3.46%
SEC 30-Day Yield – Unsubsidized	3.18%	2.46%	2.71%	3.46%
Taxable-Equivalent Yield – Subsidized (28.0%)[2]	4.42%	3.42%	3.76%	4.81%
Taxable-Equivalent Yield – Unsubsidized (28.0%)[2]	4.42%	3.42%	3.76%	4.81%

Nuveen Strategic Municipal Opportunities Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	2.98%	2.26%	3.24%
SEC 30-Day Yield – Subsidized	2.62%	1.90%	2.90%
SEC 30-Day Yield – Unsubsidized	2.48%	1.76%	2.76%
Taxable-Equivalent Yield – Subsidized (28.0%)[2]	3.64%	2.64%	4.03%
Taxable-Equivalent Yield – Unsubsidized (28.0%)[2]	3.44%	2.44%	3.83%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate shown in the respective table above.

NUVEEN	17

Holding

Summaries as of September 30, 2017

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen High Yield Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	105.9%
Common Stocks	0.9%
Corporate Bonds	1.5%
Short-Term Municipal Bonds	1.6%
Other Assets Less Liabilities	2.4%
Net Assets Plus Floating Rate Obligations	112.3%
Floating Rate Obligations	(12.3)%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	5.7%
AA	14.7%
A	11.8%
BBB	10.0%
BB or Lower	25.6%
N/R (not rated)	31.5%
N/A (not applicable)	0.7%
Total	100%

Portfolio Composition

(% of total Investments)

Tax Obligation/Limited	25.0%
Health Care	14.8%
Education and Civic Organizations	11.1%
Tax Obligation/General	10.5%
Industrials	8.7%
Consumer Staples	8.2%
Transportation	4.2%
Other	17.5%
Total	100%
States and Territories

(% of total municipal bonds)

California	20.8%
Illinois	12.8%
Florida	9.3%
New York	7.5%
Colorado	6.1%
Ohio	4.7%
Wisconsin	4.6%
Texas	3.9%
New Jersey	2.6%
Pennsylvania	2.5%
Arizona	2.4%
Iowa	2.1%
Tennessee	1.6%
Other	19.1%
Total	100%

18	NUVEEN

Nuveen Short Duration High Yield Municipal Bond Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	98.0%
Short-Term Municipal Bonds	1.0%
Other Assets Less Liabilities	1.9%
Net Assets Plus Borrowings & Floating Rate Obligations	100.9%
Borrowings	(0.7)%
Floating Rate Obligations	(0.2)%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	3.4%
AA	1.8%
A	6.9%
BBB	20.0%
BB or Lower	35.4%
N/R (not rated)	32.5%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	25.3%
Health Care	13.1%
Education and Civic Organizations	11.5%
Consumer Staples	8.2%
Utilities	7.9%
Tax Obligation/General	7.2%
Transportation	7.1%
Industrials	6.1%
Long-Term Care	5.6%
Other	8.0%
Total	100%

States and Territories

(% of total municipal bonds)

Illinois	13.1%
Florida	11.0%
California	8.4%
New Jersey	7.4%
Ohio	6.0%
Pennsylvania	5.9%
Texas	5.8%
Wisconsin	4.4%
New York	4.3%
Colorado	3.4%
Massachusetts	2.9%
Iowa	2.4%
Arizona	1.9%
Indiana	1.7%
Tennessee	1.6%
Other	19.8%
Total	100%

NUVEEN	19

Holding Summaries as of September 30, 2017 (continued)

Nuveen Strategic Municipal Opportunities Fund

Fund Allocation

(% of net assets)

Long-Term Municipal Bonds	98.0%
Corporate Bonds	2.2%
Short-Term Municipal Bonds	10.1%
Other Assets Less Liabilities	(8.5)%
Net Assets Plus Floating Rate Obligations	101.8%
Floating Rate Obligations	(1.8)%
Net Assets	100%

Bond Credit Quality

(% of total investment exposure)

AAA/U.S. Guaranteed	10.6%
AA	10.9%
A	17.3%
BBB	15.5%
BB or Lower	19.9%
N/R (not rated)	25.8%
Total	100%

Portfolio Composition

(% of total investments)

Tax Obligation/Limited	19.3%
Health Care	14.1%
Tax Obligation/General	12.8%
Education and Civic Organizations	10.2%
Transportation	7.7%
Utilities	6.7%
Industrials	6.1%
Consumer Staples	5.1%
Other	18.0%
Total	100%

States and Territories

(% of total municipal bonds)

California	15.9%
New York	12.8%
Texas	8.8%
Florida	6.1%
South Carolina	6.1%
New Jersey	5.6%
Illinois	5.2%
Colorado	4.3%
Wisconsin	3.8%
Pennsylvania	3.8%
Louisiana	3.7%
Iowa	3.3%
Indiana	2.8%
Other	17.8%
Total	100%

20	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2017.

The beginning of the period is April 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen High Yield Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,060.70	$1,056.50	$1,057.80	$1,062.20	$1,061.60
Expenses Incurred During the Period	$4.08	$8.20	$6.91	$2.84	$3.05
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.11	$1,017.10	$1,018.35	$1,022.31	$1,022.11
Expenses Incurred During the Period	$4.00	$8.04	$6.78	$2.79	$2.99

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.59%, 1.34%, 0.55% and 0.59% for Classes A, C, C2, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

NUVEEN	21

Expense Examples (continued)

Nuveen Short Duration High Yield Municipal Bond Fund

	Share Class
	Class A	Class C	Class C2	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,047.80	$1,042.50	$1,045.00	$1,048.70
Expenses Incurred During the Period	$4.11	$8.19	$6.92	$3.08
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.06	$1,017.05	$1,018.30	$1,022.06
Expenses Incurred During the Period	$4.05	$8.09	$6.83	$3.04

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.80%, 1.60%, 1.35% and 0.60% for Classes A, C, C2 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Nuveen Strategic Municipal Opportunities Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,053.50	$1,049.30	$1,054.40
Expenses Incurred During the Period	$4.12	$8.22	$3.09
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.06	$1,017.05	$1,022.06
Expenses Incurred During the Period	$4.05	$8.09	$3.04

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.80%, 1.60% and 0.60% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

22	NUVEEN

Nuveen High Yield Municipal Bond Fund

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 108.3%

	MUNICIPAL BONDS – 105.9%

	Alabama – 1.2%

$16,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Green Mountain Management LLC Project, Series 2010, 8.750%, 8/01/30 (4)	8/20 at 100.00	N/R	$12,774,560

10,000	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1993, 6.450%, 12/01/23 (Alternative Minimum Tax)	12/17 at 100.00	B3	10,001,800

3,865	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1994, 6.450%, 12/01/23 (Alternative Minimum Tax)	12/17 at 100.00	B3	3,865,696

10,000	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 6.000%, 9/01/45	9/25 at 100.00	N/R	10,233,300

	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Methodist Home for the Aging, Refunding Series 2015-1:
1,350	5.750%, 6/01/35	6/26 at 100.00	N/R	1,497,582
2,500	5.750%, 6/01/45	6/26 at 100.00	N/R	2,733,425

1,900	Jefferson County Public Building Authority, Alabama, Lease Revenue Warrants, Series 2006, 5.125%, 4/01/19 – AMBAC Insured	12/17 at 100.00	CCC	1,905,814

	Jefferson County, Alabama, Sewer Revenue Warrants, Capital Appreciation Subordinate Lien Series 2013F:
2,400	0.000%, 10/01/46	10/23 at 105.00	BB	1,989,000
29,000	0.000%, 10/01/50	10/23 at 105.00	BB	23,780,870

	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013C:
16,370	0.000%, 10/01/38 – AGM Insured	10/23 at 105.00	BB+	14,089,495
5,000	0.000%, 10/01/42 – AGM Insured	10/23 at 105.00	BB+	4,277,550
2,520	0.000%, 10/01/46 – AGM Insured (5)	10/23 at 105.00	BB+	2,149,535
10,000	0.000%, 10/01/50 – AGM Insured	10/23 at 105.00	BB+	8,524,900

34,800	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013D, 6.000%, 10/01/42	10/23 at 105.00	BB	40,839,888

1,000	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013E, 0.000%, 10/01/35	10/23 at 41.20	BB	299,950

31,835	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	33,090,572

12,500	Phoenix City Industrial Development Board, Alabama, Environmental Improvement Revenue Refunding Bonds, MeadWestvaco Coated Board Project, Series 2012A, 4.125%, 5/15/35 (Alternative Minimum Tax)	11/22 at 100.00	BBB	12,663,375

7,760	Selma Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, Zilkha Biomass Selma LLC Project, Series 2015, 7.500%, 5/01/25 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	5,427,034
198,800	Total Alabama			190,144,346

	Arizona – 2.5%

4,250	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 2015-XF2046, 16.516%, 1/01/32 (Pre-refunded 1/01/18) (IF) (6)	1/18 at 100.00	AA– (7)	4,446,520

1,750	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 2016-XF0393, 16.091%, 1/01/31 (Pre-refunded 1/01/18) (IF) (6)	1/18 at 100.00	AA– (7)	1,828,680

NUVEEN	23

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017A:
$1,670	5.125%, 7/01/37	7/26 at 100.00	BB	$1,763,286
2,000	5.250%, 7/01/47	7/26 at 100.00	BB	2,107,420

	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2017B:
1,280	5.125%, 7/01/47	7/27 at 100.00	BB	1,275,046
565	5.250%, 7/01/51	7/27 at 100.00	BB	564,955

	Arizona Industrial Development Authority, Education Facility Revenue Bonds, Franklin Phonetic Charter School Project, Refunding Series 2017:
580	5.500%, 7/01/37	7/27 at 100.00	N/R	579,948
795	5.750%, 7/01/47	7/27 at 100.00	N/R	794,189
755	5.875%, 7/01/52	7/27 at 100.00	N/R	756,306

18,350	Arizona Industrial Development Authority, Multifamily Housing Revenue Bonds, Bridgewater Avondale Project, Series 2017, 5.375%, 1/01/38	7/25 at 101.00	N/R	18,469,275

10,325	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds, Series 2017A, 7.000%, 7/01/41	7/27 at 100.00	N/R	10,583,641

	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2014:
655	5.000%, 7/15/29	7/24 at 100.00	N/R	685,837
650	5.000%, 7/15/33	7/24 at 100.00	N/R	676,520
750	5.000%, 7/15/38	7/24 at 100.00	N/R	769,927

1,070	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 2, Series 2014, 5.375%, 7/01/39	7/24 at 100.00	N/R	1,099,157

2,100	Estrella Mountain Ranch Community Facilities District, Goodyear City, Arizona, Special Assessment Revenue Bonds, Montecito Assessment District 2, Series 2015, 5.000%, 7/01/39	7/25 at 100.00	N/R	2,071,608

317	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	12/17 at 100.00	N/R	318,052

3,250	Florence Town Inc., Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Project – Queen Creek and Casa Grande Campuses, Series 2013, 6.000%, 7/01/43	7/23 at 100.00	Ba1	3,489,395

4,540	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Schools Projects, Series 2016, 5.000%, 7/01/47	7/26 at 100.00	BB+	4,632,434

475	Merrill Ranch Community Facilities District 2, Florence, Arizona, General Obligation Bonds, Series 2016, 5.250%, 7/15/40	7/26 at 100.00	BBB	520,842

420	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/25	12/17 at 100.00	N/R	410,873

1,680	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Arizona School for the Arts Project, Series 2008, 7.250%, 7/01/48	11/19 at 100.00	N/R	1,769,191

5,365	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Arizona School for the Arts, Series 2011A, 7.750%, 7/01/41	7/21 at 100.00	N/R	5,957,832

	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2016A:
1,880	5.000%, 7/01/35	7/25 at 100.00	BB	1,965,878
3,130	5.000%, 7/01/46	7/25 at 100.00	BB	3,233,353

13,105	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, fbo Brighter Choice Foundation Charter Middle Schools Project, Albany, New York, Series 2012, 7.500%, 7/01/42 (4)	7/22 at 100.00	N/R	4,586,750

24	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$640	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.000%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	BB+ (7)	$748,864

	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Project, Series 2014A:
3,000	6.500%, 7/01/34	7/24 at 100.00	Ba1	3,398,190
10,000	6.750%, 7/01/44	7/24 at 100.00	Ba1	11,414,200

3,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015, 5.000%, 7/01/45	7/25 at 100.00	Ba1	3,067,500

5,000	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	Ba1	5,121,600

	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Painted Rock Academy Charter School Project, Series 2012A:
2,410	7.250%, 7/01/32 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (7)	2,802,541
4,225	7.500%, 7/01/42 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (7)	4,941,729

	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Villa Montessori, Inc. Projects, Series 2015:
650	5.000%, 7/01/35	7/25 at 100.00	BBB–	695,623
1,195	5.000%, 7/01/45	7/25 at 100.00	BBB–	1,260,068

	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Guam Facilities Foundation, Inc. Project, Series 2014:
21,375	5.000%, 2/01/29	2/24 at 100.00	B+	20,725,841
18,375	5.125%, 2/01/34	2/24 at 100.00	B+	17,484,915
24,530	5.375%, 2/01/41	2/24 at 100.00	B+	23,659,430

5,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Series 2012, 5.000%, 6/01/42 (UB) (6)	6/22 at 100.00	A3	5,394,250

	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Tender Option Bond Trust 2016-XF2337:
2,080	15.794%, 6/01/34 (IF) (6)	6/22 at 100.00	A3	2,956,283
1,500	14.841%, 6/01/42 (IF) (6)	6/22 at 100.00	A3	1,973,100
375	14.841%, 6/01/42 (IF) (6)	6/22 at 100.00	A3	493,275
1,265	14.841%, 6/01/42 (IF) (6)	6/22 at 100.00	A3	1,663,981
975	14.824%, 6/01/42 (IF) (6)	6/22 at 100.00	A3	1,282,115
775	14.820%, 6/01/42 (IF) (6)	6/22 at 100.00	A3	1,019,040

9,425	Phoenix Industrial Development Authority, Arizona, Multi-Family Housing Revenue Bonds, 3rd and Indian Road Assisted Living Project, Series 2016, 5.400%, 10/01/36	10/25 at 101.00	N/R	9,063,457

6,395	Phoenix Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Deer Valley Veterans Assisted Living Project, Series 2016A, 5.125%, 7/01/36	7/24 at 101.00	N/R	6,457,671

4,620	Phoenix Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Christian Care Manor I and Christian Care Manor II, Inc. Project, Series 2005A, 5.500%, 7/01/35	6/35 at 100.00	Baa2	4,631,180

3,760	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Cambridge Academy-East, Inc. Project, Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BB–	3,661,488

	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert Heights Charter School, Series 2014:
1,000	7.000%, 5/01/34	5/24 at 100.00	N/R	1,093,450
1,800	7.250%, 5/01/44	5/24 at 100.00	N/R	1,976,184

NUVEEN	25

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and Refunding Bonds, Edkey Charter Schools Project, Series 2013:
$1,305	6.000%, 7/01/33	7/20 at 102.00	BB	$1,184,144
2,110	5.700%, 7/01/35	7/20 at 102.00	BB	1,818,081
1,330	6.000%, 7/01/43	7/20 at 102.00	BB	1,132,216
800	6.000%, 7/01/48	7/20 at 102.00	BB	673,576

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Champion Schools Project, Series 2017:
2,870	6.000%, 6/15/37	6/26 at 100.00	N/R	2,920,311
4,865	6.125%, 6/15/47	6/26 at 100.00	N/R	4,955,878

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2014A:
50	6.875%, 7/01/34	7/20 at 102.00	BB	45,594
1,895	7.375%, 7/01/49	7/20 at 102.00	BB	1,750,563

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016:
3,445	5.250%, 7/01/36	7/26 at 100.00	BB	2,968,798
5,700	5.375%, 7/01/46	7/26 at 100.00	BB	4,744,110
6,830	5.500%, 7/01/51	7/26 at 100.00	BB	5,664,392

	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, LEAD Charter School Project, Series 2014:
1,860	6.750%, 3/01/34	3/24 at 100.00	N/R	2,001,955
4,990	8.750%, 3/01/44	3/24 at 100.00	N/R	5,755,117

8,790	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2014A , 9.000%, 2/01/44	2/24 at 100.00	N/R	10,222,682

2,660	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48	2/24 at 100.00	N/R	2,724,771

7,720	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (7)	8,617,682

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012:
525	7.000%, 1/01/22	No Opt. Call	B	520,375
4,275	7.375%, 1/01/32	1/22 at 100.00	B	4,042,483
6,695	7.500%, 1/01/42	1/22 at 100.00	B	6,151,165

5,770	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools ? Mesa Project, Series 2015A, 5.000%, 12/15/34	6/25 at 100.00	BB	5,639,367

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010:
1,190	6.000%, 6/01/40 (Pre-refunded 6/01/19)	6/19 at 100.00	BB+ (7)	1,286,259
2,750	6.100%, 6/01/45 (Pre-refunded 6/01/19)	6/19 at 100.00	BB+ (7)	2,976,985

2,815	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	Baa3 (7)	2,931,400

3,165	Pima County Industrial Development Authority, Arizona, Lease Revenue Bonds, Clark County Detention Facility Project, Tender Option Bond Trust 2015-XF0087, 13.253%, 9/01/39 (IF)	3/18 at 100.00	AA	3,331,257

	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008:
450	6.625%, 12/01/17	No Opt. Call	B	450,792
14,560	7.000%, 12/01/27	12/17 at 102.00	B	13,862,722

26	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$17,630	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds, Series 2012A, 9.750%, 5/01/25	5/22 at 100.00	BB–	$20,466,667

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007:
60	5.250%, 12/01/22	No Opt. Call	BBB+	67,832
80	5.250%, 12/01/28	No Opt. Call	BBB+	96,554
26,530	5.500%, 12/01/37	No Opt. Call	Ba1	29,990,838

4,425	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.900%, 4/01/32	10/17 at 100.00	A+	4,460,887

	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2012A:
1,100	6.250%, 12/01/42	12/21 at 100.00	N/R	1,178,012
3,200	6.250%, 12/01/46	12/21 at 100.00	N/R	3,420,672

1,200	The Industrial Development Authority of the County of Maricopa, Arizona, Education Revenue Bonds, Reid Traditional School Projects, Series 2016, 5.000%, 7/01/47	7/26 at 100.00	Baa3	1,278,708

	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005:
6,124	5.750%, 7/01/22	12/17 at 100.00	N/R	6,045,184
9,804	6.000%, 7/01/30	12/17 at 100.00	N/R	9,526,743

4,340	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Inc. Project, Series 2012, 5.125%, 3/01/42	9/22 at 100.00	BB+	4,417,209

	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc. Project, Series 2011:
3,090	7.625%, 3/01/31	3/21 at 100.00	BB+	3,453,971
1,830	7.875%, 3/01/42	3/21 at 100.00	BB+	2,053,534

1,340	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	1,287,325
395,245	Total Arizona			398,459,701

	California – 22.3%

1,250	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Second Subordinate Lien Series 2016B, 4.000%, 10/01/35 – AGM Insured	10/26 at 100.00	BBB	1,334,762

	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C:
855	0.000%, 9/01/29 – AGM Insured	No Opt. Call	A2	576,039
5,500	0.000%, 9/01/34 – AGM Insured	No Opt. Call	A2	2,942,830
4,310	0.000%, 9/01/35 – AGM Insured	No Opt. Call	A2	2,202,970

1,810	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 7.000%, 3/01/31 (Pre-refunded 3/01/21)	3/21 at 100.00	N/R (7)	2,138,207

	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A:
1,540	5.000%, 3/01/31	3/26 at 100.00	Ba3	1,604,310
1,640	5.250%, 3/01/36	3/26 at 100.00	Ba3	1,717,178
12,075	5.000%, 3/01/41	3/26 at 100.00	Ba3	12,366,249
15,900	5.000%, 3/01/46	3/26 at 100.00	Ba3	16,233,582

3,415	Antioch Unified School District, Contra Costa County, California, General Obligation Bonds, School Facilities Improvement District 1, Tender Option Bond Trust 2016-XG0071, 14.522%, 8/01/47 (IF) (6)	8/23 at 100.00	A+	5,107,098

1,000	Arvin Community Redevelopment Agency, California, Tax Allocation Bonds, Arvin Redevelopment Project, Series 2005, 5.125%, 9/01/35	12/17 at 100.00	N/R	1,001,260

NUVEEN	27

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$255	Azusa Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged West End Development, Series 2007B, 5.300%, 8/01/36 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (7)	$255,344

7,075	Azusa, California, Special Tax Bonds, Community Facilities District 2005-1 Rosedale Improvement Area 1, Series 2007, 5.000%, 9/01/37	3/18 at 100.00	N/R	7,118,440

	Bakersfield City School District, Kern County, California, General Obligation Bonds, Series 2012C:
1,700	0.000%, 5/01/42 (5)	5/40 at 100.00	A+	1,017,416
12,480	0.000%, 5/01/47 (5)	5/40 at 100.00	A+	7,398,768

	Bakersfield City School District, Kern County, California, General Obligation Refunding Bonds, Series 2017A:
4,890	4.000%, 11/01/42 – AGM Insured (UB) (6)	11/26 at 100.00	A+	5,105,942
3,750	4.000%, 11/01/46 – AGM Insured (UB) (6)	11/26 at 100.00	A+	3,900,750

4,210	Banning Unified School District, Riverside County, California, General Obligation Bonds, Series 2017A, 4.000%, 8/01/46 – AGM Insured (UB) (6)	8/27 at 100.00	A	4,405,218

19,315	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2014S-6, 5.000%, 10/01/54 (UB) (6)	10/24 at 100.00	A1	22,037,256

	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2017S-7:
13,000	4.000%, 4/01/47 (UB) (6)	4/27 at 100.00	A1	13,607,490
1,000	4.000%, 4/01/49 (UB) (6)	4/27 at 100.00	A1	1,042,610

	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2015-XF2179:
1,250	17.119%, 4/01/43 (Pre-refunded 4/01/18) (IF) (6)	4/18 at 100.00	Aa3 (7)	1,367,700
1,000	15.627%, 4/01/47 (Pre-refunded 4/01/18) (IF) (6)	4/18 at 100.00	Aa3 (7)	1,086,600
1,250	15.627%, 4/01/47 (Pre-refunded 4/01/18) (IF) (6)	4/18 at 100.00	Aa3 (7)	1,358,250

1,035	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 17A, Series 2013B, 5.000%, 9/01/34	9/23 at 100.00	N/R	1,123,699

2,875	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19A, Series 2015B, 5.000%, 9/01/35	9/25 at 100.00	N/R	3,213,905

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 20 Series 2012B, 5.950%, 9/01/35	9/22 at 100.00	N/R	1,121,550

1,595	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 7A-1, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	1,749,986

2,165	Blythe Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Series 2011, 9.750%, 5/01/38	5/21 at 100.00	N/R	2,602,915

7,205	Cabrillo Unified School District, San Mateo County, California, General Obligation Bonds, Series 2017C, 4.000%, 8/01/46 (UB) (6)	8/26 at 100.00	AA-	7,509,988

4,155	Calexico Unified School District, Imperial County, California, General Obligation Bonds, Election 2016, Series 2017A, 4.000%, 8/01/46 – AGM Insured (UB) (6)	8/27 at 100.00	A	4,347,667

10,000	California Enterprise Development Authority, Recovery Zone Facility Revenue Bonds, SunPower Corporation – Headquarters Project, Series 2010, 8.500%, 4/01/31	4/21 at 100.00	N/R	10,937,700

	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
1,500	5.650%, 6/01/41	12/18 at 100.00	B2	1,510,890
1,175	5.700%, 6/01/46	12/18 at 100.00	B2	1,183,519

28	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Merced County Tobacco Funding Corporation, Series 2005A, 5.125%, 6/01/38	12/17 at 100.00	B1	$2,005,020

7,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.250%, 6/01/45	12/17 at 100.00	B–	7,017,570

50,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Stanislaus County Tobacco Funding Corporation, Series 2006A, 0.000%, 6/01/46	11/17 at 100.00	N/R	7,080,000

6,665	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2015A, 4.000%, 8/15/40 (UB)	8/25 at 100.00	AA–	6,906,473

	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016B:
11,530	4.000%, 11/15/41 (UB) (6)	11/26 at 100.00	AA–	11,894,809
75,910	5.000%, 11/15/46 (UB) (6)	11/26 at 100.00	AA–	87,102,170

22,535	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2017A, 4.000%, 11/15/48 (UB) (6)	11/27 at 100.00	AA–	23,460,062

	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Tender Option Bond Trust 2016-XF2353:
2,500	17.293%, 11/15/40 (IF) (6)	11/21 at 100.00	Aa3	4,047,300
1,500	17.293%, 11/15/40 (IF) (6)	11/21 at 100.00	Aa3	2,428,380
4,000	16.303%, 11/15/40 (IF) (6)	11/21 at 100.00	Aa3	6,247,840

	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2017A:
15,605	5.000%, 8/15/42	8/27 at 100.00	Baa2	17,545,014
19,080	5.000%, 8/15/47	8/27 at 100.00	Baa2	21,263,324

	California Health Facilities Financing Authority, Revenue Bonds, El Camino Hospital, Tender Option Bond Series 2017:
3,810	5.000%, 2/01/42 (UB) (6)	2/27 at 100.00	A+	4,366,336
6,830	5.000%, 2/01/47 (UB) (6)	2/27 at 100.00	A+	7,785,790

95,000	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2017A-2, 4.000%, 11/01/44 (UB) (6)	11/27 at 100.00	AA–	99,500,150

	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Tender Option Bond Trust 2015-XF1002:
1,250	14.632%, 4/01/42 (IF) (6)	4/22 at 100.00	AA–	1,888,600
605	14.605%, 4/01/42 (IF) (6)	4/22 at 100.00	AA–	913,441

13,495	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2017A, 5.000%, 11/15/56 (WI/DD, Settling 10/05/17) (UB) (6)	11/27 at 100.00	A+	15,491,855

	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Tender Option Bond Trust 2015-XF0152:
540	15.110%, 8/15/43 (IF) (6)	8/24 at 100.00	A+	793,400
1,250	15.131%, 8/15/51 (IF) (6)	8/22 at 100.00	A+	1,774,500

	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0120:
465	18.411%, 10/01/33 (IF) (6)	10/24 at 100.00	AA–	850,945
460	18.447%, 10/01/38 (IF) (6)	10/24 at 100.00	AA–	820,249
3,150	18.557%, 10/01/44 (IF) (6)	10/24 at 100.00	AA–	4,968,968
2,000	18.557%, 10/01/44 (IF) (6)	10/24 at 100.00	AA–	3,154,900
2,000	18.557%, 10/01/44 (IF) (6)	10/24 at 100.00	AA–	3,154,900
845	18.497%, 10/01/44 (IF) (6)	10/24 at 100.00	AA–	1,331,205

NUVEEN	29

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,020	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF1034, 18.853%, 10/01/44 (IF) (6)	10/24 at 100.00	AA–	$1,608,999

10,000	California Health Facilities Financing Authority, Revenue Bonds, Providence Saint Joseph Health, Series 2016A, 4.000%, 10/01/47 (UB)	10/26 at 100.00	AA–	10,375,500

1,765	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	1,993,038

3,335	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Series 2015A, 5.000%, 8/15/54 (UB) (6)	8/25 at 100.00	AA–	3,742,370

	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2015-XF0131:
1,800	18.436%, 8/15/51 (IF) (6)	8/22 at 100.00	AA–	3,047,220
1,610	18.427%, 8/15/51 (IF) (6)	8/22 at 100.00	AA–	2,724,941

	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2016-XG0049:
2,000	15.281%, 8/15/51 (IF) (6)	8/22 at 100.00	AA–	3,108,640
2,385	15.277%, 8/15/51 (IF) (6)	8/22 at 100.00	AA–	3,706,672

4,690	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/41 (UB)	11/25 at 100.00	AA–	5,380,180

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2016-XF2221:
2,500	19.148%, 8/15/42 (IF)	8/20 at 100.00	AA–	3,783,800
2,000	19.148%, 8/15/42 (IF)	8/20 at 100.00	AA–	3,027,040

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2016-XG0048:
2,500	19.240%, 8/15/42 (IF) (6)	8/20 at 100.00	AA–	3,783,800
2,500	19.240%, 8/15/42 (IF) (6)	8/20 at 100.00	AA–	3,783,800

1,015	California Housing Finance Agency, Multifamily Housing Revenue Bonds, Series 2014A-III, 4.600%, 8/01/39	2/24 at 100.00	A1	1,081,503

8,715	California Infrastructure and Economic Development Bank, Infrastructure State Revolving Fund Revenue Bonds, Series 2016A, 4.000%, 10/01/45 (UB) (6)	10/26 at 100.00	AAA	9,249,752

	California Infrastructure and Economic Development Bank, Revenue Bonds, Academy of Motion Picture Arts and Sciences Obligated Group, Series 2015A:
1,330	4.000%, 11/01/31 (UB) (6)	11/23 at 100.00	A	1,433,434
1,820	4.000%, 11/01/32 (UB) (6)	11/23 at 100.00	A	1,947,054
6,085	4.000%, 11/01/45 (UB) (6)	11/23 at 100.00	A	6,274,001

1,500	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies, Inc. Project, Series 2015A, 5.250%, 10/01/45	10/22 at 102.00	BBB–	1,622,430

17,250	California Municipal Finance Authority, Certificates of Participation, Community Hospitals of Central California Obligated Group, Series 2009, 5.500%, 2/01/39 (Pre-refunded 2/01/19)	2/19 at 100.00	Baa1 (7)	18,311,392

1,425	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Nova Academy Project, Series 2016A, 5.000%, 6/15/46	6/26 at 100.00	BB+	1,430,116

3,940	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Rocketship 7-Alma Academy Elementary School, Series 2012A, 6.250%, 6/01/43	12/21 at 101.00	N/R	4,244,523

2,000	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc. Project, Series 2014A, 5.000%, 10/01/44	10/22 at 102.00	BBB–	2,140,640

30	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,195	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 5.000%, 7/01/41	7/26 at 100.00	BB	$1,245,668

	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A:
2,750	5.250%, 8/01/42	8/22 at 100.00	BB	2,838,605
675	5.300%, 8/01/47	8/22 at 100.00	BB	696,721

1,975	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Series 2014A , 7.000%, 6/01/34	6/22 at 102.00	N/R	2,225,390

40	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education – Multiple Projects, Taxable Series 2014B , 7.250%, 6/01/18	No Opt. Call	N/R	40,051

1,680	California Municipal Finance Authority, Charter School Revenue Bonds, Urban Discovery Academy Project, Series 2014A, 6.125%, 8/01/49	8/24 at 100.00	BB–	1,727,477

925	California Municipal Finance Authority, Charter School Revenue Bonds, Urban Discovery Academy Project, Series 2015A, 6.125%, 8/01/45	8/26 at 100.00	N/R	931,493

	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
815	6.750%, 10/01/28	10/18 at 100.00	N/R	831,903
1,000	7.000%, 10/01/39	10/18 at 100.00	N/R	1,020,550

1,270	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc. Projects, Series 2014B, 5.875%, 8/15/49	8/24 at 100.00	N/R	1,404,785

8,550	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45	8/20 at 100.00	N/R	9,334,206

5,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2012B, 7.250%, 8/15/47	8/22 at 100.00	A1	5,697,600

1,750	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile Country Club, Refunding Series 2017A, 4.000%, 11/15/48	11/27 at 100.00	A–	1,791,807

7,645	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Windsor Mobile Country Club, Subordinate Series 2013B, 7.000%, 11/01/48	11/23 at 100.00	N/R	8,799,242

2,225	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A, 5.250%, 8/15/49	8/24 at 100.00	BBB+	2,445,386

3,100	California Municipal Finance Authority, Multifamily Housing Revenue Bonds, Casa Griffin Apartments, Series 2011A-1, 6.000%, 10/01/46	10/21 at 100.00	BB+	3,235,253

	California Municipal Finance Authority, Revenue Bonds, California Baptist University, Series 2016A:
3,000	5.000%, 11/01/36	11/26 at 100.00	N/R	3,238,470
3,935	5.000%, 11/01/46	11/26 at 100.00	N/R	4,179,836

1,000	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017B, 5.000%, 7/01/47	7/27 at 100.00	Baa2	1,116,750

	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2017A:
7,025	5.000%, 7/01/42	7/27 at 100.00	Baa2	7,913,943
11,930	5.000%, 7/01/47	7/27 at 100.00	Baa2	13,364,582

	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2012A:
570	6.625%, 1/01/32	1/22 at 100.00	N/R	613,508
530	6.875%, 1/01/42	1/22 at 100.00	N/R	572,034

NUVEEN	31

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,275	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014A, 5.000%, 1/01/35	1/25 at 100.00	N/R	$1,267,618

625	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014B, 5.500%, 1/01/19	No Opt. Call	N/R	623,100

	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009:
500	8.000%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	A3 (7)	571,940
1,040	8.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	A3 (7)	1,200,358

750	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2015, 5.000%, 11/01/40	11/24 at 100.00	BBB–	818,100

	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
5,185	5.250%, 11/01/36	11/26 at 100.00	BBB–	5,960,054
8,000	5.250%, 11/01/41	11/26 at 100.00	BBB–	9,094,960
6,670	5.250%, 11/01/47	11/26 at 100.00	BBB–	7,537,167
14,425	5.000%, 11/01/47	11/26 at 100.00	BBB–	15,963,426

1,085	California Municipal Finance Authority, Revenue Bonds, Touro College and University System, Series 2014A, 5.250%, 1/01/40	7/24 at 100.00	BBB–	1,186,003

9,150	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2017A, 5.000%, 2/01/47	2/27 at 100.00	Baa1	10,211,583

5,600	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services Southern California, LLC Project, Subordinate Series 2017, 8.000%, 12/01/27 (Alternative Minimum Tax)	No Opt. Call	N/R	5,597,872

3,500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services, LLC., Series 2016, 7.000%, 12/01/27 (Alternative Minimum Tax)	12/23 at 102.00	N/R	3,465,735

	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012:
18,955	5.000%, 7/01/37 (Alternative Minimum Tax)	7/22 at 100.00	Baa3	20,480,309
25,295	5.000%, 11/21/45 (Alternative Minimum Tax)	7/22 at 100.00	Baa3	27,205,531

	California Public Finance Authority, Charter School Lease Revenue Bonds, Multicultural Learning Center Project, Series 2017A:
2,055	6.125%, 6/15/37	6/27 at 100.00	N/R	2,076,495
3,025	6.250%, 6/15/47	6/27 at 100.00	N/R	3,056,430

555	California Public Finance Authority, Charter School Lease Revenue Bonds, Multicultural Learning Center Project, Series 2017B, 7.375%, 6/15/23	No Opt. Call	N/R	553,762

1,700	California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development – Claremont Properties LLC Claremont Colleges Project, Series 2017A, 5.000%, 7/01/47	7/27 at 100.00	Ba2	1,838,958

	California School Finance Authority Charter School Facility Revenue Bonds, Grimmway Schools-Obligated Group, Series 2016A:
4,350	5.000%, 7/01/36	7/26 at 100.00	BB+	4,423,732
2,360	5.000%, 7/01/46	7/26 at 100.00	BB+	2,376,874

	California School Finance Authority Charter School Revenue Bonds, California, ACE Charter Schools, Obligated Group, Series 2016A:
2,755	5.000%, 6/01/42	6/26 at 100.00	N/R	2,760,565
1,025	5.000%, 6/01/52	6/26 at 100.00	N/R	1,006,693

32	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,000	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Refunding Series 2016, 5.000%, 8/01/36	8/25 at 100.00	BBB	$2,222,860

	California School Finance Authority, California, Charter School Revenue Bonds, Encore Education Obligated Group, Series 2016A:
2,010	5.000%, 6/01/42	6/26 at 100.00	N/R	1,973,518
1,100	5.000%, 6/01/52	6/26 at 100.00	N/R	1,054,537

	California School Finance Authority, California, Charter School Revenue Bonds, TEACH Public Schools Obligated Group, Series 2016A:
5,915	5.750%, 6/01/42	6/26 at 100.00	N/R	5,637,646
5,065	5.875%, 6/01/52	6/26 at 100.00	N/R	4,817,119

	California School Finance Authority, Charter School Revenue Bonds, City Charter School Obligated Group, Series 2016A:
2,525	5.000%, 6/01/42	6/26 at 100.00	N/R	2,556,739
2,930	5.000%, 6/01/52	6/26 at 100.00	N/R	2,940,021

1,000	California School Finance Authority, Charter School Revenue Bonds, Coastal Academy Project, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	BBB–	1,040,810

	California School Finance Authority, Charter School Revenue Bonds, Escuela Popular Charter School, Series 2017:
1,250	6.250%, 7/01/37	7/27 at 100.00	N/R	1,257,100
5,000	6.500%, 7/01/50	7/27 at 100.00	N/R	5,028,050

1,430	California School Finance Authority, Charter School Revenue Bonds, Kepler Neighborhood School, Series 2017A, 5.875%, 5/01/47	5/27 at 100.00	N/R	1,463,905

	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education ? Obligated Group, Series 2017A:
715	5.000%, 6/01/34	6/26 at 100.00	N/R	737,279
975	5.250%, 6/01/52	6/26 at 100.00	N/R	998,117

11,770	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 7.000%, 6/01/47 (4)	6/20 at 102.00	N/R	8,238,882

	California School Finance Authority, Educational Facility Revenue Bonds, New Designs Charter School Project, Series 2014A:
1,205	5.750%, 6/01/34	6/24 at 100.00	BB+	1,324,391
2,390	6.000%, 6/01/44	6/24 at 100.00	BB+	2,629,167

	California School Finance Authority, Educational Facility Revenue Bonds, Partnerships to Uplift Communities Valley Project, Series 2014:
2,010	6.400%, 8/01/34	2/24 at 100.00	BB–	2,204,045
4,960	6.750%, 8/01/44	2/24 at 100.00	BB–	5,507,138

2,000	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2015A, 4.125%, 7/01/35	7/25 at 100.00	BBB	2,051,320

1,300	California School Finance Authority, School Facility Revenue Bonds, Alta Public Schools Project, Series 2014A, 6.750%, 11/01/45	11/24 at 100.00	N/R	1,420,939

690	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2014A, 5.125%, 7/01/44	7/24 at 100.00	BBB	759,517

	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2017A:
590	5.000%, 7/01/37	7/27 at 100.00	BBB	671,992
620	5.000%, 7/01/47	7/27 at 100.00	BBB	696,266

NUVEEN	33

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2016A:
$1,280	5.750%, 7/01/41	7/26 at 100.00	BB+	$1,333,466
1,250	6.000%, 7/01/51	7/26 at 100.00	BB+	1,298,125

10,000	California State, General Obligation Bonds, Refunding Various Purpose, Series 2017, 5.000%, 8/01/46 (UB)	8/26 at 100.00	AA–	11,584,400

1,500	California State, General Obligation Bonds, Series 2015, 5.000%, 3/01/45 (UB) (6)	3/25 at 100.00	AA–	1,718,655

10,000	California State, General Obligation Bonds, Series 2016, 5.000%, 9/01/45 (UB) (6)	9/26 at 100.00	AA–	11,606,100

10,540	California State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1029, 15.558%, 9/01/32 (IF) (6)	9/23 at 100.00	Aa3	17,799,847

	California State, General Obligation Bonds, Tender Option Bond Trust 2015-XF1039:
125	14.961%, 10/01/37 (IF) (6)	10/24 at 100.00	AA–	209,070
815	14.920%, 10/01/37 (IF) (6)	10/24 at 100.00	AA–	1,361,449
1,570	14.897%, 10/01/37 (IF) (6)	10/24 at 100.00	AA–	2,620,864
15,725	14.961%, 4/01/43 (IF) (6)	4/23 at 100.00	AA–	24,810,276
1,250	15.320%, 10/01/44 (IF) (6)	10/24 at 100.00	AA–	2,034,800

4,500	California State, General Obligation Bonds, Tender Option Bond Trust 2016-XG0039, 17.340%, 3/01/40 – AGM Insured (IF) (6)	3/20 at 100.00	AA–	6,325,560

	California State, General Obligation Bonds, Various Purpose, Series 2015:
14,520	5.000%, 8/01/45 (UB) (6)	8/25 at 100.00	AA–	16,742,722
3,055	4.000%, 8/01/45 (UB) (6)	8/25 at 100.00	AA–	3,201,548

1,250	California State, General Obligation Bonds, Various Purpose, Tender Option Bond Trust 2015-XF1037, 15.221%, 8/01/35 (IF) (6)	8/24 at 100.00	AA–	2,113,450

	California State, General Obligation Bonds, Various Purpose, Tender Option Bond Trust 2015-XF1041:
2,500	14.745%, 11/01/43 (IF) (6)	11/23 at 100.00	Aa3	4,087,300
1,875	14.736%, 11/01/43 (IF) (6)	11/23 at 100.00	Aa3	3,064,669
725	14.745%, 5/01/44 (IF) (6)	5/24 at 100.00	Aa3	1,155,244
750	11.262%, 11/01/44 (IF) (6)	11/24 at 100.00	Aa3	885,570

1,885	California Statewide Communities Development Authority Revenue Bonds, California Baptist University, Refunding Series 2017A, 5.000%, 11/01/41	11/27 at 100.00	N/R	2,036,912

	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
34,785	5.250%, 12/01/44	12/24 at 100.00	BB	38,267,326
96,620	5.500%, 12/01/54	12/24 at 100.00	BB	106,396,012

	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
12,435	5.000%, 12/01/46	6/26 at 100.00	BB	13,605,009
138,105	5.250%, 12/01/56	6/26 at 100.00	BB	152,024,603

1,500	California Statewide Communities Development Authority, Charter School Revenue Bonds – Albert Einstein Academy for Letters, Arts, & Sciences Charter School Series 2012, 6.250%, 11/01/42	11/20 at 102.00	N/R	1,049,820

1,925	California Statewide Communities Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2010A, 7.500%, 6/01/42 (Pre-refunded 6/01/19)	6/19 at 100.00	Aaa	2,116,711

2,410	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Huntington Beach Solar Projects, Series 2010, 7.500%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (7)	2,902,724

34	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,365	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Irvine Unified School District Solar Projects, Series 2010, 7.500%, 7/01/30 (Pre-refunded 1/01/20)	1/20 at 100.00	N/R (7)	$1,597,569

	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010:
225	6.000%, 10/01/29	10/19 at 100.00	BBB+	242,122
4,650	6.250%, 10/01/39	10/19 at 100.00	BBB+	5,016,559

440	California Statewide Communities Development Authority, Revenue Bonds, Buck Institute for Research on Aging, Tender Option Bond Trust 2015-XF1035, 17.820%, 11/15/49 – AGM Insured (IF) (6)	11/24 at 100.00	A+	750,904

2,000	California Statewide Communities Development Authority, Revenue Bonds, Front Porch Communities and Services Project, Series 2017A, 5.000%, 4/01/47	4/27 at 100.00	A–	2,258,060

25,000	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Series 2014, 5.000%, 7/01/44 (UB) (6)	7/24 at 100.00	A–	28,052,000

	California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, Series 2016A:
3,000	4.000%, 8/15/41 (UB) (6)	8/26 at 100.00	A+	3,106,560
5,440	5.000%, 8/15/51 (UB) (6)	8/26 at 100.00	A+	6,097,533

9,250	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2017A-2, 4.000%, 11/01/51 (UB)	11/27 at 100.00	AA–	9,568,200

	California Statewide Communities Development Authority, Revenue Bonds, Lancer Educational Student Housing Project, Refunding Series 2016A:
7,210	5.000%, 6/01/36	6/26 at 100.00	N/R	7,679,155
8,150	5.000%, 6/01/46	6/26 at 100.00	N/R	8,546,823

2,800	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Tender Option Bond Trust 2016-XG0041, 16.146%, 7/01/47 (Pre-refunded 7/01/18) – AGM Insured (IF)	7/18 at 100.00	AA– (7)	3,175,424

1,000	California Statewide Communities Development Authority, Revenue Bonds, Terraces San Joaquin Gardens, Series 2012A, 5.625%, 10/01/32	10/22 at 100.00	N/R	1,090,420

1,100	California Statewide Communities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	BBB–	1,235,542

	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 15-2 Rio Bravo, Series 2015A:
3,245	5.375%, 9/01/35	9/25 at 100.00	N/R	3,342,188
3,285	5.625%, 9/01/45	9/25 at 100.00	N/R	3,372,414

1,500	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2007-1 Orinda Wilder Project, Refunding Series 2015, 5.000%, 9/01/37	9/25 at 100.00	N/R	1,669,455

1,950	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2012-01, Fancher Creek, Series 2013A, 5.700%, 9/01/43	9/22 at 100.00	N/R	2,141,763

	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Refunding Series 2015R-1:
3,650	5.000%, 9/02/35	9/25 at 100.00	N/R	4,019,745
1,200	5.000%, 9/02/40	9/25 at 100.00	N/R	1,302,264

4,015	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	4,250,921

1,250	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2014B, 5.000%, 9/02/44	9/24 at 100.00	N/R	1,338,450

NUVEEN	35

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2016B:
$1,690	5.000%, 9/02/36	9/26 at 100.00	N/R	$1,838,669
2,190	5.000%, 9/02/46	9/26 at 100.00	N/R	2,341,088

	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2017A:
1,820	5.000%, 9/02/37	9/27 at 100.00	N/R	1,984,419
2,010	5.000%, 9/02/46	9/27 at 100.00	N/R	2,161,313

2,220	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	2,569,694

135	California Statewide Communities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Taxable Series 2011B, 8.750%, 12/01/18	No Opt. Call	N/R	133,754

5,000	California Statewide Community Development Authority, Charter School Revenue Bonds, Rocklin Academy Charter, Series 2011A, 8.250%, 6/01/41	6/21 at 100.00	BB+	5,722,300

525	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Magnolia City Lights, Series 1999X, 6.650%, 7/01/39 (Alternative Minimum Tax)	12/17 at 100.00	N/R	525,614

	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2007A:
1,000	5.400%, 11/01/27 (Pre-refunded 11/01/17)	11/17 at 102.00	N/R (7)	1,024,070
6,280	5.500%, 11/01/38 (Pre-refunded 11/01/17)	11/17 at 102.00	N/R (7)	6,431,725

	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2011A:
1,250	7.250%, 11/01/31 (Pre-refunded 11/01/21)	11/21 at 100.00	N/R (7)	1,546,337
2,250	7.500%, 11/01/41 (Pre-refunded 11/01/21)	11/21 at 100.00	N/R (7)	2,805,727

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
6,360	5.750%, 7/01/30 (8)	12/17 at 100.00	CCC	6,347,980
15,010	5.750%, 7/01/35 (8)	12/17 at 100.00	CCC	14,746,574
13,000	5.500%, 7/01/39 (8)	12/17 at 100.00	CCC	12,350,780

2,930	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005H, 5.250%, 7/01/25 (8)	12/17 at 100.00	CCC	2,929,883

15,955	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2016A, 5.000%, 11/15/46 (UB) (6)	11/25 at 100.00	AA–	18,203,857

6,915	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2015-XF2186, 16.018%, 11/15/48 (Pre-refunded 5/15/18) (IF) (6)	5/18 at 100.00	AA– (7)	7,686,783

6,555	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2016-XF2351, 16.303%, 11/15/48 (Pre-refunded 5/15/18) (IF) (6)	5/18 at 100.00	AA– (7)	7,286,800

	City of Dublin, California, Community Facilities District No. 2015-1, Dublin Crossing, Improvement Area No. 1, Special Tax Bonds, Series 2017:
1,270	5.000%, 9/01/37	9/27 at 100.00	N/R	1,396,797
4,180	5.000%, 9/01/47	9/27 at 100.00	N/R	4,529,406

1,000	Compton Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Projects, Housing Second Lien Series 2010A, 5.500%, 8/01/30	8/20 at 100.00	N/R	1,078,620

	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008:
835	5.000%, 9/01/22 – AMBAC Insured	9/18 at 100.00	N/R	859,315
155	5.250%, 9/01/27 – AMBAC Insured	9/18 at 100.00	N/R	159,717

36	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$450	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008, 5.250%, 9/01/27 (Pre-refunded 9/01/18) – AMBAC Insured	9/18 at 100.00	N/R (7)	$467,946

2,500	Contra Costa Community College District, Contra Costa County, California, General Obligation Bonds, Tender Option Trust 2015-XF0229, 15.283%, 8/01/38 (IF)	8/23 at 100.00	AA	4,064,200

665	Corona, California, Special Tax Bonds, Community Facilities District 2002-1 Dos Lagos Improvement Area 1, Refunding Series 2017, 5.000%, 9/01/37	9/24 at 103.00	N/R	737,013

855	Corona, California, Special Tax Bonds, Community Facilities District 2002-1 Dos Lagos, Refunding Series 2017, 5.000%, 9/01/34	9/24 at 103.00	N/R	957,711

500	Corona-Norco Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Refunding Junior Lien Series 2013B, 5.000%, 9/01/35	9/23 at 100.00	N/R	545,465

18,135	Cotati-Rohnert Park Unified School District, Sonoma County, California, General Obligation Bonds, Series 2017A, 4.000%, 8/01/46 – BAM Insured (UB)	8/26 at 100.00	A1	18,902,655

1,250	Dana Point, California, Special Tax Bonds, Community Facilities District No. 2006-1, Series 2014, 5.000%, 9/01/45	9/23 at 100.00	N/R	1,343,937

	Desert Hot Springs Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Series 2008A-2:
1,000	5.000%, 9/01/23 (Pre-refunded 9/01/18)	9/18 at 100.00	B– (7)	1,037,590
2,000	5.250%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	B– (7)	2,079,760
2,000	5.750%, 9/01/38 (Pre-refunded 9/01/18)	9/18 at 100.00	B– (7)	2,088,920

5,000	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, Tender Option Bond Trust 2016-XG0043, 15.276%, 8/01/39 (Pre-refunded 8/01/19) – AGC Insured (IF)	8/19 at 100.00	A+ (7)	6,486,200

	Elk Grove Unified School District, Sacramento County, California, General Obligation Bonds, Series 2017:
10,535	4.000%, 8/01/44 (UB) (6)	8/26 at 100.00	Aa2	11,021,928
12,640	4.000%, 8/01/46 (UB) (6)	8/26 at 100.00	Aa2	13,194,643

	Fairfield, California, Certificates of Participation, Fairfield Water Financing Series 2007A:
4,000	0.000%, 4/01/32 – SYNCORA GTY Insured	No Opt. Call	AA–	2,425,040
5,480	0.000%, 4/01/33 – SYNCORA GTY Insured	No Opt. Call	AA–	3,170,728
5,480	0.000%, 4/01/34 – SYNCORA GTY Insured	No Opt. Call	AA–	3,031,152

3,460	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairfield Commons Project, Series 2008, 6.875%, 9/01/38	9/18 at 100.00	N/R	3,570,374

7,385	Fillmore, California, Wastewater Revenue Bonds, Series 2017, 4.000%, 5/01/42 – AGM Insured (UB) (6)	5/27 at 100.00	BBB+	7,769,537

	Folsom Ranch Financing Authority, California, Special Tax Revenue Bonds, Series 2017:
2,000	5.000%, 9/01/37	9/27 at 100.00	N/R	2,163,540
4,125	5.000%, 9/01/47	9/27 at 100.00	N/R	4,413,915

2,500	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Tender Option Bond Trust 2016-XG0095, 16.355%, 9/01/32 – AMBAC Insured (IF) (6)	12/17 at 100.00	A2	2,653,500

1,000	Fontana, California, Special Tax Bonds, Community Facilities District 80, Bella Strada, Series 2017, 5.000%, 9/01/46	9/27 at 100.00	N/R	1,106,240

	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North, Series 2006:
3,610	5.000%, 9/01/26	3/18 at 100.00	N/R	3,645,197
3,000	5.000%, 9/01/36	3/18 at 100.00	N/R	3,021,120

NUVEEN	37

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$6,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2013C, 6.250%, 1/15/33	1/24 at 100.00	BB+	$7,660,315

9,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A, 0.000%, 1/15/33	No Opt. Call	BBB–	4,709,250

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
11,000	0.000%, 1/15/32 – AGM Insured (5)	1/31 at 100.00	BBB–	10,081,280
5,000	0.000%, 1/15/37 – AGM Insured	No Opt. Call	BBB–	2,328,600
4,500	5.750%, 1/15/46	1/24 at 100.00	BBB–	5,170,545

25,435	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Term Rate Sub-Series 2013B-1, 3.950%, 1/15/53	7/27 at 100.00	BBB–	25,383,367

9,550	Fresno Unified School District, Fresno County, California, General Obligation Bonds, Crossover Refunding Series 2016B, 0.000%, 8/01/43	8/26 at 54.52	Aa3	3,346,320

11,900	Fresno Unified School District, Fresno County, California, General Obligation Bonds, Series 2016B, 4.000%, 8/01/46 (UB) (6)	8/26 at 100.00	Aa3	12,385,282

5,340	Garvey School District, Los Angeles County, California, General Obligation Bonds, Series 2017A, 4.000%, 8/01/46 – BAM Insured (UB) (6)	8/27 at 100.00	A+	5,587,616

150,695	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B3	151,748,358

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
37,765	5.000%, 6/01/33	11/17 at 100.00	B3	37,723,458
127,900	5.750%, 6/01/47	12/17 at 100.00	B3	127,900,000
139,275	5.125%, 6/01/47	11/17 at 100.00	B–	139,074,444

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2015A:
34,235	5.000%, 6/01/40 (UB) (6)	6/25 at 100.00	A+	39,172,372
6,000	5.000%, 6/01/45 (UB) (6)	6/25 at 100.00	A+	6,816,720

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038:
925	14.661%, 6/01/34 (IF) (6)	6/25 at 100.00	A+	1,519,368
2,485	14.657%, 6/01/40 (IF) (6)	6/25 at 100.00	A+	3,918,050
690	14.646%, 6/01/40 (IF) (6)	6/25 at 100.00	A+	1,087,564
34,335	14.661%, 6/01/45 (IF) (6)	6/25 at 100.00	A+	53,028,347

586,905	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, First Subordinate Series 2007B-1, 0.000%, 6/01/47	11/17 at 100.00	CCC+	76,086,364

1,535	Gonzales Redevelopment Agency, Monterey County, California, Tax Allocation Bonds, Gonzalez Redevelopment Project, Refunding Series 2011, 8.000%, 12/01/44 (Pre-refunded 12/01/21)	12/21 at 100.00	Aaa	1,951,660

1,875	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 2017-XF2453, 19.814%, 7/15/40 (Pre-refunded 7/15/21) (IF) (6)	7/21 at 100.00	Aaa	3,277,125

820	Hawthorne, California, Special Tax Bonds, Community Facilities District 2006-1, South Bay, Series 2006, 4.600%, 9/01/21	9/18 at 100.00	N/R	840,803

18,770	Hayward Area Recreation and Park District, California, General Obligation Bonds, Series 2017A, 4.000%, 8/01/46 (UB) (6)	8/27 at 100.00	AA+	19,752,610

	Hayward Unified School District, Alameda County, California, General Obligation Bonds, Election 2014, Series 2017:
12,580	4.000%, 8/01/39 – AGM Insured (UB) (6)	8/26 at 100.00	A+	13,259,823
44,380	4.000%, 8/01/42 – AGM Insured (UB) (6)	8/26 at 100.00	A+	46,465,860

38	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A:
$3,250	5.500%, 9/01/22 – SYNCORA GTY Insured	12/17 at 100.00	N/R	$3,259,880
1,000	5.500%, 9/01/27 – SYNCORA GTY Insured	12/17 at 100.00	N/R	1,002,510
1,050	5.000%, 9/01/31 – SYNCORA GTY Insured	12/17 at 100.00	N/R	1,051,701
4,245	5.000%, 9/01/37 – SYNCORA GTY Insured	12/17 at 100.00	N/R	4,250,349

510	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.250%, 8/15/28	8/18 at 100.00	BBB–	528,105

263,100	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007C-2, 0.000%, 6/01/47	11/17 at 100.00	N/R	31,424,664

	Irvine Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 09-1, Series 2017B:
1,000	5.000%, 9/01/47	9/27 at 100.00	N/R	1,130,890
1,000	5.000%, 9/01/51	9/27 at 100.00	N/R	1,123,000

1,000	Irvine Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 09-1, Series 2017C, 5.000%, 9/01/42	9/27 at 100.00	N/R	1,135,870

1,000	Irvine Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 09-1, Series 2017D, 5.000%, 9/01/49	9/27 at 100.00	N/R	1,125,950

1,000	Irvine, California, Special Tax Bonds, Community Facilities District 2004-1 Central Park, Series 2015A, 5.000%, 9/01/45	9/25 at 100.00	N/R	1,100,070

2,750	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 1, Refunding Series 2014, 5.000%, 9/01/49	9/24 at 100.00	N/R	2,989,717

3,900	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 4, Series 2016, 4.000%, 9/01/49	9/23 at 103.00	N/R	4,015,908

	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 33 Eastvale Area, Series 2014:
3,260	5.000%, 9/01/43	9/24 at 100.00	N/R	3,546,391
3,140	5.000%, 9/01/43	9/24 at 100.00	N/R	3,415,849

	Jurupa Unified School District, California, Special Tax Bonds, Community Facilities District 9, Series 2015A:
1,265	5.000%, 9/01/35	9/25 at 100.00	N/R	1,414,118
1,940	5.000%, 9/01/40	9/25 at 100.00	N/R	2,140,227

11,510	Jurupa Unified School District, Riverside County, California, General Obligation Bonds, Series 2017B, 4.000%, 8/01/41 (UB) (6)	8/27 at 100.00	Aa3	12,152,028

4,590	King Community Development Agency, California, Tax Allocation Bonds, King City Redevelopment Project, Series 2011, 7.250%, 8/01/34 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (7)	5,443,648

1,100	La Verne, California, Certificates of Participation, Brethren Hillcrest Homes, Series 2014, 5.000%, 5/15/36	5/22 at 101.00	BBB–	1,160,885

260	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/40	9/24 at 100.00	N/R	284,508

	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Refunding Series 2015:
1,000	5.000%, 9/01/35	9/25 at 100.00	N/R	1,117,880
4,400	5.000%, 9/01/40	9/25 at 100.00	N/R	4,854,124

1,180	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Villages at Wasson Canyon, Series 2012A, 5.250%, 9/01/38	9/22 at 100.00	N/R	1,269,090

NUVEEN	39

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$5,315	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2010, 0.000%, 8/01/45 – AGM Insured (5)	No Opt. Call	A1	$3,790,020

	Lammersville Joint Unified School District, California, Special Tax Bonds, Community Facilities District 2007-1 Mountain House – Shea Homes Improvement Area 1, Series 2013:
1,500	6.000%, 9/01/38	9/23 at 100.00	N/R	1,770,105
1,000	6.000%, 9/01/43	9/23 at 100.00	N/R	1,177,070

	Lammersville Joint Unified School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District 2014-1 Improvement Area 1 Mountain House School Facilities, Series 2017:
2,750	5.000%, 9/01/42	9/27 at 100.00	N/R	3,068,752
2,500	5.000%, 9/01/47	9/27 at 100.00	N/R	2,756,425

1,000	Lammersville School District, California, Special Tax Refunding Bonds, Community Facilities District 2002 Mountain House, Series 2012, 5.250%, 9/01/29	9/22 at 100.00	N/R	1,054,860

	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009:
2,000	6.875%, 8/01/34 (Pre-refunded 8/01/19)	8/19 at 100.00	BBB (7)	2,213,920
1,400	6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (7)	1,549,744
1,045	6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	BBB (7)	1,156,773

3,170	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015, 5.000%, 9/02/40	9/25 at 100.00	N/R	3,221,703

810	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B, 5.375%, 9/01/35	9/23 at 100.00	N/R	899,878

1,825	Lincoln, California, Special Tax Bonds, Community Facilities District 2005-1 Sorrento Project, Series 2014A, 5.000%, 9/01/43	9/24 at 100.00	N/R	1,956,382

6,000	Livermore Valley Joint Unified School District, Alameda County, California, General Obligation Bonds, Series 2016, 4.000%, 8/01/41 (UB) (6)	8/26 at 100.00	Aa3	6,277,320

	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2017A:
6,380	4.000%, 8/01/39 (UB) (6)	8/26 at 100.00	Aa2	6,734,792
10,450	4.000%, 8/01/40 (UB) (6)	8/26 at 100.00	Aa2	10,998,312
13,045	4.000%, 8/01/41 (UB) (6)	8/26 at 100.00	Aa2	13,739,646
14,760	4.000%, 8/01/42 (UB) (6)	8/26 at 100.00	Aa2	15,545,970
32,355	4.000%, 8/01/45 (UB) (6)	8/26 at 100.00	Aa2	33,951,396

10,255	Long Beach Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2017E, 4.000%, 8/01/44 (UB) (6)	8/26 at 100.00	Aa2	10,768,981

1,765	Los Alamitos Unified School District, Orange County, California, Certificates of Participation, Series 2012, 0.000%, 8/01/42 (5)	8/29 at 100.00	AA–	1,576,127

6,130	Los Angeles County, California, Multifamily Housing Revenue Bonds, HDR Preservation Apartment Project, Series 2007C, 6.250%, 7/01/42	7/22 at 100.00	N/R	6,358,342

1,875	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 2016-XL0005, 15.251%, 5/15/35 (IF) (6)	5/20 at 100.00	Aa3	2,592,150

5,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2015E, 5.000%, 7/01/44 (UB) (6)	7/24 at 100.00	AA–	5,765,650

7,565	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2017A, 5.000%, 7/01/42 (UB) (6)	1/27 at 100.00	AA–	8,879,721

40	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Tender Option Bond Trust 2015-XF2047:
$1,150	15.120%, 7/01/38 (IF) (6)	7/22 at 100.00	AA–	$1,808,996
1,715	15.145%, 7/01/43 (IF) (6)	1/24 at 100.00	AA–	2,700,782

16,145	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2017A, 4.000%, 7/01/47 (UB) (6)	1/27 at 100.00	AA	17,078,988

2,420	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Tender Option Bond Trust 2015-XF2053, 18.394%, 7/01/44 (IF) (6)	7/24 at 100.00	Aa2	4,345,739

2,500	Los Angeles, California, Wastewater System Revenue Bonds, Tender Option Bond Trust 2017-XF2455, 17.629%, 6/01/34 (Pre-refunded 6/01/19) (IF) (6)	6/19 at 100.00	AA+ (7)	3,297,200

8,000	Lucia Mar Unified School District, San Luis Obispo County, California, General Obligation Bonds, Series 2017A, 4.000%, 8/01/46 (UB) (6)	8/27 at 100.00	Aa2	8,343,760

1,000	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	1,210,560

8,000	Madera Unified School District, Madera County, California, General Obligation Bonds, Series 2017, 4.000%, 8/01/46 (UB)	8/27 at 100.00	Aa3	8,384,560

	March Joint Powers Redevelopment Agency, California, Tax Allocation Revenue Bonds, March Air Force Base Redevelopment Project, Series 2011A:
1,185	7.000%, 8/01/26 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (7)	1,445,818
2,650	7.250%, 8/01/31 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (7)	3,258,095
10,010	7.500%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (7)	12,400,788

3,950	March Joint Powers Redevelopment Agency, California, Tax Allocation Revenue Bonds, March Air Force Base Redevelopment Project, Series 2011B, 7.500%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	N/R (7)	4,893,418

36,485	Marin Healthcare District, Marin County, California, General Obligation Bonds, 2013 Election, Series 2017A, 4.000%, 8/01/47 (UB) (6)	8/27 at 100.00	Aa2	38,426,367

7,895	Marin Public Financing Authority, California, Revenue Bonds, Sausalito Marin City Sanitary District, Series 2017, 4.000%, 4/01/42 (UB) (6)	4/27 at 100.00	AA–	8,322,988

	Marysville, California, Revenue Bonds, Fremont-Rideout Health Group, Series 2011:
890	5.125%, 1/01/33	1/21 at 100.00	B1	892,038
1,190	5.250%, 1/01/42	1/21 at 100.00	B1	1,192,725

	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2011-1, Improvement Area 1, Series 2015:
2,240	5.000%, 9/01/39	9/24 at 100.00	N/R	2,449,238
2,950	5.000%, 9/01/44	9/24 at 100.00	N/R	3,205,381

1,750	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2011-1, Improvement Area 2, Series 2013, 6.000%, 9/01/43	9/23 at 100.00	N/R	1,819,772

1,500	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Gateways Redevelopment Project, Series 2009A, 6.250%, 9/01/29 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R (7)	1,650,750

	Merced, California, Community Facilities District 2005-1, Improvement Area 1 Special Tax Bonds, Bellevue Ranch West, Series 2006:
1,270	5.250%, 9/01/26	3/18 at 100.00	N/R	1,270,571
2,195	5.300%, 9/01/36	3/18 at 100.00	N/R	2,196,032

	Monrovia Redevelopment Agency, California, Central Project Area 1 Housing Tax Allocation Bonds, Series 2011:
1,540	6.500%, 5/01/26 (Pre-refunded 5/01/21)	5/21 at 100.00	A+ (7)	1,832,446
1,075	6.900%, 5/01/36 (Pre-refunded 5/01/21)	5/21 at 100.00	A+ (7)	1,293,558

NUVEEN	41

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$12,155	Montebello Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2016A, 4.000%, 8/01/46 (UB) (6)	8/26 at 100.00	A1	$12,631,962

1,100	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Refunding Junior Lien Series 2014B, 5.125%, 9/01/38	9/24 at 100.00	N/R	1,214,224

615	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006, 5.200%, 9/01/36	3/18 at 100.00	N/R	619,840

220	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2005-2, Series 2006, 5.000%, 9/01/26	3/18 at 100.00	N/R	222,284

1,000	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2005-3, Series 2007, 5.000%, 9/01/37	3/18 at 100.00	N/R	1,006,590

	Moreno Valley, California, Special Tax Bonds, Community Facilities District 5, Series 2007:
1,010	5.000%, 9/01/27	3/18 at 100.00	N/R	1,019,252
1,325	5.000%, 9/01/37	3/18 at 100.00	N/R	1,333,732

2,000	Murrieta Public Finance Authority, California, Special Tax Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/31	9/22 at 100.00	BBB–	2,198,060

580	Murrieta, California, Special Tax Bonds, Community Facilities District 2005-5 Golden City Improvement Area A, Series 2017, 5.000%, 9/01/42	9/27 at 100.00	N/R	637,739

2,355	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A	2,841,449

3,390	Newman-Crows Landing Unified School District, Stanislaus County, California, General Obligation Bonds, 2008 Election, Series 2010B, 0.000%, 8/01/49 – AGM Insured	No Opt. Call	A1	2,340,286

	Ontario, California, Special Tax Bonds, Community Facilities District 24 Park Place Facilities Phase I, Series 2016:
1,365	5.000%, 9/01/41	9/26 at 100.00	N/R	1,515,191
2,000	5.000%, 9/01/46	9/26 at 100.00	N/R	2,203,980

1,250	Orange County, California, Special Tax Bonds, Community Facilities District 2016-1 Esencia Village, Series 2016A, 5.000%, 8/15/41	8/26 at 100.00	N/R	1,390,337

2,305	Orland Joint Unified School District, Glenn and Tehama Counties, California, General Obligation Bonds, 2008 Election, Series 2012B, 0.000%, 8/01/51 – AGM Insured	8/37 at 100.00	AA	1,358,567

2,485	Palm Desert, California, Limited Obligation Improvement Bonds, Section 29 Assessment District 2004-02, Series 2007, 5.100%, 9/02/37	3/18 at 100.00	N/R	2,499,910

	Palm Desert, California, Special Tax Bonds, Community Facilities District 2005-1 University Park, Series 2006:
1,700	5.250%, 9/01/26	3/18 at 100.00	N/R	1,718,360
3,780	5.450%, 9/01/32	3/18 at 100.00	N/R	3,816,477
4,480	5.500%, 9/01/36	3/18 at 100.00	N/R	4,520,096

	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010:
915	7.000%, 4/01/25	12/17 at 100.00	CCC+	879,187
1,605	7.500%, 4/01/35	12/17 at 100.00	CCC+	1,530,656

	Palmdale Community Redevelopment Agency, California, Tax Allocation Bonds, Merged Redevelopment Project Areas, Series 2002:
1,230	0.000%, 12/01/31 – AMBAC Insured	No Opt. Call	A	710,509
1,225	0.000%, 12/01/32 – AMBAC Insured	No Opt. Call	A	673,689

8,910	Palmdale School District, Los Angeles County, California, General Obligation Bonds, Series 2017A, 4.000%, 8/01/46 (UB) (6)	8/27 at 100.00	Aa3	9,338,304

42	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,855	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.400%, 9/01/35	3/18 at 100.00	N/R	$2,879,838

8,000	Palomar Community College District, San Diego County, California, General Obligation Bonds, Series 2017, 4.000%, 8/01/45 (UB) (6)	8/27 at 100.00	AA	8,384,560

5,265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R (7)	5,896,221

17,360	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Ba1	18,787,860

6,265	Palomar Pomerado Health System, California, Revenue Bonds, Refunding Series 2016, 5.000%, 11/01/39	11/26 at 100.00	Ba1	6,919,129

3,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured (5)	8/29 at 100.00	BB+	3,667,860

3,020	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities District 2001-1, Subordinate Lien Series 2013B , 5.875%, 9/01/39	9/23 at 100.00	N/R	3,318,074

16,460	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A, 5.750%, 9/01/39	9/23 at 100.00	N/R	17,959,012

5,340	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2006-2, Monument Park Estates, Series 2015B, 5.000%, 9/01/45	9/25 at 100.00	N/R	5,797,478

285	Perris Public Financing Authority, California, Tax Allocation Revenue Bonds, Housing Loan Series 2010A, 6.125%, 10/01/40	10/20 at 100.00	A	323,370

	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, May Farms Improvement Area 4, Series 2005A:
1,215	5.100%, 9/01/30 (Pre-refunded 10/30/17)	10/17 at 100.00	N/R (7)	1,219,495
2,330	5.150%, 9/01/35 (Pre-refunded 10/30/17)	10/17 at 100.00	N/R (7)	2,338,714

3,900	Pico Rivera Water Authority, California, Revenue Bonds, Refunding Water System Project, Series 1999A, 5.500%, 5/01/29 – NPFG Insured	No Opt. Call	A3	4,651,179

17,000	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (7)	17,884,000

2,500	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/28 – AMBAC Insured	No Opt. Call	A	1,762,550

	Pittsburg Unified School District, Contra Costa County, California, Series 2016:
5,000	4.000%, 8/01/40 (UB) (6)	8/26 at 100.00	Aa3	5,238,900
11,000	4.000%, 8/01/44 (UB) (6)	8/26 at 100.00	Aa3	11,474,210

1,455	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007AX, 5.000%, 2/01/41	12/17 at 100.00	BBB–	1,456,091

1,285	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007, 5.125%, 2/01/33	12/17 at 100.00	BBB–	1,286,259

	Pomona Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2017A:
12,635	4.000%, 8/01/42 – BAM Insured (UB)	8/26 at 100.00	A	13,228,845
9,485	4.000%, 8/01/46 – BAM Insured (UB)	8/26 at 100.00	A	9,886,500

1,200	Poway Unified School District Public Financing Authority, California, Special Tax Revenue Refunding Bonds, Series 2015B, 4.000%, 9/01/36 – BAM Insured	9/25 at 100.00	AA	1,264,968

1,250	Rancho Cardova, California, Special Tax Bonds, Community Facilities District 2005-1 Sunridge North Douglas Series 2015, 5.000%, 9/01/45	9/25 at 100.00	N/R	1,372,362

NUVEEN	43

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$4,405	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Junior Lien Series 2014, 5.650%, 10/01/38	12/17 at 100.00	N/R	$4,412,533

4,725	River Delta Unified School District, School Facilities Improvement District 2, Sacramento and Solano Counties, California, General Obligation Bonds, Election 2004 Series 2008, 0.000%, 4/01/48 – AGM Insured	No Opt. Call	AA	1,406,254

31,284	River Rock Entertainment Authority, California, Revenue Bonds, Senior Notes Series 2011B, 8.000%, 11/01/18 (4)	12/17 at 100.00	N/R	6,187,975

1,250	Riverside County Asset Leasing Corporation, California, Lease Revenue Bonds, Capital Project, Tender Option Bond Trust 2015-XF1020, 15.645%, 11/01/45 (Alternative Minimum Tax) (IF) (6)	11/25 at 100.00	A+	2,166,800

3,030	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Desert Communities & Interstate 215 Corridor Projects, Series 2017A, 4.000%, 10/01/40 – BAM Insured (UB) (6)	10/27 at 100.00	A	3,201,528

6,250	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Housing Bonds, Series 2017A, 4.000%, 10/01/39 – BAM Insured (UB) (6)	10/27 at 100.00	A	6,620,250

1,500	Riverside County Redevelopment Agency, California, Desert Communities Redevelopment Project Area Tax Allocation Bonds, Series 2010D, 6.000%, 10/01/30 (Pre-refunded 10/01/20)	10/20 at 100.00	A (7)	1,722,000

	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Interstate 215 Corridor Redevelopment Project Area, 2nd Lien Series 2011E:
7,100	0.000%, 12/01/41	No Opt. Call	BBB+	2,331,711
7,075	0.000%, 12/01/42	No Opt. Call	BBB+	2,207,966
7,050	0.000%, 12/01/43	No Opt. Call	BBB+	2,089,972
5,600	0.000%, 12/01/44	No Opt. Call	BBB+	1,576,400

1,000	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2011A, 7.125%, 10/01/42	10/21 at 100.00	A3	1,219,410

1,410	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013, 5.000%, 9/01/42	9/22 at 100.00	N/R	1,502,425

	Rocklin Unified School District, Placer County, California, Special Tax Bonds, Community Facilities District 2, Series 2007:
550	0.000%, 9/01/36 – NPFG Insured	No Opt. Call	A3	262,377
660	0.000%, 9/01/37 – NPFG Insured	No Opt. Call	A3	299,831

3,240	Rocklin, Placer County, California, Special Tax Bonds, Community Facilities District 10 Whitney Ranch, Series 2015, 5.000%, 9/01/39	9/25 at 100.00	N/R	3,580,718

885	Roseville, California, Special Tax Bonds, Community Facilities District 1 Diamond Creek, Series 2007, 5.000%, 9/01/37	3/18 at 100.00	N/R	890,363

	Roseville, California, Special Tax Bonds, Community Facilities District 1 Fiddyment Ranch, Refunding Series 2017:
1,000	5.000%, 9/01/31	9/27 at 100.00	N/R	1,165,220
1,000	5.000%, 9/01/32	9/27 at 100.00	N/R	1,155,950

	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Pakard Campus Oaks, Series 2016:
1,130	5.000%, 9/01/31	9/26 at 100.00	N/R	1,270,888
1,000	5.000%, 9/01/36	9/26 at 100.00	N/R	1,064,600
1,735	5.500%, 9/01/46	9/26 at 100.00	N/R	1,920,385

	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westbrook, Series 2014:
1,880	5.000%, 9/01/39	9/24 at 100.00	N/R	2,035,551
1,395	5.000%, 9/01/44	9/24 at 100.00	N/R	1,501,578

44	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$3,450	Roseville, California, Special Tax Bonds, Community Facilities District 5 Fiddyment Ranch Public Facilities, Series 2017, 5.000%, 9/01/47	9/27 at 100.00	N/R	$3,691,638

	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 2016-XG0100:
2,500	15.555%, 12/01/30 – AMBAC Insured (IF) (6)	No Opt. Call	A+	4,928,300
3,000	15.555%, 12/01/30 – AMBAC Insured (IF) (6)	No Opt. Call	A+	5,913,960
6,580	15.657%, 12/01/33 – AMBAC Insured (IF) (6)	No Opt. Call	A+	13,849,847

1,790	Sacramento City Financing Authority, California, Master Lease Program Facilities Revenue Bonds, Tender Option Bond Trust 2016-XG0067, 15.584%, 12/01/30 – AMBAC Insured (IF) (6)	No Opt. Call	A+	3,525,011

3,400	Sacramento County, California, Special Tax Bonds, Community Facilities District 2014-2 North Vineyard Station 2, Series 2016, 5.000%, 9/01/41	9/26 at 100.00	N/R	3,783,248

5,765	Sacramento, California, Special Tax Bonds, Community Facilities District 05-1 College Square, Series 2007, 5.900%, 9/01/37	3/18 at 100.00	N/R	5,826,224

2,560	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.500%, 6/01/37 – NPFG Insured	No Opt. Call	A3	2,704,691

1,000	San Bernardino County, California, Special Tax Bonds, Community Facilities District 2006-1 Lytle Creek North Improvement Area 1, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	1,103,210

	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
4,000	8.000%, 12/01/31	12/21 at 100.00	Ba2	4,822,200
16,730	7.500%, 12/01/41	12/21 at 100.00	Ba2	19,546,328

2,935	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 2015-XF0098, 17.034%, 8/01/39 (Pre-refunded 8/01/19) (IF)	8/19 at 100.00	AA– (7)	3,900,322

15,000	San Diego Unified School District, San Diego County, California, General Obligation Bonds, Series 2013C, 4.000%, 7/01/42 (UB)	7/23 at 100.00	AA–	15,521,850

1,290	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Tender Option Bond Trust 2015-XF1032, 14.655%, 5/01/44 (IF) (6)	5/24 at 100.00	A+	2,015,238

4,285	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Tender Option Bond Trust 2015-XF1033, 14.644%, 5/01/44 (Alternative Minimum Tax) (IF) (6)	5/24 at 100.00	A+	6,285,881

5,000	San Francisco City and County Redevelopment Agency Successor Agency, California, Special Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements, Refunding Series 2014, 5.000%, 8/01/44	8/24 at 100.00	N/R	5,428,400

1,250	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A, 5.000%, 8/01/43	8/24 at 100.00	A–	1,433,437

	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D:
2,750	0.000%, 8/01/26	8/21 at 79.08	N/R	1,777,820
8,905	0.000%, 8/01/31	8/21 at 61.78	N/R	4,383,664
16,120	0.000%, 8/01/43	8/21 at 33.74	N/R	3,991,634

	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2005B:
1,375	0.000%, 8/01/30	2/18 at 48.168	N/R	654,472
3,020	0.000%, 8/01/34	2/18 at 37.823	N/R	1,127,547

	San Jacinto Unified School District Financing Authority, Riverside County, California, Special Tax Bonds, Refunding Series 2017:
250	5.000%, 9/01/35	9/24 at 103.00	N/R	279,207
570	5.000%, 9/01/43	9/24 at 103.00	N/R	628,510

NUVEEN	45

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B:
$11,500	5.250%, 1/15/44	1/25 at 100.00	BBB–	$12,606,645
16,000	5.250%, 1/15/49	1/25 at 100.00	BBB–	17,388,480

1,460	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/44	1/25 at 100.00	BBB	1,613,388

198	San Luis Obispo County Financing Authority, California, Revenue Bonds, Nacimiento Water Project, Tender Option Bond Trust 2015-XF2185, 15.325%, 9/01/38 – BHAC Insured (IF) (6)	12/17 at 100.00	A+	200,678

13,385	Sanger Unified School District, Fresno County, California, General Obligation Bonds, Series 2017A, 4.000%, 8/01/45 – BAM Insured (UB) (6)	8/27 at 100.00	A+	14,017,040

5,350	Santa Ana Unified School District (1999 Financing Project) Certificates of Participation (Orange County, California), 0.000%, 4/01/32 – AGM Insured	No Opt. Call	A2	3,285,381

7,815	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39 (Alternative Minimum Tax)	12/17 at 100.00	N/R	7,823,440

7,055	Santa Monica Public Financing Authority, California, Lease Revenue Bonds, City Services Building Project, Green Series, Series 2017, 4.000%, 7/01/47 (UB) (6)	7/27 at 100.00	AA+	7,451,703

3,250	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	A (7)	3,879,200

	Saugus-Castaic School Facilities Financing Authority, California, Community Facilities District 2006-1C, Special Tax Bonds, Series 2013:
1,370	5.875%, 9/01/33	9/23 at 100.00	N/R	1,567,431
3,440	6.000%, 9/01/43	9/23 at 100.00	N/R	3,894,974

	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A:
22,000	0.000%, 6/01/36	11/17 at 100.00	N/R	7,703,080
7,500	0.000%, 6/01/47	11/17 at 100.00	N/R	1,103,175

11,435	Solano Community College District, Solano and Yolo Counties, California, General Obligation Bonds, Series 2017C, 4.000%, 8/01/46 (UB) (6)	8/27 at 100.00	Aa3	11,926,362

5,000	Sonoma Valley Unified School District, Sonoma County, California, General Obligation Bonds, Series 2017, 4.000%, 8/01/47 (UB) (6)	8/26 at 100.00	AA–	5,278,050

1,400	Southwestern Community College District, San Diego County, California, General Obligation Bonds, Election of 2008, Series 2011C, 0.000%, 8/01/41	No Opt. Call	AA–	587,566

7,500	Stockton, California, Special Tax Bonds, Arch Road Community Facilities District 99-02, Refunding Series 2007, 5.875%, 9/01/37	9/19 at 100.00	N/R	7,725,375

3,500	Sulphur Springs Union School District, California, Special Tax Bonds, Community Facilities District 2002-1, Series 2014A, 5.000%, 9/01/39	3/24 at 100.00	BBB+	3,839,605

4,665	Sweetwater Union High School District, California, General Obligation Bonds, Series 2016, 4.000%, 8/01/42 (UB) (6)	2/26 at 100.00	A+	4,880,383

6,000	Tejon Ranch Public Facilities Financing Authority, California, Special Tax Bonds, Community Facilities District 2008-1 Tejon Industrial Complex East 2012B, 5.250%, 9/01/42	3/23 at 100.00	N/R	6,506,100

	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017:
4,905	5.500%, 9/01/27	No Opt. Call	N/R	5,175,903
3,655	5.750%, 9/01/32	9/27 at 100.00	N/R	3,811,946
4,940	6.125%, 9/01/37	9/27 at 100.00	N/R	5,164,424
13,245	6.250%, 9/01/47	9/27 at 100.00	N/R	13,778,376

46	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$6,950	The Regents of the University of California, Medical Center Pooled Revenue Bonds, Tender Option Bond Trust 2016-XL0023, 16.375%, 5/15/38 (IF) (6)	5/23 at 100.00	AA–	$11,622,902

	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
15,195	5.375%, 6/01/38	11/17 at 100.00	B–	15,193,936
25,315	5.500%, 6/01/45	11/17 at 100.00	B–	25,312,975

	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A:
11,300	5.000%, 6/01/37	11/17 at 100.00	B2	11,296,610
47,950	5.125%, 6/01/46	11/17 at 100.00	B2	47,947,123

	Tulare Local Health Care District, California, Revenue Bonds, Series 2007:
835	5.100%, 11/01/27	11/17 at 100.00	CC	814,843
2,785	5.200%, 11/01/32	11/17 at 100.00	CC	2,647,337

1,210	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39 (Pre-refunded 3/01/21)	3/21 at 100.00	A– (7)	1,468,940

700	Tustin, California, Special Tax Bonds, Community Facilities District 14-1 Tustin Legacy/Standard Pacific, Refunding Series 2015A, 5.000%, 9/01/40	9/25 at 100.00	N/R	772,247

	Twenty-nine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A:
760	7.400%, 9/01/32	9/21 at 100.00	BBB+	911,932
4,110	7.650%, 9/01/42	9/21 at 100.00	BBB+	4,970,141

10,615	Twin Rivers Unified School District, Sacramento and Placer Counties, California, General Obligation Bonds, Series 2016, 4.000%, 8/01/43 – AGM Insured (UB) (6)	8/26 at 100.00	A+	11,097,346

10,185	Union Elementary School District, Santa Clara County, California, General Obligation Bonds, Series 2017C, 4.000%, 9/01/46 (UB) (6)	9/27 at 100.00	AA+	10,625,909

5,500	University of California, General Revenue Bonds, Limited Project, Series 2016K, 4.000%, 5/15/46 (UB) (6)	5/26 at 100.00	AA–	5,757,400

1,565	University of California, General Revenue Bonds, Limited Project, Tender Option Bond Trust 2015-2194, 15.032%, 5/15/37 (IF) (6)	5/22 at 100.00	AA–	2,421,618

2,500	University of California, General Revenue Bonds, Tender Option Bond Trust 2016-XG0061, 15.251%, 5/15/36 (IF) (6)	5/23 at 100.00	AA	4,083,300

2,625	University of California, General Revenue Bonds, Tender Option Bond Trust 2016-XL0001, 15.350%, 5/15/38 (IF) (6)	5/23 at 100.00	AA	4,251,135

2,000	Val Verde Unified School District Financing Authority, California, Special Tax Revenue Bonds, Series 2015, 5.000%, 9/01/37	3/25 at 100.00	N/R	2,213,360

3,523	Ventura County Area Housing Authority, California, Mira Vista Senior Apartments Project, Junior Subordinate Series 2006C, 6.500%, 12/01/39 (Alternative Minimum Tax)	1/18 at 100.00	N/R	3,324,902

6,500	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2013B, 0.000%, 8/01/35 – AGM Insured	No Opt. Call	A2	3,385,655

1,300	Washington Township Health Care District, California, Revenue Bonds, Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	Baa1	1,431,664

600	West Hollywood Community Development Commission, California, Tax Allocation Revenue Bonds, East Side Redevelopment Project Series 2011A, 7.500%, 9/01/42	9/21 at 100.00	A–	737,736

3,630	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.500%, 9/01/31	9/22 at 102.00	N/R	4,097,871

NUVEEN	47

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,800	West Sacramento, California, Special Tax Bonds, Community Facilities District 14 Newport Estates, Refunding & capital Projects, Series 2014, 4.375%, 9/01/36	9/24 at 100.00	N/R	$1,870,020

	West Sacramento, California, Special Tax Bonds, Community Facilities District 27 Bridge District, Series 2017:
3,315	5.000%, 9/01/42	9/27 at 100.00	N/R	3,562,630
7,155	5.000%, 9/01/47	9/27 at 100.00	N/R	7,656,136

14,835	Western Placer Unified School District, Placer County, California, Certificates of Participation, Series 2017, 4.000%, 8/01/49 (WI/DD, Settling 10/05/17) – AGM Insured (UB) (6)	8/27 at 100.00	A	15,540,701

3,885	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A, 5.875%, 11/01/41	11/21 at 100.00	A	4,504,075

7,270	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1 Edgewater, Series 2005, 5.125%, 9/01/35	3/18 at 100.00	N/R	7,288,175
4,145,735	Total California			3,509,250,129

	Colorado – 6.5%

5,671	Alpine Mountain Ranch Metropolitan District, Special Improvement District 1, Routt County, Colorado, Special Assessment Revenue Bonds, Series 2011, 9.000%, 12/01/30	12/20 at 100.00	N/R	5,957,823

	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006:
3,800	5.250%, 10/01/32 – SYNCORA GTY Insured	12/17 at 100.00	BBB–	3,807,866
13,160	5.250%, 10/01/40 – SYNCORA GTY Insured	12/17 at 100.00	BBB–	13,184,478

2,205	Arvada West Town Center Business Improvement District, Colorado, General Obligation Bonds, Refunding Series 2015, 5.450%, 12/01/39	12/25 at 100.00	N/R	2,207,558

3,000	Aspen Reserve Metropolitan District, Thornton, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Tax Series 2017A, 5.875%, 12/01/47	12/22 at 103.00	N/R	3,016,140

527	Aspen Reserve Metropolitan District, Thornton, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2017B, 8.000%, 12/15/47	12/22 at 103.00	N/R	533,266

4,405	Banning Lewis Ranch Metropolitan District No. 3 (In the City of Colorado Springs), El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2015A, 6.125%, 12/01/45	12/20 at 103.00	N/R	4,381,698

1,620	Banning Lewis Ranch Metropolitan District No. 3 (In the City of Colorado Springs), El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2015B, 7.750%, 12/15/45	12/20 at 103.00	N/R	1,625,605

	Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding Series 2016A:
2,645	5.500%, 12/01/36	12/21 at 103.00	N/R	2,759,290
3,485	5.750%, 12/01/46	12/21 at 103.00	N/R	3,644,927

2,375	Belleview Station Metropolitan District 2, Denver City and County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Refunding & Improvement Series 2017, 5.125%, 12/01/46	12/21 at 103.00	N/R	2,445,894

2,915	Big Dry Creek Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Improvement Series 2017A, 5.750%, 12/01/47	12/22 at 103.00	N/R	2,960,270

644	Big Dry Creek Metropolitan District, Adams County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	652,919

500	Blue Lake Metropolitan District No. 2 , Lochbuie, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 5.750%, 12/01/46	12/21 at 103.00	N/R	509,950

2,025	Bramming Farm Metropolitan District 1, Adams County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Capital Appreciation Series 2015, 6.000%, 12/01/44	12/24 at 100.00	N/R	2,001,955

48	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$2,000	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	$2,007,980

125	Bromley Park Metropolitan District 2, Brighton, Colorado, General Obligation Bonds, Refunding Series 2007A, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	A3	125,267

	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A:
2,140	6.000%, 12/01/37	12/22 at 103.00	N/R	2,154,188
6,270	6.125%, 12/01/47	12/22 at 103.00	N/R	6,319,408

8,425	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Subordinate Series 2017B, 8.000%, 12/15/47	12/22 at 103.00	N/R	8,485,154

3,425	Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.125%, 12/01/47	12/22 at 103.00	N/R	3,436,645

2,997	Canyons Metropolitan District 6, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Subordinate Series 2017B, 8.000%, 12/15/47	12/22 at 103.00	N/R	3,019,657

3,860	Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2015, 6.250%, 12/01/44	12/20 at 103.00	N/R	4,110,360

1,845	Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2016, 5.500%, 12/01/45	12/20 at 103.00	N/R	1,900,239

4,010	Castle Oaks Metropolitan District, Castle Rock, Douglas County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2012, 5.500%, 12/01/22 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (7)	4,042,080

2,878	Castle Pines Commercial Metropolitan District 1, Castle Rock, Colorado, Limited Tax Supported Revenue Bonds, Series 2015, 5.000%, 12/01/39	12/19 at 100.00	N/R	2,817,389

	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017:
6,250	5.000%, 12/01/37	12/22 at 103.00	N/R	6,416,187
17,270	5.000%, 12/01/47	12/22 at 103.00	N/R	17,546,838

4,500	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 6/01/37	12/25 at 100.00	N/R	4,535,730

1,922	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds, Refunding Subordinate Lien Series 2016B, 8.000%, 6/15/37	12/21 at 103.00	N/R	1,842,929

5,860	Cimarron Metropolitan District, Arvada, Colorado, Limited Tax Revenue Bonds, Convertible to Unlimited Tax, Series 2012, 6.000%, 12/01/22	10/17 at 100.00	N/R	5,833,747

3,290	City Center West Residential Metropolitan District, Greeley, Colorado, General Obligation and Special Revenue Bonds, Limited Tax Series 2014A, 6.250%, 12/01/44	12/19 at 100.00	N/R	3,267,102

765	Clear Creek Station Metropolitan District 2, Adams County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 7.375%, 12/15/47	12/22 at 103.00	N/R	765,122

2,570	Clear Creek Station Metropolitan District 2, Adams County, Colorado, Limited Tax General Obligation Refunding & Improvement Series 2017A, 5.000%, 12/01/47	12/22 at 103.00	N/R	2,625,152

	Colliers Hill Metropolitan District 2, Erie, Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2017A:
5,115	6.250%, 12/01/37	12/22 at 103.00	N/R	5,206,047
4,380	6.500%, 12/01/47	12/22 at 103.00	N/R	4,457,176

2,600	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2010A, 6.250%, 11/01/40	11/20 at 100.00	B+	2,646,436

4,330	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools Project, Series 2010B, 7.250%, 11/01/34	11/20 at 100.00	B+	4,527,275

NUVEEN	49

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,350	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aspen Ridge School Project, Series 2015A, 5.250%, 7/01/46	7/25 at 100.00	BB	$1,384,668

938	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Carbon Valley Academy, Series 2006, 5.625%, 12/01/36	12/17 at 101.00	N/R	782,661

1,750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	BB	1,777,125

5,660	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Eagle Ridge Academy Project, Refunding & Improvement Series 2016, 5.000%, 11/01/36	11/21 at 100.00	BB+	5,781,350

4,360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 7.000%, 8/01/38 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (7)	4,577,346

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 - Compass Montessori Secondary School, Series 2006:
1,790	5.500%, 2/15/26	2/18 at 100.00	N/R	1,795,567
2,370	5.625%, 2/15/36	2/18 at 100.00	N/R	2,375,641

985	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014B, 5.625%, 1/15/44	1/24 at 100.00	BBB–	1,070,941

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Loveland Classical Schools Project, Series 2016:
2,920	5.000%, 7/01/36	7/26 at 100.00	BB	2,989,029
3,855	5.000%, 7/01/46	7/26 at 100.00	BB	3,907,389

4,635	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Mountain Phoenix Community School, Series 2012, 7.000%, 10/01/42	10/22 at 100.00	N/R	5,036,762

2,190	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, New Vision Charter School Series 2008A, 6.750%, 4/01/40	4/18 at 100.00	N/R	2,204,476

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014:
2,025	5.125%, 7/01/34	7/24 at 100.00	BB+	2,077,245
3,150	5.375%, 7/01/44	7/24 at 100.00	BB+	3,230,545
2,700	5.500%, 7/01/49	7/24 at 100.00	BB+	2,769,525

875	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Twin Peaks Charter Academy, Series 2011B, 7.500%, 3/15/35	3/21 at 100.00	BB+	982,371

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Refunding & Improvement Series 2015:
2,745	5.000%, 12/15/35	12/25 at 100.00	BBB–	2,925,456
5,000	5.000%, 12/15/45	12/25 at 100.00	BBB–	5,253,800

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy Project, Refunding & Development Series 2016:
1,000	5.000%, 9/01/36	9/21 at 100.00	N/R	1,004,550
1,390	5.000%, 9/01/46	9/21 at 100.00	N/R	1,388,540

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Science Technology Engineering and Math School Project, Refunding Series 2014:
890	5.000%, 11/01/44	11/24 at 100.00	BB+	903,759
765	5.125%, 11/01/49	11/24 at 100.00	BB+	780,560

3,965	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006A, 5.500%, 5/01/36	5/18 at 100.00	N/R	3,975,943

1,731	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori School of Evergreen, Series 2005A, 6.500%, 12/01/35	12/17 at 100.00	N/R	1,733,268

2,630	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38 (Pre-refunded 6/01/18)	6/18 at 102.00	N/R (7)	2,771,520

12,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2013, 8.000%, 8/01/43	2/24 at 100.00	N/R	13,941,000

4,900	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (7)	5,487,755

4,085	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2016, 6.125%, 2/01/46	2/26 at 100.00	N/R	4,160,613

50	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$2,095	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	BBB+	$2,183,723

3,930	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	BBB+	4,193,153

1,790	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1001, 15.068%, 1/01/45 (IF) (6)	1/23 at 100.00	BBB+	2,268,753

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1003:
2,500	14.097%, 2/01/41 (IF) (6)	2/21 at 100.00	BBB+	2,923,500
3,450	14.097%, 2/01/41 (IF) (6)	2/21 at 100.00	BBB+	4,034,430

3,940	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1025, 15.074%, 1/01/45 (IF) (6)	1/23 at 100.00	BBB+	4,994,265

3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF2195, 15.364%, 10/01/37 (IF) (6)	11/23 at 100.00	BBB+	4,215,360

9,315	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children’s Hospital Colorado Project, Series 2016A, 5.000%, 12/01/41 (UB) (6)	6/26 at 100.00	A+	10,522,876

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012:
1,800	6.750%, 6/01/32 (4)	6/22 at 100.00	N/R	1,412,100
3,630	7.000%, 6/01/42 (4)	6/22 at 100.00	N/R	2,847,735
4,225	7.125%, 6/01/47 (4)	6/22 at 100.00	N/R	3,314,512

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	BBB	816,705

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF2048:
2,000	20.871%, 1/01/35 (IF) (6)	1/24 at 100.00	AA–	3,563,900
4,785	18.395%, 1/01/44 (IF) (6)	1/24 at 100.00	AA–	7,249,945

1,300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sunny Vista Living Center Project, Series 2015A, 6.125%, 12/01/45	12/25 at 100.00	N/R	1,368,510

	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF0054:
1,000	16.019%, 1/01/30 (IF)	1/20 at 100.00	AA–	1,313,720
1,250	16.019%, 1/01/30 (IF)	1/20 at 100.00	AA–	1,642,150
3,500	15.030%, 1/01/30 (IF)	1/20 at 100.00	AA–	4,495,120
265	15.030%, 1/01/40 (IF)	1/20 at 100.00	AA–	331,377

4,250	Colorado High Performance Transportation Enterprise, US 36 and I-25 Managed Lanes Revenue Bonds, Senior Lien Series 2014, 5.750%, 1/01/44 (Alternative Minimum Tax)	1/23 at 100.00	BBB–	4,774,577

135	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007, 5.000%, 12/01/17 (Alternative Minimum Tax) (9)	No Opt. Call	N/R	144,424

	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2017:
655	5.500%, 4/01/22 (Alternative Minimum Tax)	No Opt. Call	N/R	585,446
2,668	6.875%, 10/01/27 (Alternative Minimum Tax)	No Opt. Call	N/R	2,327,056

3,145	Colorado International Center Metropolitan District 3, Colorado, General Obligation Limited Tax Bonds, Series 2016, 5.000%, 12/01/46	12/21 at 103.00	N/R	3,050,870

2,419	Colorado Springs Urban Renewal Authority, Colorado, Subordinate Tax Increment Revenue Bonds, University Village Colorado Project, Refunding Series 2016, 6.750%, 12/15/30	12/21 at 103.00	N/R	2,301,219

	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A:
1,095	5.300%, 12/01/22 – RAAI Insured	12/17 at 100.00	AA	1,098,011
3,580	5.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	AA	3,590,812
6,830	5.600%, 12/01/34 – RAAI Insured	12/17 at 100.00	AA	6,839,972

NUVEEN	51

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$5,915	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 – RAAI Insured	12/22 at 100.00	N/R	$6,286,225

5,045	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Taxable Series 2012B, 9.500%, 12/01/27 – RAAI Insured	12/22 at 100.00	N/R	5,078,347

	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
8,410	5.400%, 12/01/27	12/17 at 100.00	N/R	8,068,722
10,965	5.450%, 12/01/34	12/17 at 100.00	N/R	10,296,245

	Conservatory Metropolitan District, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Series 2007:
100	5.000%, 12/01/22 (Pre-refunded 12/01/17) – RAAI Insured	12/17 at 100.00	A3 (7)	100,728
462	4.750%, 12/01/27 (Pre-refunded 12/01/17) – RAAI Insured	12/17 at 100.00	A3 (7)	465,165
2,740	5.125%, 12/01/37 (Pre-refunded 12/01/17) – RAAI Insured	12/17 at 100.00	A3 (7)	2,760,550
400	4.875%, 12/01/37 (Pre-refunded 12/01/17) – RAAI Insured	12/17 at 100.00	A3 (7)	402,828

4,525	Copperleaf Metropolitan District 2, Arapahoe County, Colorado, General Obligation Bonds, Refunding Limited Tax Convertible to Unlimited Tax Series 2015, 5.750%, 12/01/45	12/20 at 103.00	N/R	4,796,907

	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A:
1,910	5.125%, 12/01/37	12/22 at 103.00	N/R	1,988,100
4,600	5.250%, 12/01/47	12/22 at 103.00	N/R	4,788,738

3,945	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017B , 5.250%, 12/01/47	12/22 at 103.00	N/R	4,063,587

5,185	Cornerstone Metropolitan District 2, Montrose and Ouray Counties, Colorado, Limited Tax General Obligation Refunding Bonds, Series 2010A, 8.000%, 12/01/40 (10)	12/21 at 100.00	N/R	4,299,609

2,375	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 5.250%, 12/01/40	12/25 at 100.00	N/R	2,416,657

2,605	Cuchares Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2016A, 5.000%, 12/01/45	12/21 at 103.00	N/R	2,618,859

670	Cuchares Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2016B, 7.750%, 12/15/45	12/21 at 103.00	N/R	656,962

4,725	Cumberland Green Metropolitan District, El Paso County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2015, 5.250%, 12/01/45	12/25 at 100.00	N/R	4,743,333

3,420	Cundall Farms Metropolitan District In the City of Thornton, Colorado, Limited Tax General Obligation Bonds, Series 2014, 6.875%, 12/01/44	12/19 at 100.00	N/R	3,428,892

790	Cundall Farms Metropolitan District In the City of Thornton, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2016, 7.750%, 12/15/44	12/19 at 103.00	N/R	751,811

2,500	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien, Tender Option Bond Trust 2015-XF1036, 14.625%, 11/15/43 (IF) (6)	11/23 at 100.00	A	3,605,700

2,465	Denver Connection West Metropolitan District, City and County of Denver, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2017A, 5.375%, 8/01/47	12/22 at 103.00	N/R	2,468,032

1,270	Denver Connection West Metropolitan District, City and County of Denver, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 8.000%, 8/01/47	12/22 at 103.00	N/R	1,270,838

2,110	Denver West Promenade Metropolitan District, Lakewood, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2013, 5.375%, 12/01/42	6/23 at 100.00	N/R	2,133,358

870	Denver West Promenade Metropolitan District, Lakewood, Colorado, General Obligation Bonds, Subordinate Convertible to Senior Limited Tax Convertible to Unlimited Tax, Series 2016, 6.000%, 12/15/46	6/23 at 100.00	N/R	807,169

52	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A:
$7,500	0.000%, 9/01/39	No Opt. Call	BBB+	$3,017,025
13,000	0.000%, 9/01/40	No Opt. Call	BBB+	4,994,210
3,995	0.000%, 9/01/41	No Opt. Call	BBB+	1,461,731

1,010	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/26 – NPFG Insured	No Opt. Call	BBB+	784,164

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
37,245	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	BBB+	25,478,932
70	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	BBB+	45,780
500	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	BBB+	311,415
10,950	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	BBB+	6,495,978
500	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	BBB+	282,855

45,720	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2006A, 0.000%, 9/01/38 – NPFG Insured	9/26 at 54.77	BBB+	17,788,738

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B:
22,685	0.000%, 9/01/35 – NPFG Insured	9/26 at 63.78	BBB+	10,358,878
24,145	0.000%, 9/01/37 – NPFG Insured	9/26 at 57.65	BBB+	9,905,245
20,555	0.000%, 9/01/39 – NPFG Insured	9/26 at 52.09	BBB+	7,586,234

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
32,000	0.000%, 9/01/27 – NPFG Insured	No Opt. Call	BBB+	23,798,400
24,045	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	BBB+	17,152,260

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
3,000	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	BBB+	1,925,310
1,060	0.000%, 9/01/33 – NPFG Insured	9/20 at 48.04	BBB+	468,923

550	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015, 5.500%, 12/01/38	12/22 at 100.00	N/R	598,455

	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007:
255	5.000%, 12/01/22 (Pre-refunded 12/01/17) – RAAI Insured	12/17 at 100.00	A3 (7)	256,849
2,835	5.200%, 12/01/27 (Pre-refunded 12/01/17) – RAAI Insured	12/17 at 100.00	A3 (7)	2,856,518
18,350	5.350%, 12/01/37 (Pre-refunded 12/01/17) – RAAI Insured	12/17 at 100.00	A3 (7)	18,494,047

3,174	Elkhorn Ranch Metropolitan District 1, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.375%, 12/01/35	12/17 at 100.00	N/R	2,065,639

2,305	Erie Farm Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/45	12/21 at 103.00	N/R	2,276,510

632	Erie Farm Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016B, 7.750%, 12/15/45	12/21 at 103.00	N/R	619,493

1,620	Erie Highlands Metropolitan District No. 1 (In the Town of Erie), Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2015A, 5.750%, 12/01/45	12/20 at 103.00	N/R	1,650,472

5,004	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	5,281,572

2,445	Fitzsimons Village Metropolitan District 3, Arapahoe County, Colorado, Tax Increment/Public Improvement Fee Supported Revenue Bonds, Series 2014A, 6.000%, 3/01/44	3/20 at 100.00	N/R	2,457,836

2,225	Flatiron Meadows Metropolitan District, Boulder County, Colorado, General Obligation Limited Tax Bonds, Series 2016, 5.125%, 12/01/46	12/21 at 103.00	N/R	2,226,824

NUVEEN	53

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
$2,750	5.250%, 12/01/24	No Opt. Call	N/R	$2,875,070
12,995	5.750%, 12/01/30	12/24 at 100.00	N/R	13,577,696
28,430	6.000%, 12/01/38	12/24 at 100.00	N/R	29,413,678

2,350	Forest Trace Metropolitan District 3, Aurora City, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016A, 5.000%, 12/01/46	12/21 at 103.00	N/R	2,329,860

683	Forest Trace Metropolitan District 3, Aurora City, Arapahoe County, Colorado, General Obligation Bonds, Subordinate Limited Tax, Series 2016B, 7.250%, 12/15/46	12/21 at 103.00	N/R	645,175

750	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	799,410

	Gardens on Havana Metropolitan District 3, Arapahoe County, Colorado, Special Revenue Bonds, Refunding Series 2017A:
2,890	5.125%, 12/01/37	12/22 at 103.00	N/R	3,004,184
2,525	5.250%, 12/01/47	12/22 at 103.00	N/R	2,594,008

1,704	Gardens on Havana Metropolitan District 3, Arapahoe County, Colorado, Special Revenue Bonds, Refunding Subordinate Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	1,730,514

1,320	Glen Metropolitan District. 2, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2017, 5.000%, 12/01/47	12/22 at 103.00	N/R	1,321,663

7,521	Granby Ranch Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 6.750%, 12/01/36	12/17 at 100.00	N/R	7,522,579

2,131	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-1, 9.000%, 8/01/39 (11)	12/19 at 100.00	N/R	2,178,990

2,780	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-2, 9.000%, 8/01/39 (11)	12/19 at 100.00	N/R	2,842,606

3,990	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2010, 9.000%, 11/01/40 (11)	12/20 at 100.00	N/R	4,113,650

780	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado, General Obligation Bonds, Limited Tax Series 2016B, 7.250%, 12/15/46	12/21 at 100.00	N/R	731,453

2,530	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado, General Obligation Bonds, Series 2016A, 5.000%, 12/01/46	12/21 at 100.00	N/R	2,549,532

2,260	Green Gables Metropolitan District No. 1, Jefferson County, Colorado, General Obligation Bonds, Series 2016A, 5.300%, 12/01/46	12/21 at 103.00	N/R	2,295,233

735	Green Gables Metropolitan District No. 1, Jefferson County, Colorado, General Obligation Bonds, Series 2016B, 7.750%, 12/15/46	12/21 at 103.00	N/R	713,847

2,565	Harmony Technology Park Metropolitan District 2, Fort Collins, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2017, 5.000%, 9/01/47	12/22 at 103.00	N/R	2,580,210

750	Harvest Junction Metropolitan District, Longmont, Colorado, General Obligation Bonds, Refunding and Improvement Series 2012, 5.375%, 12/01/37	12/22 at 100.00	N/R	797,707

2,065	Hawthorn Metropolitan District 2, Jefferson County, Colorado, General Obligation Bonds, Series 2014, 6.375%, 12/01/44	12/19 at 100.00	N/R	2,070,472

955	Hawthorn Metropolitan District 2, Jefferson County, Colorado, Limited Tax Subordinate General Obligation Bonds, Series 2015, 7.750%, 12/15/44	12/19 at 103.00	N/R	947,293

16,080	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Refunding & Improvement Series 2015, 6.125%, 12/01/44	12/24 at 100.00	N/R	16,454,342

8,688	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Series 2007A, 5.500%, 12/01/37	12/17 at 100.00	N/R	8,372,626

54	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$778	High Point Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (7)	$750,918

1,960	Highlands Metropolitan District No. 2, City and County of Broomfield, Colorado, Limited Tax (Convertible to Unlimited Tax) General Obligation Bonds, Series 2016A, 5.125%, 12/01/46	12/21 at 103.00	N/R	1,874,211

1,590	Highline Crossing Metropolitan District, In the City of Aurora, Colorado, General Obligation Limited Tax Bonds, Convertible to Unlimited Series 2017A, 5.500%, 12/01/47	12/22 at 103.00	N/R	1,590,906

336	Highline Crossing Metropolitan District, In the City of Aurora, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	336,037

4,915	Highpointe Vista Metropolitan District 2, Windsor, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/46	12/21 at 103.00	N/R	4,935,250

1,025	Iliff Commons Metropolitan District 2, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2015, 6.250%, 12/01/44	12/20 at 103.00	N/R	1,030,145

780	Iliff Commons Metropolitan District 3, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2016A, 6.000%, 12/01/46	12/21 at 103.00	N/R	797,222

6,295	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2015, 5.500%, 12/01/45	12/20 at 103.00	N/R	6,303,246

	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2017:
4,152	5.625%, 12/01/34	12/20 at 103.00	N/R	4,221,920
4,515	5.750%, 12/01/47	12/20 at 103.00	N/R	4,568,277

	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A:
5,485	5.125%, 12/01/31	12/21 at 103.00	N/R	5,375,300
4,510	5.250%, 12/01/36	12/21 at 103.00	N/R	4,397,430
19,140	5.375%, 12/01/46	12/21 at 103.00	N/R	18,565,609

7,025	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Taxable Series 2016B, 9.000%, 12/01/46	12/21 at 103.00	N/R	6,826,473

3,645	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	1/18 at 100.00	N/R	3,663,954

6,210	Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding & Improvement Series 2015, 5.750%, 12/15/46	12/23 at 100.00	N/R	6,273,901

1,245	Lewis Pointe Metropolitan District, Thornton, Colorado, Limited Tax Convertible to Unlimited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/44	12/20 at 100.00	N/R	1,249,781

1,626	Lewis Pointe Metropolitan District, Thornton, Colorado, Limited Tax General Obligation Bonds, Subordinate Lien Series 2017, 7.750%, 12/15/47	12/20 at 100.00	N/R	1,643,268

1,630	Leyden Ranch Metropolitan District , In the City of Arvada, Jefferson County, Colorado, General Obligation Limited Tax, Convertible to Unlimited Tax Bonds, Series 2017A, 5.125%, 12/01/47	12/22 at 103.00	N/R	1,654,890

	Leyden Rock Metropolitan District No. 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016A:
500	4.375%, 12/01/33	12/21 at 103.00	N/R	498,080
1,770	5.000%, 12/01/45	12/21 at 103.00	N/R	1,802,975

695	Leyden Rock Metropolitan District No. 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016B, 7.250%, 12/15/45	12/21 at 103.00	N/R	692,401

3,500	Liberty Ranch Metropolitan District, Colorado, General Obligation Bonds, Refunding and Improvement Series 2017A, 5.000%, 12/01/46	12/21 at 103.00	N/R	3,586,625

2,517	Liberty Ranch Metropolitan District, Colorado, General Obligation Bonds, Subordinate Improvement Series 2017B, 8.125%, 12/15/46	12/21 at 103.00	N/R	2,571,216

2,230	Littleton Village Metropolitan District No. 2, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2015, 5.375%, 12/01/45	12/20 at 103.00	N/R	2,249,044

NUVEEN	55

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$330	Maher Ranch Metropolitan District 4, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/36 (Pre-refunded 12/01/17) – RAAI Insured	12/17 at 100.00	A3 (7)	$332,498

1,410	Marvella Metropolitan District, Centennial, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.125%, 12/01/46	12/21 at 103.00	N/R	1,352,458

674	Marvella Metropolitan District, Centennial, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2016B, 7.500%, 12/15/46	12/21 at 103.00	N/R	652,897

1,445	Midcities Metropolitan District No. 2, In the City and County of Broomfield, Colorado, Subordinate Special Revenue Refunding Bonds, Series 2016B, 7.750%, 12/15/46	12/21 at 103.00	N/R	1,368,950

1,805	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2016B, 7.500%, 12/15/46	12/21 at 103.00	N/R	1,770,416

	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016:
1,500	5.000%, 12/01/35	12/25 at 100.00	N/R	1,528,110
4,300	5.000%, 12/01/46	12/25 at 100.00	N/R	4,261,859

2,345	Mountain Shadows Metropolitan District, Weld County, Colorado, Limited Tax General Obligation Bonds, Series 2015, 5.500%, 12/01/44	12/25 at 100.00	N/R	2,331,047

2,655	Mountain’s Edge Metropolitan District, Jefferson County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016A, 5.000%, 12/01/46	12/21 at 103.00	N/R	2,512,719

561	Mountain’s Edge Metropolitan District, Jefferson County, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2016B, 7.375%, 12/15/46	12/21 at 103.00	N/R	536,047

	Murphy Creek Metropolitan District 3, Aurora, Colorado, General Obligation Bonds, Refunding & Improvement Series 2006:
5,770	6.000%, 12/01/26 (12)	12/17 at 100.00	N/R	3,877,613
10,910	6.125%, 12/01/35 (13)	12/17 at 100.00	N/R	7,331,847

2,000	North Pine Vistas Metropolitan District 2, Castle Pines, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 6.750%, 12/01/46	12/21 at 103.00	N/R	2,023,500

9,015	North Pine Vistas Metropolitan District 3, Castle Pines, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 6.375%, 12/01/46	12/21 at 103.00	N/R	9,122,459

1,203	North Pine Vistas Metropolitan District 3, Castle Pines, Douglas County, Colorado, Limited Tax General Obligation Bonds, Series 2016B, 8.250%, 12/15/46	12/21 at 103.00	N/R	1,215,788

	North Range Metropolitan District No. 2 , In the City of Commerce City, Adams County, Colorado , Limited Tax General Obligation and Special Revenue and Improvement Bonds, Refunding Series 2017A:
1,550	5.625%, 12/01/37	12/22 at 103.00	N/R	1,571,142
2,975	5.750%, 12/01/47	12/22 at 103.00	N/R	3,015,341

2,836	North Range Metropolitan District No. 2 , In the City of Commerce City, Adams County, Colorado , Limited Tax General Obligation and Special Revenue and Improvement Bonds, Refunding Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	2,870,174

915	Overlook Metropolitan District in the Town of Parker, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/46	12/21 at 103.00	N/R	872,077

940	Overlook Metropolitan District in the Town of Parker, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2016B, 7.750%, 12/15/46	12/21 at 103.00	N/R	903,791

3,500	Palisade Metropolitan District 2, Broomfield County, Colorado, General Obligation Limited Tax and Revenue Bonds, Series 2016, 5.000%, 12/01/46	12/21 at 103.00	N/R	3,554,565

	Palisade Park North Metropolitan District No. 1, City and County of Broomfield, Colorado, General Obligation Limited Tax Convertible to Unlimited Tax, Series 2016A:
2,075	5.875%, 12/01/46	12/21 at 103.00	N/R	1,996,503
530	8.000%, 12/15/46	12/21 at 103.00	N/R	513,549

1,625	Parker Automotive Metropolitan District (In the Town of Parker, Colorado), General Obligation Bonds, Refunding Series 2016, 5.000%, 12/01/45	12/26 at 100.00	N/R	1,554,426

56	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$4,180	Parker Homestead Metropolitan District, Parker, Douglas County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2016, 5.625%, 12/01/44	12/21 at 103.00	N/R	$4,394,643

	Pinon Pines Metropolitan District No. 1, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2016:
3,000	5.250%, 12/01/36	12/21 at 103.00	N/R	2,839,860
4,330	5.375%, 12/01/46	12/21 at 103.00	N/R	4,054,309

1,965	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/40	12/22 at 100.00	N/R	2,030,827

12,930	Prairie Center Metropolitan District 3, Colorado, Limited Property Tax Revenue Bonds, Series 2006A, 5.400%, 12/15/31 (Pre-refunded 10/26/17)	10/17 at 100.00	N/R (7)	12,974,221

3,100	Prairiestar Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax series 2016, 5.750%, 12/01/46	12/21 at 103.00	N/R	2,878,040

15,865	Promenade at Castle Rock Metropolitan District 1, Colorado, General Obligation Bonds, Limited Tax Series 2015A, 5.750%, 12/01/39	12/20 at 103.00	N/R	16,823,246

	Red Sky Ranch Metropolitan District, Eagle County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2015:
475	4.750%, 12/01/35	12/24 at 100.00	N/R	478,591
3,195	5.000%, 12/01/44	12/24 at 100.00	N/R	3,227,781

10,000	Regional Transportation District, Colorado, Certificates of Participation, Series 2014A, 5.000%, 6/01/44 – AGM Insured (UB) (6)	6/23 at 100.00	A	11,302,800

	Regional Transportation District, Colorado, Certificates of Participation, Tender Option Bond Trust 2015-XF1031:
2,660	14.791%, 6/01/39 (IF) (6)	6/23 at 100.00	A	4,034,156
3,190	15.781%, 6/01/44 (IF) (6)	6/23 at 100.00	A	4,787,169
3,750	14.791%, 6/01/44 (IF) (6)	6/23 at 100.00	A	5,628,300
2,745	14.785%, 6/01/44 (IF) (6)	6/23 at 100.00	A	4,119,284

4,000	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.500%, 1/15/30	7/20 at 100.00	Baa3	4,454,880

3,000	Rendezous Residential Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 5.375%, 12/01/21 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (7)	3,023,940

2,405	Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/45	12/26 at 100.00	N/R	2,221,955

660	Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General Obligation Bonds, Series 2016B, 5.125%, 12/01/45	12/26 at 100.00	N/R	610,421

1,400	Richards Farm Metropolitan District 2, Arvada, Colorado, General Obligation Limited Tax Bonds, Series 2015A, 5.750%, 12/01/45	12/20 at 103.00	N/R	1,371,384

510	Richards Farm Metropolitan District 2, Arvada, Colorado, General Obligation Limited Tax Bonds, Series 2015B, 7.750%, 12/15/45	12/20 at 103.00	N/R	508,082

1,146	River Park Metropolitan District, New Castle, Garfield County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2009, 6.990%, 6/15/39	12/17 at 100.00	N/R	1,105,856

2,345	Salisbury Heights Metropolitan District, Douglas County, Colorado, Limited Tax General Obligation Bonds, Convertible to Unlimited Tax Series 2017A, 5.500%, 12/01/47	12/22 at 103.00	N/R	2,381,816

509	Salisbury Heights Metropolitan District, Douglas County, Colorado, Limited tax General Obligation Bonds, Subordinate Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	516,050

NUVEEN	57

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,710	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46	12/21 at 103.00	N/R	$1,745,893

1,500	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Subordinate Series 2016B, 7.625%, 12/15/46	12/21 at 103.00	N/R	1,444,515

2,126	Silver Peaks Metropolitan District 2, Colorado, Limited Tax Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/17 at 100.00	N/R	1,420,296

2,895	Solaris Metropolitan District 3, Vail, Colorado, Limited Tax General Obligation Bonds, Refunding Convertible to Unlimited Tax Series 2016A, 5.000%, 12/01/46	12/21 at 103.00	N/R	3,004,286

4,369	Sorrel Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 5.750%, 12/01/36	12/17 at 100.00	N/R	4,217,658

	SouthGlenn Metropolitan District, Colorado, Special Revenue Bonds, Refunding Series 2016:
810	5.000%, 12/01/36	12/21 at 103.00	N/R	828,063
1,220	5.000%, 12/01/46	12/21 at 103.00	N/R	1,236,055

	Southlands Metropolitan District 2, Aurora, Colorado, General Obligation Bonds, Series 2010:
2,155	7.375%, 12/01/35	12/20 at 100.00	N/R	2,249,346
2,829	6.000%, 12/15/40	No Opt. Call	N/R	2,291,773

7,205	Southshore Metropolitan District 2 Aurora, Arapahoe County, Colorado, General Obligation Bonds, Convertible Capital Appreciation Series 2015, 0.000%, 12/01/42	12/20 at 103.00	N/R	7,219,626

5,202	Southshore Metropolitan District 2 Aurora, Arapahoe County, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2017, 7.750%, 12/15/42	12/20 at 103.00	N/R	5,202,312

6,175	Southwest Timnath Metropolitan District 4, Timnath, Larimer County, Colorado, Limited Tax General Obligation Bonds, Series 2017A, 5.375%, 12/01/47	12/22 at 103.00	N/R	6,182,595

1,105	Southwest Timnath Metropolitan District 4, Timnath, Larimer County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 7.750%, 12/15/47	12/22 at 103.00	N/R	1,105,773

9,340	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/38	12/19 at 103.00	N/R	9,362,883

2,625	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation Bonds, Series 2015B, 7.750%, 12/15/38	12/19 at 103.00	N/R	2,632,822

	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Senior Series 2015A:
2,695	5.500%, 12/01/35	12/20 at 103.00	N/R	2,711,574
3,500	5.750%, 12/01/45	12/20 at 103.00	N/R	3,531,290

1,045	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Subordinate Series 2015B, 7.750%, 12/15/45	12/20 at 103.00	N/R	1,037,539

6,680	Sterling Ranch Metropolitan District 2, El Paso County, Colorado, General Obligation Bonds, Limited Tax Convertible Capital Appreciation Series 2015A, 0.000%, 12/01/45 (5)	12/22 at 102.00	N/R	5,127,434

4,990	Stetson Ridge Metropolitan District 3, Colorado, Limited Tax General Obligation Bonds, Series 2012, 7.125%, 12/01/42	12/19 at 102.00	N/R	4,995,190

7,500	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited, Series 2007, 7.250%, 12/01/31 (14)	12/17 at 100.00	N/R	1,125,000

1,219	Stoneridge Metropolitan District, Colorado, General Obligation Bonds, Limited Tax Series 2007, 5.625%, 12/01/36 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (7)	1,229,008

2,490	Tabernash Meadows Water and Sanitation District, Grand County, Colorado, General Obligation Refunding Bonds, Series 2010, 7.125%, 12/01/34	12/20 at 100.00	N/R	2,636,761

1,115	Table Mountain Metropolitan District, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 5.250%, 12/01/45	12/21 at 103.00	N/R	1,143,020

58	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$1,935	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, General Obligation Refunding and Improvement Bonds, Limited Tax Convertible to Unlimited Tax, Series 2013, 5.125%, 11/01/38	12/23 at 100.00	N/R	$2,021,785

905	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.100%, 12/01/26	12/17 at 100.00	N/R	905,000

2,425	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2016A, 6.750%, 11/01/38	12/21 at 103.00	N/R	2,430,189

	Thompson Crossing Metropolitan District No. 6 in the Town of Johnstown, Larimer County, Colorado, General Obligation Limited Tax Bonds Series 2015A:
1,000	6.000%, 12/01/44	12/20 at 103.00	N/R	1,003,780
784	7.750%, 12/15/44	12/20 at 103.00	N/R	790,115

6,435	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	6,724,961

9,500	Valagua Metropolitan District, Eagle County, Colorado, General Obligation Limited Tax Bonds, Series 2008, 7.750%, 12/01/37 (15)	12/18 at 100.00	N/R	2,180,820

970	VDW Metropolitan District 2, Larimer County, Colorado, General Obligation Bonds, Refunding Limited Tax Series 2016B, 7.250%, 12/15/45	No Opt. Call	A2	952,317

1,725	Village East Metropolitan District 3, Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2017A, 5.000%, 12/01/46	12/22 at 103.00	N/R	1,724,879

245	Village East Metropolitan District 3, Weld County, Colorado, General Obligation Limited Tax Bonds, Subordinate Series 2017B, 7.750%, 12/15/46	12/22 at 103.00	N/R	244,880

245	Water Valley Metropolitan District 1, Colorado, General Obligation Bonds, Refunding Series 2016, 5.250%, 12/01/40	12/26 at 100.00	N/R	256,231

470	Water Valley Metropolitan District 2, Windsor, Colorado, General Obligation Bonds, Refunding Series 2016, 5.250%, 12/01/40	12/26 at 100.00	N/R	502,477

1,710	Waterfall Metropolitan District No. 1, In the City of Loveland, Larimer County, Colorado, Limited Tax General Obligation Refunding Bonds, Limited Tax General Obligation Refunding Convertible Capital Appreciation Bonds, Series 2016B, 6.500%, 12/01/46 (5)	12/21 at 103.00	N/R	1,749,073

525	Waterfront Metropolitan District, Loveland, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007, 4.800%, 12/01/35 – RAAI Insured	12/17 at 100.00	AA	525,404

3,265	Windshire Park Metropolitan District 2, Windsor, Weld County, Colorado, Limited Tax General Obligation Bonds, Refunding & Improvement Series 2017A, 6.500%, 12/01/47	12/27 at 103.00	N/R	3,574,261

1,635	Windshire Park Metropolitan District 2, Windsor, Weld County, Colorado, Limited Tax General Obligation Bonds, Subordinate Series 2017B, 7.750%, 12/15/47	12/27 at 103.00	N/R	1,636,864

1,291	Winter Farm Metropolitan District 1, Colorado, Property Tax Supported Revenue Bonds, Series 2011, 7.500%, 12/01/39 (Pre-refunded 12/01/18)	12/18 at 100.00	N/R (7)	1,389,077

1,245	York Street Metropolitan District, Thornton, Adams County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2017A, 6.250%, 12/01/47	12/21 at 103.00	N/R	1,268,742

473	York Street Metropolitan District, Thornton, Adams County, Colorado, General Obligation Bonds, Subordinate Limited Tax Series 2017B, 8.250%, 12/15/47	12/21 at 103.00	N/R	481,084
1,140,925	Total Colorado			1,028,989,943

	Connecticut – 0.5%

7,050	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	12/17 at 100.00	B3	6,889,401

	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A:
662	7.000%, 4/01/22	4/20 at 100.00	N/R	713,815
38,220	7.875%, 4/01/39	4/20 at 100.00	N/R	42,265,587

NUVEEN	59

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut (continued)

$158,750	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series 2013A, 0.240%, 7/01/31, (cash 4.000%, PIK 2.050%) (4)	No Opt. Call	N/R	$6,072,182

	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2003:
340	5.125%, 1/01/23	12/17 at 100.00	B	346,722
20,600	5.250%, 1/01/33	12/17 at 100.00	B	18,741,880

4,474	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2015A, 6.750%, 2/01/45	2/23 at 100.00	B	4,668,025

5,000	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (7)	5,967,900
235,096	Total Connecticut			85,665,512

	Delaware – 0.3%

25,385	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	26,408,015

1,100	Delaware Economic Development Authority, Revenue Bonds, ASPIRA of Delaware Charter Operations, Inc. Project, Series 2016A, 5.000%, 6/01/51	6/26 at 100.00	BB+	1,118,744

	Delaware Economic Development Authority, Revenue Bonds, Odyssey Charter School Inc. Project, Series 2015A:
4,890	6.750%, 9/01/35	3/25 at 100.00	N/R	5,004,035
7,500	7.000%, 9/01/45	3/25 at 100.00	N/R	7,690,950

3,000	Sussex County, Delaware, Recovery Zone Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 6.000%, 10/01/40	12/20 at 100.00	Baa3	3,223,680

1,375	Wilmington, Delaware, Multifamily Rental Housing Revenue Bonds, Lincoln Towers Associates, LLC Project, Series 2011A and Series 2011B, 8.250%, 7/15/48	7/21 at 100.00	N/R	1,508,375
43,250	Total Delaware			44,953,799

	District of Columbia – 0.5%

2,630	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/35	10/22 at 100.00	BB+	2,689,517

117,300	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	11/17 at 0.00	N/R	17,126,973

	District of Columbia, Hospital Revenue Bonds, Children’s Hospital Obligated Group, Series 2015:
5,000	5.000%, 7/15/40 (UB) (6)	1/26 at 100.00	A1	5,647,000
10,000	5.000%, 7/15/44 (UB) (6)	1/26 at 100.00	A1	11,193,500

	District of Columbia, Hospital Revenue Bonds, Children’s Hospital Obligated Group, Tender Option Bond Trust 2017-XG0130:
2,275	16.727%, 7/15/35 (Pre-refunded 7/15/18) – AGM Insured (IF)	7/18 at 101.00	A2 (7)	2,612,906
1,145	16.611%, 7/15/35 (Pre-refunded 7/15/18) – AGM Insured (IF)	7/18 at 101.00	AA (7)	1,313,773

2,050	District of Columbia, Revenue Bonds, Center for Strategic and International Studies, Inc., Series 2011, 6.625%, 3/01/41	3/21 at 100.00	BBB–	2,234,479

	District of Columbia, Revenue Bonds, Cesar Chavez Public Charter Schools for Public Policy, Series 2011:
2,590	7.125%, 11/15/26	11/20 at 100.00	BB	2,822,789
2,740	7.500%, 11/15/31	11/20 at 100.00	BB	3,011,534
1,000	7.875%, 11/15/40	11/20 at 100.00	BB	1,105,440

60	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	District of Columbia (continued)

	District of Columbia, Revenue Bonds, Howard University, Series 2011A:
$6,410	6.500%, 10/01/41	4/21 at 100.00	BBB	$6,931,518
90	6.500%, 10/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (7)	106,429
35	6.500%, 10/01/41 (Pre-refunded 4/01/21) (UB) (6)	4/21 at 100.00	N/R (7)	41,389
2,465	6.500%, 10/01/41 (UB) (6)	4/21 at 100.00	Ba2	2,665,552

	District of Columbia, Revenue Bonds, Howard University, Tender Option Bond Trust 2016-XG0094:
2,500	20.043%, 10/01/37 (IF) (6)	4/21 at 100.00	Ba2	3,358,350
3,025	20.021%, 10/01/37 (IF) (6)	4/21 at 100.00	Ba2	4,062,031
1,250	20.043%, 10/01/41 (IF) (6)	4/21 at 100.00	Ba2	1,663,875
1,750	20.043%, 10/01/41 (IF) (6)	4/21 at 100.00	Ba2	2,329,635
625	20.043%, 10/01/41 (IF) (6)	4/21 at 100.00	Ba2	831,938
1,250	20.043%, 10/01/41 (IF) (6)	4/21 at 100.00	Ba2	1,663,875

	District of Columbia, Revenue Bonds, Ingleside at Rock Creek Project, Series 2017A:
580	5.000%, 7/01/32	7/24 at 103.00	N/R	618,703
800	5.000%, 7/01/37	7/24 at 103.00	N/R	837,040
3,100	5.000%, 7/01/52	7/24 at 103.00	N/R	3,182,863
170,610	Total District of Columbia			78,051,109

	Florida – 9.9%

1,500	A.H. at Turnpike South Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Phase One Project, Series 2015, 6.250%, 11/01/46	11/29 at 100.00	N/R	1,665,315

	Alachua County Health Facilities Authority, Florida, Continuing Care Retirement Community Revenue Bonds, Oak Hammock Project, Series 2012A:
2,500	8.000%, 10/01/42	10/22 at 102.00	N/R	2,950,525
2,500	8.000%, 10/01/46	10/22 at 102.00	N/R	2,944,325

	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Terraces at Bonita Springs Project, Series 2011A:
10,380	8.000%, 11/15/31	11/21 at 100.00	N/R	11,970,320
12,700	8.125%, 11/15/41	11/21 at 100.00	N/R	14,552,041
7,500	8.125%, 11/15/46	11/21 at 100.00	N/R	8,572,350

2,475	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2004A, 6.300%, 5/01/35	12/17 at 100.00	N/R	2,475,569

3,000	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2006A, 5.375%, 5/01/37	4/37 at 100.00	N/R	2,608,560

895	Arborwood Community Development District, Florida, Capital Improvement Revenue Bonds, Centex Homes Project, Series 2006A-3, 5.500%, 5/01/36	12/17 at 100.00	N/R	895,125

355	Arborwood Community Development District, Florida, Capital Improvement Revenue Bonds, Master Infrastructure Projects, Series 2005A-2, 5.350%, 5/01/36	12/17 at 100.00	N/R	355,039

	Armstrong Community Development District, Clay County, Florida, Special Assessment Revenue Bonds, Series 2017A:
415	5.000%, 11/01/34	11/27 at 100.00	N/R	414,037
1,000	5.125%, 11/01/48	11/27 at 100.00	N/R	986,930

1,120	Armstrong Community Development District, Clay County, Florida, Special Assessment Revenue Bonds, Series 2017B, 5.250%, 11/01/29	No Opt. Call	N/R	1,106,829

750	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2017, 5.750%, 5/01/48	5/31 at 100.00	N/R	764,137

2,010	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 2 Project, Series 2017A-1, 6.000%, 5/01/48	5/31 at 100.00	N/R	2,019,326

NUVEEN	61

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,470	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 2 Project, Series 2017A-2, 6.000%, 5/01/29	No Opt. Call	N/R	$1,473,793

3,390	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Maple Ridge Phase 2 Project, Series 2016, 5.250%, 5/01/47	5/26 at 100.00	N/R	3,227,280

18,385	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	12/17 at 100.00	N/R	17,689,679

23,485	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2012, 6.700%, 5/01/42	5/22 at 100.00	N/R	24,468,082

3,485	Aventura Isles Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/43	11/24 at 100.00	N/R	3,703,300

5,620	Babcock Ranch Community Independent Special District, Florida, Special Assessment Bonds, Series 2015, 5.250%, 11/01/46	11/25 at 100.00	N/R	5,714,135

2,100	Ballentrae Hillsborough Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2014, 5.500%, 11/01/44	11/25 at 100.00	N/R	2,158,653

4,545	Bannon Lakes Community Development District, Saint Johns County, Florida, Special Assessment Revenue Bonds, Series 2016, 5.000%, 11/01/48	11/28 at 100.00	N/R	4,606,630

1,000	Bartram Park Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Lien Series 2015A-2, 5.000%, 5/01/35	5/25 at 100.00	BBB	1,033,750

3,765	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-1, 5.875%, 5/01/37	5/22 at 100.00	N/R	3,882,091

3,160	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-2, 5.400%, 5/01/37	5/22 at 100.00	N/R	3,203,355

4,550	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-3, 5.875%, 5/01/37	5/22 at 100.00	N/R	4,691,505

3,345	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2012-5, 5.875%, 5/01/37	5/22 at 100.00	N/R	3,378,149

2,650	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB–	2,764,241

	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A:
2,495	5.000%, 9/01/43	9/23 at 100.00	BBB–	2,555,229
1,035	5.000%, 9/01/45	9/23 at 100.00	BBB–	1,056,207
4,050	5.000%, 9/01/48	9/23 at 100.00	BBB–	4,128,772

	Beach Road Golf Estates Community Development District, Bonita Springs, Florida, Special Assessment Bonds Series 2015:
80	5.000%, 11/01/36	11/25 at 100.00	N/R	81,327
11,385	5.000%, 11/01/46	11/25 at 100.00	N/R	11,432,589

135	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Subordinate Lien Series 2007B, 6.200%, 5/01/38	12/17 at 100.00	N/R	135,065

2,850	Beeline Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37	5/18 at 100.00	N/R	2,886,651

3,020	Bella Vida Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/37	12/17 at 100.00	N/R	2,821,858

3,000	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2013, 6.500%, 11/01/43	11/28 at 100.00	BBB–	3,692,670

62	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,500	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2016, 4.125%, 11/01/47	11/26 at 100.00	BBB–	$1,461,480

1,000	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Phase 1 Project, Series 2013A, 6.500%, 11/01/43	11/24 at 100.00	N/R	1,170,610

	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A:
875	5.375%, 11/01/36	11/27 at 100.00	N/R	914,821
1,270	5.500%, 11/01/46	11/27 at 100.00	N/R	1,322,832

2,465	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016B, 5.625%, 11/01/35	No Opt. Call	N/R	2,610,583

3,200	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.875%, 5/01/47	5/26 at 100.00	N/R	3,157,888

32,830	Boggy Creek Improvement District, Orlando, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.125%, 5/01/43	5/23 at 100.00	N/R	33,265,982

	Bonterra Community Development District, Hialeah, Florida, Special Assessment Bonds, Assessment Area 2 Project, Series 2016:
1,000	4.500%, 5/01/34	5/27 at 100.00	N/R	983,890
3,000	4.750%, 5/01/46	5/27 at 100.00	N/R	2,960,130

2,500	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	12/17 at 100.00	N/R	2,500,425

1,105	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007A2, 6.000%, 5/01/38	12/17 at 100.00	N/R	1,105,177

	Brevard County, Florida, Industrial Development Revenue Bonds, TUFF Florida Tech Project, Series 2009:
1,555	6.500%, 11/01/29	11/19 at 100.00	BB+	1,649,093
11,045	6.750%, 11/01/39	11/19 at 100.00	BB+	11,736,307

	Bullfrog Creek Community Development District, Florida, Hillsborough County, Special Assessment Bonds, Series 2017:
1,325	5.125%, 11/01/38	11/27 at 100.00	N/R	1,348,452
1,910	5.250%, 11/01/47	11/27 at 100.00	N/R	1,947,379

4,000	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care Inc. Project, Series 2015, 5.875%, 7/01/40	7/25 at 100.00	N/R	4,302,720

660	Capital Projects Finance Authority, Florida, Student Housing Revenue Bonds, Capital Projects Loan Program – Florida Universities, Series 2001F, 5.125%, 10/01/21 – NPFG Insured	12/17 at 100.00	A3	660,086

1,890	Capital Trust Agency, Florida, First Mortgage Revenue Bonds, Silver Creek Saint Augustine Project, Series 2014A, 8.250%, 1/01/44 (4)	1/21 at 103.00	N/R	1,569,456

720	Capital Trust Agency, Florida, First Mortgage Revenue Bonds, Silver Creek Saint Augustine Project, Series 2016A, 5.750%, 1/01/50 (4)	12/17 at 100.00	N/R	673,546

5,000	Capital Trust Agency, Florida, Revenue Bonds, Miami Community Charter School Project, Series 2010A, 7.000%, 10/15/40	10/20 at 100.00	N/R	5,302,150

	Capital Trust Agency, Florida, Revenue Bonds, Odyssey Charter School Project, Series 2017A:
3,490	5.375%, 7/01/37	7/27 at 100.00	BB	3,548,004
4,820	5.500%, 7/01/47	7/27 at 100.00	BB	4,908,254

5,750	Capital Trust Agency, Florida, Revenue Bonds, Tuscan Gardens Palm Coast Senior Living Community Project, Series 2017A, 7.000%, 10/01/49	4/24 at 103.00	N/R	5,664,785

NUVEEN	63

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior Housing, Inc. Project, Series 2017:
$1,860	5.375%, 8/01/32	8/24 at 103.00	N/R	$1,891,136
2,735	5.625%, 8/01/37	8/24 at 103.00	N/R	2,780,237
11,380	5.875%, 8/01/52	8/24 at 103.00	N/R	11,614,087

	Carlton Lakes Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2015:
870	5.625%, 11/01/36	11/26 at 100.00	N/R	902,207
2,095	5.750%, 11/01/47	11/26 at 100.00	N/R	2,168,304

3,330	Cascades at Groveland Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.300%, 5/01/36	12/17 at 100.00	N/R	3,330,133

	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2014:
4,005	5.000%, 5/01/34	5/24 at 100.00	N/R	4,049,856
9,745	5.125%, 5/01/45	5/24 at 100.00	N/R	9,866,715

	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2017:
1,675	5.000%, 5/01/32	5/27 at 100.00	N/R	1,710,761
4,000	5.000%, 5/01/48	5/27 at 100.00	N/R	4,030,120

1,200	Centre Lake Community Development District, Miami Lakes, Florida, Special Assessment Bonds, Series 2016, 4.750%, 12/15/46	12/26 at 100.00	N/R	1,187,016

4,000	Charlotte County Industrial Development Authority, Florida, Utility System Revenue Bonds, Town & Country Utilities Project, Series 2015, 5.500%, 10/01/36 (Alternative Minimum Tax)	10/25 at 100.00	N/R	3,896,560

2,650	Coco Palms Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2016, 4.500%, 5/01/32	5/27 at 100.00	N/R	2,672,525

3,275	Coconut Cay Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.375%, 5/01/36	12/17 at 100.00	N/R	3,275,622

	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A:
500	5.250%, 6/01/28	6/23 at 100.00	BBB–	544,370
2,130	5.625%, 6/01/33	6/23 at 100.00	BBB–	2,359,763

	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2014A:
8,000	7.750%, 5/15/35	5/24 at 100.00	N/R	8,773,840
5,000	8.000%, 5/15/37	5/24 at 100.00	N/R	5,536,850

1,000	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2015A, 6.500%, 5/15/49	5/25 at 100.00	N/R	1,001,150

	Concord Station Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2016A-2:
945	4.625%, 5/01/35	5/26 at 100.00	N/R	914,883
500	4.750%, 5/01/46	5/26 at 100.00	N/R	479,825

2,820	Copper Oaks Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/35	12/17 at 100.00	N/R	2,820,282

1,480	Copperstone Community Development District, Manatee County, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.200%, 5/01/38	12/17 at 100.00	N/R	1,480,192

1,920	Cordoba Ranch Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2006, 5.550%, 5/01/37	12/17 at 100.00	N/R	1,917,619

3,675	Corkscrew Farms Community Development District, Lee County, Florida, Special Assessment Bonds, Area One Project, Series 2016, 4.750%, 11/01/37	11/32 at 100.00	N/R	3,702,452

64	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-1:
$795	5.250%, 11/01/37	11/28 at 100.00	N/R	$842,295
2,020	5.600%, 11/01/46	11/28 at 100.00	N/R	2,124,394

1,680	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-2, 5.625%, 11/01/35	No Opt. Call	N/R	1,801,044

3,350	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2014A-2, 7.000%, 5/01/30	5/24 at 100.00	N/R	3,374,254

2,425	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2014A-3, 6.500%, 5/01/44	5/24 at 100.00	N/R	2,545,086

875	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy Residential Services Inc., Series 1995, 8.000%, 6/01/22	12/17 at 100.00	N/R	875,157

	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015:
935	5.300%, 5/01/36	5/26 at 100.00	N/R	956,318
1,430	5.500%, 5/01/45	5/26 at 100.00	N/R	1,462,318
1,955	5.500%, 5/01/46	5/26 at 100.00	N/R	1,993,748

8,825	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2015, 4.750%, 5/01/36	5/22 at 100.00	N/R	8,882,098

2,085	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2011B, 7.250%, 5/01/21	No Opt. Call	N/R	2,189,104

3,205	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2013, 5.000%, 11/01/33	5/23 at 100.00	N/R	3,320,124

4,300	Estancia at Wiregrass Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2013, 7.000%, 11/01/45	5/27 at 100.00	N/R	5,226,908

3,270	Flora Ridge Educational Facilities Benefit District, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.300%, 5/01/37	12/17 at 100.00	N/R	3,261,138

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A:
4,065	7.625%, 12/15/31	12/21 at 101.00	N/R	4,470,240
13,615	7.750%, 6/15/42	12/21 at 101.00	N/R	14,975,002

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2017A:
765	6.000%, 6/15/37	6/26 at 100.00	N/R	782,090
1,260	6.125%, 6/15/46	6/26 at 100.00	N/R	1,288,426

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2014A:
6,025	6.250%, 7/01/34	7/24 at 100.00	N/R	6,307,572
9,780	6.500%, 7/01/44	7/24 at 100.00	N/R	10,206,995

3,935	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2017A, 5.750%, 7/01/44	7/27 at 100.00	N/R	3,940,430

295	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2017B, 7.250%, 7/01/20	No Opt. Call	N/R	295,242

320	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Taxable Series 2014B, 7.000%, 7/01/20	No Opt. Call	N/R	320,982

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc. Projects, Series 2016A:
6,405	4.750%, 7/15/36	7/26 at 100.00	N/R	6,388,795
8,535	6.375%, 6/15/46	6/26 at 100.00	N/R	8,824,763
4,735	5.000%, 7/15/46	7/26 at 100.00	N/R	4,748,921

NUVEEN	65

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami Arts Charter School Projects, Series 2014:
$1,250	5.875%, 6/15/34	6/24 at 100.00	N/R	$1,242,637
4,275	6.000%, 6/15/44	6/24 at 100.00	N/R	4,224,085

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A:
355	6.000%, 6/15/35	6/25 at 100.00	N/R	376,289
8,500	6.125%, 6/15/46	6/25 at 100.00	N/R	8,944,380

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2010A:
1,500	6.000%, 9/15/30	9/20 at 100.00	BB+	1,576,125
10,840	6.000%, 9/15/40	9/20 at 100.00	BB+	11,267,530

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A:
9,610	7.000%, 6/15/26	6/21 at 100.00	BB	10,615,302
5,275	7.500%, 6/15/33	6/21 at 100.00	BB	5,901,564
17,150	7.625%, 6/15/41	6/21 at 100.00	BB	19,191,193

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2012A:
1,500	6.000%, 6/15/32	6/22 at 100.00	N/R	1,611,555
5,800	6.125%, 6/15/43	6/22 at 100.00	N/R	6,221,080

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A:
18,525	8.000%, 12/15/35	6/23 at 100.00	N/R	21,047,734
4,000	8.500%, 6/15/44	6/23 at 100.00	N/R	4,683,280

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2014A:
2,110	6.000%, 6/15/34	6/24 at 100.00	N/R	2,233,794
6,115	6.125%, 6/15/44	6/24 at 100.00	N/R	6,427,905

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Southwest Charter Foundation Inc. Projects, Series 2017A:
2,150	6.000%, 6/15/37	6/27 at 100.00	N/R	2,187,754
3,610	6.125%, 6/15/47	6/27 at 100.00	N/R	3,672,994

1,770	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	12/17 at 100.00	B+	1,680,580

4,135	Florida Housing Finance Corporation, Multifamily Mortgage Revenue Bonds, Crossroads Apartments, Series 2010A-2, 7.250%, 8/15/27	8/20 at 100.00	N/R	4,438,426

	Flow Way Community Development District, Florida, Special Assessment Bonds, Phase 4 Project, Series 2015:
1,250	5.125%, 11/01/36	11/26 at 100.00	N/R	1,262,150
1,500	5.375%, 11/01/46	11/26 at 100.00	N/R	1,511,175

	Flow Way Community Development District, Florida, Special Assessment Bonds, Phase 5 Project, Series 2016:
1,740	4.875%, 11/01/37	11/26 at 100.00	N/R	1,750,092
2,465	5.000%, 11/01/46	11/26 at 100.00	N/R	2,479,741

4,250	Flow Way Community Development District, Florida, Special Assessment Bonds, Series 2013, 6.500%, 11/01/44	11/24 at 100.00	N/R	4,551,495

	Forest Brooke Community Development District, Florida, Special Assessment Bonds, Series 2017:
1,000	5.000%, 12/15/37	12/27 at 100.00	N/R	1,027,310
2,000	5.125%, 12/15/46	12/27 at 100.00	N/R	2,061,620

66	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,630	Gateway Services Community Development District, Fort Myers Lee County, Florida, Special Assessment Refunding Bonds, Series 2013, 5.750%, 5/01/33	5/23 at 100.00	N/R	$1,725,339

220	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Doral Breeze Project Series 2012, 5.500%, 11/01/32	11/22 at 100.00	N/R	227,814

3,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area Project, Improvement Series 2014A-1, 5.000%, 5/01/44	5/24 at 100.00	N/R	3,040,530

1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area, Refunding Series 2014A-2, 5.000%, 5/01/39	5/24 at 100.00	N/R	1,016,050

2,500	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 5.000%, 5/01/46	5/26 at 100.00	N/R	2,538,100

4,500	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Phase 1 Project, Series 2014A-1, 5.900%, 5/01/45	5/24 at 100.00	N/R	4,689,900

1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2, 6.500%, 5/01/39	5/24 at 100.00	N/R	1,061,040

8,830	Greater Orlando Aviation Authority, Florida, Special Purpose Airport Facilities Revenue Bonds, JetBlue Airways Corporation, Series 2013, 5.000%, 11/15/36 (Alternative Minimum Tax)	5/23 at 100.00	N/R	9,189,381

1,660	Greeneway Improvement District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2013, 5.125%, 5/01/43	5/23 at 100.00	N/R	1,686,261

	Grove Resort Community Development District, Orange County, Florida, Special Assessment Revenue Bonds, Series 2017A:
1,650	5.000%, 11/01/28	No Opt. Call	N/R	1,640,908
10,100	5.875%, 11/01/47	11/32 at 100.00	N/R	10,000,818

9,030	Grove Resort Community Development District, Orange County, Florida, Special Assessment Revenue Bonds, Series 2017B, 6.000%, 4/15/22	No Opt. Call	N/R	8,992,616

	Gulfstream Polo Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Phase 1 Project, Series 2017:
890	4.625%, 11/01/37	11/27 at 100.00	N/R	883,636
1,120	5.000%, 11/01/47	11/27 at 100.00	N/R	1,142,187

	Hacienda Lakes Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2016:
1,255	4.500%, 5/01/36	5/26 at 100.00	N/R	1,225,282
2,400	4.625%, 5/01/46	5/26 at 100.00	N/R	2,352,144

4,975	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds, Special Assessment, Refunding Series 2014, 5.250%, 5/01/32	5/24 at 100.00	N/R	5,044,152

	Heights Community Development District, Florida, Tax Increment & Special Assessment Revenue Bonds, Series 2017:
2,620	5.000%, 1/01/38	1/27 at 100.00	N/R	2,672,348
6,550	5.000%, 1/01/50	1/27 at 100.00	N/R	6,646,481

760	Hemingway Point Community Development District, Florida, Special Assessment Bonds, Phase Two Project, Series 2014, 5.000%, 11/01/34	11/24 at 100.00	N/R	772,662

665	Heritage Harbour North Community Development District, Florida, Capital Improvement Revenue Bond, Refunding Series 2017A-1, 5.250%, 5/01/38	5/27 at 100.00	N/R	678,021

NUVEEN	67

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Heritage Harbour North Community Development District, Florida, Special Assessment Bond, Series 2014:
$1,200	5.000%, 5/01/34	5/29 at 101.00	N/R	$1,335,708
2,170	5.125%, 5/01/45	5/29 at 101.00	N/R	2,408,049

850	Heron Isles Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2017A-2, 5.000%, 5/01/36	5/27 at 100.00	N/R	850,552

4,885	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Two, Series 2016A-2, 6.250%, 11/01/29	No Opt. Call	N/R	5,111,029

570	Highland Meadows Community Development District, Davenport, Florida, Special Assessment Revenue Bonds, Series 2006A, 5.500%, 5/01/36	12/17 at 100.00	N/R	570,103

	Highland Meadows II Community Development District, Davenport, Florida, Special Assessment Revenue Bonds, Area 4B/C Project, Series 2017:
1,000	4.750%, 11/01/38	11/27 at 100.00	N/R	999,960
1,665	5.000%, 11/01/48	11/27 at 100.00	N/R	1,664,917

	Highland Meadows II Community Development District, Davenport, Florida, Special Assessment Revenue Bonds, Area 5 Project, Series 2017:
500	5.375%, 11/01/37	11/27 at 100.00	N/R	524,795
1,000	5.500%, 11/01/47	11/27 at 100.00	N/R	1,047,260

500	Highland Meadows II Community Development District, Davenport, Florida, Special Assessment Revenue Bonds, Area 6 Project, Series 2017, 5.500%, 11/01/47	11/27 at 100.00	N/R	523,630

3,500	Hillsborough County Industrial Development Authority, Florida, Charter School Revenue Bonds, Terrace Community Middle School, Series 2007A, 5.125%, 5/15/37	12/17 at 100.00	BB	3,482,640

	Isles of Bartram Park Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2015:
1,960	5.000%, 11/01/35	11/25 at 100.00	N/R	2,027,091
3,000	5.125%, 11/01/45	11/25 at 100.00	N/R	3,088,920

	Isles of Bartram Park Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2017:
1,000	4.625%, 11/01/37	11/27 at 100.00	N/R	1,001,560
1,000	5.000%, 11/01/47	11/27 at 100.00	N/R	1,025,460

13,550	Jacksonville Economic Development Commission, Florida, Industrial Development Revenue Bonds, Gerdau Ameristeel US Inc. Project, Series 2007, 5.300%, 5/01/37 (Alternative Minimum Tax)	5/18 at 100.00	Ba3	13,484,011

	Jacksonville Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Brooks Health System, Tender Option Bond Trust 2016-XG0064:
5,810	15.527%, 11/01/32 (Pre-refunded 11/01/17) (IF) (6)	11/17 at 100.00	A– (7)	5,902,611
2,865	15.530%, 11/01/38 (Pre-refunded 11/01/17) (IF) (6)	11/17 at 100.00	A– (7)	2,910,697

2,605	Jacksonville, Florida, Special Revenue Bonds, Tender Option Bond Trust 2015-XF0062, 15.108%, 10/01/41 (IF)	10/21 at 100.00	AA–	3,879,705

	K-Bar Ranch Community Development District, Florida, Special Assessment Revenue Bonds, Parcel O-1 Project, Series 2014:
500	5.125%, 11/01/34	11/24 at 100.00	N/R	508,535
920	5.375%, 11/01/44	11/24 at 100.00	N/R	938,299

	K-Bar Ranch Community Development District, Florida, Special Assessment Revenue Bonds, Parcel Q Project, Series 2014:
610	5.125%, 11/01/34	11/24 at 100.00	N/R	620,413
1,030	5.375%, 11/01/44	11/24 at 100.00	N/R	1,050,487

5,020	Keys Cove II Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.500%, 5/01/36	12/17 at 100.00	N/R	4,847,011

	Kindred Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2016:
1,025	4.625%, 5/01/36	5/26 at 100.00	N/R	1,039,114
1,870	5.000%, 5/01/47	5/26 at 100.00	N/R	1,918,489

68	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Kindred Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2017:
$1,255	4.625%, 5/01/37	5/27 at 100.00	N/R	$1,256,882
2,200	5.000%, 5/01/48	5/27 at 100.00	N/R	2,236,784

2,500	Lake Ashton Community Development District, Polk County, Florida, Capital Improvement Revenue Bonds, Series 2015A-1, 5.000%, 5/01/32	5/25 at 100.00	N/R	2,521,100

1,895	Lake Frances Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/37	12/17 at 100.00	N/R	1,895,095

1,235	Lake Powell Residential Golf Community Development District, Bay County, Florida, Special Assessment Revenue Refunding Bonds, Series 2012, 5.750%, 11/01/32	11/23 at 100.00	N/R	1,285,017

8,180	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Refunding Series 2014, 5.625%, 5/01/34	5/24 at 100.00	N/R	8,557,916

	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2012:
4,600	5.250%, 11/01/33	11/22 at 100.00	N/R	4,668,034
3,155	5.750%, 11/01/42	11/22 at 100.00	N/R	3,253,278

2,955	Lakeside Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2015, 5.750%, 5/01/45	5/25 at 100.00	N/R	3,064,690

2,970	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Del Webb Project, Series 2017, 5.125%, 5/01/47	5/27 at 100.00	N/R	3,101,393

980	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Centre North Project, Series 2015, 4.875%, 5/01/35	5/25 at 100.00	N/R	1,000,835

4,355	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Ranch South Project, Series 2016, 5.000%, 5/01/36	5/26 at 100.00	N/R	4,571,835

9,275	Landmark at Doral Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.500%, 5/01/38	4/38 at 100.00	N/R	8,937,204

1,800	Lee County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Janies Garden Phase 2, Series 2010B, 7.250%, 9/15/47 (Mandatory put 9/15/27)	9/20 at 100.00	N/R	1,908,108

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
11,920	5.250%, 6/15/27	12/17 at 100.00	BB	11,923,457
35,550	5.375%, 6/15/37	12/17 at 100.00	BB	35,550,711

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A:
2,625	5.500%, 6/15/32	6/22 at 100.00	BB	2,672,670
4,700	5.750%, 6/15/42	6/22 at 100.00	BB	4,782,814

5,675	Lee County Industrial Development Authority, Florida, Healthcare Facilities Refunding Revenue Bonds, Cypress Cove at HealthPark Florida, Inc. Project, Series 2012, 5.750%, 10/01/42	10/22 at 100.00	BB+	5,983,550

3,490	Lee County Industrial Development Authority, Florida, Healthcare Facilities Refunding Revenue Bonds, Cypress Cove at HealthPark Florida, Inc. Project, Series 2014, 5.500%, 10/01/47	10/22 at 102.00	BB+	3,650,784

	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Park Royal Psychiatric Hospital, Series 2010:
6,635	9.000%, 12/01/30	12/18 at 104.00	N/R	7,014,920
15,540	9.500%, 12/01/40	12/18 at 104.00	N/R	16,461,056

23,920	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/37 (UB) (6)	12/17 at 100.00	A	23,981,953

233	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.400%, 5/01/37	12/17 at 100.00	N/R	233,026

7,210	Madison County, Florida, First Mortgage Revenue Bonds, Twin Oaks Project, Series 2005A, 6.000%, 7/01/25 (Pre-refunded 10/19/17) (4)	10/17 at 100.00	N/R (7)	6,992,979

NUVEEN	69

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$4,250	Magnolia Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.600%, 5/01/49 (4)	No Opt. Call	N/R	$890,927

	Majorca Isles Community Development District, Miami Gardens, Florida, Special Assessment Bonds, Series 2015:
1,000	5.375%, 5/01/35	5/26 at 100.00	N/R	1,020,980
3,760	5.625%, 5/01/46	5/26 at 100.00	N/R	3,833,094

1,930	Marshall Creek Community Development District, Saint Johns County, Florida, Capital Improvement and Special Assessment Bonds, Refunding Series 2015A, 5.000%, 5/01/32	5/25 at 100.00	N/R	1,965,898

410	Meadow Pines Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2014-2, 6.000%, 5/01/34	5/24 at 100.00	N/R	429,873

	Miami Beach, Florida, Resort Tax Revenue Bonds, Series 2015:
13,515	5.000%, 9/01/40 (UB)	9/25 at 100.00	AA–	15,500,354
7,000	5.000%, 9/01/45 (UB)	9/25 at 100.00	AA–	7,980,490

	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, South Florida Autism Charter School Project, Series 2017:
3,895	5.875%, 7/01/37	7/27 at 100.00	N/R	3,917,552
6,530	6.000%, 7/01/47	7/27 at 100.00	N/R	6,554,879

	Miami World Center Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2017:
13,005	5.125%, 11/01/39	11/27 at 100.00	N/R	13,577,350
15,255	5.250%, 11/01/49	11/27 at 100.00	N/R	15,909,897

	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Aspira of Florida Project, Series 2016A:
9,370	6.000%, 11/01/46	11/26 at 100.00	BB	9,636,951
7,175	6.000%, 11/01/51	11/26 at 100.00	BB	7,315,415

	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Pinecrest Academy Project, Series 2014:
1,350	5.000%, 9/15/34	9/24 at 100.00	BBB–	1,443,987
1,830	5.250%, 9/15/44	9/24 at 100.00	BBB–	1,956,288

	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Youth Co-Op Charter Schools Project, Series 2015A:
1,500	5.750%, 9/15/35	9/25 at 100.00	N/R	1,557,150
2,250	6.000%, 9/15/45	9/25 at 100.00	N/R	2,346,705

2,880	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Tender Option Bond Trust 2016-XG0065, 16.241%, 10/01/41 (IF) (6)	10/20 at 100.00	A	4,027,075

3,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Tender Option Bond Trust 2016-XG0010, 15.711%, 10/01/38 – AGC Insured (Alternative Minimum Tax) (IF) (6)	10/18 at 100.00	A	4,085,340

20,000	Miami-Dade County, Florida, General Obligation Bonds, Series 2015D, 5.000%, 7/01/45 (UB)	7/26 at 100.00	AA	22,909,800

3,210	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Tender Option Bond Trust 2015-XF2191, 18.094%, 6/01/39 (Pre-refunded 6/01/19) – AGM Insured (IF) (6)	6/19 at 100.00	A+ (7)	4,226,093

	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 2016-XG0030:
3,750	15.135%, 10/01/39 – AGM Insured (IF)	10/20 at 100.00	A+	5,215,200
855	15.135%, 10/01/39 – AGM Insured (IF)	10/20 at 100.00	A+	1,189,066
2,065	15.119%, 10/01/39 – AGM Insured (IF)	10/20 at 100.00	A+	2,870,846

	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Infrastructure Project, Refunding Series 2014B:
985	5.000%, 5/01/29	5/23 at 100.00	N/R	1,048,680
6,715	5.000%, 5/01/37	5/23 at 100.00	N/R	7,103,261

	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Refunding Series 2014A:
15	5.000%, 5/01/29	5/23 at 100.00	N/R	15,970
16,010	5.000%, 5/01/37	5/23 at 100.00	N/R	16,935,698

70	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,500	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 5.375%, 5/01/32	5/22 at 100.00	N/R	$1,574,790

	Naples Reserve Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2014:
1,565	5.250%, 11/01/35	11/24 at 100.00	N/R	1,621,090
2,690	5.625%, 11/01/45	11/24 at 100.00	N/R	2,838,407

870	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38 (4)	12/17 at 100.00	N/R	478,117

1,590	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.300%, 5/01/18 (4)	No Opt. Call	N/R	873,800

2,025	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 16, Refunding Series 2012, 5.750%, 8/01/32	8/22 at 100.00	N/R	2,126,655

	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 2C, Series 2014:
2,700	5.000%, 8/01/34	8/24 at 100.00	N/R	2,776,950
5,700	5.000%, 8/01/46	8/24 at 100.00	N/R	5,812,005

	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 2C, Series 2017:
2,400	5.000%, 8/01/32	8/27 at 100.00	N/R	2,578,752
750	5.000%, 8/01/37	8/27 at 100.00	N/R	800,280
2,000	5.000%, 8/01/46	8/27 at 100.00	N/R	2,109,260

13,280	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015, 5.500%, 8/01/46	8/26 at 100.00	N/R	13,935,501

	Oaks Shady Creek Community Development District, Florida, Special Assessment Bonds, Series 2015:
1,290	4.750%, 11/01/35	11/25 at 100.00	N/R	1,277,900
3,245	4.875%, 11/01/45	11/25 at 100.00	N/R	3,198,921

	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Tender Option Bond Trust 2016-XF1056:
345	14.395%, 10/01/42 (IF) (6)	4/22 at 100.00	A	488,755
3,565	14.433%, 10/01/42 (IF) (6)	4/22 at 100.00	A	5,054,814

2,245	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015, 5.000%, 5/01/36	5/26 at 100.00	N/R	2,255,484

	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A:
500	6.750%, 6/01/24	6/22 at 102.00	N/R	583,200
1,000	6.850%, 6/01/26	6/22 at 102.00	N/R	1,189,350
1,000	7.000%, 6/01/29	6/22 at 102.00	N/R	1,195,860
5,000	7.375%, 6/01/44	6/22 at 102.00	N/R	6,060,700
11,600	7.500%, 6/01/49	6/22 at 102.00	N/R	14,123,696

3,500	Palm Glades Community Development District, Florida, Special Assessment Bonds, Refunding Series 2017, 5.000%, 5/01/39	5/27 at 100.00	BBB–	3,566,605

2,150	Panther Trails Community Development District, Florida, Special Assessment Bonds, Series 2011, 7.150%, 11/01/41	11/18 at 100.00	N/R	2,217,467

550	Park Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 13A-1, 7.375%, 11/01/44	11/27 at 100.00	N/R	627,302

NUVEEN	71

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012:
$435	4.875%, 5/01/22	No Opt. Call	N/R	$449,011
1,390	5.375%, 5/01/31	5/22 at 100.00	N/R	1,428,837

10,350	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	12/17 at 100.00	N/R	10,350,103

2,425	Pine Ridge Plantation Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.400%, 5/01/37	12/17 at 100.00	N/R	2,100,802

1,000	Poinciana West Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Series 2016-2, 5.700%, 5/01/37	5/27 at 100.00	N/R	1,019,920

2,500	Punta Gorda Housing Authority, Florida, Gulf Breeze Apartments Multifamily Housing Revenue Bonds, Series 2007A, 6.125%, 1/01/45 (Alternative Minimum Tax)	1/22 at 100.00	N/R	2,584,150

	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2012:
335	5.750%, 11/01/22	No Opt. Call	N/R	363,086
1,250	6.125%, 11/01/32	No Opt. Call	N/R	1,482,512
1,000	6.875%, 11/01/42	11/32 at 100.00	N/R	1,221,270

	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2015:
1,350	5.000%, 11/01/35	11/25 at 100.00	N/R	1,361,556
2,270	5.200%, 11/01/45	11/25 at 100.00	N/R	2,294,675

3,250	Renaissance Community Development District, Lee County, Florida, Special Assessment Bonds, Refunding Series 2012, 5.550%, 5/01/33	5/22 at 100.00	N/R	3,366,772

7,495	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Refunding Series 2015A, 5.000%, 5/01/33	5/25 at 100.00	N/R	7,944,400

	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 2 Phase 1 Project, Refunding & Improvement Series 2015:
2,740	5.000%, 5/01/36	5/28 at 100.00	N/R	2,812,446
2,750	5.000%, 11/01/47	11/27 at 100.00	N/R	2,754,207

2,600	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3 Project, Series 2016, 5.000%, 11/01/46	11/26 at 100.00	N/R	2,630,758

2,250	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 4 Project, Series 2017, 4.750%, 11/01/38	11/27 at 100.00	N/R	2,253,487

2,635	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004A-1, 6.250%, 5/01/36	5/22 at 100.00	N/R	2,725,776

	Riverbend West Community Development District, Florida, Special Assessment Bonds, Series 2016:
1,241	4.500%, 5/01/32	5/27 at 100.00	N/R	1,246,721
1,005	5.000%, 5/01/46	5/27 at 100.00	N/R	1,009,512

	Rolling Hills Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2015A-1:
595	5.450%, 5/01/31	5/26 at 100.00	N/R	585,278
825	5.600%, 5/01/37	5/26 at 100.00	N/R	808,335

	Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series 2016:
1,000	5.875%, 11/01/37	11/27 at 100.00	N/R	1,089,300
1,000	6.000%, 11/01/47	11/27 at 100.00	N/R	1,067,880

1,900	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2014, 7.125%, 11/01/44	11/24 at 100.00	N/R	1,996,995

72	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,700	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2016, 5.500%, 11/01/46	11/26 at 100.00	N/R	$1,729,699

	Sabal Palm Community Development District, Florida, Special Assessment Bonds, South Parcel Series 2017:
1,000	4.750%, 11/01/37	11/27 at 100.00	N/R	1,003,940
1,250	5.000%, 11/01/47	11/27 at 100.00	N/R	1,254,862

6,375	Saint Johns County Industrial Development Authority, Florida, Health Care Revenue Bonds, Glenmoor at Saint Johns, Refunding Series 2014A, 5.375%, 1/01/49 (4)	12/17 at 100.00	N/R	4,072,987

2,359	Saint Johns County Industrial Development Authority, Florida, Health Care Revenue Bonds, Glenmoor at Saint Johns, Refunding Series 2014B, 2.500%, 1/01/49 (4)	12/17 at 100.00	N/R	24

3,905	Sarasota National Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/39	12/17 at 100.00	N/R	3,905,976

310	Silverado Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-1, 5.500%, 11/01/47	11/27 at 100.00	N/R	305,942

1,400	Silverado Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-2, 5.625%, 11/01/29	11/27 at 100.00	N/R	1,392,048

2,190	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Refunding Series 2015, 5.000%, 5/01/38	5/24 at 101.00	N/R	2,133,586

6,100	Somerset Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/37	12/17 at 100.00	N/R	6,100,488

3,000	South Fork Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2017, 4.125%, 5/01/36	5/27 at 100.00	BBB	3,104,520

	South Fork III Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2016:
65	5.000%, 5/01/29	5/27 at 100.00	N/R	67,660
840	5.375%, 5/01/37	5/27 at 100.00	N/R	872,155
2,970	5.625%, 5/01/47	5/27 at 100.00	N/R	3,093,819

2,340	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Tender Option Bond Trust 2015-XF1000, 18.609%, 8/15/42 (IF) (6)	12/17 at 100.00	AA–	2,363,517

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 2015-XF0251:
2,130	13.400%, 8/15/24 (IF) (6)	12/17 at 100.00	AA–	2,155,006
3,835	13.413%, 8/15/25 (IF) (6)	12/17 at 100.00	AA–	3,879,793

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 2015-XF2175:
750	15.032%, 8/15/27 (IF) (6)	12/17 at 100.00	AA–	759,930
6,250	13.548%, 8/15/29 (IF) (6)	12/17 at 100.00	AA–	6,291,250

6,350	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 2016-XG0009, 7.569%, 8/15/33 (IF) (6)	12/17 at 100.00	AA–	6,369,939

1,020	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2016A1, 3.750%, 5/01/38	5/26 at 100.00	BBB	973,386

	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2016A2:
400	4.875%, 5/01/35	5/26 at 100.00	N/R	399,748
100	5.000%, 5/01/38	5/26 at 100.00	N/R	100,141

2,000	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012, 5.125%, 5/01/33	5/22 at 100.00	BBB–	2,123,540

2,015	South-Dade Venture Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.250%, 5/01/34	5/23 at 101.00	N/R	2,209,125

NUVEEN	73

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area One Project, Series 2014:
$2,125	5.125%, 11/01/34	11/24 at 100.00	N/R	$2,163,441
3,265	5.500%, 11/01/44	11/24 at 100.00	N/R	3,377,022

	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area Two Project, Series 2017:
1,525	5.125%, 11/01/37	11/27 at 100.00	N/R	1,559,175
3,000	5.250%, 11/01/47	11/27 at 100.00	N/R	3,074,730

2,225	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.000%, 5/01/34	5/23 at 100.00	N/R	2,393,010

2,500	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2013, 6.500%, 5/01/39	5/23 at 100.00	N/R	2,888,875

1,750	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-1, 5.625%, 11/01/47	11/30 at 100.00	N/R	1,730,627

1,280	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-2, 5.750%, 11/01/29	No Opt. Call	N/R	1,262,080

1,270	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-3, 5.875%, 11/01/29	10/29 at 100.00	N/R	1,249,134

	Stoneybrook South Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area Two-A Project, Series 2014:
2,740	5.125%, 11/01/34	11/29 at 100.00	N/R	3,132,094
3,945	5.500%, 11/01/44	11/29 at 100.00	N/R	4,548,664

205	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38 (Pre-refunded 5/01/18)	5/18 at 100.00	N/R (7)	211,911

	Summit At Fern Hill Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016:
998	4.500%, 5/01/32	5/27 at 100.00	N/R	995,844
500	4.750%, 5/01/38	5/27 at 100.00	N/R	497,185
1,621	5.000%, 5/01/46	5/27 at 100.00	N/R	1,622,021

8,030	Sweetwater Creek Community Development District, Saint John’s County, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38	12/17 at 100.00	N/R	8,031,285

17,000	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2016A, 5.000%, 11/15/46 (UB) (6)	5/26 at 100.00	Aa2	19,194,700

	Tapestry Community Development District, Florida, Special Assessment Revenue Bonds, Series 2016:
1,115	4.800%, 5/01/36	5/26 at 100.00	N/R	1,126,685
1,815	5.000%, 5/01/46	5/26 at 100.00	N/R	1,846,617

	Terra Bella Community Development District, Pasco County, Florida, Special Assessment Bonds, Series 2011A:
410	6.750%, 11/01/27	11/18 at 100.00	N/R	418,032
1,985	7.850%, 11/01/41	11/18 at 100.00	N/R	2,047,329

9,570	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 6.610%, 5/01/39	12/17 at 100.00	N/R	9,570,096

22,690	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (5)	5/19 at 100.00	N/R	17,760,597

11,820	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (5)	5/22 at 100.00	N/R	7,383,954

74	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3:
$340	6.375%, 5/01/18 (4)	No Opt. Call	N/R	$3
1,715	6.450%, 5/01/23 (4)	5/18 at 100.00	N/R	17
2,060	6.550%, 5/01/27 (4)	5/18 at 100.00	N/R	21
10,355	6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	104

12,095	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (4)	5/18 at 100.00	N/R	121

	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT:
150	6.450%, 5/01/23	5/18 at 100.00	N/R	150,533
175	6.550%, 5/01/27	5/18 at 100.00	N/R	175,588
870	6.650%, 5/01/40	5/18 at 100.00	N/R	873,715

2,605	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007A-1. RMKT, 5.250%, 5/01/39	5/18 at 100.00	N/R	2,515,388

	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1:
2,835	6.450%, 5/01/23	5/18 at 100.00	N/R	2,812,433
3,440	6.550%, 5/01/27	5/18 at 100.00	N/R	3,441,479
2,160	5.250%, 5/01/39	12/17 at 100.00	N/R	2,086,582
16,425	6.650%, 5/01/40	5/18 at 100.00	N/R	16,429,435

35,080	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (4)	5/18 at 100.00	N/R	22,066,022

21,550	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (4)	5/18 at 100.00	N/R	10,915,937

23,470	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (4)	5/18 at 100.00	N/R	235

35,675	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	12/17 at 100.00	N/R	35,676,070

3,280	Toscana Isles Community Development District, Venice, Florida, Special Assessment Revenue Bonds, Series 2014, 6.250%, 11/01/44	11/26 at 102.00	N/R	3,603,310

4,865	Tradition Community Development District 1, Port Saint Lucie, Florida, Irrigation System Revenue Bonds, Existing System Series 2017, 4.500%, 10/01/47	10/27 at 100.00	N/R	4,872,784

825	Trevesta Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Series 2016A-1, 5.375%, 11/01/36	11/28 at 100.00	N/R	880,902

1,540	Trevesta Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Series 2016A-2, 5.875%, 11/01/30	11/28 at 100.00	N/R	1,658,842

750	Triple Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2012, 6.750%, 11/01/43	11/32 at 100.00	N/R	885,368

2,000	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, 2016 Project, Series 2016, 4.750%, 11/01/47	11/26 at 100.00	N/R	1,968,440

	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 1 Project, Series 2015:
2,000	5.000%, 11/01/36	11/25 at 100.00	N/R	2,002,020
570	5.125%, 11/01/45	11/25 at 100.00	N/R	572,297

2,445	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 4 Project, Series 2015A, 5.625%, 11/01/45	11/28 at 100.00	N/R	2,545,001

NUVEEN	75

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$7,480	Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-1, 6.375%, 11/01/47	11/31 at 100.00	N/R	$7,543,879

625	Two Creeks Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2016A-2, 4.750%, 5/01/37	5/26 at 100.00	N/R	606,663

	Two Lakes Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2017:
1,370	5.000%, 12/15/32	No Opt. Call	N/R	1,454,104
2,000	5.000%, 12/15/37	12/32 at 100.00	N/R	2,077,800
6,000	5.000%, 12/15/47	12/32 at 100.00	N/R	6,167,280

	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A-1:
255	5.375%, 11/01/37	11/27 at 100.00	N/R	263,678
1,000	5.500%, 11/01/46	11/27 at 100.00	N/R	1,032,790

1,630	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A-2, 5.625%, 11/01/35	No Opt. Call	N/R	1,704,638

2,000	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1 Series 2017A-1, 5.500%, 11/01/47	11/28 at 100.00	N/R	2,041,520

3,365	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1 Series 2017A-2, 5.500%, 11/01/29	No Opt. Call	N/R	3,439,434

2,350	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Series 2017A-3, 5.750%, 11/01/29	10/29 at 100.00	N/R	2,349,859

	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A1:
1,500	5.500%, 5/01/34	5/22 at 100.00	N/R	1,558,410
130	6.125%, 5/01/42	5/22 at 100.00	N/R	135,654

	Venetian Community Development District, Sarasota County, Florida, Capital Improvement Revenue Bonds, Series 2012-A2:
1,125	5.000%, 5/01/23	5/22 at 100.00	N/R	1,178,044
2,750	5.500%, 5/01/34	5/22 at 100.00	N/R	2,857,085

1,055	Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013, 6.500%, 11/01/43	11/28 at 100.00	N/R	1,401,093

1,000	Verandah East Community Development District, Florida, Special Assessment Revenue Bonds, Refunding & Improvement Series 2016, 4.250%, 5/01/37	5/26 at 100.00	N/R	980,410

4,430	Verandah West Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Series 2013, 5.000%, 5/01/33	5/23 at 100.00	N/R	4,521,302

2,315	Villa Portofino East Development District, Homestead, Florida, Special Assessment Bonds, Series 2007A, 5.200%, 5/01/37	12/17 at 100.00	N/R	2,315,926

	Villa Vizcaya Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007:
1,000	5.350%, 5/01/18 (4)	No Opt. Call	N/R	549,680
1,520	5.350%, 5/01/18 (4)	No Opt. Call	N/R	835,514
1,500	5.550%, 5/01/39 (4)	12/17 at 100.00	N/R	824,505

430	Vizcaya in Kendall Community Development District, Florida, Special Assessment Revenue Bonds, Phase One Assessment Area, Refunding Series 2012A-1, 5.600%, 5/01/22	No Opt. Call	BBB–	457,602

1,400	Vizcaya in Kendall Community Development District, Florida, Special Assessment Revenue Bonds, Phase One Assessment Area, Series 2016, 4.125%, 11/01/46	11/26 at 100.00	BBB–	1,331,610

76	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Waterset North Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2014:
$2,000	5.125%, 11/01/35	11/24 at 100.00	N/R	$2,068,940
1,750	5.250%, 5/01/39	5/27 at 100.00	N/R	1,765,663

17,485	Wentworth Estates Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.625%, 5/01/37	12/17 at 100.00	N/R	17,486,749

	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 1, Series 2017:
5,000	4.000%, 5/01/27	No Opt. Call	N/R	4,958,600
1,000	4.500%, 5/01/32	5/27 at 100.00	N/R	988,900

	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 3, Refunding Series 2017:
2,685	5.000%, 5/01/32	5/27 at 100.00	N/R	2,829,158
1,115	4.400%, 5/01/32	5/27 at 100.00	N/R	1,122,772
2,095	4.500%, 5/01/34	5/27 at 100.00	N/R	2,109,539
3,520	5.000%, 5/01/37	5/27 at 100.00	N/R	3,652,915

1,000	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 4, Series 2016, 4.875%, 11/01/37	11/26 at 100.00	N/R	1,021,690

	Willow Hammock Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Series 2017:
40	3.500%, 11/01/23	No Opt. Call	N/R	39,977
2,020	4.625%, 11/01/38	11/27 at 100.00	N/R	2,014,526
2,600	5.000%, 11/01/47	11/27 at 100.00	N/R	2,621,424

	Willow Walk Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Series 2017:
935	4.625%, 5/01/38 (WI/DD, Settling 10/16/17)	5/28 at 100.00	N/R	925,800
1,300	5.000%, 5/01/48 (WI/DD, Settling 10/16/17)	5/28 at 100.00	N/R	1,310,569

1,870	Winding Cypress Community Development District, Collier County, Florida, Special Assessment Bonds, Phase 1 & 2 Assessment Area, Series 2015, 5.000%, 11/01/45	11/26 at 100.00	N/R	1,904,109

	Windsor at Westside Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 1 Project, Series 2015:
1,555	5.000%, 11/01/35	11/25 at 100.00	N/R	1,563,770
1,110	5.125%, 11/01/45	11/25 at 100.00	N/R	1,114,396

1,105	Windsor at Westside Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 2 Project, Series 2016, 4.750%, 11/01/37	11/27 at 100.00	N/R	1,084,060

	Wiregrass Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2014:
500	5.375%, 5/01/35	5/25 at 100.00	N/R	522,935
2,390	5.625%, 5/01/45	5/25 at 100.00	N/R	2,514,065

	Wiregrass Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016:
915	4.875%, 5/01/36	5/26 at 100.00	N/R	917,827
1,700	5.000%, 5/01/47	5/26 at 100.00	N/R	1,709,945

	Wynnmere East Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016:
540	5.125%, 5/01/36	5/28 at 100.00	N/R	551,173
985	5.500%, 5/01/46	5/28 at 100.00	N/R	1,012,905

NUVEEN	77

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$570	Wynnmere West Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2014, 5.000%, 11/01/28	11/25 at 100.00	N/R	$630,357
1,585,162	Total Florida			1,552,550,384

	Georgia – 0.5%

1,485	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Trestletree Village Apartments, Series 2013A, 5.000%, 11/01/48	11/23 at 100.00	BBB+	1,506,399

5,125	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (7)	5,516,191

2,820	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (7)	3,028,454

7,750	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2015, 5.000%, 11/01/40 (UB)	5/25 at 100.00	A+	8,959,775

	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Tender Option Bond Trust 2015-XF0234:
4,385	18.551%, 11/01/40 (IF)	5/25 at 100.00	A+	7,805,256
1,215	18.506%, 11/01/40 (IF)	5/25 at 100.00	A+	2,160,185

	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
890	5.250%, 12/01/22 (4), (9)	12/17 at 100.00	N/R	—
95	5.375%, 12/01/28 (4), (9)	12/17 at 100.00	N/R	—

10,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	BB+	12,190,605

4,750	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013B, 7.000%, 10/01/43	10/23 at 100.00	N/R	5,268,748

5,445	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 6.500%, 4/01/43	4/23 at 100.00	N/R	5,444,946

6,000	Fulton County Residential Care Facilities for the Elderly Authority, Georgia, Revenue Bonds, Lenbrook Square Foundation, Inc. Project, Refunding Series 2016, 5.000%, 7/01/42	7/23 at 103.00	BBB	6,494,100

2,630	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Tender Option Bond Trust 2015-XF1016, 19.527%, 8/15/49 (IF) (6)	2/25 at 100.00	AA–	4,616,439

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
1,128	5.500%, 7/15/23	7/21 at 100.00	N/R	1,140,194
2,242	5.500%, 7/15/30	7/21 at 100.00	N/R	2,263,250
2,461	5.500%, 1/15/36	7/21 at 100.00	N/R	2,483,900

	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for Classical Education, Series 2017:
840	5.875%, 6/15/47	6/27 at 100.00	N/R	879,362
1,550	6.000%, 6/15/52	6/27 at 100.00	N/R	1,625,392

7,000	Marietta Development Authority, Georgia, University Facilities Revenue Bonds, Life University, Inc. Project, Refunding Series 2017A, 5.000%, 11/01/37	11/27 at 100.00	Ba3	7,480,200
68,311	Total Georgia			78,863,396

	Guam – 0.5%

2,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/39	11/25 at 100.00	A	2,668,325

	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
2,000	5.250%, 1/01/36	1/22 at 100.00	A	2,116,060
11,400	5.125%, 1/01/42	1/22 at 100.00	A	11,880,738

78	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Guam (continued)

$500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	$517,970

	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A:
1,000	6.625%, 12/01/30	12/20 at 100.00	B+	1,046,140
8,000	6.875%, 12/01/40	12/20 at 100.00	B+	8,419,840

	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
2,000	5.250%, 7/01/33	7/23 at 100.00	BBB–	2,196,220
3,840	5.500%, 7/01/43	7/23 at 100.00	BBB–	4,247,539

2,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2016, 5.000%, 1/01/46	7/26 at 100.00	BBB–	2,135,720

	Guam Government, General Obligation Bonds, 2009 Series A:
7,800	6.750%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (7)	8,721,102
32,530	7.000%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (7)	36,534,768

1,410	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	1,613,082

1,500	Guam Power Authority, Revenue Bonds, Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	BBB–	1,652,415
76,480	Total Guam			83,749,919

	Hawaii – 0.2%

3,604	Hawaii Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37 (Pre-refunded 10/12/17)	10/17 at 100.00	N/R (7)	3,610,091

	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A:
3,040	6.625%, 7/01/33	7/23 at 100.00	BB	3,271,557
9,450	6.875%, 7/01/43	7/23 at 100.00	BB	10,188,707

4,550	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2015, 5.000%, 7/01/20	1/19 at 100.00	N/R	4,582,032

5,205	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds, Wilikina Apartments Project, Series 2012A, 6.750%, 5/01/47	5/22 at 100.00	A–	5,669,234

	Kauai County, Hawaii, Special Tax Bonds, Community Facilities District 2008-1 Kukuiula Development Project, Series 2012:
1,100	5.625%, 5/15/33	5/22 at 100.00	N/R	1,126,191
3,000	5.750%, 5/15/42	5/22 at 100.00	N/R	3,071,100
29,949	Total Hawaii			31,518,912

	Idaho – 0.1%

3,702	Harris Ranch Community Infrastructure District 1, Boise, Idaho, Special Assessment Bonds, Assessment Area One, Series 2011, 9.000%, 9/01/40	9/21 at 100.00	N/R	4,080,233

770	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016, 5.000%, 9/01/37	9/26 at 100.00	BB+	841,479

1,305	Idaho Housing and Finance Association Nonprofit Facilities Revenue Bonds, Liberty Charter School, Inc., Series 2008A, 6.000%, 6/01/38	6/18 at 100.00	BBB–	1,323,009

1,000	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Victory Charter School, Inc. Project, Refunding Series 2016A, 5.000%, 7/01/39	7/26 at 100.00	BBB–	1,065,590

NUVEEN	79

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Idaho (continued)

	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Xavier Charter School, Inc. Project, Series 2015A:
$1,000	5.000%, 6/01/35	6/25 at 100.00	BBB	$1,066,130
2,380	5.000%, 6/01/44	6/25 at 100.00	BBB	2,510,019
10,157	Total Idaho			10,886,460

	Illinois – 13.3%

8,240	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	12/17 at 100.00	N/R	8,177,788

4,000	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Forest City Project, Series 2005, 5.900%, 3/01/27	12/17 at 100.00	N/R	4,000,120

2,250	Bradley, Illinois, Tax Increment Bonds, Bradley Commons, Series 2007, 6.100%, 1/01/27	1/18 at 101.00	N/R	2,263,973

4,660	Central Illinois Economic Development Authority, Illinois, Multifamily Housing Revenue Bonds, Huntington Ridge Apartments Project, Series 2014, 5.000%, 8/01/30	8/24 at 100.00	N/R	4,751,569

5,505	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Tender Option Bond Trust 2016-XG0073, 19.315%, 12/01/39 – AGM Insured (IF) (6)	12/21 at 100.00	B3	8,332,478

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement Revenues, Series 2017:
9,460	5.750%, 4/01/35 (UB) (6)	4/27 at 100.00	A	10,693,679
38,215	6.100%, 4/01/36 (UB) (6)	4/27 at 100.00	A	45,508,715
116,670	6.000%, 4/01/46 (WI/DD, Settling 10/05/17) (UB) (6)	4/27 at 100.00	A	137,702,101

755	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenue, Green Bonds, Project Series 2015E, 5.125%, 12/01/32	12/24 at 100.00	B	758,269

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A:
12,420	5.500%, 12/01/39	12/21 at 100.00	B3	12,589,657
650	5.250%, 12/01/41	12/21 at 100.00	B3	649,064
1,260	5.000%, 12/01/41	12/21 at 100.00	B3	1,252,919

10,855	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2012A, 5.000%, 12/01/42	12/22 at 100.00	B3	10,792,692

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Project Series 2015C:
9,460	5.250%, 12/01/35	12/24 at 100.00	B	9,448,270
7,165	5.250%, 12/01/39	12/24 at 100.00	B	7,155,112

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2010F:
80	5.000%, 12/01/18	No Opt. Call	B3	81,390
1,500	5.000%, 12/01/19	No Opt. Call	B3	1,547,550
4,500	5.000%, 12/01/31	12/20 at 100.00	B3	4,495,140

20	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2010F, 5.000%, 12/01/18 (ETM)	No Opt. Call	N/R (7)	20,924

635	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2012B, 5.000%, 12/01/34	12/22 at 100.00	B3	632,784

16,800	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 7.000%, 12/01/42	12/27 at 100.00	N/R	20,257,608

105	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2008C, 5.000%, 12/01/28	12/18 at 100.00	B3	104,213

80	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$263,180	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	B	$307,931,127

43,420	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A, 7.000%, 12/01/46	12/27 at 100.00	N/R	52,277,246

8,150	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/29 – NPFG Insured	No Opt. Call	B+	4,933,114

	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
1,765	0.000%, 12/01/29 – FGIC Insured	No Opt. Call	B+	1,066,395
4,550	0.000%, 12/01/30 – NPFG Insured	No Opt. Call	B+	2,613,338

2,705	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/31 – FGIC Insured	No Opt. Call	B+	1,479,689

6,870	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Series 2015A, 5.000%, 12/01/44 (UB)	12/24 at 100.00	AA+	7,596,296

9,155	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Series 2015B, 5.000%, 12/01/44 (UB)	12/24 at 100.00	AA+	10,122,867

8,935	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40 (UB) (6)	12/21 at 100.00	A3	9,601,283

52,720	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014, 5.000%, 12/01/44 (UB) (6)	12/24 at 100.00	AA	57,450,565

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Tender Option Bond Trust 2015-XF0232:
8,000	18.284%, 12/01/44 – AGM Insured (IF)	12/24 at 100.00	AA	11,589,200
500	18.284%, 12/01/44 - AGM Insured (IF)	12/24 at 100.00	AA	724,325
2,950	18.273%, 12/01/44 - AGM Insured (IF)	12/24 at 100.00	AA	4,272,603

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Tender Option Bond Trust 2015-XF1040:
2,600	18.533%, 12/01/44 (IF) (6)	12/24 at 100.00	AA	3,766,490
2,000	18.533%, 12/01/44 (IF) (6)	12/24 at 100.00	AA	2,897,300
3,755	18.533%, 12/01/44 (IF) (6)	12/24 at 100.00	AA	5,439,681
1,000	19.777%, 12/01/49 (IF) (6)	12/24 at 100.00	AA	1,537,400
2,000	19.777%, 12/01/49 (IF) (6)	12/24 at 100.00	AA	3,074,800
1,150	19.777%, 12/01/49 (IF) (6)	12/24 at 100.00	AA	1,768,010

1,174	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 188 West Randolph/Wells Redevelopment Project, Note Series 2014, 6.835%, 3/15/33	12/17 at 100.00	N/R	1,173,459

1,005	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State Redevelopment Project, Series 2012, 6.100%, 1/15/29	12/17 at 100.00	N/R	985,254

6,251	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26 (4)	12/17 at 100.00	N/R	4,419,338

4,424	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Pullman Park/Chicago Redevelopment Project, Series 2013A, 7.125%, 3/15/33	10/18 at 100.00	N/R	4,459,297

6,085	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Note, North Pullman Chicago Neighborhood Initiative, Inc., Redevelopement Project-Whole Foods Warehouse & Distribution Facility, Series 2016A, 5.000%, 3/15/34	7/21 at 100.00	N/R	5,867,218

	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
21,370	0.000%, 1/01/31 - NPFG Insured	No Opt. Call	BBB–	12,527,308
9,325	0.000%, 1/01/34 - FGIC Insured	No Opt. Call	BBB–	4,677,234
32,170	0.000%, 1/01/39 - NPFG Insured	No Opt. Call	BBB–	12,415,046

NUVEEN	81

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series 2002B:
$2,595	5.500%, 1/01/31	1/25 at 100.00	Ba1	$2,879,230
2,500	5.500%, 1/01/34	1/25 at 100.00	Ba1	2,747,175
2,500	5.500%, 1/01/37	1/25 at 100.00	Ba1	2,740,575

	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A:
2,995	5.250%, 1/01/30	1/24 at 100.00	Ba1	3,255,625
1,445	5.250%, 1/01/32	1/24 at 100.00	Ba1	1,553,939
9,000	5.000%, 1/01/35	1/24 at 100.00	Ba1	9,503,370

	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A:
5,000	5.625%, 1/01/30	1/27 at 100.00	BBB–	5,731,350
15,025	5.750%, 1/01/33	1/27 at 100.00	BBB–	17,166,213
6,440	5.750%, 1/01/34	1/27 at 100.00	BBB–	7,304,184
134,600	6.000%, 1/01/38	1/27 at 100.00	BBB–	155,920,640

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2003B:
2,740	5.250%, 1/01/28	1/25 at 100.00	Ba1	3,048,469
2,900	5.500%, 1/01/34	1/25 at 100.00	Ba1	3,186,723

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D:
5,000	5.500%, 1/01/33	1/25 at 100.00	Ba1	5,511,300
6,850	5.500%, 1/01/37	1/25 at 100.00	Ba1	7,509,176
15,675	5.500%, 1/01/40	1/25 at 100.00	Ba1	17,152,369

	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C:
1,695	5.000%, 1/01/34	1/19 at 100.00	Ba1	1,737,239
5,795	5.000%, 1/01/40	1/19 at 100.00	Ba1	5,939,411

	Chicago, Illinois, General Obligation Bonds, Project Series 2011A:
3,070	5.250%, 1/01/35	1/21 at 100.00	Ba1	3,201,181
3,930	5.000%, 1/01/40	1/21 at 100.00	Ba1	4,059,651

9,400	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/33	1/22 at 100.00	Ba1	9,786,716

2,000	Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E, 5.500%, 1/01/42	1/25 at 100.00	Ba1	2,185,860

11,740	Chicago, Illinois, General Obligation Bonds, Refunding Series 2008A, 5.250%, 1/01/37 – FGIC Insured	1/18 at 100.00	Ba1	11,816,193

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
2,000	5.000%, 1/01/25	No Opt. Call	BBB–	2,250,660
2,000	5.000%, 1/01/26	No Opt. Call	BBB–	2,257,720
3,365	5.000%, 1/01/35	1/26 at 100.00	BBB–	3,592,104
3,500	5.000%, 1/01/38	1/26 at 100.00	BBB–	3,728,620

	Chicago, Illinois, General Obligation Bonds, Series 2000A:
5,515	0.000%, 1/01/28 - FGIC Insured	No Opt. Call	BBB–	3,744,961
4,125	0.000%, 1/01/29 - FGIC Insured	No Opt. Call	BBB–	2,670,649

	Chicago, Illinois, General Obligation Bonds, Series 2015A:
3,900	5.500%, 1/01/35	1/25 at 100.00	BBB–	4,272,957
4,775	5.500%, 1/01/39	1/25 at 100.00	BBB–	5,228,195

800	Chicago, Illinois, General Obligation Bonds, Tender Option Bond Trust 2016–XF2342, 18.647%, 1/01/35 – AGM Insured (IF) (6)	1/21 at 100.00	Ba1	1,076,960

23,110	Chicago, Illinois, General Obligation Bonds, Variable Rate Demand Series 2007F, 5.500%, 1/01/42	1/25 at 100.00	Ba1	25,257,612

	Cook County, Illinois, General Obligation Bonds, Series 2016A:
2,750	5.000%, 11/15/30 (UB) (6)	11/26 at 100.00	A2	3,168,743
7,500	5.000%, 11/15/31 (UB) (6)	11/26 at 100.00	A2	8,605,800

82	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$60,080	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	CCC+	$64,584,798

6,000	Cook County, Illinois, Sales Tax Revenue Bonds, Series 2017, 4.000%, 11/15/39 (WI/DD, Settling 10/05/17) (UB)	11/27 at 100.00	AAA	6,300,840

1,200	East Dundee, Illinois, Kane and Cook Counties, Illinois, Limited Obligation Tax Increment Revenue Bonds, Route 25 South Redevelopment Project, Series 2012, 5.250%, 12/01/22	12/21 at 100.00	N/R	1,217,352

	Evanston, Illinois, Educational Facility Revenue Bonds, Roycemore School Project, Series 2011:
7,405	7.750%, 7/01/30 (4)	7/21 at 100.00	N/R	5,183,648
1,545	8.000%, 7/01/35 (4)	7/21 at 100.00	N/R	1,081,531
2,000	8.250%, 7/01/41 (4)	7/21 at 100.00	N/R	1,400,040

1,605	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	1,685,250

2,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 2015–XF0230, 18.684%, 1/01/39 (IF)	1/24 at 100.00	AA–	3,339,900

930	Illinois Development Finance Authority, Environmental Services Revenue Bonds, Citgo Petroleum Corporation Project, Series 2002, 8.000%, 6/01/32 (Alternative Minimum Tax)	12/17 at 100.00	B3	931,553

	Illinois Finance Authority Revenue Bonds, Ness Healthcare NFP, Series 2016A:
11,295	6.250%, 11/01/36	11/26 at 100.00	N/R	10,993,875
13,325	6.375%, 11/01/46	11/26 at 100.00	N/R	12,904,996

1,870	Illinois Finance Authority Revenue Bonds, Ness Healthcare NFP, Taxable Series 2016B, 10.000%, 11/01/24	No Opt. Call	N/R	1,868,822

	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007:
25	5.000%, 12/01/21	12/17 at 100.00	BBB	25,043
2,830	5.000%, 12/01/36	12/17 at 100.00	BBB	2,831,641

	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A:
845	5.750%, 12/01/35	12/25 at 100.00	N/R	855,909
4,475	6.000%, 12/01/45	12/25 at 100.00	N/R	4,558,369

	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A:
1,500	6.875%, 10/01/31	10/21 at 100.00	BB+	1,640,160
5,210	7.125%, 10/01/41	10/21 at 100.00	BB+	5,718,183

1,620	Illinois Finance Authority, Education Revenue Bonds, Noble Network of Charter Schools, Series 2013, 6.000%, 9/01/32	9/23 at 100.00	BBB	1,793,777

80,560	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	CCC+	86,600,389

5,190	Illinois Finance Authority, Revenue Bonds, Central Baptist Village, Series 2007, 5.375%, 11/15/39	11/17 at 100.00	N/R	5,192,855

	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Tender Option Bond Trust 2016-XG0008:
1,500	15.757%, 8/15/33 – AGC Insured (IF) (6)	8/18 at 100.00	AA–	1,700,400
2,495	15.757%, 8/15/47 – AGC Insured (IF) (6)	8/18 at 100.00	AA–	2,801,985
1,625	15.757%, 8/15/47 – AGC Insured (IF) (6)	8/18 at 100.00	AA–	1,824,940
625	15.861%, 8/15/47 – AGC Insured (IF) (6)	8/18 at 100.00	AA–	701,900
550	15.796%, 8/15/47 – AGC Insured (IF) (6)	8/18 at 100.00	AA–	617,364

785	Illinois Finance Authority, Revenue Bonds, De Kalb Supportive Living Project, Series 2007, 6.100%, 12/01/41 (Alternative Minimum Tax)	12/17 at 102.00	N/R	794,726

NUVEEN	83

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$5,500	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.625%, 2/15/37	12/17 at 100.00	BB–	$5,499,890

	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A:
1,000	5.000%, 4/01/26	12/17 at 100.00	BB	1,000,200
11,170	5.000%, 4/01/31	12/17 at 100.00	BB	11,169,442
19,140	5.000%, 4/01/36	12/17 at 100.00	BB	18,844,861

6,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	BB	6,217,740

2,905	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 6.000%, 10/01/48	10/22 at 100.00	BBB–	3,111,778

10,055	Illinois Finance Authority, Revenue Bonds, Midwest Regional Medical Center Galena-Stauss Hospital, Series 2006, 6.750%, 10/01/46	10/17 at 100.00	N/R	10,063,547

3,125	Illinois Finance Authority, Revenue Bonds, Northshore University HealthSystem, Tender Option Bond Trust 2015-XF0060, 15.030%, 5/01/30 (IF)	5/20 at 100.00	AA	4,103,625

	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender Option Bond Trust 2015-XF0076:
560	15.030%, 8/15/37 (IF)	8/22 at 100.00	Aa2	762,877
1,000	15.030%, 8/15/37 (IF)	8/22 at 100.00	Aa2	1,362,280
1,925	15.039%, 8/15/43 (IF)	8/22 at 100.00	Aa2	2,568,200

	Illinois Finance Authority, Revenue Bonds, Northwestern University, Tender Option Bond Trust 2016-XG0026:
625	17.046%, 8/15/36 (Pre-refunded 8/15/19) (IF)	8/19 at 100.00	AA– (7)	832,650
490	17.046%, 8/15/37 (Pre-refunded 2/15/21) (IF)	2/21 at 100.00	AA– (7)	772,005

1,900	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37 (Pre-refunded 11/15/17) (UB) (6)	11/17 at 100.00	A (7)	1,912,084

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bond Trust 2017-XG0133:
1,125	17.097%, 11/15/33 (Pre-refunded 11/15/17) (IF) (6)	11/17 at 100.00	A (7)	1,153,586
4,425	18.103%, 5/15/39 (IF)	5/20 at 100.00	A	6,440,057
3,980	18.093%, 5/15/39 (IF)	5/20 at 100.00	A	5,790,900
1,595	18.078%, 5/15/39 (IF)	5/20 at 100.00	A	2,317,726

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bond Trust 2016-XF2338:
3,525	14.745%, 5/15/41 (IF) (6)	5/22 at 100.00	A	4,570,515
2,500	14.745%, 5/15/41 (IF) (6)	5/22 at 100.00	A	3,241,500

27,075	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C, 4.000%, 2/15/41	2/27 at 100.00	BBB–	27,583,739

1,110	Illinois Finance Authority, Revenue Bonds, Provena Health Series 2010A, 6.000%, 5/01/28 (Pre–refunded 5/01/20)	5/20 at 100.00	BBB– (7)	1,247,118

	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A:
75	7.750%, 8/15/34 (Pre–refunded 8/15/19)	8/19 at 100.00	N/R (7)	84,284
8,045	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	BBB– (7)	9,040,891

200	Illinois Finance Authority, Revenue Bonds, Roosevelt University Project, Refunding Series 2009, 6.500%, 4/01/44	10/19 at 100.00	BB	213,808

9,040	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/38 (Pre-refunded 11/01/18) (UB) (6)	11/18 at 100.00	Aaa	9,646,132

84	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,450	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009B, 7.250%, 11/01/38 (Pre-refunded 11/01/18) (UB) (6)	11/18 at 100.00	Aaa	$2,614,273

5,550	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (Pre-refunded 5/01/19) (UB) (6)	5/19 at 100.00	Aaa	6,037,901

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Tender Option Bonds Trust 2016-XG0050:
300	20.605%, 11/01/29 (Pre-refunded 5/01/19) (IF) (6)	5/19 at 100.00	Aaa	400,884
250	21.595%, 11/01/39 (Pre-refunded 5/01/19) (IF) (6)	5/19 at 100.00	Aaa	337,910
3,067	21.584%, 11/01/39 (Pre-refunded 5/01/19) (IF) (6)	5/19 at 100.00	Aaa	4,144,866
1,065	21.548%, 11/01/39 (Pre-refunded 5/01/19) (IF) (6)	5/19 at 100.00	Aaa	1,438,613
815	21.533%, 11/01/39 (Pre-refunded 5/01/19) (IF) (6)	5/19 at 100.00	Aaa	1,100,706
315	21.436%, 11/01/39 (Pre-refunded 5/01/19) (IF) (6)	5/19 at 100.00	Aaa	424,885

650	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (7)	719,596

	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust 2015-XF0121:
1,030	18.687%, 8/15/41 – AGM Insured (IF) (6)	8/21 at 100.00	A2	1,582,492
665	18.591%, 8/15/41 – AGM Insured (IF) (6)	8/21 at 100.00	A2	1,019,691

69,495	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2016B, 4.000%, 8/15/41 (UB) (6)	2/27 at 100.00	AA–	70,635,413

	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 2015-XF0108:
4,250	16.918%, 8/15/41 (Pre-refunded 2/15/21) (IF) (6)	2/21 at 100.00	AA– (7)	6,695,960
3,025	16.918%, 8/15/41 (Pre-refunded 2/15/21) (IF) (6)	2/21 at 100.00	AA– (7)	4,765,948

2,285	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 2016-XG0026, 17.046%, 8/15/36 (Pre-refunded 8/15/19) (IF)	8/19 at 100.00	AA– (7)	3,044,168

3,035	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2013, 5.250%, 2/15/40	2/23 at 100.00	N/R	3,081,648

20,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2015A, 5.000%, 10/01/46 (UB) (6)	10/25 at 100.00	AA–	22,504,000

	Illinois Health Facilities Authority, Ann & Robert H. Lurie Children’s Hospital of Chicago Revenue Bonds, Series 2017:
2,500	4.000%, 8/15/37 (UB) (6)	8/27 at 100.00	AA–	2,565,675
6,000	4.000%, 8/15/39 (UB) (6)	8/27 at 100.00	AA–	6,122,640

22,010	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Series 2006, 4.850%, 4/20/41 (UB) (6)	12/17 at 100.00	AA+	22,026,728

	Illinois Sports Facility Authority, State Tax Supported Bonds, Tender Option Bond Trust 2015-XF1009:
250	15.397%, 6/15/32 – AGM Insured (IF) (6)	6/24 at 100.00	BB+	360,120
3,305	15.391%, 6/15/32 – AGM Insured (IF) (6)	6/24 at 100.00	BB+	4,760,225
2,245	15.389%, 6/15/32 – AGM Insured (IF) (6)	6/24 at 100.00	BB+	3,233,316

	Illinois State, General Obligation Bonds, April Series 2014:
8,695	5.000%, 4/01/36 – AGM Insured (UB) (6)	4/24 at 100.00	BBB–	9,369,297
3,000	5.000%, 4/01/38	4/24 at 100.00	BBB–	3,140,610
5,000	5.000%, 4/01/39	4/24 at 100.00	BBB–	5,237,250

2,890	Illinois State, General Obligation Bonds, February Series 2014, 5.000%, 2/01/39	2/24 at 100.00	BBB–	3,023,894

NUVEEN	85

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois State, General Obligation Bonds, January Series 2016:
$1,500	5.000%, 1/01/33	1/26 at 100.00	BBB–	$1,599,060
1,300	5.000%, 1/01/41	1/26 at 100.00	BBB–	1,359,839

	Illinois State, General Obligation Bonds, March Series 2012:
11,500	5.000%, 3/01/30 (UB) (6)	3/22 at 100.00	BBB–	12,142,850
10,500	5.000%, 3/01/33 (UB) (6)	3/22 at 100.00	BBB–	10,999,485

	Illinois State, General Obligation Bonds, May Series 2014:
7,625	5.000%, 5/01/33 (UB) (6)	5/24 at 100.00	BBB–	8,094,319
100	5.000%, 5/01/36	5/24 at 100.00	BBB–	105,206

	Illinois State, General Obligation Bonds, November Series 2016:
2,000	5.000%, 11/01/35	11/26 at 100.00	BBB–	2,127,560
1,000	5.000%, 11/01/37	11/26 at 100.00	BBB–	1,057,570
4,200	5.000%, 11/01/38	11/26 at 100.00	BBB–	4,432,050
230	5.000%, 11/01/40	11/26 at 100.00	BBB–	241,822

1,495	Illinois State, General Obligation Bonds, Series 2012A, 5.000%, 3/01/37	3/22 at 100.00	BBB–	1,553,768

740	Illinois State, General Obligation Bonds, Series 2013A, 5.000%, 4/01/38	4/23 at 100.00	BBB–	770,673

	Illinois State, General Obligation Bonds, Series 2013:
170	5.500%, 7/01/26	7/23 at 100.00	BBB–	190,397
100	5.500%, 7/01/38	7/23 at 100.00	BBB–	108,708

1,795	Illinois State, General Obligation Bonds, Tender Option Bond Trust 2015–XF1006, 14.125%, 4/01/32 – AGM Insured (IF) (6)	4/24 at 100.00	BBB–	2,604,850

6,665	Illinois State, General Obligation Bonds, Tender Option Bond Trust 2015–XF1010, 14.095%, 2/01/39 – AGM Insured (IF) (6)	2/24 at 100.00	BBB–	8,512,805

	Illinois State, General Obligation Bonds, Tender Option Bond Trust 2015–XF1012:
2,750	14.155%, 7/01/28 – AGM Insured (IF) (6)	7/23 at 100.00	BBB–	4,096,070
1,850	15.145%, 7/01/33 – AGM Insured (IF) (6)	7/23 at 100.00	BBB–	2,686,570

8,825	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Series 2016A, 4.000%, 6/15/31 (UB) (6)	6/26 at 100.00	AA–	9,231,480

25,935	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A–1, 7.125%, 1/01/36 (16)	12/17 at 100.00	N/R	11,012,001

4,015	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/36 – ACA Insured (4)	12/17 at 100.00	N/R	3,672,119

	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
1,595	5.250%, 1/01/25 (17)	12/17 at 100.00	D	461,912
3,675	5.250%, 1/01/30 (17)	12/17 at 100.00	D	1,064,280
5,420	5.250%, 1/01/36 (17)	12/17 at 100.00	D	1,569,632

12,431	Lombard Public Facilities Corporation, Illinois, Third Tier Conference Center and Hotel Revenue Bonds, Series 2005C-3, 12.000%, 1/01/36 (4)	7/18 at 100.00	N/R	124

2,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012A, 5.000%, 6/15/42 – NPFG Insured	6/22 at 100.00	BB+	2,554,500

86	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B:
$8,715	0.000%, 12/15/41 – AGM Insured	No Opt. Call	A2	$3,193,350
2,650	0.000%, 12/15/50	No Opt. Call	BB+	396,811
7,100	0.000%, 12/15/50 – AGM Insured	No Opt. Call	A2	1,683,978
7,785	0.000%, 12/15/51 – AGM Insured	No Opt. Call	A2	1,760,500
19,360	5.000%, 6/15/52	6/22 at 100.00	BBB–	19,560,763

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A:
12,900	0.000%, 12/15/52 – AGM Insured	No Opt. Call	BBB–	2,780,079
6,935	5.000%, 6/15/53	12/25 at 100.00	BB+	7,046,515

1,315	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2010A, 5.500%, 6/15/50	6/20 at 100.00	BBB–	1,361,012

3,980	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B–1, 0.000%, 6/15/43 – AGM Insured	No Opt. Call	BBB–	1,356,702

	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2:
4,670	5.250%, 6/15/50	6/20 at 100.00	BB+	4,765,315
2,660	5.000%, 6/15/50	6/20 at 100.00	BB+	2,677,875

430	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1994B, 0.000%, 6/15/29 – FGIC Insured	No Opt. Call	A3	279,027

	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
1,755	0.000%, 12/15/29 – NPFG Insured	No Opt. Call	BBB–	1,113,951
5,000	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	BBB–	2,900,050
16,445	0.000%, 12/15/32 – NPFG Insured	No Opt. Call	BBB–	9,084,218
16,275	0.000%, 6/15/33 – NPFG Insured	No Opt. Call	BBB–	8,708,590
14,000	0.000%, 12/15/33 – NPFG Insured	No Opt. Call	BBB–	7,343,700
6,500	0.000%, 12/15/34 – NPFG Insured	No Opt. Call	BBB–	3,243,500
6,450	0.000%, 6/15/35 – NPFG Insured	No Opt. Call	BBB–	3,132,378
6,270	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	BBB–	2,983,517
56,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BBB–	25,342,800
55,600	0.000%, 12/15/37 – NPFG Insured	No Opt. Call	BBB–	23,953,592
32,555	0.000%, 6/15/38 – NPFG Insured	No Opt. Call	BBB–	13,652,916

1,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2010B-1, 5.000%, 6/15/50 – AGM Insured (UB) (6)	6/20 at 100.00	BB+	1,057,010

4,075	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2010B-2, 5.000%, 6/15/50 – AGM Insured (UB) (6)	6/20 at 100.00	BB+	4,307,316

7,360	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2015A, 5.000%, 6/15/53 (UB) (6)	12/25 at 100.00	BB+	7,478,349

4,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 2015-XF1045, 13.183%, 6/15/52 (IF) (6)	6/22 at 100.00	BB+	4,165,920

	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 2015-XF1046:
265	15.492%, 6/15/50 (IF) (6)	6/20 at 100.00	BB+	301,737
9,300	14.428%, 6/15/50 (IF) (6)	6/20 at 100.00	BB+	10,012,008

4,170	Pingree Grove Village, Illinois, Charter School Revenue Bonds, Cambridge Lakes Learning Center, Series 2007, 6.000%, 6/01/36	6/18 at 100.00	N/R	4,177,464

NUVEEN	87

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)		Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

		Illinois (continued)

$5,490		Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series 2013B, 7.000%, 12/01/33	12/23 at 100.00	N/R	$5,739,466

10,000		Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2003A, 6.000%, 7/01/33 – NPFG Insured (UB)	No Opt. Call	A2	13,049,300

—	(18)	Robbins, Illinois, Resource Recovery Revenue Bonds, Restructuring Project Guaranteed by Foster Wheeler Ltd., Series 1999C, 7.250%, 10/15/24 (Alternative Minimum Tax)	No Opt. Call	N/R	195

1,605		Saint Charles, Kane and DuPage Counties, Illinois, Senior Lien Limited Incremental Sales Tax Revenue Bonds, Series 2008 Zylstra Project, 6.950%, 1/01/21 (Pre-refunded 1/01/18)	1/18 at 100.00	N/R (7)	1,629,621

21,415		Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	Caa1	21,120,544

		Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013:
500		7.250%, 11/01/33 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (7)	664,170
7,775		7.250%, 11/01/36 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (7)	10,327,844
15,225		7.125%, 11/01/43 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (7)	20,113,900

3,000		Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	3/19 at 100.00	N/R	3,051,840

1,750		Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special Assessment Bonds, Series 2009, 7.875%, 3/01/32	3/19 at 100.00	N/R	1,787,223

1,870		Waukegan, Illinois, Special Assessment Improvement Bonds, Fountain Square, Series 2005, 6.125%, 3/01/30	12/17 at 100.00	N/R	1,734,238

410		Wayne Village, Illinois, Special Service Area 5 Assessment Bonds, Series 2007, 5.800%, 1/15/23	1/18 at 100.00	N/R	401,800

2,150		Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/26 (19)	1/19 at 100.00	N/R	1,289,033

1,900		Yorkville, Illinois, Special Tax Bonds, Special Service Area 2003-100 Raintree Village Project, Series 2013, 5.000%, 3/01/33	3/23 at 100.00	N/R	1,900,722

6,280		Yorkville, Illinois, Special Tax Bonds, Special Service Area 2006-113 Cannoball & Beecher, Series 2007, 5.750%, 3/01/28	3/19 at 100.00	N/R	6,298,777
2,124,777		Total Illinois			2,097,943,124

		Indiana – 1.5%

		Allen County, Indiana, Economic Development Revenue Bonds, Fort Wayne Project, Senior Series 2017A-1:
925		6.625%, 1/15/34	1/24 at 104.00	N/R	977,771
1,000		6.750%, 1/15/43	1/24 at 104.00	N/R	1,056,730
2,100		6.875%, 1/15/52	1/24 at 104.00	N/R	2,218,629

		Carmel, Indiana, Revenue Bonds, Barrington of Carmel Project, Series 2012A:
1,000		7.125%, 11/15/42	11/22 at 100.00	N/R	1,090,560
7,500		7.125%, 11/15/47	11/22 at 100.00	N/R	8,161,575

		Chesterton, Indiana, Economic Development Revenue Bonds, Storypoint Chesterton Project, Series 2016:
3,340		6.125%, 1/15/34	1/24 at 104.00	N/R	3,369,292
3,180		6.250%, 1/15/43	1/24 at 104.00	N/R	3,215,584
2,000		6.375%, 1/15/51	1/24 at 104.00	N/R	2,023,940

6,835		East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1998, 5.500%, 9/01/28 (Alternative Minimum Tax)	No Opt. Call	B1	7,556,844

88	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$860	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1999, 6.375%, 8/01/29 (Alternative Minimum Tax)	12/17 at 100.00	B1	$861,858

4,000	Evansville, Indiana, Multifamily Housing Revenue Bonds, Silver Birch of Evansville Projects, Series 2017, 5.450%, 1/01/38	1/23 at 105.00	N/R	4,011,480

1,595	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option Bond Trust 2016-XL0019, 15.830%, 4/01/30 – AMBAC Insured (IF) (6)	No Opt. Call	AA	3,222,729

3,750	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Tender Option Bond Trust 2015-XF0115, 15.132%, 10/15/19 (IF) (6)	No Opt. Call	A3	4,916,100

7,355	Indiana Finance Authority, Educational Facilities Revenue Bonds, 21st Century Charter School Project, Series 2013A, 6.250%, 3/01/43	3/23 at 100.00	B+	6,856,552

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Avondale Meadows Academy Project, Series 2017:
3,090	5.125%, 7/01/37	7/27 at 100.00	BB	3,055,701
4,375	5.375%, 7/01/47	7/27 at 100.00	BB	4,320,531

4,370	Indiana Finance Authority, Educational Facilities Revenue Bonds, Discovery Charter School Project, Series 2015A, 7.250%, 12/01/45	12/25 at 100.00	BB–	4,439,221

3,925	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	B–	3,926,413

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Indiana Inc. Project, Series 2016:
2,475	7.000%, 12/01/34	12/24 at 100.00	N/R	2,592,315
4,920	7.250%, 12/01/44	12/24 at 100.00	N/R	5,148,288

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Northwest Indiana Inc. Project, Series 2016:
2,170	7.000%, 12/01/34	12/24 at 100.00	N/R	2,272,858
5,640	7.250%, 12/01/44	12/24 at 100.00	N/R	5,901,696

18,890	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	Caa1	19,250,421

22,300	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	Caa1	22,007,870

	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Tender Option Bond Trust 2015-XF1026:
3,750	14.397%, 5/01/42 (IF) (6)	5/23 at 100.00	A	5,129,400
1,000	14.397%, 5/01/42 (IF) (6)	5/23 at 100.00	A	1,367,840
1,600	14.397%, 5/01/42 (IF) (6)	5/23 at 100.00	A	2,188,544
1,000	14.397%, 5/01/42 (IF) (6)	5/23 at 100.00	A	1,367,840

	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health Services, Series 2010:
1,045	5.500%, 8/15/40	8/20 at 100.00	Baa2	1,117,669
875	5.500%, 8/15/45	8/20 at 100.00	Baa2	933,599

	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group Revenue Bonds, Tender Option Bond Trust 2015-XF0106:
3,085	16.120%, 12/01/38 (IF) (6)	12/19 at 100.00	AA–	3,987,301
5,000	16.092%, 12/01/38 (IF) (6)	12/19 at 100.00	AA–	6,463,000
330	16.092%, 12/01/38 (IF) (6)	12/19 at 100.00	AA–	426,558
1,250	16.092%, 12/01/38 (IF) (6)	12/19 at 100.00	AA–	1,615,750
1,460	16.080%, 12/01/38 (IF) (6)	12/19 at 100.00	AA–	1,886,816

NUVEEN	89

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2009A:
$1,960	5.500%, 1/01/38 (Pre-refunded 1/01/19) – AGC Insured (UB)	1/19 at 100.00	A1 (7)	$2,072,288
8,040	5.500%, 1/01/38 – AGC Insured (UB)	1/19 at 100.00	A	8,443,447

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Tender Option Bond Trust 2016-XG0024:
4,995	17.754%, 1/01/38 – AGC Insured (IF)	1/19 at 100.00	AA–	6,100,693
6,250	16.776%, 1/01/38 – AGC Insured (IF)	1/19 at 100.00	A	7,539,313
310	16.776%, 1/01/38 – AGC Insured (IF)	1/19 at 100.00	A	373,928
2,500	16.776%, 1/01/38 – AGC Insured (IF)	1/19 at 100.00	A	3,015,725

4,000	Merrillville, Indiana, Economic Development Revenue Bonds, Belvedere Housing Project, Series 2016, 5.750%, 4/01/36	4/24 at 102.00	N/R	3,856,680

21,500	Rockport, Indiana, Revenue Bonds, AK Steel Corporation, Series 2012, 7.000%, 6/01/28 (Alternative Minimum Tax)	2/22 at 100.00	B–	22,217,240

1,500	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Series 2013, 7.250%, 11/01/43 (Alternative Minimum Tax)	11/23 at 100.00	N/R	1,721,355

2,120	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	7/18 at 100.00	N/R	2,131,003

18,375	Terre Haute, Indiana, Economic Development Solid Waste Facility Revenue Bonds, Pyrolyx USA Indiana, LLC Project, Series 2017A, 7.250%, 12/01/28 (Alternative Minimum Tax)	No Opt. Call	N/R	18,358,463

185	Terre Haute, Indiana, Economic Development Solid Waste Facility Revenue Bonds, Pyrolyx USA Indiana, LLC Project, Series 2017B, 7.250%, 12/01/20	No Opt. Call	N/R	184,715

	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011:
5,000	7.750%, 9/01/31 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (7)	6,224,100
5,000	8.000%, 9/01/41 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (7)	6,269,550

3,950	Whiting Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2016, 4.000%, 1/15/32	1/23 at 100.00	N/R	3,722,915
223,675	Total Indiana			241,170,690

	Iowa – 2.3%

182,355	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	Ba2	184,417,435

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
1,525	5.000%, 12/01/19	No Opt. Call	B–	1,578,009
135,250	5.250%, 12/01/25	12/23 at 100.00	B–	143,481,315

1,630	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27	6/19 at 105.00	B–	1,738,102

	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
14,845	5.500%, 6/01/42	12/17 at 100.00	B2	14,843,516
8,345	5.625%, 6/01/46	12/17 at 100.00	B2	8,345,083

1,490	Pottawattamie County, Iowa, Revenue Bonds, Christian Homes, Inc. Obligated Group, Series 2007E, 5.750%, 5/15/31	12/17 at 100.00	BBB–	1,491,699

90	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Iowa (continued)

$2,000	Xenia Rural Water District, Iowa, Water Revenue Bonds, Refunding Capital Loan Note Series 2016, 5.000%, 12/01/41	12/26 at 100.00	BBB+	$2,207,120
347,440	Total Iowa			358,102,279

	Kansas – 0.6%

2,115	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF0063, 15.006%, 1/01/34 (IF)	1/20 at 100.00	AA–	2,815,488

1,860	Kansas Independent College Finance Authority, Educational Facilities Revenue Bonds, Tabor College Project, Series 2013, 5.800%, 3/01/37	3/20 at 100.00	N/R	1,903,691

2,850	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc., Series 2017A, 5.000%, 5/15/43	5/27 at 100.00	BB+	2,906,601

	Olathe, Kansas, Tax Increment Revenue Bonds, Gateway Area 1 Special Obligation Series 2006:
949	5.000%, 3/01/18 (20)	No Opt. Call	N/R	379,077
4,535	5.000%, 3/01/26 (20)	12/17 at 100.00	N/R	1,811,990

2,790	Olathe, Kansas, Transportation Development District Sales Tax Revenue Bonds, Gateway Project Area lA, Series 2006, 5.000%, 12/01/28 (4)	12/17 at 100.00	N/R	446,428

	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A:
13,500	5.250%, 1/01/32 – AMBAC Insured	12/17 at 100.00	BB+	13,502,025
1,000	5.125%, 1/01/32 – AMBAC Insured	12/17 at 100.00	BB+	1,000,050

14,000	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/32 – AMBAC Insured	12/17 at 100.00	BB	14,000,000

2,300	Overland Park, Kansas, Sales Tax Revenue Bonds, Prairiefire Community Improvement District No. 1 Project, Series 2012B, 6.100%, 12/15/34	12/22 at 100.00	N/R	2,028,002

	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012:
7,385	4.375%, 12/15/23	12/22 at 100.00	N/R	6,566,373
10,955	6.000%, 12/15/32	12/22 at 100.00	N/R	9,882,286

13,275	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Refunding & Improvement, Series 2015, 5.000%, 9/01/45 (UB) (6)	9/25 at 100.00	AA–	14,875,965

3,789	Wichita, Kansas, Multifamily Housing Revenue Bonds, Buttonwood Tree Apartments Project, Series 2002-I, 7.350%, 12/01/33 (Alternative Minimum Tax)	11/17 at 100.00	N/R	4,016,276

11,565	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 6.000%, 9/01/35	9/25 at 100.00	N/R	11,607,675

12,500	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 4-Major Multi-Sports Athletic Complex Project, Series 2015, 0.000%, 9/01/34	No Opt. Call	N/R	4,248,500
105,368	Total Kansas			91,990,427

	Kentucky – 0.7%

	Campbellsville, Kentucky, Industrial Building Revenue Bonds, Campbellsville University Project, Series 2017:
4,580	5.000%, 3/01/39	3/27 at 100.00	N/R	4,754,132
1,250	4.500%, 3/01/47	3/27 at 100.00	N/R	1,208,388

2,150	Kentucky Bond Development Corporation, Tax Increment Revenue Bonds, Summit Lexington Project, Series 2016A, 4.750%, 10/01/34	4/26 at 100.00	N/R	2,049,122

NUVEEN	91

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky (continued)

$5,240	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1024, 15.087%, 1/01/45 (IF) (6)	1/23 at 100.00	BBB+	$6,674,293

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A:
14,350	5.250%, 6/01/41	6/27 at 100.00	Baa3	15,897,648
13,655	5.000%, 6/01/41	6/27 at 100.00	Baa3	14,752,043
15,800	5.000%, 6/01/45	6/27 at 100.00	Baa3	16,951,188

8,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.375%, 6/01/40 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa3 (7)	9,097,520

2,500	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue Bonds, Rosedale Green Project, Refunding Series 2015, 5.750%, 11/15/45	11/25 at 100.00	N/R	2,541,975

1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	A3	1,017,750

16,250	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45	7/25 at 100.00	Baa2	17,577,300

14,660	Kentucky Housing Corporation, Multifamily Housing Revenue Bonds, Heritage Green Apartments Project, Series 2015, 5.625%, 5/01/45	5/25 at 100.00	N/R	14,917,136

1,000	Louisville-Jefferson County Metro Government, Kentucky, Revenue Bonds, Bellarmine University Inc. Project, Refunding & Improvement Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa3	1,020,880

225	Ohio County, Kentucky, Pollution Control Revenue Bonds, Big Rivers Electric Corporation Project, Refunding Series 2010A, 6.000%, 7/15/31	7/20 at 100.00	BB	230,281
100,660	Total Kentucky			108,689,656

	Louisiana – 1.3%

42,830	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	46,115,489

12,690	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41	7/21 at 100.00	B3	13,446,451

1,275	Juban Parc Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.150%, 10/01/49 (4)	No Opt. Call	N/R	254,987

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
6,750	6.750%, 12/15/37 (4)	12/17 at 100.00	N/R	4,386,825
1,085	6.000%, 12/15/37 (4)	12/17 at 100.00	N/R	705,142

90	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/17 (4)	No Opt. Call	N/R	58,491

10,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westside Habilitation Center Project, Refunding Series 2017A, 6.250%, 2/01/47	2/27 at 100.00	N/R	10,226,700

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Woman’s Hospital Foundation Project, Tender Option Bond Trust 2016-XF2336:
1,375	18.325%, 10/01/40 (Pre-refunded 10/01/20) (IF) (6)	10/20 at 100.00	A (7)	2,148,465
3,315	18.314%, 10/01/40 (Pre-refunded 10/01/20) (IF) (6)	10/20 at 100.00	A (7)	5,178,594

18,110	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	19,987,826

92	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$1,000	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	$1,104,770

	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A:
475	7.750%, 12/15/31	12/21 at 100.00	N/R	525,041
7,425	8.000%, 12/15/41	12/21 at 100.00	N/R	8,242,790

20,000	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2017, 0.000%, 10/01/46 (5)	10/33 at 100.00	BBB+	16,460,000

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011:
2,000	6.500%, 5/15/37 (Pre-refunded 5/15/21)	5/21 at 100.00	A3 (7)	2,374,020
600	6.750%, 5/15/41 (Pre-refunded 5/15/21)	5/21 at 100.00	A3 (7)	717,276

	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A:
3,900	8.250%, 12/15/38	12/23 at 100.00	N/R	4,348,890
4,125	8.375%, 12/15/43	12/23 at 100.00	N/R	4,608,079

5,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds, Louisiana Pellets Inc. Project, Series 2015, 7.000%, 7/01/24 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	50

2,070	Orange Grove Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2006, 5.300%, 11/01/21 (4)	12/17 at 100.00	N/R	382,950

	Saint Tammany Public Trust Financing Authority, Louisiana, Revenue Bonds, Christwood Project, Refunding Series 2015:
865	5.250%, 11/15/29	11/24 at 100.00	N/R	930,126
1,000	5.250%, 11/15/37	11/24 at 100.00	N/R	1,055,230

67,340	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	12/17 at 100.00	Ba1	67,507,003

2,410	Whispering Springs Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.200%, 10/01/21 (4)	12/17 at 100.00	N/R	433,053
215,730	Total Louisiana			211,198,248

	Maine – 0.1%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,300	6.950%, 7/01/36	7/21 at 100.00	Ba3	2,531,196
6,500	7.000%, 7/01/41	7/21 at 100.00	Ba3	7,142,265

3,950	Rumford, Maine, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Series 2001, 6.875%, 10/01/26 (Alternative Minimum Tax)	12/17 at 100.00	B3	3,966,274
12,750	Total Maine			13,639,735

	Maryland – 1.5%

	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages at Two Rivers Projects, Series 2014:
1,310	4.900%, 7/01/30	7/24 at 100.00	N/R	1,329,008
1,035	5.125%, 7/01/36	7/24 at 100.00	N/R	1,051,332
1,840	5.250%, 7/01/44	7/24 at 100.00	N/R	1,866,257

8,780	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017, 5.000%, 9/01/46	9/27 at 100.00	BBB–	9,899,274

NUVEEN	93

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

$1,500	Baltimore, Maryland, Special Obligation Bonds, Center/West Development Project, Series 2017A, 5.500%, 6/01/43	6/26 at 100.00	N/R	$1,553,205

2,040	Baltimore, Maryland, Special Obligation Bonds, East Baltimore Research Park Project, Series 2017A, 5.000%, 9/01/38	9/27 at 100.00	N/R	2,179,781

4,530	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2016, 5.125%, 6/01/43	6/26 at 100.00	N/R	4,675,322

8,062	Brunswick, Frederick County, Maryland, Special Obligation Bonds, Brunswick Crossing Special Taxing District, Series 2006, 5.500%, 7/01/36	12/17 at 100.00	N/R	8,062,967

	Howard County, Maryland, Special Obligation Bonds, Annapolis Junction Town Center Project, Series 2014:
725	5.800%, 2/15/34	2/24 at 100.00	N/R	747,076
1,000	6.100%, 2/15/44	2/24 at 100.00	N/R	1,033,410

29,010	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc. Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	9/20 at 100.00	B+	29,866,665

	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A:
1,650	5.000%, 12/01/17 (4)	No Opt. Call	N/R	985,842
82,800	5.000%, 12/01/31 (4)	12/17 at 100.00	N/R	49,272,624

4,500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31 (4)	12/17 at 100.00	N/R	2,677,860

	Maryland Economic Development Corporation, Special Obligation Bonds, Metro Centre Owings Mills Project, Series 2017:
3,000	4.375%, 7/01/36	1/27 at 100.00	N/R	3,023,700
4,460	4.500%, 7/01/44	1/27 at 100.00	N/R	4,486,582

3,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Series 2017B, 5.000%, 7/01/38	7/27 at 100.00	Baa3	3,291,000

1,800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2012B, 5.000%, 11/15/51 (UB) (6)	11/21 at 100.00	Aa2	1,949,634

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Tender Option Bond Trust 2015-XF130:
1,000	18.356%, 11/15/51 (IF) (6)	No Opt. Call	Aa2	1,415,650
1,155	18.356%, 11/15/51 (IF) (6)	No Opt. Call	Aa2	1,635,076
1,135	18.322%, 11/15/51 (IF) (6)	11/21 at 100.00	Aa2	1,605,809

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Green Street Academy, Series 2017A:
1,000	5.125%, 7/01/37	7/27 at 100.00	N/R	1,016,820
1,800	5.250%, 7/01/47	7/27 at 100.00	N/R	1,826,964
1,530	5.375%, 7/01/52	7/27 at 100.00	N/R	1,557,188

20,440	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2015, 5.000%, 8/15/42 (UB) (6)	2/25 at 100.00	A	22,797,345

34,180	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2017A, 5.000%, 5/15/45 (UB)	5/27 at 100.00	A	38,547,179

2,495	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Tender Option Bond Trust 2015-XF1021, 14.546%, 8/15/42 (IF) (6)	2/25 at 100.00	A	3,644,247

1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.125%, 7/01/45	7/19 at 100.00	BB+	1,541,340

94	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

$19,970	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015MD, 5.000%, 12/01/44 (UB) (6)	6/25 at 100.00	AA–	$22,484,223

5,100	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46	1/26 at 100.00	N/R	5,107,140
252,347	Total Maryland			231,130,520

	Massachusetts – 0.6%

16,000	Massachusetts Development Finance Agency Revenue Bonds, Partners HealthCare System Issue, Series 2015O-1, 5.000%, 7/01/45 (UB) (6)	7/25 at 100.00	AA–	17,905,120

14,005	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB–	14,010,742

2,500	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 6.000%, 1/01/33	1/23 at 100.00	BBB–	2,762,125

7,500	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2014, 5.125%, 7/01/44	7/24 at 100.00	BBB–	8,147,250

3,500	Massachusetts Development Finance Agency, Revenue Bonds, SABIS International Charter School, Series 2009A, 8.000%, 4/15/39 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (7)	3,988,495

13,930	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2017B, 4.250%, 7/01/46 (Alternative Minimum Tax) (UB)	7/26 at 100.00	A	13,949,502

810	Massachusetts Housing Finance Agency, Housing Bonds, Tender Option Bond Trust 2016-XL0018, 17.251%, 6/01/41 (IF) (6)	6/20 at 100.00	AA–	891,227

11,625	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001C. ARS, 2.052%, 1/01/31 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	N/R	10,695,000

20,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016A, 5.000%, 3/01/46 (UB) (6)	3/24 at 100.00	AA	23,013,200

2,990	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016E, 4.000%, 4/01/33 (UB)	4/25 at 100.00	AA	3,218,765
92,860	Total Massachusetts			98,581,426

	Michigan – 0.8%

	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Series 2008:
3,315	6.000%, 11/01/28	11/18 at 100.00	BB	3,345,697
5,105	6.000%, 11/01/37	11/18 at 100.00	BB	5,132,414

1,050	Chandler Park Academy, Michigan, Public School Academy Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/30	12/17 at 100.00	BBB	1,050,798

1,955	Concord Academy, Boyne City, Michigan, Certificates of Participation, Series 2007, 5.600%, 11/01/36	11/17 at 100.00	N/R	1,845,520

	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007:
4,005	5.000%, 11/01/26	12/17 at 100.00	B	3,764,740
3,750	5.250%, 11/01/31	12/17 at 100.00	B	3,401,888
3,840	5.250%, 11/01/36	12/17 at 100.00	B	3,319,104

	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Refunding Series 2013:
3,150	6.000%, 10/01/33	10/23 at 100.00	N/R	3,143,574
4,110	6.000%, 10/01/43	10/23 at 100.00	N/R	4,030,472

NUVEEN	95

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005:
$1,390	5.650%, 11/01/25	12/17 at 100.00	B–	$944,171
500	5.750%, 11/01/30	12/17 at 100.00	B–	323,670
2,425	5.750%, 11/01/35	12/17 at 100.00	B–	1,472,460

3,720	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	11/17 at 100.00	B–	3,655,458

	Detroit, Michigan, General Obligation Bonds, Series 2003A:
300	5.250%, 4/01/18 – SYNCORA GTY Insured	12/17 at 100.00	N/R	300,864
168	5.250%, 4/01/19 – SYNCORA GTY Insured	12/17 at 100.00	N/R	168,695
465	5.250%, 4/01/22 – SYNCORA GTY Insured	12/17 at 100.00	N/R	466,376
159	5.250%, 4/01/23 – SYNCORA GTY Insured	12/17 at 100.00	N/R	159,347

1,055	Doctor Charles Drew Academy, Michigan Certificates of Participation, Series 2006, 5.700%, 11/01/36 (4)	11/18 at 100.00	N/R	39,204

3,500	Flint International Academy, Michigan, Public School Academy Revenue Bonds, Series 2007, 5.750%, 10/01/37	10/17 at 100.00	BB+	3,501,855

2,700	Kentwood Economic Development Corporation, Michigan, Limited Obligation Revenue Bonds, Holland Home Obligated Group, Refunding Series 2012, 5.625%, 11/15/41	5/22 at 100.00	BBB–	2,858,976

875	Merritt Academy, Michigan, Certificates of Participation, Series 2004, 7.250%, 12/01/24	12/17 at 100.00	N/R	876,505

1,900	Merritt Academy, Michigan, Certificates of Participation, Series 2006, 6.250%, 12/01/36	12/17 at 100.00	N/R	1,900,798

	Michigan Finance Authority, Limited Obligation Revenue Bonds, Michigan Technical Academy, Series 2011:
1,230	5.700%, 10/01/21 (4)	No Opt. Call	N/R	295,237
2,140	7.100%, 10/01/31 (4)	10/21 at 100.00	N/R	513,664
7,000	7.450%, 10/01/41 (4)	10/21 at 100.00	N/R	1,680,210

1,495	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Creative Montessori Academy Project, Series 2011, 7.000%, 5/01/31	5/18 at 100.00	BBB–	1,514,046

1,170	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 8.000%, 10/01/40	10/21 at 100.00	BBB–	1,297,331

6,975	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope Academy Project, Series 2011, 8.125%, 4/01/41	4/21 at 100.00	B	5,864,371

400	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 6.500%, 12/01/40	12/20 at 100.00	BB–	409,244

11,180	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Refunding Series 2017. Private Placement of 2017, 5.900%, 7/15/46	7/27 at 100.00	N/R	9,493,385

1,810	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Refunding Bonds, Cesar Chavez Academy Project, Series 2012, 5.750%, 2/01/33	2/20 at 101.00	BB+	1,850,019

1,000	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 7.000%, 10/01/36	10/21 at 100.00	BB–	983,520

955	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/17 at 100.00	N/R	957,330

2,000	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2017, 7.000%, 12/01/46	12/27 at 100.00	N/R	2,011,280

1,505	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	12/17 at 100.00	BBB	1,507,589

96	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$1,500	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/36	12/17 at 100.00	BBB–	$1,501,365

3,245	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	12/17 at 100.00	N/R	3,245,681

	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Dr. Joseph F. Pollack Academic Center of Excellence Project, Series 2010:
140	7.250%, 4/01/20	No Opt. Call	BB	145,928
1,140	8.000%, 4/01/30	4/20 at 100.00	BB	1,214,362
500	8.000%, 4/01/40	4/20 at 100.00	BB	531,165

13,480	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project, Series 2013, 8.500%, 12/01/30 (Alternative Minimum Tax)	12/23 at 100.00	N/R	14,605,445

10,900	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B2	11,080,613

	Renaissance Public School Academy, Michigan, Public School Academy Revenue Bonds, Series 2012A:
870	5.500%, 5/01/27	5/22 at 100.00	BB+	902,390
1,315	6.000%, 5/01/37	5/22 at 100.00	BB+	1,366,627

1,500	Saline Economic Development Corporation, Michigan, Limited Obligation Revenue and Refunding Bonds, Evangelical Homes of Michigan, Series 2012, 5.250%, 6/01/32	6/22 at 100.00	BB+	1,539,840

1,000	Star International Academy, Wayne County, Michigan, Public School Academy Revenue Bonds, Refunding Series 2012, 5.000%, 3/01/33	3/20 at 101.00	BBB	1,039,450

	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2011:
390	6.750%, 5/01/21	No Opt. Call	BB	414,843
1,615	7.750%, 5/01/31	5/21 at 100.00	BB	1,768,861
3,460	8.000%, 5/01/41	5/21 at 100.00	BB	3,792,160

2,295	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005, 6.375%, 11/01/35	12/17 at 100.00	BB–	2,295,207
131,647	Total Michigan			119,523,749

	Minnesota – 1.0%

	Anoka, Minnesota, Health Care and Housing Facility Revenue Bonds, The Homestead at Anoka, Inc. Project, Series 2014:
1,200	5.375%, 11/01/34	11/24 at 100.00	N/R	1,247,208
1,000	5.125%, 11/01/49	11/24 at 100.00	N/R	1,007,730

935	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 4.250%, 8/01/46	8/26 at 100.00	BB+	863,323

14,220	Bloomington Port Authority, Minnesota, Recovery Zone Facility Revenue Bonds, Radisson Blu MOA, LLC Project, Series 2010, 9.000%, 12/01/35	12/20 at 100.00	N/R	14,994,848

	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy Project, Series 2015A:
750	5.500%, 7/01/40	7/25 at 100.00	N/R	757,943
1,420	5.750%, 7/01/46	7/25 at 100.00	N/R	1,442,124

2,000	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Prairie Seeds Academy Project, Refunding Series 2015A, 5.000%, 3/01/39	3/25 at 100.00	BB+	2,064,980

1,940	Chaska, Minnesota, Lease Revenue Bonds, World Learner School Project, Series, 8.000%, 12/01/43	12/21 at 100.00	N/R	2,231,291

NUVEEN	97

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A:
$700	5.000%, 7/01/36	7/24 at 102.00	N/R	$710,864
3,510	5.000%, 7/01/47	7/24 at 102.00	N/R	3,529,516

	Columbus, Minnesota, Charter School Lease Revenue Bonds, New Millennium Academy Project, Series 2015A:
1,050	5.500%, 7/01/30	7/25 at 100.00	CCC+	958,083
6,200	5.875%, 7/01/40	7/25 at 100.00	CCC+	5,572,994
5,000	6.000%, 7/01/45	7/25 at 100.00	CCC+	4,497,350

1,000	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2013A, 5.125%, 7/01/48 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R (7)	1,176,220

1,000	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A, 5.500%, 7/01/50	7/25 at 100.00	BB+	1,062,770

	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Seven Hills Preparatory Academy Project, Series 2017A:
900	5.000%, 10/01/37 (WI/DD, Settling 10/03/17)	10/24 at 100.00	N/R	915,399
1,700	5.000%, 10/01/49 (WI/DD, Settling 10/03/17)	10/24 at 100.00	N/R	1,716,354

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R	1,029,060

	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of Performing Arts Project, Series 2016A:
2,360	5.000%, 7/01/36	7/26 at 100.00	N/R	2,254,697
4,925	5.000%, 7/01/47	7/26 at 100.00	N/R	4,484,016

2,575	Ham Lake, Minnesota Charter School Lease Revenue Bonds, Parnassus Preparatory School Project, Series 2016A, 5.000%, 11/01/47	11/26 at 100.00	BB	2,610,406

2,000	Hayward, Minnesota, Health Care Facilities Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2014, 5.750%, 2/01/44	8/24 at 100.00	N/R	2,075,280

	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A:
810	5.000%, 7/01/34	7/24 at 100.00	BB+	841,444
3,940	5.000%, 7/01/44	7/24 at 100.00	BB+	4,044,174

1,870	Independence, Minnesota, Charter School Lease Revenue Bonds, Beacon Academy Project, Series 2016A, 5.000%, 7/01/48	7/26 at 100.00	N/R	1,819,043

2,285	International Falls, Minnesota, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1999, 6.850%, 12/01/29 (Alternative Minimum Tax)	12/17 at 100.00	B3	2,296,859

	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series 2016A:
1,000	5.000%, 7/01/36	7/24 at 102.00	N/R	1,027,040
2,640	5.000%, 7/01/47	7/24 at 102.00	N/R	2,674,822

	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Spero Academy Project, Series 2017A:
1,080	6.000%, 7/01/32	7/27 at 100.00	N/R	1,083,046
1,250	6.250%, 7/01/37	7/27 at 100.00	N/R	1,252,563
5,510	6.500%, 7/01/48	7/27 at 100.00	N/R	5,521,130

	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A:
1,050	7.750%, 1/01/33	1/21 at 100.00	N/R	1,001,207
1,000	8.500%, 1/01/41	1/21 at 100.00	N/R	957,270

98	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$1,500	Oak Park Heights, Minnesota, Senior Housing Revenue Bonds, Oakgreen Commons Project, Series 2010, 7.000%, 8/01/45	8/20 at 100.00	N/R	$1,584,435

	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A:
500	5.000%, 9/01/34	9/24 at 100.00	BB+	519,835
1,840	5.000%, 9/01/44	9/24 at 100.00	BB+	1,889,735

	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A:
2,025	5.000%, 4/01/36	4/26 at 100.00	CCC–	1,532,723
3,085	5.000%, 4/01/46	4/26 at 100.00	CCC–	2,171,747

21,815	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community School of Excellence, Series 2016A, 5.750%, 7/01/47	7/26 at 100.00	N/R	21,188,255

1,500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Great River School Project, Series 2017A, 5.500%, 7/01/52	7/27 at 100.00	N/R	1,516,800

1,500	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2016A, 4.125%, 9/01/47	9/24 at 102.00	BBB–	1,488,480

2,500	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community of Peace Academy Project, Refunding Series 2015A, 5.000%, 12/01/46	12/24 at 100.00	BBB–	2,658,350

1,695	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.500%, 9/01/43	9/20 at 101.00	BB+	1,722,629

	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities Academy Project, Series 2015A:
40	5.000%, 7/01/35	7/25 at 100.00	BB	40,978
1,715	5.300%, 7/01/45	7/25 at 100.00	BB	1,765,593

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Twin Cities German Immersion School, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	BB+	1,023,000

	Saint Paul Housing and Redevelopment Authority, Minnesota, Collateralized Multifamily Housing Revenue Bonds, Marian Center Project, Series 2007A:
845	5.300%, 11/01/30	11/17 at 100.00	N/R	845,600
1,225	5.375%, 5/01/43	12/17 at 100.00	N/R	1,225,551

2,150	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Hope Community Academy Project, Series 2015A, 5.000%, 12/01/43	12/24 at 100.00	BBB–	2,262,252

1,155	Saint Paul Park, Minnesota, Senior Housing and Health Care Revenue Bonds, Presbyterian Homes Bloomington Project, Refunding Series 2017, 5.000%, 9/01/42	9/24 at 100.00	N/R	1,207,853

11,650	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (Alternative Minimum Tax)	10/22 at 100.00	Ba3	10,602,782

1,000	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Lutheran Home, Refunding Series 2013, 5.125%, 1/01/39	1/23 at 100.00	N/R	1,008,900

4,795	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A, 5.125%, 10/01/48	10/26 at 100.00	N/R	4,545,037

	Stillwater, Minnesota, Multifamily Housing Revenue Bonds, Orleans Homes LP, Series 2007:
1,500	5.250%, 2/01/27 (Alternative Minimum Tax)	12/17 at 100.00	N/R	1,500,645
800	5.500%, 2/01/42 (Alternative Minimum Tax)	12/17 at 100.00	N/R	800,216

	Wayzata, Minnesota, Senior Housing Revenue Bonds, Folkestone Senior Living Community, Series 2012A:
1,485	5.500%, 11/01/32	5/19 at 102.00	N/R	1,577,902
3,000	5.750%, 11/01/39	5/19 at 102.00	N/R	3,189,540
6,100	6.000%, 5/01/47	5/19 at 102.00	N/R	6,474,418

NUVEEN	99

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	Winona Port Authority, Minnesota, Charter School Lease Revenue Bonds, Bluffview Montessori School Project, Refunding Series 2016:
$315	4.500%, 6/01/36	6/24 at 100.00	N/R	$294,916
730	4.750%, 6/01/46	6/24 at 100.00	N/R	679,221

	Winsted, Minnesota, Health Care Revenue Bonds, Saint Mary’s Care Center Project, Series 2010A:
1,000	6.250%, 9/01/30 (4)	12/17 at 100.00	N/R	695,000
3,250	6.875%, 9/01/42 (4)	12/17 at 100.00	N/R	2,258,750
161,535	Total Minnesota			157,992,197

	Mississippi – 0.0%

3,954	Mississippi Home Corp Multi-Family Housing Revenue Bonds, Cambridge Park Apartments, Pass Through Credit Custodial Receipts. Deutsche Trust for DTC Settlement. USbank Trustee on underlying Bond, 5.750%, 12/01/47 (Mandatory put 3/01/19) (Alternative Minimum Tax)	3/18 at 100.00	N/R	3,925,414

1,319	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)	10/19 at 100.00	N/R	1,323,359
5,273	Total Mississippi			5,248,773

	Missouri – 0.8%

1,275	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson Shoppes Redevelopment Project, Refunding Series 2017A, 3.900%, 11/01/29	11/25 at 100.00	N/R	1,276,721

205	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	BBB–	236,861

1,795	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A, 5.000%, 3/01/36	3/27 at 100.00	BBB–	1,985,180

	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006:
590	5.000%, 6/01/20	12/17 at 100.00	N/R	424,788
3,000	5.000%, 6/01/28	12/17 at 100.00	N/R	2,159,940

1,705	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	1,821,366

1,900	Hanley/Eager Road Transportation Development District, Missouri, Revenue Bonds, Refunding Series 2016A, 4.000%, 3/01/42	3/21 at 100.00	N/R	1,745,511

	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016:
775	5.000%, 4/01/36	4/26 at 100.00	N/R	746,201
3,140	5.000%, 4/01/46	4/26 at 100.00	N/R	2,920,859

4,758	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Subordinate Refunding & Improvement Series 2016, 8.000%, 4/15/46	4/26 at 100.00	N/R	4,470,331

2,730	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	12/17 at 100.00	N/R	2,683,044

1,200	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/42	5/27 at 100.00	BB	1,263,876

6,737	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict A Bonds, Refunding Series 2015A, 5.750%, 4/01/55	4/18 at 100.00	N/R	6,142,903

10,717	Lakeside 370 Levee District, Saint Charles, Missouri, Subdistrict B Bonds, Refunding Taxable Series 2015B, 0.000%, 4/01/55	4/18 at 100.00	N/R	1,543,491

100	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,500	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A, 5.125%, 8/15/26	12/17 at 100.00	BB+	$1,502,805

	Lees Summit Industrial Development Authority, Missouri, Special Assessment and Sales Tax Revenue Bonds, Summit Fair Community Improvement District Project, Series 2012:
1,255	5.000%, 5/01/35	5/20 at 100.00	N/R	1,275,030
2,365	6.000%, 5/01/42	5/20 at 100.00	N/R	2,397,637

	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A:
4,200	5.750%, 6/01/35	6/25 at 100.00	N/R	4,203,738
3,965	6.000%, 6/01/46	6/25 at 100.00	N/R	3,980,305

7,095	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Subordinate Lien Series 2015B, 8.500%, 6/15/46	6/25 at 100.00	N/R	7,134,661

12,750	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48 (UB) (6)	11/23 at 100.00	A	13,895,588

5,085	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Tender Option Bond Trust 2015-XF1015, 14.559%, 11/15/48 (IF) (6)	11/23 at 100.00	A	6,911,634

	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015:
3,155	5.000%, 5/01/30	5/21 at 100.00	N/R	3,223,085
750	5.000%, 5/01/35	5/21 at 100.00	N/R	754,613

1,660	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A, 5.375%, 5/01/28	5/23 at 100.00	N/R	1,724,524

3,615	Saint Charles County Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, O’Fallon Retail Walk Community Improvement District Project, Series 2017A, 6.250%, 12/01/36	12/26 at 100.00	N/R	3,698,651

	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Nazareth Living Center, Series 2015A:
600	5.000%, 8/15/35	8/25 at 100.00	N/R	607,368
1,800	5.125%, 8/15/45	8/25 at 100.00	N/R	1,776,222

	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A:
1,295	5.250%, 6/15/25	6/18 at 100.00	N/R	1,298,393
5,700	5.350%, 6/15/32	6/18 at 100.00	N/R	5,706,783

	Saint Louis Land Clearance for Redevelopment Authority, Missouri, Annual Appropriation Redevelopment Revenue Bonds, National Geospatial-Intelligence Agency Site Improvement Project, Series 2017B:
2,000	4.000%, 6/01/37	12/26 at 100.00	Baa1	2,037,640
1,000	4.000%, 6/01/41	12/26 at 100.00	Baa1	1,009,140
2,000	4.000%, 6/01/46	12/26 at 100.00	Baa1	2,010,600

7,665	Saint Louis Land Clearance for Redevelopment Authority, Missouri, Tax-Exempt Recovery Zone Facilities Improvement, Special Revenue Bonds, Kiel Opera House Project, Series 2010B, 7.000%, 9/01/35	9/20 at 100.00	N/R	7,830,794

1,664	Saint Louis, Missouri, Tax Increment Bonds, 410 North Jefferson Lofts Project, Series 2007, 5.500%, 9/01/27 (21)	12/17 at 100.00	N/R	665,068

1,480	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, City Hospital Tax Increment District, Series 2007, 6.000%, 8/23/26	12/17 at 100.00	N/R	1,364,220

2,587	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	1,682,404

NUVEEN	101

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,261	Saint Louis, Missouri, Tax-Exempt Revenue Notes, City Block 1859, Grand Avenue/Cozens/Evans Redevelopment Project, Series 2008-A, 6.500%, 12/11/29	3/18 at 100.00	N/R	$1,197,597

5,000	Shrewsbury, Missouri, Tax Increment and Improvement District Revenue Bonds, Kenrick Plaza Redevelopment Project, Series 2016, 4.000%, 5/01/36	5/25 at 100.00	N/R	4,630,050

1,055	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Gaslight Square East Project, Series 2006, 5.500%, 1/22/28	12/17 at 100.00	N/R	969,872

2,205	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Printers Lofts Project, Series 2006, 6.000%, 8/21/26 (22)	No Opt. Call	N/R	771,111

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
390	5.100%, 11/01/19	11/17 at 100.00	N/R	390,371
1,000	5.375%, 11/01/24	12/17 at 100.00	N/R	1,000,730

1,470	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.375%, 11/01/23	12/17 at 100.00	N/R	1,472,573

3,215	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew’s Resources for Seniors, Series 2015A, 5.125%, 12/01/45	12/25 at 100.00	N/R	3,372,214

160	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	BBB–	183,571
131,469	Total Missouri			120,100,064

	Montana – 0.0%

500	Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran Corporation, Series 2017A, 5.250%, 5/15/37	5/25 at 102.00	N/R	523,440

	Nebraska – 0.0%

	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Tender Option Bond Trust 2015-XF1042:
960	14.578%, 11/01/45 (IF) (6)	11/25 at 100.00	A–	1,373,482
1,545	14.563%, 11/01/48 (IF) (6)	11/25 at 100.00	A–	2,182,204
2,505	Total Nebraska			3,555,686

	Nevada – 0.5%

4,250	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust 2016-XG0028, 17.526%, 7/01/42 (IF)	1/20 at 100.00	A+	6,005,930

995	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 159 Summerlin Village 16A, Series 2015, 5.000%, 8/01/35	8/25 at 100.00	N/R	1,032,153

1,035	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Tender Option Bond Trust 2016-XG0028, 15.497%, 7/01/42 (IF)	1/20 at 100.00	A+	1,370,971

	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2015:
1,000	5.000%, 12/15/35	12/25 at 100.00	BB	1,031,860
2,520	5.125%, 12/15/45	12/25 at 100.00	BB	2,582,597

	Henderson Public Improvement Trust, Nevada, Revenue Bonds, Touro College and University System, Series 2014A:
2,515	5.500%, 1/01/34	7/24 at 100.00	BBB–	2,794,366
2,980	5.500%, 1/01/39	7/24 at 100.00	BBB–	3,292,244
3,000	5.500%, 1/01/44	7/24 at 100.00	BBB–	3,303,030

102	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

$5,000	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (7)	$5,583,400

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 609 Skye Canyon, Series 2017:
1,280	4.250%, 6/01/37	6/27 at 100.00	N/R	1,247,706
2,140	4.375%, 6/01/42	6/27 at 100.00	N/R	2,082,648
2,500	4.500%, 6/01/47	6/27 at 100.00	N/R	2,443,275

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 808 & 810 Summerlin Village 23B, Refunding Series 2014:
380	5.000%, 6/01/28	6/24 at 100.00	N/R	389,128
960	5.000%, 6/01/30	6/24 at 100.00	N/R	977,539

1,100	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015, 5.000%, 12/01/35	12/25 at 100.00	N/R	1,123,606

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 26, Series 2017:
500	4.375%, 6/01/42	6/27 at 100.00	N/R	486,600
585	4.500%, 6/01/47	6/27 at 100.00	N/R	571,726

3,000	Las Vegas, Nevada, Sales Tax Increment Revenue Bonds, Symphony Park Tourism Improvement District, Series 2016, 4.375%, 6/15/35	6/21 at 100.00	N/R	2,818,140

1,930	Mesquite, Nevada, Local Improvement Bonds, Special Improvement District 07-01 Anthem at Mesquite, Refunding Series 2016, 4.250%, 8/01/37	8/26 at 100.00	N/R	1,795,826

	Nevada State Director of the Department of Business and Industry, Charter School Revenue Bonds, Doral Academy of Nevada, Series 2017A:
500	5.000%, 7/15/37	7/25 at 100.00	BB+	518,915
1,300	5.000%, 7/15/47	7/25 at 100.00	BB+	1,336,023

5,705	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	12/17 at 100.00	N/R	5,705,171

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
595	6.500%, 9/01/20 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (7)	623,054
1,395	6.750%, 9/01/27 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (7)	1,468,656

	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
3,255	6.500%, 6/15/20	6/18 at 100.00	Ba3	3,316,389
25,590	6.750%, 6/15/28	6/18 at 100.00	Ba3	26,056,762
76,010	Total Nevada			79,957,715

	New Hampshire – 0.0%

	Manchester Housing and Redevelopment Authority, New Hampshire, Revenue Bonds, Series 2000B:
420	0.000%, 1/01/20 – ACA Insured	No Opt. Call	Caa1	385,043
510	0.000%, 1/01/21 – ACA Insured	No Opt. Call	Caa1	448,734
370	0.000%, 1/01/22 – ACA Insured	No Opt. Call	Caa1	311,440
800	0.000%, 1/01/23 – ACA Insured	No Opt. Call	Caa1	642,024
50	0.000%, 1/01/25 – ACA Insured	No Opt. Call	Caa1	36,280
370	0.000%, 1/01/27 – ACA Insured	No Opt. Call	Caa1	239,823
730	0.000%, 1/01/29 – ACA Insured	No Opt. Call	Caa1	421,947
3,320	0.000%, 1/01/30 – ACA Insured	No Opt. Call	Caa1	1,801,731
6,570	Total New Hampshire			4,287,022

NUVEEN	103

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey – 2.8%

	Atlantic City, New Jersey, General Obligation Bonds, Series 2017A:
$5,695	5.000%, 3/01/32 – BAM Insured (UB) (6)	3/27 at 100.00	BBB+	$6,583,192
9,400	5.000%, 3/01/37 – BAM Insured (UB) (6)	3/27 at 100.00	BBB+	10,652,268
4,920	5.000%, 3/01/42 – BAM Insured (UB) (6)	3/27 at 100.00	BBB+	5,533,081

9,155	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 5.375%, 11/01/35 (Alternative Minimum Tax)	12/17 at 100.00	BBB–	9,156,739

1,000	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	1,005,290

2,370	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A, 5.125%, 1/01/37	12/17 at 100.00	Caa1	1,782,998

	New Jersey Economic Development Authority, Charter School Revenue Bonds, Greater Brunswick Charter School, Series 2014A:
850	5.625%, 8/01/34	8/24 at 100.00	B+	841,271
1,530	5.875%, 8/01/44	8/24 at 100.00	B+	1,522,702
1,000	6.000%, 8/01/49	8/24 at 100.00	B+	1,002,120

	New Jersey Economic Development Authority, Charter School Revenue Bonds, Lady Liberty Academy Charter School Project, Series 2013A:
2,390	5.500%, 8/01/33	8/23 at 100.00	B–	1,724,170
4,120	5.650%, 8/01/43	8/23 at 100.00	B–	2,752,490
2,395	5.750%, 8/01/47	8/23 at 100.00	B–	1,588,843

	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck Community Charter School, Series 2017A:
1,020	5.000%, 9/01/37 (WI/DD, Settling 10/02/17)	9/27 at 100.00	BB	1,024,712
2,325	5.125%, 9/01/52 (WI/DD, Settling 10/02/17)	9/27 at 100.00	BB	2,302,494

	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014:
1,075	5.000%, 1/01/34	1/24 at 100.00	N/R	1,116,420
1,675	5.250%, 1/01/44	1/24 at 100.00	N/R	1,725,217

	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2015WW:
3,000	5.250%, 6/15/33	6/25 at 100.00	BBB+	3,309,300
15,730	5.250%, 6/15/40 (UB) (6)	6/25 at 100.00	BBB+	17,120,689

15,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2016AAA, 5.000%, 6/15/41 (UB) (6)	12/26 at 100.00	BBB+	16,085,550

	New Jersey Economic Development Authority, School Revenue Bonds, Leap Academy University Charter School Inc. Project; Series 2014A:
850	6.000%, 10/01/34	10/24 at 100.00	BB–	879,920
2,255	6.200%, 10/01/44	10/24 at 100.00	BB–	2,325,920

22,150	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Refunding Series 2012, 5.750%, 9/15/27 (Alternative Minimum Tax)	9/22 at 100.00	BB–	24,582,292

795	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1998, 5.500%, 4/01/28 (Alternative Minimum Tax)	12/17 at 100.00	BB–	797,385

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B:
3,000	5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB–	3,429,300
7,625	5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB–	8,716,138

5,580	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2003, 5.500%, 6/01/33 (Alternative Minimum Tax)	6/23 at 101.00	BB–	6,267,847

104	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$1,500	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.875%, 6/01/42	6/20 at 100.00	Baa3	$1,629,000

2,400	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (7)	2,658,072

	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 2016-XG0047:
1,250	16.241%, 7/01/38 – AGC Insured (IF) (6)	7/19 at 100.00	AA–	1,599,650
5,000	16.241%, 7/01/38 – AGC Insured (IF) (6)	7/19 at 100.00	AA–	6,398,600
1,815	16.221%, 7/01/38 – AGC Insured (IF) (6)	7/19 at 100.00	AA–	2,321,984

1,365	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35	7/21 at 100.00	BB+	1,494,279

26,290	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	26,758,225

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Refunding Series 2016:
12,510	5.000%, 7/01/41	7/26 at 100.00	BBB–	13,637,902
47,465	4.000%, 7/01/48	7/26 at 100.00	BBB–	46,944,309

20,355	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax) (UB)	6/18 at 100.00	A	20,827,643

2,500	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (Alternative Minimum Tax)	12/22 at 100.00	A	2,724,375

2,650	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2015-XF0151, 9.178%, 12/01/24 (Alternative Minimum Tax) (IF) (6)	12/23 at 100.00	AA	3,104,078

1,535	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2016-XG0032, 19.059%, 6/01/30 – AGC Insured (Alternative Minimum Tax) (IF)	6/18 at 100.00	A	1,676,742

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A:
12,170	0.000%, 12/15/28	No Opt. Call	BBB+	7,766,286
2,310	0.000%, 12/15/34	No Opt. Call	BBB+	1,073,942

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C:
10,000	0.000%, 12/15/31 – FGIC Insured	No Opt. Call	A3	5,719,800
40,000	0.000%, 12/15/36 – AMBAC Insured (UB) (6)	No Opt. Call	BBB+	17,697,600

23,120	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2016A-1, 5.000%, 6/15/30 (UB) (6)	6/26 at 100.00	Baa1	25,680,078

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
91,505	4.750%, 6/01/34	11/17 at 100.00	B3	89,447,968
19,500	5.000%, 6/01/41	11/17 at 100.00	B3	19,067,100
452,145	Total New Jersey			432,055,981

	New Mexico – 0.3%

1,325	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Valencia Retirement Apartments Project, Series 2001A, 5.450%, 6/01/34 – AMBAC Insured (Alternative Minimum Tax)	12/17 at 100.00	N/R	1,325,795

NUVEEN	105

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico (continued)

$1,290	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	$1,390,620

650	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2015, 5.750%, 10/01/44	10/25 at 100.00	N/R	656,552

4,500	Mariposa East Public Improvement District, New Mexico, Revenue Bonds, Capital Appreciation Taxable Series 2015D, 0.000%, 9/01/32 (4)	3/18 at 48.87	N/R	629,325

760	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015A, 5.900%, 9/01/32	9/25 at 100.00	N/R	758,168

3,385	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015B, 5.900%, 9/01/32	9/25 at 100.00	N/R	3,216,156

5,175	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015C, 5.900%, 9/01/32	9/25 at 100.00	N/R	4,658,897

2,000	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	2,108,760

5,245	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, Haverland Carter Lifestyle Group, Series 2013, 5.000%, 7/01/42	7/22 at 100.00	BBB	5,462,877

	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008:
1,190	7.625%, 10/01/23	10/18 at 100.00	N/R	1,173,911
3,400	7.750%, 10/01/38	10/18 at 100.00	N/R	3,295,076

4,880	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 7.250%, 10/01/43	10/24 at 100.00	N/R	5,134,541

19,855	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2015, 6.000%, 5/01/40	5/20 at 103.00	N/R	20,499,295
53,655	Total New Mexico			50,309,973

	New York – 7.4%

15,215	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Refunding Series 2016A, 5.000%, 7/15/42	1/27 at 100.00	BBB–	17,024,520

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
19,430	0.000%, 7/15/32	No Opt. Call	BBB–	11,344,983
15,765	0.000%, 7/15/33	No Opt. Call	BBB–	8,794,190
5,220	0.000%, 7/15/35	No Opt. Call	BBB–	2,616,160
17,410	0.000%, 7/15/45	No Opt. Call	BBB–	5,528,546

1,750	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.375%, 7/15/43 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (7)	1,964,445

1,000	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Charter School for Applied Technologies, Series 2017A, 5.000%, 6/01/35	6/24 at 103.00	BBB–	1,082,840

	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014:
200	5.000%, 11/01/39	11/24 at 100.00	BB	203,332
7,700	5.500%, 11/01/44	11/24 at 100.00	BB	8,025,017

	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014:
670	4.500%, 1/01/25 (Alternative Minimum Tax)	No Opt. Call	N/R	726,153
6,270	5.000%, 1/01/35 (Alternative Minimum Tax)	1/25 at 100.00	N/R	6,755,235

106	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$100,140	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc., Series 2015, 5.500%, 9/01/45	9/25 at 100.00	N/R	$110,242,123

	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A:
1,595	5.000%, 5/01/38	5/23 at 100.00	BBB–	1,721,324
2,500	4.250%, 5/01/42	5/23 at 100.00	BBB–	2,544,750

	Dormitory Authority of the State of New York, Insured Revenue Bonds, Touro College and University System, Series 2014A:
1,685	5.250%, 1/01/34	7/24 at 100.00	BBB–	1,852,438
1,930	5.500%, 1/01/39	7/24 at 100.00	BBB–	2,138,286
8,200	5.500%, 1/01/44	7/24 at 100.00	BBB–	9,054,030

	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008:
2,000	6.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	BB+ (7)	2,102,580
3,000	6.250%, 12/01/37 (Pre-refunded 12/01/18)	12/18 at 100.00	BB+ (7)	3,187,890

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015:
1,300	5.000%, 12/01/40	6/25 at 100.00	BB+	1,408,303
3,900	5.000%, 12/01/45	6/25 at 100.00	BB+	4,197,960

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
1,000	5.000%, 12/01/35	6/27 at 100.00	BB+	1,096,320
1,000	5.000%, 12/01/37	6/27 at 100.00	BB+	1,091,240

	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A:
5,000	5.500%, 12/01/36	12/26 at 100.00	BB–	5,219,150
5,000	5.500%, 12/01/46	12/26 at 100.00	BB–	5,167,550

3,750	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2014C, 5.000%, 3/15/44 (UB) (6)	3/24 at 100.00	AA+	4,320,600

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 2015-XF1030:
1,890	19.085%, 3/15/35 (IF) (6)	3/24 at 100.00	AA+	3,486,200
1,000	19.086%, 3/15/36 (IF) (6)	3/24 at 100.00	AA+	1,828,220
2,990	19.080%, 3/15/39 (IF) (6)	3/24 at 100.00	AA+	5,319,659
4,000	19.104%, 3/15/44 (IF) (6)	3/24 at 100.00	AA+	7,043,200

	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B:
6,410	4.000%, 7/01/34 (UB) (6)	7/26 at 100.00	A–	6,713,706
30,265	4.000%, 7/01/41 (UB) (6)	7/26 at 100.00	A–	31,326,999
43,455	5.000%, 7/01/46 (UB) (6)	7/26 at 100.00	A–	48,679,594

15,000	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38	12/17 at 100.00	BB	14,966,400

23,500	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016B, 0.000%, 1/01/45	No Opt. Call	N/R	6,003,545

24,120	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (5)	1/34 at 100.00	N/R	18,367,380

5,560	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point Public Improvement Project, Current Interest Series 2016A, 5.000%, 1/01/56	1/27 at 100.00	N/R	5,633,614

NUVEEN	107

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$5,000	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2013A, 7.650%, 2/01/44	2/21 at 100.00	N/R	$5,478,400

9,600	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2017A, 6.240%, 2/01/47	2/27 at 100.00	N/R	9,619,200

16,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund, Climate Bond Certified, Green Bonds, Series 2017B-1, 4.000%, 11/15/52 (UB)	11/27 at 100.00	AA	16,662,240

8,570	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2016C-1, 5.000%, 11/15/56 (UB)	11/26 at 100.00	A1	9,817,963

4,655	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Tender Option Bond Trust 2015-XF1004, 14.539%, 11/15/41 (IF) (6)	11/22 at 100.00	A1	7,052,511

8,330	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	12/17 at 100.00	B–	8,261,861

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
2,425	5.625%, 10/01/17 (4)	No Opt. Call	N/R	769,695
12,570	5.750%, 10/01/27 (4)	10/17 at 102.00	N/R	3,989,718
33,760	5.750%, 10/01/37 (4)	10/17 at 102.00	N/R	10,715,424
61,500	5.875%, 10/01/46 (4)	10/17 at 102.00	N/R	19,520,100

3,535	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 4.750%, 1/01/42 – AMBAC Insured	12/17 at 100.00	Baa3	3,564,234

3,275	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	A3	3,547,316

3,000	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006, 5.000%, 3/01/46 – FGIC Insured	12/17 at 100.00	BBB	3,016,860

	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Tender Option Bond Trust 2015-XF1011:
2,155	18.829%, 6/15/44 (IF) (6)	6/21 at 100.00	AA+	3,383,242
3,700	18.853%, 6/15/46 (IF) (6)	6/23 at 100.00	AA+	6,326,445

2,245	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 2015-XF0128, 18.457%, 6/15/44 (IF) (6)	6/21 at 100.00	AA+	3,521,754

	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 2015-XF0129:
2,025	18.484%, 6/15/45 (IF) (6)	6/22 at 100.00	AA+	3,269,828
1,320	18.517%, 6/15/46 (IF) (6)	6/23 at 100.00	AA+	2,257,002
2,000	18.517%, 6/15/46 (IF) (6)	6/23 at 100.00	AA+	3,419,700
970	18.500%, 6/15/46 (IF) (6)	6/23 at 100.00	AA+	1,657,837

375	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 2015-XF0097, 15.128%, 6/15/40 (IF)	6/19 at 100.00	AA+	470,985

10,000	New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Series 2012FF, 5.000%, 6/15/45 (UB) (6)	6/22 at 100.00	AA+	11,231,900

14,000	New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Series 2017DD, 5.000%, 6/15/47 (UB) (6)	12/26 at 100.00	AA+	16,348,640

	New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Tender Option Bond Trust 2015-XF1022:
1,970	18.862%, 6/15/43 (IF) (6)	6/21 at 100.00	AA+	3,109,921
1,000	18.853%, 6/15/44 (IF) (6)	6/21 at 100.00	AA+	1,570,750
400	18.853%, 6/15/45 (IF) (6)	6/22 at 100.00	AA+	646,380
2,265	18.849%, 6/15/45 (IF) (6)	6/22 at 100.00	AA+	3,659,787
1,600	18.853%, 6/15/47 (IF) (6)	6/23 at 100.00	AA+	2,726,560

108	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2015S-2:
$2,500	5.000%, 7/15/40 (UB)	7/25 at 100.00	AA	$2,899,725
5,000	5.000%, 7/15/41 (UB)	7/25 at 100.00	AA	5,776,650

31,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal Series 2016S-1, 5.000%, 7/15/43 (UB)	1/26 at 100.00	AA	35,595,130

10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2015, Series 2016E-1, 5.000%, 2/01/40 (UB) (6)	2/26 at 100.00	Aa1	11,569,300

1,030	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2015, Tender Option Bond Trust 2015-XF2051, 18.382%, 8/01/34 (IF) (6)	8/24 at 100.00	Aa1	1,929,190

8,500	New York City, New York, General Obligation Bonds, Fiscal 2018, Series 2017B-1, 4.000%, 10/01/41 (WI/DD, Settling 10/05/17) (UB)	10/27 at 100.00	AA	9,070,265

23,390	New York Convention Center Development Corporation, New York, Revenue Bonds, Hotel Unit Fee Secured, Senior Lien Series 2016A, 0.000%, 11/15/49	No Opt. Call	Aa3	6,734,917

	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Tender Option Bond Trust 2015-XF1027:
2,500	14.427%, 11/15/44 (IF) (6)	11/21 at 100.00	A	3,582,100
3,750	14.427%, 11/15/44 (IF) (6)	11/21 at 100.00	A	5,373,150

	New York Liberty Development Corporation, Liberty Revenue Bonds, Secured by Port Authority Consolidated Bonds, Tender Option Bond Trust 2016-XG0062:
2,170	18.861%, 12/15/41 (IF) (6)	12/21 at 100.00	AA–	3,530,004
3,750	15.380%, 12/15/41 (IF) (6)	12/21 at 100.00	AA–	5,629,350
2,000	15.380%, 12/15/41 (IF) (6)	12/21 at 100.00	AA–	3,002,320

158,130	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	172,628,940

	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014:
29,515	5.150%, 11/15/34	11/24 at 100.00	N/R	32,445,249
49,835	5.375%, 11/15/40	11/24 at 100.00	N/R	55,317,348

109,500	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 3 Series 2014, 7.250%, 11/15/44	11/24 at 100.00	N/R	130,364,130

5,580	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2007, 5.500%, 10/01/37	No Opt. Call	BBB+	7,386,748

	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Tender Option Bond Trust 2016-XG0018:
1,875	15.746%, 1/15/44 (IF) (6)	1/20 at 100.00	AA	2,455,725
1,000	15.746%, 1/15/44 (IF) (6)	1/20 at 100.00	AA	1,309,720

2,530	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 2015-XF1014, 19.097%, 3/15/43 (IF) (6)	3/23 at 100.00	AA+	4,148,036

10,000	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.250%, 1/01/50 (Alternative Minimum Tax)	7/24 at 100.00	Baa3	11,137,700

4,990	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal Project, Series 2016A, 5.000%, 7/01/46 – AGM Insured (Alternative Minimum Tax) (UB) (6)	7/24 at 100.00	Baa3	5,515,597

3,165	Ogdensburg Bridge and Port Authority, New York, Revenue Bonds, Series 2017, 5.750%, 7/01/47 (Alternative Minimum Tax)	7/27 at 100.00	N/R	3,067,012

NUVEEN	109

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$1,500	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College Project, Series 2015, 5.000%, 7/01/45	7/25 at 100.00	Baa2	$1,617,750

1,720	Otsego County Capital Resource Corporation, New York, Revenue Bonds, Hartwick College Project, Series 2015A, 5.000%, 10/01/45	10/25 at 100.00	Ba1	1,735,807

1,665	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second, Tender Option Bond Trust 2016-XG0037, 12.124%, 11/01/35 (Alternative Minimum Tax) (IF) (6)	5/18 at 100.00	AA–	1,775,839

16,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2008, 5.250%, 11/01/35 (Alternative Minimum Tax) (UB) (6)	5/18 at 100.00	AA–	16,354,720

6,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Series 2017, 5.000%, 4/15/57 (UB) (6)	4/27 at 100.00	AA–	6,902,700

70	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/18 at 100.00	N/R	70,008

	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 2017A:
1,810	5.000%, 11/15/42 (UB) (6)	5/27 at 100.00	AA–	2,127,257
7,550	5.000%, 11/15/47 (UB) (6)	5/27 at 100.00	AA–	8,797,411

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
2,310	5.000%, 6/01/45	6/27 at 100.00	BBB–	2,421,804
68,815	5.000%, 6/01/48	6/27 at 100.00	N/R	70,777,604

381	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series 2014A, 5.000%, 11/01/44	5/24 at 101.00	BBB	405,863

1,735	Westchester County Local Development Corporation, New York, Revenue Bonds, Pace University, Series 2014A, 5.000%, 5/01/34	5/24 at 100.00	BBB–	1,915,908

960	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/18 at 100.00	BB–	961,757
1,191,291	Total New York			1,170,727,469

	North Carolina – 0.1%

1,565	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Tender Option Bond Trust 2016-XF2222, 16.089%, 1/15/42 (IF)	1/21 at 100.00	AA–	2,257,591

1,570	Hillsborough, North Carolina, Special Assessment Revenue Bonds, Series 2013, 7.750%, 2/01/24	2/23 at 100.00	N/R	1,650,651

1,600	Mooresville, North Carolina, Special Assessment Revenue Bonds, Series 2015, 5.375%, 3/01/40	3/25 at 100.00	N/R	1,616,208

8,345	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project, Series 2015B, 5.000%, 10/01/41 (UB) (6)	10/25 at 100.00	AA+	9,672,940

1,000	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 6.125%, 6/01/35 (Pre-refunded 6/01/18)	6/18 at 100.00	BBB+ (7)	1,035,120

2,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Tender Option Bond Trust 2015-XF0147, 18.727%, 6/01/42 (IF)	6/22 at 100.00	AA	3,077,000

2,720	North Carolina Medical Care Commission, Revenue Bonds, First Mortgage Galloway Ridge Project, Refunding Series 2014A, 5.250%, 1/01/41	1/24 at 100.00	N/R	2,794,120
18,800	Total North Carolina			22,103,630

	North Dakota – 0.1%

3,300	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36	12/26 at 100.00	N/R	3,338,280

110	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota (continued)

$6,370	North Dakota Public Financing Authority, Capital Financing Program Revenue Bonds, Series 2015C, 5.000%, 6/01/40 (UB)	6/25 at 100.00	A+	$7,279,254

	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013:
3,070	6.250%, 9/01/23 (4)	No Opt. Call	N/R	1,227,969
14,230	7.750%, 9/01/38 (4)	9/23 at 100.00	N/R	5,691,858
26,970	Total North Dakota			17,537,361

	Ohio – 5.0%

13,395	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Refunding & Improvement Series 2016, 5.250%, 11/15/46	11/26 at 100.00	Baa1	14,924,441

2,500	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Tender Option Bond Trust 2015-XF2193, 15.039%, 5/01/42 (IF) (6)	5/22 at 100.00	A2	3,315,500

272,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, First Subordinate Capital Appreciation Turbo Term Series 2007B, 0.000%, 6/01/47	11/17 at 0.00	N/R	18,313,760

200,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Second Subordinate Capital Appreciation Turbo Term Series 2007C, 0.000%, 6/01/52	11/17 at 0.00	N/R	6,448,000

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,000	5.125%, 6/01/24	11/17 at 100.00	Caa1	950,540
108,130	5.875%, 6/01/30	11/17 at 100.00	Caa1	105,167,238
72,925	5.750%, 6/01/34	11/17 at 100.00	Caa1	70,595,776
25,355	6.000%, 6/01/42	11/17 at 100.00	B–	24,625,537
29,580	6.500%, 6/01/47	11/17 at 100.00	B–	29,575,859
108,900	5.875%, 6/01/47	11/17 at 100.00	B–	104,755,266

49,640	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	Caa1	49,556,605

	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C:
2,405	5.750%, 12/01/34	12/22 at 100.00	N/R	2,410,099
4,285	6.000%, 12/01/43	12/22 at 100.00	N/R	4,304,968

	Butler County Port Authority, Ohio, Revenue Bonds, StoryPoint Fairfield Project, Senior Series 2017A-1:
200	6.250%, 1/15/34	1/24 at 104.00	N/R	207,392
1,500	6.375%, 1/15/43	1/24 at 104.00	N/R	1,547,010
4,400	6.500%, 1/15/52	1/24 at 104.00	N/R	4,525,444

2,460	County of Greene, Ohio $6,260,000 Greene Town Center Improvement Revenue Bonds, Series 2009, 8.000%, 12/01/34	12/19 at 100.00	N/R	2,608,559

5,000	Franklin County, Ohio, Hospital Facilities Revenue Bonds, OhioHealth Corporation, Series 2015, 5.000%, 5/15/45 (UB)	5/25 at 100.00	Aa2	5,629,900

13,960	Hamilton County, Ohio, Healthcare Facilities Revenue Bonds, Christ Hospital Project, Series 2012, 5.000%, 6/01/42 (UB) (6)	6/22 at 100.00	A–	15,276,568

3,800	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Tender Option Bond Trust 2015-XF1005, 14.423%, 2/01/44 (IF) (6)	2/24 at 100.00	A	5,193,346

NUVEEN	111

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A:
$430	5.000%, 12/01/22	12/17 at 100.00	N/R	$423,911
3,250	5.000%, 12/01/32	12/17 at 100.00	N/R	3,138,460

6,330	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2014A, 6.250%, 12/01/33	6/23 at 100.00	N/R	6,584,593

5,040	Lorain County Port Authority, Ohio, Tax Increment Revenue Bonds, North Ridgeville- Riddell Public Improvement Project, Series 2017, 5.750%, 12/01/41	12/26 at 100.00	N/R	5,050,231

2,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	2,665,125

1,745	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2016-XF2311, 15.647%, 5/01/34 (IF) (6)	5/19 at 100.00	BBB+	2,112,724

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
1,860	5.000%, 2/15/27	2/23 at 100.00	Ba2	2,004,131
8,685	5.000%, 2/15/33	2/23 at 100.00	Ba2	9,235,021
21,300	5.000%, 2/15/44	2/23 at 100.00	Ba2	22,205,463
7,000	5.000%, 2/15/48	2/23 at 100.00	Ba2	7,270,480

33,610	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20	No Opt. Call	C	15,376,575

11,880	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/18	No Opt. Call	CCC+	11,805,156

15,180	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29 (Mandatory put 9/15/21)	No Opt. Call	CCC+	14,932,262

4,335	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	C	1,983,263

2,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (Mandatory put 7/02/18)	No Opt. Call	C	915,000

5,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33 (Mandatory put 6/01/20)	No Opt. Call	C	2,287,500

1,875	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005B, 3.125%, 1/01/34 (Mandatory put 7/01/18)	No Opt. Call	C	857,813

3,705	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33 (Mandatory put 6/01/20)	No Opt. Call	C	1,695,038

1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33 (Mandatory Put 4/01/20)	No Opt. Call	C	457,500

5,450	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	C	2,493,375

2,445	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory put 6/01/22)	No Opt. Call	CCC+	2,405,147

112	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$10,440	Ohio Air Quality Development Authority, Revenue Refunding Bonds, AK Steel Holding Corporation, Series 2012A, 6.750%, 6/01/24 (Alternative Minimum Tax)	2/22 at 100.00	B–	$10,895,393

15,565	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1998, 5.650%, 3/01/33 (Alternative Minimum Tax)	12/17 at 100.00	B1	15,588,036

7,302	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.050%, 8/01/34 (Alternative Minimum Tax)	12/17 at 100.00	B1	7,315,217

160	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29	11/21 at 100.00	Caa1	166,302

15,375	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21)	No Opt. Call	C	7,034,063

1,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006A, 3.000%, 5/15/19	No Opt. Call	C	457,500

24,720	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (Mandatory put 6/03/19)	No Opt. Call	C	11,309,400

6,410	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20)	No Opt. Call	C	2,932,575

3,500	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	C	1,601,250

44,500	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2009A, 4.375%, 6/01/33 (Mandatory put 6/01/22)	No Opt. Call	CCC+	43,774,650

5,670	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33 (Mandatory put 7/01/20)	No Opt. Call	C	2,594,025

13,015	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory put 6/01/22)	No Opt. Call	CCC+	12,802,856

6,355	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33 (Mandatory put 6/03/19)	No Opt. Call	C	2,907,413

8,525	Port of Greater Cincinnati Development Authority, Ohio, Special Obligation TIF Revenue Bonds, RBM Development – Phase 2A Project, Series 2016B, 5.000%, 12/01/46	12/26 at 100.00	N/R	8,627,641

	Seneca County, Ohio, Health Care Facilities Revenue Bonds, VOA Care Rehabilitation Centers, Inc., Series 2014A:
1,500	6.500%, 7/01/34	7/24 at 100.00	N/R	1,577,490
3,000	6.750%, 7/01/43	7/24 at 100.00	N/R	3,161,340
5,000	7.000%, 7/01/49	7/24 at 100.00	N/R	5,266,650

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
2,240	5.750%, 12/01/32	12/22 at 100.00	BB	2,452,688
12,000	6.000%, 12/01/42	12/22 at 100.00	BB	13,187,040

1,200	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Improvement Series 2015, 5.500%, 12/01/43	12/24 at 100.00	BB	1,287,984

NUVEEN	113

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$11,300	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	2/18 at 100.00	B1	$11,319,210

	Toledo Lucas County Port Authority, Ohio, Revenue Bonds, Storypoint Waterville Project, Series 2016A-1:
735	6.125%, 1/15/34	1/24 at 104.00	N/R	749,781
1,440	6.250%, 1/15/43	1/24 at 104.00	N/R	1,468,498
3,390	6.375%, 1/15/51	1/24 at 104.00	N/R	3,469,496

27,585	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	N/R	28,738,605

	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A:
11,750	6.100%, 7/01/18 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	118
18,400	6.350%, 7/01/27 (Alternative Minimum Tax) (4)	7/19 at 100.00	N/R	184

5,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007B, 7.250%, 7/01/27 (Alternative Minimum Tax) (4)	7/19 at 100.00	N/R	50
1,333,132	Total Ohio			786,516,031

	Oklahoma – 0.8%

8,200	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	9,470,836

	Oklahoma Development Finance Authority, Revenue Bonds, Provident Oklahoma Education Resources Inc. – Cross Village Student Housing Project, Series 2017:
2,000	5.000%, 8/01/52	8/27 at 100.00	BBB–	2,178,240
14,000	5.250%, 8/01/57	8/27 at 100.00	BBB–	15,411,060

	Payne County Economic Development Authority, Oklahoma, Revenue Bonds, Epworth Living at the Ranch, Series 2016A:
4,250	6.875%, 11/01/46	11/26 at 100.00	N/R	4,239,545
6,235	7.000%, 11/01/51	11/26 at 100.00	N/R	6,258,132

	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc. Project, Refunding Series 2017:
1,000	5.250%, 11/15/37	11/25 at 102.00	BBB–	1,128,030
5,830	5.250%, 11/15/45	11/25 at 102.00	BBB–	6,501,966

	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc. Project, Series 2010A:
7,510	7.250%, 11/01/40 (Pre-refunded 5/01/20)	5/20 at 100.00	N/R (7)	8,670,220
10,760	7.250%, 11/01/45 (Pre-refunded 5/01/20)	5/20 at 100.00	N/R (7)	12,422,312

31,500	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2000B, 5.500%, 6/01/35 (Alternative Minimum Tax)	6/23 at 100.00	N/R	33,449,535

5,750	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2001A, 5.500%, 12/01/35 (Alternative Minimum Tax)	6/23 at 100.00	N/R	6,197,120

15,705	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2001B, 5.500%, 12/01/35 (Alternative Minimum Tax)	6/23 at 100.00	N/R	16,843,770
112,740	Total Oklahoma			122,770,766

114	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon – 0.3%

	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Cascade Healthcare Community, Inc., Refunding Series 2008:
$900	8.000%, 1/01/28 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (7)	$976,482
2,670	8.250%, 1/01/38 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (7)	2,905,200

1,600	Oregon Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.375%, 9/01/40 (Pre-refunded 9/01/20)	9/20 at 100.00	N/R (7)	1,837,376

9,900	Oregon Facilities Authority, Revenue Bonds, Providence Health and Services, Series 2015C, 5.000%, 10/01/45 (UB) (6)	10/25 at 100.00	AA–	11,224,521

	Oregon Facilities Authority, Revenue Bonds, Redmond Proficiency Academy Project, Series 2015A:
550	5.500%, 6/15/35	6/25 at 100.00	N/R	574,525
1,650	5.750%, 6/15/46	6/25 at 100.00	N/R	1,729,415

3,625	Oregon Facilities Authority, Revenue Bonds, Redmond Proficiency Academy Project, Series 2016A, 5.250%, 6/15/51	6/25 at 100.00	N/R	3,662,591

1,940	Oregon Facilities Authority, Revenue Bonds, Trillium Charter School Project, Refunding Series 2007A, 7.000%, 11/01/37	11/17 at 102.00	N/R	1,981,594

	Oregon Health, Housing, Educational and Cultural Facilities Authority, Revenue Bonds, Oregon Coast Aquarium Project, Series 2005A:
495	4.850%, 10/01/20	12/17 at 100.00	N/R	480,214
130	5.000%, 10/01/21	1/18 at 100.00	N/R	123,877
730	5.350%, 10/01/31	12/17 at 100.00	N/R	643,342

8,270	Oregon State Solid Waste Disposal Facilities Economic Development Revenue Bonds, USG Corporation Project, Series 192 of 1999, 6.400%, 12/01/29 (Alternative Minimum Tax)	12/17 at 100.00	B1	8,288,029

3,125	Polk County Hospital Facility Authority, Oregon, Revenue Bonds, Dallas Retirement Village Project, Series 2015A, 5.375%, 7/01/45	7/25 at 100.00	N/R	3,188,656

2,480	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project, Series 1997, 5.650%, 12/01/27	12/17 at 100.00	N/R	2,487,118
38,065	Total Oregon			40,102,940

	Pennsylvania – 2.7%

	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
13,355	6.750%, 11/01/24	11/19 at 100.00	Caa1	13,887,063
12,225	6.875%, 5/01/30	11/19 at 100.00	Caa1	12,525,002

7,620	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.550%, 12/01/27	12/21 at 100.00	Caa1	7,964,424

12,655	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	Caa1	12,489,220

	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011:
1,250	6.750%, 11/01/31	11/21 at 100.00	BBB	1,393,138
2,500	7.000%, 11/01/40	11/21 at 100.00	BBB	2,794,200

1,900	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 6.000%, 10/15/38 (Pre-refunded 10/15/18)	10/18 at 100.00	Baa3 (7)	2,000,472

2,905	Allegheny County Industrial Development Authority, Pennsylvania, , Charter School Revenue Bonds, Propel Charter School-Sunrise, Series 2013, 6.000%, 7/15/38	7/23 at 100.00	BB+	3,082,757

NUVEEN	115

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Allentown Commercial and Industrial Development Authority, Pennsylvania, Revenue Bonds, Executive Education Academy Charter School, Series 2017:
$2,400	6.000%, 7/01/37	7/24 at 100.00	N/R	$2,401,056
11,015	6.250%, 7/01/47	7/24 at 100.00	N/R	11,019,626

	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017:
2,425	5.000%, 5/01/32	5/27 at 100.00	Ba1	2,693,181
19,330	5.000%, 5/01/42	5/27 at 100.00	Ba1	20,776,464

24,925	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (Mandatory put 7/01/21)	No Opt. Call	C	11,403,188

4,560	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory put 4/01/21)	No Opt. Call	CCC+	4,485,718

	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A:
2,025	4.375%, 1/01/35 (Mandatory put 7/01/22)	No Opt. Call	CCC+	1,991,952
30,645	3.500%, 4/01/41 (Mandatory put 6/01/20)	No Opt. Call	C	14,020,088

18,895	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory put 6/01/20)	No Opt. Call	C	8,644,463

1,770	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	C	809,775

4,430	Berks County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, One Douglassville Properties Project, Series 2007A, 6.125%, 11/01/34 (Pre-refunded 11/01/17) (Alternative Minimum Tax)	11/17 at 101.00	N/R (7)	4,494,722

2,110	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Tender Option Bond Trust 2015-XF2049, 18.366%, 11/01/44 (IF) (6)	5/22 at 100.00	A3	2,926,697

1,250	Bucks County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, U.S. Steel Corporation, Refunding Series 2011, 6.750%, 6/01/26	12/21 at 100.00	Caa1	1,322,863

	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005:
4,075	5.500%, 10/15/25 (Pre-refunded 11/24/17)	11/17 at 100.00	N/R (7)	4,080,298
12,180	5.750%, 10/15/37 (Pre-refunded 11/24/17)	11/17 at 100.00	N/R (7)	12,192,058

	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2015A:
705	5.000%, 12/01/30	12/25 at 100.00	N/R	726,044
680	5.000%, 12/01/35	12/25 at 100.00	N/R	688,602
1,400	5.250%, 12/01/45	12/25 at 100.00	N/R	1,412,852

9,750	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Charter School Project, Series 2012A, 5.375%, 10/15/42	10/22 at 100.00	BB+	9,952,313

6,000	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Charter School Project, Series 2017A, 5.250%, 10/15/47	4/27 at 100.00	BB+	6,112,140

116	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Renaissance Academy Charter School Project, Series 2014:
$1,600	5.000%, 10/01/39	10/24 at 100.00	BBB–	$1,703,952
785	5.000%, 10/01/44	10/24 at 100.00	BBB–	830,090

1,595	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion University Foundation Inc. Student Housing Project at Clarion University, Series 2014A, 5.000%, 7/01/45	7/24 at 100.00	Baa3	1,676,935

1,000	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc. – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/39	7/24 at 100.00	BBB–	1,073,310

3,700	Lehigh County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, West Hills Business Center Project, Series 2014, 6.500%, 7/01/32	7/23 at 100.00	N/R	4,010,208

6,483	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33	7/24 at 100.00	N/R	6,701,607

1,440	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 2017-XF2454, 16.909%, 8/01/38 (Pre-refunded 8/01/20) (IF) (6)	8/20 at 100.00	N/R (7)	2,129,472

1,000	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45	1/25 at 100.00	Baa2	1,076,380

1,000	Montgomery County Industrial Development Authority, Pennsylvania, Mortgage Revenue Bonds, Whitemarsh Continuing Care Retirement Community Project, Series 2008, 7.000%, 2/01/36 (Pre-refunded 2/01/18)	2/18 at 100.00	N/R (7)	1,020,390

	Mount Lebanon School District, Allegheny County, Pennsylvania, General Obligation Bonds, Tender Option Bond Trust 2016-XG0063:
945	15.155%, 2/15/31 (IF) (6)	8/23 at 100.00	Aa1	1,571,459
1,340	15.178%, 2/15/32 (IF) (6)	8/23 at 100.00	Aa1	2,210,451
1,410	15.166%, 2/15/33 (IF) (6)	8/23 at 100.00	Aa1	2,301,501
1,480	15.191%, 2/15/34 (IF) (6)	8/23 at 100.00	Aa1	2,399,731

1,071	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23, (cash 5.000%, PIK 5.000%) (4)	12/17 at 100.00	N/R	320,934

134	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23, (cash 5.000%, PIK 5.000%) (23)	12/17 at 100.00	N/R	40,119

5,295	Northampton County Industrial Development Authority, Pennsylvania, Tax Increment Financing Revenue Bonds, Route 33 Project, Series 2013, 7.000%, 7/01/32	7/23 at 100.00	N/R	6,178,047

13,105	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2005A, 3.750%, 12/01/40 (Mandatory put 7/01/20)	No Opt. Call	C	5,995,538

2,100	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2006A, 2.550%, 11/01/41 (Mandatory put 12/03/18)	No Opt. Call	C	960,750

56,920	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	B+	58,267,296

8,850	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009B, 5.000%, 12/01/38 (Mandatory put 9/01/20)	No Opt. Call	B+	8,810,972

1,000	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	Baa3	1,059,080

NUVEEN	117

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$49,050	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	12/17 at 100.00	B1	$49,149,572

2,070	Pennsylvania Economic Development Financing Authority, Special Facilities Revenue Bonds, US Airways Group Inc. Project, Series 2010B, 8.000%, 5/01/29	5/20 at 100.00	B1	2,323,679

	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Tender Option Bond Trust 2015-XF2189:
1,205	18.441%, 8/15/41 (Pre-refunded 8/15/21) (IF) (6)	8/21 at 100.00	AA– (7)	2,053,609
750	17.945%, 8/15/41 (Pre-refunded 8/15/21) (IF) (6)	8/21 at 100.00	AA– (7)	1,263,915

4,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38 (5)	12/27 at 100.00	A–	4,952,520

	Philadelphia Authority for Industrial Development Senior Living Facilities, Pennsylvania, Revenue Bonds, Wesley Enhanced Living Obligated Group, Series 2017A:
1,445	5.000%, 7/01/37	7/27 at 100.00	BB	1,530,486
1,575	5.000%, 7/01/42	7/27 at 100.00	BB	1,650,474
3,605	5.000%, 7/01/49	7/27 at 100.00	BB	3,745,811

972	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	12/17 at 100.00	Baa3	973,254

3,091	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36 (4)	12/17 at 100.00	N/R	31

2,050	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva Esperanza, Inc. – Esperanza Academy Charter School, Series 2013, 8.000%, 1/01/33	1/23 at 100.00	N/R	2,330,932

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006:
1,215	6.050%, 5/01/23	12/17 at 100.00	N/R	1,215,936
985	6.250%, 5/01/33	12/17 at 100.00	N/R	985,561

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Tacony Academy Charter School, Series of 2014:
1,000	6.875%, 6/15/33	6/23 at 100.00	BB+	1,108,670
6,070	7.375%, 6/15/43	6/23 at 100.00	BB+	6,850,177

	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A:
1,000	5.625%, 7/01/36	7/22 at 100.00	Ba1	1,102,420
37,555	5.625%, 7/01/42	7/22 at 100.00	Ba1	41,314,631

	Scranton, Lackawanna County, Pennsylvania, General Obligation Bonds, Refunding Series 2017:
1,585	5.000%, 9/01/28	9/27 at 100.00	BB+	1,716,412
1,650	5.000%, 9/01/29	9/27 at 100.00	BB+	1,772,793

6,430	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016, 5.000%, 11/15/32	5/24 at 100.00	BB+	6,713,242

6,620	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2016A, 5.000%, 11/15/28	5/24 at 100.00	BB+	6,860,505
461,156	Total Pennsylvania			428,243,228

	Rhode Island – 0.3%

6,050	Rhode Island Health & Educational Building Corporation, Health Facilities Revenue Bonds, Tockwotton Home, Series 2011, 8.375%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	Aaa	7,453,600

118	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Rhode Island (continued)

	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A:
$2,370	5.500%, 9/01/28 (Pre-refunded 9/01/23)	9/23 at 100.00	BB (7)	$2,868,364
2,500	6.000%, 9/01/33 (Pre-refunded 9/01/23)	9/23 at 100.00	BB (7)	3,095,725

1,550	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative Minimum Tax)	12/17 at 100.00	A	1,563,113

237,800	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	12/17 at 0.00	CCC+	24,529,070
250,270	Total Rhode Island			39,509,872

	South Carolina – 1.4%

	Greenville Hospital System Board of Trustees, South Carolina, Hospital Revenue Bonds, Tender Option Bond Trust 2015-XF0145:
510	18.470%, 5/01/33 (IF)	5/24 at 100.00	A+	836,216
500	18.604%, 5/01/34 (IF)	5/24 at 100.00	A+	814,350
1,000	18.604%, 5/01/39 (IF)	5/24 at 100.00	A+	1,571,550

5,229	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39 (4)	11/17 at 100.00	N/R	1,566,608

14,058	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/17 (4)	No Opt. Call	N/R	4,211,777

7,490	Lexington County Health Services District, Inc., South Carolina, Hospital Revenue Bonds, Lexington Medical Center, Series 2016, 5.000%, 11/01/46 (UB) (6)	5/26 at 100.00	AA–	8,328,730

1,000	South Carolina Jobs-Economic Development Authority, First Mortgage Revenue Bonds, Lutheran Homes, Series 2007, 5.625%, 5/01/42 (Pre-refunded 11/22/17)	11/17 at 100.00	N/R (7)	1,000,970

120	South Carolina Jobs Economic Development Authority, Economic Development Revenue Bonds, Midland Valley Preparatory School Project, Taxable Series 2014B, 8.000%, 11/15/19	No Opt. Call	N/R	122,153

2,000	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Midland Valley Preparatory School Project, Series 2014, 7.750%, 11/15/45	11/24 at 100.00	N/R	2,237,220

3,000	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Palmetto Scholars Academy Project, Series 2015A, 5.250%, 8/15/46	2/25 at 100.00	BB	3,046,200

	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, York Preparatory Academy Project, Series 2014A:
1,370	7.000%, 11/01/33	11/24 at 100.00	N/R	1,519,714
11,515	7.250%, 11/01/45	11/24 at 100.00	N/R	12,870,085

	South Carolina Jobs-Economic Development Authority, Health Facilities Revenue Bonds, The Lutheran Homes of South Carolina Inc., Series 2013:
750	5.000%, 5/01/43	5/23 at 100.00	N/R	769,808
1,255	5.125%, 5/01/48	5/23 at 100.00	N/R	1,292,085

15,055	South Carolina Jobs-Economic Development Authority, Solid Waste Recycling Facilities Revenue Bonds, Viva Recycling of South Carolina, LLC Project, Series 2012, 8.125%, 1/01/28 (Alternative Minimum Tax) (4)	1/22 at 100.00	N/R	3,775,643

	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Tender Option Bond Trust 2017-XF2425:
1,700	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Series 2012D, 5.000%, 12/01/43 (UB) (6)	6/22 at 100.00	A+	1,829,455
2,185	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Series 2013E, 5.000%, 12/01/48 (UB) (6)	12/23 at 100.00	A+	2,382,677

NUVEEN	119

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Series 2014A:
$2,575	5.000%, 12/01/49 (UB) (6)	6/24 at 100.00	A+	$2,815,969
68,695	5.500%, 12/01/54 (UB) (6)	6/24 at 100.00	A+	77,796,400

10,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Series 2014C, 5.000%, 12/01/46 (UB) (6)	12/24 at 100.00	A+	10,963,600

18,650	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Series 2015A, 5.000%, 12/01/50 (UB) (6)	6/25 at 100.00	A+	20,503,997

	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Series 2015E:
410	5.250%, 12/01/55	12/25 at 100.00	A+	462,628
4,970	5.250%, 12/01/55 (UB) (6)	12/25 at 100.00	A+	5,607,950

	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Series 2016B:
7,500	5.000%, 12/01/41 (UB)	12/26 at 100.00	A+	8,444,700
35,305	5.000%, 12/01/46 (UB) (6)	12/26 at 100.00	A+	39,515,828
7,770	5.000%, 12/01/56 (UB) (6)	12/26 at 100.00	A+	8,624,933

	Walnut Creek Improvement District, Lancaster County, South Carolina, Assessment Revenue Bonds, Series 2016A-1:
1,280	5.000%, 12/01/31	12/23 at 100.00	N/R	1,354,560
1,500	5.000%, 12/01/37	12/23 at 100.00	N/R	1,562,160
227,392	Total South Carolina			225,827,966

	South Dakota – 0.1%

6,400	Lower Brule Sioux Tribe, South Dakota, Tribal Purpose Refunding Bonds, Series 2014C, 6.000%, 3/01/32	3/24 at 100.00	N/R	6,477,696

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Tender Option Bond Trust 2016-XG0096:
1,250	16.297%, 11/01/40 (IF) (6)	11/19 at 100.00	A+	1,578,600
250	16.297%, 11/01/40 (IF) (6)	11/19 at 100.00	A+	315,720
2,905	16.291%, 11/01/40 (IF) (6)	11/19 at 100.00	A+	3,668,318
10,805	Total South Dakota			12,040,334

	Tennessee – 1.8%

2,000	Blount County Health and Educational Facilities Board, Tennessee, Revenue Refunding Bonds, Asbury, Inc., Series 2016A, 5.000%, 1/01/47	1/25 at 102.00	N/R	2,059,600

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2015-XF1023:
2,545	15.129%, 1/01/40 (IF) (6)	1/23 at 100.00	BBB+	3,271,267
2,500	15.136%, 1/01/45 (IF) (6)	1/23 at 100.00	BBB+	3,169,600
865	15.037%, 1/01/45 (IF) (6)	1/23 at 100.00	BBB+	1,096,344

1,000	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	BBB+	1,066,960

2,565	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	BBB+	2,736,060

	Knox County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Bonds, Provision Center for Proton Therapy Project, Series 2014:
3,500	5.250%, 5/01/25	11/24 at 100.00	N/R	3,400,950
54,230	6.000%, 5/01/34	11/24 at 100.00	N/R	51,688,240

4,485	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Serenity Towers Apartments, Series 2014A, 5.875%, 3/01/44	3/24 at 100.00	BB	4,347,400

120	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Rocketship Education Project, Series 2017E:
$3,975	5.250%, 6/01/47	6/26 at 100.00	N/R	$4,037,527
3,250	5.375%, 6/01/52	6/26 at 100.00	N/R	3,309,475

	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A:
13,135	5.000%, 7/01/40 (UB) (6)	7/26 at 100.00	A3	14,735,368
31,675	5.000%, 7/01/46 (UB) (6)	7/26 at 100.00	A3	35,254,909

19,965	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Vanderbilt University Medical Center Revenue Bonds, Series 2017A, 5.000%, 7/01/48 (UB) (6)	7/27 at 100.00	A3	22,355,609

1,450	Shelby County Health, Educational and Housing Facility Board, Tennessee, Fixed Rate Revenue Bonds, Trezevant Manor, Refunding Series 2013A, 5.375%, 9/01/41	9/23 at 100.00	N/R	1,501,171

	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue Bonds, Provision Cares Proton Therapy Center, Nashville Project, Series 2017A:
18,170	7.375%, 6/01/37	6/27 at 100.00	N/R	18,474,711
17,235	7.500%, 6/01/47	6/27 at 100.00	N/R	17,552,296

66,300	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	76,882,806

12,155	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place Inc. Project, Series 2015A, 5.500%, 1/01/46	7/26 at 100.00	N/R	11,601,461
261,000	Total Tennessee			278,541,754

	Texas – 4.2%

2,250	Anson Education Facilities Corporation, Texas, Education Revenue Bonds, Arlington Classics Academy, Series 2016A, 5.000%, 8/15/45	8/26 at 100.00	BB+	2,285,348

	Argyle, Texas, Special Assessment Revenue Bonds, Highlands of Argyle Public Improvement District 1 Project, Series 2017:
750	5.000%, 9/01/37	9/27 at 100.00	N/R	751,133
1,470	5.250%, 9/01/47	9/27 at 100.00	N/R	1,472,190

1,150	Arlington Higher Education Finance Corporation, Education Revenue Bonds, Texas, Wayside Schools, Series 2016A, 4.625%, 8/15/46	8/21 at 100.00	BB+	1,150,150

195	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Arlington Classics Academy, Series 2010A, 7.000%, 8/15/28	8/20 at 100.00	BB+	213,016

	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Leadership Prep School, Series 2016A:
490	5.000%, 6/15/36	6/21 at 100.00	BB	493,925
1,245	5.000%, 6/15/46	6/21 at 100.00	BB	1,247,502

6,630	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phase 1 Project, Series 2015, 7.250%, 9/01/45	3/23 at 103.00	N/R	6,853,497

5,935	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phases 2-3 Major Improvements Project, Series 2015, 8.250%, 9/01/40	3/23 at 103.00	N/R	6,119,163

1,380	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Refunding Second Tier Series 2017B, 5.000%, 1/01/34	1/27 at 100.00	BBB–	1,533,152

8,395	Austin, Texas, Estancia Hill Country Public Improvement District, Area 1 Special Assessment Revenue Bonds, Series 2013, 6.000%, 11/01/28	11/23 at 100.00	N/R	8,837,333

NUVEEN	121

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Beasley Higher Education Finance Corporation, Texas, Education Revenue Bonds, FOCUS Learning Academy Charter School, Series 2011:
$1,565	7.500%, 8/15/31	8/21 at 100.00	C	$1,408,156
3,525	7.750%, 8/15/41 (4)	8/21 at 100.00	C	3,082,331

	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003B:
9,860	6.300%, 7/01/32 (Alternative Minimum Tax) (4)	12/17 at 100.00	N/R	99
13,650	5.000%, 3/01/41 (Alternative Minimum Tax) (4)	12/17 at 100.00	N/R	137

1,020	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003D, 5.400%, 10/01/29 (4)	12/17 at 100.00	C	10

8,875	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company Project, Series 1999A, 7.700%, 4/01/33 (Alternative Minimum Tax) (4)	12/17 at 100.00	N/R	89

10,925	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax) (4)	12/17 at 100.00	N/R	109

16,665	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax) (4)	12/17 at 100.00	N/R	167

40,000	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax) (4)	7/18 at 100.00	N/R	400

	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 1 Project, Series 2014:
1,450	6.625%, 9/01/32	9/22 at 103.00	N/R	1,480,929
3,400	7.000%, 9/01/40	9/22 at 103.00	N/R	3,471,298

	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 2 & 3 Major improvement Project, Series 2014:
2,025	7.250%, 9/01/32	9/22 at 103.00	N/R	2,066,918
3,500	7.625%, 9/01/40	9/22 at 103.00	N/R	3,571,225

	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement District Phase 1 Project, Series 2016:
575	4.800%, 9/01/37	9/26 at 100.00	N/R	540,535
1,000	5.250%, 9/01/46	9/26 at 100.00	N/R	965,370

1,100	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 1 Project, Series 2015, 5.875%, 9/01/40	9/20 at 103.00	N/R	1,074,766

	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 2-9 Major improvement Project, Series 2015:
1,750	6.000%, 9/01/30	9/22 at 103.00	N/R	1,728,265
5,000	6.250%, 9/01/40	9/22 at 103.00	N/R	4,999,700

3,115	Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms Public Improvement District Phase 1 Project, Series 2017, 6.125%, 9/01/46	9/27 at 100.00	N/R	3,150,573

1,245	Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms Public Improvement District Phase 2 Major Improvement Project, Series 2017, 6.125%, 9/01/46	9/27 at 100.00	N/R	1,229,139

6,045	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Area 1 Project, Series 2015, 7.250%, 9/01/45	3/23 at 103.00	N/R	6,095,899

10,640	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Areas 2-5 Major Improvement Project, Series 2015, 8.250%, 9/01/40	3/23 at 103.00	N/R	10,724,694

122	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Celina, Texas, Special Assessment Revenue Bonds, Wells North Public Improvement District Neighborhood Improvement Area 1 Project, Series 2016:
$700	5.000%, 9/01/36	9/22 at 103.00	N/R	$675,724
1,650	5.250%, 9/01/46	9/22 at 103.00	N/R	1,604,493

1,595	Celina, Texas, Special Assessment Revenue Bonds, Wells South Public Improvement District Neighborhood Improvement Area 1 Project, Series 2015, 6.250%, 9/01/45	9/24 at 100.00	N/R	1,621,908

1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien Series 2013, 5.000%, 1/01/42	1/23 at 100.00	Baa3	1,086,890

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010:
2,225	0.000%, 1/01/28	No Opt. Call	Baa2	1,599,375
4,000	0.000%, 1/01/29	No Opt. Call	Baa2	2,756,840

20,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.750%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa3 (7)	23,505,000

	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A:
25	7.750%, 2/15/18	No Opt. Call	B+	25,230
7,500	9.000%, 2/15/38	2/18 at 100.00	B+	7,616,850

900	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A, 4.400%, 12/01/47	12/22 at 100.00	BBB–	907,830

3,355	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2014A, 4.600%, 12/01/49	12/24 at 100.00	BBB–	3,435,084

	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement Area 1 Project, Series 2016:
1,490	6.250%, 9/01/35	9/23 at 103.00	N/R	1,452,184
3,500	6.500%, 9/01/46	9/23 at 103.00	N/R	3,392,585

1,200	Comal County, Texas, Special Assessment Revenue Bonds, Crossings Public Improvement District, Series 2017, 5.000%, 9/01/46	9/27 at 100.00	N/R	1,199,952

8,335	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Series 2016A, 5.000%, 12/01/48 (UB) (6)	12/25 at 100.00	Aa2	9,573,998

2,430	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38 (Pre-refunded 2/15/18)	2/18 at 100.00	BBB– (7)	2,477,920

6,050	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H. Wood Jr. Public Charter District, Inspire Academies, Series 2013A, 6.500%, 8/15/43	8/23 at 100.00	BBB–	6,838,315

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2013A:
960	6.625%, 9/01/31	9/23 at 100.00	N/R	1,101,917
7,010	6.375%, 9/01/42	9/23 at 100.00	N/R	7,877,978

11,875	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A, 5.250%, 9/01/44	9/24 at 100.00	BB+	12,731,069

	Flower Mound, Texas, Special Assessment Revenue Bonds, River Walk Public Improvement District 1, Series 2014:
1,400	6.500%, 9/01/36	9/19 at 103.00	N/R	1,450,834
2,000	6.750%, 9/01/43	9/19 at 103.00	N/R	2,055,580

3,500	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa3	3,600,485

5,480	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012B, 4.750%, 11/01/42	11/22 at 100.00	Baa3	5,637,331

NUVEEN	123

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$5,500	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	B3	$5,750,085

2,530	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	12/17 at 100.00	B3	2,529,494

	Hackberry, Texas, Combination Special Assessment and Contract Revenue Road and Utility Bonds, Hidden Cove Improvement District 2, Series 2017:
1,465	4.500%, 9/01/38	9/27 at 100.00	BBB	1,517,169
1,750	4.500%, 9/01/38	9/27 at 100.00	BBB	1,812,318

	Hackberry, Texas, Combination Special Assessment and Contract Revenue Road and Utility Bonds, Hidden Cove Improvements Series 2009-2A:
840	8.625%, 9/01/29 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R (7)	958,902
8,330	9.000%, 9/01/38 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R (7)	9,568,338

	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase 13-16 Project, Refunding & Improvement Series 2017:
1,100	4.500%, 9/01/37 (WI/DD, Settling 10/05/17)	9/27 at 100.00	N/R	1,099,956
1,260	5.000%, 9/01/44 (WI/DD, Settling 10/05/17)	9/27 at 100.00	N/R	1,297,661

	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase13 Project, Series 2014:
500	6.625%, 9/01/37 (Pre-refunded 9/01/19)	9/19 at 103.00	N/R (7)	566,750
525	6.750%, 9/01/44 (Pre-refunded 9/01/19)	9/19 at 103.00	N/R (7)	596,279

500	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase14-16 Project, Series 2014, 7.000%, 9/01/33 (Pre-refunded 9/01/19)	9/19 at 103.00	N/R (7)	570,150

2,500	Harris County Cultural Education Facilities Finance Corporation, Texas, First Mortgage Revenue Bonds, Brazos Presbyterian Homes, Inc. Project, Series 2013B, 7.000%, 1/01/43 (Pre-refunded 1/01/23)	1/23 at 100.00	BB+ (7)	3,187,950

1,884	Harris County, Texas, Lease Purchase Agreement Bonds, Murworth Project II Series 2000, 6.750%, 5/01/20	12/17 at 100.00	N/R	1,885,987

600	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/53 – AGM Insured	11/31 at 33.96	A2	111,564

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
1,875	0.000%, 11/15/23 – NPFG Insured	No Opt. Call	A3	1,533,450
16,030	0.000%, 11/15/25 – NPFG Insured	No Opt. Call	A3	12,082,613
4,920	0.000%, 11/15/26	No Opt. Call	A3	3,558,046
5,000	0.000%, 11/15/27 – NPFG Insured	No Opt. Call	A3	3,465,950
12,075	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	A3	8,002,586
10,525	0.000%, 11/15/29 – NPFG Insured	No Opt. Call	A3	6,657,484
14,715	0.000%, 11/15/30 – NPFG Insured	No Opt. Call	A3	8,892,422
5,000	0.000%, 11/15/31 – NPFG Insured	No Opt. Call	A3	2,885,200
1,910	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	A3	1,052,486
2,075	0.000%, 11/15/34 – NPFG Insured	11/31 at 83.17	A3	994,402
35	0.000%, 11/15/35	11/31 at 78.18	A3	15,680
4,160	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	A3	1,740,378
1,525	0.000%, 11/15/37 – NPFG Insured	11/31 at 69.08	A3	596,260
1,930	0.000%, 11/15/38 – NPFG Insured	11/31 at 64.91	A3	707,056
1,130	0.000%, 11/15/39 – NPFG Insured	11/31 at 60.98	A3	387,816
10,045	0.000%, 11/15/40 – NPFG Insured	11/31 at 57.27	A3	3,233,385
17,665	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	A3	5,324,761

1,840	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	A	567,842

124	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3:
$100	0.000%, 11/15/31 – NPFG Insured	11/24 at 66.52	A3	$51,616
605	0.000%, 11/15/32 – NPFG Insured	11/24 at 62.70	A3	293,352
1,420	0.000%, 11/15/33 – NPFG Insured	11/24 at 59.10	A3	646,214
190	0.000%, 11/15/34 – NPFG Insured	11/24 at 55.69	A3	81,252
3,120	0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	A3	1,254,396
6,465	0.000%, 11/15/38 – NPFG Insured	11/24 at 43.83	A3	2,154,461
9,245	0.000%, 11/15/39 – NPFG Insured	11/24 at 41.26	A3	2,896,366

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3:
25	0.000%, 11/15/34 (Pre-refunded 11/15/24) – NPFG Insured	11/24 at 55.69	A3 (7)	11,986
3,535	0.000%, 11/15/38 (Pre-refunded 11/15/24) – NPFG Insured	11/24 at 43.83	A3 (7)	1,333,756
8,430	0.000%, 11/15/39 (Pre-refunded 11/15/24) – NPFG Insured	11/24 at 41.26	A3 (7)	2,994,252

	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A:
11,180	0.000%, 11/15/34 – NPFG Insured	11/30 at 78.27	A2	5,499,107
27,155	0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	A2	10,237,978
10,750	0.000%, 11/15/40 – NPFG Insured	11/30 at 54.04	A2	3,566,958

9,190	Hays County, Texas, Special Assessment Revenue Bonds, La Cima Improvement District Major Public Improvement Project, Series 2015, 7.000%, 9/15/45	9/25 at 100.00	N/R	9,287,138

7,805	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	12/17 at 101.00	N/R	7,891,167

7,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Refunding Series 2011, 6.625%, 7/15/38 (Alternative Minimum Tax)	7/21 at 100.00	BB–	7,868,490

9,250	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015B-1, 5.000%, 7/15/35 (Alternative Minimum Tax)	7/25 at 100.00	BB–	10,005,263

2,650	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/24 at 100.00	BB–	2,915,610

38,655	Jefferson County Industrial Development Corporation, Texas, Hurricane Ike Disaster Area Revenue Bonds, Port of Beaumont Petroleum Transload Terminal, LLC Project, Series 2012, 8.250%, 7/01/32	7/22 at 100.00	N/R	40,239,468

	Leander, Texas, Special Assessment Revenue Bonds, Oak Creek Public Improvement District, Series 2014:
775	5.750%, 9/01/38	9/19 at 103.00	N/R	769,831
750	5.875%, 9/01/44	9/19 at 103.00	N/R	744,443

	Liberty Hill, Williamson County, Texas, Special Assessment Revenue Bonds, Liberty Parke Public Improvement District Neighborhood Improvement Area #1 Project, Series 2017:
560	5.125%, 9/01/27	No Opt. Call	N/R	570,007
2,165	6.000%, 9/01/46	9/27 at 100.00	N/R	2,202,108
1,000	5.375%, 9/01/46	9/26 at 100.00	N/R	1,016,250

	Little Elm, Texas, Special Assessment Revenue Bonds, Valencia Public Improvement I District Phases 2 -5 Major Improvement Project:
2,765	7.150%, 9/01/27	3/18 at 103.00	N/R	2,830,365
1,475	7.400%, 9/01/28	3/20 at 103.00	N/R	1,534,133

	Little Elm. Texas, Valencia Public Improvement District Phase I Special Assessment Revenue Bonds, Series 2014:
870	6.900%, 9/01/32	3/18 at 103.00	N/R	890,584
1,215	7.150%, 9/01/37	3/18 at 103.00	N/R	1,243,723

NUVEEN	125

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	McLendon-Chisholm, Texas, Special Assessment Revenue Bonds, Public Improvement District Phase 1, Series 2015:
$500	5.375%, 9/15/35	9/20 at 103.00	N/R	$494,600
400	5.500%, 9/15/40	9/20 at 103.00	N/R	395,112

20,970	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31 (Alternative Minimum Tax)	10/18 at 103.00	BB–	21,983,480

20,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, CarbonLITE Recycling, LLC Project, Series 2016, 6.500%, 12/01/33 (Alternative Minimum Tax)	12/23 at 103.00	N/R	19,321,400

17,430	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45 (Alternative Minimum Tax)	1/26 at 102.00	N/R	15,655,452

8,500	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Jubilee Academic Center, Series 2016A, 5.000%, 8/15/46	8/21 at 100.00	BB	8,514,365

	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Jubilee Academic Center, Series 2017A:
1,975	5.000%, 8/15/37	8/21 at 100.00	BB	1,986,633
3,085	5.125%, 8/15/47	8/21 at 100.00	BB	3,102,585

	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Compass Academy Charter School Inc., Series 2016A:
2,095	5.000%, 8/01/36	8/21 at 100.00	BB	2,105,014
6,005	5.000%, 8/01/46	8/21 at 100.00	BB	5,970,892

	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communities Senior Living Langford Project, Series 2016:
670	5.375%, 11/15/36	11/26 at 100.00	N/R	665,210
1,000	5.500%, 11/15/46	11/26 at 100.00	N/R	985,640
2,000	5.500%, 11/15/52	11/26 at 100.00	N/R	1,960,120

7,260	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF – Collegiate Housing Corpus Christi I, L.L.C. – Texas A&M University – Corpus Christi Project, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	BBB–	7,762,247

1,490	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF – Collegiate Housing Foundation – San Antonio 1, L.L.C. – Texas A&M University – San Antonio Project, Series 2016A, 5.000%, 4/01/48	4/26 at 100.00	BBB–	1,605,430

	Newark Higher Education Finance Corporation, Texas, Education Revenue Bonds, Austin Achieve Public Schools, Inc., Series 2017A:
1,000	5.000%, 6/15/37	6/22 at 100.00	N/R	1,007,850
1,250	5.000%, 6/15/42	6/22 at 100.00	N/R	1,252,500
3,000	5.250%, 6/15/48	6/22 at 100.00	N/R	3,023,400

11,090	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Tender Option Bond Trust 2017-XG0134, 17.656%, 1/01/38 (Pre-refunded 1/01/18) (IF) (6)	1/18 at 100.00	A– (7)	13,163,719

	Ponder, Texas, Special Assessment Revenue Bonds, Public Improvement District 1 Estates at Remington Park, Series 2017:
500	5.000%, 9/01/45 (WI/DD, Settling 10/04/17)	9/27 at 100.00	N/R	514,145
865	5.000%, 9/01/47 (WI/DD, Settling 10/04/17)	9/27 at 100.00	N/R	888,087

	Pottsboro Higher Education Finance Corporation, Texas, Education Revenue Bonds, Imagine International Academy of North Texas, LLC, Series 2016A:
655	5.000%, 8/15/36	8/26 at 100.00	N/R	668,617
1,000	5.000%, 8/15/46	8/26 at 100.00	N/R	1,011,600

126	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$3,605	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.125%, 2/01/39	2/24 at 100.00	Ba2	$3,708,824

	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012:
6,280	7.000%, 12/15/32 (4)	12/21 at 100.00	N/R	4,958,060
3,800	7.250%, 12/15/42 (4)	12/21 at 100.00	N/R	3,000,100
14,375	7.250%, 12/15/47 (4)	12/21 at 100.00	N/R	11,349,063

4,290	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crestview Project, Series 2011A, 8.000%, 11/15/46 (Pre-refunded 11/15/21)	11/21 at 100.00	N/R (7)	5,421,659

3,300	Red River Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, MRC Crossings Project, Series 2014A, 7.750%, 11/15/44	11/24 at 100.00	N/R	3,749,526

750	Rowlett, Texas, Special Assessment Revenue Bonds, Bayside Public Improvement District North Improvement Area, Series 2016, 6.000%, 9/15/46	3/24 at 102.00	N/R	736,635

5,945	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28 (4)	12/17 at 100.00	N/R	59

4,095	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2000A, 6.450%, 6/01/21 (Alternative Minimum Tax) (4)	12/17 at 100.00	C	41

2,285	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003A, 5.800%, 7/01/22 (4)	12/17 at 100.00	N/R	23

1,575	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC Project, Series 2003B, 6.150%, 8/01/22 (4)	12/17 at 100.00	N/R	16

100	Sanger Industrial Development Corporation, Texas, Industrial Development Revenue Bonds, Texas Pellets Inc. Project, Refunding Series 2012B, 8.000%, 7/01/38 (Alternative Minimum Tax) (4)	7/22 at 100.00	N/R	24,000

1,350	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Charter School Revenue Bonds, Trinity Basin Preparatory Project, Series 2009A, 7.750%, 6/01/39 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (7)	1,499,432

27,880	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 5.000%, 11/15/45 (UB)	5/26 at 100.00	AA–	31,546,499

	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckner Senior Living Ventana Project, Series 2017A:
240	6.625%, 11/15/37	5/27 at 100.00	N/R	260,702
5,875	6.750%, 11/15/47	5/27 at 100.00	N/R	6,372,025
5,865	6.750%, 11/15/52	5/27 at 100.00	N/R	6,338,540

2,500	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2014, 5.625%, 11/15/41	11/24 at 100.00	BB	2,603,975

2,075	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2009A, 8.000%, 2/15/38	2/20 at 100.00	N/R	2,226,600

	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2017A:
1,000	6.375%, 2/15/48	2/27 at 100.00	N/R	1,070,930
1,000	6.375%, 2/15/52	2/27 at 100.00	N/R	1,064,120

2,940	Texas City Industrial Development Corporation, Texas, Industrial Development Revenue Bonds, NRG Energy, Inc. Project, Fixed Rate Series 2012, 4.125%, 12/01/45	2/25 at 100.00	Baa3	2,907,954

NUVEEN	127

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$100	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/22	No Opt. Call	BBB+	$113,354

1,900	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	BBB–	2,112,819

	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
8,550	7.500%, 6/30/32	6/20 at 100.00	Baa3	9,811,724
2,715	7.500%, 6/30/33	6/20 at 100.00	Baa3	3,095,534
10,400	7.000%, 6/30/40	6/20 at 100.00	Baa3	11,758,968

	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013:
6,665	7.000%, 12/31/38 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	7,713,205
3,660	6.750%, 6/30/43 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	4,234,986

3,215	Texas Public Finance Authority Charter School Finance Corporation, Charter School Revenue Bonds, School of Excellence Education Project, Series 2004A, 7.000%, 12/01/34	12/17 at 100.00	BB	3,214,518

955	Town Of Hickory Creek, Denton County, Texas, Special Assessment Revenue Bonds, Hickory Creek Public Improvement District, Series 2017, 4.000%, 9/01/47	9/27 at 100.00	BBB–	938,593

5,500	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.125%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	BBB (7)	6,478,450

980	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 20003, 6.250%, 5/01/28 (Alternative Minimum Tax) (4)	12/17 at 100.00	C	10

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A:
3,610	5.250%, 11/01/32	11/17 at 100.00	B3	3,595,668
5,400	5.375%, 11/01/37	11/17 at 100.00	B3	5,393,142

	Westlake, Texas, Special Assessment Revenue Bonds, Solana Public Improvement District, Series 2015:
3,025	6.125%, 9/01/35	9/25 at 100.00	N/R	3,019,918
2,280	6.250%, 9/01/40	9/25 at 100.00	N/R	2,273,251
4,545	6.375%, 9/01/45	9/25 at 100.00	N/R	4,545,000
862,449	Total Texas			666,129,305

	Utah – 0.2%

1,300	Carbon County, Utah, Solid Waste Disposal Facility Revenue Bonds, Sunnyside Cogeneration Associates, Series 1999A, 7.100%, 8/15/23 (Alternative Minimum Tax)	No Opt. Call	N/R	1,432,522

2,580	Utah Charter School Finance Authority, Utah, Charter School Revenue Bonds, Spectrum Academy Project, Series 2015, 6.000%, 4/15/45	4/20 at 100.00	BB+	2,701,054

2,000	Utah State Charter School Finance Authority Charter School Revenue Bonds, Vista at Entrada School of Performing Arts and Technology) Series 2012, 6.550%, 7/15/42	7/22 at 100.00	BB+	2,181,260

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Entheos Academy, Improvement & Refunding Series 2013A:
1,730	6.500%, 10/15/33	10/18 at 100.00	BB+	1,775,914
2,650	6.750%, 10/15/43	10/18 at 100.00	BB+	2,724,015

128	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah (continued)

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Oquirrh Mountain Charter School, Series 2010:
$1,860	8.000%, 7/15/30	7/18 at 102.00	N/R	$1,948,369
3,910	8.000%, 7/15/41	7/18 at 102.00	N/R	4,091,971

5,145	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Summit Academy High School, Series 2011A, 8.500%, 5/15/41	5/21 at 100.00	N/R	5,802,480

5,180	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Refunding Series 2017A, 5.250%, 7/15/38	7/27 at 100.00	BB+	5,355,965

	Utah State Charter School Finance Authority, Revenue Bonds, Ronald Eilson Reagan Academy Project, Refunding Series 2016A:
815	5.000%, 2/15/36	2/26 at 100.00	BB+	836,272
1,705	5.000%, 2/15/46	2/26 at 100.00	BB+	1,732,979

4,100	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series 2007A, 5.800%, 6/15/38	12/17 at 100.00	BBB–	4,120,418
32,975	Total Utah			34,703,219

	Vermont – 0.1%

	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, University of Vermont Medical Center Project, Series 2016B:
1,500	5.000%, 12/01/37 (UB) (6)	6/26 at 100.00	A–	1,681,275
3,750	5.000%, 12/01/39 (UB) (6)	6/26 at 100.00	A–	4,185,263
5,990	5.000%, 12/01/46 (UB) (6)	6/26 at 100.00	A–	6,623,742
11,240	Total Vermont			12,490,280

	Virginia – 1.2%

24,250	Bristol Industrial Development Agency, Virginia, Revenue Bonds, The Falls-Bristol Project, Series 2014B, 6.350%, 11/01/44	11/24 at 100.00	N/R	24,360,580

	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B:
2,133	6.250%, 3/01/18 (24)	12/17 at 100.00	N/R	1,450,397
4,903	6.600%, 3/01/25 (25)	12/17 at 100.00	N/R	3,333,942
2,930	6.750%, 3/01/34 (26)	12/17 at 100.00	N/R	1,992,341

	Cherry Hill Community Development Authority, Virginia, Special Assessment Bonds, Potomac Shores Project, Series 2015:
1,100	5.150%, 3/01/35	3/25 at 100.00	N/R	1,139,600
1,865	5.400%, 3/01/45	3/25 at 100.00	N/R	1,946,874

720	Chesterfield County Health Center Commission, Virginia, Residential Care Facility First Mortgage Revenue Bonds, Lucy Corr Village, Series 2008A, 6.250%, 12/01/38	11/18 at 100.00	N/R	720,266

11,280	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2013, 7.250%, 3/01/43	3/23 at 100.00	N/R	12,256,735

6,675	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2015, 5.600%, 3/01/45	3/25 at 100.00	N/R	6,796,218

	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Revenue Bonds, Vinson Hall LLC, Series 2013A:
5,600	5.000%, 12/01/42	12/23 at 100.00	N/R	5,856,536
5,265	5.000%, 12/01/47	12/23 at 100.00	N/R	5,488,710

5,850	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015, 5.000%, 3/01/45	3/25 at 100.00	N/R	5,961,267

NUVEEN	129

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

	Lynchburg Economic Development Authority, Virginia, Hospital Revenue Bonds, Centra Health Obligated Group, Series 2017A:
$7,000	5.000%, 1/01/47 (UB) (6)	1/27 at 100.00	A	$7,829,500
1,860	4.000%, 1/01/47 (UB) (6)	1/27 at 100.00	A	1,913,605

43,520	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appreciation, Second Senior Lien Series 2010A, 0.000%, 10/01/37	No Opt. Call	BBB+	16,914,918

7,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 0.000%, 10/01/44 (5)	10/28 at 100.00	BBB+	8,229,900

	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B:
2,450	0.000%, 10/01/27 – AGC Insured	No Opt. Call	A3	1,810,697
4,810	0.000%, 10/01/32 – AGC Insured	No Opt. Call	A3	2,832,753
4,600	0.000%, 10/01/39 – AGC Insured	No Opt. Call	BBB+	1,791,332

2,135	Newport News Economic Development Authority, Virginia, Revenue Bonds, Lifespire of Virginia, Refunding Series 2016, 5.000%, 12/01/38	12/25 at 100.00	N/R	2,253,514

4,425	Norfolk Economic Development Authority, Virginia, Empowerment Zone Facility Revenue Bonds, BBL Old Dominion University LLC Project, Series 2006A, 6.000%, 11/01/36 (Alternative Minimum Tax)	11/18 at 100.00	N/R	4,099,586

	Norfolk Redevelopment and Housing Authority, Virginia, Revenue Bonds, Fort Norfolk Retirement Community, Inc. – Harbor’s Edge Project, Refunding Series 2014:
5,250	5.375%, 1/01/46	1/25 at 100.00	N/R	5,366,550
5,000	5.000%, 1/01/46	1/25 at 100.00	N/R	4,984,600

	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Series 2007:
1,202	6.350%, 9/01/28	12/17 at 100.00	N/R	1,203,346
8,360	6.450%, 9/01/37	12/17 at 100.00	N/R	8,368,945

3,320	Richmond Redevelopment and Housing Authority, Virginia, Multi-Family Housing Revenue Bonds, American Tobacco Apartments, Series 2017, 5.550%, 1/01/37	1/27 at 100.00	N/R	3,428,863

28,370	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	11/17 at 100.00	B–	27,644,295

	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B:
1,000	5.250%, 7/01/35	7/25 at 100.00	BB+	1,091,640
2,400	5.000%, 7/01/45	7/25 at 100.00	BB+	2,542,104

10,585	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	BB+	11,211,738
215,858	Total Virginia			184,821,352

	Washington – 1.6%

1,595	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/34 (UB) (6)	6/19 at 100.00	AA	1,700,382

	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2016-XL0007:
2,500	16.951%, 6/01/39 (IF) (6)	6/19 at 100.00	AA	3,143,500
750	16.951%, 6/01/39 (IF) (6)	6/19 at 100.00	AA	943,050

1,050	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	1,119,563

130	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Limited Tax Series 2015A:
$2,225	5.000%, 12/01/30	12/25 at 100.00	N/R	$2,261,023
5,795	5.000%, 12/01/38	12/25 at 100.00	N/R	5,798,419

	King County Public Hospital District 4, Washington, Hospital Revenue Bonds, Snoqualmie Valley Hospital, Series 2015A:
1,500	6.000%, 12/01/35	12/25 at 100.00	N/R	1,483,995
5,500	6.250%, 12/01/45	12/25 at 100.00	N/R	5,459,740

	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
1,265	5.500%, 6/01/27 (Alternative Minimum Tax)	12/17 at 100.00	N/R	1,266,543
3,660	5.600%, 6/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	3,663,184

1,050	Ocean Shores, Washington, Local Improvement District 2007-01 Bonds, 2011, 7.250%, 2/01/31	No Opt. Call	BBB+	1,322,024

	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016:
3,830	5.000%, 12/01/28	12/26 at 100.00	Baa2	4,314,304
4,075	5.000%, 12/01/29	12/26 at 100.00	Baa2	4,562,696

6,820	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	11/17 at 100.00	N/R	6,824,228

54,670	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2017A, 7.500%, 1/01/32 (Alternative Minimum Tax)	1/28 at 100.00	N/R	60,743,290

2,420	Washington Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Series 2015A, 5.000%, 8/15/45 (UB) (6)	8/25 at 100.00	AA–	2,728,308

	Washington Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Tender Option Bond Trust 2015-XF1018:
500	15.191%, 8/15/40 (IF) (6)	8/25 at 100.00	AA–	763,740
2,125	15.191%, 8/15/45 (IF) (6)	8/25 at 100.00	AA–	3,207,900

2,220	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012A, 5.000%, 10/01/42 (UB) (6)	10/22 at 100.00	AA–	2,461,958

4,750	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2014C, 5.000%, 10/01/44 (UB) (6)	10/24 at 100.00	AA–	5,285,943

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2014D:
14,005	5.000%, 10/01/38 (UB) (6)	10/24 at 100.00	AA–	15,483,368
5,015	5.000%, 10/01/41 (UB) (6)	10/24 at 100.00	AA–	5,521,314

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0132:
1,640	18.517%, 10/01/41 (IF) (6)	10/24 at 100.00	AA–	2,467,872
1,060	18.517%, 10/01/44 (IF) (6)	10/24 at 100.00	AA–	1,657,999
600	18.517%, 10/01/44 (IF) (6)	10/24 at 100.00	AA–	938,490

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0148:
2,500	15.573%, 10/01/44 (IF) (6)	10/24 at 100.00	AA–	3,628,300
3,740	15.559%, 10/01/44 (IF) (6)	10/24 at 100.00	AA–	5,426,216
1,190	15.342%, 10/01/44 (IF) (6)	10/24 at 100.00	AA–	1,725,940

NUVEEN	131

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0150:
$1,510	15.275%, 10/01/42 (IF) (6)	10/22 at 100.00	AA–	$2,167,741
630	15.242%, 10/01/42 (IF) (6)	10/22 at 100.00	AA–	904,655
785	15.176%, 10/01/42 (IF) (6)	10/22 at 100.00	AA–	1,125,588

10,000	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2015A, 5.000%, 10/01/45 (UB)	4/25 at 100.00	Aa2	11,292,200

13,000	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2017A, 5.000%, 10/01/47 (UB) (6)	10/27 at 100.00	Aa2	14,927,250

	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Tender Option Bond Trust 2015-XF0153:
2,500	15.067%, 10/01/40 (IF) (6)	10/20 at 100.00	AA	3,246,600
1,750	15.165%, 10/01/40 (IF) (6)	10/20 at 100.00	AA	2,272,620
3,685	15.161%, 10/01/40 (IF) (6)	10/20 at 100.00	AA	4,785,083
935	15.067%, 10/01/42 (IF) (6)	10/22 at 100.00	AA	1,329,682
945	15.347%, 10/01/42 (IF) (6)	10/22 at 100.00	AA	1,343,374

1,125	Washington State Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Tender Option Bond Trust 2016-XG0051, 14.891%, 8/15/42 (IF) (6)	8/22 at 100.00	AA–	1,492,200

	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health & Services Project, Tender Option Bond Trust 2016-XF0392:
1,520	16.230%, 10/01/39 (IF) (6)	4/20 at 100.00	AA–	1,938,562
1,875	16.346%, 10/01/39 (IF)	4/20 at 100.00	AA–	2,391,750

13,732	Washington State Housing Finance Commission, Multifamily Revenue Bonds, Greentree Village Homes Project, Series 2008, 5.264%, 2/01/26	No Opt. Call	N/R	14,131,691

1,705	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Herons Key Senior Living, Series 2015A, 7.000%, 7/01/45	7/25 at 100.00	N/R	1,696,475

	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella Project, Series 2012A:
2,095	6.500%, 10/01/32	10/22 at 100.00	N/R	2,281,895
18,225	6.750%, 10/01/47	10/22 at 100.00	N/R	19,912,453

1,000	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Project, Refunding Series 2016A, 5.000%, 1/01/31	1/25 at 102.00	BB+	1,068,680

2,660	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community, Refunding Series 2012, 5.000%, 1/01/48	1/23 at 100.00	BBB–	2,745,306
217,727	Total Washington			246,957,094

	West Virginia – 0.5%

7,612	Berkeley, Hardy and Jefferson Counties, West Virginia, as Joint Issuers, Commercial Development Revenue Bonds, Scattered Site Housing Projects, Series 2010, 5.750%, 12/01/44	12/23 at 100.00	N/R	7,839,827

	Glenville State College, West Virginia, Revenue Bonds, Refunding & Improvement Series 2017:
2,500	5.000%, 6/01/37	6/27 at 100.00	N/R	2,501,725
3,750	5.250%, 6/01/47	6/27 at 100.00	N/R	3,752,513

3,325	Kanawha County Commission, West Virginia, Student Housing Revenue Bonds, West Virginia State University Foundation Inc., Series 2013, 6.500%, 7/01/33	7/23 at 100.00	Ba2	3,699,561

132	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	West Virginia (continued)

	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A:
$2,405	5.500%, 6/01/37 (WI/DD, Settling 10/12/17)	6/27 at 100.00	N/R	$2,429,916
4,840	5.750%, 6/01/43 (WI/DD, Settling 10/12/17)	6/27 at 100.00	N/R	4,889,513

1,675	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Tax Increment Financing District 1, The Highlands Project, Series 2008A, 6.500%, 6/01/34 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (7)	1,736,690

11,030	Pleasants County, West Virginia, Pollution Control Revenue Bonds, Allegheny Energy Supply Company, LLC Pleasants Station Project, Series 2007F, 5.250%, 10/15/37	10/17 at 100.00	B1	10,820,651

	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008:
13,180	6.500%, 10/01/38	10/18 at 100.00	N/R	13,419,349
22,445	6.750%, 10/01/43	10/18 at 100.00	N/R	22,831,054
72,762	Total West Virginia			73,920,799

	Wisconsin – 5.0%

15,700	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, General Revenue Bonds, Refunding Series 2017, 6.750%, 6/01/32	12/27 at 100.00	N/R	15,404,840

7,135	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Chattahoochee Hills Project, Series 2017A, 5.875%, 6/15/47	6/27 at 100.00	N/R	7,146,487

305	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Chattahoochee Hills Project, Taxable Series 2017B, 5.750%, 6/15/21	No Opt. Call	N/R	304,668

5,195	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A, 5.125%, 2/01/46	2/26 at 100.00	N/R	4,941,848

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science Academy Project, Series 2016A:
1,090	5.125%, 5/01/36	5/26 at 100.00	N/R	1,064,418
3,445	5.250%, 5/01/46	5/26 at 100.00	N/R	3,317,432

3,530	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Explore Knowledge Foundation Las Vegas Project, Series 2012A, 6.000%, 7/15/42	7/22 at 100.00	BBB–	3,791,997

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A:
3,245	5.000%, 6/15/36	6/26 at 100.00	N/R	3,221,376
8,355	5.000%, 6/15/46	6/26 at 100.00	N/R	8,034,335

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Phoenix Academy Charter School, North Carolina, Series 2017A:
3,320	5.625%, 6/15/37	6/24 at 100.00	N/R	3,290,419
17,350	5.875%, 6/15/47	6/24 at 100.00	N/R	17,163,835

3,010	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Pine Lake Preparatory, North Carolina, Series 2015, 5.500%, 3/01/45	3/25 at 100.00	BB+	3,134,403

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Research Triangle High School Project, North Carolina, Series 2015A:
1,000	5.375%, 7/01/35	7/25 at 100.00	N/R	1,021,200
1,590	5.625%, 7/01/45	7/25 at 100.00	N/R	1,621,864

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Thomas Jefferson Classical Academy of Mooresboro, North Carolina, Series 2011:
660	7.000%, 7/01/31	7/19 at 100.00	BBB–	696,062
500	7.125%, 7/01/42	7/19 at 100.00	BBB–	527,020

NUVEEN	133

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A:
$1,100	6.000%, 10/01/32	10/22 at 100.00	BB+	$1,178,815
4,275	6.200%, 10/01/42	10/22 at 100.00	BB+	4,569,847

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation, Inc. of North Carolina Project, Series 2014A:
1,740	5.000%, 10/01/34	10/22 at 100.00	BB+	1,784,092
1,085	5.125%, 10/01/45	10/22 at 100.00	BB+	1,105,593

30,000	Public Finance Authority of Wisconsin, Contract Revenue Bonds, Mercer Crossing Public Improvement District Project, Series 2017, 7.000%, 3/01/47	3/27 at 100.00	N/R	29,665,800

	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, LEAD Academy Project, Series 2016A:
1,000	5.000%, 8/01/36	8/26 at 100.00	N/R	967,930
3,000	5.125%, 8/01/46	8/26 at 100.00	N/R	2,884,110

1,900	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, The ASK Academy Project, Series 2015A, 6.000%, 2/01/45	2/25 at 100.00	N/R	1,920,007

11,685	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	12,507,741

5,270	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (Alternative Minimum Tax)	8/26 at 100.00	N/R	5,150,687

1,725	Public Finance Authority of Wisconsin, Healthcare Facility Expansion Revenue Bonds, Church Homes of Hartford Inc. Project, Refunding Series 2015A, 5.000%, 9/01/38	9/24 at 100.00	BB	1,767,504

2,860	Public Finance Authority of Wisconsin, Higher Education Facilities Revenue Bonds, Gannon University Project, Series 2017, 5.000%, 5/01/47	5/27 at 100.00	Baa2	3,090,545

	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American Dream @ Meadowlands Project, Series 2017A:
7,500	6.250%, 8/01/27	No Opt. Call	N/R	8,051,475
52,400	6.750%, 8/01/31	No Opt. Call	N/R	56,614,008

	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017:
44,000	6.500%, 12/01/37	12/27 at 100.00	N/R	50,419,160
55,000	6.750%, 12/01/42	12/27 at 100.00	N/R	63,604,750
241,150	7.000%, 12/01/50	12/27 at 100.00	N/R	281,000,038

51,765	Public Finance Authority of Wisconsin, Pass-Through Revenue Bonds, Second Amended & Restated Promissory Note of Natgasoline LLC, Series 2016, 10.000%, 6/30/21	12/17 at 100.00	N/R	51,748,435

	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2012:
4,475	5.500%, 4/01/32	4/22 at 100.00	BB–	4,747,349
4,250	5.750%, 4/01/42	4/22 at 100.00	BB–	4,505,340

4,410	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2015, 5.875%, 4/01/45	4/25 at 100.00	BB–	4,839,402

	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary’s Woods at Marylhurst Inc., Series 2017A:
1,015	5.250%, 5/15/42	5/25 at 102.00	BB	1,088,659
1,335	5.250%, 5/15/47	5/25 at 102.00	BB	1,426,448

134	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mile Bluff Medical Center, Inc., Series 2014:
$1,650	5.500%, 5/01/34	5/24 at 100.00	N/R	$1,723,029
2,635	5.750%, 5/01/39	5/24 at 100.00	N/R	2,747,646

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian HealthCare, Inc., Series 2017:
4,000	5.000%, 7/01/42 (UB) (6)	7/27 at 100.00	A	4,520,280
8,500	4.000%, 7/01/47 (UB) (6)	7/27 at 100.00	A	8,608,375

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Refunding Series 2017:
1,850	5.000%, 8/01/37	8/24 at 103.00	N/R	1,861,304
1,900	5.000%, 8/01/39	8/24 at 103.00	N/R	1,910,298

3,955	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust 2015-XF2044, 15.217%, 11/15/41 (IF) (6)	11/21 at 100.00	Aa2	5,548,193

2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Tender Option Bond Trust 2016-XG0072, 15.487%, 4/15/35 (IF) (6)	4/23 at 100.00	A2	3,523,100

1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39 (Pre-refunded 6/01/20)	6/20 at 100.00	Baa2 (7)	1,386,063

2,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Children’s Hospital of Wisconsin Inc., Tender Option Bond Trust 2016-XL0008, 16.646%, 8/15/37 (IF) (6)	2/20 at 100.00	Aa3	3,506,910

955	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 2015-XF0118, 16.122%, 4/01/39 (Pre-refunded 4/01/19) (IF) (6)	4/19 at 100.00	AA– (7)	1,196,997

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Tender Option Bond Trust 2015-XF1028:
2,500	14.516%, 11/15/44 (IF) (6)	11/22 at 100.00	A+	3,295,600
380	14.516%, 11/15/44 (IF) (6)	11/22 at 100.00	A+	500,931
750	14.516%, 11/15/44 (IF) (6)	11/22 at 100.00	A+	988,680

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A:
1,000	5.750%, 5/01/35 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (7)	1,158,970
3,925	6.000%, 5/01/41 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (7)	4,583,340

2,130	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rocket Education Obligated Group, Series 2017C, 5.250%, 6/01/40	6/26 at 100.00	N/R	2,169,938

	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012A:
2,655	8.375%, 6/01/37	6/22 at 100.00	N/R	3,039,417
43,435	8.625%, 6/01/47	6/22 at 100.00	N/R	49,957,634

7,000	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2016, 6.000%, 6/01/49	6/22 at 104.00	N/R	6,863,150
704,065	Total Wisconsin			778,409,794
$18,645,333	Total Municipal Bonds (cost $16,006,626,622)			16,660,437,509

NUVEEN	135

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Shares	Description (1)				Value

	COMMON STOCKS – 0.9%

	Airlines – 0.9%

3,000,000	American Airlines Group Inc., (27)				$142,470,000

	Chemicals – 0.0%

3,615	Ingevity Corporation, (28)				225,829

	Containers & Packaging – 0.0%

21,692	WestRock Company, (29)				1,230,587
	Total Common Stocks (cost $43,592,165)				143,926,416

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 1.5%

	Equity Real Estate Investment Trusts – 1.5%

$225,218	AAF HLG/FIN, 144A, (cash 12.000%, PIK 12.750%)	12.000%	7/01/19	N/R	$235,352,839

	Transportation – 0.0%

67	Las Vegas Monorail Company, Senior Interest Bonds (9), (30)	5.500%	7/15/19	N/R	42,095

18	Las Vegas Monorail Company, Senior Interest Bonds (9), (30)	5.500%	7/15/55	N/R	9,167
85	Total Transportation				51,262
$225,303	Total Corporate Bonds (cost $221,355,304)				235,404,101
	Total Long-Term Investments (cost $16,271,574,091)				17,039,768,026

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 1.6%

	MUNICIPAL BONDS – 1.6%

	Florida – 0.2%

$29,750	Miami-Dade County School Board, Florida, Variable Rate Demand Obligations, Certificates of Participation, Series 2013, 1.170%, 8/01/27 (31)		2/18 at 100.00	A-2	$29,750,000

	Georgia – 0.0%

685	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Variable Rate Demand Obligations, Series 2016, 6.500%, 4/30/17 (4), (9), (31)		No Opt. Call	N/R	599,021

	Illinois – 0.4%

13,005	Chicago Board of Education, Illinois, Variable Rate Demand Obligations, General Obligation Bonds, Dedicated Alternative Revenue, Project Series 2015G, 9.000%, 3/01/32 (31)		11/17 at 100.00	B	13,140,642

8,125	Chicago Board of Education, Illinois, Variable Rate Demand Obligations, General Obligation Bonds, Dedicated Revenues Series 2011C-1, 9.000%, 3/01/32 (31)		11/17 at 100.00	B	8,091,363

23,165	Chicago Board of Education, Illinois, Variable Rate Demand Obligations, General Obligation Bonds, Dedicated Revenues, Refunding Series 2013A-1, 9.000%, 3/01/26 (31)		11/17 at 100.00	B	23,017,902

136	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$15,000	Chicago Board of Education, Illinois, Variable Rate Demand Obligations, General Obligation Bonds, Dedicated Revenues, Refunding SIFMA Index Series 2013A-2, 9.000%, 3/01/35 (Mandatory Put 6/02/17) (31)	12/17 at 100.00	B3	$15,155,550

500	Illinois Finance Authority, Variable Rate Demand Obligations, Revenue Bonds, The Carle Foundation, Tender Option Bond Floater 2016-ZF0363, 1.060%, 8/15/41 (31)	8/21 at 100.00	A-1	500,000
59,795	Total Illinois			59,905,457

	Indiana – 0.2%

23,630	Indiana Finance Authority, Hospital Revenue Bonds, Variable Rate Demand Obligations, Indiana University Health Obligation Group, Refunding Series 2011A, 0.910%, 3/01/33 (31)	11/17 at 100.00	VMIG-1	23,630,000

	Michigan – 0.0%

325	Wayne State University, Michigan, Variable Rate Demand Obligations, General Revenue Bonds, Tender Option Bond Floater Series 2016-ZF0301, 1.160%, 11/15/35 (31)	11/18 at 100.00	A-1	325,000

	New York – 0.6%

13,995	New York City Municipal Water Finance Authority, New York, Variable Rate Demand Obligations, Water and Sewer System Revenue Bonds, Refunding Fiscal Series 2012A-1, 0.840%, 6/15/44 (31)	11/17 at 100.00	A-1	13,995,000

37,450	New York City Municipal Water Finance Authority, New York, Variable Rate Demand Obligations, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal Series 2015BB-2, 0.840%, 6/15/49 (31)	11/17 at 100.00	A-1	37,450,000

50,000	New York City Transitional Finance Authority, New York, Variable Rate Demand Obligations, Future Tax Secured Bonds, Fiscal Series 2003A2, 0.870%, 11/01/29 (31)	11/17 at 100.00	VMIG-1	50,000,000
101,445	Total New York			101,445,000

	Utah – 0.2%

26,785	Murray City, Utah, Variable Rate Demand Obligations, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2003D, 0.820%, 5/15/36 (31)	11/17 at 100.00	A-1+	26,785,000
$242,415	Total Short-Term Investments (cost $242,322,909)			242,439,478
	Total Investments (cost $16,513,897,000) – 109.9%			17,282,207,504
	Floating Rate Obligations – (12.3)%			(1,930,167,000)
	Other Assets Less Liabilities – 2.4% (32)			379,044,965
	Net Assets – 100%			$15,731,085,469

Investments in Derivatives as of September 30, 2017

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	Short	(2,929)	12/17	$(371,929,883)	$(367,040,313)	$4,889,570	$686,499

NUVEEN	137

Nuveen High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Credit Default Swaps – OTC Uncleared

Counterparty	Referenced Entity	Buy/Sell Protection (33)	Current Credit Spread (34)	Notional Amount	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.	City of Chicago	Sell	1.39%	$90,000,000	1.000%	Quarterly	6/20/21	$(1,125,057)	$(7,651,796)	$6,526,739	(9)
Citigroup Global Markets Inc.	City of Chicago	Sell	1.95	5,000,000	1.000%	Quarterly	6/20/22	(179,629)	(376,788)	197,160	(9)
Citigroup Global Markets Inc.	City of Chicago	Sell	2.69	5,000,000	1.000%	Quarterly	6/20/24	(383,748)	(482,613)	98,864	(9)
Citigroup Global Markets Inc.	City of Chicago	Sell	2.85	5,000,000	1.000%	Quarterly	12/20/24	(431,105)	(433,170)	2,065	(9)
Total				$105,000,000				$(2,119,539)	$(8,944,367)	$6,824,828
Total credit default swaps premiums paid									$—
Total credit default swaps premiums received									$(8,944,367)
Total unrealized appreciation on credit default swaps										$—
Total unrealized depreciation on credit default swaps										$6,824,828

Interest Rate Swaps – OTC Cleared

Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (35)	Maturity Date	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
$65,000,000	Receive	3-Month LIBOR	2.655%	Semi-Annually	1/30/18	1/30/34	$(1,523,798)	$(1,523,798)	$(21,038)

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (35)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$20,000,000	Receive	Weekly SIFMA	2.318%	Quarterly	1/30/18	2/28/18	1/30/38	$(729,628)	$(729,628)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(8)	The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.

(9)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)	On December 1, 2016, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 8.000% to 2.400%.

(11)	On December 1, 2016, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 9.000% to 6.750%.

(12)	On July 28, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.000% to 3.600%. On December 9, 2015, the Fund’s Adviser determined it was likely that this borrower would fulfill a greater portion of its obligation on this security, and therefore increased the security’s interest rate of accrual from 3.600% to 4.800%.

(13)	On July 28, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.125% to 3.675%. On December 9, 2015, the Fund’s Adviser determined it was likely that this borrower would fulfill a greater portion of its obligation on this security, and therefore increased the security’s interest rate of accrual from 3.675% to 4.900%.

138	NUVEEN

(14)	On June 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on the security, and therefore reduced the security’s interest rate of accrual from 7.250% to 1.813%. On May 7, 2015, the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(15)	On December 1, 2014, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 7.750% to 0.775%.

(16)	On January 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 7.125% to 5.700% and again on November 11, 2015, further reduced the security’s interest rate of accrual from 5.700% to 4.275%.

(17)	On May 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.250% to 2.100%.

(18)	Principal Amount (000) rounds to less than $1,000.

(19)	On July 1, 2014, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.000% to 4.200%.

(20)	On February 23, 2012, the Funds Adviser ceased accruing additional income on the Fund’s records. On March 1, 2016, the Fund’s Adviser determined it was likely that this borrower would fulfill a portion of its obligation on this security, and therefore increased the security’s interest rate of accrual from 0.000% to 1.000%.

(21)	On September 1, 2016, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.500% to 3.850%.

(22)	On February 8, 2011, the Fund’s Adviser cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records. Effective March 1, 2011, the Fund’s Adviser will resume accruing income at an annual interest rate of 4.50%.

(23)	On July 1, 2017, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.000% to 2.000%.

(24)	On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.250% to 4.688%.

(25)	On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.600% to 4.950%.

(26)	On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.750% to 5.063%.

(27)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(28)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(29)	Common Stock received as part of the bankruptcy settlement for Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, coupon 7.450%, Maturity 3/01/24.

(30)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.

(31)	Investment has a maturity of greater than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(32)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(33)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(34)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(35)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETM	Escrowed to maturity.

IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 - Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

LIBOR	London Inter-Bank Offered Rate

SIFMA	Securities Industry and Financial Market Association

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NUVEEN	139

Nuveen Short Duration High Yield Municipal Bond Fund

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 98.0%

	MUNICIPAL BONDS – 98.0%

	Alabama – 1.1%

$10,170	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1993, 6.450%, 12/01/23 (Alternative Minimum Tax)	12/17 at 100.00	B3	$10,171,830

4,195	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1994, 6.450%, 12/01/23 (Alternative Minimum Tax)	12/17 at 100.00	B3	4,195,755

2,445	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 5.350%, 9/01/27	9/25 at 100.00	N/R	2,513,826

	Jefferson County Public Building Authority, Alabama, Lease Revenue Warrants, Series 2006:
45	5.125%, 4/01/18 – AMBAC Insured	12/17 at 100.00	CCC	45,138
610	5.125%, 4/01/20 – AMBAC Insured	12/17 at 100.00	CCC	611,866
100	5.125%, 4/01/21 – AMBAC Insured	12/17 at 100.00	CCC	100,307

	Jefferson County, Alabama, General Obligation Warrants, Refunding Series 2003A:
500	5.000%, 4/01/22 – NPFG Insured	12/17 at 100.00	A3	501,530
5,500	5.000%, 4/01/23 – NPFG Insured	12/17 at 100.00	A3	5,516,830

	Jefferson County, Alabama, General Obligation Warrants, Series 2004A:
500	5.000%, 4/01/18 – NPFG Insured	12/17 at 100.00	A3	501,530
25	5.000%, 4/01/21 – NPFG Insured	12/17 at 100.00	A3	25,076

1,000	Jefferson County, Alabama, Sewer Revenue Warrants, Subordinate Lien Series 2013D, 5.000%, 10/01/22	No Opt. Call	BB	1,074,030

8,430	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.000%, 4/15/27	4/25 at 100.00	N/R	8,795,525

7,535	Selma Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, Zilkha Biomass Selma LLC Project, Series 2015, 7.500%, 5/01/25 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	5,269,677
41,055	Total Alabama			39,322,920

	Alaska – 0.0%

1,880	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015, 4.000%, 1/01/28 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	1,957,550

	Arizona – 1.9%

1,930	Arizona Health Facilities Authority, Health Care Facilities Revenue Bonds, The Beatitudes Campus Project, Series 2006, 5.100%, 10/01/22	12/17 at 100.00	N/R	1,932,528

650	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007B, 1.680%, 1/02/37 (3-Month LIBOR*67% reference rate + 0.81% spread) (14)	12/17 at 100.00	AA–	573,417

	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 2015-XF2050:
3,000	1.861%, 1/01/37 (IF) (5)	12/17 at 100.00	AA–	1,821,780
1,500	1.980%, 1/01/37 (IF) (5)	12/17 at 100.00	AA–	910,890
1,500	1.957%, 1/01/37 (IF) (5)	12/17 at 100.00	AA–	910,890
3,000	1.980%, 1/01/37 (IF) (5)	12/17 at 100.00	AA–	1,821,780

140	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2017A:
$500	4.000%, 7/01/21	No Opt. Call	BB	$517,795
500	5.000%, 7/01/26	No Opt. Call	BB	548,205

2,025	Arizona Industrial Development Authority, Multifamily Housing Revenue Bonds, Bridgewater Avondale Project, Series 2017, 4.750%, 1/01/28	7/25 at 101.00	N/R	2,034,942

	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2014:
85	3.000%, 7/15/18	No Opt. Call	N/R	85,484
605	5.000%, 7/15/24	No Opt. Call	N/R	659,813

1,585	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2015, 4.000%, 7/15/25	No Opt. Call	N/R	1,580,720

224	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds, Assessment District 2, Series 2014, 4.375%, 7/01/25	7/24 at 100.00	N/R	229,625

75	Florence Town Inc., Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Project – Queen Creek and Casa Grande Campuses, Series 2013, 4.000%, 7/01/18	No Opt. Call	Ba1	75,402

950	Industrial Development Authority, Pima County, Arizona, Education Revenue Bonds, Center for Academic Success Project, Series 2007, 5.500%, 7/01/37	12/17 at 100.00	BBB–	951,140

6,915	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2016A, 4.000%, 7/01/25	No Opt. Call	BB	7,105,162

490	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Candeo Schools, Inc. Project, Series 2013, 6.000%, 7/01/23	No Opt. Call	BBB–	544,155

220	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 5.200%, 7/01/22 (Pre-refunded 7/01/21)	7/21 at 100.00	BB+ (6)	239,045

	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Project, Series 2014A:
375	4.750%, 7/01/19	No Opt. Call	Ba1	383,988
1,250	5.750%, 7/01/24	No Opt. Call	Ba1	1,390,012

4,445	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools Projects, Series 2015, 4.000%, 7/01/25	No Opt. Call	Ba1	4,521,987

14,260	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Guam Facilities Foundation, Inc. Project, Series 2014, 5.000%, 2/01/24	No Opt. Call	B+	14,360,675

525	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert Heights Charter School, Series 2014, 6.000%, 5/01/24	No Opt. Call	N/R	566,963

2,295	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016, 4.375%, 7/01/26	No Opt. Call	BB	2,075,345

965	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, LEAD Charter School Project, Series 2014, 6.250%, 3/01/24	No Opt. Call	N/R	1,040,955

1,220	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2014A , 7.500%, 2/01/25	2/24 at 100.00	N/R	1,351,723

735	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Charter Schools Refunding Project, Series 2013Q, 4.500%, 7/01/20	No Opt. Call	Baa3	777,101

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Charter Schools Refunding Project, Series 2016R:
4,550	4.000%, 7/01/26	No Opt. Call	Baa3	4,811,579
5,555	5.000%, 7/01/31	7/26 at 100.00	Baa3	6,156,328

NUVEEN	141

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$950	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools ? Mesa Project, Series 2015A, 4.000%, 12/15/24	No Opt. Call	BB	$941,735

4,465	The Industrial Development Authority of the City of Phoenix, Arizona Education Facility Revenue Bonds, Legacy Traditional Schools East Mesa and Cadence (Nevada) Campuses, Series 2017A, 4.000%, 7/01/22	7/19 at 101.00	N/R	4,411,465

717	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 5.750%, 7/01/22	12/17 at 100.00	N/R	707,772

870	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Inc. Project, Refunding Series 2015A, 3.900%, 9/01/24	No Opt. Call	BB+	882,632

	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2013A:
1,000	5.000%, 8/01/19	No Opt. Call	Baa1	1,062,380
500	5.000%, 8/01/20	No Opt. Call	Baa1	545,430
70,431	Total Arizona			68,530,843

	California – 8.3%

2,585	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2011A, 6.875%, 3/01/26 (Pre-refunded 3/01/21)	3/21 at 100.00	N/R (6)	2,941,988

370	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A, 5.000%, 3/01/31	3/26 at 100.00	Ba3	385,451

1,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2016-XG0019, 4.211%, 4/01/36 (Mandatory put 4/01/27) (IF) (5)	10/26 at 100.00	AA	1,062,720

1,700	Blythe Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Refunding Series 2015, 5.000%, 5/01/25	No Opt. Call	N/R	1,978,987

	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
9,340	5.250%, 6/01/21	12/18 at 100.00	Ba1	9,419,577
20,060	5.450%, 6/01/28	12/18 at 100.00	B3	20,253,378
2,575	5.600%, 6/01/36	12/18 at 100.00	B3	2,599,797

	California Educational Facilities Authority, Revenue Bonds, Revenue Bonds, Loma Linda University Series 2017A:
625	5.000%, 4/01/28	4/27 at 100.00	Baa1	750,612
475	5.000%, 4/01/29	4/27 at 100.00	Baa1	564,091
1,000	5.000%, 4/01/31	4/27 at 100.00	Baa1	1,172,470

	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2017A:
385	5.000%, 8/15/30	8/27 at 100.00	Baa2	451,073
310	5.000%, 8/15/32	8/27 at 100.00	Baa2	359,203
225	4.000%, 8/15/34	8/27 at 100.00	Baa2	234,893
245	5.000%, 8/15/35	8/27 at 100.00	Baa2	280,302

500	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies Project, Series 2013A , 6.000%, 8/01/23	No Opt. Call	BB–	537,570

505	California Municipal Finance Authority Charter School Revenue Bonds, John Adams Academies, Inc. Project, Series 2015A, 4.500%, 10/01/25	10/22 at 102.00	BBB–	548,172

805	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Literacy First Project, Series 2010A, 5.500%, 9/01/22	9/20 at 100.00	BBB–	861,116

142	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$460	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Santa Rosa Academy Project, Series 2015, 4.375%, 7/01/25	No Opt. Call	BB+	$488,557

870	California Municipal Finance Authority, Charter School Revenue Bonds, John Adams Academies, Inc. Project, Series 2014A, 4.150%, 10/01/24	10/22 at 102.00	BBB–	931,256

4,130	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 4.000%, 7/01/26	No Opt. Call	BB	4,274,921

1,125	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A, 4.750%, 8/01/22	No Opt. Call	BB	1,197,360

1,525	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A , 6.000%, 6/01/23	6/22 at 102.00	N/R	1,653,359

1,480	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc. Projects, Series 2014B, 5.250%, 8/15/30	8/24 at 100.00	N/R	1,582,860

	California Municipal Finance Authority, Mobile Home Park Senior Revenue Bonds, Caritas Affordable Housing, Inc. Projects, Series 2014A:
565	5.000%, 8/15/21	No Opt. Call	BBB+	629,941
325	5.000%, 8/15/22	No Opt. Call	BBB+	369,281
515	5.000%, 8/15/23	No Opt. Call	BBB+	592,250

50	California Municipal Finance Authority, Revenue Bonds, Biola University, Refunding Series 2008A, 5.000%, 10/01/18	No Opt. Call	Baa1	51,786

165	California Municipal Finance Authority, Revenue Bonds, Biola University, Series 2013, 5.000%, 10/01/22	No Opt. Call	Baa1	190,958

	California Municipal Finance Authority, Revenue Bonds, California Baptist University, Series 2016A:
850	4.000%, 11/01/21	No Opt. Call	N/R	885,453
2,355	4.000%, 11/01/26	No Opt. Call	N/R	2,481,581

625	California Municipal Finance Authority, Revenue Bonds, Creative Center of Los Altos Project Pinewood & Oakwood Schools, Series 2016B, 4.000%, 11/01/26	No Opt. Call	N/R	632,593

270	California Municipal Finance Authority, Revenue Bonds, Emerson College, Series 2011, 5.000%, 1/01/28	1/22 at 100.00	Baa2	297,308

1,230	California Municipal Finance Authority, Revenue Bonds, Emerson College, Series 2011, 5.000%, 1/01/28 (Pre-refunded 1/01/22)	1/22 at 100.00	N/R (6)	1,417,243

2,280	California Municipal Finance Authority, Revenue Bonds, Goodwill Industries of Sacramento Valley & Northern Nevada Project, Series 2014A, 4.250%, 1/01/25	No Opt. Call	N/R	2,252,549

	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2015:
200	5.000%, 11/01/23	No Opt. Call	BBB–	230,266
300	5.000%, 11/01/24	No Opt. Call	BBB–	349,350
350	5.000%, 11/01/27	11/24 at 100.00	BBB–	398,622

	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series 2017A:
1,475	5.000%, 11/01/26	No Opt. Call	BBB–	1,756,577
2,320	5.000%, 11/01/27	11/26 at 100.00	BBB–	2,740,593
1,425	5.000%, 11/01/28	11/26 at 100.00	BBB–	1,671,439
1,500	5.250%, 11/01/29	11/26 at 100.00	BBB–	1,779,810
850	5.000%, 11/01/30	11/26 at 100.00	BBB–	984,946
1,000	5.250%, 11/01/31	11/26 at 100.00	BBB–	1,175,190

NUVEEN	143

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2017A:
$2,520	5.000%, 2/01/31	2/27 at 100.00	Baa1	$2,925,518
2,070	5.000%, 2/01/32	2/27 at 100.00	Baa1	2,390,353

1,100	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services Southern California, LLC Project, Subordinate Series 2017, 8.000%, 12/01/27 (Alternative Minimum Tax)	No Opt. Call	N/R	1,099,582

3,500	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Aemerge Redpak Services, LLC., Series 2016, 7.000%, 12/01/27 (Alternative Minimum Tax)	12/23 at 102.00	N/R	3,465,735

3,000	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, Poseidon Resources Channelside LP Desalination Project, Series 2012, 5.000%, 11/21/45 (Alternative Minimum Tax)	7/22 at 100.00	Baa3	3,226,590

540	California Public Finance Authority, Charter School Lease Revenue Bonds, Multicultural Learning Center Project, Series 2017A, 5.250%, 6/15/27	No Opt. Call	N/R	544,250

	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017:
1,165	5.000%, 10/15/30	10/26 at 100.00	BBB–	1,337,466
1,000	5.000%, 10/15/32	10/26 at 100.00	BBB–	1,137,010

2,010	California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development – Claremont Properties LLC Claremont Colleges Project, Series 2017A, 5.000%, 7/01/32	7/27 at 100.00	Ba2	2,232,668

1,325	California School Finance Authority Charter School Revenue Bonds, California, ACE Charter Schools, Obligated Group, Series 2016A, 4.500%, 6/01/29	6/26 at 100.00	N/R	1,352,613

2,825	California School Finance Authority Charter, School Revenue Bonds, Rocketship Education, Mateo Sheedy Project, Series 2015A, 4.250%, 3/01/28	6/25 at 100.00	N/R	2,903,111

1,195	California School Finance Authority, California, Charter School Revenue Bonds, Encore Education Obligated Group, Series 2016A, 5.000%, 6/01/26	No Opt. Call	N/R	1,255,837

1,155	California School Finance Authority, Charter School Revenue Bonds, City Charter School Obligated Group, Series 2016A, 5.000%, 6/01/26	No Opt. Call	N/R	1,236,254

	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep – Obligated Group, Series 2016:
1,000	4.000%, 6/01/26	No Opt. Call	N/R	1,011,660
1,000	4.500%, 6/01/31	6/26 at 100.00	N/R	1,011,410

1,375	California School Finance Authority, Charter School Revenue Bonds, Escuela Popular Charter School, Series 2017, 5.500%, 7/01/27	No Opt. Call	N/R	1,384,157

785	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education – Obligated Group, Series 2016A, 5.000%, 6/01/26	6/25 at 100.00	N/R	840,664

	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education ? Obligated Group, Series 2017A:
500	4.500%, 6/01/27	6/26 at 100.00	N/R	516,660
450	5.000%, 6/01/34	6/26 at 100.00	N/R	464,022

500	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 5.500%, 6/01/22 (4)	6/20 at 102.00	N/R	349,995

980	California School Finance Authority, Educational Facility Revenue Bonds, New Designs Charter School Project, Series 2014A, 4.750%, 6/01/24	No Opt. Call	BB+	1,061,379

144	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,775	California School Finance Authority, Educational Facility Revenue Bonds, Partnerships to Uplift Communities Valley Project, Series 2014, 5.350%, 8/01/24	2/24 at 100.00	BB–	$1,889,505

420	California School finance Authority, School Facility Revenue Bonds, ICEF – View Park Elementary and Middle Schools, Series 2014A, 4.750%, 10/01/24	No Opt. Call	BB	446,997

380	California School Finance Authority, School Facility Revenue Bonds, Alta Public Schools Project, Series 2014A, 5.750%, 11/01/24	No Opt. Call	N/R	407,113

430	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2014A, 4.125%, 7/01/24	No Opt. Call	BBB	462,637

940	California School Finance Authority, School Facility Revenue Bonds, Value Schools, Series 2013, 5.900%, 7/01/23	No Opt. Call	BB+	1,025,192

	California Statewide Communities Development Authority Revenue Bonds, California Baptist University, Refunding Series 2017A:
2,350	3.500%, 11/01/27	No Opt. Call	N/R	2,375,897
145	5.000%, 11/01/32	11/27 at 100.00	N/R	161,782

3,000	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/29	12/24 at 100.00	BB	3,397,380

	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
1,735	5.000%, 12/01/26	6/26 at 100.00	BB	2,011,090
3,000	5.000%, 12/01/27	6/26 at 100.00	BB	3,464,970
2,695	5.000%, 12/01/31	6/26 at 100.00	BB	3,033,626

1,000	California Statewide Communities Development Authority, Revenue Bonds, 899 Charleston Project, Refunding Series 2014A, 5.000%, 11/01/24	No Opt. Call	N/R	1,066,560

3,000	California Statewide Communities Development Authority, Revenue Bonds, Lancer Educational Student Housing Project, Refunding Series 2016A, 4.000%, 6/01/26	No Opt. Call	N/R	3,120,360

1,080	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 15-2 Rio Bravo, Series 2015A, 4.375%, 9/01/25	No Opt. Call	N/R	1,109,311

	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2007-1 Orinda Wilder Project, Refunding Series 2015:
1,405	4.000%, 9/01/26	9/25 at 100.00	N/R	1,535,861
635	4.125%, 9/01/27	9/25 at 100.00	N/R	695,890

	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Refunding Series 2015R-1:
1,035	5.000%, 9/02/25	No Opt. Call	N/R	1,186,503
1,080	5.000%, 9/02/26	9/25 at 100.00	N/R	1,227,765

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
995	5.750%, 7/01/24 (7)	12/17 at 100.00	CCC	995,020
5,505	5.750%, 7/01/30 (7)	12/17 at 100.00	CCC	5,494,595
305	5.750%, 7/01/35 (7)	12/17 at 100.00	CCC	299,647

1,475	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.000%, 7/01/22 (7)	12/17 at 100.00	CCC	1,473,038

2,755	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005H, 5.250%, 7/01/25 (7)	12/17 at 100.00	CCC	2,754,890

	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008:
1,135	5.000%, 9/01/22 – AMBAC Insured	9/18 at 100.00	N/R	1,168,051
500	5.250%, 9/01/27 – AMBAC Insured	9/18 at 100.00	N/R	515,215

NUVEEN	145

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,500	Compton Public Finance Authority, California, Lease Revenue Bonds, Refunding & Various Capital Projects, Series 2008, 5.250%, 9/01/27 (Pre-refunded 9/01/18) – AMBAC Insured	9/18 at 100.00	N/R (6)	$1,559,820

540	Fontana, California, Community Facilities District No. 22, Special Tax Refunding Bonds, Sierra Hills South, Series 2014, 5.000%, 9/01/23	No Opt. Call	N/R	628,619

32,405	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	11/17 at 100.00	B3	32,369,354

1,390	Hesperia Public Financing Authority, California, Redevelopment and Housing Projects Tax Allocation Bonds, Series 2007A, 5.000%, 9/01/22 – SYNCORA GTY Insured	12/17 at 100.00	N/R	1,393,614

	Hesperia, California, Special Tax Bonds, Community Facilities District 2005-1 Belgate Development Restructuring Series 2014:
255	5.000%, 9/01/20	No Opt. Call	N/R	279,243
200	5.000%, 9/01/23	No Opt. Call	N/R	232,096
250	5.000%, 9/01/24	No Opt. Call	N/R	293,190
320	5.000%, 9/01/25	9/24 at 100.00	N/R	369,965
195	5.000%, 9/01/26	9/24 at 100.00	N/R	223,758

855	Huntington Beach, California, Special Tax Bonds, Community Facilities District 2003-1 Huntington Center, Refunding Series 2013, 4.000%, 9/01/20	No Opt. Call	N/R	913,259

4,110	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Palomar Estates West, Refunding Series 2015, 5.000%, 9/15/25	No Opt. Call	N/R	4,601,720

720	Independent Cities Finance Authority, California, Mobile Home Park Revenue Bonds, Pillar Ridge, Refunding Series 2014A, 3.000%, 5/15/20	No Opt. Call	BBB	732,765

	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2015:
530	5.000%, 9/01/23	No Opt. Call	N/R	612,494
685	5.000%, 9/01/24	No Opt. Call	N/R	799,676
425	5.000%, 9/01/25	No Opt. Call	N/R	496,706
755	5.000%, 9/01/26	9/25 at 100.00	N/R	877,310
790	5.000%, 9/01/27	9/25 at 100.00	N/R	910,072
830	5.000%, 9/01/28	9/25 at 100.00	N/R	950,864

230	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.000%, 8/15/19	8/18 at 100.00	BBB–	237,385

	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007:
760	5.000%, 6/01/21	11/17 at 100.00	N/R	758,161
4,790	4.625%, 6/01/21	11/17 at 100.00	N/R	4,777,546

	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 1, Refunding Series 2014:
100	5.000%, 9/01/22	No Opt. Call	N/R	114,516
100	5.000%, 9/01/24	No Opt. Call	N/R	117,650

	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C:
500	5.000%, 9/01/23	No Opt. Call	N/R	581,145
595	5.000%, 9/01/24	No Opt. Call	N/R	698,905

	Lathrop, California, Limited Obligation Improvement Bonds, Crossroads Assessment District, Series 2015:
830	3.000%, 9/02/20	No Opt. Call	N/R	831,793
1,580	4.000%, 9/02/25	No Opt. Call	N/R	1,589,685

146	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$495	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B, 5.000%, 9/01/20	No Opt. Call	N/R	$542,060

	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007B:
2,650	2.222%, 11/15/26 (3-Month LIBOR*67% reference rate + 1.43% spread) (14)	No Opt. Call	BBB+	2,513,631
2,125	2.242%, 11/15/27 (3-Month LIBOR*67% reference rate + 1.45% spread) (14)	No Opt. Call	BBB+	2,024,678

445	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	538,699

	Marysville, California, Revenue Bonds, Fremont-Rideout Health Group, Series 2011:
295	4.000%, 1/01/21	No Opt. Call	B1	288,902
520	4.000%, 1/01/22	1/21 at 100.00	B1	504,322
145	5.250%, 1/01/23	1/21 at 100.00	B1	146,543
395	4.500%, 1/01/26	1/21 at 100.00	B1	383,829
15	5.250%, 1/01/27	1/21 at 100.00	B1	15,146
180	5.250%, 1/01/28	1/21 at 100.00	B1	181,753
10	5.000%, 1/01/29	1/21 at 100.00	B1	10,023
855	5.000%, 1/01/30	1/21 at 100.00	B1	855,692
1,185	5.000%, 1/01/31	1/21 at 100.00	B1	1,176,965

750	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Gateways Redevelopment Project, Series 2009A, 5.250%, 9/01/20 (Pre-refunded 9/01/19)	9/19 at 100.00	N/R (6)	792,615

	Merced Redevelopment Agency, California, Tax Allocation Bonds, Merced Redevelopment Project 2, Series 2003A:
1,965	0.000%, 12/01/17 – AMBAC Insured	No Opt. Call	N/R	1,957,572
1,055	0.000%, 12/01/23 – AMBAC Insured	No Opt. Call	N/R	808,784

	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Refunding Junior Lien Series 2014B:
615	4.750%, 9/01/23	No Opt. Call	N/R	698,203
665	5.200%, 9/01/28	9/24 at 100.00	N/R	761,325

250	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A	301,640

1,000	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2013, 5.000%, 12/01/29	12/23 at 100.00	BB	1,029,180

	Orange County, California, Special Tax Bonds, Community Facilities District 2015-1 Esencia Village, Series 2015A:
525	5.000%, 8/15/24	No Opt. Call	N/R	617,394
680	5.000%, 8/15/25	No Opt. Call	N/R	803,964
760	5.000%, 8/15/27	8/25 at 100.00	N/R	887,786

690	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009A, 5.500%, 11/01/19 (ETM)	No Opt. Call	N/R (6)	720,671

750	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Ba1	790,852

1,325	Patterson Public Financing Authority, California, Revenue Bonds, Community Facilities District 2001-1, Senior Series 2013A, 4.000%, 9/01/18	No Opt. Call	N/R	1,351,036

NUVEEN	147

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Perris Joint Powers Authority, California, Local Agency Revenue Bonds, Community Facilities District 2001-1 May Farms Improvement Area 6 &7, Refunding Series 2014E:
$420	4.000%, 9/01/20	No Opt. Call	N/R	$448,619
435	4.000%, 9/01/21	No Opt. Call	N/R	470,444
450	4.000%, 9/01/22	No Opt. Call	N/R	490,657
470	4.000%, 9/01/23	No Opt. Call	N/R	516,361
490	4.000%, 9/01/24	No Opt. Call	N/R	539,926
510	5.000%, 9/01/25	9/24 at 100.00	N/R	589,631
530	5.000%, 9/01/26	9/24 at 100.00	N/R	608,164

2,475	Perris, California, Special Tax Bonds, Community Facilities District 2001-2, Refunding Series 2014A, 4.375%, 9/01/24	9/23 at 100.00	N/R	2,758,932

	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 15 Del Sur East Improvement Area C, Series 2016:
100	5.000%, 9/01/26	No Opt. Call	N/R	119,262
250	5.000%, 9/01/28	9/26 at 100.00	N/R	295,170

	Rancho Cordova, California, Special Tax Bonds, Community Facilities District 2003-1 Sunridge Anatolia Area, Junior Lien Series 2014:
35	2.150%, 10/01/17	9/17 at 100.00	N/R	35,002
50	2.500%, 10/01/18	12/17 at 100.00	N/R	50,042
70	3.050%, 10/01/19	12/17 at 100.00	N/R	70,085
85	3.450%, 10/01/20	12/17 at 100.00	N/R	85,123
105	3.850%, 10/01/21	12/17 at 100.00	N/R	105,179
135	4.150%, 10/01/22	12/17 at 100.00	N/R	135,245
155	4.400%, 10/01/23	12/17 at 100.00	N/R	155,296
175	4.550%, 10/01/24	12/17 at 100.00	N/R	175,323
205	4.650%, 10/01/25	12/17 at 100.00	N/R	205,361
230	4.800%, 10/01/26	12/17 at 100.00	N/R	230,409
260	4.900%, 10/01/27	12/17 at 100.00	N/R	260,452
290	5.050%, 10/01/28	12/17 at 100.00	N/R	290,525
325	5.100%, 10/01/29	12/17 at 100.00	N/R	325,578
360	5.200%, 10/01/30	12/17 at 100.00	N/R	360,633
395	5.250%, 10/01/31	12/17 at 100.00	N/R	395,679
440	5.350%, 10/01/32	12/17 at 100.00	N/R	440,757
480	5.400%, 10/01/33	12/17 at 100.00	N/R	480,811

500	Richmond Community Development Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 5.000%, 9/01/25 – BAM Insured	9/24 at 100.00	AA	592,950

345	Riverside County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Refunding Series 2014A, 5.000%, 10/01/29 – AGM Insured	10/24 at 100.00	AA	404,588

	Riverside County, California, Special Tax Bonds, Community Facilities District 03-1 Newport Road, Series 2014:
500	4.125%, 9/01/23	No Opt. Call	N/R	555,555
500	4.250%, 9/01/24	No Opt. Call	N/R	562,160
750	5.000%, 9/01/25	9/24 at 100.00	N/R	867,105

95	Riverside County, California, Special Tax Bonds, Community Facilities District 05-8 Scott Road, Series 2013, 4.000%, 9/01/21	No Opt. Call	N/R	102,740

	Romoland School District, California, Special Tax Bonds, Community Facilities District 2004-1 Heritage Lake Improvement Area 1 & 2, Refunding Series 2015:
1,140	5.000%, 9/01/22	No Opt. Call	N/R	1,302,028
1,515	5.000%, 9/01/25	No Opt. Call	N/R	1,782,458
1,655	5.000%, 9/01/26	9/25 at 100.00	N/R	1,930,806
805	5.000%, 9/01/27	9/25 at 100.00	N/R	930,435

148	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Roseville, California, Special Tax Bonds, Community Facilities District 1 Hewlett Pakard Campus Oaks, Series 2016:
$1,015	4.000%, 9/01/26	No Opt. Call	N/R	$1,080,538
365	5.000%, 9/01/31	9/26 at 100.00	N/R	410,508

1,000	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Refunding Series 2015, 5.000%, 9/01/27	9/25 at 100.00	N/R	1,151,220

	San Bernardino County, California, Special Tax Bonds, Community Facilities District 2002-1 Kaiser Commerce Center, Refunding Series 2014:
400	5.000%, 9/01/23	No Opt. Call	N/R	464,916
585	5.000%, 9/01/24	No Opt. Call	N/R	687,158
655	5.000%, 9/01/26	9/24 at 100.00	N/R	753,387

	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
2,500	6.500%, 12/01/22	12/21 at 100.00	Ba2	2,893,925
500	8.000%, 12/01/26	12/21 at 100.00	Ba2	615,615
4,000	7.000%, 12/01/26	12/21 at 100.00	Ba2	4,729,360

	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015:
195	4.000%, 9/01/23	No Opt. Call	N/R	215,603
95	5.000%, 9/01/24	No Opt. Call	N/R	111,767
490	5.000%, 9/01/25	No Opt. Call	N/R	579,464
300	5.000%, 9/01/26	9/25 at 100.00	N/R	351,945
495	5.000%, 9/01/27	9/25 at 100.00	N/R	575,314
500	5.000%, 9/01/29	9/25 at 100.00	N/R	576,505

	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Series 2014A:
360	5.000%, 8/01/23	No Opt. Call	A–	426,643
400	5.000%, 8/01/24	No Opt. Call	A–	480,536
350	5.000%, 8/01/25	8/24 at 100.00	A–	416,262

	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D:
5,500	0.000%, 8/01/23	8/21 at 91.48	N/R	4,197,765
750	0.000%, 8/01/26	8/21 at 79.08	N/R	484,860

	San Jacinto, California, Special Tax Bonds, Community Facilities District 2002-1 Rancho San Jacinto Phase 2, Series 2016:
900	5.000%, 9/01/27	9/26 at 100.00	N/R	1,062,342
1,255	5.000%, 9/01/30	9/26 at 100.00	N/R	1,451,947

95	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2005A, 5.000%, 8/01/18 – NPFG Insured	12/17 at 100.00	A	95,314

3,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2007B, 4.250%, 8/01/36 – SYNCORA GTY Insured	12/17 at 100.00	A	3,024,090

250	Saugus Union School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2002-1, Refunding Series 2013, 5.000%, 9/01/21	No Opt. Call	N/R	280,495

8,405	Southern California Public Power Authority, Natural Gas Project 1 Revenue Bonds, Series 2007A, 2.348%, 11/01/38 (3-Month LIBOR*67% reference rate + 1.47% spread) (14)	No Opt. Call	BBB+	7,353,030

125	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Refunding Series 2011, 5.000%, 7/01/21 – AGM Insured	No Opt. Call	A2	142,537

NUVEEN	149

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$100	Stockton-East Water District, California, Certificates of Participation, Series 2002A Refunding, 5.000%, 4/01/20 – FGIC Insured	12/17 at 100.00	A3	$100,234

185	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 5.500%, 9/01/27	No Opt. Call	N/R	195,217

6,440	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 4.750%, 6/01/23	11/17 at 100.00	B+	6,450,948

	Tustin, California, Special Tax Bonds, Community Facilities District 14-1 Tustin Legacy/Standard Pacific, Refunding Series 2015A:
250	5.000%, 9/01/26	9/25 at 100.00	N/R	293,287
225	5.000%, 9/01/28	9/25 at 100.00	N/R	259,945

3,265	Upland, California, Certificates of Participation, San Antonio Community Hospital, Series 2011, 6.000%, 1/01/26	1/21 at 100.00	Baa2	3,686,642

310	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2015-1 Arambel-KDN, Refunding Series 2015, 5.000%, 9/01/25	No Opt. Call	N/R	334,201

9,260	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Series 2014, 5.000%, 9/01/25	9/22 at 102.00	N/R	10,477,227

	William S. Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2015-1, Series 2017:
400	5.000%, 9/01/28	9/26 at 100.00	N/R	466,404
350	5.000%, 9/01/30	9/26 at 100.00	N/R	403,245
289,300	Total California			304,087,741

	Colorado – 3.4%

500	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.875%, 10/01/26 – SYNCORA GTY Insured	No Opt. Call	BBB–	580,490

	Bromley Park Metropolitan District 3, Brighton, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007:
1,655	4.625%, 12/01/29 – RAAI Insured	12/17 at 100.00	A3	1,657,416
1,235	4.750%, 12/01/37 – RAAI Insured	12/17 at 100.00	A3	1,236,618

1,100	Canyons Metropolitan District 5, Douglas County, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Refunding & Improvement Series 2017A, 6.000%, 12/01/37	12/22 at 103.00	N/R	1,107,293

415	Cathedral Pines Metropolitan District, El Paso County, Colorado, General Obligation Bonds, Refunding Series 2016, 4.000%, 12/01/26	No Opt. Call	Ba2	412,838

10,135	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/29	12/22 at 103.00	N/R	10,934,449

805	Clear Creek Station Metropolitan District 2, Adams County, Colorado, Limited Tax General Obligation Refunding & Improvement Series 2017A, 4.375%, 12/01/32	12/22 at 103.00	N/R	815,731

	Colorado Educational and Cultural Facilities Authority, Charter School Refunding Revenue Bonds, Pinnacle Charter School, Inc. K-8 Facility Project, Series 2013:
275	5.000%, 6/01/23	No Opt. Call	A	315,595
675	5.000%, 6/01/29	6/23 at 100.00	A	756,945

625	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aspen Ridge School Project, Series 2015A, 4.125%, 7/01/26	7/25 at 100.00	BB	633,469

360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Crown Pointe Academy of Westminster Project, Chartered Through Adams County School District 50, Series 2009, 4.750%, 7/15/29	7/19 at 100.00	BBB	365,889

150	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Eagle Ridge Academy Project, Refunding & Improvement Series 2016, 5.000%, 11/01/36	11/21 at 100.00	BB+	$510,720

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 6.750%, 8/01/28 (Pre-refunded 8/01/18)	8/18 at 100.00	N/R (6)	522,635

500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014A, 5.000%, 1/15/29	1/24 at 100.00	A	558,705

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.000%, 12/01/29	12/19 at 100.00	BBB–	1,025,580

625	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014, 4.125%, 7/01/24	No Opt. Call	BB+	639,219

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Refunding & Improvement Series 2015:
545	4.000%, 12/15/25	No Opt. Call	BBB–	571,825
1,160	5.000%, 12/15/28	12/25 at 100.00	BBB–	1,271,047

680	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy Project, Refunding & Development Series 2016, 3.875%, 9/01/26	9/21 at 100.00	N/R	666,155

385	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Science Technology Engineering and Math School Project, Refunding Series 2014, 4.000%, 11/01/24	No Opt. Call	BB+	389,974

920	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2013, 6.375%, 8/01/24	No Opt. Call	N/R	1,036,279

1,205	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2016, 5.000%, 2/01/27	2/26 at 100.00	N/R	1,230,462

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 5.375%, 10/01/37	11/23 at 100.00	BBB+	1,651,920

3,155	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.250%, 2/01/33	2/21 at 100.00	BBB+	3,356,068

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012, 5.625%, 6/01/22 (4)	No Opt. Call	N/R	784,500

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012B:
2,000	5.000%, 12/01/25	12/22 at 100.00	BBB+	2,205,520
530	4.000%, 12/01/26	12/22 at 100.00	BBB+	554,380

535	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012C, 5.000%, 12/01/21	No Opt. Call	BBB+	596,006

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
1,500	5.000%, 6/01/23	No Opt. Call	BBB	1,712,475
3,520	5.000%, 6/01/25	No Opt. Call	BBB	4,067,465

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project, Refunding & Improvement Series 2017A:
400	5.000%, 5/15/27	No Opt. Call	BB+	449,016
250	5.250%, 5/15/28	5/27 at 100.00	BB+	283,520
2,275	5.250%, 5/15/30	5/27 at 100.00	BB+	2,540,743
550	5.250%, 5/15/32	5/27 at 100.00	BB+	604,923

NUVEEN	151

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sunny Vista Living Center Project, Series 2015A:
$700	5.000%, 12/01/25	No Opt. Call	N/R	$714,595
750	5.500%, 12/01/30	12/25 at 100.00	N/R	768,022

630	Colorado International Center Metropolitan District 3, Colorado, General Obligation Limited Tax Bonds, Series 2016, 4.625%, 12/01/31	12/21 at 103.00	N/R	610,841

520	Colorado Springs Urban Renewal Authority, Colorado, Subordinate Tax Increment Revenue Bonds, University Village Colorado Project, Refunding Series 2016, 6.750%, 12/15/30	12/21 at 103.00	N/R	494,681

50	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A, 5.000%, 12/01/18 – RAAI Insured	12/17 at 100.00	AA	50,138

1,000	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006, 5.250%, 12/01/30	12/20 at 103.00	N/R	1,060,820

535	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 4.500%, 12/01/26	12/25 at 100.00	N/R	545,234

6,405	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Airlines, Inc. Project, Refunding Series 2017, 5.000%, 10/01/32 (Alternative Minimum Tax)	10/23 at 100.00	BB–	6,983,243

450	Denver Health and Hospitals Authority, Colorado, Healthcare Revenue Bonds, Series 2009A, 6.250%, 12/01/33	12/19 at 100.00	BBB	485,842

485	Denver International Business Center Metropolitan District 1, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2010, 5.000%, 12/01/30	12/20 at 100.00	BBB–	507,581

	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015:
175	5.000%, 12/01/18	No Opt. Call	N/R	180,966
200	5.000%, 12/01/19	No Opt. Call	N/R	211,634
430	5.000%, 12/01/20	No Opt. Call	N/R	463,394
850	5.000%, 12/01/24	12/22 at 100.00	N/R	932,985

185	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.000%, 12/01/22 (Pre-refunded 12/01/17) – RAAI Insured	12/17 at 100.00	A3 (6)	186,341

	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
6,315	5.250%, 12/01/24	No Opt. Call	N/R	6,602,206
1,500	5.750%, 12/01/30	12/24 at 100.00	N/R	1,567,260

580	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado, General Obligation Bonds, Series 2016A, 4.000%, 12/01/26	12/21 at 100.00	N/R	569,484

950	Harmony Technology Park Metropolitan District 2, Fort Collins, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2017, 4.500%, 12/01/32	12/22 at 103.00	N/R	955,757

1,395	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Refunding & Improvement Series 2015, 6.000%, 12/01/28	12/24 at 100.00	N/R	1,437,003

2,280	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2015, 4.750%, 12/01/26	12/20 at 103.00	N/R	2,298,536

1,735	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2017, 5.625%, 12/01/34	12/20 at 103.00	N/R	1,764,217

4,325	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A, 5.125%, 12/01/31	12/21 at 103.00	N/R	4,238,500

152	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$3,000	Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 12/15/25	12/23 at 100.00	N/R	$3,018,870

	Leyden Rock Metropolitan District No. 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016A:
1,675	4.000%, 12/01/25	12/21 at 103.00	N/R	1,681,147
750	4.375%, 12/01/33	12/21 at 103.00	N/R	747,120

740	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 4.000%, 12/01/26	12/25 at 100.00	N/R	735,027

4,660	North Range Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.500%, 12/15/27 (Pre-refunded 12/15/17)	12/17 at 100.00	N/R (6)	4,706,041

1,160	One Horse Business Improvement District, Lakewood, Colorado, Sales Tax Sharing Revenue Bonds, Refunding Series 2004, 6.000%, 6/01/24	12/17 at 100.00	N/R	1,140,790

1,405	Palisade Metropolitan District 2, Broomfield County, Colorado, General Obligation Limited Tax and Revenue Bonds, Series 2016, 4.375%, 12/01/31	12/21 at 103.00	N/R	1,416,549

1,620	Parker Homestead Metropolitan District, Parker, Douglas County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding & Improvement Series 2016, 4.500%, 12/01/30	12/21 at 103.00	N/R	1,593,043

100	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010B, 3.000%, 12/01/17 – AGM Insured	No Opt. Call	AA	100,306

	Prairie Center Metropolitan District 3, Colorado, Limited Property Tax Revenue Bonds, Series 2006A:
3,660	5.250%, 12/15/21 (Pre-refunded 10/26/17)	10/17 at 100.00	N/R (6)	3,672,114
5,450	5.400%, 12/15/31 (Pre-refunded 10/26/17)	10/17 at 100.00	N/R (6)	5,468,639

3,000	Promenade at Castle Rock Metropolitan District 1, Colorado, General Obligation Bonds, Limited Tax Series 2015A, 5.125%, 12/01/25	12/20 at 103.00	N/R	3,210,570

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
2,195	6.125%, 11/15/23	No Opt. Call	BBB+	2,623,727
440	6.250%, 11/15/28	No Opt. Call	BBB+	556,287

200	Red Sky Ranch Metropolitan District, Eagle County, Colorado, General Obligation Bonds, Refunding & Improvement Series 2015, 4.250%, 12/01/28	12/24 at 100.00	N/R	203,044

215	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 5.375%, 1/15/25	7/20 at 100.00	Baa3	232,028

260	Rendezous Residential Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 5.200%, 12/01/17 (ETM)	No Opt. Call	N/R (6)	261,997

1,735	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Limited Tax Series 2016A, 4.500%, 12/01/31	12/21 at 103.00	N/R	1,722,334

650	Solaris Metropolitan District 3, Vail, Colorado, Limited Tax General Obligation Bonds, Refunding Convertible to Unlimited Tax Series 2016A, 3.750%, 12/01/26	12/21 at 103.00	N/R	650,175

	SouthGlenn Metropolitan District, Colorado, Special Revenue Bonds, Refunding Series 2016:
5,555	3.500%, 12/01/26	12/21 at 103.00	N/R	5,372,296
3,005	5.000%, 12/01/30	12/21 at 103.00	N/R	3,135,357

500	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Senior Series 2015A, 5.500%, 12/01/35	12/20 at 103.00	N/R	503,075

1,000	Tablerock Metropolitan District, Jefferson County, Colorado, Limited Tax, General Obligation Improvement Bonds, Refunding Series 2007, 4.750%, 12/01/37 – RAAI Insured	12/17 at 100.00	AA	1,004,020

NUVEEN	153

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$470	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.100%, 12/01/26	12/17 at 100.00	N/R	$470,000
118,905	Total Colorado			123,899,706

	Connecticut – 0.5%

8,660	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	12/17 at 100.00	B3	8,462,725

10,000	Connecticut State, General Obligation Bonds, Securities Industry & Financial Markets Association Index, Series 2015C, 2.170%, 6/15/24 (UB)	No Opt. Call	A+	10,009,500
18,660	Total Connecticut			18,472,225

	Delaware – 0.2%

2,500	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	2,600,750

2,040	Delaware Economic Development Authority, Revenue Bonds, Odyssey Charter School Inc. Project, Series 2015A, 6.250%, 9/01/25	3/25 at 100.00	N/R	2,093,387

830	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013, 5.000%, 7/01/21	No Opt. Call	BBB–	902,974
5,370	Total Delaware			5,597,111

	District of Columbia – 0.1%

	District of Columbia, Revenue Bonds, Ingleside at Rock Creek Project, Series 2017A:
645	4.125%, 7/01/27	7/24 at 103.00	N/R	664,047
270	5.000%, 7/01/32	7/24 at 103.00	N/R	288,017

725	District of Columbia, Revenue Bonds, KIPP DC Issue, Series 2013A, 5.000%, 7/01/23	No Opt. Call	BBB+	810,441

1,605	District of Columbia, Revenue Bonds, The Methodist Home of the District of Columbia, Series 1999, 4.500%, 1/01/25	No Opt. Call	N/R	1,608,354
3,245	Total District of Columbia			3,370,859

	Florida – 10.9%

455	A.H. at Turnpike South Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Phase One Project, Series 2015, 5.500%, 11/01/25	No Opt. Call	N/R	479,552

2,550	Aberdeen Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.250%, 11/01/25	No Opt. Call	N/R	2,501,372

13,000	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Shands Healthcare Project, Series 2007A, 1.752%, 12/01/37 (3-Month LIBOR*67% reference rate + 0.87% spread) (14)	12/17 at 100.00	A–	11,459,240

	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Area A-2 Series 2016:
230	4.250%, 11/01/21	No Opt. Call	N/R	230,591
725	5.500%, 11/01/30	11/26 at 100.00	N/R	732,192

895	Arborwood Community Development District, Florida, Capital Improvement Revenue Bonds, Master Infrastructure Projects, Series 2005A-2, 5.350%, 5/01/36	12/17 at 100.00	N/R	895,098

	Armstrong Community Development District, Clay County, Florida, Special Assessment Revenue Bonds, Series 2017A:
355	3.625%, 11/01/23	No Opt. Call	N/R	354,798
430	4.500%, 11/01/28	11/27 at 100.00	N/R	424,956

154	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$630	Armstrong Community Development District, Clay County, Florida, Special Assessment Revenue Bonds, Series 2017B, 5.250%, 11/01/29	No Opt. Call	N/R	$622,591

210	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2017, 5.000%, 5/01/28	No Opt. Call	N/R	212,594

600	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 2 Project, Series 2017A-1, 5.375%, 5/01/28	No Opt. Call	N/R	598,194

230	Avalon Groves Community Development District, Florida, Special Assessment Bonds, Area 2 Project, Series 2017A-2, 6.000%, 5/01/29	No Opt. Call	N/R	230,593

11,085	Ave Maria Stewardship Community District, Florida, Bond Anticipation Notes, Phase 3 Master Improvements Project, Series 2016, 4.625%, 11/01/21	11/19 at 100.00	N/R	10,974,815

1,260	Aventura Isles Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2013, 5.250%, 11/01/24	No Opt. Call	N/R	1,352,799

	Babcock Ranch Community Independent Special District, Florida, Special Assessment Bonds, Series 2015:
545	4.250%, 11/01/21	No Opt. Call	N/R	550,488
775	4.750%, 11/01/26	11/25 at 100.00	N/R	787,462
1,135	5.000%, 11/01/31	11/25 at 100.00	N/R	1,160,708

795	Ballentrae Hillsborough Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2014, 5.000%, 11/01/28	11/25 at 100.00	N/R	813,492

1,000	Bannon Lakes Community Development District, Saint Johns County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.500%, 11/01/25	No Opt. Call	N/R	1,034,930

375	Bartram Park Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Lien Series 2015A-2, 4.000%, 5/01/20	No Opt. Call	BBB	385,208

460	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2016, 3.625%, 9/01/26	9/23 at 100.00	BBB–	457,387

	Bay Laurel Center Community Development District, Marion County, Florida, Special Assessment Bonds, Refunding Indigo Series 2016:
55	3.000%, 5/01/19	No Opt. Call	N/R	55,092
35	3.500%, 5/01/20	No Opt. Call	N/R	35,310
60	3.500%, 5/01/21	No Opt. Call	N/R	60,220
60	3.500%, 5/01/22	No Opt. Call	N/R	59,647
65	3.500%, 5/01/23	No Opt. Call	N/R	64,218
65	3.750%, 5/01/24	No Opt. Call	N/R	64,436
45	3.750%, 5/01/25	No Opt. Call	N/R	44,182

	Beach Road Golf Estates Community Development District, Bonita Springs, Florida, Special Assessment Bonds Series 2015:
3,225	4.000%, 11/01/25	No Opt. Call	N/R	3,240,416
3,105	4.700%, 11/01/29	11/25 at 100.00	N/R	3,142,384

765	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/27	No Opt. Call	BBB–	863,960

490	Bellagio Community Development District, Hialeah, Florida, Special Assessment Bonds, Series 2016, 3.750%, 11/01/31	11/26 at 100.00	BBB–	489,985

	Bellalago Educational Facilities Benefit District, Florida, Capital Improvement Bonds, Refunding Series 2014:
1,125	3.875%, 5/01/24	No Opt. Call	A2	1,230,120
1,165	4.000%, 5/01/25	5/24 at 100.00	A2	1,265,411
1,220	4.125%, 5/01/26	5/24 at 100.00	A2	1,321,748
1,070	4.250%, 5/01/27	5/24 at 100.00	A2	1,160,971

NUVEEN	155

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$895	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A, 4.750%, 11/01/27	No Opt. Call	N/R	$933,610

500	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.100%, 5/01/26	No Opt. Call	N/R	491,385

420	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Refunding Series 2013A, 5.000%, 4/01/19	No Opt. Call	A	442,352

3,595	Brevard County, Florida, Industrial Development Revenue Bonds, TUFF Florida Tech Project, Series 2009, 6.500%, 11/01/29	11/19 at 100.00	BB+	3,812,533

2,300	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)	12/17 at 100.00	B3	2,304,186

	Bullfrog Creek Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Series 2017:
200	4.000%, 11/01/22	No Opt. Call	N/R	203,034
250	4.750%, 11/01/28	11/27 at 100.00	N/R	256,033

	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care Inc. Project, Series 2015:
230	3.750%, 7/01/19	No Opt. Call	N/R	231,063
500	4.000%, 7/01/20	No Opt. Call	N/R	502,910
580	4.250%, 7/01/21	No Opt. Call	N/R	585,481
550	4.500%, 7/01/22	No Opt. Call	N/R	553,828
1,230	4.750%, 7/01/24	No Opt. Call	N/R	1,248,376

120	Capital Projects Finance Authority, Student Housing Revenue Bonds, Capital Projects Loan Program – Florida Universities, Series 2001F, 5.500%, 10/01/17 – NPFG Insured	9/17 at 100.00	A3	120,000

735	Capital Trust Agency, Florida, First Mortgage Revenue Bonds, Silver Creek Saint Augustine Project, Series 2014A, 6.500%, 1/01/24 (4)	1/21 at 103.00	N/R	631,005

280	Capital Trust Agency, Florida, First Mortgage Revenue Bonds, Silver Creek Saint Augustine Project, Series 2016A, 5.750%, 1/01/50 (4)	12/17 at 100.00	N/R	261,934

6,800	Capital Trust Agency, Florida, Fixed Rate Air Cargo Revenue Refunding Bonds, Aero Miami FX, LLC Project, Series 2010A, 5.350%, 7/01/29	7/20 at 100.00	Baa3	7,168,152

2,490	Capital Trust Agency, Florida, Revenue Bonds, Odyssey Charter School Project, Series 2017A, 4.750%, 7/01/27	No Opt. Call	BB	2,534,621

	Capital Trust Agency, Florida, Senior Living Facilities Revenue Bonds, Elim Senior Housing, Inc. Project, Series 2017:
1,645	5.000%, 8/01/27	8/24 at 103.00	N/R	1,673,031
490	5.375%, 8/01/32	8/24 at 103.00	N/R	498,203

935	Carlton Lakes Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2015, 5.125%, 11/01/29	11/26 at 100.00	N/R	963,377

	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2014:
1,205	4.750%, 5/01/24	No Opt. Call	N/R	1,221,966
1,775	5.000%, 5/01/34	5/24 at 100.00	N/R	1,794,880

500	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2017, 4.000%, 5/01/22	No Opt. Call	N/R	510,715

	Centre Lake Community Development District, Miami Lakes, Florida, Special Assessment Bonds, Series 2016:
375	4.125%, 12/15/27	12/26 at 100.00	N/R	373,279
500	4.500%, 12/15/32	12/26 at 100.00	N/R	495,620

156	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A:
$4,520	4.500%, 6/01/23	No Opt. Call	BBB–	$4,710,337
500	5.250%, 6/01/28	6/23 at 100.00	BBB–	544,370
1,000	5.625%, 6/01/33	6/23 at 100.00	BBB–	1,107,870

4,710	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2014A, 7.000%, 5/15/24	No Opt. Call	N/R	5,182,554

540	Concord Station Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2016A-2, 4.125%, 5/01/26	No Opt. Call	N/R	532,111

2,680	Corkscrew Farms Community Development District, Lee County, Florida, Special Assessment Bonds, Area One Project, Series 2016, 4.250%, 11/01/27	No Opt. Call	N/R	2,695,222

630	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-1, 4.625%, 11/01/27	No Opt. Call	N/R	662,401

2,130	Crossings at Fleming Island Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Senior Lien Series 2014A-1, 4.000%, 5/01/24	No Opt. Call	BBB	2,221,441

	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015:
860	4.500%, 5/01/25	No Opt. Call	N/R	876,589
1,595	4.625%, 5/01/26	No Opt. Call	N/R	1,630,696

2,580	Durbin Crossing Community Development District, Florida, Special Assessment Bonds, Senior Refunding Series 2017A-1, 5.000%, 5/01/32 – AGM Insured	5/27 at 100.00	AA	2,969,993

2,750	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2015, 4.250%, 5/01/25	5/22 at 100.00	N/R	2,769,305

1,685	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2013, 4.125%, 11/01/23	No Opt. Call	N/R	1,719,104

325	Escambia County Health Facilities Authority, Florida, Health Facility Revenue Bonds, Baptist Hospital, Inc. Project, Series 2010A, 5.750%, 8/15/29	8/20 at 100.00	A3	356,827

1,095	Estancia at Wiregrass Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2013, 6.375%, 11/01/26	No Opt. Call	N/R	1,251,202

395	Estancia at Wiregrass Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2015, 4.000%, 11/01/22	No Opt. Call	N/R	402,462

510	Fiddlers Creek Community Development District 1, Collier County, Florida, Special Assessment Revenue Bonds, Refunding Series 2013A, 3.625%, 5/01/18	No Opt. Call	N/R	512,366

1,060	Fiddlers Creek Community Development District 1, Collier County, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/21	No Opt. Call	N/R	1,050,534

4,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Bay Area Charter Foundation, LLC Projects, Series 2011A, 7.625%, 12/15/31	12/21 at 101.00	N/R	4,398,760

300	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2017A, 5.000%, 6/15/27	6/26 at 100.00	N/R	306,999

1,635	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2014A, 5.750%, 7/01/24	No Opt. Call	N/R	1,715,883

1,070	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2017A, 5.000%, 7/01/27	No Opt. Call	N/R	1,075,660

NUVEEN	157

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc. Projects, Series 2016A:
$2,755	5.125%, 6/15/26	No Opt. Call	N/R	$2,849,662
5,700	4.000%, 7/15/26	No Opt. Call	N/R	5,848,656

	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Miami Arts Charter School Projects, Series 2014:
330	5.000%, 6/15/24	No Opt. Call	N/R	329,231
3,750	5.625%, 6/15/29	6/24 at 100.00	N/R	3,740,100

2,700	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A, 5.000%, 6/15/25	No Opt. Call	N/R	2,819,151

945	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A, 6.500%, 6/15/21	No Opt. Call	BB	1,004,214

5,855	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A, 6.375%, 12/15/25	6/23 at 100.00	N/R	6,302,790

1,750	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2014A, 5.750%, 6/15/29	6/24 at 100.00	N/R	1,853,548

14,100	Florida Development Finance Corporation, Healthcare Facilities Revenue Bonds, UF Health – Jacksonville Project, Series 2013A, 6.000%, 2/01/33	8/23 at 100.00	Baa3	15,843,324

	Florida Mid-Bay Bridge Authority, Revenue Bonds, 1st Senior Lien Series 2015A:
1,250	5.000%, 10/01/25	No Opt. Call	BBB+	1,479,938
2,000	5.000%, 10/01/26	10/25 at 100.00	BBB+	2,348,440

7,150	Florida Municipal Power Agency, Revenue Bonds, Saint Lucie Project, Refunding Series 2002-1, 1.645%, 10/01/21 – AMBAC Insured	No Opt. Call	A2	6,971,250

2,025	Florida Municipal Power Agency, Revenue Bonds, Saint Lucie Project, Refunding Series 2002-2, 1.540%, 10/01/21 – AMBAC Insured	No Opt. Call	A2	1,974,375

13,800	Florida Municipal Power Agency, Revenue Bonds, Saint Lucie Project, Refunding Series 2002-3, 1.540%, 10/01/21 – AMBAC Insured	No Opt. Call	A2	13,455,000

1,650	Florida Municipal Power Agency, Revenue Bonds, Saint Lucie Project, Series 2000, 1.540%, 10/01/21 – AMBAC Insured	No Opt. Call	A2	1,608,750

715	Flow Way Community Development District, Florida, Special Assessment Bonds, Phase 5 Project, Series 2016, 4.350%, 11/01/27	11/26 at 100.00	N/R	720,320

1,100	Flow Way Community Development District, Florida, Special Assessment Bonds, Series 2013, 6.000%, 11/01/27	11/24 at 100.00	N/R	1,172,622

590	Flow Way Community Development District, Florida, Special Assessment Bonds, Series 2015, 4.250%, 11/01/25	No Opt. Call	N/R	598,054

525	Forest Brooke Community Development District, Florida, Special Assessment Bonds, Series 2017, 4.500%, 12/15/27	No Opt. Call	N/R	540,293

655	Gateway Services Community Development District, Fort Myers Lee County, Florida, Special Assessment Refunding Bonds, Series 2013, 5.250%, 5/01/23	No Opt. Call	N/R	694,909

255	Glen St Johns Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.250%, 5/01/38	12/17 at 100.00	N/R	245,486

700	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area Project, Improvement Series 2014A-1, 4.000%, 5/01/25	5/24 at 100.00	N/R	706,202

158	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$795	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, North Parcel Assessment Area, Refunding Series 2014A-2, 4.000%, 5/01/25	5/24 at 100.00	N/R	$802,044

1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 4.250%, 5/01/26	No Opt. Call	N/R	1,007,130

1,410	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Phase 1 Project, Series 2014A-1, 5.250%, 5/01/28	5/24 at 100.00	N/R	1,471,293

1,785	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2, 5.875%, 5/01/28	5/24 at 100.00	N/R	1,894,278

1,000	Grove Resort Community Development District, Orange County, Florida, Special Assessment Revenue Bonds, Series 2017A, 5.000%, 11/01/28	No Opt. Call	N/R	994,490

4,685	Grove Resort Community Development District, Orange County, Florida, Special Assessment Revenue Bonds, Series 2017B, 5.750%, 4/15/22	No Opt. Call	N/R	4,778,887

110	Gulfstream Polo Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Phase 1 Project, Series 2017, 4.000%, 11/01/27	No Opt. Call	N/R	109,845

	Hacienda Lakes Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2016:
550	3.875%, 5/01/26	No Opt. Call	N/R	543,846
270	4.500%, 5/01/36	5/26 at 100.00	N/R	263,606

5,395	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds, Special Assessment, Refunding Series 2014, 5.000%, 5/01/25	5/24 at 100.00	N/R	5,529,174

	Heights Community Development District, Florida, Tax Increment & Special Assessment Revenue Bonds, Series 2017:
1,510	3.500%, 1/01/24	No Opt. Call	N/R	1,516,780
1,740	4.000%, 1/01/28	1/27 at 100.00	N/R	1,735,563

395	Hemingway Point Community Development District, Florida, Special Assessment Bonds, Phase Two Project, Series 2014, 4.625%, 11/01/24	No Opt. Call	N/R	400,348

	Heritage Harbour North Community Development District, Florida, Capital Improvement Revenue Bond, Refunding Series 2017A-1:
650	5.000%, 5/01/24 – AGM Insured	No Opt. Call	AA	746,304
380	5.000%, 5/01/25 – AGM Insured	No Opt. Call	AA	438,585
700	5.000%, 5/01/27 – AGM Insured	No Opt. Call	AA	818,041

1,115	Hidden Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area Two, Series 2016A-2, 6.250%, 11/01/29	No Opt. Call	N/R	1,166,591

	Highland Meadows II Community Development District, Davenport, Florida, Special Assessment Revenue Bonds, Area 4B/C Project, Series 2017:
285	3.500%, 11/01/23	No Opt. Call	N/R	285,148
410	4.125%, 11/01/28	11/27 at 100.00	N/R	409,988

470	Highlands Community Development District, Florida, Special Assessment Bonds, Assessment Area 3A Project, Series 2016, 4.000%, 5/01/23	No Opt. Call	N/R	469,751

113	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Expanded Area Project, Series 2014, 4.750%, 5/01/25	5/24 at 100.00	N/R	118,444

NUVEEN	159

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Refunding Series 2013:
$380	2.875%, 5/01/19	No Opt. Call	A–	$386,449
390	3.000%, 5/01/20	No Opt. Call	A–	400,585
405	3.250%, 5/01/21	No Opt. Call	A–	420,969

1,100	Isles of Bartram Park Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2015, 4.375%, 11/01/25	No Opt. Call	N/R	1,135,915

275	Isles of Bartram Park Community Development District, Saint Johns County, Florida, Special Assessment Bonds, Series 2017, 4.000%, 11/01/27	No Opt. Call	N/R	275,446

250	K-Bar Ranch Community Development District, Florida, Special Assessment Revenue Bonds, Parcel Q Project, Series 2014, 4.750%, 11/01/24	No Opt. Call	N/R	254,645

605	Kindred Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.000%, 5/01/26	No Opt. Call	N/R	614,668

755	Kindred Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Series 2017, 4.000%, 5/01/27	No Opt. Call	N/R	756,170

1,965	Lake Ashton Community Development District, Polk County, Florida, Capital Improvement Revenue Bonds, Series 2015A-1, 5.000%, 5/01/25	No Opt. Call	N/R	2,037,214

135	Lake Powell Residential Golf Community Development District, Bay County, Florida, Special Assessment Revenue Refunding Bonds, Series 2012, 5.250%, 11/01/22	No Opt. Call	N/R	141,354

3,925	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Refunding Series 2014, 5.125%, 5/01/24	No Opt. Call	N/R	4,102,763

835	Lakeside Community Development District, Pasco County, Florida, Capital Improvement Revenue Bonds, Series 2015, 4.750%, 5/01/25	No Opt. Call	N/R	857,720

515	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Del Webb Project, Series 2017, 4.300%, 5/01/27	No Opt. Call	N/R	527,190

	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Centre North Project, Series 2015:
800	4.250%, 5/01/25	No Opt. Call	N/R	818,216
720	4.875%, 5/01/35	5/25 at 100.00	N/R	735,307

1,590	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Ranch South Project, Series 2016, 4.250%, 5/01/26	No Opt. Call	N/R	1,647,876

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
6,390	5.250%, 6/15/27	12/17 at 100.00	BB	6,391,853
5,000	5.375%, 6/15/37	12/17 at 100.00	BB	5,000,100

955	Majorca Isles Community Development District, Miami Gardens, Florida, Special Assessment Bonds, Series 2015, 5.000%, 5/01/25	No Opt. Call	N/R	992,847

1,140	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin Memorial Medical Center, Series 2012, 5.500%, 11/15/42	11/21 at 100.00	Baa1	1,246,123

10,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 4.200%, 12/15/25 (Alternative Minimum Tax)	6/20 at 100.00	BB+	10,272,500

	Mediterra South Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012:
295	4.000%, 5/01/19	No Opt. Call	A–	302,446
305	4.200%, 5/01/20	No Opt. Call	A–	318,359

160	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,325	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, South Florida Autism Charter School Project, Series 2017, 5.250%, 7/01/27	No Opt. Call	N/R	$2,338,927

335	Miami Dade County, Florida, Rickenbacker Causeway Revenue Bonds, Series 2014, 5.000%, 10/01/24	No Opt. Call	BBB+	395,233

	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami Jewish Health System Inc. Project, Series 2017:
1,000	5.000%, 7/01/28	7/27 at 100.00	BBB	1,127,870
1,000	5.000%, 7/01/29	7/27 at 100.00	BBB	1,120,390
700	5.000%, 7/01/30	7/27 at 100.00	BBB	779,688
1,105	5.000%, 7/01/31	7/27 at 100.00	BBB	1,223,589
695	5.000%, 7/01/32	7/27 at 100.00	BBB	765,390

	Miami World Center Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2017:
2,650	4.000%, 11/01/23	No Opt. Call	N/R	2,754,463
3,145	4.750%, 11/01/27	No Opt. Call	N/R	3,323,070

750	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Pine crest Academy Project, Series 2014, 5.000%, 9/15/24	No Opt. Call	BBB–	841,095

1,000	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Youth Co-Op Charter Schools Project, Series 2015A, 5.000%, 9/15/25	No Opt. Call	N/R	1,041,960

	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Infrastructure Project, Refunding Series 2014B:
5,420	4.250%, 5/01/24	5/23 at 100.00	N/R	5,780,213
2,640	5.000%, 5/01/29	5/23 at 100.00	N/R	2,810,676

	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Refunding Series 2014A:
8,460	4.250%, 5/01/24	5/23 at 100.00	N/R	9,022,252
4,495	5.000%, 5/01/29	5/23 at 100.00	N/R	4,785,602

480	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2012, 4.875%, 5/01/22	No Opt. Call	N/R	504,662

3,730	Miromar Lakes Community Development District, Lee County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2015, 5.000%, 5/01/28	5/25 at 100.00	N/R	3,922,058

1,020	Naples Reserve Community Development District, Collier County, Florida, Special Assessment Bonds, Series 2014, 4.750%, 11/01/25	11/24 at 100.00	N/R	1,047,754

2,500	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 2C, Series 2014, 4.500%, 8/01/24	No Opt. Call	N/R	2,560,500

3,145	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015, 4.650%, 8/01/25	No Opt. Call	N/R	3,296,337

375	Oaks Shady Creek Community Development District, Florida, Special Assessment Bonds, Series 2015, 4.250%, 11/01/25	No Opt. Call	N/R	372,379

500	Orange County Health Facilities Authority, Florida, Revenue Bond, Mayflower Retirement Center, Refunding Series 2012, 4.500%, 6/01/27	6/21 at 100.00	A–	529,600

935	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015, 4.500%, 5/01/25	No Opt. Call	N/R	936,758

775	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Lifespace Community Inc., Series 2015C, 5.000%, 5/15/27	5/25 at 100.00	A	906,611

NUVEEN	161

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,120	Palm Glades Community Development District, Florida, Special Assessment Bonds, Refunding Series 2017, 4.000%, 5/01/27	No Opt. Call	BBB–	$1,119,966

430	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2012, 4.875%, 5/01/22	No Opt. Call	N/R	443,850

490	Pelican Marsh Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 3.500%, 5/01/19	No Opt. Call	N/R	496,223

570	Poinciana West Community Development District, Florida, Special Assessment Bonds, Refunding Subordinate Series 2016-2, 5.375%, 5/01/30	5/27 at 100.00	N/R	582,614

810	Randal Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Series 2015, 4.250%, 11/01/25	No Opt. Call	N/R	816,602

	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Refunding Series 2015A:
1,245	4.000%, 5/01/20	No Opt. Call	N/R	1,271,618
3,815	5.000%, 5/01/25	No Opt. Call	N/R	4,158,350

	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 2 Phase 1 Project, Refunding & Improvement Series 2015:
285	3.500%, 5/01/19	No Opt. Call	N/R	286,089
995	4.250%, 5/01/25	No Opt. Call	N/R	1,012,422

1,000	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3 Project, Series 2016, 4.375%, 11/01/28	11/26 at 100.00	N/R	1,013,830

	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 4 Project, Series 2017:
565	3.500%, 11/01/22	No Opt. Call	N/R	566,294
1,040	4.250%, 11/01/28	11/27 at 100.00	N/R	1,041,664

435	Rolling Hills Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2015A-1, 5.125%, 5/01/26	No Opt. Call	N/R	429,867

	Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series 2016:
1,000	4.500%, 11/01/22	No Opt. Call	N/R	1,046,690
1,885	5.250%, 11/01/28	11/27 at 100.00	N/R	2,038,288

300	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2014, 6.125%, 11/01/27	11/24 at 100.00	N/R	312,132

380	Sabal Palm Community Development District, Florida, Special Assessment Bonds, Series 2016, 4.000%, 11/01/22	No Opt. Call	N/R	382,599

	Sabal Palm Community Development District, Florida, Special Assessment Bonds, South Parcel Series 2017:
250	3.500%, 11/01/22	No Opt. Call	N/R	250,923
500	4.250%, 11/01/28	11/27 at 100.00	N/R	502,025

6,570	Sarasota County Health Facility Authority, Florida, Revenue Bonds, Sarasota-Manatee Jewish Housing Council, Inc., Series 2007, 5.625%, 7/01/27	12/17 at 100.00	N/R	6,576,899

1,340	Seminole County Industrial Development Authority, Florida, Revenue Bonds, Legacy Pointe at UCF Project, Anticipation Notes Series 2016A, 10.000%, 12/28/21	12/17 at 100.00	N/R	1,342,171

	Shingle Creek Community Development District, Florida, Special Assessment Revenue Bonds, Series 2015:
1,230	3.625%, 11/01/20	No Opt. Call	N/R	1,242,706
2,000	4.500%, 11/01/25	No Opt. Call	N/R	2,040,720

162	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$125	Silverado Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-1, 5.000%, 11/01/27	No Opt. Call	N/R	$124,603

500	Silverado Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2017A-2, 5.625%, 11/01/29	11/27 at 100.00	N/R	497,160

535	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1, Refunding Series 2015, 4.375%, 5/01/25	5/24 at 101.00	N/R	529,538

730	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2016, 4.750%, 11/01/28	11/27 at 100.00	N/R	754,878

1,060	South Fork III Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2016, 5.000%, 5/01/29	5/27 at 100.00	N/R	1,103,386

415	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2016A2, 4.350%, 5/01/26	No Opt. Call	N/R	414,104

1,925	Southeast Overtown/Park West Community Redevelopment Agency, Florida, Tax Increment Revenue Bonds, Series 2014A-1, 5.000%, 3/01/24	No Opt. Call	BBB+	2,167,531

755	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area One Project, Series 2014, 4.750%, 11/01/24	No Opt. Call	N/R	773,226

	Spring Lake Community Development District, Hillsborough County, Florida, Special Assessment Bonds, Area Two Project, Series 2017:
860	3.750%, 11/01/22	No Opt. Call	N/R	876,357
1,290	4.500%, 11/01/28	11/27 at 100.00	N/R	1,316,187

1,185	Stonegate Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 4.000%, 5/01/25	5/23 at 100.00	N/R	1,239,320

855	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2013, 5.500%, 5/01/24	5/23 at 100.00	N/R	948,007

500	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-1, 5.000%, 11/01/27	No Opt. Call	N/R	496,695

720	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-2, 5.750%, 11/01/29	No Opt. Call	N/R	709,920

730	Stoneybrook South Community Development District, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2017A-3, 5.875%, 11/01/29	12/17 at 100.00	N/R	718,006

1,885	Stoneybrook South Community Development District, Osceola County, Florida, Special Assessment Revenue Bonds, Assessment Area Two-A Project, Series 2014, 4.750%, 11/01/24	No Opt. Call	N/R	2,095,479

	Storey Park Community Development District, Orlando, Florida, Special Assessment Revenue Bonds, Assessment Area One Project, Series 2015:
660	4.000%, 11/01/20	No Opt. Call	N/R	663,221
1,215	4.500%, 11/01/26	11/25 at 100.00	N/R	1,230,588

500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.000%, 7/01/25	1/24 at 100.00	A–	580,130

640	Talis Park Community Development District, Collier County, Florida, Capital Improvement Revenue Bonds, Series 2013, 4.250%, 11/01/24	11/23 at 100.00	N/R	661,133

390	Tapestry Community Development District, Florida, Special Assessment Revenue Bonds, Series 2016, 4.250%, 5/01/26	No Opt. Call	N/R	391,381

7,100	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	12/17 at 100.00	N/R	7,100,213

NUVEEN	163

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,260	Toscana Isles Community Development District, Venice, Florida, Special Assessment Revenue Bonds, Series 2014, 5.750%, 11/01/27	11/26 at 102.00	N/R	$1,354,046

370	Towne Park Community Development District, Florida, Special Assessment Bonds, Series 2016, 5.000%, 11/01/28	11/26 at 100.00	N/R	371,325

1,230	Tradition Community Development District 1, Port Saint Lucie, Florida, Irrigation System Revenue Bonds, Existing System Series 2017, 4.000%, 10/01/27	No Opt. Call	N/R	1,232,017

	Trevesta Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Series 2016A-1:
315	4.250%, 11/01/20	No Opt. Call	N/R	322,333
250	5.000%, 11/01/26	No Opt. Call	N/R	265,148

530	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 1 Project, Series 2015, 4.375%, 11/01/25	No Opt. Call	N/R	532,926

330	TSR Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Village 4 Project, Series 2015A, 4.250%, 11/01/21	No Opt. Call	N/R	332,653

	Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-1:
1,910	5.000%, 11/01/23	No Opt. Call	N/R	1,934,715
2,110	5.750%, 11/01/28	No Opt. Call	N/R	2,157,285

	Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-2:
890	5.000%, 11/01/23	No Opt. Call	N/R	901,517
1,735	6.000%, 11/01/31	No Opt. Call	N/R	1,784,673

325	Two Creeks Community Development District, Florida, Capital Improvement Revenue Bonds, Refunding Subordinate Lien Series 2016A-2, 4.200%, 5/01/26	No Opt. Call	N/R	320,840

350	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A-1, 4.750%, 11/01/27	No Opt. Call	N/R	362,219

1,085	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1 Series 2017A-1, 5.000%, 11/01/27	No Opt. Call	N/R	1,097,814

635	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 1 Series 2017A-2, 5.500%, 11/01/29	No Opt. Call	N/R	649,046

450	Union Park East Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2 Series 2017A-3, 5.750%, 11/01/29	12/17 at 100.00	N/R	449,973

585	Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013, 6.000%, 11/01/27	No Opt. Call	N/R	739,697

1,240	Village Community Development District 10, Sumter County, Florida, Special Assessment Revenue Bonds, Series 2012, 4.500%, 5/01/23	5/22 at 100.00	N/R	1,370,101

1,675	Waterset North Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2014, 4.750%, 11/01/25	11/24 at 100.00	N/R	1,736,121

2,950	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 1, Series 2017, 3.500%, 5/01/22	No Opt. Call	N/R	2,953,658

	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 3, Refunding Series 2017:
2,945	3.500%, 5/01/22	No Opt. Call	N/R	2,959,843
3,555	4.000%, 5/01/27	No Opt. Call	N/R	3,580,276

164	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Unit of Development 4, Series 2016:
$1,000	4.250%, 11/01/26	No Opt. Call	N/R	$1,016,570
210	4.625%, 11/01/31	11/26 at 100.00	N/R	213,028

20	Westchase East Community Development District, Florida, Special Assessment Bonds, Series 2007-2, 4.000%, 5/01/18 – NPFG Insured	12/17 at 100.00	A3	20,002

	Willow Hammock Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Series 2017:
615	3.500%, 11/01/23	No Opt. Call	N/R	614,649
725	4.000%, 11/01/28	11/27 at 100.00	N/R	723,695

	Willow Walk Community Development District, Manatee County, Florida, Special Assessment Revenue Bonds, Series 2017:
270	3.500%, 5/01/23 (WI/DD, Settling 10/16/17)	No Opt. Call	N/R	270,000
330	4.000%, 5/01/28 (WI/DD, Settling 10/16/17)	No Opt. Call	N/R	327,192

	Winding Cypress Community Development District, Collier County, Florida, Special Assessment Bonds, Phase 1 & 2 Assessment Area, Series 2015:
265	4.000%, 11/01/20	No Opt. Call	N/R	266,216
400	4.375%, 11/01/25	No Opt. Call	N/R	402,016

460	Windsor at Westside Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 1 Project, Series 2015, 4.000%, 11/01/22	No Opt. Call	N/R	463,234

1,005	Windsor at Westside Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 2 Project, Series 2016, 4.125%, 11/01/27	No Opt. Call	N/R	992,880

560	Wiregrass Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016, 4.375%, 5/01/26	No Opt. Call	N/R	553,980

	Wynnmere East Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2016:
480	4.000%, 5/01/22	No Opt. Call	N/R	480,187
960	5.000%, 5/01/29	5/28 at 100.00	N/R	975,437
385,793	Total Florida			397,384,580

	Georgia – 0.6%

	Cobb County Development Authority, Georgia, Student Housing Revenue Bonds, Kennesaw State University Real Estate Foundations Projects, Refunding Series 2014C:
940	5.000%, 7/15/21	No Opt. Call	Baa2	1,040,176
985	5.000%, 7/15/22	No Opt. Call	Baa2	1,103,446
1,040	5.000%, 7/15/23	No Opt. Call	Baa2	1,180,951
750	5.000%, 7/15/24	No Opt. Call	Baa2	860,925
1,000	5.000%, 7/15/26	7/24 at 100.00	Baa2	1,125,810
1,000	5.000%, 7/15/27	7/24 at 100.00	Baa2	1,119,530
1,000	5.000%, 7/15/29	7/24 at 100.00	Baa2	1,107,020

1,000	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013B, 5.750%, 10/01/24	10/23 at 100.00	N/R	1,082,620

4,940	Fulton County Development Authority, Georgia, Health System Revenue Bonds, Catholic Health East, Series 2007A, 2.117%, 11/15/28 (3-Month LIBOR*67% reference rate + 0.81% spread) (14)	11/17 at 100.00	AA	4,858,045

560	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 5.250%, 4/01/23	No Opt. Call	N/R	558,942

2,000	Fulton County Residential Care Facilities for the Elderly Authority, Georgia, Revenue Bonds, Lenbrook Square Foundation, Inc. Project, Refunding Series 2016, 5.000%, 7/01/31	7/23 at 103.00	BBB	2,222,020

NUVEEN	165

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$700	Gainesville and Hall County Development Authority, Georgia, Educational Facilities Revenue Bonds, Riverside Military Academy, Refunding Series 2017, 5.000%, 3/01/27	No Opt. Call	BBB–	$786,030

	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
490	5.500%, 7/15/23	7/21 at 100.00	N/R	494,743
958	5.500%, 7/15/30	7/21 at 100.00	N/R	967,447
1,052	5.500%, 1/15/36	7/21 at 100.00	N/R	1,062,089

500	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for Classical Education, Series 2017, 5.000%, 6/15/27	No Opt. Call	N/R	524,680

	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B:
330	5.000%, 3/15/21	No Opt. Call	BBB+	358,215
830	5.000%, 3/15/22	No Opt. Call	BBB+	915,224

125	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.000%, 10/01/19	No Opt. Call	Baa2	132,780

925	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Savannah College of Art & Design Projects, Series 2014, 5.000%, 4/01/33	4/24 at 100.00	Baa1	1,020,941
21,125	Total Georgia			22,521,634

	Guam – 1.2%

4,825	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/27	11/25 at 100.00	A	5,387,692

1,000	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	1,055,940

	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A:
2,000	6.625%, 12/01/30	12/20 at 100.00	B+	2,092,280
600	6.875%, 12/01/40	12/20 at 100.00	B+	631,488

	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Refunding Series 2014A:
410	5.000%, 7/01/19	No Opt. Call	BBB–	431,611
385	5.000%, 7/01/21	No Opt. Call	BBB–	423,789
400	5.000%, 7/01/22	No Opt. Call	BBB–	447,804
1,750	5.000%, 7/01/23	No Opt. Call	BBB–	1,986,163
2,200	5.000%, 7/01/24	No Opt. Call	BBB–	2,524,390

	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013:
350	5.250%, 7/01/20	No Opt. Call	BBB–	379,355
1,500	5.500%, 7/01/43	7/23 at 100.00	BBB–	1,659,195

920	Guam Government, General Obligation Bonds, 2009 Series A, 6.000%, 11/15/19	No Opt. Call	BB–	966,819

5,525	Guam Government, General Obligation Bonds, 2009 Series A, 6.750%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (6)	6,177,447

	Guam Government, General Obligation Bonds, Series 2007A:
3,000	5.000%, 11/15/23 (Pre-refunded 11/15/17)	11/17 at 100.00	BB– (6)	3,016,200
2,275	5.125%, 11/15/27 (Pre-refunded 11/15/17)	11/17 at 100.00	BB– (6)	2,287,649

2,010	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.375%, 12/01/24 (Pre-refunded 12/01/19)	12/19 at 100.00	BBB+ (6)	2,195,644

3,250	Guam International Airport Authority, Revenue Bonds, Series 2013C, 5.000%, 10/01/21 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	A2	3,600,350

166	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Guam (continued)

	Guam Power Authority, Revenue Bonds, Series 2010A:
$5,000	5.500%, 10/01/30	10/20 at 100.00	BBB–	$5,340,750
750	5.500%, 10/01/40	10/20 at 100.00	BBB–	789,593

	Guam Power Authority, Revenue Bonds, Series 2014A:
1,000	5.000%, 10/01/23	No Opt. Call	BBB–	1,136,820
1,000	5.000%, 10/01/25	10/24 at 100.00	BBB–	1,134,640
40,150	Total Guam			43,665,619

	Hawaii – 0.7%

	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A:
1,335	5.000%, 7/01/20	No Opt. Call	BB	1,371,526
1,555	5.750%, 7/01/23	No Opt. Call	BB	1,673,693
1,575	6.250%, 7/01/27	7/23 at 100.00	BB	1,685,250

19,375	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2015, 5.000%, 7/01/20	1/19 at 100.00	N/R	19,511,400

205	Hawaii Housing Finance and Development Corporation, Multifamily Housing Revenue Bonds, Wilikina Apartments Project, Series 2012A, 4.250%, 5/01/22	No Opt. Call	A–	211,460

230	Kauai County, Hawaii, Special Tax Bonds, Community Facilities District 2008-1 Kukuiula Development Project, Series 2012, 5.250%, 5/15/28	5/22 at 100.00	N/R	234,331
24,275	Total Hawaii			24,687,660

	Idaho – 0.1%

710	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016, 5.000%, 9/01/22	No Opt. Call	BB+	779,630

1,315	Idaho Housing and Finance Association, Nonprofit Facilities Revenue Bonds, Compass Public Charter School, Inc. Project, Series 2010A, 5.500%, 7/01/30	7/20 at 100.00	BB	1,356,541
2,025	Total Idaho			2,136,171

	Illinois – 11.9%

2,230	Bartlett, Illinois, Tax Increment Revenue Bonds, Bartlett Quarry Redevelopment Project, Senior Lien Series 2016, 4.000%, 1/01/24	1/22 at 100.00	N/R	2,185,021

2,945	Belleville, Illinois, Tax Increment Revenue Bonds, Frank Scott Parkway Redevelopment Project, Series 2007A, 5.000%, 5/01/26	11/17 at 100.00	N/R	2,944,941

6,180	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	12/17 at 100.00	N/R	6,133,341

1,010	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010, 5.000%, 11/01/20 (ETM)	No Opt. Call	BBB– (6)	1,072,065

13,950	CenterPoint Intermodal Center Program Trust, Illinois, Class A Certificates, Series 2004, 4.000%, 6/15/23 (Mandatory put 12/15/22)	12/22 at 100.00	N/R	13,952,790

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement Revenues, Series 2016:
24,265	5.750%, 4/01/33	4/27 at 100.00	A	27,572,805
20,835	5.750%, 4/01/34	4/27 at 100.00	A	23,604,805
2,985	5.750%, 4/01/35	4/27 at 100.00	A	3,374,274

1,420	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.500%, 12/01/39	12/21 at 100.00	B3	1,439,397

6,605	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011C-2, 9.000%, 3/01/32	12/17 at 100.00	B3	6,604,670

NUVEEN	167

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2010F:
$795	5.000%, 12/01/18	No Opt. Call	B3	$808,817
1,095	5.000%, 12/01/19	No Opt. Call	B3	1,129,712
1,230	5.000%, 12/01/20	No Opt. Call	B3	1,278,511

205	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2010F, 5.000%, 12/01/18 (ETM)	No Opt. Call	N/R (6)	214,467

10,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2017B, 6.750%, 12/01/30	12/27 at 100.00	N/R	12,028,200

	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2008C:
6,925	5.000%, 12/01/22	12/18 at 100.00	B3	7,004,707
5,000	5.250%, 12/01/25	12/18 at 100.00	B3	5,037,500

20,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/26	12/25 at 100.00	B	23,686,400

630	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Revenues, Refunding Series 2004A, 5.000%, 12/01/20 – NPFG Insured	12/17 at 100.00	B+	637,327

	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
5,000	0.000%, 12/01/22 – NPFG Insured	No Opt. Call	B+	4,210,900
3,780	0.000%, 12/01/25 – FGIC Insured	No Opt. Call	B+	2,786,049

505	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/25 – NPFG Insured	No Opt. Call	B+	372,210

1,174	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 188 West Randolph/Wells Redevelopment Project, Note Series 2014, 6.835%, 3/15/33	12/17 at 100.00	N/R	1,173,459

307	Chicago, Illinois, Certificates of Participation Tax Increment Revenue Notes, Fullerton/Milwaukee Redevelopment Project, Series 2011A, 6.830%, 3/15/24	12/17 at 100.00	Ba3	307,464

1,315	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Note, North Pullman Chicago Neighborhood Initiative, Inc. Redevelopement Project-Whole Foods Warehouse & Distribution Facility, Series 2016A, 5.000%, 3/15/34	7/21 at 100.00	N/R	1,267,936

480	Chicago, Illinois, General Obligation Bonds, Direct Access Bond Program Series 2006B-1, 4.300%, 1/01/24 – AMBAC Insured	12/17 at 100.00	Ba1	480,533

	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series 2002B:
1,000	5.250%, 1/01/23	No Opt. Call	Ba1	1,118,920
2,650	5.000%, 1/01/25	No Opt. Call	Ba1	2,982,125
795	5.000%, 1/01/26	1/25 at 100.00	Ba1	886,417

	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A:
215	5.000%, 1/01/27	1/24 at 100.00	Ba1	234,733
1,000	5.250%, 1/01/30	1/24 at 100.00	Ba1	1,087,020

20,500	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 5.625%, 1/01/31	1/27 at 100.00	BBB–	23,326,540

5,870	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2003B, 5.000%, 1/01/23	No Opt. Call	Ba1	6,496,799

1,975	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C, 5.000%, 1/01/34	1/19 at 100.00	Ba1	2,024,217

168	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2009A:
$1,870	5.000%, 1/01/22	1/20 at 100.00	Ba1	$1,981,994
1,170	5.000%, 1/01/25	1/20 at 100.00	Ba1	1,237,415

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2012C:
10	5.000%, 1/01/21	No Opt. Call	Ba1	10,796
5,835	5.000%, 1/01/23	1/22 at 100.00	Ba1	6,346,379
1,500	5.000%, 1/01/25	1/22 at 100.00	Ba1	1,615,215

	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
3,530	5.000%, 1/01/24	No Opt. Call	BBB–	3,949,011
1,065	5.000%, 1/01/25	No Opt. Call	BBB–	1,198,476
2,560	5.000%, 1/01/26	No Opt. Call	BBB–	2,889,882

	Chicago, Illinois, General Obligation Bonds, Series 2015A:
30	5.000%, 1/01/24	No Opt. Call	BBB–	33,561
6,565	5.000%, 1/01/26	1/25 at 100.00	BBB–	7,319,909
5,000	5.250%, 1/01/27	1/25 at 100.00	BBB–	5,603,750
445	5.500%, 1/01/35	1/25 at 100.00	BBB–	487,555

909	Chicago, Illinois, Special Assessment Bonds, Lakeshore East Project, Series 2003, 6.750%, 12/01/32	12/17 at 100.00	N/R	909,182

2,390	Gilberts Village, Kane County, Illinois, Special Tax Bonds, Special Service Area 15, Refunding Series 2014, 5.000%, 3/01/29 – AGM Insured	3/24 at 100.00	AA	2,686,623

300	Governors State University Board of Trustees, Illinois, Certificates of Participation, Capital Improvement Projects, Series 2008, 4.125%, 1/01/21	1/18 at 100.00	A3	301,032

1,090	Hillside, Cook County, Illinois, Tax Increment Revenue Bonds, Mannheim Redevelopment Project, Senior Lien Series 2008, 6.550%, 1/01/20	1/18 at 102.00	N/R	1,117,915

	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007:
350	5.000%, 12/01/21	12/17 at 100.00	BBB	350,595
420	5.000%, 12/01/26	12/17 at 100.00	BBB	420,445
420	5.000%, 12/01/36	12/17 at 100.00	BBB	420,244

	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A:
320	4.500%, 12/01/20	No Opt. Call	N/R	321,766
815	5.250%, 12/01/25	No Opt. Call	N/R	829,564
1,815	5.500%, 12/01/30	12/25 at 100.00	N/R	1,838,686

	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A:
2,160	6.875%, 10/01/31	10/21 at 100.00	BB+	2,361,830
455	7.125%, 10/01/41	10/21 at 100.00	BB+	499,381

	Illinois Finance Authority, Education Revenue Bonds, Noble Network of Charter Schools, Series 2015:
920	5.000%, 9/01/20	No Opt. Call	BBB	970,039
1,080	5.000%, 9/01/25	No Opt. Call	BBB	1,170,212
1,000	5.000%, 9/01/32	9/24 at 100.00	BBB	1,050,660

2,000	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	CCC+	2,149,960

NUVEEN	169

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
$360	5.000%, 9/01/22	No Opt. Call	BB+	$401,724
800	5.000%, 9/01/23	No Opt. Call	BB+	901,928
1,495	5.000%, 9/01/25	9/24 at 100.00	BB+	1,681,262
1,000	5.000%, 9/01/26	9/24 at 100.00	BB+	1,116,860
1,400	5.000%, 9/01/27	9/24 at 100.00	BB+	1,553,790
800	5.000%, 9/01/29	9/24 at 100.00	BB+	878,856

35	Illinois Finance Authority, Revenue Bonds, Central Baptist Village, Series 2007, 4.900%, 11/15/17	5/17 at 100.00	N/R	35,071

1,235	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31	12/17 at 100.00	BBB–	1,237,174

225	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc., Refunding Series 2010, 6.125%, 5/15/27	5/20 at 100.00	BBB–	243,182

130	Illinois Finance Authority, Revenue Bonds, Christian Homes Inc., Refunding Series 2010, 6.125%, 5/15/27 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (6)	146,710

1,680	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.375%, 2/15/25	12/17 at 100.00	BB–	1,680,487

	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A:
100	5.000%, 4/01/19	12/17 at 100.00	BB	100,095
1,000	5.000%, 4/01/26	12/17 at 100.00	BB	1,000,200
1,500	5.000%, 4/01/31	12/17 at 100.00	BB	1,499,925

	Illinois Finance Authority, Revenue Bonds, Illinois Wesleyan University, Refunding Series 2016:
500	5.000%, 9/01/27	9/26 at 100.00	Baa1	585,150
1,500	5.000%, 9/01/28	9/26 at 100.00	Baa1	1,737,510
1,500	3.000%, 9/01/30	9/26 at 100.00	Baa1	1,414,860
1,500	3.000%, 9/01/31	9/26 at 100.00	Baa1	1,398,600

225	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 5.000%, 10/01/22	No Opt. Call	BBB–	236,468

	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C:
4,000	5.000%, 2/15/26	No Opt. Call	BBB–	4,678,640
8,000	5.000%, 2/15/27	No Opt. Call	BBB–	9,426,320
10,535	5.000%, 2/15/28	2/27 at 100.00	BBB–	12,303,405
13,775	5.000%, 2/15/29	2/27 at 100.00	BBB–	15,966,327
10,250	5.000%, 2/15/30	2/27 at 100.00	BBB–	11,800,415
10,000	5.000%, 2/15/31	2/27 at 100.00	BBB–	11,421,900

195	Illinois Finance Authority, Revenue Bonds, Provena Health Series 2010A, 6.250%, 5/01/22 (Pre-refunded 5/01/20)	5/20 at 100.00	BBB– (6)	220,329

	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A:
1,000	5.000%, 7/01/21	No Opt. Call	A–	1,116,060
1,000	5.000%, 7/01/23	No Opt. Call	A–	1,156,430

130	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care Corporation, Refunding Series 2009, 6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (6)	140,664

	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care Corporation, Refunding Series 2009:
110	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (6)	118,967
3,515	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	BBB– (6)	3,803,335

170	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
$165	5.000%, 8/15/24	No Opt. Call	Baa1	$190,608
375	5.000%, 8/15/25	No Opt. Call	Baa1	436,204
1,000	5.000%, 8/15/27	8/25 at 100.00	Baa1	1,146,000

6,500	Illinois Finance Authority, Revenue Bonds, Swedish Covenant Hospital, Series 2016A, 5.250%, 8/15/31	8/26 at 100.00	BBB	7,350,720

	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014:
5,000	5.000%, 6/15/27 – AGM Insured	6/24 at 100.00	BBB–	5,593,950
500	5.250%, 6/15/31 – AGM Insured	6/24 at 100.00	BBB–	557,285

	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001:
4,165	0.000%, 6/15/23 – AMBAC Insured	No Opt. Call	BB+	3,398,265
3,235	0.000%, 6/15/25 – AMBAC Insured	No Opt. Call	BB+	2,406,549

4,840	Illinois State, General Obligation Bonds, June Series 2016, 5.000%, 6/01/26	No Opt. Call	BBB–	5,343,892

5,500	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/26	No Opt. Call	BBB–	6,077,170

7,500	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/23	No Opt. Call	BBB–	8,191,950

8,130	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/24	1/20 at 100.00	BBB–	8,510,728

5,000	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/24	8/22 at 100.00	BBB–	5,470,700

6,000	Illinois State, General Obligation Bonds, Series 2009A, 5.000%, 9/01/28	9/18 at 100.00	BBB–	6,091,740

	Illinois State, General Obligation Bonds, Series 2013:
380	4.000%, 7/01/18	No Opt. Call	BBB–	385,951
1,480	5.250%, 7/01/29	7/23 at 100.00	BBB–	1,609,855
1,050	5.250%, 7/01/31	7/23 at 100.00	BBB–	1,134,179
200	5.500%, 7/01/33	7/23 at 100.00	BBB–	219,148

	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B:
6,445	5.000%, 12/15/26	6/22 at 100.00	BB+	6,965,885
13,005	5.000%, 12/15/28	6/22 at 100.00	BB+	13,926,534

2,010	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1998A, 5.500%, 6/15/29 – NPFG Insured	No Opt. Call	A3	2,379,257

2,062	Minooka, Illinois, Special Assessment Bonds, Refunding Improvement Series 2014, 5.000%, 12/01/24 – AGM Insured	No Opt. Call	AA	2,332,720

4,380	Plano, Illinois, Special Tax Bonds, Special Service Area 3 & 4 Lakewood Springs Project, Refunding Series 2015, 4.000%, 3/01/35	3/25 at 100.00	N/R	4,231,912

2,870	Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series 2013B, 7.000%, 12/01/33	12/23 at 100.00	N/R	3,000,413

	Romeoville, Illinois, Revenue Bonds, Lewis University Project, Series 2015:
510	5.000%, 10/01/23	No Opt. Call	BBB+	586,444
520	5.000%, 10/01/24	No Opt. Call	BBB+	605,062

	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013:
645	5.250%, 11/01/17 (ETM)	No Opt. Call	N/R (6)	647,580
1,510	5.750%, 11/01/19 (ETM)	No Opt. Call	N/R (6)	1,614,673

2,475	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 1 Woods Creek, Refunding Series 2015, 4.500%, 3/01/34	3/25 at 100.00	N/R	2,482,673

NUVEEN	171

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,545	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 5 Wooded Shores, Refunding Series 2015, 4.250%, 3/01/29	3/25 at 100.00	N/R	$1,560,481

715	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 7 Deep Spring Woods, Refunding Series 2015, 4.250%, 3/01/29	3/25 at 100.00	N/R	722,164

672	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2003-100 Raintree Village Project, Series 2013, 4.000%, 3/01/20	No Opt. Call	N/R	671,550
400,774	Total Illinois			435,382,035

	Indiana – 1.7%

700	Allen County, Indiana, Economic Development Revenue Bonds, Fort Wayne Project, Senior Series 2017A-1, 6.625%, 1/15/34	1/24 at 104.00	N/R	739,935

	Carmel, Indiana, Revenue Bonds, Barrington of Carmel Project, Series 2012A:
1,505	6.000%, 11/15/22	No Opt. Call	N/R	1,618,808
1,550	7.000%, 11/15/27	11/22 at 100.00	N/R	1,700,025

55	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1998, 5.500%, 9/01/28 (Alternative Minimum Tax)	No Opt. Call	B1	60,809

400	Evansville, Indiana, Multifamily Housing Revenue Bonds, Silver Birch of Evansville Projects, Series 2017, 4.800%, 1/01/28	1/23 at 105.00	N/R	401,580

3,360	Indiana Finance Authority, Educational Facilities Revenue Bonds, Avondale Meadows Academy Project, Series 2017, 5.000%, 7/01/27	No Opt. Call	BB	3,510,158

	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A:
205	6.000%, 10/01/21	10/19 at 100.00	B–	204,783
1,500	6.625%, 10/01/29	10/19 at 100.00	B–	1,498,155

1,015	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Indiana Inc. Project, Series 2016, 6.250%, 12/01/24	No Opt. Call	N/R	1,063,811

1,365	Indiana Finance Authority, Educational Facilities Revenue Bonds, Lighthouse Academies of Northwest Indiana Inc. Project, Series 2016, 6.250%, 12/01/24	No Opt. Call	N/R	1,430,643

18,295	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	Caa1	18,644,069

8,735	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.000%, 12/01/19	No Opt. Call	Caa1	9,044,132

1,620	Indiana Finance Authority, Health Facilities Revenue Bonds, Good Samaritan Hospital Project, Series 2016A, 5.500%, 4/01/26	No Opt. Call	Baa3	1,865,608

1,225	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health Services, Series 2010, 5.125%, 8/15/27	8/20 at 100.00	Baa2	1,319,301

	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A:
250	5.000%, 10/01/22	No Opt. Call	Baa2	286,903
325	5.000%, 10/01/23	No Opt. Call	Baa2	379,314
550	5.000%, 10/01/24	10/23 at 100.00	Baa2	637,362
1,400	5.000%, 10/01/29	10/23 at 100.00	Baa2	1,576,176

15	Indiana Finance Authority, Hospital Revenue Bonds, Parkview Health System Obligated Group, Refunding Series 2012A, 5.000%, 5/01/29	5/22 at 100.00	AA–	16,671

345	Indiana Finance Authority, Revenue Bonds, Marquette Project, Series 2012, 5.000%, 3/01/19	No Opt. Call	BBB	353,535

1,000	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A, 5.000%, 4/01/28	4/22 at 100.00	Baa3	1,067,290

172	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$600	Merrillville, Indiana, Economic Development Revenue Bonds, Belvedere Housing Project, Series 2016, 5.050%, 4/01/26	4/24 at 102.00	N/R	$586,704

685	Monroe County, Indiana, Multifamily Housing Revenue Bonds, Canterbury House Apartments Project, Series 2001B, Pass through Certificates Series 2002-1, 5.900%, 11/01/34 (Alternative Minimum Tax)	12/17 at 100.00	Baa1	687,726

4,500	Rockport, Indiana, Revenue Bonds, AK Steel Corporation, Series 2012, 7.000%, 6/01/28 (Alternative Minimum Tax)	2/22 at 100.00	B–	4,650,120

3,250	Terre Haute, Indiana, Economic Development Solid Waste Facility Revenue Bonds, Pyrolyx USA Indiana, LLC Project, Series 2017A, 7.250%, 12/01/28 (Alternative Minimum Tax)	No Opt. Call	N/R	3,247,075

2,195	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 5.875%, 1/01/24 (Alternative Minimum Tax)	No Opt. Call	N/R	2,458,641

4,175	Whiting Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2016, 3.500%, 7/15/26	1/23 at 100.00	N/R	4,001,278
60,820	Total Indiana			63,050,612

	Iowa – 2.3%

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
18,960	5.000%, 12/01/19	No Opt. Call	B–	19,619,050
14,045	5.500%, 12/01/22	12/18 at 100.00	B–	14,357,080
12,365	5.250%, 12/01/25	12/23 at 100.00	B–	13,117,534

16,565	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27	6/19 at 105.00	B–	17,663,591

21,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	12/17 at 100.00	B2	21,124,950
82,935	Total Iowa			85,882,205

	Kansas – 1.1%

1,600	Coffeyville, Kansas, Electric Utility System Revenue Bonds, Series 2015B, 5.000%, 6/01/27 – NPFG Insured	6/25 at 100.00	BBB+	1,834,624

	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc., Refunding & Improvement Series 2007:
3,305	5.250%, 5/15/22	12/17 at 100.00	BB+	3,309,924
500	5.375%, 5/15/27	12/17 at 100.00	BB+	500,505

2,500	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.250%, 1/01/32 – AMBAC Insured	12/17 at 100.00	BB+	2,500,375

	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B:
30	5.125%, 1/01/22 – AMBAC Insured	12/17 at 100.00	BB	30,017
7,900	5.125%, 1/01/32 – AMBAC Insured	12/17 at 100.00	BB	7,900,000

	Overland Park, Kansas, Sales Tax Revenue Bonds, Prairiefire Community Improvement District No. 1 Project, Series 2012B:
1,100	5.250%, 12/15/29	12/22 at 100.00	N/R	977,548
1,750	6.100%, 12/15/34	12/22 at 100.00	N/R	1,543,045

	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012:
7,385	4.375%, 12/15/23	12/22 at 100.00	N/R	6,566,373
500	5.250%, 12/15/29	12/22 at 100.00	N/R	427,465
1,545	6.000%, 12/15/32	12/22 at 100.00	N/R	1,393,714

NUVEEN	173

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas (continued)

$500	Wichita, Kansas, Health Care Facilities Revenue Bonds, Presbyterian Manors, Series 2014IV-A, 5.000%, 5/15/29	5/19 at 100.00	N/R	$506,100

155	Wichita, Kansas, Hospital Facilities Revenue Bonds, Via Christi Health System, Inc., Refunding Series 2009X, 4.750%, 11/15/24 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (6)	166,941

13,215	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015, 5.000%, 9/01/27	9/25 at 100.00	N/R	13,386,927
41,985	Total Kansas			41,043,558

	Kentucky – 0.9%

2,415	Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center, Series 2016, 5.000%, 2/01/26	No Opt. Call	BB+	2,703,834

4,475	Kentucky Bond Development Corporation, Tax Increment Revenue Bonds, Summit Lexington Project, Series 2016A, 4.400%, 10/01/24	No Opt. Call	N/R	4,369,301

	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A:
6,105	5.000%, 6/01/28	6/27 at 100.00	Baa3	6,974,901
3,500	5.000%, 6/01/29	6/27 at 100.00	Baa3	3,972,080
2,000	5.000%, 6/01/31	6/27 at 100.00	Baa3	2,237,300
3,500	5.000%, 6/01/32	6/27 at 100.00	Baa3	3,894,030

1,330	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue Bonds, Rosedale Green Project, Refunding Series 2015, 5.000%, 11/15/25	No Opt. Call	N/R	1,374,329

2,000	Kentucky Economic Development Finance Authority, Revenue Bonds, Masonic Home Independent Living II, Inc., TEMPS 85 Series 2016B-1, 3.250%, 5/15/22	11/18 at 100.00	N/R	1,983,220

	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
585	5.000%, 7/01/22	No Opt. Call	Baa2	659,342
1,500	5.000%, 7/01/25	No Opt. Call	Baa2	1,737,315

2,015	Kentucky Housing Corporation, Multifamily Housing Revenue Bonds, Heritage Green Apartments Project, Series 2015, 4.875%, 5/01/25	No Opt. Call	N/R	2,064,992
29,425	Total Kentucky			31,970,644

	Louisiana – 1.5%

1,250	Beauregard Parish, Louisiana, Revenue Bonds, Boise Cascade Corporation Project, Series 2002, 6.800%, 2/01/27	12/17 at 100.00	B3	1,255,150

	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011:
2,540	6.250%, 7/01/31	7/21 at 100.00	B3	2,712,593
3,480	6.375%, 7/01/41	7/21 at 100.00	B3	3,687,443

500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Refunding Bonds, City of Shreveport Airport System Project, Series 2008A, 5.750%, 1/01/28 (Pre-refunded 1/01/19) – AGM Insured (Alternative Minimum Tax)	1/19 at 100.00	A2 (6)	528,710

410	Louisiana Local Government Environmental Facilities and Community Development Authority, Multifamily Housing Revenue Bonds, Cove at Nola Apartments, Series 2017A, 4.000%, 12/01/27	12/22 at 105.00	A	430,270

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westside Habilitation Center Project, Refunding Series 2017A, 5.750%, 2/01/32	2/27 at 100.00	N/R	1,023,190

174	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$6,185	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	$6,826,323

	Louisiana Public Facilities Authority, Revenue Bonds, Archdiocese of New Orleans, Refunding Series 2017:
500	5.000%, 7/01/27	No Opt. Call	Baa1	582,415
1,680	5.000%, 7/01/29	7/27 at 100.00	Baa1	1,927,078
1,000	5.000%, 7/01/32	7/27 at 100.00	Baa1	1,130,070

410	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	BBB	452,956

165	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 5.000%, 7/01/19	No Opt. Call	A+	175,529

1,500	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017, 5.000%, 5/15/32	5/27 at 100.00	A3	1,736,970

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015:
400	5.000%, 5/15/23	No Opt. Call	A3	465,780
300	5.000%, 5/15/24	No Opt. Call	A3	354,948
430	5.000%, 5/15/25	No Opt. Call	A3	514,727
400	5.000%, 5/15/26	5/25 at 100.00	A3	474,748
475	5.000%, 5/15/27	5/25 at 100.00	A3	559,992

	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A:
1,555	6.625%, 12/15/23	12/17 at 100.00	N/R	1,673,740
770	8.375%, 12/15/43	12/23 at 100.00	N/R	860,175

4,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds, Louisiana Pellets Inc. Project, Series 2015, 7.000%, 7/01/24 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	40

	New Orleans Aviation Board, Louisiana, Revenue Bonds, North Terminal Project, Series 2017B:
980	5.000%, 1/01/27 (Alternative Minimum Tax)	No Opt. Call	A–	1,182,184
750	5.000%, 1/01/28 (Alternative Minimum Tax)	1/27 at 100.00	A–	897,195
750	5.000%, 1/01/29 (Alternative Minimum Tax)	1/27 at 100.00	A–	891,758
900	5.000%, 1/01/30 (Alternative Minimum Tax)	1/27 at 100.00	A–	1,064,448

	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014:
500	5.000%, 6/01/24	No Opt. Call	A–	591,245
500	5.000%, 6/01/25	6/24 at 100.00	A–	585,250

365	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015, 5.000%, 6/01/30	6/25 at 100.00	A–	422,790

835	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/26	12/24 at 100.00	A–	974,737

1,250	Saint Tammany Public Trust Financing Authority, Louisiana, Revenue Bonds, Christwood Project, Refunding Series 2015, 5.000%, 11/15/24	No Opt. Call	N/R	1,350,638

18,560	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	12/17 at 100.00	Ba1	18,606,029

1,905	Tangipahoa Parish Hospital Service District 1, Louisiana, Hospital Revenue Bonds, North Oaks Medical Center Project, Refunding Series 2003A, 5.000%, 2/01/30	12/17 at 100.00	BB+	1,905,267
56,245	Total Louisiana			55,844,388

NUVEEN	175

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maine – 0.6%

$2,465	Maine Educational Loan Authority, Student Loan Revenue Bonds, Supplemental Education Loan Program, Class A Series 2012A-1, 5.050%, 12/01/27 (Alternative Minimum Tax)	12/22 at 100.00	A2	$2,686,850

6,800	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2015, 5.125%, 8/01/35 (Mandatory put 8/01/25) (Alternative Minimum Tax)	No Opt. Call	CCC+	6,996,248

	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013:
400	5.000%, 7/01/22	No Opt. Call	Ba1	445,328
1,000	5.000%, 7/01/26	7/23 at 100.00	Ba1	1,078,350
500	5.000%, 7/01/27	7/23 at 100.00	Ba1	535,405

100	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011, 5.250%, 7/01/21	No Opt. Call	Ba3	106,746

9,050	Rumford, Maine, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Series 2001, 6.875%, 10/01/26 (Alternative Minimum Tax)	12/17 at 100.00	B3	9,087,286
20,315	Total Maine			20,936,213

	Maryland – 1.4%

700	Anne Arundel County, Maryland, Special Tax District Revenue Bonds, Villages at Two Rivers Projects, Series 2014, 4.200%, 7/01/24	No Opt. Call	N/R	707,973

	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
1,705	5.000%, 9/01/30	9/27 at 100.00	BBB–	2,008,541
810	5.000%, 9/01/31	9/27 at 100.00	BBB–	950,397
1,500	5.000%, 9/01/33	9/27 at 100.00	BBB–	1,737,630

	Baltimore, Maryland, Special Obligation Bonds, Consolidated Tax Increment Financing, Series 2015:
375	5.000%, 6/15/23	No Opt. Call	BBB+	429,221
260	5.000%, 6/15/24	No Opt. Call	BBB+	301,678
275	5.000%, 6/15/25	6/24 at 100.00	BBB+	315,081
385	5.000%, 6/15/26	6/24 at 100.00	BBB+	437,695
345	5.000%, 6/15/27	6/24 at 100.00	BBB+	390,437

550	Baltimore, Maryland, Special Obligation Bonds, East Baltimore Research Park Project, Series 2017A, 4.000%, 9/01/27	No Opt. Call	N/R	567,281

	Baltimore, Maryland, Special Obligation Bonds, Harbor Point Project, Refunding Series 2016:
2,400	4.250%, 6/01/26	No Opt. Call	N/R	2,477,616
2,100	4.750%, 6/01/31	6/26 at 100.00	N/R	2,146,305

2,500	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2016, 5.000%, 7/01/27	7/25 at 100.00	N/R	2,661,775

9,910	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc. Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	9/20 at 100.00	B+	10,202,642

	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A:
3,360	5.000%, 12/01/17 (4)	No Opt. Call	N/R	2,007,533
6,000	5.000%, 12/01/31 (4)	12/17 at 100.00	N/R	3,570,480

1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31 (4)	12/17 at 100.00	N/R	595,080

176	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

	Maryland Economic Development Corporation, Senior Student Housing Revenue Bonds, Towson University Project, Refunding Series 2017:
$270	5.000%, 7/01/27	No Opt. Call	BBB	$320,903
190	5.000%, 7/01/29	7/27 at 100.00	BBB	222,541
325	5.000%, 7/01/30	7/27 at 100.00	BBB	378,866
375	5.000%, 7/01/31	7/27 at 100.00	BBB	434,569
530	5.000%, 7/01/37	7/21 at 100.00	BBB	570,487

4,170	Maryland Economic Development Corporation, Special Obligation Bonds, Metro Centre Owings Mills Project, Series 2017, 3.750%, 7/01/27	1/27 at 100.00	N/R	4,208,864

	Maryland Economic Development Corporation, Student Housing Revenue Bonds, University of Maryland – Baltimore Project, Refunding Senior Lien Series 2015:
790	4.000%, 7/01/22	No Opt. Call	BBB–	842,432
600	4.000%, 7/01/24	No Opt. Call	BBB–	640,206

	Maryland Health and Higher Educational Facilities Authority, Maryland, Hospital Revenue Bonds, Meritus Medical Center, Series 2015:
750	5.000%, 7/01/23	No Opt. Call	BBB	872,633
1,500	5.000%, 7/01/24	No Opt. Call	BBB	1,763,325
2,000	5.000%, 7/01/25	No Opt. Call	BBB	2,362,860
1,000	5.000%, 7/01/27	7/25 at 100.00	BBB	1,156,920

3,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Series 2017B, 5.000%, 7/01/31	7/27 at 100.00	Baa3	3,936,695

400	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Green Street Academy, Series 2017A, 5.000%, 7/01/27	No Opt. Call	N/R	423,072

1,700	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016, 4.375%, 7/01/30	1/26 at 100.00	N/R	1,681,062
52,275	Total Maryland			51,322,800

	Massachusetts – 2.9%

860	Massachusetts Development Finance Agency, Revenue Bonds, Berkshire Retirement Community Lennox, Series 2015, 5.000%, 7/01/25	No Opt. Call	A	999,939

400	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2016A, 5.000%, 1/01/23	No Opt. Call	Baa2	461,296

	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A:
1,015	4.250%, 1/01/21	No Opt. Call	BBB–	1,080,325
1,040	4.500%, 1/01/22	No Opt. Call	BBB–	1,133,101
1,080	4.700%, 1/01/23	No Opt. Call	BBB–	1,200,236

1,000	Massachusetts Development Finance Agency, Revenue Bonds, Merrimack College, Series 2014, 5.000%, 7/01/24	No Opt. Call	BBB–	1,138,470

	Massachusetts Development Finance Agency, Revenue Bonds, Milford Regional Medical Center Issue, Series 2014F:
100	5.000%, 7/15/19	No Opt. Call	BBB–	106,186
300	5.000%, 7/15/21	No Opt. Call	BBB–	334,053
335	5.000%, 7/15/22	No Opt. Call	BBB–	379,163
325	5.000%, 7/15/23	No Opt. Call	BBB–	373,588
315	5.000%, 7/15/24	7/23 at 100.00	BBB–	359,686

NUVEEN	177

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds Issue K Series 2013:
$2,280	4.375%, 7/01/23 (Alternative Minimum Tax)	7/22 at 100.00	AA	$2,392,586
3,860	5.000%, 7/01/25 (Alternative Minimum Tax)	7/22 at 100.00	AA	4,166,484
5,050	5.250%, 7/01/29 (Alternative Minimum Tax)	7/22 at 100.00	AA	5,535,558

125	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010A, 5.500%, 1/01/22	1/20 at 100.00	A	134,915

4,600	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2014, 5.000%, 1/01/26 (Alternative Minimum Tax)	1/25 at 100.00	A	5,263,366

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
5,110	5.500%, 1/01/19 – AMBAC Insured (Alternative Minimum Tax)	12/17 at 100.00	N/R	5,123,542
210	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	12/17 at 100.00	N/R	210,956
14,635	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/18 at 100.00	N/R	14,769,935

18,050	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001B. ARS, 2.067%, 1/01/31 – AMBAC Insured (Alternative Minimum Tax)	1/18 at 100.00	N/R	16,606,000

46,925	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001C. ARS, 2.052%, 1/01/31 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	N/R	43,171,000
107,615	Total Massachusetts			104,940,385

	Michigan – 1.1%

	County of Calhoun Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Oaklawn Hospital, Refunding Series 2016:
1,915	5.000%, 2/15/30	2/27 at 100.00	Ba1	2,105,887
2,010	5.000%, 2/15/31	2/27 at 100.00	Ba1	2,193,734

45	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1998A, 4.750%, 7/01/18 – NPFG Insured	12/17 at 100.00	BB+	45,137

5	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/36 – NPFG Insured	12/17 at 100.00	A3	5,014

700	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Series 2015D-1, 5.000%, 7/01/30	7/25 at 100.00	A–	803,775

5,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-3, 5.000%, 7/01/24 – AGM Insured (5)	No Opt. Call	A2	5,884,600

	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-7:
2,000	5.000%, 7/01/22 – NPFG Insured	No Opt. Call	A3	2,294,380
1,200	5.000%, 7/01/23 – NPFG Insured	No Opt. Call	A3	1,395,492
2,895	5.000%, 7/01/24 – NPFG Insured	No Opt. Call	A3	3,405,186

300	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Old Redford Academy Project, Series 2010A, 5.250%, 12/01/20	No Opt. Call	BB–	303,819

1,370	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Refunding Series 2017. Private Placement of 2017, 5.900%, 7/15/46	7/27 at 100.00	N/R	1,163,322

120	Michigan Finance Authority, Public School Academy Revenue Bonds, Detroit Service Learning Academy Project, Refunding Series 2011, 6.000%, 10/01/21	No Opt. Call	BB–	119,453

500	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/34 – AMBAC Insured	12/17 at 100.00	N/R	500,040

178	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$915	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project, Series 2013, 8.500%, 12/01/30 (Alternative Minimum Tax)	12/23 at 100.00	N/R	$991,393

15,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Events Center Project, Series 2014A, 4.125%, 7/01/45 (Mandatory put 1/01/19)	7/18 at 100.00	N/R	15,238,200

1,500	Oakland County Economic Development Corporation, Michigan, Limited Obligation Revenue Bonds, Archdiocese of Detroit, Refunding Series 2011, 6.500%, 12/01/20	No Opt. Call	N/R	1,554,885

750	Saline Economic Development Corporation, Michigan, Limited Obligation Revenue and Refunding Bonds, Evangelical Homes of Michigan, Series 2012, 5.250%, 6/01/32	6/22 at 100.00	BB+	769,920
36,225	Total Michigan			38,774,237

	Minnesota – 1.5%

	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A:
320	3.500%, 8/01/26	No Opt. Call	BB+	309,101
400	3.500%, 8/01/27	8/26 at 100.00	BB+	382,276
270	4.000%, 8/01/28	8/26 at 100.00	BB+	266,482
415	4.000%, 8/01/29	8/26 at 100.00	BB+	406,165
260	4.000%, 8/01/30	8/26 at 100.00	BB+	251,605
300	4.000%, 8/01/31	8/26 at 100.00	BB+	288,549

330	Bloomington Port Authority, Minnesota, Recovery Zone Facility Revenue Bonds, Radisson Blu MOA, LLC Project, Series 2010, 9.000%, 12/01/35	12/20 at 100.00	N/R	347,982

	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy Project, Series 2015A:
225	4.000%, 7/01/20	No Opt. Call	N/R	225,923
770	4.750%, 7/01/25	No Opt. Call	N/R	787,494
630	5.250%, 7/01/30	7/25 at 100.00	N/R	642,405

1,470	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Prairie Seeds Academy Project, Refunding Series 2015A, 4.000%, 3/01/22	No Opt. Call	BB+	1,516,878

	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A:
375	4.000%, 7/01/28	7/24 at 102.00	N/R	364,744
540	5.000%, 7/01/31	7/24 at 102.00	N/R	557,744

1,675	Columbus, Minnesota, Charter School Lease Revenue Bonds, New Millennium Academy Project, Series 2015A, 5.000%, 7/01/25	No Opt. Call	CCC+	1,558,403

160	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A, 4.400%, 7/01/25	No Opt. Call	BB+	169,387

	Hugo, Minnesota, Charter School Lease Revenue Bonds, Noble Academy Project, Series 2014A:
270	4.000%, 7/01/19	No Opt. Call	BB+	275,689
300	4.000%, 7/01/20	No Opt. Call	BB+	308,589
500	4.000%, 7/01/23	No Opt. Call	BB+	513,960
420	4.000%, 7/01/24	No Opt. Call	BB+	429,723
500	5.000%, 7/01/29	7/24 at 100.00	BB+	527,800

2,460	International Falls, Minnesota, Pollution Control Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1997, 5.650%, 12/01/22	12/17 at 100.00	N/R	2,463,911

550	International Falls, Minnesota, Solid Waste Disposal Revenue Bonds, Boise Cascade Corporation Project, Refunding Series 1999, 6.850%, 12/01/29 (Alternative Minimum Tax)	12/17 at 100.00	B3	552,855

NUVEEN	179

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$1,880	Lake Crystal, Minnesota, Housing and Health Care Revenue Bonds, Ecumen Second Century & Owatonna Senior Living Project, Refunding Series 2014A, 4.500%, 9/01/44 (Mandatory put 9/01/24)	9/18 at 100.00	N/R	$1,910,531

2,090	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series 2016A, 4.000%, 7/01/26	7/24 at 102.00	N/R	2,144,298

585	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Spero Academy Project, Series 2017A, 5.500%, 7/01/27	No Opt. Call	N/R	586,697

550	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Yinghua Academy Project, Series 2013A, 5.000%, 7/01/23	No Opt. Call	BB	583,215

	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Village at St. Anthony Falls Project, Refunding Series 2015:
500	4.000%, 3/01/22	No Opt. Call	N/R	511,900
335	4.000%, 3/01/24	3/23 at 100.00	N/R	337,184
325	4.000%, 3/01/27	3/23 at 100.00	N/R	324,084

1,180	Otsego, Minnesota, Charter School Lease Revenue Bonds, Kaleidoscope Charter School Project, Series 2014A, 4.150%, 9/01/24	No Opt. Call	BB+	1,215,046

2,285	Owatonna, Minnesota, Housing and Health Care Revenue Bonds, Ecumen Second Century & Owatonna Senior Living Project, Refunding Series 2014B, 4.500%, 9/01/44 (Mandatory put 9/01/24)	9/18 at 100.00	N/R	2,288,725

1,130	Ramsey, Anoka County, Minnesota, Lease Revenue Bonds, PACT Charter School Project, Refunding Series 2013A, 5.000%, 12/01/23	12/21 at 100.00	BBB–	1,197,913

7,995	Rice County, Minnesota Educational Facility Revenue Bonds, Shattuck ? Saint Mary’s School Project, Series 2015, 5.000%, 8/01/22	No Opt. Call	BB	8,465,746

1,000	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 3.750%, 4/01/26	No Opt. Call	CCC–	779,050

4,580	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community School of Excellence, Series 2016A, 5.000%, 7/01/28	7/26 at 100.00	N/R	4,519,727

250	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Great River School Project, Series 2017A, 4.750%, 7/01/29	7/27 at 100.00	N/R	253,888

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong Education Reform Company, Series 2012A, 5.000%, 9/01/27	9/20 at 101.00	BB+	1,024,230

	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Hope Community Academy Project, Series 2015A:
1,190	4.000%, 12/01/24	No Opt. Call	BBB–	1,249,762
700	4.500%, 12/01/29	12/24 at 100.00	BBB–	742,665

	Savage, Minnesota Charter School Lease Revenue Bonds, Aspen Academy Project, Series 2016A:
345	3.625%, 10/01/21	No Opt. Call	N/R	342,126
1,425	4.000%, 10/01/26	No Opt. Call	N/R	1,403,810
1,115	4.750%, 10/01/31	10/26 at 100.00	N/R	1,124,756

4,260	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A, 5.000%, 11/15/24 (ETM)	No Opt. Call	A+ (6)	5,170,021

4,825	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A, 5.000%, 11/15/26 (Pre-refunded 11/15/20)	11/20 at 100.00	A+ (6)	5,397,583

205	Winona Port Authority, Minnesota, Charter School Lease Revenue Bonds, Bluffview Montessori School Project, Refunding Series 2016, 3.750%, 6/01/26	6/24 at 100.00	N/R	198,344

180	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	Woodbury Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Saint Therese of Woodbury, Series 2014:
$200	4.000%, 12/01/23	No Opt. Call	N/R	$204,728
400	4.000%, 12/01/24	No Opt. Call	N/R	408,092
53,490	Total Minnesota			55,531,786

	Mississippi – 0.1%

3,946	Mississippi Home Corp Multi-Family Housing Revenue Bonds, Cambridge Park Apartments, Pass Through Credit Custodial Receipts, Deutsche Trust for DTC Settlement, 5.750%, 12/01/47 (Mandatory put 3/01/19) (Alternative Minimum Tax)	3/18 at 100.00	N/R	3,917,170

	Missouri – 1.1%

	Branson Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Branson Shoppes Redevelopment Project, Refunding Series 2017A:
650	4.000%, 11/01/26	11/25 at 100.00	N/R	653,107
1,000	4.000%, 11/01/27	11/25 at 100.00	N/R	995,040

790	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	BBB–	912,782

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2017A:
875	5.000%, 3/01/27	No Opt. Call	BBB–	1,015,648
1,400	5.000%, 3/01/28	3/27 at 100.00	BBB–	1,611,988
700	5.000%, 3/01/30	3/27 at 100.00	BBB–	797,006
200	5.000%, 3/01/31	3/27 at 100.00	BBB–	226,126

7,175	Independence Thirty-Ninth Street Transportation Development District, Missouri, Revenue Bonds, Road Improvement Project, Refunding Series 2008, 6.875%, 9/01/32	9/18 at 100.00	N/R	7,355,882

	Kansas City Industrial Development Authority, Missouri, Special Obligation Revenue Bonds, Plaza Library Project, Refunding Series 2014:
1,125	3.375%, 3/01/20	No Opt. Call	N/R	1,150,909
1,150	3.750%, 3/01/21	No Opt. Call	N/R	1,196,897

455	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	12/17 at 100.00	N/R	447,174

	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A:
1,000	5.000%, 5/15/25	No Opt. Call	BB	1,091,220
1,075	5.000%, 5/15/26	No Opt. Call	BB	1,167,439
1,080	5.000%, 5/15/27	No Opt. Call	BB	1,168,236
1,150	5.250%, 5/15/28	5/27 at 100.00	BB	1,257,146
2,645	5.250%, 5/15/31	5/27 at 100.00	BB	2,836,948

1,555	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A, 5.125%, 6/01/25	No Opt. Call	N/R	1,561,935

	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Centerpoint Project, Refunding Series 2016B:
1,465	5.000%, 4/01/24	No Opt. Call	A–	1,700,338
1,535	5.000%, 4/01/25	No Opt. Call	A–	1,792,189

1,340	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitt’s Point Transportation Development District, Series 2006, 5.000%, 5/01/23	12/17 at 100.00	N/R	1,339,290

NUVEEN	181

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,895	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015, 5.000%, 5/01/30	5/21 at 100.00	N/R	$1,935,894

	Raymore, Missouri, Tax Increment Revenue Bonds, Raymore Galleria Project, Refunding & Improvement Series 2014A:
660	4.000%, 5/01/20	No Opt. Call	N/R	677,081
1,135	5.000%, 5/01/24	5/23 at 100.00	N/R	1,180,003

	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016:
895	5.000%, 11/15/27	11/25 at 100.00	N/R	954,222
990	5.000%, 11/15/29	11/25 at 100.00	N/R	1,046,895
1,095	5.000%, 11/15/31	11/25 at 100.00	N/R	1,148,589

1,150	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.250%, 6/15/25	6/18 at 100.00	N/R	1,153,013

365	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.375%, 11/01/23	12/17 at 100.00	N/R	365,639

150	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A, 5.375%, 9/01/21 (Pre-refunded 11/22/17)	11/17 at 100.00	BBB– (6)	150,264

1,250	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew’s Resources for Seniors, Series 2015A, 5.000%, 12/01/25	No Opt. Call	N/R	1,327,675

625	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	BBB–	717,075
38,575	Total Missouri			40,933,650

	Montana – 0.1%

	Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran Corporation, Series 2017A:
1,000	5.000%, 5/15/27	5/25 at 102.00	N/R	1,077,470
1,180	5.250%, 5/15/30	5/25 at 102.00	N/R	1,270,353
435	5.250%, 5/15/32	5/25 at 102.00	N/R	462,340
2,615	Total Montana			2,810,163

	Nebraska – 0.0%

	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A:
165	5.250%, 12/01/18	No Opt. Call	BBB+	172,971
150	5.250%, 12/01/19	No Opt. Call	BBB+	162,479
815	5.250%, 12/01/21	No Opt. Call	BBB+	926,451
1,130	Total Nebraska			1,261,901

	Nevada – 0.7%

	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 142 Mountain’s Edge, Refunding 2012:
755	5.000%, 8/01/21	No Opt. Call	BBB	794,705
1,460	4.000%, 8/01/22	No Opt. Call	BBB	1,483,068
2,045	4.000%, 8/01/23	8/22 at 100.00	BBB	2,076,309

705	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 151 Summerlin-Mesa, Refunding Series 2015, 4.500%, 8/01/24	No Opt. Call	N/R	750,966

1,340	Clark County, Nevada, Local Improvement Bonds, Special Improvement District 159 Summerlin Village 16A, Series 2015, 5.000%, 8/01/28	8/25 at 100.00	N/R	1,417,318

182	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Nevada (continued)

$1,800	Director of the State of Nevada Department of Business and Industry, Charter School Lease Revenue Bonds, Somerset Academy, Series 2015, 4.000%, 12/15/25	No Opt. Call	BB	$1,852,002

1,615	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-12, Lake Las Vegas NorthShore, Refunding Series 2013, 4.000%, 8/01/18	No Opt. Call	N/R	1,636,689

	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
1,565	4.000%, 9/01/32	9/26 at 100.00	N/R	1,545,031
675	4.000%, 9/01/35	9/26 at 100.00	N/R	650,761

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 808 & 810 Summerlin Village 23B, Refunding Series 2014:
485	4.000%, 6/01/21	No Opt. Call	N/R	495,185
620	5.000%, 6/01/23	No Opt. Call	N/R	653,697
580	5.000%, 6/01/24	No Opt. Call	N/R	609,307
480	5.000%, 6/01/25	6/24 at 100.00	N/R	497,424

	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015:
500	5.000%, 12/01/26	12/25 at 100.00	N/R	537,060
1,570	5.000%, 12/01/28	12/25 at 100.00	N/R	1,658,265

335	Nevada State Director of the Department of Business and Industry, Charter School Revenue Bonds, Doral Academy of Nevada, Series 2017A, 5.000%, 7/15/27	7/25 at 100.00	BB+	362,587

300	Overton Power District 5, Nevada, Special Obligation Revenue Bonds, Series 2008, 8.000%, 12/01/38 (Pre-refunded 12/01/18)	12/18 at 100.00	Baa1 (6)	324,522

4,000	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Senior Lien, Refunding Series 2007B, 5.000%, 6/01/27	12/17 at 100.00	B	4,002,640

2,210	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	12/17 at 100.00	N/R	2,210,066

	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
100	6.500%, 6/15/20	6/18 at 100.00	Ba3	101,886
250	6.750%, 6/15/28	6/18 at 100.00	Ba3	254,560
23,390	Total Nevada			23,914,048

	New Hampshire – 0.0%

900	Manchester Housing and Redevelopment Authority, New Hampshire, Revenue Bonds, Series 2000B, 0.000%, 1/01/19 – ACA Insured	No Opt. Call	Caa1	858,663

	New Jersey – 7.4%

4,000	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	4,021,160

2,470	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A, 5.000%, 2/15/31	2/24 at 100.00	BBB+	2,745,652

3,960	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)	No Opt. Call	Ba1	4,334,220

670	New Jersey Building Authority, State Building Revenue Bonds, Refunding Series 2016A, 4.000%, 6/15/30	6/26 at 100.00	BBB+	688,713

NUVEEN	183

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$445	New Jersey Building Authority, State Building Revenue Bonds, Refunding Series 2016A, 4.000%, 6/15/30 (Pre-refunded 6/15/26)	6/26 at 100.00	Baa1 (6)	$515,435

330	New Jersey Economic Development Authority, Charter School Revenue Bonds, Greater Brunswick Charter School, Series 2014A, 4.750%, 8/01/24	No Opt. Call	B+	326,944

	New Jersey Economic Development Authority, Charter School Revenue Bonds, Teaneck Community Charter School, Series 2017A:
140	3.500%, 9/01/22 (WI/DD, Settling 10/02/17)	No Opt. Call	BB	139,924
210	4.250%, 9/01/27 (WI/DD, Settling 10/02/17)	No Opt. Call	BB	210,359

830	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012, 5.000%, 6/15/29	6/22 at 100.00	BBB+	891,536

	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014:
905	3.625%, 1/01/19	No Opt. Call	N/R	914,403
1,000	4.375%, 1/01/24	No Opt. Call	N/R	1,044,730

1,120	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.000%, 1/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	1,269,453

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A:
9,000	4.000%, 7/01/32	7/27 at 100.00	Baa2	9,063,990
5,775	5.000%, 7/01/33	7/27 at 100.00	Baa2	6,340,142

650	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan Properties LLC – Rowan University Student Housing Project, Series 2015A, 5.000%, 1/01/25	No Opt. Call	BBB–	736,431

1,315	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 4.000%, 7/01/22	No Opt. Call	BBB–	1,396,228

	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A:
780	4.000%, 7/01/20	No Opt. Call	BBB–	812,854
2,460	4.000%, 7/01/24	No Opt. Call	BBB–	2,621,770

425	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	447,644

5,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2013NN, 5.000%, 3/01/25	3/23 at 100.00	BBB+	5,488,300

	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2015XX:
5,000	5.000%, 6/15/21	No Opt. Call	BBB+	5,488,100
5,000	5.000%, 6/15/22	No Opt. Call	BBB+	5,546,600
6,900	5.000%, 6/15/25	No Opt. Call	BBB+	7,801,071
10,000	5.000%, 6/15/26	6/25 at 100.00	BBB+	11,203,200

	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Tender Option Bond Trust 2016-XF2340:
250	3.757%, 9/01/25 (IF) (5)	3/25 at 100.00	BBB+	220,170
1,000	4.836%, 9/01/27 (IF) (5)	3/23 at 100.00	BBB+	900,760

100	New Jersey Economic Development Authority, School Revenue Bonds, Leap Academy University Charter School Inc. Project Series 2014A, 5.125%, 10/01/24	No Opt. Call	BB–	103,811

4,740	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Refunding Series 2012, 5.750%, 9/15/27 (Alternative Minimum Tax)	9/22 at 100.00	BB–	5,260,499

184	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$530	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1998, 5.500%, 4/01/28 (Alternative Minimum Tax)	12/17 at 100.00	BB–	$531,590

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
820	4.875%, 9/15/19 (Alternative Minimum Tax)	No Opt. Call	BB–	847,322
7,720	5.125%, 9/15/23 (Alternative Minimum Tax)	3/18 at 100.00	BB–	8,498,099
8,000	5.250%, 9/15/29 (Alternative Minimum Tax)	8/22 at 101.00	BB–	8,793,920

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B:
425	5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB–	485,818
1,250	5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB–	1,428,875

5,000	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/25	No Opt. Call	BBB+	5,660,850

	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
3,335	5.000%, 7/01/20	No Opt. Call	BB+	3,552,309
525	5.000%, 7/01/21	No Opt. Call	BB+	566,748
6,750	6.000%, 7/01/26	7/21 at 100.00	BB+	7,321,320

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Refunding Series 2016:
1,050	5.000%, 7/01/26	No Opt. Call	BBB–	1,214,567
1,170	5.000%, 7/01/28	7/26 at 100.00	BBB–	1,333,976

2,490	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2009A, 5.750%, 10/01/31	10/19 at 100.00	BBB+	2,660,465

	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1:
2,515	5.000%, 6/15/27	6/26 at 100.00	Baa1	2,844,264
9,410	5.000%, 6/15/28	6/26 at 100.00	Baa1	10,565,924
2,525	5.000%, 6/15/29	6/26 at 100.00	Baa1	2,818,658

11,885	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Libor Index Series 2017D-1, 1.568%, 1/01/24 (WI/DD, Settling 10/26/17) (3-Month LIBOR*70% reference rate + 0.70% spread) (14)	No Opt. Call	A2	11,884,643

14,900	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	16,159,050

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
1,521	4.500%, 6/01/23	11/17 at 100.00	Baa2	1,522,445
21,090	4.625%, 6/01/26	11/17 at 100.00	Ba3	21,110,036
40,265	5.000%, 6/01/29	11/17 at 100.00	B2	40,267,013
39,615	4.750%, 6/01/34	11/17 at 100.00	B3	38,724,455
257,266	Total New Jersey			269,326,446

	New Mexico – 0.3%

1,760	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Valencia Retirement Apartments Project, Series 2001A, 5.450%, 6/01/34 – AMBAC Insured (Alternative Minimum Tax)	12/17 at 100.00	N/R	1,761,056

NUVEEN	185

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Mexico (continued)

	Boulders Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2015:
$125	4.000%, 10/01/20	No Opt. Call	N/R	$125,485
240	4.875%, 10/01/25	No Opt. Call	N/R	242,376

1,355	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Refunding Series 2010A, 5.200%, 6/01/40 (Mandatory put 6/01/20)	No Opt. Call	Baa2	1,474,945

480	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 5.750%, 10/01/23	No Opt. Call	N/R	510,749

2,335	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, FHA/HFA Risk Sharing Program: Sandpiper Apartments Project, Series 2002A, 6.050%, 7/01/28 (Alternative Minimum Tax)	12/17 at 100.00	AA–	2,341,048

950	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 5.750%, 10/01/23	No Opt. Call	N/R	997,054

1,985	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2015, 5.250%, 5/01/25	5/20 at 103.00	N/R	2,004,036
9,230	Total New Mexico			9,456,749

	New York – 4.2%

180	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 5.000%, 7/01/28	7/25 at 100.00	BBB+	204,939

1,000	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Charter School for Applied Technologies, Series 2017A, 4.500%, 6/01/27	6/24 at 103.00	BBB–	1,084,830

55	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Enterprise Charter School Project, Series 2011A, 6.000%, 12/01/19	No Opt. Call	B+	56,035

	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014:
805	5.000%, 11/01/21	No Opt. Call	BB	861,374
845	5.000%, 11/01/22	No Opt. Call	BB	912,583

3,000	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds, Pratt Paper NY, Inc. Project, Series 2014, 4.500%, 1/01/25 (Alternative Minimum Tax)	No Opt. Call	N/R	3,251,430

	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A:
715	5.000%, 5/01/23	No Opt. Call	BBB–	807,678
3,745	5.000%, 5/01/24	5/23 at 100.00	BBB–	4,209,642
2,830	5.000%, 5/01/26	5/23 at 100.00	BBB–	3,149,960
1,815	5.000%, 5/01/27	5/23 at 100.00	BBB–	2,015,249

	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A:
5	4.000%, 5/01/22 (ETM)	No Opt. Call	N/R (6)	5,544
15	5.000%, 5/01/23 (ETM)	No Opt. Call	N/R (6)	17,678

	Dormitory Authority of the State of New York, Insured Revenue Bonds, Pace University, Series 2013A:
85	5.000%, 5/01/24 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R (6)	100,476
65	5.000%, 5/01/26 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R (6)	76,835
20	5.000%, 5/01/27 (Pre-refunded 5/01/23)	5/23 at 100.00	N/R (6)	23,641

186	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$8,250	Dormitory Authority of the State of New York, Orange Regional Medical Center Obligated Group Revenue Bonds, Series 2008, 6.500%, 12/01/21 (Pre-refunded 12/01/18)	12/18 at 100.00	BB+ (6)	$8,673,143

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015:
300	5.000%, 12/01/26	6/25 at 100.00	BB+	340,119
1,200	5.000%, 12/01/28	6/25 at 100.00	BB+	1,343,760

	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017:
4,000	5.000%, 12/01/26	No Opt. Call	BB+	4,605,120
1,800	5.000%, 12/01/28	6/27 at 100.00	BB+	2,046,078
2,500	5.000%, 12/01/31	6/27 at 100.00	BB+	2,796,625

	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A:
5,320	5.000%, 12/01/21	No Opt. Call	BB–	5,620,686
6,470	5.000%, 12/01/26	No Opt. Call	BB–	6,865,317

1,000	Genesee County Industrial Development Agency, New York, Civic Facility Revenue Bonds, United Memorial Medical Center Project, Series 2007, 5.000%, 12/01/32	12/17 at 100.00	N/R	1,000,740

1,695	Green Island Power Authority, New York, Power System Revenue Bonds, Subordinate Series 2000, 6.000%, 12/15/25 (Alternative Minimum Tax)	12/17 at 100.00	Ba1	1,706,950

1,000	Hempstead Town Local Development Corporation, New York, Education Revenue Bonds, The Academy Charter School Project, Series 2017A, 5.890%, 2/01/32	2/27 at 100.00	N/R	1,002,750

400	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014B, 5.000%, 7/01/29	7/24 at 100.00	Baa1	455,392

5,520	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	12/17 at 100.00	B–	5,519,558

	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A:
335	5.000%, 7/01/26	7/25 at 100.00	BBB	385,923
210	5.000%, 7/01/27	7/25 at 100.00	BBB	240,662
375	5.000%, 7/01/28	7/25 at 100.00	BBB	427,234

2,000	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/39 – AMBAC Insured	12/17 at 100.00	Baa3	2,029,940

7,000	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006, 2.608%, 3/01/26 – FGIC Insured	No Opt. Call	BBB	6,856,990

5,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	5,458,450

7,465	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014, 5.150%, 11/15/34	11/24 at 100.00	N/R	8,206,125

4,975	New York State Energy Research and Development Authority, Facilities Revenue Refunding Bonds, Consolidated Edison Company Inc., Series 1999A-3, 1.383%, 5/01/34 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A–	4,639,188

25,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Niagara Mohawk Power Corporation, Variable Rate Demand Obligations, Series 2004A, 3.093%, 7/01/29 – SYNCORA GTY Insured	No Opt. Call	A	25,250,000

7,000	New York State Environmental Facilities Corporation, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2014R-2, 3.125%, 12/01/44 (Mandatory put 6/01/26) (Alternative Minimum Tax)	No Opt. Call	CCC+	6,139,420

NUVEEN	187

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
$10,785	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	$11,577,482
8,485	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	9,075,980

	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
4,500	4.000%, 7/01/31 (Alternative Minimum Tax)	7/24 at 100.00	Baa3	4,761,855
2,500	4.000%, 7/01/33 (Alternative Minimum Tax)	7/24 at 100.00	Baa3	2,610,325

1,000	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2014A, 5.000%, 7/01/19 (ETM)	No Opt. Call	N/R (6)	1,046,520

1,250	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2014A, 4.625%, 7/01/22 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (6)	1,327,288

75	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	12/17 at 100.00	BBB+	77,438

100	Suffolk Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2008A, 5.000%, 6/01/18	No Opt. Call	N/R	100,067

	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B:
1,400	5.000%, 6/01/23	No Opt. Call	BBB	1,546,524
850	5.000%, 6/01/24	No Opt. Call	BBB	942,310
1,600	5.000%, 6/01/25	No Opt. Call	BBB	1,762,448

	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester Medical Center Obligated Group Project, Refunding Series 2016:
685	5.000%, 11/01/27	11/25 at 100.00	BBB	792,127
830	5.000%, 11/01/28	11/25 at 100.00	BBB	953,653
148,055	Total New York			154,962,081

	North Carolina – 0.0%

855	Mooresville, North Carolina, Special Assessment Revenue Bonds, Series 2015, 4.375%, 3/01/25	No Opt. Call	N/R	860,096

500	Northern Hospital District Surry County, North Carolina, Health Care Facilities Revenue Bonds, Series 2008, 6.250%, 10/01/38 (Pre-refunded 4/01/18)	4/18 at 100.00	Baa3 (6)	513,500
1,355	Total North Carolina			1,373,596

	North Dakota – 0.1%

490	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/22 (ETM)	No Opt. Call	N/R (6)	569,042

	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
500	5.000%, 7/01/22 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (6)	567,780
165	5.000%, 7/01/23 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (6)	187,367
1,200	5.000%, 7/01/24 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (6)	1,362,672
1,070	5.000%, 7/01/25 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (6)	1,215,049
1,460	5.000%, 7/01/26 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (6)	1,657,918
4,885	Total North Dakota			5,559,828

188	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio – 5.9%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$13,535	5.375%, 6/01/24	11/17 at 100.00	Caa1	$13,195,948
18,570	5.125%, 6/01/24	11/17 at 100.00	Caa1	17,651,528
33,715	5.875%, 6/01/30	11/17 at 100.00	Caa1	32,791,209
25,005	5.750%, 6/01/34	11/17 at 100.00	Caa1	24,206,340

	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C:
2,250	5.000%, 12/01/24	12/22 at 100.00	N/R	2,254,005
2,170	5.750%, 12/01/34	12/22 at 100.00	N/R	2,174,600

400	Butler County Port Authority, Ohio, Revenue Bonds, StoryPoint Fairfield Project, Senior Series 2017A-1, 6.250%, 1/15/34	1/24 at 104.00	N/R	414,784

	Franklin County, Ohio, Health Care Facilities Revenue Bonds, Friendship Village of Dublin, Ohio, Inc., Refunding &Improvement Series 2014:
150	5.000%, 11/15/23	No Opt. Call	BBB+	173,162
205	5.000%, 11/15/24	No Opt. Call	BBB+	239,395
200	5.000%, 11/15/25	11/24 at 100.00	BBB+	230,868
500	5.000%, 11/15/26	11/24 at 100.00	BBB+	571,705

	Hamilton County, Ohio, Healthcare Facilities Revenue Bonds, Christ Hospital Project, Series 2012:
1,650	5.000%, 6/01/21	No Opt. Call	A–	1,852,934
5,000	5.250%, 6/01/26	6/22 at 100.00	A–	5,701,700

370	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A, 5.000%, 12/01/22	12/17 at 100.00	N/R	364,761

2,025	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2014A, 5.375%, 12/01/23	6/23 at 100.00	N/R	2,123,759

1,500	Licking County, Ohio, Health Care Facilities Revenue Bonds, Kendal at Granville Obligated Group, Refunding Series 2015A, 5.100%, 7/01/25	No Opt. Call	N/R	1,580,355

170	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.000%, 4/01/20	No Opt. Call	BBB–	179,192

1,685	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2009B, 5.250%, 5/01/29	11/23 at 100.00	BBB+	1,859,785

905	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2009B, 5.250%, 5/01/29 (Pre-refunded 11/12/23)	11/23 at 100.00	N/R (6)	1,078,389

	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013:
1,250	5.000%, 2/15/20	No Opt. Call	Ba2	1,322,075
1,725	5.000%, 2/15/21	No Opt. Call	Ba2	1,851,839
2,250	5.000%, 2/15/27	2/23 at 100.00	Ba2	2,424,353

2,000	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009B, 5.800%, 12/01/38	12/19 at 100.00	A–	2,154,520

1,180	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20	No Opt. Call	C	539,850

5,750	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/18	No Opt. Call	CCC+	5,713,775

NUVEEN	189

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$19,775	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29 (Mandatory put 9/15/21)	No Opt. Call	CCC+	$19,452,272

17,435	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	C	7,976,513

2,065	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (Mandatory put 7/02/18)	No Opt. Call	C	944,738

3,100	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010B, 3.750%, 6/01/33 (Mandatory put 6/01/20)	No Opt. Call	C	1,418,250

215	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005B, 3.125%, 1/01/34 (Mandatory put 7/01/18)	No Opt. Call	C	98,363

1,500	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33 (Mandatory put 6/01/20)	No Opt. Call	C	686,250

1,500	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20)	No Opt. Call	C	686,250

3,540	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	C	1,619,550

1,115	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory put 6/01/22)	No Opt. Call	CCC+	1,096,826

8,780	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	Ba1	9,086,246

9,985	Ohio Air Quality Development Authority, Revenue Refunding Bonds, AK Steel Holding Corporation, Series 2012A, 6.750%, 6/01/24 (Alternative Minimum Tax)	2/22 at 100.00	B–	10,420,546

9,250	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1998, 5.650%, 3/01/33 (Alternative Minimum Tax)	12/17 at 100.00	B1	9,263,690

265	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.050%, 8/01/34 (Alternative Minimum Tax)	12/17 at 100.00	B1	265,480

1,725	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29	11/21 at 100.00	Caa1	1,792,948

8,500	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21)	No Opt. Call	C	3,888,750

8,680	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 4.000%, 12/01/33 (Mandatory put 6/03/19)	No Opt. Call	C	3,971,100

2,275	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20)	No Opt. Call	C	1,040,813

190	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$1,875	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	C	$857,813

500	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010C, 4.000%, 6/01/33 (Mandatory put 6/03/19)	No Opt. Call	C	228,750

250	Seneca County, Ohio, Health Care Facilities Revenue Bonds, VOA Care Rehabilitation Centers, Inc., Series 2014A, 5.625%, 7/01/25	7/24 at 100.00	N/R	260,883

	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Improvement Series 2015:
300	5.000%, 12/01/23	No Opt. Call	BB	324,960
595	5.000%, 12/01/24	No Opt. Call	BB	645,028
415	5.000%, 12/01/25	12/24 at 100.00	BB	446,345
850	5.500%, 12/01/29	12/24 at 100.00	BB	920,550

2,010	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	2/18 at 100.00	B1	2,013,417

	Toledo-Lucas County Port Authority, Ohio, Student Housing Revenue Bonds, CHF-Toledo, L.L.C. – The University of Toledo Project, Series 2014A:
1,485	5.000%, 7/01/24	No Opt. Call	BBB–	1,671,130
2,250	5.000%, 7/01/29	7/24 at 100.00	BBB–	2,449,958

9,065	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 5.375%, 3/01/27	3/25 at 100.00	N/R	9,505,106
243,460	Total Ohio			215,683,356

	Oklahoma – 0.9%

2,950	Arbuckle Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2008, 7.250%, 1/01/38	1/18 at 102.00	N/R	3,023,780

	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc. Project, Refunding Series 2017:
500	5.000%, 11/15/26	11/25 at 102.00	BBB–	578,510
600	5.000%, 11/15/28	11/25 at 102.00	BBB–	685,488
400	5.000%, 11/15/29	11/25 at 102.00	BBB–	454,480
1,780	5.000%, 11/15/30	11/25 at 102.00	BBB–	2,014,070
730	5.000%, 11/15/32	11/25 at 102.00	BBB–	818,965

4,875	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2001B, 5.500%, 12/01/35 (Alternative Minimum Tax)	6/23 at 100.00	N/R	5,228,486

17,875	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Refunding Series 2015, 5.000%, 6/01/35 (Mandatory put 6/01/25) (Alternative Minimum Tax)	6/25 at 100.00	BB–	19,342,001
29,710	Total Oklahoma			32,145,780

	Oregon – 0.1%

280	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A, 5.000%, 10/01/19	No Opt. Call	N/R	291,721

840	Oregon Facilities Authority, Revenue Bonds, College Housing Northwest Projects, Refunding Series 2013, 4.000%, 10/01/21	No Opt. Call	BBB–	882,176

430	Oregon Facilities Authority, Revenue Bonds, Redmond Proficiency Academy Project, Series 2016A, 4.500%, 6/15/28	6/25 at 100.00	N/R	433,883

NUVEEN	191

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon (continued)

$1,035	Oregon Facilities Authority, Revenue Bonds, Trillium Charter School Project, Refunding Series 2007A, 6.875%, 11/01/27	11/17 at 102.00	N/R	$1,057,263

550	Polk County Hospital Facility Authority, Oregon, Revenue Bonds, Dallas Retirement Village Project, Series 2015A, 5.000%, 7/01/25	No Opt. Call	N/R	569,619

405	Port of Saint Helens, Oregon, Pollution Control Revenue Bonds, Boise Cascade Project, Series 1997, 5.650%, 12/01/27	12/17 at 100.00	N/R	406,162
3,540	Total Oregon			3,640,824

	Pennsylvania – 5.8%

	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
10,500	6.750%, 11/01/24	11/19 at 100.00	Caa1	10,918,320
1,350	6.875%, 5/01/30	11/19 at 100.00	Caa1	1,383,129

5,045	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.750%, 12/01/27	12/21 at 100.00	Caa1	5,306,079

400	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 6.000%, 10/15/38 (Pre-refunded 10/15/18)	10/18 at 100.00	Baa3 (6)	421,152

100	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, West Penn Allegheny Health System, Series 2007A, 5.000%, 11/15/17 (ETM)	No Opt. Call	N/R (6)	100,466

680	Allegheny County Industrial Development Authority, Pennsylvania, , Charter School Revenue Bonds, Propel Charter School-Sunrise, Series 2013, 5.250%, 7/15/23	No Opt. Call	BB+	716,700

10,040	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	12/17 at 100.00	N/R	9,876,549

2,000	Allentown Commercial and Industrial Development Authority, Pennsylvania, Revenue Bonds, Executive Education Academy Charter School, Series 2017, 5.875%, 7/01/32	7/24 at 100.00	N/R	2,002,000

	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Refunding Project, Series 2017:
3,750	5.000%, 5/01/27	No Opt. Call	Ba1	4,303,500
2,325	5.000%, 5/01/32	5/27 at 100.00	Ba1	2,582,122

2,000	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/32	5/22 at 100.00	Baa2	2,129,600

2,500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (Mandatory put 7/01/21)	No Opt. Call	C	1,143,750

4,225	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory put 4/01/21)	No Opt. Call	CCC+	4,156,175

7,930	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41 (Mandatory put 6/01/20)	No Opt. Call	C	3,627,975

10,440	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory put 6/01/20)	No Opt. Call	C	4,776,300

192	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$3,570	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	C	$1,633,275

3,210	Bucks County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, U.S. Steel Corporation, Refunding Series 2011, 6.750%, 6/01/26	12/21 at 100.00	Caa1	3,397,111

3,130	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane Charter School Project, Series 2016, 5.000%, 3/15/26	No Opt. Call	BBB–	3,534,803

2,890	Butler County Industrial Development Authority, Pennsylvania, Revenue Refunding Bonds, AK Steel Corporation Project, Series 2012-A, 6.250%, 6/01/20 (Alternative Minimum Tax)	No Opt. Call	B–	2,971,296

	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2015A:
905	5.000%, 12/01/21	No Opt. Call	N/R	961,952
295	5.000%, 12/01/30	12/25 at 100.00	N/R	303,806

1,755	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2017A, 4.000%, 12/15/27	No Opt. Call	BBB–	1,834,326

1,975	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Charter School Project, Series 2012A, 5.000%, 10/15/22	No Opt. Call	BB+	2,081,907

1,500	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Collegium Charter School Project, Series 2017A, 5.000%, 10/15/27	4/27 at 100.00	BB+	1,597,170

805	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Renaissance Academy Charter School Project, Series 2014, 3.750%, 10/01/24	No Opt. Call	BBB–	833,103

1,000	Clarion County Industrial Development Authority, Pennsylvania, Revenue Bonds, Clarion University Foundation Inc. Student Housing Project at Clarion University, Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	Baa3	1,063,500

	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014:
655	5.000%, 5/01/23	No Opt. Call	Baa3	735,179
500	5.000%, 5/01/24	No Opt. Call	Baa3	566,075

7,620	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2007C, 0.808%, 6/01/27 (3-Month LIBOR*67% reference rate + 0.65% spread) (14)	No Opt. Call	A+	6,854,723

150	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2008A, 5.000%, 7/01/21 (Pre-refunded 7/01/18)	7/18 at 100.00	A3 (6)	154,584

515	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/22	No Opt. Call	BBB	568,730

270	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc. – Student Housing Project at Millersville University, Series 2013, 4.000%, 7/01/19	No Opt. Call	BBB–	278,980

	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc. – Student Housing Project at Millersville University, Series 2014:
790	5.000%, 7/01/20	No Opt. Call	BBB–	851,004
870	5.000%, 7/01/22	No Opt. Call	BBB–	973,130
405	5.000%, 7/01/24	No Opt. Call	BBB–	461,619
1,000	5.000%, 7/01/29	7/24 at 100.00	BBB–	1,101,510

1,000	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne’s Retirement Community, Inc., Series 2012, 5.000%, 4/01/27	4/22 at 100.00	BB+	1,037,620

NUVEEN	193

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013:
$1,000	5.000%, 5/01/20	No Opt. Call	BBB	$1,062,450
1,000	5.000%, 5/01/22	No Opt. Call	BBB	1,095,170

3,312	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33	7/24 at 100.00	N/R	3,423,681

	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Holy Redeemer Health System Inc., Refunding Series 2014A:
1,165	5.000%, 10/01/24	No Opt. Call	Baa3	1,351,505
1,200	5.000%, 10/01/25	10/24 at 100.00	Baa3	1,379,640
2,030	5.000%, 10/01/26	10/24 at 100.00	Baa3	2,304,355

1,000	Montgomery County Industrial Development Authority, Pennsylvania, Mortgage Revenue Bonds, Whitemarsh Continuing Care Retirement Community Project, Series 2008, 7.000%, 2/01/36 (Pre-refunded 2/01/18)	2/18 at 100.00	N/R (6)	1,020,390

1,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Whitemarsh Continuing Care Retirement Community Project, Series 2015, 5.000%, 1/01/30	1/25 at 100.00	N/R	1,016,350

1,925	Northampton County Industrial Development Authority, Pennsylvania, Tax Increment Financing Revenue Bonds, Route 33 Project, Series 2013, 7.000%, 7/01/32	7/23 at 100.00	N/R	2,246,032

635	Northeastern Pennsylvania Hospital and Education Authority, University Revenue Bonds, Wilkes University Project, Refunding Series 2016A, 5.000%, 3/01/27	3/26 at 100.00	BBB	735,305

8,585	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, First Energy Guarantor., Series 2005A, 3.750%, 12/01/40 (Mandatory put 7/01/20)	No Opt. Call	C	3,927,638

11,900	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009B, 5.000%, 12/01/38 (Mandatory put 9/01/20)	No Opt. Call	B+	11,847,521

44,695	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009C, 5.000%, 12/01/37 (Mandatory put 9/01/20)	No Opt. Call	B+	44,497,895

3,240	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (6)	3,515,076

	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015:
350	5.000%, 6/30/24 (Alternative Minimum Tax)	No Opt. Call	BBB	408,555
750	5.000%, 12/31/26 (Alternative Minimum Tax)	6/26 at 100.00	BBB	885,563

6,050	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	12/17 at 100.00	B1	6,062,282

175	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Delaware Valley College of Science and Agriculture Project, Series 2012 LL1, 5.000%, 11/01/19	No Opt. Call	Ba1	179,562

120	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (6)	135,020

	Philadelphia Authority for Industrial Development Senior Living Facilities, Pennsylvania, Revenue Bonds, Wesley Enhanced Living Obligated Group, Series 2017A:
200	5.000%, 7/01/31	7/27 at 100.00	BB	215,508
500	5.000%, 7/01/32	7/27 at 100.00	BB	535,855

2,630	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva Esperanza, Inc. – Esperanza Academy Charter School, Series 2013, 6.375%, 1/01/23	No Opt. Call	N/R	2,822,674

194	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$70	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Ninth Series, 2010, 5.000%, 8/01/19 – AGM Insured	No Opt. Call	BBB+	$75,088

1,840	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2007A, 5.500%, 7/01/30 (Pre-refunded 11/24/17)	11/17 at 100.00	Ba1 (6)	1,843,754

7,465	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2007B, 5.500%, 7/01/26 (Pre-refunded 11/24/17)	11/17 at 100.00	Ba1 (6)	7,480,229

15,375	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012B, 6.250%, 7/01/23 (Pre-refunded 11/24/17)	11/17 at 100.00	Ba1 (6)	15,420,510

	Scranton, Lackawanna County, Pennsylvania, General Obligation Bonds, Refunding Series 2017:
2,555	5.000%, 9/01/23	No Opt. Call	BB+	2,796,499
1,745	5.000%, 9/01/24	No Opt. Call	BB+	1,913,619
405	5.000%, 9/01/25	No Opt. Call	BB+	443,771
420	5.000%, 9/01/26	No Opt. Call	BB+	460,156
440	5.000%, 9/01/27	No Opt. Call	BB+	480,630

1,000	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016, 5.000%, 11/15/32	5/24 at 100.00	BB+	1,044,050

320	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital, Series 2010, 5.000%, 7/01/20 (ETM)	No Opt. Call	N/R (6)	339,731

370	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2013, 5.000%, 12/01/20	No Opt. Call	BBB	406,660

3,205	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2007F, 1.711%, 11/15/34 (3-Month LIBOR*67% reference rate + 0.83% spread) (14)	11/17 at 100.00	AA–	2,957,734
226,767	Total Pennsylvania			213,569,678

	Rhode Island – 0.1%

	Providence Redevelopment Agency, Rhode Island, Revenue Bonds, Public Safety and Municipal Building Projects, Refunding Series 2015A:
1,500	5.000%, 4/01/23	No Opt. Call	BBB–	1,703,145
1,500	5.000%, 4/01/24	No Opt. Call	BBB–	1,724,595

1,115	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.000%, 9/01/23 (ETM)	No Opt. Call	BB– (6)	1,318,231
4,115	Total Rhode Island			4,745,971

	South Carolina – 0.4%

1,250	Greenwood County, South Carolina, Hospital Facilities Revenue Bonds, Self Regional Healthcare, Refunding Series 2012B, 5.000%, 10/01/25	4/22 at 100.00	A+	1,408,788

85	South Carolina Jobs-Economic Authority, Student Housing Revenue Bonds, Coastal Housing Foundation, LLC Project, Series 2009A, 5.500%, 4/01/20 (ETM)	No Opt. Call	N/R (6)	90,381

415	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Palmetto Scholars Academy Project, Series 2015A, 4.500%, 8/15/25	2/25 at 100.00	BB	424,134

735	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, York Preparatory Academy Project, Series 2014A, 5.750%, 11/01/23	No Opt. Call	N/R	779,409

NUVEEN	195

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

	South Carolina Jobs-Economic Development Authority, Health Facilities Revenue Bonds, The Lutheran Homes of South Carolina Inc., Series 2013:
$1,870	5.000%, 5/01/21	No Opt. Call	N/R	$1,974,496
1,170	5.000%, 5/01/22	No Opt. Call	N/R	1,241,932
1,000	5.000%, 5/01/23	No Opt. Call	N/R	1,069,280

	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2013A:
1,500	5.000%, 8/01/23	No Opt. Call	BBB+	1,724,490
400	5.250%, 8/01/24	8/23 at 100.00	BBB+	460,536

	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2016A:
540	5.000%, 12/01/27	6/26 at 100.00	A+	633,949
125	5.000%, 12/01/28	6/26 at 100.00	A+	145,585
830	5.000%, 12/01/29	6/26 at 100.00	A+	963,107

	Walnut Creek Improvement District, Lancaster County, South Carolina, Assessment Revenue Bonds, Series 2016A-1:
625	3.125%, 12/01/22	No Opt. Call	N/R	642,788
1,310	5.000%, 12/01/26	12/23 at 100.00	N/R	1,416,202
11,855	Total South Carolina			12,975,077

	South Dakota – 0.0%

160	Rapid City, South Dakota, Airport Revenue Bonds, Passenger Facility Charge Supported, Refunding Series 2011A, 5.000%, 12/01/20	12/19 at 100.00	Baa3	169,541

	Tennessee – 1.6%

1,000	Blount County Health and Educational Facilities Board, Tennessee, Revenue Refunding Bonds, Asbury, Inc., Series 2016A, 5.000%, 1/01/31	1/25 at 102.00	N/R	1,063,920

	Bristol Industrial Development Board, Tennessee, State Sales Tax Revenue Bonds, Pinnacle Project, Capital Appreciation Series 2016B:
500	0.000%, 12/01/18	No Opt. Call	N/R	479,215
1,205	0.000%, 12/01/19	No Opt. Call	N/R	1,111,456
1,180	0.000%, 12/01/20	No Opt. Call	N/R	1,038,636
775	0.000%, 12/01/21	No Opt. Call	N/R	651,380
1,000	0.000%, 12/01/22	No Opt. Call	N/R	799,300

1,500	Bristol Industrial Development Board, Tennessee, Tax Increment Revenue Bonds, Pinnacle Project, Series 2016, 5.000%, 6/01/27	6/26 at 100.00	N/R	1,552,185

	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A:
700	5.000%, 10/01/24	No Opt. Call	Baa2	816,466
1,135	5.000%, 10/01/25	10/24 at 100.00	Baa2	1,304,910

1,000	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Appalachian Christian Village Project, Refunding & Improvement Series 2013, 4.000%, 2/15/23	No Opt. Call	BB+	990,900

	Knox County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Bonds, Provision Center for Proton Therapy Project, Series 2014:
21,010	5.250%, 5/01/25	11/24 at 100.00	N/R	20,415,417
2,830	6.000%, 5/01/34	11/24 at 100.00	N/R	2,697,358

196	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

	The Health and Educational Facilities Board of the City of Franklin, Tennessee, Revenue Bonds, Provision Cares Proton Therapy Center, Nashville Project, Series 2017A:
$4,000	6.500%, 6/01/27	No Opt. Call	N/R	$4,062,640
12,635	7.125%, 6/01/32	6/27 at 100.00	N/R	12,849,290

850	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/21	No Opt. Call	BBB+	959,531

5,456	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	6,326,887

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C:
925	5.000%, 2/01/20	No Opt. Call	BBB+	997,566
40	5.000%, 2/01/24	No Opt. Call	BBB+	46,208
190	5.000%, 2/01/25	No Opt. Call	BBB+	221,662
57,931	Total Tennessee			58,384,927

	Texas – 5.7%

520	Argyle, Texas, Special Assessment Revenue Bonds, Highlands of Argyle Public Improvement District 1 Project, Series 2017, 4.250%, 9/01/27	No Opt. Call	N/R	520,822

350	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Wayside Schools, Series 2016A, 3.800%, 8/15/26	8/21 at 100.00	BB+	350,112

160	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Arlington Classics Academy, Series 2010A, 7.000%, 8/15/28	8/20 at 100.00	BB+	174,782

	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Leadership Prep School, Series 2016A:
725	4.000%, 6/15/26	6/21 at 100.00	BB	717,605
210	5.000%, 6/15/36	6/21 at 100.00	BB	211,682

	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A:
165	5.000%, 1/01/30	1/27 at 100.00	BBB+	192,943
1,800	5.000%, 1/01/31	1/27 at 100.00	BBB+	2,088,972
1,700	5.000%, 1/01/32	1/27 at 100.00	BBB+	1,962,531
985	5.000%, 1/01/33	1/27 at 100.00	BBB+	1,129,411
580	5.000%, 1/01/34	1/27 at 100.00	BBB+	662,035

	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Refunding Second Tier Series 2017B:
575	5.000%, 1/01/27	No Opt. Call	BBB–	670,853
390	5.000%, 1/01/28	1/27 at 100.00	BBB–	450,906
725	5.000%, 1/01/29	1/27 at 100.00	BBB–	831,923
700	5.000%, 1/01/30	1/27 at 100.00	BBB–	798,406

265	Austin, Texas, Estancia Hill Country Public Improvement District, Area 1 Special Assessment Revenue Bonds, Series 2013, 4.500%, 11/01/18	No Opt. Call	N/R	267,716

320	Bexar County Health Facilities Development Corporation, Texas, Revenue Bonds, Army Retirement Residence Foundation Project, Series 2007, 5.000%, 7/01/27	12/17 at 100.00	BBB	320,627

2,600	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 1 Project, Series 2014, 6.375%, 9/01/28	9/22 at 103.00	N/R	2,656,004

1,050	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 2 & 3 Major improvement Project, Series 2014, 6.750%, 9/01/24	9/22 at 103.00	N/R	1,070,864

305	Celina, Texas, Special Assessment Revenue Bonds, Glen Crossing Public Improvement District Phase 1 Project, Series 2016, 4.200%, 9/01/27	9/26 at 100.00	N/R	293,242

NUVEEN	197

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$650	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 1 Project, Series 2015, 5.375%, 9/01/28	9/20 at 103.00	N/R	$640,224

1,350	Celina, Texas, Special Assessment Revenue Bonds, Lakes at Mustang Ranch Public Improvement District Phase 2-9 Major improvement Project, Series 2015, 5.500%, 9/01/24	9/22 at 103.00	N/R	1,337,783

1,350	Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms Public Improvement District Phase 1 Project, Series 2017, 5.750%, 9/01/32	9/27 at 100.00	N/R	1,352,957

520	Celina, Texas, Special Assessment Revenue Bonds, Ownsby Farms Public Improvement District Phase 2 Major Improvement Project, Series 2017, 6.125%, 9/01/32	9/27 at 100.00	N/R	525,938

375	Celina, Texas, Special Assessment Revenue Bonds, Wells North Public Improvement District Neighborhood Improvement Area 1 Project, Series 2016, 4.375%, 9/01/26	9/22 at 103.00	N/R	367,099

65	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/18 (ETM)	No Opt. Call	Baa2 (6)	65,801

	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
300	5.000%, 1/01/25	No Opt. Call	Baa2	357,144
850	5.000%, 1/01/29	7/25 at 100.00	Baa2	989,171

700	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2016B, 5.000%, 8/15/26	No Opt. Call	BBB+	825,104

1,500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2015A, 4.000%, 12/01/25	6/25 at 100.00	BBB–	1,605,255

910	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement Area 1 Project, Series 2016, 5.750%, 9/01/28	9/23 at 103.00	N/R	892,628

350	Comal County, Texas, Special Assessment Revenue Bonds, Crossings Public Improvement District, Series 2017, 4.000%, 9/01/27	No Opt. Call	N/R	349,990

1,400	Dallas County Schools, Texas, Public Property Finance Contractual Obligations, Series 2014, 5.000%, 6/01/22	No Opt. Call	B3	1,294,860

920	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H. Wood Jr. Public Charter District, Inspire Academies, Series 2013A, 5.250%, 8/15/23	No Opt. Call	BBB–	997,703

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A:
255	5.000%, 9/01/21	No Opt. Call	BB+	278,274
230	5.000%, 9/01/22	No Opt. Call	BB+	251,008
325	5.000%, 9/01/23	No Opt. Call	BB+	355,589
305	5.000%, 9/01/24	No Opt. Call	BB+	334,079
1,785	5.250%, 9/01/29	9/24 at 100.00	BB+	1,953,683

1,170	Flower Mound, Texas, Special Assessment Revenue Bonds, River Walk Public Improvement District 1, Series 2014, 6.125%, 9/01/28	9/19 at 103.00	N/R	1,221,726

5,580	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	B3	5,833,723

785	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	12/17 at 100.00	B3	784,843

198	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Hackberry, Texas, Combination Special Assessment and Contract Revenue Road and Utility Bonds, Hidden Cove Improvement District 2, Series 2017:
$280	4.000%, 9/01/23	No Opt. Call	BBB	$299,687
295	4.000%, 9/01/24	No Opt. Call	BBB	316,485
310	4.000%, 9/01/25	No Opt. Call	BBB	330,730
320	4.000%, 9/01/26	No Opt. Call	BBB	338,960
335	4.000%, 9/01/27	No Opt. Call	BBB	352,953

	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase 13-16 Project, Refunding & Improvement Series 2017:
190	3.250%, 9/01/22 (WI/DD, Settling 10/05/17)	No Opt. Call	N/R	190,082
560	4.500%, 9/01/27 (WI/DD, Settling 10/05/17)	No Opt. Call	N/R	582,697

200	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase13 Project, Series 2014, 6.000%, 9/01/26 (Pre-refunded 9/01/19)	9/19 at 103.00	N/R (6)	224,350

500	Hackberry, Texas, Special Assessment Revenue Bonds, Hackberry Public Improvement District 3 Phase14-16 Project, Series 2014, 6.750%, 9/01/28 (Pre-refunded 9/01/19)	9/19 at 103.00	N/R (6)	567,885

	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A:
105	5.000%, 6/01/18	No Opt. Call	Baa3	107,283
915	5.000%, 6/01/23	No Opt. Call	Baa3	1,032,889
1,400	5.000%, 6/01/28	6/23 at 100.00	Baa3	1,545,824

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C:
425	5.000%, 11/15/23	No Opt. Call	BBB	494,254
545	5.000%, 11/15/24	No Opt. Call	BBB	643,280

5,500	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28	7/20 at 100.00	Caa1	5,766,695

2,000	Hays County, Texas, Special Assessment Revenue Bonds, La Cima Improvement District Major Public Improvement Project, Series 2015, 6.250%, 9/15/27	9/25 at 100.00	N/R	2,022,020

1,250	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Refunding Series 2011, 6.500%, 7/15/30 (Alternative Minimum Tax)	7/21 at 100.00	BB–	1,400,725

5,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015C, 5.000%, 7/15/20 (Alternative Minimum Tax)	No Opt. Call	BB–	5,364,600

	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014:
9,250	4.500%, 7/01/20 (Alternative Minimum Tax)	No Opt. Call	BB–	9,767,168
15,560	4.750%, 7/01/24 (Alternative Minimum Tax)	No Opt. Call	BB–	17,018,128

1,090	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/25	9/24 at 100.00	A–	1,285,459

	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015:
1,400	5.000%, 8/15/24	No Opt. Call	BBB+	1,630,720
1,000	5.000%, 8/15/25	No Opt. Call	BBB+	1,174,850

700	Leander, Texas, Special Assessment Revenue Bonds, Oak Creek Public Improvement District, Series 2014, 5.375%, 9/01/28	9/19 at 103.00	N/R	696,885

NUVEEN	199

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Little Elm, Texas, Special Assessment Revenue Bonds, Valencia Public Improvement I District Phases 2 -5 Major Improvement Project:
$2,205	6.650%, 9/01/21	3/18 at 101.00	N/R	$2,224,669
2,945	6.900%, 9/01/24	3/18 at 102.00	N/R	2,992,091

	Little Elm. Texas, Valencia Public Improvement District Phase I Special Assessment Revenue Bonds, Series 2014:
685	6.400%, 9/01/23	3/18 at 103.00	N/R	701,899
805	6.650%, 9/01/28	3/18 at 103.00	N/R	824,062

	Lufkin Health Facilities Development Corporation, Texas, Health System Revenue Bonds, Memorial Health System of East Texas, Refunding Series 2009:
1,030	5.500%, 2/15/18 (ETM)	No Opt. Call	N/R (6)	1,047,562
340	5.750%, 2/15/19 (ETM)	No Opt. Call	N/R (6)	361,845

50	Matagorda County Navigation District 1, Texas, Pollution Control Revenue Bonds, AEP Texas Central Company Project, Remarketing, Series 2008-1, 4.000%, 6/01/30	6/23 at 100.00	Baa1	52,669

500	McLendon-Chisholm, Texas, Special Assessment Revenue Bonds, Public Improvement District Phase 1, Series 2015, 5.125%, 9/15/28	9/20 at 103.00	N/R	496,100

300	Mesquite Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Christian Care Centers Inc., Series 2014, 5.000%, 2/15/24	No Opt. Call	BBB–	332,247

7,670	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31 (Alternative Minimum Tax)	10/18 at 103.00	BB–	8,040,691

6,665	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, CarbonLITE Recycling, LLC Project, Series 2016, 6.500%, 12/01/33 (Alternative Minimum Tax)	12/23 at 103.00	N/R	6,438,857

6,165	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 6.500%, 1/01/26 (Alternative Minimum Tax)	No Opt. Call	N/R	5,551,028

	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Jubilee Academic Center, Series 2017A:
400	3.625%, 8/15/22	8/21 at 100.00	BB	402,220
610	4.250%, 8/15/27	8/21 at 100.00	BB	612,141

1,290	New Hope Cultural Education Facilities Finance Corporation, Texas, Education Revenue Bonds, Compass Academy Charter School Inc., Series 2016A, 4.000%, 8/01/28	8/21 at 100.00	BB	1,263,258

1,805	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Wesleyan Homes, Inc. Project, Series 2014, 5.000%, 1/01/24	No Opt. Call	N/R	1,917,253

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, L.L.C.-Texas A&M University-Corpus Christi Project, Series 2014A:

465	4.000%, 4/01/20	No Opt. Call	BBB–	487,269
540	5.000%, 4/01/21	No Opt. Call	BBB–	591,316
655	5.000%, 4/01/23	No Opt. Call	BBB–	739,456
690	5.000%, 4/01/24	No Opt. Call	BBB–	785,869
300	5.000%, 4/01/25	4/24 at 100.00	BBB–	337,863
3,280	5.000%, 4/01/29	4/24 at 100.00	BBB–	3,616,167

New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A:

450	4.000%, 4/01/24 – AGM Insured	No Opt. Call	A2	491,639
2,250	5.000%, 4/01/29	4/24 at 100.00	BBB–	2,483,370

200	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$725	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – Stephenville II, L.L.C. – Tarleton State University Project, Series 2014A, 5.000%, 4/01/29	4/24 at 100.00	BBB–	$798,414

430	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – Stephenville III, L.L.C. – Tarleton State University Project, Series 2015A, 5.000%, 4/01/24	No Opt. Call	BBB–	493,619

	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project, Series 2014A:
305	5.000%, 4/01/24	No Opt. Call	Baa3	348,161
2,345	5.000%, 4/01/29	4/24 at 100.00	Baa3	2,582,455

1,000	Newark Higher Education Finance Corporation, Texas, Education Revenue Bonds, Austin Achieve Public Schools, Inc., Series 2017A, 5.000%, 6/15/32	6/22 at 100.00	N/R	1,014,590

175	Ponder, Texas, Special Assessment Revenue Bonds, Public Improvement District 1 Estates at Remington Park, Series 2017, 4.000%, 9/01/27 (WI/DD, Settling 10/04/17)	No Opt. Call	N/R	174,853

1,970	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.000%, 2/01/29	2/24 at 100.00	Ba2	2,062,295

500	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012, 5.625%, 12/15/22 (4)	12/21 at 100.00	N/R	394,750

	Rowlett, Texas, Special Assessment Revenue Bonds, Bayside Public Improvement District North Improvement Area, Series 2016:
250	4.900%, 9/15/24	3/24 at 102.00	N/R	248,293
650	5.375%, 9/15/30	3/24 at 102.00	N/R	642,226

	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007:
770	5.500%, 8/01/22	No Opt. Call	BBB+	890,220
450	5.500%, 8/01/27	No Opt. Call	BBB+	556,898

3,270	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckner Senior Living Ventana Project, Series 2017A, 6.000%, 11/15/27	5/27 at 100.00	N/R	3,581,631

5,250	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckner Senior Living Ventana Project, TEMPS 50 Series 2017B-3, 3.875%, 11/15/22	5/19 at 100.00	N/R	5,342,400

6,500	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckner Senior Living Ventana Project, TEMPS 65 Series 2017B-2, 4.500%, 11/15/23	11/19 at 100.00	N/R	6,634,615

8,750	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckner Senior Living Ventana Project, TEMPS 80 Series 2017B-1, 5.625%, 11/15/24	11/19 at 100.00	N/R	8,943,550

1,155	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Northwest Senior Housing-Edgemere Project, Refunding Series 2015A, 5.000%, 11/15/22	No Opt. Call	BBB–	1,250,507

1,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2007, 5.500%, 11/15/22	11/17 at 100.00	BB	1,002,900

1,845	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2015A, 5.000%, 11/15/25	No Opt. Call	BB	2,000,515

NUVEEN	201

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$9,655	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Buckingham Senior Living Community, Inc. Project, Series 2015B-1, 4.500%, 11/15/21	12/17 at 100.00	BB	$9,657,993

100	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 5.625%, 12/15/17	No Opt. Call	BBB+	100,816

	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
200	5.000%, 12/15/19	No Opt. Call	BBB	215,710
975	5.000%, 12/15/29	12/22 at 100.00	BBB	1,093,365

1,115	Travis County Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Longhorn Village Project, Refunding Series 2012A, 6.000%, 1/01/22	1/21 at 100.00	N/R	1,186,561

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A:
15,665	5.250%, 11/01/32	11/17 at 100.00	B3	15,602,810
3,270	5.375%, 11/01/37	11/17 at 100.00	B3	3,265,847

	Viridian Municipal Management District, Texas, Assessment Revenue Bonds, Benefited Area Series 2015:
431	4.000%, 12/01/21	No Opt. Call	N/R	447,943
550	4.000%, 12/01/27	12/24 at 100.00	N/R	555,687

	Westlake, Texas, Special Assessment Revenue Bonds, Solana Public Improvement District, Series 2015:
3,000	5.500%, 9/01/25	No Opt. Call	N/R	2,999,850
1,840	6.125%, 9/01/35	9/25 at 100.00	N/R	1,836,909
201,166	Total Texas			209,858,551

	Utah – 0.6%

16,000	Salt Lake County, Utah, Research Facility Revenue Bonds, Huntsman Cancer Foundation, Series 2013A-1, 5.000%, 12/01/33 (Pre-refunded 12/17/18) (Mandatory put 12/15/20)	12/18 at 100.00	N/R (6)	16,374,560

650	Utah Charter School Finance Authority, Utah, Charter School Revenue Bonds, Spectrum Academy Project, Series 2015, 4.300%, 4/15/25	4/20 at 100.00	BB+	662,448

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Entheos Academy, Improvement & Refunding Series 2013A:
110	3.625%, 10/15/18	No Opt. Call	BB+	110,611
500	6.500%, 10/15/33	10/18 at 100.00	BB+	513,270

3,005	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Refunding Series 2017A, 4.500%, 7/15/27	No Opt. Call	BB+	3,096,112
20,265	Total Utah			20,757,001

	Vermont – 0.4%

2,190	Burlington, Vermont, Airport Revenue Bonds, Refunding Series 2012A, 4.000%, 7/01/28	7/22 at 100.00	Baa3	2,271,052

	Burlington, Vermont, Electric System Revenue Bonds, Series 2011A:
265	5.500%, 7/01/29	7/21 at 100.00	A3	289,634
315	5.625%, 7/01/30	7/21 at 100.00	A3	345,262
460	5.750%, 7/01/31	7/21 at 100.00	A3	505,278

4,000	Vermont Economic Development Authority, Solid Waste Disposal Revenue Bonds, Casella Waste Systems, Inc. Project, Series 2013, 4.750%, 4/01/36 (Mandatory put 4/02/18) (Alternative Minimum Tax)	No Opt. Call	CCC+	4,020,360

202	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Vermont (continued)

	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Champlain College Project, Series 2016A:
$695	5.000%, 10/15/26	No Opt. Call	BBB	$811,260
875	5.000%, 10/15/28	10/26 at 100.00	BBB	1,007,081
1,000	5.000%, 10/15/30	10/26 at 100.00	BBB	1,137,060
1,000	5.000%, 10/15/31	10/26 at 100.00	BBB	1,131,150

	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Saint Michael’s College Project, Series 2012:
170	5.000%, 10/01/24	10/22 at 100.00	BBB+	192,789
555	5.000%, 10/01/25	10/22 at 100.00	BBB+	622,815
805	5.000%, 10/01/27	10/22 at 100.00	BBB+	896,231
12,330	Total Vermont			13,229,972

	Virgin Islands – 0.2%

2,380	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2010A, 5.000%, 7/01/18	No Opt. Call	CCC	1,984,706

3,610	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2003, 4.500%, 7/01/28 – AMBAC Insured	12/17 at 100.00	CCC	3,615,920

1,000	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Series 2007B, 5.000%, 7/01/31	12/17 at 100.00	CCC	511,060
6,990	Total Virgin Islands			6,111,686

	Virginia – 0.7%

	Ballston Quarter Community Development Authority, Arlington County, Virginia, Revenue Bonds, Series 2016A:
1,000	5.000%, 3/01/26	No Opt. Call	N/R	1,006,280
2,000	5.125%, 3/01/31	3/27 at 100.00	N/R	2,014,080

2,730	Bristol Industrial Development Agency, Virginia, Revenue Bonds, The Falls-Bristol Project, Series 2014B, 5.000%, 11/01/29	11/24 at 100.00	N/R	2,744,933

1,025	Cherry Hill Community Development Authority, Virginia, Special Assessment Bonds, Potomac Shores Project, Series 2015, 4.500%, 3/01/25	No Opt. Call	N/R	1,055,545

960	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/20	No Opt. Call	Baa1	1,046,006

	Fredericksburg Economic Development Authority, Virginia, Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2014:
1,000	5.000%, 6/15/26	6/24 at 100.00	Baa1	1,150,150
2,000	5.000%, 6/15/27	6/24 at 100.00	Baa1	2,281,160

2,070	Lower Magnolia Green Community Development Authority, Virginia, Special Assessment Bonds, Series 2015, 4.000%, 3/01/25	No Opt. Call	N/R	2,065,736

2,622	Peninsula Town Center Community Development Authority, Virginia, Special Obligation Bonds, Series 2007, 6.250%, 9/01/24	12/17 at 100.00	N/R	2,625,566

2,790	Richmond Redevelopment and Housing Authority, Virginia, Multi-Family Housing Revenue Bonds, American Tobacco Apartments, Series 2017, 3.125%, 7/01/20	7/19 at 100.00	N/R	2,796,640

	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B:
1,480	5.000%, 7/01/23	No Opt. Call	BB+	1,648,572
1,550	5.000%, 7/01/24	No Opt. Call	BB+	1,738,217
1,635	5.000%, 7/01/25	No Opt. Call	BB+	1,841,615

NUVEEN	203

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$400	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Refunding Series 2015A, 5.000%, 7/01/22	No Opt. Call	BB+	$440,972
23,262	Total Virginia			24,455,472

	Washington – 0.9%

1,140	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Limited Tax Series 2015A, 4.250%, 12/01/25	No Opt. Call	N/R	1,174,348

	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
2,330	5.500%, 6/01/27 (Alternative Minimum Tax)	12/17 at 100.00	N/R	2,332,843
1,500	5.600%, 6/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	1,501,305

	Port of Pasco, Washington, Airport and General Port Revenue Bonds, Series 2014A:
1,110	5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	A–	1,279,364
1,165	5.000%, 12/01/24 (Alternative Minimum Tax)	6/24 at 100.00	A–	1,355,361

1,000	Port of Seattle Industrial Development Corporation, Washington, Special Facilities Revenue Refunding Bonds, Delta Air Lines, Inc. Project, Series 2012, 5.000%, 4/01/30 (Alternative Minimum Tax)	4/23 at 100.00	BBB–	1,090,990

2,145	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Refunding & Improvement Series 2016, 5.000%, 12/01/31	12/26 at 100.00	Baa2	2,372,413

370	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	11/17 at 100.00	N/R	370,229

765	Tukwila, Washington, Special Assessment Bonds, Local Improvement District 33 Series 2013, 4.500%, 1/15/23	1/18 at 100.00	BBB	767,364

4,085	Washington Economic Development Finance Authority, Environmental Facilities Revenue Bonds, Columbia Pulp I, LLC Project, Series 2017A, 7.500%, 1/01/32 (Alternative Minimum Tax)	1/28 at 100.00	N/R	4,538,803

5,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative, Tender Option Bond Trust 2015-XF1017, 3.763%, 1/01/35 (Mandatory put 1/01/25) (IF) (5)	7/24 at 100.00	BBB+	5,237,800

	Washington Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2017:
2,250	5.000%, 8/15/31	8/27 at 100.00	BBB	2,594,723
1,000	5.000%, 8/15/32	8/27 at 100.00	BBB	1,146,810

45	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24	7/19 at 100.00	Baa1	48,322

70	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (6)	76,340

1,000	Washington State Higher Education Facilities Authority Revenue Bonds, Whitworth University Project, Series 2012, 5.000%, 10/01/27	4/22 at 100.00	Baa1	1,102,650

925	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Bayview Manor Senior Project, Refunding Series 2016A, 4.000%, 7/01/26	7/24 at 102.00	N/R	942,779

1,350	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Herons Key Senior Living, Series 2015A, 6.000%, 7/01/25	No Opt. Call	N/R	1,352,336

100	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella Project, Series 2012A, 6.000%, 10/01/22	No Opt. Call	N/R	108,743

204	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$1,000	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Project, Refunding Series 2016A, 5.000%, 1/01/31	1/25 at 102.00	BB+	$1,068,680

345	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Project, Refunding Series 2013A, 5.000%, 1/01/23	No Opt. Call	N/R	366,393

320	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Project, Refunding Series 2013A, 5.000%, 1/01/23 (ETM)	No Opt. Call	N/R (6)	347,728

1,000	Washington State Housing Finance Commission, Nonprofit Refunding Revenue Bonds, Wesley Homes at Lea Hill Project, Series 2016, 5.000%, 7/01/31	7/26 at 100.00	N/R	1,061,050

2,345	Washington State Housing Finance Commission, Revenue Bonds, Rockwood Retirement Communities Project, Series 2014A, 6.000%, 1/01/24	No Opt. Call	N/R	2,525,471
32,360	Total Washington			34,762,845

	West Virginia – 0.2%

	Glenville State College, West Virginia, Revenue Bonds, Refunding & Improvement Series 2017:
2,500	4.000%, 6/01/27	No Opt. Call	N/R	2,499,900
1,500	4.500%, 6/01/32	6/27 at 100.00	N/R	1,462,155

2,035	Kanawha County Commission, West Virginia, Student Housing Revenue Bonds, West Virginia State University Foundation Inc., Series 2013, 5.750%, 7/01/23	No Opt. Call	Ba2	2,232,782

1,400	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A, 4.500%, 6/01/27 (WI/DD, Settling 10/12/17)	No Opt. Call	N/R	1,388,058
7,435	Total West Virginia			7,582,895

	Wisconsin – 4.4%

1,915	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	1,999,681

565	Hudson Housing Authority, Wisconsin, Multifamily Housing Revenue Bonds, Cedar Ridge Apartments Project, Series 2013A, 4.250%, 6/01/23	No Opt. Call	N/R	571,791

3,075	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, General Revenue Bonds, Refunding Series 2017, 6.750%, 6/01/32	12/27 at 100.00	N/R	3,017,190

135	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A, 4.250%, 2/01/26	No Opt. Call	N/R	132,208

825	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science Academy Project, Series 2016A, 4.125%, 5/01/26	No Opt. Call	N/R	822,319

1,685	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Explore Knowledge Foundation Las Vegas Project, Series 2012A, 5.750%, 7/15/32	7/22 at 100.00	BBB–	1,812,369

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A:
8,310	4.100%, 6/15/26	No Opt. Call	N/R	8,267,453
1,390	5.000%, 6/15/36	6/26 at 100.00	N/R	1,379,881

3,585	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Phoenix Academy Charter School, North Carolina, Series 2017A, 5.000%, 6/15/27	6/24 at 100.00	N/R	3,598,910

NUVEEN	205

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$2,715	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Pine Lake Preparatory, North Carolina, Series 2015, 4.350%, 3/01/25	No Opt. Call	BB+	$2,812,143

500	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Research Triangle High School Project, North Carolina, Series 2015A, 4.375%, 7/01/25	No Opt. Call	N/R	509,030

475	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc. of North Carolina, Series 2012A, 5.500%, 10/01/22	No Opt. Call	BB+	518,729

275	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation, Inc. of North Carolina Project, Series 2014A, 4.125%, 10/01/24	10/22 at 100.00	BB+	282,510

	Public Finance Authority of Wisconsin, Contract Revenue Bonds, Mercer Crossing Public Improvement District Project, Series 2017:
3,765	6.000%, 3/01/22	No Opt. Call	N/R	3,770,572
3,280	6.750%, 3/01/27	No Opt. Call	N/R	3,282,034

510	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, LEAD Academy Project, Series 2016A, 4.250%, 8/01/26	No Opt. Call	N/R	498,938

	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, The ASK Academy Project, Series 2015A:
670	5.250%, 2/01/25	No Opt. Call	N/R	678,904
1,380	5.750%, 2/01/35	2/25 at 100.00	N/R	1,387,259

6,780	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	7,257,380

1,210	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (Alternative Minimum Tax)	8/26 at 100.00	N/R	1,182,606

	Public Finance Authority of Wisconsin, Healthcare Facility Expansion Revenue Bonds, Church Homes of Hartford Inc. Project, Refunding Series 2015A:
660	4.000%, 9/01/20	No Opt. Call	BB	681,938
1,250	5.000%, 9/01/25	No Opt. Call	BB	1,353,825

26,365	Public Finance Authority of Wisconsin, Limited Obligation Grant Revenue Bonds, American Dream @ Meadowlands Project, Series 2017A, 6.250%, 8/01/27	No Opt. Call	N/R	28,303,618

	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017:
12,600	5.000%, 12/01/27	No Opt. Call	N/R	13,941,396
13,250	6.500%, 12/01/37	12/27 at 100.00	N/R	15,183,043

10,500	Public Finance Authority of Wisconsin, Pass-Through Revenue Bonds, Second Amended & Restated Promissory Note of Natgasoline LLC, Series 2016, 10.000%, 6/30/21	12/17 at 100.00	N/R	10,496,640

440	Public Finance Authority of Wisconsin, Revenue Bonds, Carolina International School, Series 2013A, 6.000%, 8/01/23	No Opt. Call	BB+	471,429

2,765	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2015, 5.000%, 4/01/25	No Opt. Call	BB–	2,976,163

4,220	Public Finance Authority of Wisconsin, Senior Airport Facilities Revenue and Refunding Bonds, TrIPS Obligated Group, Series 2012B, 5.000%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	BBB	4,540,847

	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary’s Woods at Marylhurst Inc., Series 2017A:
1,910	5.000%, 5/15/26	5/25 at 102.00	BB	2,109,710
1,215	5.000%, 5/15/31	5/25 at 102.00	BB	1,304,205

620	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary’s Woods at Marylhurst Inc., TEMPS 70 Series 2017B-2, 3.500%, 11/15/23	5/19 at 100.00	BB	630,013

206	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$410	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary’s Woods at Marylhurst Inc., TEMPS 85 Series 2017B-1, 3.950%, 11/15/24	11/19 at 100.00	BB	$418,130

	Public Finance Authority of Wisconsin, Student Housing Revenue Bonds, Collegiate Housing Foundation – Cullowhee LLC – Western California University Project, Series 2015A:
140	5.000%, 7/01/22	No Opt. Call	BBB–	154,802
540	5.000%, 7/01/23	No Opt. Call	BBB–	601,814

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mile Bluff Medical Center, Inc., Series 2014:
645	5.000%, 5/01/23	No Opt. Call	N/R	682,184
1,250	5.000%, 5/01/26	5/24 at 100.00	N/R	1,307,238

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Refunding Series 2017:
1,675	3.500%, 8/01/22	No Opt. Call	N/R	1,680,946
3,815	5.000%, 8/01/27	8/24 at 103.00	N/R	4,028,754
4,015	5.000%, 8/01/32	8/24 at 103.00	N/R	4,118,306

2,265	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/26	2/22 at 100.00	A–	2,529,144

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A:
300	5.000%, 7/01/21	No Opt. Call	A–	335,049
750	5.000%, 7/01/22	No Opt. Call	A–	853,770
1,000	5.000%, 7/01/23	No Opt. Call	A–	1,152,920
385	5.000%, 7/01/25	7/24 at 100.00	A–	443,967
670	5.000%, 7/01/26	7/24 at 100.00	A–	767,009

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Saint John’s Communities Inc., Series 2015B:
100	4.000%, 9/15/22	No Opt. Call	BBB+	107,156
100	4.000%, 9/15/23	9/22 at 100.00	BBB+	106,023
100	4.000%, 9/15/24	9/22 at 100.00	BBB+	105,384
100	4.000%, 9/15/25	9/22 at 100.00	BBB+	104,301

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013:
200	5.000%, 8/15/21	No Opt. Call	A	222,694
200	5.000%, 8/15/22	No Opt. Call	A	226,584

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Vernon Memorial Healthcare Inc., Series 2014:
250	5.000%, 3/01/23	No Opt. Call	BBB	280,165
945	5.000%, 3/01/24	No Opt. Call	BBB	1,067,415
525	5.000%, 3/01/25	3/24 at 100.00	BBB	585,170
820	5.000%, 3/01/26	3/24 at 100.00	BBB	904,321
1,095	5.000%, 3/01/27	3/24 at 100.00	BBB	1,200,832
1,130	5.000%, 3/01/28	3/24 at 100.00	BBB	1,232,028

4,020	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014, 5.000%, 12/01/29	12/22 at 102.00	N/R	4,258,225

1,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014, 4.250%, 10/01/24	10/22 at 102.00	N/R	1,581,030

NUVEEN	207

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014:
$1,485	5.000%, 5/01/24	No Opt. Call	BBB+	$1,698,558
350	5.000%, 5/01/25	5/24 at 100.00	BBB+	394,545
800	5.000%, 5/01/26	5/24 at 100.00	BBB+	896,536
150,420	Total Wisconsin			159,819,734

	Wyoming – 0.2%

	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding Series 2013A:
1,230	5.000%, 9/01/23	No Opt. Call	BBB–	1,382,409
1,044	5.000%, 9/01/24	9/23 at 100.00	BBB–	1,166,398
1,360	5.000%, 9/01/25	9/23 at 100.00	BBB–	1,506,282
1,310	5.000%, 9/01/30	9/23 at 100.00	BBB–	1,412,547

1,100	Wyoming Community Development Authority, Student Housing Revenue Bonds, CHF-Wyoming, L.L.C. – University of Wyoming Project, Series 2011, 6.250%, 7/01/31	7/21 at 100.00	Baa3	1,198,648
6,044	Total Wyoming			6,666,284
$3,493,475	Total Long-Term Investments (cost $3,502,211,945)			3,579,247,371

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 1.0%

	MUNICIPAL BONDS – 1.0%

	Illinois – 1.0%

$10,625	Chicago Board of Education, Illinois, Variable Rate Demand Obligations, General Obligation Bonds, Dedicated Alternative Revenue, Project Series 2015A, 9.000%, 3/01/32 (8)	12/17 at 100.00	B	$10,734,756

9,510	Chicago Board of Education, Illinois, Variable Rate Demand Obligations, General Obligation Bonds, Dedicated Revenues Series 2011C-1, 9.000%, 3/01/32 (8)	12/17 at 100.00	B3	9,470,629

9,705	Chicago Board of Education, Illinois, Variable Rate Demand Obligations, General Obligation Bonds, Dedicated Revenues, Refunding Series 2013A-1, 9.000%, 3/01/26 (8)	12/17 at 100.00	B3	9,643,373

8,000	Chicago Board of Education, Illinois, Variable Rate Demand Obligations, General Obligation Bonds, Dedicated Revenues, Refunding SIFMA Index Series 2013A-2, 9.000%, 3/01/35 (Mandatory put 6/02/17) (8)	12/17 at 100.00	B3	8,082,960
$37,840	Total Short-Term Investments (cost $37,729,401)			37,931,718
	Total Investments (cost $3,539,941,346) – 99.0%			3,617,179,089
	Borrowings – (0.7)%			(24,000,000)
	Floating Rate Obligations – (0.2)%			(8,000,000)
	Other Assets Less Liabilities – 1.9% (9)			69,267,336
	Net Assets – 100%			$3,654,446,425

208	NUVEEN

Investments in Derivatives as of September 30, 2017

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	Short	(372)	12/17	(47,237,254)	$(46,616,250)	$621,004	$87,189

Credit Default Swaps – OTC Uncleared

Counterparty	Referenced Entity	Buy/Sell Protection (10)	Current Credit Spread (11)	Notional Amount	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.	City of Chicago	Sell	1.39%	$10,000,000	1.000%	Quarterly	6/20/21	$(124,775)	$(872,911)	$748,136 (12)

Interest Rate Swaps – OTC Cleared

Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (13)	Maturity Date	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
$53,000,000	Receive	3-Month LIBOR	2.354%	Semi-Annually	12/15/17	12/15/28	$16,721	$16,721	$52,069

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (13)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	$45,000,000	Receive	Weekly SIFMA	2.243%	Quarterly	4/06/18	5/07/18	4/06/27	$(1,512,688)	$(1,512,688)

NUVEEN	209

Nuveen Short Duration High Yield Municipal Bond Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or in inverse floating rate transactions.

(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)	The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.

(8)	Investment has a maturity of greater than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(10)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(11)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(12)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(13)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

(14)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

ETM	Escrowed to maturity.

IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 - Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

LIBOR	London Inter-Bank Offered Rate

SIFMA	Securities Industry and Financial Market Association

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

210	NUVEEN

Nuveen Strategic Municipal Opportunities Fund

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 100.2%

	MUNICIPAL BONDS – 98.0%

	Alabama – 2.0%

$1,110	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016A, 4.000%, 7/01/46 (Mandatory put 6/01/21)	3/21 at 100.59	A1	$1,200,720

250	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	259,860

100	Selma Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, Zilkha Biomass Selma LLC Project, Series 2015, 7.500%, 5/01/25 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	69,936
1,460	Total Alabama			1,530,516

	Arizona – 0.5%

100	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Legacy Traditional Schools East Mesa and Cadence, Nevada Campuses, Series 2017A, 4.000%, 7/01/22	7/19 at 101.00	N/R	98,801

100	Phoenix Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Deer Valley Veterans Assisted Living Project, Series 2016A, 5.125%, 7/01/36	7/24 at 101.00	N/R	100,980

100	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016, 5.250%, 7/01/36	7/26 at 100.00	BB	86,177

105	The Industrial Development Authority of the County of Maricopa, Arizona, Revenue Bonds, Banner Health, Series 2017C, 5.000%, 1/01/48 (Mandatory put 10/18/24) (WI/DD, Settling 10/18/17)	No Opt. Call	AA–	124,426
405	Total Arizona			410,384

	California – 17.2%

1,000	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A, 5.250%, 3/01/36	3/26 at 100.00	Ba3	1,047,060

1,050	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2017C, 5.000%, 8/01/31 (Mandatory put 11/01/22)	No Opt. Call	A+	1,231,261

410	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 5.000%, 7/01/36	7/26 at 100.00	BB	430,426

225	California Municipal Finance Authority, Revenue Bonds, Biola University, Refunding Series 2017, 5.000%, 10/01/22	No Opt. Call	Baa1	260,397

100	California Municipal Finance Authority, Revenue Bonds, Creative Center of Los Altos Project Pinewood & Oakwood Schools, Series 2016B, 4.000%, 11/01/36	11/26 at 100.00	N/R	94,127

1,000	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2017A, 5.000%, 7/01/25	No Opt. Call	Baa2	1,186,880

	California Public Finance Authority, University Housing Revenue Bonds, National Campus Community Development – Claremont Properties LLC Claremont Colleges Project, Series 2017A:
315	5.000%, 7/01/32	7/27 at 100.00	Ba2	349,896
120	5.000%, 7/01/37	7/27 at 100.00	Ba2	130,823

260	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep – Obligated Group, Series 2016, 4.000%, 6/01/26	No Opt. Call	N/R	263,032

300	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education – Obligated Group, Series 2016A, 5.000%, 6/01/31	6/25 at 100.00	N/R	311,595

NUVEEN	211

Nuveen Strategic Municipal Opportunities Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$300	California Statewide Communities Development Authority, California, Redlands Community Hospital, Revenue Bonds, Series 2016, 5.000%, 10/01/22	No Opt. Call	BBB	$342,282

500	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.500%, 7/01/39 (5)	12/17 at 100.00	CCC	475,030

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
980	5.000%, 6/01/33	11/17 at 100.00	B3	978,922
1,000	5.125%, 6/01/47	11/17 at 100.00	B–	998,560

1,375	Marin Healthcare District, Marin County, California, General Obligation Bonds, 2013 Election, Series 2017A, 5.000%, 8/01/34	8/27 at 100.00	Aa2	1,651,870

500	Palm Desert Redevelopment Agency, California, Successor Agency Redevelopment Project Area, Series 2017A, 5.000%, 10/01/20	No Opt. Call	A	555,765

675	Roseville, California, Special Tax Bonds, Community Facilities District 1 Fiddyment Ranch, Refunding Series 2017, 5.000%, 9/01/21	No Opt. Call	N/R	758,788

220	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/30	9/25 at 100.00	N/R	251,926

3,770	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D, 0.000%, 8/01/43	8/21 at 33.74	N/R	933,527

150	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/32 – NPFG Insured	No Opt. Call	BBB	84,325

750	South Placer Wastewater Authority, California, Wastewater Revenue Bonds, Series 2017, 5.000%, 11/01/25	No Opt. Call	A+	937,133

100	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 5.500%, 9/01/27	No Opt. Call	N/R	105,523
15,100	Total California			13,379,148

	Colorado – 4.6%

665	Adams and Weld Counties School District 27J, Brighton, Colorado, General Obligation Bonds, Series 2017, 5.000%, 12/01/28	12/27 at 100.00	AA–	823,988

500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sunny Vista Living Center Project, Series 2015A, 5.750%, 12/01/35	12/25 at 100.00	N/R	515,225

620	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Airlines, Inc. Project, Refunding Series 2017, 5.000%, 10/01/32 (Alternative Minimum Tax)	10/23 at 100.00	BB–	675,974

100	Lewis Pointe Metropolitan District, Thornton, Colorado, Limited Tax Convertible to Unlimited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/44	12/20 at 100.00	N/R	100,384

500	Leyden Rock Metropolitan District No. 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016A, 4.375%, 12/01/33	12/21 at 103.00	N/R	498,080

500	Littleton Village Metropolitan District No. 2, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2015, 5.375%, 12/01/45	12/20 at 103.00	N/R	504,270

495	Sorrel Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 5.750%, 12/01/36	12/17 at 100.00	N/R	477,853
3,380	Total Colorado			3,595,774

212	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut – 0.4%

$200	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	12/17 at 100.00	B3	$195,444

100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc. Project, Series 2016A, 5.000%, 9/01/46	9/26 at 100.00	BB	101,361
300	Total Connecticut			296,805

	District of Columbia – 0.3%

175	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	BBB	196,595

	Florida – 4.7%

470	Bay Laurel Center Community Development District, Marion County, Florida, Special Assessment Bonds, Refunding Indigo Series 2016, 4.125%, 5/01/31	5/27 at 100.00	N/R	458,278

240	Cape Coral Health Facilities Authority, Florida, Senior Housing Revenue Bonds, Gulf Care Inc. Project, Series 2015, 5.750%, 7/01/30	7/25 at 100.00	N/R	257,928

100	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc. Projects, Series 2016A, 4.750%, 7/15/36	7/26 at 100.00	N/R	99,747

190	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Ranch South Project, Series 2016, 5.000%, 5/01/36	5/26 at 100.00	N/R	199,460

1,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 4.200%, 12/15/25 (Alternative Minimum Tax)	6/20 at 100.00	BB+	1,027,250

100	Miami Dade County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, South Florida Autism Charter School Project, Series 2017, 5.875%, 7/01/37	7/27 at 100.00	N/R	100,579

250	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Refunding Series 2014A, 5.000%, 5/01/37	5/23 at 100.00	N/R	264,455

1,000	Reedy Creek Improvement District, Orange and Osceola Counties, Florida, Ad Valorem Tax Bonds, Series 2017A, 5.000%, 6/01/25 (WI/DD, Settling 10/12/17)	No Opt. Call	AA–	1,215,080
3,350	Total Florida			3,622,777

	Guam – 2.9%

1,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/27	11/25 at 100.00	A	1,116,620

1,100	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	1,161,534
2,100	Total Guam			2,278,154

	Hawaii – 0.3%

200	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2015, 5.000%, 7/01/20	1/19 at 100.00	N/R	201,408

	Illinois – 5.6%

1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement Revenues, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	1,180,270

250	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	B	292,510

260	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016B, 6.500%, 12/01/46	12/26 at 100.00	B	298,917

745	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/35	1/26 at 100.00	BBB–	795,280

NUVEEN	213

Nuveen Strategic Municipal Opportunities Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$100	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A, 5.750%, 12/01/35	12/25 at 100.00	N/R	$101,291

200	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	CCC+	214,996

250	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2015A, 5.000%, 10/01/46 (UB) (6)	10/25 at 100.00	AA–	281,300

270	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 6.375%, 1/01/18 (7)	No Opt. Call	N/R	114,642

1,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 5.000%, 6/15/23	6/22 at 100.00	BB+	1,080,360
4,075	Total Illinois			4,359,566

	Indiana – 1.1%

100	Allen County, Indiana, Economic Development Revenue Bonds, Fort Wayne Project, Senior Series 2017A-1, 6.875%, 1/15/52	1/24 at 104.00	N/R	105,649

15	Chesterton, Indiana, Economic Development Revenue Bonds, Storypoint Chesterton Project, Series 2016, 6.125%, 1/15/34	1/24 at 104.00	N/R	15,132

110	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	Caa1	108,559

560	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health Services, Series 2010, 5.125%, 8/15/27	8/20 at 100.00	Baa2	603,109
785	Total Indiana			832,449

	Iowa – 3.6%

	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
1,000	5.000%, 12/01/19	No Opt. Call	B–	1,034,760
250	5.500%, 12/01/22	12/18 at 100.00	B–	255,555
500	5.250%, 12/01/25	12/23 at 100.00	B–	530,430

1,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	12/17 at 100.00	B2	1,000,010
2,750	Total Iowa			2,820,755

	Louisiana – 4.0%

1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32 (Pre-refunded 11/01/17)	11/17 at 100.00	Baa3 (8)	1,005,200

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29	8/20 at 100.00	Baa3	1,127,900

1,000	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	12/17 at 100.00	Ba1	1,002,480
3,000	Total Louisiana			3,135,580

	Maryland – 1.8%

500	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc. Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	9/20 at 100.00	B+	514,765

500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (4)	12/17 at 100.00	N/R	297,540

214	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Maryland (continued)

$1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31 (4)	12/17 at 100.00	N/R	$595,080
2,000	Total Maryland			1,407,385

	Michigan – 1.3%

1,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Events Center Project, Series 2014A, 4.125%, 7/01/45 (Mandatory put 1/01/19)	7/18 at 100.00	N/R	1,015,880

	Minnesota – 1.3%

30	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A, 5.000%, 4/01/46	4/26 at 100.00	CCC–	21,119

1,000	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community School of Excellence, Series 2016A, 5.750%, 7/01/47	7/26 at 100.00	N/R	971,270
1,030	Total Minnesota			992,389

	Mississippi – 1.2%

976	Mississippi Home Corp Multi-Family Housing Revenue Bonds, Cambridge Park Apartments, Pass Through Credit Custodial Receipts, Deutsche Trust for DTC Settlement, 5.750%, 12/01/47 (Mandatory put 3/01/19) (Alternative Minimum Tax)	3/18 at 100.00	N/R	968,605

	Nevada – 0.1%

100	Nevada State Director of the Department of Business and Industry, Charter School Revenue Bonds, Doral Academy of Nevada, Series 2017A, 5.000%, 7/15/47	7/25 at 100.00	BB+	102,771

	New Jersey – 6.0%

1,000	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A, 3.125%, 7/01/29	7/27 at 100.00	Baa2	988,800

635	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1, 5.000%, 6/15/20	No Opt. Call	Baa1	684,479

1,500	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-2, 5.000%, 6/15/30	6/18 at 100.00	Baa1	1,534,050

1,500	New Jersey Turnpike Authority, Turnpike Revenue Bonds, Libor Index Series 2017C-1, 1.000%, 1/01/21 (WI/DD, Settling 10/26/17) (3-Month LIBOR*70% reference rate + 0.34% spread) (14)	No Opt. Call	A2	1,500,075
4,635	Total New Jersey			4,707,404

	New York – 13.9%

250	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/35	No Opt. Call	BBB–	125,295

700	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture Fiscal 2017 Series A, 5.000%, 2/15/32	2/27 at 100.00	A+	837,704

1,030	New York City, New York, General Obligation Bonds, Fiscal 2018 Series B-1, 5.000%, 10/01/39 (WI/DD, Settling 10/03/17)	10/27 at 100.00	AA	1,215,524

1,500	New York City, New York, General Obligation Bonds, Series 2016A-1, 5.000%, 8/01/37 (UB)	8/26 at 100.00	AA	1,755,480

1,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	1,091,690

250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014, 5.375%, 11/15/40	11/24 at 100.00	N/R	277,502

NUVEEN	215

Nuveen Strategic Municipal Opportunities Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
$205	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	$220,063
50	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	53,483

55	New York Transportation Development Corporation, New York, Special Facility Revenue Refunding Bonds, Terminal One Group Association, L.P. Project, Series 2015, 5.000%, 1/01/22 (Alternative Minimum Tax)	No Opt. Call	Baa1	62,129

755	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/41 (Alternative Minimum Tax)	7/24 at 100.00	Baa3	834,041

200	Niagara Frontier Transportation Authority, New York, Airport Revenue Bonds, Buffalo International Airport, Series 2014A, 5.000%, 4/01/24 (Alternative Minimum Tax)	No Opt. Call	Baa1	231,868

1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Second Series 2017, 5.000%, 10/15/36 (Alternative Minimum Tax)	4/27 at 100.00	AA–	1,162,210

	Suffolk County, New York, General Obligation Bonds, Refunding Series 2017A:
500	5.000%, 2/01/25 – AGM Insured	No Opt. Call	A–	604,070
500	5.000%, 2/01/26 – AGM Insured	No Opt. Call	A–	610,400
365	5.000%, 2/01/27 – AGM Insured	No Opt. Call	A–	449,852

1,200	Westchester County Health Care Corporation, New York, Revenue Bonds, Senior Lien, Series 2000A, 5.000%, 11/01/30	11/21 at 100.00	BBB	1,305,576
9,560	Total New York			10,836,887

	North Carolina – 0.6%

400	University of North Carolina, Charlotte, General Revenue Bonds, Series 2017, 5.000%, 10/01/24 (WI/DD, Settling 10/12/17)	No Opt. Call	A+	485,160

	Ohio – 2.9%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
225	5.125%, 6/01/24	11/17 at 100.00	Caa1	213,871
1,000	5.875%, 6/01/47	11/17 at 100.00	B–	961,940

120	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/19	No Opt. Call	Ba2	124,189

1,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory put 6/01/22)	No Opt. Call	CCC+	983,700
2,345	Total Ohio			2,283,700

	Pennsylvania – 2.1%

100	Chester County Industrial Development Authority, Pennsylvania, Revenue Bonds, Renaissance Academy Charter School Project, Series 2014, 5.000%, 10/01/34	10/24 at 100.00	BBB–	107,447

200	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A, 5.000%, 6/01/22	No Opt. Call	Ba1	216,348

1,110	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2017, 5.000%, 3/01/27 – AGM Insured	No Opt. Call	A2	1,343,078
1,410	Total Pennsylvania			1,666,873

216	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina – 4.6%

$1,000	Richland County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Refunding Series 2014A, 3.875%, 4/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB	$1,081,440

1,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series 2016B, 5.000%, 12/01/56	12/26 at 100.00	A+	1,110,030

1,000	University of South Carolina, Athletic Facilities Revenue Bonds, Series 2017B, 5.000%, 5/01/22	No Opt. Call	Aa3	1,156,100

250	Walnut Creek Improvement District, Lancaster County, South Carolina, Assessment Revenue Bonds, Series 2016A-1, 5.000%, 12/01/31	12/23 at 100.00	N/R	264,563
3,250	Total South Carolina			3,612,133

	Tennessee – 0.7%

500	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Methodist Le Bonheur Healthcare, Series 2017A, 5.000%, 5/01/22	No Opt. Call	A1	573,580

	Texas – 9.5%

1,500	Board of Regents of the University of Texas System, Revenue Financing System Bonds, Series 2017B, 2.500%, 8/15/43 (WI/DD, Settling 10/24/17)	8/20 at 100.00	AAA	1,476,045

100	Hays County, Texas, Special Assessment Revenue Bonds, La Cima Improvement District Major Public Improvement Project, Series 2015, 7.000%, 9/15/45	9/25 at 100.00	N/R	101,057

1,000	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines Inc. Terminal Improvement Project, Refunding Series 2015B-2, 5.000%, 7/15/20 (Alternative Minimum Tax)	No Opt. Call	BB–	1,074,410

255	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31 (Alternative Minimum Tax)	10/18 at 103.00	BB–	267,324

670	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, CarbonLITE Recycling, LLC Project, Series 2016, 6.500%, 12/01/33 (Alternative Minimum Tax)	12/23 at 103.00	N/R	647,267

275	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45 (Alternative Minimum Tax)	1/26 at 102.00	N/R	247,002

1,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	BBB+	1,221,930

480	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	542,722

1,500	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Series 2017A, 5.000%, 4/15/24 (WI/DD, Settling 10/12/17)	No Opt. Call	AAA	1,808,565
6,780	Total Texas			7,386,322

	Virginia – 0.3%

250	Cherry Hill Community Development Authority, Virginia, Special Assessment Bonds, Potomac Shores Project, Series 2015, 5.400%, 3/01/45	3/25 at 100.00	N/R	260,975

	Washington – 0.3%

200	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Herons Key Senior Living, Series 2015A, 7.000%, 7/01/45	7/25 at 100.00	N/R	199,000

	West Virginia – 0.1%

100	Monongalia County Commission, West Virginia, Special District Excise Tax Revenue, University Town Centre Economic Opportunity Development District, Refunding & Improvement Series 2017A, 5.500%, 6/01/37 (WI/DD, Settling 10/12/17)	6/27 at 100.00	N/R	101,036

NUVEEN	217

Nuveen Strategic Municipal Opportunities Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin – 4.1%

$250	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Research Triangle High School Project, North Carolina, Series 2015A, 5.625%, 7/01/45		7/25 at 100.00	N/R	$255,010

1,000	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (Alternative Minimum Tax)		8/26 at 100.00	N/R	977,360

1,000	Public Finance Authority of Wisconsin, Limited Obligation PILOT Revenue Bonds, American Dream @ Meadowlands Project, Series 2017, 6.750%, 12/01/42		12/27 at 100.00	N/R	1,156,450

735	Public Finance Authority of Wisconsin, Pass-Through Revenue Bonds, Second Amended & Restated Promissory Note of Natgasoline LLC, Series 2016, 10.000%, 6/30/21		12/17 at 100.00	N/R	734,765

100	Public Finance Authority of Wisconsin, Senior Living Facility Revenue Bonds, Mary’s Woods at Marylhurst Inc., TEMPS 50 Series 2017B-3, 3.000%, 11/15/22		11/18 at 100.00	BB	101,197
3,085	Total Wisconsin				3,224,782
$74,701	Total Municipal Bonds (cost $75,169,792)				76,484,793

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 2.2%

	Equity Real Estate Investment Trusts – 2.2%

$1,649	AAF HLG/FIN, 144A, (cash 12.000%, PIK 12.750%)	12.000%	7/01/19	N/R	$1,722,783
$1,649	Total Corporate Bonds (cost $1,539,108)				1,722,783
	Total Long-Term Investments (cost $76,708,900)				78,207,576

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 10.1%

	MUNICIPAL BONDS – 10.1%

	Florida – 1.9%

$1,500	North Broward Hospital District, Florida, Variable Rate Demand Obligations, Revenue and Improvement Bonds, Series 2005A, 0.940%, 1/15/27 – NPFG Insured (9)		12/17 at 100.00	A-1+	$1,500,000

	Indiana – 2.0%

1,532	Indiana Finance Authority, Variable Rate Demand Obligations, Health System Revenue Bonds, Sisters of Saint Francis Health Services, Inc. Obligated Group, Refunding Series 2008J, 0.920%, 11/01/37 (9)		11/17 at 100.00	N/R	1,532,000

	Massachusetts – 2.4%

1,850	Massachusetts Health and Educational Facilities Authority, Variable Rate Demand Obligations, Revenue Bonds, Partners HealthCare System Inc., Series 1997P2, 0.920%, 7/01/27 (9)		12/17 at 100.00	VMIG-1	1,850,000

	Pennsylvania – 1.9%

1,500	Lancaster County Hospital Authority, Pennsylvania, Variable Rate Demand Obligations, Health Center Revenue Bonds, Masonic Villages Project, Series 2008D, 0.850%, 7/01/34 (9)		1/18 at 100.00	A-1	1,500,000

218	NUVEEN

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina – 1.9%

$1,500	South Carolina Educational Facilities Authority for Nonprofit Institutions of Higher Learning, Variable Rate Demand Obligations, Revenue Bonds, Furman University Project, Series 2006B, 0.920%, 10/01/39 (9)	12/17 at 100.00	N/R	$1,500,000
$7,882	Total Short-Term Investments (cost $7,882,000)			7,882,000
	Total Investments (cost $84,590,900) – 110.3%			86,089,576
	Floating Rate Obligations – (1.8)%			(1,400,000)
	Other Assets Less Liabilities – (8.5)% (10)			(6,642,197)
	Net Assets – 100%			$78,047,379

Investments in Derivatives as of September 30, 2017

Futures Contracts

Description	Contract Position	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
U.S. Treasury 10-Year Note	Short	(53)	12/17	$(6,730,039)	$(6,641,563)	$88,476	$12,422

Credit Default Swaps – OTC Uncleared

Counterparty	Referenced Entity	Buy/Sell Protection (11)	Current Credit Spread (12)	Notional Amount	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Maturity Date	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.	City of Chicago	Sell	1.39%	$2,500,000	1.000%	Quarterly	6/20/21	$(31,298)	$(216,627)	$185,329 (13)

NUVEEN	219

Nuveen Strategic Municipal Opportunities Fund (continued)

Portfolio of Investments	September 30, 2017 (Unaudited)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	For financial reporting purposes, the ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(5)	The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(7)	On November 11, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.375% to 3.825%.

(8)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(9)	Investment has a maturity of greater than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(10)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(12)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(13)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(14)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

220	NUVEEN

Statement of

Assets and Liabilities	September 30, 2017 (Unaudited)

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Assets
Long-term investments, at value (cost $16,271,574,091, $3,502,211,945 and $76,708,900, respectively)	$17,039,768,026	$3,579,247,371	$78,207,576
Short-term investments, at value (cost $242,322,909, $37,729,401 and $7,882,000, respectively)	242,439,478	37,931,718	7,882,000
Cash	45,442,430	—	323,225
Cash collateral at brokers for investments in swaps(1)	7,993,680	3,570,177	80,000
Cash collateral at brokers for investments in futures contracts(1)	3,400,000	427,800	60,950
Unrealized appreciation on credit default swaps	6,824,828	748,136	185,329
Receivable for:
Interest	281,701,673	49,719,620	986,956
Investments sold	93,681,706	36,829,191	—
Shares sold	118,305,990	16,380,988	70,969
Variation margin on futures contracts	686,499	87,189	12,422
Variation margin on swap contracts	—	52,069	—
Other assets	1,879,257	310,441	18,565
Total assets	17,842,123,567	3,725,304,700	87,827,992
Liabilities
Borrowings	—	24,000,000	—
Cash overdraft	—	9,954,610	—
Floating rate obligations	1,930,167,000	8,000,000	1,400,000
Credit default swaps premiums received	8,944,367	872,911	216,627
Unrealized depreciation on interest rate swaps	729,628	1,512,688	—
Payable for:
Dividends	14,234,613	2,718,295	77,796
Investments purchased	78,941,481	15,525,063	7,968,365
Shares redeemed	65,745,849	5,649,803	49,175
Variation margin on swap contracts	21,038	—	—
Accrued expenses:
Management fees	6,201,223	1,510,700	23,024
Trustees fees	891,077	115,960	526
12b-1 distribution and service fees	2,230,037	251,795	3,322
Other	2,931,785	746,450	41,778
Total liabilities	2,111,038,098	70,858,275	9,780,613
Net assets	$15,731,085,469	$3,654,446,425	$78,047,379

(1)	Cash pledged to collateralize the net payment obligations for investments in swaps and futures contracts is in addition to the Fund’s securities pledged as collateral as noted in the Fund’s Portfolio of Investments.

See accompanying notes to financial statements.

NUVEEN	221

Statement of Assets and Liabilities (Unaudited) (continued)

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Class A Shares
Net assets	$4,975,655,905	$785,788,984	$10,418,368
Shares outstanding	288,012,163	77,377,172	1,005,917
Net asset value (“NAV”) per share	$17.28	$10.16	$10.36
Offering price per share (NAV per share plus maximum sales charge of 4.20%, 2.50% and 3.00%, respectively, of offering price)	$18.04	$10.42	$10.68
Class C Shares
Net assets	$978,607,642	$125,779,081	$1,965,315
Shares outstanding	56,703,150	12,389,297	189,854
NAV and offering price per share	$17.26	$10.15	$10.35
Class C2 Shares
Net assets	$994,506,859	$32,611,851	$—
Shares outstanding	57,605,252	3,211,161	—
NAV and offering price per share	$17.26	$10.16	$—
Class R6 Shares
Net assets	$36,353,941	$—	$—
Shares outstanding	2,103,983	—	—
NAV and offering price per share	$17.28	$—	$—
Class I Shares
Net assets	$8,745,961,122	$2,710,266,509	$65,663,696
Shares outstanding	506,220,463	266,589,105	6,335,415
NAV and offering price per share	$17.28	$10.17	$10.36
Net assets consist of:
Capital paid-in	$16,047,562,413	$3,608,358,396	$76,926,074
Undistributed (Over-distribution of) net investment income	12,632,095	19,476,644	398,861
Accumulated net realized gain (loss)	(1,106,880,515)	(50,499,531)	(1,050,037)
Net unrealized appreciation (depreciation)	777,771,476	77,110,916	1,772,481
Net assets	$15,731,085,469	$3,654,446,425	$78,047,379
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

222	NUVEEN

Statement of

Operations	Six Months Ended September 30, 2017 (Unaudited)

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Investment Income	$453,306,613	$81,032,840	$1,614,318
Expenses
Management fees	35,881,737	8,831,981	200,275
12b-1 service fees – Class A Shares	4,660,269	755,549	9,394
12b-1 distribution and service fees – Class C Shares	4,608,204	617,329	9,098
12b-1 distribution and service fees – Class C2 Shares	3,840,285	125,647	—
Shareholder servicing agent fees	2,722,934	525,269	13,252
Interest expense	12,929,127	596,355	14,634
Custodian fees	580,598	201,194	20,069
Trustees fees	217,910	51,578	1,308
Professional fees	400,050	86,593	22,856
Shareholder reporting expenses	398,880	63,563	10,404
Federal and state registration fees	540,944	123,567	39,257
Other	79,271	51,599	4,899
Total expenses before fee waiver/expense reimbursement	66,860,209	12,030,224	345,446
Fee waiver/expense reimbursement	—	—	(81,365)
Net expenses	66,860,209	12,030,224	264,081
Net investment income (loss)	386,446,404	69,002,616	1,350,237
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	27,203,251	6,285,094	566,086
Futures contracts	(7,589,784)	(944,235)	(107,170)
Swaps	1,527,152	176,858	55,722
Change in net unrealized appreciation (depreciation) of:
Investments	438,736,350	88,321,284	2,143,035
Futures contracts	3,500,074	452,250	77,135
Swaps	4,580,329	(1,103,270)	157,387
Net realized and unrealized gain (loss)	467,957,372	93,187,981	2,892,195
Net increase (decrease) in net assets from operations	$854,403,776	$162,190,597	$4,242,432

See accompanying notes to financial statements.

NUVEEN	223

Statement of

Changes in Net Assets

	High Yield			Short Duration High Yield
	Six Months Ended 9/30/17	Eleven Months Ended 3/31/17	Year Ended 4/30/16	Six Months Ended 9/30/17	Eleven Months Ended 3/31/17	Year Ended 4/30/16
Operations
Net investment income (loss)	$386,446,404	$648,966,026	$633,533,554	$69,002,616	$119,670,057	$110,946,353
Net realized gain (loss) from:
Investments	27,203,251	(57,343,639)	(5,914,546)	6,285,094	(31,336,166)	(7,841,152)
Futures contracts	(7,589,784)	187,548	(3,803,286)	(944,235)	(1,120,735)	—
Swaps	1,527,152	240,030	(86,624,881)	176,858	1,401,626	(10,640,700)
Change in net unrealized appreciation (depreciation) of:
Investments	438,736,350	(603,981,095)	276,205,137	88,321,284	(134,662,397)	49,488,550
Futures contracts	3,500,074	1,231,642	157,854	452,250	168,754	—
Swaps	4,580,329	4,325,107	69,579,206	(1,103,270)	4,282,180	1,903,246
Net increase (decrease) in net assets from operations	854,403,776	(6,374,381)	883,133,038	162,190,597	(41,596,681)	143,856,297
Distributions to Shareholders
From net investment income:
Class A Shares	(123,569,998)	(224,820,213)	(201,575,423)	(13,416,463)	(24,716,177)	(24,626,207)
Class C Shares	(20,752,782)	(34,790,167)	(23,687,237)	(1,679,102)	(2,799,193)	(2,283,269)
Class C2 Shares	(24,390,836)	(51,747,162)	(62,311,530)	(506,058)	(956,745)	(1,162,968)
Class R6 Shares[1]	(1,026,422)	(1,541,665)	—	—	—	—
Class I Shares	(220,307,762)	(350,942,478)	(326,302,853)	(47,983,516)	(83,022,421)	(77,977,154)
From accumulated net realized gains:
Class A Shares	—	—	—	—	—	—
Class C Shares	—	—	—	—	—	—
Class C2 Shares	—	—	—	—	—	—
Class R6 Shares[1]	—	—	—	—	—	—
Class I Shares	—	—	—	—	—	—
Decrease in net assets from distributions to shareholders	(390,047,800)	(663,841,685)	(613,877,043)	(63,585,139)	(111,494,536)	(106,049,598)
Fund Share Transactions
Proceeds from sale of shares	3,563,397,309	6,495,784,806	5,163,608,699	628,339,931	1,914,843,386	1,499,053,213
Proceeds from shares issued to shareholders due to reinvestment of distributions	304,343,741	503,388,243	457,387,715	46,757,164	80,973,449	73,968,399
	3,867,741,050	6,999,173,049	5,620,996,414	675,097,095	1,995,816,835	1,573,021,612
Cost of shares redeemed	(1,712,687,725)	(6,214,750,928)	(3,863,915,184)	(449,550,670)	(1,978,012,513)	(1,076,362,482)
Net increase (decrease) in net assets from Fund share transactions	2,155,053,325	784,422,121	1,757,081,230	225,546,425	17,804,322	496,659,130
Net increase (decrease) in net assets	2,619,409,301	114,206,055	2,026,337,225	324,151,883	(135,286,895)	534,465,829
Net assets at the beginning of period	13,111,676,168	12,997,470,113	10,971,132,888	3,330,294,542	3,465,581,437	2,931,115,608
Net assets at the end of period	$15,731,085,469	$13,111,676,168	$12,997,470,113	$3,654,446,425	$3,330,294,542	$3,465,581,437
Undistributed (Over-distribution of) net investment income at the end of period	$12,632,095	$16,233,491	$32,025,589	$19,476,644	$14,059,167	$7,005,542

1	Class R6 Shares for High Yield were established on June 30, 2016.

See accompanying notes to financial statements.

224	NUVEEN

	Strategic Municipal Opportunities
	Six Months Ended 9/30/17	Eleven Months Ended 3/31/17	Year Ended 4/30/16
Operations
Net investment income (loss)	$1,350,237	$2,142,442	$870,317
Net realized gain (loss) from:
Investments	566,086	(858,948)	177,828
Futures contracts	(107,170)	27,589	—
Swaps	55,722	(200,721)	(27,818)
Change in net unrealized appreciation (depreciation) of:
Investments	2,143,035	(2,594,036)	1,930,431
Futures contracts	77,135	11,341	—
Swaps	157,387	151,828	(123,886)
Net increase (decrease) in net assets from operations	4,242,432	(1,320,505)	2,826,872
Distributions to Shareholders
From net investment income:
Class A Shares	(138,691)	(181,478)	(30,595)
Class C Shares	(19,435)	(22,538)	(3,371)
Class C2 Shares	—	—	—
Class R6 Shares	—	—	—
Class I Shares	(1,045,963)	(1,746,703)	(837,759)
From accumulated net realized gains:
Class A Shares	—	(59,084)	—
Class C Shares	—	(13,783)	—
Class C2 Shares	—	—	—
Class R6 Shares	—	—	—
Class I Shares	—	(578,721)	—
Decrease in net assets from distributions to shareholders	(1,204,089)	(2,602,307)	(871,725)
Fund Share Transactions
Proceeds from sale of shares	17,933,852	46,932,257	45,450,166
Proceeds from shares issued to shareholders due to reinvestment of distributions	649,660	852,595	158,735
	18,583,512	47,784,852	45,608,901
Cost of shares redeemed	(27,966,264)	(19,088,390)	(1,835,918)
Net increase (decrease) in net assets from Fund share transactions	(9,382,752)	28,696,462	43,772,983
Net increase (decrease) in net assets	(6,344,409)	24,773,650	45,728,130
Net assets at the beginning of period	84,391,788	59,618,138	13,890,008
Net assets at the end of period	$78,047,379	$84,391,788	$59,618,138
Undistributed (Over-distribution of) net investment income at the end of period	$398,861	$252,713	$8,485

See accompanying notes to financial statements.

NUVEEN	225

Statement of

Cash Flows	Six Months Ended September 30, 2017 (Unaudited)

High Yield
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$854,403,776
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(3,618,594,828)
Proceeds from sales and maturities of investments	553,943,410
Proceeds from (Purchase of) short-term investments, net	(189,780,971)
Proceeds from (Payments for) swap contracts, net	1,527,152
Payment-in-kind distributions	(6,968,779)
Premiums received (paid) for credit default swaps	261,871
Taxes paid on undistributed capital gains	(33,243)
Amortization (Accretion) of premiums and discounts, net	(14,948,297)
(Increase) Decrease in:
Cash collateral at brokers for investments in swaps	6,687,697
Cash collateral at brokers for investments in futures	1,075,000
Receivable for interest	(38,060,453)
Receivable for investments sold	(35,304,701)
Receivable for variation margin on futures contracts	(686,499)
Other assets	(438,572)
Increase (Decrease) in:
Payable for investments purchased	23,572,990
Payable for variation margin on futures contracts	(670,031)
Payable for variation margin on swap contracts	(62,561)
Accrued management fees	825,778
Accrued Trustees fees	160,229
Accrued 12b-1 distribution and service fees	112,833
Accrued other expenses	253,548
Net realized gain (loss) from:
Investments	(27,203,251)
Swaps	(1,527,152)
Paydowns	(10,625)
Change in net unrealized appreciation (depreciation) of:
Investments	(438,736,350)
Swaps(1)	(6,119,216)
Net cash provided by (used in) operating activities	(2,936,321,243)
Cash Flows from Financing Activities:
Increase (Decrease) in Floating rate obligations	967,515,000
Cash distributions paid to shareholders	(85,309,085)
Proceeds from sale of shares	3,508,714,075
Cost of shares redeemed	(1,699,084,852)
Net cash provided by (used in) financing activities	2,691,835,138
Net Increase (Decrease) in Cash	(244,486,105)
Cash at the beginning of period	289,928,535
Cash at the end of period	$45,442,430

Supplemental Disclosure of Cash Flow Information	High Yield
Cash paid for interest (excluding amortization of offering costs)	$10,764,492
Non-cash financing activities not included herein consists of reinvestments of share distributions	304,343,741

(1)	Excluding over-the-counter cleared swaps.

See accompanying notes to financial statements.

226	NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK

NUVEEN	227

Financial

Highlights (Unaudited)

High Yield

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/99)
Year Ended 3/31:
2018(h)	$16.73	$0.45	$0.56	$1.01	$(0.46)	$—	$(0.46)	$17.28
2017(i)	17.54	0.83	(0.79)	0.04	(0.85)	—	(0.85)	16.73
Year Ended 4/30:
2016	17.16	0.97	0.35	1.32	(0.94)	—	(0.94)	17.54
2015	16.45	0.96	0.70	1.66	(0.95)	—	(0.95)	17.16
2014	17.41	1.00	(0.97)	0.03	(0.99)	—	(0.99)	16.45
2013	16.17	1.02	1.23	2.25	(1.01)	—	(1.01)	17.41
2012	14.22	1.09	1.92	3.01	(1.06)	—	(1.06)	16.17
Class C (2/14)
Year Ended 3/31:
2018(h)	16.71	0.38	0.56	0.94	(0.39)	—	(0.39)	17.26
2017(i)	17.52	0.71	(0.79)	(0.08)	(0.73)	—	(0.73)	16.71
Year Ended 4/30:
2016	17.14	0.82	0.36	1.18	(0.80)	—	(0.80)	17.52
2015	16.43	0.82	0.71	1.53	(0.82)	—	(0.82)	17.14
2014(e)	15.91	0.10	0.61	0.71	(0.19)	—	(0.19)	16.43
Class C2 (6/99)(f)
Year Ended 3/31:
2018(h)	16.71	0.40	0.56	0.96	(0.41)	—	(0.41)	17.26
2017(i)	17.52	0.75	(0.79)	(0.04)	(0.77)	—	(0.77)	16.71
Year Ended 4/30:
2016	17.15	0.88	0.33	1.21	(0.84)	—	(0.84)	17.52
2015	16.43	0.87	0.71	1.58	(0.86)	—	(0.86)	17.15
2014	17.39	0.92	(0.98)	(0.06)	(0.90)	—	(0.90)	16.43
2013	16.16	0.93	1.22	2.15	(0.92)	—	(0.92)	17.39
2012	14.21	1.01	1.93	2.94	(0.99)	—	(0.99)	16.16
Class R6 (6/16)
2018(h)	16.72	0.47	0.56	1.03	(0.47)	—	(0.47)	17.28
2017(g)	17.95	0.72	(1.22)	(0.50)	(0.73)	—	(0.73)	16.72
Class I (6/99)
Year Ended 3/31:
2018(h)	16.73	0.46	0.56	1.02	(0.47)	—	(0.47)	17.28
2017(i)	17.54	0.86	(0.78)	0.08	(0.89)	—	(0.89)	16.73
Year Ended 4/30:
2016	17.16	1.00	0.35	1.35	(0.97)	—	(0.97)	17.54
2015	16.45	1.00	0.70	1.70	(0.99)	—	(0.99)	17.16
2014	17.41	1.03	(0.97)	0.06	(1.02)	—	(1.02)	16.45
2013	16.17	1.06	1.22	2.28	(1.04)	—	(1.04)	17.41
2012	14.22	1.12	1.92	3.04	(1.09)	—	(1.09)	16.17

228	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(c)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

6.07%	$4,975,656	0.97	%*	0.79	%*	5.24	%*	4%
0.21	4,261,316	0.88	*	0.76	*	5.25	*	21

7.95	4,295,385	0.83		0.77		5.66		14
10.29	3,569,746	0.83		0.78		5.63		15
0.56	3,017,069	0.85		0.79		6.29		30
14.24	3,162,448	0.85		0.82		6.01		13
21.93	2,382,456	0.85		0.83		7.18		16

5.65	978,608	1.77	*	1.59	*	4.44	*	4
(0.53)	859,108	1.68	*	1.56	*	4.47	*	21

7.09	687,487	1.62		1.56		4.84		14
9.42	402,338	1.63		1.58		4.81		15
4.45	73,770	1.60	*	1.54	*	4.84	*	30

5.78	994,507	1.52	*	1.34	*	4.70	*	4
(0.30)	1,057,592	1.43	*	1.31	*	4.71	*	21

7.29	1,241,540	1.38		1.32		5.13		14
9.75	1,345,260	1.38		1.33		5.11		15
(0.01)	1,420,874	1.41		1.35		5.76		30
13.57	1,780,581	1.40		1.37		5.46		13
21.31	1,376,916	1.40		1.38		6.64		16

6.22	36,354	0.73	*	0.55	*	5.48	*	4
(2.81)	37,275	0.66	*	0.54	*	5.58	*	21

6.16	8,745,961	0.77	*	0.59	*	5.45	*	4
0.40	6,896,385	0.68	*	0.56	*	5.44	*	21

8.17	6,773,058	0.63		0.57		5.86		14
10.50	5,653,789	0.63		0.58		5.85		15
0.75	3,905,060	0.65		0.59		6.48		30
14.44	4,426,124	0.65		0.62		6.20		13
22.17	2,665,906	0.65		0.63		7.38		16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(f)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(g)	For the period June 30, 2016 (commencement of operations) through March 31, 2017.
(h)	For the six months ended September 30, 2017.
(i)	For the eleven months ended March 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	229

Financial Highlights (Unaudited) (continued)

Short Duration High Yield

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (2/13)
Year Ended 3/31:
2018(i)	$9.87	$0.19	$0.28	$0.47	$(0.18)	$—	$(0.18)	$10.16
2017(j)	10.26	0.33	(0.41)	(0.08)	(0.31)	—	(0.31)	9.87
Year Ended 4/30:
2016	10.16	0.35	0.09	0.44	(0.34)	—	(0.34)	10.26
2015	9.89	0.35	0.28	0.63	(0.36)	—	(0.36)	10.16
2014	10.12	0.37	(0.27)	0.10	(0.33)	—	(0.33)	9.89
2013(e)	10.00	0.05	0.12	0.17	(0.05)	—	(0.05)	10.12
Class C (2/14)
Year Ended 3/31:
2018(i)	9.87	0.15	0.27	0.42	(0.14)	—	(0.14)	10.15
2017(j)	10.25	0.26	(0.41)	(0.15)	(0.23)	—	(0.23)	9.87
Year Ended 4/30:
2016	10.15	0.27	0.08	0.35	(0.25)	—	(0.25)	10.25
2015	9.88	0.27	0.28	0.55	(0.28)	—	(0.28)	10.15
2014(g)	9.71	0.06	0.17	0.23	(0.06)	—	(0.06)	9.88
Class C2 (2/13)(h)
Year Ended 3/31:
2018(i)	9.87	0.17	0.27	0.44	(0.15)	—	(0.15)	10.16
2017(j)	10.26	0.28	(0.41)	(0.13)	(0.26)	—	(0.26)	9.87
Year Ended 4/30:
2016	10.16	0.29	0.09	0.38	(0.28)	—	(0.28)	10.26
2015	9.89	0.30	0.27	0.57	(0.30)	—	(0.30)	10.16
2014	10.12	0.33	(0.29)	0.04	(0.27)	—	(0.27)	9.89
2013(e)	10.00	0.04	0.12	0.16	(0.04)	—	(0.04)	10.12
Class I (2/13)
Year Ended 3/31:
2018(i)	9.88	0.20	0.28	0.48	(0.19)	—	(0.19)	10.17
2017(j)	10.27	0.35	(0.41)	(0.06)	(0.33)	—	(0.33)	9.88
Year Ended 4/30:
2016	10.16	0.37	0.09	0.46	(0.35)	—	(0.35)	10.27
2015	9.89	0.37	0.28	0.65	(0.38)	—	(0.38)	10.16
2014	10.12	0.40	(0.29)	0.11	(0.34)	—	(0.34)	9.89
2013(e)	10.00	0.05	0.13	0.18	(0.06)	—	(0.06)	10.12

230	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest (d)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest (d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

4.78%	$785,789	0.83	%*	0.80	%*	3.84	%*	0.83	%*	0.80	%*	3.84	%*	13%
(0.80)	725,411	0.81	*	0.77	*	3.57	*	0.81	*	0.77	*	3.57	*	42

4.38	796,301	0.83		0.79		3.46		0.83		0.79		3.46		28
6.42	661,919	0.80		0.79		3.49		0.80		0.79		3.49		17
1.06	354,642	0.86		0.86		3.80		0.82		0.82		3.84		28
1.72	66,924	1.35	*	1.35	*	1.76	*	0.82	*	0.82	*	2.30	*	0	**

4.25	125,779	1.63	*	1.60	*	3.04	*	1.63	*	1.60	*	3.04	*	13
(1.46)	120,770	1.62	*	1.58	*	2.78	*	1.62	*	1.58	*	2.78	*	42

3.53	110,390	1.63		1.59		2.66		1.63		1.59		2.66		28
5.59	75,833	1.60		1.59		2.64		1.60		1.59		2.64		17
2.35	11,279	1.62	*	1.62	*	3.29	*	1.62	*	1.62	*	3.29	*	28

4.50	32,612	1.38	*	1.35	*	3.30	*	1.38	*	1.35	*	3.30	*	13
(1.32)	34,518	1.37	*	1.33	*	3.03	*	1.37	*	1.33	*	3.03	*	42

3.83	40,295	1.38		1.34		2.92		1.38		1.34		2.92		28
5.85	42,974	1.35		1.34		2.99		1.35		1.34		2.99		17
0.50	43,627	1.41		1.41		3.32		1.37		1.37		3.37		28
1.63	4,844	2.20	*	2.20	*	1.07	*	1.37	*	1.37	*	1.90	*	0	**

4.87	2,710,267	0.63	*	0.60	*	4.04	*	0.63	*	0.60	*	4.04	*	13
(0.64)	2,449,596	0.62	*	0.58	*	3.77	*	0.62	*	0.58	*	3.77	*	42

4.67	2,518,596	0.63		0.59		3.66		0.63		0.59		3.66		28
6.61	2,150,389	0.60		0.59		3.69		0.60		0.59		3.69		17
1.24	801,695	0.66		0.66		4.07		0.62		0.62		4.12		28
1.75	71,017	1.43	*	1.43	*	1.49	*	0.62	*	0.62	*	2.30	*	0	**
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and the interest expense and fees paid on borrowings, as described in Note 8 – Borrowing Arrangements.
(e)	For the period February 1, 2013 (commencement of operations) through April 30, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the period February 10, 2014 (commencement of operations) through April 30, 2014.
(h)	Formerly Class C Shares and renamed to Class C2 Shares on February 10, 2014.
(i)	For the six months ended September 30, 2017.
(j)	For the eleven months ended March 31, 2017.
*	Annualized.
**	Rounds to less than 1%.

See accompanying notes to financial statements.

NUVEEN	231

Financial Highlights (Unaudited) (continued)

Strategic Municipal Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/14)
Year Ended 3/31:
2018(g)	$9.98	$0.17	$0.36	$0.53	$(0.15)	$—	$(0.15)	$10.36
2017(h)	10.52	0.29	(0.47)	(0.18)	(0.26)	(0.10)	(0.36)	9.98
Year Ended 4/30:
2016	10.07	0.28	0.44	0.72	(0.27)	—	(0.27)	10.52
2015(e)	10.00	0.10	0.03	0.13	(0.06)	—	(0.06)	10.07
Class C (12/14)
Year Ended 3/31:
2018(g)	9.97	0.13	0.36	0.49	(0.11)	—	(0.11)	10.35
2017(h)	10.52	0.21	(0.47)	(0.26)	(0.19)	(0.10)	(0.29)	9.97
Year Ended 4/30:
2016	10.06	0.20	0.45	0.65	(0.19)	—	(0.19)	10.52
2015(e)	10.00	0.06	0.04	0.10	(0.04)	—	(0.04)	10.06
Class I (12/14)
Year Ended 3/31:
2018(g)	9.98	0.18	0.36	0.54	(0.16)	—	(0.16)	10.36
2017(h)	10.53	0.30	(0.47)	(0.17)	(0.28)	(0.10)	(0.38)	9.98
Year Ended 4/30:
2016	10.08	0.30	0.44	0.74	(0.29)	—	(0.29)	10.53
2015(e)	10.00	0.10	0.05	0.15	(0.07)	—	(0.07)	10.08

232	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement						Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Expenses Including Interest(d)		Expenses Excluding Interest		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

5.35%	$10,418	1.04	%*	1.00	%*	3.09	%*	0.84	%*	0.80	%*	3.29	%*	40%
(1.74)	8,379	0.99	*	0.96	*	2.94	*	0.83	*	0.80	*	3.09	*	58

7.27	2,301	1.29		1.28		2.45		0.92		0.91		2.82		59
1.33	608	1.55	*	1.55	*	2.08	*	0.92	*	0.92	*	2.70	*	12

4.93	1,965	1.85	*	1.81	*	2.29	*	1.64	*	1.60	*	2.50	*	40
(2.56)	1,737	1.79	*	1.76	*	2.10	*	1.63	*	1.60	*	2.26	*	58

6.49	618	1.99		1.98		1.70		1.72		1.71		1.96		59
1.02	84	2.36	*	2.36	*	1.02	*	1.72	*	1.72	*	1.67	*	12

5.44	65,664	0.85	*	0.81	*	3.28	*	0.64	*	0.60	*	3.49	*	40
(1.68)	74,276	0.79	*	0.76	*	3.07	*	0.64	*	0.61	*	3.22	*	58

7.45	56,699	0.97		0.96		2.66		0.72		0.71		2.90		59
1.47	13,198	1.38	*	1.38	*	2.03	*	0.72	*	0.72	*	2.69	*	12
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities.
(e)	For the period December 16, 2014 (commencement of operations) through April 30, 2015.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended September 30, 2017.
(h)	For the eleven months ended March 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	233

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Municipal Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen High Yield Municipal Bond Fund (“High Yield”), Nuveen Short Duration High Yield Municipal Bond Fund (“Short Duration High Yield”) and Nuveen Strategic Municipal Opportunities Fund (“Strategic Municipal Opportunities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The end of the reporting period for the Funds is September 30, 2017, and the period covered by these Notes to Financial Statements is the six months ended September 30, 2017, (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

High Yield’s and Short Duration High Yield’s investment objective is to provide high current income exempt from regular federal income taxes. Capital appreciation is a secondary objective when consistent with each Fund’s primary objective.

Strategic Municipal Opportunities’ investment objective is to seek total return through income exempt from regular federal income taxes and capital appreciation.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Outstanding when-issued/delayed delivery purchase commitments	$29,694,817	$15,137,967	$7,968,365

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Investment income, is comprised of interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

234	NUVEEN

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.20% annual 12b-1 service fee. Class A Share purchases of $500,000 or more for High Yield and $250,000 or more for Short Duration High Yield and Strategic Municipal Opportunities are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% for High Yield and Strategic Municipal Opportunities and 0.70% for Short Duration High Yield if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. The Funds will issue class C2 Shares upon the exchange of Class C2 Shares from another Nuveen municipal bond fund or for the purposes of dividend reinvestment, but Class C2 Shares are not available for new accounts or for additional investment into existing accounts. Class C2 Shares incur a 0.55% annual 12b-1 distribution fee and a 0.20% annual 12b-1 service fee. Class C and C2 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

NUVEEN	235

Notes to Financial Statements (Unaudited) (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, that last traded price and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

236	NUVEEN

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

High Yield	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Municipal Bonds	$—	$16,660,293,085	$144,424	**	$16,660,437,509
Common Stocks	143,926,416	—	—		143,926,416
Corporate Bonds	—	235,352,839	51,262	**	235,404,101
Short-Term Investments*:
Municipal Bonds	—	241,840,457	599,021	**	242,439,478
Investments in Derivatives:
Futures Contracts***	4,889,570	—	—		4,889,570
Credit Default Swaps***	—	—	6,824,828	**	6,824,828
Interest Rate Swaps***	—	(2,253,426)	—		(2,253,426)
Total	$148,815,986	$17,135,232,955	$7,619,535		$17,291,668,476

Short Duration High Yield
Long-Term Investments*:
Municipal Bonds	$—	$3,579,247,371	$—		$3,579,247,371
Short-Term Investments*:
Municipal Bonds	—	37,931,718	—		37,931,718
Investments in Derivatives:
Futures Contracts***	621,004	—	—		621,004
Credit Default Swaps***	—	—	748,136	**	748,136
Interest Rate Swaps***	—	(1,495,967)	—		(1,495,967)
Total	$621,004	$3,615,683,122	$748,136		$3,617,052,262

Strategic Municipal Opportunities
Long-Term Investments*:
Municipal Bonds	$—	$76,484,793	$—		$76,484,793
Corporate Bonds	—	1,722,783	—		1,722,783
Short-Term Investments*:
Municipal Bonds	—	7,882,000	—		7,882,000
Investments in Derivatives:
Futures Contracts***	88,476	—	—		88,476
Credit Default Swaps***	—	—	185,329	**	185,329
Total	$88,476	$86,089,576	$185,329		$86,363,381
*	Refer to the Fund’s Portfolio of Investments for state and/or industry classifications.
**	Refer the Fund’s Portfolio of Investments for securities classified as Level 3.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of pricing service for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing service and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

NUVEEN	237

Notes to Financial Statements (Unaudited) (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Floating rate obligations: self-deposited Inverse Floaters	$1,930,167,000	$8,000,000	$1,400,000
Floating rate obligations: externally-deposited Inverse Floaters	2,143,198,000	42,750,000	—
Total	$4,073,365,000	$50,750,000	$1,400,000

238	NUVEEN

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Average floating rate obligations outstanding	$1,528,041,481	$8,000,000	$1,400,000
Average annual interest rate and fees	1.41%	1.39%	1.41%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, High Yield had outstanding borrowings under such liquidity facilities in the amount of $26,200,907, which is recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities. There were no loans outstanding under such facilities for Short Duration High Yield and Strategic Municipal Opportunities as of the end of the reporting period.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$1,726,017,000	$—	$200,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	1,938,803,000	42,750,000	—
Total	$3,664,820,000	$42,750,000	$200,000

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures

NUVEEN	239

Notes to Financial Statements (Unaudited) (continued)

contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, High Yield, Short Duration High Yield and Strategic Municipal Opportunities managed the duration of their respective portfolios by shorting interest rate futures contracts.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Average notional amount of futures contracts outstanding*	$372,085,427	$46,550,375	$5,469,594
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
High Yield

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$4,889,570	—	$—
Short Duration High Yield

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	621,004	—	—
Strategic Municipal Opportunities

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	88,476	—	—
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
High Yield	Interest rate	Futures contracts	$(7,589,784)	$3,500,074
Short Duration High Yield	Interest rate	Futures contracts	(944,235)	452,250
Strategic Municipal Opportunities	Interest rate	Futures contracts	(107,170)	77,135

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

240	NUVEEN

The amount of the payment obligation is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, High Yield and Short Duration High Yield continued to invest in forward interest rate swap contracts as a duration-management tool and to reduce the duration of their respective portfolios.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	High Yield	Short Duration High Yield
Average notional amount of interest rate swap contracts outstanding*	$85,000,000	$98,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

Credit Default Swap Contracts

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When a Fund has bought (sold) protection in a credit default swap upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

NUVEEN	241

Notes to Financial Statements (Unaudited) (continued)

For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps (, net)” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current reporting period, High Yield and Strategic Municipal Opportunities used credit default swap contracts to purchase credit protection on certain credits, or to take on credit risk on other credits and earn a commensurate credit spread.

During the current reporting period, Short Duration High Yield also used credit default swap contracts to take on credit risk to certain credits and earn a commensurate credit spread.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Average notional amount of credit default swap contracts outstanding*	$95,000,000	$10,000,000	$3,333,333
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
High Yield

Credit	Swaps (OTC Uncleared)	Unrealized appreciation on credit default swaps***	$6,824,828	—	$—
Interest Rate	Swaps (OTC Uncleared)	—	—	Unrealized depreciation on interest rate swaps	(729,628)

Interest Rate	Swaps (OTC Cleared)	—	—	Payable for variation margin on swap contracts***	(1,523,798)
Total			$—		$(2,253,426)
Short Duration High Yield

Credit	Swaps (OTC Uncleared)	Unrealized appreciation on credit default swaps***	$748,136	—	$—
Interest Rate	Swaps (OTC Uncleared)	—	—	Unrealized depreciation on interest rate swaps	(1,512,688)
Interest Rate	Swaps (OTC Cleared)	Receivable for variation margin on swap contracts**	16,721	—	—
Total			$16,721		$(1,512,688)
Strategic Municipal Opportunities

Credit	Swaps (OTC Uncleared)	Unrealized appreciation on credit default swaps***	$185,329	—	$—
**	Value represents the unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability amount as described in the table above.
***	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

242	NUVEEN

The following tables present the Funds’ swap contracts subject to netting agreements and the collateral delivered related to those swap contracts, as of the end of the reporting period.

					Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps****	Gross Unrealized (Depreciation) on Interest Rate Swaps****	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Financial Instruments*****	Collateral Pledged to (from) Counter party	Net Exposure
High Yield
	JPMorgan Chase Bank, N.A.	$—	$(729,628)	$(729,628)	$729,628	$—	$—

Short Duration High Yield
	JPMorgan Chase Bank, N.A.	$—	$(1,512,688)	$(1,512,688)	$—	$1,512,688	$—

****   Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

***** Represents inverse floating rate securities available for offset.

					Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Counterparty	Gross Unrealized Appreciation on Credit Default Swaps****	Gross Unrealized (Deprecia tion) on Credit Default Swaps****	Net Unrealized Appreciation (Depreciation) on Credit Default Swaps	Financial Instruments	Collateral Pledged to (from) Counterparty	Net Exposure
High Yield
	Citigroup Global Markets Inc.	$6,824,828	$—	$6,824,828	$—	$(6,824,828)	$—

Short Duration High Yield
	Citigroup Global Markets Inc.	$748,136	$—	$748,136	$—	$—	$748,136

Strategic Municipal Opportunities
	Citigroup Global Markets Inc.	$185,329	$—	$185,329	$—	$—	$185,329
****	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
High Yield	Credit	Swaps	$1,512,430	$6,829,632
	Interest rate	Swaps	14,722	(2,249,303)
Total			$1,527,152	$4,580,329
Short Duration High Yield	Credit	Swaps	$168,740	$722,620
	Interest rate	Swaps	8,118	(1,825,890)
Total			$176,858	$(1,103,270)
Strategic Municipal Opportunities
	Credit	Swaps	$55,722	$157,387
Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

NUVEEN	243

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

The Funds have an effective registration statement on file with the Securities and Exchange Commission (“SEC”) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 9/30/17		Eleven Months Ended 3/31/17		Year Ended 4/30/16
High Yield	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	62,351,270	$1,063,699,138	125,633,552	$2,161,421,306	108,065,242	$1,847,629,176
Class C	9,225,741	157,399,503	21,656,948	377,001,891	19,368,376	331,545,252
Class C2	202,353	3,442,422	585,845	9,986,218	680,875	11,637,233
Class R6[1]	7,315	124,083	190,350	3,282,652	—	—
Class R6[1] – exchanges	—	—	2,058,256	36,945,689	—	—
Class I	137,428,801	2,338,732,163	229,260,542	3,907,147,050	173,732,899	2,972,797,038
Shares issued to shareholders due to reinvestment of distributions:
Class A	6,236,758	106,648,497	11,346,649	195,368,544	10,119,122	173,175,707
Class C	1,016,720	17,365,345	1,657,718	28,430,595	1,104,205	18,891,115
Class C2	1,173,009	20,037,356	2,363,615	40,669,637	2,848,515	48,664,409
Class R6[1]	55,411	947,133	86,322	1,474,398	—	—
Class I	9,316,818	159,345,410	13,777,334	237,445,069	12,658,668	216,656,484
	227,014,196	3,867,741,050	408,617,131	6,999,173,049	328,577,902	5,620,996,414
Shares redeemed:
Class A	(35,343,860)	(602,879,744)	(127,162,051)	(2,158,762,793)	(81,261,941)	(1,385,371,696)
Class C	(4,953,711)	(84,498,836)	(11,146,699)	(188,090,044)	(4,696,955)	(80,245,489)
Class C2	(7,043,489)	(120,051,746)	(10,527,943)	(179,949,752)	(11,136,955)	(189,851,044)
Class R6[1]	(187,536)	(3,217,493)	(106,135)	(1,869,533)	—	—
Class I	(52,853,285)	(902,039,906)	(214,901,424)	(3,649,133,117)	(129,589,936)	(2,208,446,955)
Class I – exchanges	—	—	(2,058,256)	(36,945,689)	—	—
	(100,381,881)	(1,712,687,725)	(365,902,508)	(6,214,750,928)	(226,685,787)	(3,863,915,184)
Net increase (decrease)	126,632,315	$2,155,053,325	42,714,623	$784,422,121	101,892,115	$1,757,081,230

1	Class R6 Shares were established on June 30, 2016.

	Six Months Ended 9/30/17		Eleven Months Ended 3/31/17		Year Ended 4/30/16
Short Duration High Yield	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	11,204,944	$112,454,459	49,138,253	$493,483,258	33,174,092	$335,134,199
Class C	1,398,111	14,042,221	4,503,886	45,489,169	4,572,631	46,175,066
Class C2	26,592	266,969	346,244	3,428,035	225,227	2,271,253
Class I	49,844,161	501,576,282	136,382,423	1,372,442,924	110,221,571	1,115,472,695
Shares issued to shareholders due to reinvestment of distributions:
Class A	943,185	9,488,661	1,787,694	18,054,611	1,738,189	17,581,629
Class C	125,905	1,265,921	197,377	1,988,982	151,203	1,528,745
Class C2	39,071	393,016	67,642	683,232	82,855	837,888
Class I	3,536,105	35,609,566	5,957,932	60,246,624	5,337,044	54,020,137
	67,118,074	675,097,095	198,381,451	1,995,816,835	155,502,812	1,573,021,612
Shares redeemed:
Class A	(8,269,993)	(82,928,488)	(55,030,364)	(545,845,276)	(22,480,343)	(227,510,183)
Class C	(1,376,880)	(13,822,354)	(3,224,479)	(32,111,395)	(1,431,739)	(14,463,014)
Class C2	(351,456)	(3,524,125)	(843,857)	(8,486,577)	(611,587)	(6,182,326)
Class I	(34,743,895)	(349,275,703)	(139,651,519)	(1,391,569,265)	(81,904,889)	(828,206,959)
	(44,742,224)	(449,550,670)	(198,750,219)	(1,978,012,513)	(106,428,558)	(1,076,362,482)
Net increase (decrease)	22,375,850	$225,546,425	(368,768)	$17,804,322	49,074,254	$496,659,130

244	NUVEEN

	Six Months Ended 9/30/17		Eleven Months Ended 3/31/17		Year Ended 4/30/16
Strategic Municipal Opportunities	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	448,923	$4,604,460	1,325,591	$13,400,371	230,899	$2,366,003
Class C	39,105	399,464	133,281	1,385,705	50,106	519,171
Class I	1,259,914	12,929,928	3,167,680	32,146,181	4,169,862	42,564,992
Shares issued to shareholders due to reinvestment of distributions:
Class A	13,459	137,933	23,503	236,711	2,862	29,202
Class C	1,844	18,888	3,492	34,914	236	2,441
Class I	48,048	492,839	57,561	580,970	12,435	127,092
	1,811,293	18,583,512	4,711,108	47,784,852	4,466,400	45,608,901
Shares redeemed:
Class A	(296,206)	(3,043,845)	(728,130)	(7,219,493)	(75,378)	(761,515)
Class C	(25,334)	(258,165)	(21,251)	(212,129)	(9)	(91)
Class I	(2,411,838)	(24,664,254)	(1,171,896)	(11,656,768)	(106,266)	(1,074,312)
	(2,733,378)	(27,966,264)	(1,921,277)	(19,088,390)	(181,653)	(1,835,918)
Net increase (decrease)	(922,085)	$(9,382,752)	2,789,831	$28,696,462	4,284,747	$43,772,983

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Purchases	$3,618,594,828	$686,732,640	$31,181,278
Sales and maturities	553,943,410	433,845,531	38,909,327

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2017.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Tax cost of investments	$14,541,877,959	$3,525,790,904	$83,089,392
Gross unrealized:
Appreciation	$1,348,582,069	$137,466,754	$2,106,736
Depreciation	(538,423,161)	(54,078,569)	(506,552)
Net unrealized appreciation (depreciation) of investments	$810,158,908	$83,388,185	$1,600,184

NUVEEN	245

Notes to Financial Statements (Unaudited) (continued)

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Tax cost of futures	$4,889,570	$621,004	$88,476
Net unrealized appreciation (depreciation) of futures	—	—	—
	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Tax cost of swaps	$(2,119,539)	$(124,775)	$(31,298)
Net unrealized appreciation (depreciation) of swaps	(2,253,436)	(1,495,967)	—

Permanent differences, primarily due to federal taxes paid, expiration of capital loss carryforwards, taxable market discount, paydowns, distribution reallocations and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of net assets as of March 31, 2017, the Funds’ last tax year end, as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Capital paid-in	$(277,199,051)	$—	$—
Undistributed (Over-distribution of) net investment income	(916,439)	(1,121,896)	52,505
Accumulated net realized gain (loss)	278,115,490	1,121,896	(52,505)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2017, the Funds’ last tax year end, were as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Undistributed net tax-exempt income[1]	$18,281,197	$16,694,259	$338,680
Undistributed net ordinary income[2]	5,946,576	596,284	53,854
Undistributed net long-term capital gains	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period March 1, 2017 through March 31, 2017, and paid on April 3, 2017.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax years ended March 31, 2017 and April 30, 2016, was designated for purposes of the dividends paid deduction as follows:

2017	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Distributions from net tax-exempt income	$653,961,490	$110,842,336	$1,846,060
Distributions from net ordinary income[2]	6,689,353	353,820	612,858
Distributions from net long-term capital gains	—	—	75,497

2016	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Distributions from net tax-exempt income	$597,820,063	$104,883,612	$761,594
Distributions from net ordinary income[2]	9,132,280	62,683	—
Distributions from net long-term capital gains	—	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of March 31, 2017, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	High Yield	Short Duration High Yield
Expiration:
March 31, 2018	$755,760,482	$—
March 31, 2019	36,220,059	—
Not subject to expiration	322,513,608	54,547,789
Total	$1,114,494,149	$54,547,789

As of March 31, 2017, the Funds’ last tax year end, $277,191,907 of High Yield’s capital loss carryforward expired.

246	NUVEEN

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

Strategic Municipal Opportunities
Post-October capital losses[3]	$1,553,700
Late-year ordinary losses[4]	—
[3]	Capital losses incurred from November 1, 2016 through March 31, 2017, the Funds’ last tax year end.
[4]	Ordinary losses incurred from January 1, 2017 through March 31, 2017 and/or specified losses incurred from November 1, 2016 through March 31, 2017.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

For the period April 1, 2017 through July 31, 2017, the annual Fund-level fee, payable monthly, for each Fund was calculated according to the following schedule:

Average Daily Net Assets	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
For the first $125 million	0.4000%	0.4000%	0.3500%
For the next $125 million	0.3875	0.3875	0.3375
For the next $250 million	0.3750	0.3750	0.3250
For the next $500 million	0.3625	0.3625	0.3125
For the next $1 billion	0.3500	0.3500	0.3000
For net assets over $2 billion	0.3250	0.3250	0.2750

Effective August 1, 2017, the annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
For the first $125 million	0.4000%	0.4000%	0.3500%
For the next $125 million	0.3875	0.3875	0.3375
For the next $250 million	0.3750	0.3750	0.3250
For the next $500 million	0.3625	0.3625	0.3125
For the next $1 billion	0.3500	0.3500	0.3000
For the next $3 billion	—	—	0.2750
For the next $5 billion	—	—	0.2500
For net assets over $10 billion	—	—	0.2375
For the next $8 billion	0.3250	0.3250	—
For the next $5 billion	0.3125	0.3125	—
For the next $5 billion	0.3000	0.3000	—
For net assets over $20 billion	0.2875	0.2875	—

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Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2017, the complex-level fee for each Fund was 0.1599%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that the total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. The expense limitation expiring July 31, 2019, may be terminated or modified prior to that date only with the approval of the Board.

Fund	Expense Cap	Expense Cap Expiration Date
Short Duration High Yield	0.65%	July 31, 2019
Strategic Municipal Opportunities	0.64	July 31, 2019

Other Transactions with Affiliates

Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Purchases	$800,005	$8,975,145	$—
Sales	—	—	10,681,704

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Sales charges collected	$5,406,244	$361,463	$13,129
Paid to financial intermediaries	4,939,097	347,800	12,866

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

248	NUVEEN

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
Commission advances	$4,554,337	$616,264	$20,028

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C and C2 Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
12b-1 fees retained	$1,474,315	$143,294	$4,615

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	High Yield	Short Duration High Yield	Strategic Municipal Opportunities
CDSC retained	$185,948	$56,918	$2,289

As of the end of the reporting period, Nuveen owned 5,000 shares each of Class A and Class C, and 990,000 shares of Class I of Strategic Municipal Opportunities.

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period. The Unsecured Credit Line was not reviewed after its scheduled Termination Date on July 27, 2017.

$3 Billion Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which includes the Funds. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

$96.7 Million Committed Line of Credit

Short Duration High Yield, along with certain of the Participating Funds (the “Subset of Participating Funds”), had established a 364-day, $96,687,000 standby credit facility with a lender, under which the Subset of Participating Funds may borrow for various purposes other than leveraging for investment purposes. This standby credit facility is in addition to the $3 billion standby credit facility noted previously. The Subset of Participating Funds may only borrow from either the $96,687,000 standby credit facility or the $3 billion standby credit facility at any one time. This standby credit facility expired in October 2017 (subsequent to the close of the reporting period).

This standby credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds will pay administration, legal and arrangement fees, which will be recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, will be allocated among such Subset of Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Subset of Participating Fund.

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Notes to Financial Statements (Unaudited) (continued)

During the current fiscal period, the following Fund utilized one or both of these facilities (“Borrowings”). The Fund’s maximum outstanding balance on the Borrowings during the utilization period were as follows:

Short Duration High Yield
Maximum outstanding balance	$46,000,000

During the current reporting period, and during the Fund’s utilization period, the average daily balance outstanding and average interest rate on the Borrowings were as follows:

Short Duration High Yield
Average daily balance outstanding	$18,955,172
Average interest rate	2.36%

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. However, such Borrowings, if effected not for investment purposes but rather on a transient basis in the course of a Fund’s day-to-day operations, typically in order to pay cash out to redeeming shareholders or to settle portfolio trades, will not be reflected in the calculation of a Fund’s Effective Leverage Ratio.

9. New Accounting Pronouncements

Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

250	NUVEEN

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	251

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Corporate-Backed Municipal Bond: A municipal bond issued by a state or local government agency and backed by a corporate entity.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through certain borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.

Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Lipper General & Insured Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General & Insured Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper High Yield Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Municipal Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

252	NUVEEN

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Municipal Yield Index: An index structured so that 70% of the market value of the index consists of bonds that are either non-rated or are rated below investment grade, and 20% are rated between BBB/Baa, and 10% are rated single A. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Short Duration Municipal Yield Index: An index that consists of bonds maturing in 1 to 12 years and is structured so that 70% of the market value of the index consists of bonds that are either non-rated or are rated below investment grade, and 20% are rated between BBB/Baa, and 10% are rated single A. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

NUVEEN	253

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of the Funds, including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and Nuveen Asset Management, LLC, the Funds’ sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement for the Funds that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; payments to intermediaries such as 12b-1 fees, sub-transfer agency fees and other payments; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on any performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”) and with a more focused subset of the Peer Universe (the “Peer Group”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as

254	NUVEEN

overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to open-end Nuveen funds, such initiatives also included, but were not limited to, (a) implementing the multi-class solutions platform through the launch of several multi-asset income funds; (b) creating new share classes on several funds, including Nuveen High Yield Municipal Bond Fund (the “High Yield Fund”), to potentially attract new clients and respond to regulatory developments; (c) reviewing the pricing of the open-end product line which resulted in the reduction of the management fee and/or temporary expense cap for various funds, including the reduction of both the management fee and temporary expense cap of Nuveen Strategic Municipal Opportunities Fund (the “Strategic Fund”); (d) lowering the sales load breakpoints on certain municipal open-end funds to make them more competitive in the marketplace; (e) modifying the investment policies of various funds; and (f) creating a new product line of exchange-traded funds (“ETFs”).

With respect to municipal funds, the Independent Board Members also appreciated, in particular, the astute portfolio management of the municipal funds with respect to the Puerto Rico debt crisis.

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Funds. The Sub-Adviser generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017 (or for such shorter periods available for Nuveen Short Duration High Yield Municipal Bond Fund (the “Short Duration Fund”) and the Strategic Fund, which did not exist for part of the foregoing time frame). The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment

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objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members. The Independent Board Members also noted that although the open-end funds offer multiple classes and the performance data was based on Class A shares, the performance of the other classes of a fund should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

In reviewing the performance of the Nuveen municipal funds, the Board recognized the challenged and volatile conditions of the municipal market in the fourth quarter of 2016 which impacted the performance of many of the municipal funds. The Board further considered that the municipal market had generally rebounded in the first quarter of 2017. In reviewing the performance of the municipal funds, the Board considered the impact of the market conditions.

For the High Yield Fund, the Board noted that the Fund performed well against its Performance Peer Group, ranking in the second quartile in the one-year period and first quartile in the three- and five-year periods. Although the Fund underperformed its benchmark in the one-year period, the Fund outperformed its benchmark in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For the Short Duration Fund, the Board noted that the Fund ranked in its Performance Peer Group in the fourth quartile in the one- and three-year periods. In reviewing the comparative peer performance, however, the Board recognized that the Performance Peer Group was classified as low in relevancy as a result of the Fund’s unique mandate to invest in high yield, short duration municipal bonds. Although the Fund underperformed its benchmark in the one-year period, the Fund outperformed its benchmark in the three-year period. The Board considered that the Fund’s lack of exposure to Puerto Rico securities contributed to its underperformance to the benchmark in the one-year period. Considering the foregoing, the Board was satisfied with the explanation for the Fund’s performance variation from that of its Performance Peer Group.

For the Strategic Fund, the Board noted that the Fund ranked in the fourth quartile in its Performance Peer Group and underperformed its benchmark in the one-year period. The Board noted that the Fund’s performance history was too short to make a meaningful assessment of performance. Nevertheless, in reviewing the limited performance history, the Board had recognized that the differences between the Fund and the Performance Peer Group resulted in the Adviser classifying the Performance Peer Group as low in relevancy. In this regard, the Board considered that the Fund had a significant portion of its portfolio allocated to securities rated BBB and below whereas the funds in its Performance Peer Group consisted largely of investment grade funds. The Fund’s positioning in BBB rated and non-rated securities also contributed to its underperformance to the benchmark in the one-year period. The Fund, however, ranked in the first quartile in its Performance Peer Group and outperformed its benchmark for the first quarter of 2017.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross management fees and after taking into effect any expense limitation arrangement and/or fee waivers (to the extent applicable), the net management fees paid by the Funds. The Board further considered the net total expense ratio of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratio with those of a Peer Universe and/or Peer Group, as applicable. The Independent Board Members also reviewed the methodology regarding

256	NUVEEN

the construction of the applicable Peer Universe and Peer Group by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe or Peer Group; changes each year of funds comprising the Peer Universe and Peer Group; and levels of expense reimbursements and fee waivers. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted that the High Yield Fund and the Short Duration Fund each had a net management fee in line with its respective peer average and a net expense ratio below its respective peer average, and the Strategic Fund had a net management fee and net expense ratio below the peer average.

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. In this regard, the Board was aware that as a result of a review of the pricing of the Nuveen open-end funds, the management fees and/or expense caps of various open-end funds had been reduced in 2016. The Independent Board Members also took into account any expense reimbursements and/or fee waivers provided by Nuveen. In addition, the Independent Board Members recognized that the fund-level breakpoint schedules of the Nuveen open-end funds recently were revised resulting in the addition of more breakpoints in the management fee schedules of the funds. The Board recognized that the revised schedules would provide for the potential of additional savings for shareholders if the respective fund’s assets under management grow and actual savings for the High Yield Fund given its level of assets under management already exceeded certain of the applicable new breakpoints.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include municipal separately managed accounts and passively managed ETFs sub-advised by the Sub-Adviser but that are offered by another fund complex.

The Board recognized that each Fund had an affiliated sub-adviser. In reviewing the fee rates assessed to other clients, with respect to affiliated sub-advisers, the Board reviewed, among other things, the range of fees and average fee rates assessed for managed accounts.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, product distribution, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. With respect to affiliated sub-advisers, the Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.

Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The

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Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. As noted, the Board had recently approved revised fund-level breakpoint schedules for the Nuveen open-end funds which resulted in additional breakpoints added to the breakpoint schedules and therefore the potential for additional savings as a fund’s asset level grows and immediate savings for the High Yield Fund.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Short Duration Fund and the Strategic Fund through their temporary expense caps. The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee waivers and expense reimbursements (if applicable), as well as fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year. In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

258	NUVEEN

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the principal underwriter for the open-end funds providing distribution and shareholder services to the funds for which it may be compensated through sales charges and distribution fees and shareholder services fees pursuant to the funds’ Rule 12b-1 distribution and service plan or otherwise. The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the calendar year ending December 31, 2016.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
, 333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-HYM-0917D        304538-INV-B-11/18

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Trust

By	(Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme Vice President and Secretary

Date: December 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: December 7, 2017

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: December 7, 2017